UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

200 Clarendon Street, Boston, MA 02116-5021

(Address of principal executive offices) (Zip code)

CT Corporation System

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-474-2737

Date of fiscal year end: April 30, 2009

Date of reporting period: April 30, 2009

Item 1.	Reports to Stockholders.

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(46.86)%	(46.85)%	(46.76)%	1.49%	1.48%	1.99%	3.44%	3.43%	3.96%

			Cumulative Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(46.86)%	(46.85)%	(46.76)%	7.68%	7.60%	10.37%	35.05%	34.98%	41.24%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Chemicals	54.94%

Mining	21.50

Iron & Steel	10.47

Coal	7.73

Forest Products & Paper	2.60

Household Products & Wares	1.04

Metal Fabricate & Hardware	1.01

Environmental Control	0.36

Manufacturing	0.16

Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
E.I. du Pont de Nemours and Co.	9.66%

Praxair Inc.	8.86

Newmont Mining Corp.	7.40

Freeport-McMoRan Copper & Gold Inc.	6.64

Dow Chemical Co. (The)	5.73

Air Products and Chemicals Inc.	5.01

Nucor Corp.	4.46

Alcoa Inc.	3.40

PPG Industries Inc.	2.81

Peabody Energy Corp.	2.71

TOTAL	56.68%

The iShares Dow Jones U.S. Basic Materials Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Basic Materials Index (the “Index”). The Index measures the performance of the basic materials sector of the U.S. equity market, and includes companies in the following industry groups: chemicals, forestry and paper, industrial metals and mining. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (46.86)%, while the total return for the Index was (46.76)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve (the “Fed”) also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

During the reporting period, basic materials underperformed the overall stock market, as the global recession dampened the demand for commodities (such as forest products, oil and metals) and specialty and industrial chemicals. A bright spot included China’s government stimulus plan, which has been effective in propelling its economy, thus boosting potential demand for products and services offered by

2	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

U.S. materials companies. In addition, the U.S. economy showed some signs of improvement towards the end of the reporting period, as some data such as consumer confidence improved.

Among the Fund’s ten largest holdings as of April 30, 2009, all declined for the reporting period. Metals companies Alcoa Inc. and Freeport-McMoRan Copper & Gold Inc. produced the sharpest declines, as commodity prices slid. Dow Chemical Co. and E.I. du Pont de Nemours and Co., two of the world’s largest chemical companies, also posted significant declines. Among the top ten holdings, Newmont Mining Corp. fared the best, posting only a single-digit decline for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(25.16)%	(25.10)%	(24.94)%	(1.46)%	(1.47)%	(0.99)%	2.53%	2.54%	3.12%

Cumulative Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(25.16)%	(25.10)%	(24.94)%	(7.10)%	(7.13)%	(4.85)%	24.89%	24.93%	31.42%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/16/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

4	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Beverages	21.89%

Agriculture	20.78

Cosmetics & Personal Care	20.76

Food	13.35

Household Products & Wares	4.17

Apparel	4.02

Auto Parts & Equipment	2.10

Home Builders	2.01

Auto Manufacturers	1.93

Software	1.51

Toys, Games & Hobbies	1.16

Distribution & Wholesale	1.04

Hand & Machine Tools	0.80

Leisure Time	0.79

Home Furnishings	0.61

Electronics	0.53

Manufacturing	0.44

Electrical Components & Equipment	0.36

Housewares	0.32

Pharmaceuticals	0.30

Textiles	0.28

Office Furnishings	0.21

Retail	0.16

Machinery	0.08

Biotechnology	0.07

Environmental Control	0.05

Internet	0.04

Short-Term and Other Net Assets	0.24

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Procter & Gamble Co. (The)	15.74%

Coca-Cola Co. (The)	9.95

PepsiCo Inc.	8.46

Philip Morris International Inc.	7.96

Monsanto Co.	4.99

Altria Group Inc.	3.67

Kraft Foods Inc. Class A	3.43

Colgate-Palmolive Co.	3.28

Kimberly-Clark Corp.	2.24

Ford Motor Co.	1.82

TOTAL	61.54%

The iShares Dow Jones U.S. Consumer Goods Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Goods Index (the “Index”). The Index measures the performance of the consumer goods sector of the U.S. equity market, and includes companies in the following industry groups: automobiles and parts, beverages, food producers, household goods, leisure goods, personal goods and tobacco. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (25.16)%, while the total return for the Index was (24.94)%.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve (the “Fed”) also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Consumer goods stocks declined significantly less than the market as a whole during the reporting period. Within consumer goods, the large consumer staples segment – food, beverage and tobacco companies – helped cushion the sector, as they are generally less sensitive to the state of the economy. In addition, these companies, which in some cases comprise decades-old brand names, benefited from deflation in commodity prices. On the flip side, producers of leisure goods and other discretionary products generally struggled as consumers focused their purchases on basic necessities.

Total returns for the reporting period were negative among all of the Fund’s ten largest holdings as of April 30, 2009. Household names Coca-Cola Co., PepsiCo Inc., Procter & Gamble Co. and Philip Morris International Inc. posted double-digit declines for the period, although more moderate than the stock market as a whole. The best performer among the top ten holdings was Altria Group Inc., an international tobacco company.

6	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(24.85)%	(24.87)%	(24.63)%	(3.66)%	(3.70)%	(3.27)%	(2.75)%	(2.75)%	(2.30)%

Cumulative Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(24.85)%	(24.87)%	(24.63)%	(16.99)%	(17.17)%	(15.32)%	(21.92)%	(21.94)%	(18.67)%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/20/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Retail	55.64%

Media	19.72

Internet	5.13

Commercial Services	4.36

Food	4.01

Pharmaceuticals	2.02

Lodging	2.00

Leisure Time	1.44

Airlines	1.37

Advertising	1.30

Entertainment	1.25

Apparel	0.51

Software	0.44

Computers	0.39

Electronics	0.19

Manufacturing	0.09

Household Products & Wares	0.03

Short-Term and Other Net Assets	0.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Wal-Mart Stores Inc.	11.28%

McDonald’s Corp.	5.45

CVS Caremark Corp.	4.17

Home Depot Inc. (The)	4.10

Walt Disney Co. (The)	3.49

Comcast Corp. Class A	2.92

Lowe’s Companies Inc.	2.89

Walgreen Co.	2.86

Target Corp.	2.59

Time Warner Inc.	2.39

TOTAL	42.14%

The iShares Dow Jones U.S. Consumer Services Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Services Index (the “Index”). The Index measures the performance of the consumer services sector of the U.S. equity market, and includes companies in the following industry groups: food and drug retailers, general retailers, media and travel and leisure. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (24.85)%, while the total return for the Index was (24.63)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve (the “Fed”) also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at

8	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Consumer services stocks, as represented by the Index, outperformed the broader market during the reporting period. In a recession, consumers typically flock to lower-priced goods and services, therefore companies such as fast-food restaurants and high-volume discount retailers fared well on a relative basis during the period. In contrast, certain industries in this category, such as publishing and other media, faced difficult challenges. In addition, companies engaged in travel, leisure, and entertainment also struggled as consumers curbed their discretionary spending.

All of the Fund’s ten largest holdings as of April 30, 2009, posted negative returns for the reporting period. Time Warner Inc. and The Walt Disney Co. experienced the most significant declines. Time Warner relies heavily on revenues from print publishing at a time when advertising is migrating to the Internet. The Disney theme parks are dependent on consumers having surplus disposable income, which is in shorter supply during a recession. In contrast, shares of McDonald’s Corp., Home Depot Inc. and Walgreen Co. held up better, experiencing only modest single-digit losses.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(52.67)%	(52.78)%	(52.65)%	(12.56)%	(12.61)%	(12.20)%	(4.36)%	(4.39)%	(3.88)%

Cumulative Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(52.67)%	(52.78)%	(52.65)%	(48.88)%	(49.04)%	(47.83)%	(32.89)%	(33.09)%	(29.83)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/22/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/31/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

10	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Diversified Financial Services	32.07%

Banks	27.28

Insurance	21.20

Real Estate Investment Trusts	12.75

Commercial Services	4.19

Savings & Loans	1.70

Real Estate	0.63

Short-Term and Other Net Assets	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
JPMorgan Chase & Co.	10.24%

Wells Fargo & Co.	6.70

Bank of America Corp.	4.76

Goldman Sachs Group Inc. (The)	4.51

U.S. Bancorp	2.62

Bank of New York Mellon Corp. (The)	2.41

Visa Inc. Class A	2.41

American Express Co.	2.18

Travelers Companies Inc. (The)	2.00

Morgan Stanley	1.93

TOTAL	39.76%

The iShares Dow Jones U.S. Financial Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financials Index (the “Index”). The Index measures the performance of the financial sector of the U.S. equity market, and includes companies in the following industry groups: banks, non-life insurance, life insurance, real estate and general finance. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (52.67)%, while the total return for the Index was (52.65)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve (the “Fed”) also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

The financial sector was one of the worst-performing areas of the market during the reporting period. Several of the nation’s largest banks were revealed to have billions of dollars worth of “toxic” mortgage assets on their books, a result of lax lending policies and a declining housing market. Banks and other financial services firms also felt the effects of frozen credit markets, which resulted in substantial

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

losses on credit-related investments. In addition, consumer finance companies suffered losses as delinquencies on consumer debt increased, and insurance companies struggled with growing losses and capital shortages.

Among the Fund’s ten largest holdings as of April 30, 2009, performance was largely negative for the reporting period. Bank of America Corp. posted the weakest return, as investors feared that its rescue of a major investment bank could lead to major losses. Morgan Stanley and Goldman Sachs Group Inc. were converted to bank holding companies during the financial crisis of October 2008, raising concerns about future profitability. The best performers on a relative basis during the reporting period were JPMorgan Chase & Co. and Travelers Companies Inc.

12	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(40.24)%	(40.21)%	(40.20)%	(1.90)%	(1.89)%	(1.42)%	(2.73)%	(2.73)%	(2.66)%

Cumulative Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(40.24)%	(40.21)%	(40.20)%	(9.12)%	(9.10)%	(6.90)%	(21.79)%	(21.79)%	(21.32)%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price pershare of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/20/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Manufacturing	27.07%

Aerospace & Defense	15.72

Transportation	14.01

Machinery	6.36

Commercial Services	5.80

Electronics	4.73

Software	4.39

Electrical Components & Equipment	3.29

Engineering & Construction	2.84

Environmental Control	2.77

Packaging & Containers	2.28

Auto Manufacturers	1.35

Metal Fabricate & Hardware	1.35

Building Materials	1.25

Distribution & Wholesale	1.21

Forest Products & Paper	1.14

Computers	0.53

Household Products & Wares	0.52

Chemicals	0.50

Hand & Machine Tools	0.49

Telecommunications	0.46

Mining	0.38

Textiles	0.34

Electric	0.26

Retail	0.26

Internet	0.18

Trucking & Leasing	0.11

Iron & Steel	0.10

Housewares	0.10

Semiconductors	0.06

Short-Term and Other Net Assets	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
General Electric Co.	11.83%

United Technologies Corp.	3.79

3M Co.	3.27

United Parcel Service Inc. Class B	3.19

Boeing Co. (The)	2.32

Emerson Electric Co.	2.28

Lockheed Martin Corp.	2.22

Union Pacific Corp.	2.19

Caterpillar Inc.	1.89

Honeywell International Inc.	1.86

TOTAL	34.84%

The iShares Dow Jones U.S. Industrial Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Industrials Index (the “Index”). The Index measures the performance of the industrials sector of the U.S. equity market, and includes companies in the following industry groups: construction and materials, aerospace and defense, general industrials, electronic and electrical equipment, industrial engineering, industrial transportation and support services. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities

14	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (40.24)%, while the total return for the Index was (40.20)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve (the “Fed”) also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Industrial stocks, as represented by the Index, slightly underperformed the overall stock market during the reporting period. The weakening economic environment led to large decreases in industrial production and lower capacity utilization within the manufacturing sector. Industrial production decreased significantly during the period, including an approximate 20% annualized decline during the first quarter of 2009. Capacity utilization, which measures the percentage of production capacity that manufacturers actually use, was 67% as of the end of the first quarter of 2009, down significantly from its 25-year historical average of 81%. Aerospace and defense companies also fell as the economic downturn had an adverse impact on commercial air traffic, curtailing orders for new aircraft and forcing airplane manufacturers to reduce production. In addition, transportation-related companies struggled with lower freight volumes, despite an environment of falling fuel prices.

Among the Fund’s ten largest holdings as of April 30, 2009, performance was universally negative for the reporting period. General Electric Co. logged the weakest return, followed by farm equipment manufacturer Caterpillar Inc. and Boeing Co., a manufacturer of commercial and military aircraft. The best performer on a relative basis was 3M Co., a conglomerate with diversified markets including health care, technology and transportation, which still endured a double-digit decline.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(53.73)%	(53.75)%	(53.75)%	(14.16)%	(14.21)%	(13.84)%	(5.86)%	(5.88)%	(5.40)%

			Cumulative Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(53.73)%	(53.75)%	(53.75)%	(53.40)%	(53.52)%	(52.51)%	(41.51)%	(41.61)%	(38.95)%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

16	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Diversified Financial Services	46.41%

Banks	41.52

Commercial Services	6.37

Savings & Loans	2.60

Software	2.31

Insurance	0.53

Short-Term and Other Net Assets	0.26

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
JPMorgan Chase & Co.	15.57%

Wells Fargo & Co.	10.18

Bank of America Corp.	7.23

Goldman Sachs Group Inc. (The)	6.86

U.S. Bancorp	3.98

Bank of New York Mellon Corp. (The)	3.67

Visa Inc. Class A	3.67

American Express Co.	3.31

Morgan Stanley	2.93

Charles Schwab Corp. (The)	2.20

TOTAL	59.60%

The iShares Dow Jones U.S. Financial Services Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financial Services Index (the “Index”). The Index measures the performance of the financial services sector of the U.S. equity market, and is a subset of the Dow Jones U.S. Financials Index. The Index includes companies in the following industry groups: banks and investment management/brokers. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (53.73)%, while the total return for the Index was (53.75)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve (the “Fed”) also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Financial services companies were among the worst-performing stocks during the reporting period. Investors largely abandoned shares of these companies as fears mounted about the circumstances that the money center banks and Wall Street firms faced, whether it was the unpredictable outcome of government control or the unknown billions in “toxic” mortgage assets on their books. Banks and other financial services firms also felt the effects of frozen credit markets, which resulted in substantial losses on credit-related investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

As the period came to a close, credit card companies also faced increasing fears of default risk as well as intensifying government scrutiny into their business practices.

All of the Fund’s ten largest holdings as of April 30, 2009, delivered negative returns for the reporting period. Two of the weakest performers were Bank of America Corp. and Morgan Stanley. American Express Co. also declined sharply, as investors feared the impact of federal legislation aimed at credit card practices. In contrast, Charles Schwab Corp., a securities brokerage firm with less exposure to sub-prime mortgages, posted the best relative performance during the reporting period.

18	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(48.42)%	(48.69)%	(48.58)%	(2.06)%	(2.15)%	(1.84)%	4.77%	4.72%	5.14%

Cumulative Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(48.42)%	(48.69)%	(48.58)%	(9.87)%	(10.28)%	(8.85)%	51.24%	50.61%	56.20%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
REITs - Apartments	13.10%

REITs - Health Care	12.56

REITs - Diversified	11.21

REITs - Office Property	11.16

REITs - Regional Malls	9.78

Real Estate Operating/Development	8.45

REITs - Shopping Centers	8.07

REITs - Mortgage	6.79

REITs - Storage	5.34

REITs - Warehouse/Industrial	4.60

REITs - Hotels	4.13

REITs - Outlet Centers	2.32

Real Estate Management/Services	1.75

REITs - Manufactured Homes	0.56

Short-Term and Other Net Assets	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Simon Property Group Inc.	7.62%

Public Storage	5.34

Annaly Capital Management Inc.	4.70

Vornado Realty Trust	4.45

Equity Residential	3.86

Boston Properties Inc.	3.66

Plum Creek Timber Co. Inc.	3.58

HCP Inc.	3.45

AvalonBay Communities Inc.	2.81

Ventas Inc.	2.55

TOTAL	42.02%

The iShares Dow Jones U.S. Real Estate Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Real Estate Index (the “Index”). The Index measures the performance of the real estate sector of the U.S. equity market, and includes companies in the following industry groups: real estate holding and development and real estate investment trusts (“REITs”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (48.42)%, while the total return for the Index was (48.58)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve (the “Fed”) also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

20	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

REITs, as represented by the Index, declined by more than 45% for the reporting period, underperforming the broad U.S. equity indexes. The slowdowns in consumer and business spending resulting from the economic downturn led to reduced demand for commercial real estate, contributing to higher vacancy rates and a substantial decline in commercial property values. In addition, the frozen credit markets limited access to capital for many REITs, thereby curtailing development and leading to concerns about their ability to refinance debt maturing in 2009 and 2010.

Retail and hotel REITs were among the bigger decliners as the recession weighed heavily on consumer spending and business travel, leading to lower rental rates and increased vacancies. Industrial REITs were hit the hardest by the credit crunch as many industrial property owners faced significant near-term debt maturities that would be difficult to refinance in a stricter lending environment. Office REITs were also hurt by weak economic conditions as sizable job losses resulted in declining occupancy, but longer-term leases helped office landlords hold up better than other economically sensitive segments of the REIT market. The best performers were health care and apartment REITs. Health care facilities tend to be less sensitive to the economic environment, while apartment owners benefited from greater access to capital and a broad shift from home ownership to renting. Mortgage REITs, which invest in mortgages and mortgage-backed securities, also held up well during the reporting period. One of the Fed’s liquidity programs included buying mortgage-backed securities, providing a lift to this segment of the market.

Each of the Fund’s ten largest holdings as of April 30, 2009, declined during the reporting period. The weaker performers included Boston Properties Inc., which owns office buildings in the Northeast, and Simon Property Group Inc., a shopping mall REIT. Boston Properties felt the effects of the economic slowdown on occupancy rates, particularly in Manhattan, where the company suspended construction on a new office tower. Simon Property faced rising vacancies amid the drop-off in consumer spending. Other notable decliners included diversified REIT Vornado Realty Trust and apartment REIT Equity Residential. The better performers among the Fund’s top ten holdings were mortgage REIT Annaly Capital Management Inc., which had substantial exposure to the government agency-issued mortgage-backed securities that the Fed is buying, and Plum Creek Timber Co. Inc., a REIT that owns timberland, which has been less impacted by the economic downturn.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® KLD SELECT SOCIALSM INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(32.47)%	(32.45)%	(32.19)%	(4.67)%	(4.68)%	(4.21)%	(18.47)%	(18.49)%	(16.76)%

Total returns for the period since inception are calculated from the inception date of the Fund (1/24/05). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/28/05), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

22	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® KLD SELECT SOCIALSM INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	28.92%

Technology	14.62

Communications	12.69

Energy	10.86

Financial	10.35

Consumer Cyclical	8.40

Industrial	7.77

Utilities	3.66

Basic Materials	2.55

Short-Term and Other Net Assets	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Johnson & Johnson	3.21%

Microsoft Corp.	2.53

International Business Machines Corp.	2.44

Procter & Gamble Co. (The)	2.18

General Mills Inc.	2.16

Chevron Corp.	2.02

Hewlett-Packard Co.	2.01

AT&T Inc.	1.99

Cisco Systems Inc.	1.85

PepsiCo Inc.	1.64

TOTAL	22.03%

The iShares KLD Select SocialSM Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the KLD Select SocialSM Index (the “Index”). The Index is designed to maximize exposure to large-capitalization companies that KLD determines have positive environmental, social and governance characteristics, while at the same time maintaining risk and return characteristics similar to the S&P 500® Index. The Index consists of approximately 200 to 300 companies drawn from the universe of companies included in the S&P 900® Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (32.47)%, while the total return for the Index was (32.19)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve (the “Fed”) also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Within the Index, every sector declined for the reporting period. The financials sector, which represented approximately 13% of the Index during the period, was the most significant negative contributor to performance, followed by the energy sector. The industrials sector also

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® KLD SELECT SOCIALSM INDEX FUND

weighed heavily on Index returns. The telecommunications services, utilities and materials sectors fared the best on a relative basis, although each comprised a very modest weighting in the Index during the period.

Among the Fund’s ten largest holdings as of April 30, 2009, performance was consistently negative for the reporting period. AT&T Inc. was the largest decliner among the Fund’s ten largest holdings, followed by Chevron Corp. and Microsoft Corp. The better performers included International Business Machines Corp. and General Mills Inc., although each still declined by more than 10%.

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

24	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® KLD 400 SOCIAL INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(31.21)%	(31.23)%	(30.92)%	(14.65)%	(14.67)%	(14.23)%	(32.28)%	(32.32)%	(31.49)%

Total returns for the period since inception are calculated from the inception date of the Fund (11/14/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/17/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance (Continued)

iSHARES® KLD 400 SOCIAL INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	27.91%

Technology	17.37

Financial	14.15

Consumer Cyclical	12.45

Communications	11.15

Industrial	7.99

Energy	5.40

Basic Materials	2.18

Utilities	1.21

Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Microsoft Corp.	3.91%

Procter & Gamble Co. (The)	3.65

Johnson & Johnson	3.65

International Business Machines Corp.	3.49

JPMorgan Chase & Co.	3.13

Cisco Systems Inc.	2.84

Intel Corp.	2.21

Hewlett-Packard Co.	2.17

Verizon Communications Inc.	2.17

Coca-Cola Co. (The)	2.16

TOTAL	29.38%

The iShares KLD 400 Social Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Domini 400 SocialSM Index (the “Index”). The Index is designed to provide exposure to the common stocks of companies that KLD determines have positive environmental, social and governance characteristics. The Index consists of 400 companies drawn from the universe of the 3,000 largest U.S. public equities as measured by float-adjusted market capitalization. KLD seeks to maintain the composition of Index components at approximately 250 companies from the S&P 500® Index, 100 additional large and mid-capitalization companies to enhance sector diversification and 50 smaller companies with exemplary environmental, social and governance records. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (31.21)%, while the total return for the Index was (30.92)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve (the “Fed”) also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

26	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® KLD 400 SOCIAL INDEX FUND

Positive social characteristic stocks, as represented by the Index, declined sharply but slightly outperformed the broad domestic equity markets for the reporting period. From a sector standpoint, performance was universally negative for the reporting period. The financials sector detracted the most from Index performance, followed by the health care and information technology sectors. On an absolute basis, the energy sector posted the largest negative total return, although it comprised only a modest weighting in the Index during the period. Consumer discretionary and telecommunications services were among the best relative performers.

Among the Fund’s ten largest holdings as of April 30, 2009, every holding declined for the reporting period. JPMorgan Chase & Co. posted the largest negative return among the ten largest holdings, followed by technology leaders Microsoft Corp. and Intel Corp. Verizon Communications Inc. (telecommunications) and Johnson & Johnson (health care products) held up the best on a relative basis.

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Management’s Discussion of Fund Performance

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(53.43)%	(53.70)%	(53.75)%	(1.58)%	(1.63)%	(1.23)%	4.10%	4.05%	4.46%

			Cumulative Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(53.43)%	(53.70)%	(53.75)%	(7.64)%	(7.88)%	(6.02)%	39.32%	38.82%	43.37%

Total returns for the period since inception are calculated from the inception date of the Fund (1/29/01). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/2/01), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

28	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
REITs - Apartments	17.92%

REITs - Diversified	15.33

REITs - Health Care	14.17

REITs - Shopping Centers	11.92

REITs - Office Property	11.58

REITs - Regional Malls	10.59

REITs - Storage	7.55

REITs - Warehouse/Industrial	6.70

REITs - Hotels	4.15

Short-Term and Other Net Assets	0.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Simon Property Group Inc.	9.21%

Vornado Realty Trust	7.61

Public Storage	7.55

Equity Residential	6.42

Boston Properties Inc.	6.16

HCP Inc.	5.72

Ventas Inc.	4.62

AvalonBay Communities Inc.	4.52

Host Hotels & Resorts Inc.	4.15

ProLogis	3.95

TOTAL	59.91%

The iShares Cohen & Steers Realty Majors Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the “Index”). The Index consists of selected real estate investment trusts (“REITs”). The objective of the Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (53.43)%, while the total return for the Index was (53.75)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve (the “Fed”) also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

REITs, as represented by the Index, declined by more than 50% for the reporting period, underperforming the broad U.S. equity indexes. The slowdowns in consumer and business spending resulting from the economic downturn led to reduced demand for commercial real estate, contributing to higher vacancy rates and a substantial decline in commercial property values. In addition, the frozen credit markets

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	29

Management’s Discussion of Fund Performance (Continued)

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

limited access to capital for many REITs, thereby curtailing development and leading to concerns about their ability to refinance debt maturing in 2009 and 2010.

Retail and hotel REITs were among the bigger decliners as the recession weighed heavily on consumer spending and business travel, leading to lower rental rates and increased vacancies. Industrial REITs were hit the hardest by the credit crunch as many industrial property owners faced significant near-term debt maturities that would be difficult to refinance in a stricter lending environment. Office REITs were also hurt by weak economic conditions as sizable job losses resulted in declining occupancy, but longer-term leases helped office landlords hold up better than other economically sensitive segments of the REIT market. The best performers were health care and apartment REITs. Health care facilities tend to be less sensitive to the economic environment, while apartment owners benefited from greater access to capital and a broad shift from home ownership to renting.

Each of the Fund’s ten largest holdings as of April 30, 2009, declined by more than 20% during the reporting period. The weakest performer by far was industrial REIT ProLogis, which declined by more than 80% as the company struggled to refinance a sizable amount of maturing debt in 2009. Other notable decliners included Host Hotels & Resorts Inc., which owns and operates luxury hotels, and office REIT Boston Properties Inc. A drop in hotel operating revenues caused Host Hotels to report a loss and cut its dividend, while Boston Properties felt the effects of the economic slowdown on occupancy rates, particularly in Manhattan, where the company suspended construction on a new office tower. The best performers among the Fund’s top ten holdings on a relative basis were self-storage REIT Public Storage and health care REITs Ventas Inc. and HCP Inc., all of which were generally less impacted by the economic downturn.

30	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 to April 30, 2009.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/08)	Ending Account Value (4/30/09)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/08 to 4/30/09)
Dow Jones U.S. Basic Materials Sector
Actual	$1,000.00	$ 990.00	0.48%	$2.37
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Consumer Goods Sector
Actual	1,000.00	916.50	0.48	2.28
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Consumer Services Sector
Actual	1,000.00	1,016.10	0.48	2.40
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Financial Sector
Actual	1,000.00	749.00	0.48	2.08
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41

SHAREHOLDER EXPENSES	31

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/08)	Ending Account Value (4/30/09)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/08 to 4/30/09)
Dow Jones U.S. Industrial Sector
Actual	$1,000.00	$ 912.80	0.48%	$2.28
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Financial Services
Actual	1,000.00	703.90	0.48	2.03
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Real Estate
Actual	1,000.00	813.60	0.48	2.16
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
KLD Select SocialSM
Actual	1,000.00	917.80	0.50	2.38
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.50	2.51
KLD 400 Social
Actual	1,000.00	927.20	0.50	2.39
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.50	2.51
Cohen & Steers Realty Majors
Actual	1,000.00	757.70	0.35	1.53
Hypothetical (5% return before expenses)	1,000.00	1,023.10	0.35	1.76

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

32	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.81%

CHEMICALS – 54.94%
A. Schulman Inc.	35,907	$563,381
Air Products and Chemicals Inc.	305,656	20,142,730
Airgas Inc.	108,041	4,658,728
Albemarle Corp.	141,483	3,794,574
Ashland Inc.	103,384	2,270,313
Cabot Corp.	77,390	1,129,894
Celanese Corp. Class A	221,952	4,625,480
CF Industries Holdings Inc.	87,235	6,285,282
Cytec Industries Inc.	73,808	1,465,827
Dow Chemical Co. (The)	1,441,120	23,057,920
E.I. du Pont de Nemours and Co.	1,392,232	38,843,273
Eastman Chemical Co.	105,702	4,194,255
Ecolab Inc.	272,753	10,514,628
FMC Corp.	114,564	5,582,704
H.B. Fuller Co.	75,301	1,329,816
Huntsman Corp.	251,514	1,348,115
International Flavors & Fragrances Inc.	121,587	3,793,514
Intrepid Potash Inc.[a,b]	53,683	1,325,433
Lubrizol Corp.	104,090	4,498,770
Minerals Technologies Inc.	28,800	1,071,072
Mosaic Co. (The)	230,418	9,320,408
Olin Corp.	106,860	1,346,436
OM Group Inc.[a]	46,700	1,301,062
PPG Industries Inc.	256,149	11,283,363
Praxair Inc.	477,562	35,630,901
Rockwood Holdings Inc.[a]	69,784	858,343
RPM International Inc.	199,167	2,752,488
Sensient Technologies Corp.	73,398	1,716,045
Sigma-Aldrich Corp.	167,145	7,327,637
Terra Industries Inc.	158,080	4,189,120
Valspar Corp. (The)	143,846	3,452,304
W.R. Grace & Co.[a]	92,572	817,411
Zep Inc.	32,352	437,723

		220,928,950

COAL – 7.73%
Alpha Natural Resources Inc.[a]	108,727	2,226,729
Arch Coal Inc.	221,574	3,095,389
CONSOL Energy Inc.	284,221	8,890,433
Foundation Coal Holdings Inc.	69,361	1,126,423

Security	Shares	Value
International Coal Group Inc.[a,b]	164,061	$326,481
Massey Energy Co.	131,130	2,086,278
Patriot Coal Corp.[a,b]	81,682	514,597
Peabody Energy Corp.	412,859	10,895,349
Walter Energy Inc.	84,079	1,917,001

		31,078,680

ENVIRONMENTAL CONTROL – 0.36%
Calgon Carbon Corp.[a,b]	83,931	1,425,148

		1,425,148

FOREST PRODUCTS & PAPER – 2.60%
Domtar Corp.[a]	753,414	1,371,213
International Paper Co.	665,106	8,420,242
Wausau Paper Corp.	75,595	659,944

		10,451,399

HOUSEHOLD PRODUCTS & WARES – 1.04%
Avery Dennison Corp.	145,782	4,189,775

		4,189,775

IRON & STEEL – 10.47%
AK Steel Holding Corp.	172,796	2,248,076
Allegheny Technologies Inc.	141,927	4,645,271
Carpenter Technology Corp.	68,571	1,417,363
Cliffs Natural Resources Inc.	175,654	4,050,581
Nucor Corp.	441,243	17,954,178
Reliance Steel & Aluminum Co.	99,153	3,493,160
Steel Dynamics Inc.	281,182	3,500,716
United States Steel Corp.[b]	179,944	4,777,513

		42,086,858

MANUFACTURING – 0.16%
Tredegar Corp.	37,292	655,593

		655,593

METAL FABRICATE & HARDWARE – 1.01%
Commercial Metals Co.	173,754	2,585,460
Worthington Industries Inc.	100,028	1,490,417

		4,075,877

MINING – 21.50%
Alcoa Inc.	1,506,303	13,662,168
Coeur d’Alene Mines Corp.[a]	845,262	1,166,462
Compass Minerals International Inc.	50,158	2,418,619
Freeport-McMoRan Copper & Gold Inc.	626,310	26,712,121
Hecla Mining Co.[a,b]	333,092	822,737

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
Kaiser Aluminum Corp.	23,540	$695,372
Newmont Mining Corp.	739,557	29,759,774
Royal Gold Inc.	58,486	2,114,854
RTI International Metals Inc.[a,b]	35,347	459,864
Southern Copper Corp.	336,034	6,240,151
Stillwater Mining Co.[a]	69,312	312,597
Titanium Metals Corp.	151,122	1,026,118
USEC Inc.[a,b]	169,507	1,049,248

		86,440,085

TOTAL COMMON STOCKS (Cost: $665,867,966)		401,332,365

SHORT-TERM INVESTMENTS – 2.12%

MONEY MARKET FUNDS – 2.12%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	6,884,920	6,884,920
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	1,076,016	1,076,016
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	562,905	562,905

		8,523,841

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,523,841)		8,523,841

TOTAL INVESTMENTS IN SECURITIES – 101.93%
(Cost: $674,391,807)		409,856,206

Other Assets, Less Liabilities – (1.93)%		(7,742,941)

NET ASSETS – 100.00%		$402,113,265

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

34	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.76%

AGRICULTURE – 20.78%
Altria Group Inc.	693,648	$11,327,272
Archer-Daniels-Midland Co.	197,623	4,865,478
Bunge Ltd.	40,531	1,945,893
Lorillard Inc.	56,866	3,589,951
Monsanto Co.	181,230	15,384,615
Philip Morris International Inc.	677,496	24,525,355
Reynolds American Inc.	57,359	2,178,495
Universal Corp.	8,356	252,017

		64,069,076

APPAREL – 4.02%
Carter’s Inc.[a]	18,947	405,087
Coach Inc.[a]	107,789	2,640,830
Crocs Inc.[a,b]	30,566	68,773
Deckers Outdoor Corp.[a]	4,293	242,640
Hanesbrands Inc.[a]	31,380	516,515
Jones Apparel Group Inc.	28,461	262,980
Liz Claiborne Inc.	31,735	150,424
Nike Inc. Class B	90,897	4,769,366
Phillips-Van Heusen Corp.	17,191	499,055
Quiksilver Inc.[a]	39,168	64,627
Timberland Co. Class Aa	15,314	248,699
VF Corp.	29,364	1,740,404
Warnaco Group Inc. (The)[a]	15,672	451,980
Wolverine World Wide Inc.	16,370	340,987

		12,402,367

AUTO MANUFACTURERS – 1.93%
Ford Motor Co.[a]	935,848	5,596,371
General Motors Corp.[b]	177,223	340,268

		5,936,639

AUTO PARTS & EQUIPMENT – 2.10%
BorgWarner Inc.	38,971	1,128,210
Cooper Tire & Rubber Co.	19,879	164,399
Goodyear Tire & Rubber Co. (The)[a]	80,588	885,662
Johnson Controls Inc.	198,272	3,769,151
TRW Automotive Holdings Corp.[a]	18,215	157,013
WABCO Holdings Inc.	23,197	370,920

		6,475,355

Security	Shares	Value
BEVERAGES – 21.89%
Brown-Forman Corp. Class A	5,067	$246,763
Brown-Forman Corp. Class B	24,759	1,151,294
Coca-Cola Co. (The)	712,907	30,690,646
Coca-Cola Enterprises Inc.	107,389	1,832,056
Constellation Brands Inc. Class Aa	65,286	756,665
Dr Pepper Snapple Group Inc.[a]	85,432	1,769,297
Hansen Natural Corp.[a]	24,780	1,010,033
Molson Coors Brewing Co. Class B	52,855	2,021,704
Pepsi Bottling Group Inc.	44,283	1,384,729
PepsiAmericas Inc.	21,770	534,889
PepsiCo Inc.	524,238	26,086,083

		67,484,159
BIOTECHNOLOGY – 0.07%
Martek Biosciences Corp.	10,988	200,201

		200,201

COSMETICS & PERSONAL CARE – 20.76%
Alberto-Culver Co.	29,610	660,007
Avon Products Inc.	143,704	3,270,703
Chattem Inc.[a]	5,777	317,215
Colgate-Palmolive Co.	171,560	10,122,040
Estee Lauder Companies Inc. (The) Class A	37,206	1,112,459
Procter & Gamble Co. (The)	981,467	48,523,729

		64,006,153

DISTRIBUTION & WHOLESALE – 1.04%
Central European Distribution Corp.[a]	12,914	289,274
Genuine Parts Co.	53,706	1,823,856
LKQ Corp.[a]	46,863	795,734
Pool Corp.[b]	15,769	281,634

		3,190,498

ELECTRICAL COMPONENTS & EQUIPMENT – 0.36%
Energizer Holdings Inc.[a]	19,559	1,120,731

		1,120,731

ELECTRONICS – 0.53%
Garmin Ltd.[b]	40,214	1,012,991
Gentex Corp.	47,208	631,171

		1,644,162

ENVIRONMENTAL CONTROL – 0.05%
Darling International Inc.[a]	27,181	155,475

		155,475

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
FOOD – 13.35%
Campbell Soup Co.	76,042	$1,955,800
Chiquita Brands International Inc.[a]	15,002	113,565
ConAgra Foods Inc.	150,643	2,666,381
Corn Products International Inc.	24,932	595,875
Dean Foods Co.[a]	51,635	1,068,845
Del Monte Foods Co.	66,770	504,114
Flowers Foods Inc.	29,026	670,501
Fresh Del Monte Produce Inc.[a]	15,503	225,104
General Mills Inc.	104,635	5,303,948
H.J. Heinz Co.	105,489	3,630,931
Hain Celestial Group Inc.[a]	13,036	217,571
Hershey Co. (The)	52,653	1,902,879
Hormel Foods Corp.	25,080	784,753
J.M. Smucker Co. (The)	39,735	1,565,559
Kellogg Co.	80,692	3,397,940
Kraft Foods Inc. Class A	452,020	10,577,268
McCormick & Co. Inc. NVS	36,872	1,085,880
Ralcorp Holdings Inc.[a]	19,045	1,088,612
Sara Lee Corp.	221,756	1,845,010
Smithfield Foods Inc.[a,b]	44,698	386,191
Tootsie Roll Industries Inc.[b]	8,216	200,060
TreeHouse Foods Inc.[a]	10,521	279,753
Tyson Foods Inc. Class A	103,250	1,088,255

		41,154,795

HAND & MACHINE TOOLS – 0.80%
Black & Decker Corp. (The)	20,089	809,587
Snap-On Inc.	19,330	655,674
Stanley Works (The)	26,264	998,820

		2,464,081

HOME BUILDERS – 2.01%
Centex Corp.	41,342	452,281
D.R. Horton Inc.	93,055	1,214,368
KB Home	26,174	472,964
Lennar Corp. Class A	43,460	423,300
M.D.C. Holdings Inc.	12,109	413,886
NVR Inc.[a]	1,654	835,882
Pulte Homes Inc.	70,323	809,418
Ryland Group Inc.	14,791	306,322
Thor Industries Inc.[b]	12,594	289,536
Toll Brothers Inc.[a]	44,296	897,437
Winnebago Industries Inc.[b]	10,042	88,470

		6,203,864

Security	Shares	Value
HOME FURNISHINGS – 0.61%
Ethan Allen Interiors Inc.	8,927	$120,068
Harman International Industries Inc.	19,493	354,578
Tempur-Pedic International Inc.[b]	23,555	302,917
Whirlpool Corp.[b]	24,725	1,116,581

		1,894,144

HOUSEHOLD PRODUCTS & WARES – 4.17%
Blyth Inc.	2,150	94,772
Church & Dwight Co. Inc.	23,843	1,297,298
Clorox Co. (The)	46,558	2,609,576
Fossil Inc.[a]	15,762	317,762
Jarden Corp.[a,b]	23,293	468,189
Kimberly-Clark Corp.	140,259	6,892,327
Scotts Miracle-Gro Co. (The) Class A	15,059	508,542
Tupperware Brands Corp.	20,878	522,576
WD-40 Co.	5,331	144,257

		12,855,299

HOUSEWARES – 0.32%
Newell Rubbermaid Inc.	93,972	982,007

		982,007

INTERNET – 0.04%
NutriSystem Inc.	9,256	127,177

		127,177

LEISURE TIME – 0.79%
Brunswick Corp.	30,226	180,751
Callaway Golf Co.	21,910	165,421
Harley-Davidson Inc.	78,227	1,733,510
Polaris Industries Inc.[b]	10,740	359,253

		2,438,935

MACHINERY – 0.08%
Briggs & Stratton Corp.	16,639	247,588

		247,588

MANUFACTURING – 0.44%
Eastman Kodak Co.	90,293	275,394
Lancaster Colony Corp.	6,973	305,417
Leggett & Platt Inc.	52,861	759,084

		1,339,895

36	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
OFFICE FURNISHINGS – 0.21%
Herman Miller Inc.	18,072	$268,731
HNI Corp.	11,449	177,460
Interface Inc. Class A	18,516	107,208
Steelcase Inc. Class A	22,034	99,814

		653,213

PHARMACEUTICALS – 0.30%
Herbalife Ltd.	21,408	424,307
NBTY Inc.[a]	18,745	485,683

		909,990

RETAIL – 0.16%
Nu Skin Enterprises Inc. Class A	18,082	231,811
Under Armour Inc. Class Aa,b	11,254	264,919

		496,730

SOFTWARE – 1.51%
Activision Blizzard Inc.[a]	199,393	2,147,463
Electronic Arts Inc.[a]	108,426	2,206,469
Take-Two Interactive Software Inc.	25,958	235,699
THQ Inc.[a]	22,049	75,408

		4,665,039

TEXTILES – 0.28%
Mohawk Industries Inc.[a]	18,509	875,661

		875,661

TOYS, GAMES & HOBBIES – 1.16%
Hasbro Inc.	42,205	1,125,185
JAKKS Pacific Inc.[a]	8,933	113,002
Marvel Entertainment Inc.[a]	17,533	523,185
Mattel Inc.	121,865	1,823,100

		3,584,472

TOTAL COMMON STOCKS
(Cost: $423,925,291)		307,577,706

Security	Shares	Value
SHORT-TERM INVESTMENTS – 1.18%

MONEY MARKET FUNDS – 1.18%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	2,993,146	$2,993,146
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	467,787	467,787
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	186,979	186,979

		3,647,912

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,647,912)		3,647,912

TOTAL INVESTMENTS IN SECURITIES – 100.94% (Cost: $427,573,203)		311,225,618

Other Assets, Less Liabilities – (0.94)%		(2,902,267)

NET ASSETS – 100.00%		$308,323,351

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.89%

ADVERTISING – 1.30%
Harte-Hanks Inc.	6,298	$52,021
Interpublic Group of Companies Inc. (The)[a,b]	77,706	486,440
Lamar Advertising Co. Class Aa,b	10,508	177,585
Omnicom Group Inc.	50,832	1,599,683

		2,315,729

AIRLINES – 1.37%
Alaska Air Group Inc.[a]	5,972	100,210
AMR Corp.[a]	45,852	218,256
Continental Airlines Inc. Class Ba	20,191	212,409
Delta Air Lines Inc.[a]	113,620	701,035
JetBlue Airways Corp.[a]	29,899	147,402
SkyWest Inc.	9,204	110,816
Southwest Airlines Co.	120,072	838,103
UAL Corp.[a]	21,229	104,447

		2,432,678

APPAREL – 0.51%
Guess? Inc.	9,846	256,390
Gymboree Corp.[a]	4,777	164,329
Polo Ralph Lauren Corp.	9,091	489,459

		910,178

COMMERCIAL SERVICES – 4.36%
Aaron’s Inc.	7,360	247,002
Apollo Group Inc. Class Aa	22,669	1,427,014
Arbitron Inc.	4,220	87,860
Career Education Corp.[a]	14,669	323,305
Chemed Corp.	3,699	156,579
Corinthian Colleges Inc.[a]	12,979	199,877
DeVry Inc.	10,109	430,239
H&R Block Inc.	55,362	838,181
Hertz Global Holdings Inc.[a]	21,690	147,492
Hillenbrand Inc.	10,174	184,963
Interactive Data Corp.	5,890	132,407
ITT Educational Services Inc.[a,b]	6,354	640,293
Live Nation Inc.[a]	12,482	48,805
McKesson Corp.	44,797	1,657,489
Pre-Paid Legal Services Inc.[a]	1,267	46,664
Rent-A-Center Inc.[a]	10,865	209,151
Service Corp. International	42,347	191,832

Security	Shares	Value
Sotheby’s	10,970	$127,362
Stewart Enterprises Inc. Class A	14,224	49,642
Strayer Education Inc.	2,325	440,378
Ticketmaster Entertainment Inc.[a]	6,663	35,047
Weight Watchers International Inc.	5,821	144,826

		7,766,408

COMPUTERS – 0.39%
FactSet Research Systems Inc.[b]	7,068	378,774
IHS Inc. Class Aa	7,786	322,029

		700,803

ELECTRONICS – 0.19%
Dolby Laboratories Inc. Class Aa	8,543	342,831

		342,831

ENTERTAINMENT – 1.25%
Ascent Media Corp. Class Aa	2,245	57,831
Bally Technologies Inc.[a]	8,892	232,793
DreamWorks Animation SKG Inc. Class Aa	9,570	229,776
International Game Technology	48,544	599,518
International Speedway Corp. Class A	4,625	109,520
Penn National Gaming Inc.[a]	11,017	374,798
Pinnacle Entertainment Inc.[a]	9,583	119,596
Regal Entertainment Group Class A	12,747	166,476
Scientific Games Corp. Class Aa	11,348	198,477
Vail Resorts Inc.[a]	4,741	138,437

		2,227,222

FOOD – 4.01%
Kroger Co. (The)	99,683	2,155,146
Ruddick Corp.	6,941	178,106
Safeway Inc.	70,110	1,384,672
SUPERVALU Inc.	34,544	564,794
Sysco Corp.	96,365	2,248,195
United Natural Foods Inc.[a]	6,457	147,090
Whole Foods Market Inc.[b]	22,743	471,462

		7,149,465

HOUSEHOLD PRODUCTS & WARES – 0.03%
American Greetings Corp. Class A	7,188	56,426

		56,426

38	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
INTERNET – 5.13%
Amazon.com Inc.[a]	50,412	$4,059,174
eBay Inc.[a]	179,390	2,954,553
Expedia Inc.[a]	34,097	464,060
Liberty Media Corp. - Liberty Interactive Group Series Aa	92,133	488,305
Netflix Inc.[a,b]	7,576	343,269
Priceline.com Inc.[a]	6,639	644,581
RealNetworks Inc.[a]	15,296	37,628
ValueClick Inc.[a]	14,150	149,990

		9,141,560

LEISURE TIME – 1.44%
Carnival Corp.	69,028	1,855,473
Interval Leisure Group Inc.[a]	6,165	49,382
Life Time Fitness Inc.[a]	5,777	108,377
Royal Caribbean Cruises Ltd.	21,835	321,630
WMS Industries Inc.[a]	7,363	236,426

		2,571,288

LODGING – 2.00%
Boyd Gaming Corp.	9,837	90,402
Choice Hotels International Inc.[b]	5,512	164,974
Gaylord Entertainment Co.[a,b]	6,587	91,823
Las Vegas Sands Corp.[a,b]	57,619	450,581
Marriott International Inc. Class A	49,870	1,174,937
MGM MIRAGE[a,b]	15,543	130,250
Orient-Express Hotels Ltd. Class A	8,171	52,866
Starwood Hotels & Resorts Worldwide Inc.	27,670	577,196
Wyndham Worldwide Corp.	29,539	345,016
Wynn Resorts Ltd.[a,b]	12,478	489,512

		3,567,557

MANUFACTURING – 0.09%
Matthews International Corp. Class A	5,029	157,508

		157,508

MEDIA – 19.72%
Cablevision NY Group Class A	38,111	653,985
CBS Corp. Class B	95,260	670,630
Comcast Corp. Class A	336,685	5,205,150
Comcast Corp. Class A Special	132,535	1,945,614
CTC Media Inc.[a]	8,619	67,573
DIRECTV Group Inc. (The)[a]	89,431	2,211,629

Security	Shares	Value
Discovery Communications Inc. Class Aa	21,939	$416,622
Discovery Communications Inc. Class Ca	22,938	401,874
Dish Network Corp. Class Aa	34,258	453,918
Gannett Co. Inc.	37,379	146,152
John Wiley & Sons Inc. Class A	8,030	272,217
Liberty Global Inc. Series Aa	23,594	389,065
Liberty Global Inc. Series Ca	23,064	377,327
Liberty Media Corp. - Liberty Capital Group Series Aa	15,186	177,676
Liberty Media Corp. - Liberty Entertainment Group Series Aa	80,559	1,961,612
McGraw-Hill Companies Inc. (The)	52,455	1,581,518
Meredith Corp.	5,867	147,144
New York Times Co. (The) Class A	18,984	102,134
News Corp. Class A	296,727	2,450,965
News Corp. Class Bb	71,165	649,025
Scholastic Corp.	5,227	103,129
Scripps Networks Interactive Inc. Class A	14,345	393,627
Time Warner Cable Inc.	53,152	1,713,089
Time Warner Inc.	194,954	4,255,846
Viacom Inc. Class Aa	1,906	39,359
Viacom Inc. Class Ba	89,539	1,722,730
Walt Disney Co. (The)	283,617	6,211,212
Washington Post Co. (The) Class B	958	401,009

		35,121,831

PHARMACEUTICALS – 2.02%
AmerisourceBergen Corp.	24,908	837,905
Cardinal Health Inc.	58,324	1,970,768
Omnicare Inc.	17,491	449,694
VCA Antech Inc.[a]	13,831	346,052

		3,604,419

RETAIL – 55.64%
Abercrombie & Fitch Co. Class A	14,304	387,066
Advance Auto Parts Inc.	15,462	676,463
Aeropostale Inc.[a]	11,011	374,044
American Eagle Outfitters Inc.	28,664	424,800
AnnTaylor Stores Corp.[a]	8,978	66,347
AutoNation Inc.[a]	18,171	321,808

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
AutoZone Inc.[a]	5,661	$941,934
Barnes & Noble Inc.[b]	6,161	160,925
Bed Bath & Beyond Inc.[a]	42,829	1,302,858
Best Buy Co. Inc.	54,869	2,105,872
Big Lots Inc.[a]	13,365	369,409
BJ’s Wholesale Club Inc.[a]	9,814	327,199
Bob Evans Farms Inc.	5,146	124,790
Brinker International Inc.	16,462	291,707
Brown Shoe Co. Inc.	6,612	42,515
Burger King Holdings Inc.	15,016	245,361
CarMax Inc.[a]	32,222	411,153
Casey’s General Stores Inc.	8,292	220,650
Cato Corp. (The) Class A	4,589	88,201
CEC Entertainment Inc.[a]	3,745	114,073
Cheesecake Factory Inc. (The)[a]	9,391	163,122
Chico’s FAS Inc.[a]	28,855	220,452
Children’s Place Retail Stores Inc. (The)[a]	3,982	113,248
Chipotle Mexican Grill Inc. Class Aa,b	2,402	194,778
Chipotle Mexican Grill Inc. Class Ba	2,868	187,883
Christopher & Banks Corp.	5,412	30,091
Collective Brands Inc.[a]	10,619	154,188
Copart Inc.[a,b]	10,155	318,765
Costco Wholesale Corp.	70,545	3,428,487
Cracker Barrel Old Country Store Inc.	3,613	117,820
CVS Caremark Corp.	234,073	7,438,840
Darden Restaurants Inc.	20,555	759,918
Dick’s Sporting Goods Inc.[a]	13,945	264,955
Dillard’s Inc. Class A	10,093	77,817
Dollar Tree Inc.[a]	14,624	619,180
Dress Barn Inc.[a]	7,420	112,339
Family Dollar Stores Inc.	21,629	717,867
Foot Locker Inc.	25,148	299,010
Fred’s Inc. Class A	6,234	85,156
GameStop Corp. Class Aa	24,971	753,125
Gap Inc. (The)	84,850	1,318,569
Genesco Inc.[a]	3,139	71,506
Group 1 Automotive Inc.	3,908	83,240
Home Depot Inc. (The)	277,654	7,307,853
HSN Inc.[a]	6,372	44,031
J. Crew Group Inc.[a]	8,421	144,925

Security	Shares	Value
J.C. Penney Co. Inc.	31,859	$977,753
Jack in the Box Inc.[a]	9,227	226,892
Kohl’s Corp.[a]	46,966	2,129,908
Limited Brands Inc.	45,029	514,231
Lowe’s Companies Inc.	239,185	5,142,477
Macy’s Inc.	68,579	938,161
McDonald’s Corp.	182,213	9,710,131
Men’s Wearhouse Inc. (The)	7,579	141,273
99 Cents Only Stores[a]	6,083	65,331
Nordstrom Inc.	27,536	623,140
Office Depot Inc.[a]	45,101	116,812
OfficeMax Inc.	12,737	94,891
O’Reilly Automotive Inc.[a,b]	21,910	851,203
P.F. Chang’s China Bistro Inc.[a,b]	3,729	112,541
Panera Bread Co. Class Aa,b	4,813	269,576
Papa John’s International Inc.[a]	3,525	93,553
Pep Boys - Manny, Moe & Jack (The)	7,782	57,587
PetSmart Inc.	20,790	475,675
RadioShack Corp.	20,311	285,979
Regis Corp.	7,012	134,210
Rite Aid Corp.[a]	96,531	86,878
Ross Stores Inc.	21,155	802,621
Saks Inc.[a]	20,665	107,665
Sally Beauty Holdings Inc.[a]	13,591	100,573
Sears Holdings Corp.[a,b]	9,737	608,270
Signet Jewelers Ltd.	13,842	219,673
Sonic Corp.[a]	9,773	106,721
Staples Inc.	115,600	2,383,672
Starbucks Corp.[a]	119,497	1,727,927
Target Corp.	111,709	4,609,113
Tiffany & Co.	20,315	587,916
TJX Companies Inc. (The)	68,596	1,918,630
Tractor Supply Co.[a]	5,092	205,615
Urban Outfitters Inc.[a]	19,468	379,431
Walgreen Co.	162,125	5,095,589
Wal-Mart Stores Inc.	398,871	20,103,098
Wendy’s/Arby’s Group Inc. Class A	71,914	359,570
Williams-Sonoma Inc.	15,625	218,750
Yum! Brands Inc.	75,617	2,521,827

		99,129,203

40	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
SOFTWARE – 0.44%
Avid Technology Inc.[a]	5,048	$55,881
Dun & Bradstreet Corp. (The)	8,813	717,378

		773,259

TOTAL COMMON STOCKS
(Cost: $263,955,423)		177,968,365

SHORT-TERM INVESTMENTS – 3.05%

MONEY MARKET FUNDS – 3.05%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	4,549,919	4,549,919
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	711,088	711,088
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	163,326	163,326

		5,424,333

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,424,333)		5,424,333

TOTAL INVESTMENTS IN SECURITIES – 102.94% (Cost: $269,379,756)		183,392,698

Other Assets, Less Liabilities – (2.94)%		(5,230,275)

NET ASSETS – 100.00%		$178,162,423

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.82%

BANKS – 27.28%
Associated Banc-Corp.	49,980	$773,191
BancorpSouth Inc.	32,294	750,835
Bank of America Corp.	2,684,576	23,973,264
Bank of Hawaii Corp.	19,996	702,659
Bank of New York Mellon Corp. (The)	477,523	12,167,286
BB&T Corp.	231,246	5,397,282
BOK Financial Corp.	9,483	357,130
Cathay General Bancorp[a]	20,766	232,995
Citizens Republic Bancorp Inc.[b]	55,241	92,805
City National Corp.	16,543	605,474
Comerica Inc.	63,383	1,329,775
Commerce Bancshares Inc.	25,870	856,297
Cullen/Frost Bankers Inc.	23,551	1,109,017
Discover Financial Services	200,585	1,630,756
East West Bancorp Inc.	27,314	186,555
F.N.B. Corp.	38,107	286,565
Fifth Third Bancorp	220,462	903,894
First BanCorp (Puerto Rico)	33,384	183,946
First Horizon National Corp.	88,536	1,019,049
First Midwest Bancorp Inc.	20,223	179,176
FirstMerit Corp.	31,283	607,203
Fulton Financial Corp.	72,314	477,996
Glacier Bancorp Inc.	25,130	384,992
Hancock Holding Co.	11,164	422,781
Huntington Bancshares Inc.	153,832	429,191
International Bancshares Corp.	22,989	310,581
KeyCorp	207,530	1,276,309
M&T Bank Corp.	32,987	1,730,168
Marshall & Ilsley Corp.	101,629	587,416
MB Financial Inc.	14,379	195,986
National Penn Bancshares Inc.	33,198	268,572
Northern Trust Corp.	93,531	5,084,345
Old National Bancorp	28,196	384,311
Pacific Capital Bancorp	20,077	139,334
PacWest Bancorp	10,316	150,304
Park National Corp.[a]	4,808	321,896
PNC Financial Services Group Inc. (The)	179,575	7,129,128
Popular Inc.[a]	107,541	307,567
PrivateBancorp Inc.[a]	13,428	271,917
Prosperity Bancshares Inc.	19,212	533,517

Security	Shares	Value
Provident Bankshares Corp.	14,105	$123,983
Regions Financial Corp.	291,675	1,309,621
State Street Corp.	181,076	6,180,124
Sterling Bancshares Inc.	30,771	204,627
SunTrust Banks Inc.	148,303	2,141,495
Susquehanna Bancshares Inc.	36,319	292,731
SVB Financial Group[b]	13,626	282,876
Synovus Financial Corp.	116,285	375,601
TCF Financial Corp.	51,831	720,969
TrustCo Bank Corp. NY	31,729	190,374
Trustmark Corp.	21,402	465,279
U.S. Bancorp	724,017	13,191,590
UCBH Holdings Inc.[a]	47,445	60,730
UMB Financial Corp.	13,147	601,738
Umpqua Holdings Corp.[a]	25,147	241,160
United Bancshares Inc.	18,281	474,209
United Community Banks Inc.[a]	20,797	134,141
Valley National Bancorp[a]	56,515	817,772
Webster Financial Corp.	22,555	117,963
Wells Fargo & Co.	1,687,257	33,762,013
Westamerica Bancorporation[a]	12,096	648,708
Whitney Holding Corp.	26,885	321,545
Wilmington Trust Corp.	28,225	409,545
Wintrust Financial Corp.	9,842	167,314
Zions Bancorporation	48,129	526,050

		137,513,623

COMMERCIAL SERVICES – 4.19%
Equifax Inc.	53,000	1,545,480
Moody’s Corp.	80,435	2,374,441
Visa Inc. Class A	187,279	12,165,644
Western Union Co.	299,766	5,021,080

		21,106,645

DIVERSIFIED FINANCIAL SERVICES – 32.07%
Affiliated Managers Group Inc.[b]	17,195	977,536
American Express Co.	435,317	10,978,695
AmeriCredit Corp.[a,b]	24,624	250,426
Ameriprise Financial Inc.	90,883	2,394,767
BlackRock Inc.	8,303	1,216,556
Capital One Financial Corp.	164,317	2,750,667
Charles Schwab Corp. (The)	394,885	7,297,475
CIT Group Inc.	164,617	365,450

42	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
Citigroup Inc.[a]	2,283,209	$6,963,787
CME Group Inc.	28,102	6,220,378
E*TRADE Financial Corp.[a,b]	188,861	270,071
Eaton Vance Corp.	48,367	1,323,805
Federated Investors Inc. Class B	40,239	920,668
Franklin Resources Inc.	66,532	4,023,855
GLG Partners Inc.[a]	83,431	199,400
Goldman Sachs Group Inc. (The)	177,034	22,748,869
Greenhill & Co. Inc.[a]	4,954	384,084
IntercontinentalExchange Inc.[b]	30,304	2,654,630
Invesco Ltd.	162,647	2,394,164
Investment Technology Group Inc.[b]	18,452	420,337
Janus Capital Group Inc.	66,921	671,218
Jefferies Group Inc.[a]	48,594	950,985
JPMorgan Chase & Co.	1,565,130	51,649,290
Knight Capital Group Inc. Class Ab	37,805	585,599
Lazard Ltd. Class A	31,923	871,498
Legg Mason Inc.	59,395	1,192,058
MasterCard Inc. Class Aa	33,809	6,202,261
MF Global Ltd.[a,b]	41,383	252,436
Morgan Stanley	410,964	9,715,189
MSCI Inc. Class Ab	30,660	643,553
NASDAQ OMX Group Inc. (The)[b]	66,185	1,272,738
National Financial Partners Corp.	17,767	125,435
NYSE Euronext Inc.	108,680	2,518,116
optionsXpress Holdings Inc.	19,873	327,110
Piper Jaffray Companies[b]	8,096	280,688
Raymond James Financial Inc.	41,324	648,374
SEI Investments Co.	58,506	820,839
SLM Corp.[b]	195,945	946,414
Stifel Financial Corp.[b]	10,540	518,884
SWS Group Inc.	11,699	149,630
T. Rowe Price Group Inc.	108,934	4,196,138
TD Ameritrade Holding Corp.[b]	99,741	1,586,879
Waddell & Reed Financial Inc. Class A	35,504	795,645

		161,676,597

INSURANCE – 21.20%
ACE Ltd.	139,595	6,466,040
Aflac Inc.	195,492	5,647,764

Security	Shares	Value
Alleghany Corp.[b]	2,527	$640,999
Allied World Assurance Holdings Ltd.	14,959	555,577
Allstate Corp. (The)	224,765	5,243,767
Ambac Financial Group Inc.[a]	124,067	112,901
American Financial Group Inc.	32,276	567,412
American International Group Inc.	991,460	1,368,215
American National Insurance Co.	6,705	455,068
Aon Corp.	99,797	4,211,433
Arch Capital Group Ltd.[b]	20,880	1,206,446
Argo Group International Holdings Ltd.[b]	12,608	352,898
Arthur J. Gallagher & Co.	39,787	894,412
Aspen Insurance Holdings Ltd.	31,441	741,379
Assurant Inc.	49,361	1,206,383
Assured Guaranty Ltd.	25,359	244,968
Axis Capital Holdings Ltd.	59,349	1,462,359
Brown & Brown Inc.	47,540	925,128
Chubb Corp.	149,185	5,810,756
Cincinnati Financial Corp.	63,722	1,526,142
Delphi Financial Group Inc. Class A	17,236	297,666
Endurance Specialty Holdings Ltd.	21,275	556,554
Erie Indemnity Co. Class A	13,402	473,359
Everest Re Group Ltd.	24,482	1,827,336
Fidelity National Financial Inc. Class A	88,724	1,608,566
First American Corp.	34,362	964,885
Genworth Financial Inc. Class A	183,201	432,354
Hanover Insurance Group Inc. (The)	21,564	646,489
Hartford Financial Services Group Inc. (The)	136,517	1,565,850
HCC Insurance Holdings Inc.	48,221	1,153,446
Horace Mann Educators Corp.	16,321	143,298
IPC Holdings Ltd.	19,468	506,947
Lincoln National Corp.	107,380	1,206,951
Loews Corp.	148,599	3,698,629
Markel Corp.[b]	4,128	1,184,736
Marsh & McLennan Companies Inc.	214,345	4,520,536
Max Capital Group Ltd.	19,938	329,974
MBIA Inc.[b]	98,539	466,089
Mercury General Corp.	11,171	377,356
MetLife Inc.	212,046	6,308,369

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
MGIC Investment Corp.[a]	55,347	$141,688
Montpelier Re Holdings Ltd.	35,416	441,283
Old Republic International Corp.	97,046	909,321
PartnerRe Ltd.	23,059	1,572,393
Platinum Underwriters Holdings Ltd.	19,899	572,494
Principal Financial Group Inc.	100,833	1,647,611
ProAssurance Corp.[b]	12,952	569,111
Progressive Corp. (The)[b]	266,056	4,065,336
Protective Life Corp.	29,930	256,500
Prudential Financial Inc.	178,272	5,148,495
Reinsurance Group of America Inc.	30,236	961,202
RenaissanceRe Holdings Ltd.	25,687	1,249,929
RLI Corp.	8,131	390,532
Selective Insurance Group Inc.	22,191	327,539
StanCorp Financial Group Inc.	20,767	569,639
Torchmark Corp.	35,696	1,046,964
Tower Group Inc.	14,696	399,584
Transatlantic Holdings Inc.	11,155	423,109
Travelers Companies Inc. (The)	245,137	10,084,936
Unitrin Inc.	18,895	321,215
Unum Group	138,921	2,269,969
W.R. Berkley Corp.	59,130	1,413,798
White Mountains Insurance Group Ltd.	3,232	618,346
Willis Group Holdings Ltd.	69,785	1,919,785
XL Capital Ltd. Class A	138,755	1,319,560
Zenith National Insurance Corp.	15,834	360,857

		106,910,633

REAL ESTATE – 0.63%
Brookfield Properties Corp.	84,739	633,000
CB Richard Ellis Group Inc. Class Ab	95,108	713,310
Forest City Enterprises Inc. Class A	27,214	229,414
Forestar Group Inc.[b]	14,490	186,341
Jones Lang LaSalle Inc.	14,649	472,723
St. Joe Co. (The)[b]	38,350	954,148

		3,188,936

REAL ESTATE INVESTMENT TRUSTS – 12.75%
Alexandria Real Estate Equities Inc.	16,227	591,961
AMB Property Corp.	58,029	1,107,774

Security	Shares	Value
American Campus Communities Inc.	17,552	$380,527
Annaly Capital Management Inc.	225,560	3,173,629
Apartment Investment and Management Co. Class A	49,415	360,730
AvalonBay Communities Inc.[a]	33,262	1,889,614
BioMed Realty Trust Inc.	34,001	387,951
Boston Properties Inc.	49,897	2,465,910
Brandywine Realty Trust	38,205	236,489
BRE Properties Inc. Class A	21,387	525,479
Camden Property Trust	22,122	600,170
CapitalSource Inc.	95,512	295,132
CBL & Associates Properties Inc.[a]	33,829	268,602
Colonial Properties Trust	16,717	121,031
Corporate Office Properties Trust	21,654	661,746
Cousins Properties Inc.	11,449	96,744
DCT Industrial Trust Inc.	71,331	315,283
Developers Diversified Realty Corp.	58,778	242,753
DiamondRock Hospitality Co.	37,323	242,226
Digital Realty Trust Inc.[a]	29,405	1,058,874
Douglas Emmett Inc.	37,036	354,435
Duke Realty Corp.	84,189	822,527
Entertainment Properties Trust	13,742	317,578
Equity Lifestyle Properties Inc.	9,510	377,262
Equity Residential	113,702	2,602,639
Essex Property Trust Inc.	11,247	714,072
Federal Realty Investment Trust[a]	24,642	1,360,238
First Industrial Realty Trust Inc.[a]	16,940	63,864
Franklin Street Properties Corp.	26,659	355,898
Hatteras Financial Corp.	14,963	360,159
HCP Inc.	105,982	2,326,305
Health Care REIT Inc.	46,471	1,583,267
Healthcare Realty Trust Inc.	24,580	412,698
Highwoods Properties Inc.	26,632	638,902
Home Properties Inc.	13,433	489,499
Hospitality Properties Trust	39,234	480,224
Host Hotels & Resorts Inc.	218,611	1,681,119
HRPT Properties Trust	93,577	403,317
iStar Financial Inc.[a]	42,546	143,380
Kilroy Realty Corp.	13,757	296,326
Kimco Realty Corp.	134,561	1,617,423
LaSalle Hotel Properties	16,432	196,527

44	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
Lexington Realty Trust	33,878	$130,430
Liberty Property Trust	41,169	1,002,053
Macerich Co. (The)[a]	32,196	564,396
Mack-Cali Realty Corp.	27,572	740,584
MFA Financial Inc.	93,152	548,665
Mid-America Apartment Communities Inc.	11,878	439,367
National Retail Properties Inc.	32,866	583,043
Nationwide Health Properties Inc.	42,983	1,061,250
Omega Healthcare Investors Inc.	34,281	538,897
Pennsylvania Real Estate Investment Trust[a]	17,424	135,036
Plum Creek Timber Co. Inc.	69,972	2,415,433
Post Properties Inc.	18,502	236,086
Potlatch Corp.	16,730	492,029
ProLogis	177,242	1,614,675
Public Storage	53,950	3,607,097
Rayonier Inc.	32,898	1,270,521
Realty Income Corp.[a]	43,752	976,982
Redwood Trust Inc.	21,471	349,333
Regency Centers Corp.	29,054	1,088,072
Senior Housing Properties Trust	49,612	813,141
Simon Property Group Inc.	99,635	5,141,166
SL Green Realty Corp.[a]	23,973	423,363
Sunstone Hotel Investors Inc.	21,052	111,365
Tanger Factory Outlet Centers Inc.	13,369	445,455
Taubman Centers Inc.	21,974	523,421
UDR Inc.	57,005	574,040
Ventas Inc.	59,945	1,716,825
Vornado Realty Trust	61,457	3,004,633
Washington Real Estate Investment Trust	22,015	469,580
Weingarten Realty Investors	42,375	658,508

		64,295,730

SAVINGS & LOANS – 1.70%
Astoria Financial Corp.	36,861	304,472
Capitol Federal Financial	8,733	340,238
Dime Community Bancshares Inc.	12,774	106,535
First Niagara Financial Group Inc.	58,394	790,655
Hudson City Bancorp Inc.	202,129	2,538,740
New York Community Bancorp Inc.	144,424	1,633,435
NewAlliance Bancshares Inc.	42,244	545,370

Security	Shares	Value
People’s United Financial Inc.	71,892	$1,122,953
Provident Financial Services Inc.	23,298	248,590
TFS Financial Corp.	39,740	466,150
Washington Federal Inc.	36,799	477,651

		8,574,789

TOTAL COMMON STOCKS (Cost: $962,356,247)		503,266,953

SHORT-TERM INVESTMENTS – 4.04%

MONEY MARKET FUNDS – 4.04%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	17,324,143	17,324,143
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	2,707,520	2,707,520
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	316,504	316,504

		20,348,167

TOTAL SHORT-TERM INVESTMENTS
(Cost: $20,348,167)		20,348,167

TOTAL INVESTMENTS IN SECURITIES – 103.86% (Cost: $982,704,414)		523,615,120

Other Assets, Less Liabilities – (3.86)%		(19,457,307)

NET ASSETS – 100.00%		$504,157,813

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.85%

AEROSPACE & DEFENSE – 15.72%
AAR Corp.[a,b]	7,327	$110,418
Alliant Techsystems Inc.[a]	6,213	494,865
BE Aerospace Inc.[a]	18,916	204,104
Boeing Co. (The)	123,897	4,962,075
Curtiss-Wright Corp.	8,436	269,699
Esterline Technologies Corp.[a]	5,561	146,532
General Dynamics Corp.	61,688	3,187,419
Goodrich Corp.	23,306	1,031,990
Kaman Corp.	4,778	80,796
L-3 Communications Holdings Inc.	22,605	1,721,371
Lockheed Martin Corp.	60,374	4,741,170
Moog Inc. Class Aa	7,260	194,423
Northrop Grumman Corp.	57,658	2,787,764
Orbital Sciences Corp.[a]	10,957	169,395
Raytheon Co.	78,930	3,570,004
Rockwell Collins Inc.	29,890	1,146,282
Spirit AeroSystems Holdings Inc. Class Aa	19,339	246,572
Teledyne Technologies Inc.[a]	6,365	203,234
TransDigm Group Inc.[a]	6,957	244,469
United Technologies Corp.	166,007	8,107,782

		33,620,364

AUTO MANUFACTURERS – 1.35%
Navistar International Corp.[a]	11,966	452,315
Oshkosh Corp.	13,839	132,854
PACCAR Inc.	65,211	2,311,078

		2,896,247

BUILDING MATERIALS – 1.25%
Eagle Materials Inc.	8,232	228,850
Lennox International Inc.	9,845	313,957
Martin Marietta Materials Inc.[b]	7,816	656,779
Masco Corp.	69,078	612,031
Owens Corning Inc.[a]	16,591	296,979
Quanex Building Products Corp.	7,140	73,185
Simpson Manufacturing Co. Inc.[b]	7,126	158,625
Texas Industries Inc.[b]	4,440	141,991
USG Corp.[a]	12,401	184,279

		2,666,676

Security	Shares	Value
CHEMICALS – 0.50%
Sherwin-Williams Co. (The)	18,694	$1,058,828

		1,058,828

COMMERCIAL SERVICES – 5.80%
Accenture Ltd. Class A	117,520	3,458,614
Administaff Inc.	4,219	112,479
Alliance Data Systems Corp.[a,b]	12,274	513,912
Brinks Home Security Holdings Inc.[a]	8,142	216,414
Convergys Corp.[a]	21,686	219,245
Corporate Executive Board Co. (The)	6,502	112,355
Corrections Corp. of America[a]	23,562	332,931
Deluxe Corp.	9,668	140,186
FTI Consulting Inc.[a]	9,643	529,208
Hewitt Associates Inc. Class Aa	16,323	511,889
Huron Consulting Group Inc.[a]	3,922	188,060
Iron Mountain Inc.[a]	34,480	982,335
Lender Processing Services Inc.	17,895	512,871
Manpower Inc.	14,789	637,258
Monster Worldwide Inc.[a]	23,426	323,279
MPS Group Inc.[a]	17,509	140,772
Navigant Consulting Inc.[a]	9,116	134,096
PHH Corp.[a]	10,128	169,948
Quanta Services Inc.[a]	37,215	845,897
R.R. Donnelley & Sons Co.	38,615	449,865
Resources Connection Inc.[a]	8,512	166,410
Robert Half International Inc.	28,661	688,437
Spherion Corp.[a]	9,897	35,530
TeleTech Holdings Inc.[a]	6,982	92,651
TrueBlue Inc.[a]	8,223	79,845
United Rentals Inc.[a]	9,518	57,679
Viad Corp.	3,762	71,779
VistaPrint Ltd.[a,b]	7,463	256,354
Watson Wyatt Worldwide Inc. Class A	8,069	428,060

		12,408,359

COMPUTERS – 0.53%
Affiliated Computer Services Inc. Class Aa	17,221	833,152
Jack Henry & Associates Inc.	16,125	290,573

		1,123,725

46	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
DISTRIBUTION & WHOLESALE – 1.21%
Fastenal Co.[b]	26,344	$1,010,556
United Stationers Inc.[a]	4,492	147,023
W.W. Grainger Inc.	12,222	1,025,181
Watsco Inc.	4,645	199,503
WESCO International Inc.[a]	8,056	209,456

		2,591,719

ELECTRIC – 0.26%
MDU Resources Group Inc.	31,928	560,975

		560,975

ELECTRICAL COMPONENTS & EQUIPMENT – 3.29%
AMETEK Inc.	20,101	647,453
Belden Inc.	8,910	143,629
Emerson Electric Co.	142,950	4,866,018
EnerSys Inc.[a]	7,958	135,684
General Cable Corp.[a]	10,101	274,141
GrafTech International Ltd.[a]	22,521	197,960
Hubbell Inc. Class B	9,305	308,926
Littelfuse Inc.[a]	4,070	66,707
Molex Inc.	12,053	200,924
Molex Inc. Class A	13,273	202,944

		7,044,386

ELECTRONICS – 4.73%
Agilent Technologies Inc.[a]	66,148	1,207,863
Amphenol Corp. Class A	33,104	1,120,239
Arrow Electronics Inc.[a]	22,576	513,378
Avnet Inc.[a]	28,379	621,216
AVX Corp.	9,692	97,017
Benchmark Electronics Inc.[a]	12,270	148,835
Brady Corp. Class A	9,146	192,706
Checkpoint Systems Inc.[a]	7,236	87,917
CTS Corp.	6,316	38,338
Dionex Corp.[a]	3,399	214,137
Electro Scientific Industries Inc.[a]	4,409	37,917
Flextronics International Ltd.[a]	153,581	595,894
FLIR Systems Inc.[a]	26,370	584,887
Itron Inc.[a]	6,386	293,756
Jabil Circuit Inc.	37,559	304,228
Methode Electronics Inc.	7,057	42,483
Mettler-Toledo International Inc.[a]	6,303	388,454
National Instruments Corp.	10,766	237,283

Security	Shares	Value
Park Electrochemical Corp.	3,581	$73,769
PerkinElmer Inc.	22,532	328,291
Plexus Corp.[a]	7,392	163,733
Sanmina-SCI Corp.[a]	100,035	56,020
Taser International Inc.[a]	12,056	57,869
Thomas & Betts Corp.[a]	10,101	314,343
Trimble Navigation Ltd.[a]	22,873	490,397
Tyco Electronics Ltd.	86,502	1,508,595
Vishay Intertechnology Inc.[a]	32,302	189,613
Woodward Governor Co.	10,744	214,450

		10,123,628

ENGINEERING & CONSTRUCTION – 2.84%
AECOM Technology Corp.[a]	14,706	378,385
EMCOR Group Inc.[a]	12,435	258,524
Fluor Corp.	34,413	1,303,220
FosterWheeler AGa	23,920	514,998
Granite Construction Inc.	5,977	235,793
Insituform Technologies Inc. Class Aa	7,022	107,647
Jacobs Engineering Group Inc.[a]	23,150	880,626
KBR Inc.	30,713	479,737
McDermott International Inc.[a]	42,932	692,923
Shaw Group Inc. (The)[a]	15,732	527,494
URS Corp.[a]	15,822	697,117

		6,076,464

ENVIRONMENTAL CONTROL – 2.77%
Clean Harbors Inc.[a]	3,793	190,029
Mine Safety Appliances Co.	5,969	147,136
Nalco Holding Co.	25,935	423,259
Republic Services Inc.	58,544	1,229,424
Stericycle Inc.[a]	16,323	768,487
Tetra Tech Inc.[a]	11,203	275,146
Waste Connections Inc.[a]	15,062	388,298
Waste Management Inc.	93,783	2,501,193

		5,922,972

FOREST PRODUCTS & PAPER – 1.14%
Louisiana-Pacific Corp.	19,502	79,373
MeadWestvaco Corp.	30,432	476,565
Rock-Tenn Co. Class A	7,199	271,834
Temple-Inland Inc.	17,372	207,422
Weyerhaeuser Co.	39,743	1,401,338

		2,436,532

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
HAND & MACHINE TOOLS – 0.49%
Baldor Electric Co.	7,884	$182,909
Kennametal Inc.	13,870	283,642
Lincoln Electric Holdings Inc.	7,664	341,278
Regal Beloit Corp.	6,030	244,999

		1,052,828

HOUSEHOLD PRODUCTS & WARES – 0.52%
Fortune Brands Inc.	28,330	1,113,652

		1,113,652

HOUSEWARES – 0.10%
Toro Co. (The)	6,683	203,030

		203,030

INTERNET – 0.18%
CyberSource Corp.[a]	13,145	192,048
HLTH Corp.[a,b]	16,931	186,241

		378,289

IRON & STEEL – 0.10%
Schnitzer Steel Industries Inc. Class A	4,100	203,196

		203,196

MACHINERY – 6.36%
AGCO Corp.[a]	17,228	418,640
Albany International Corp. Class A	4,908	45,546
Astec Industries Inc.[a]	3,204	98,747
Bucyrus International Inc.	14,055	305,134
Caterpillar Inc.	113,884	4,051,993
Cognex Corp.	6,952	97,815
Cummins Inc.	34,600	1,176,400
Deere & Co.	79,711	3,288,876
Flowserve Corp.	10,723	728,092
Gardner Denver Inc.[a]	9,891	263,298
Graco Inc.	11,320	267,039
IDEX Corp.	15,632	394,708
Joy Global Inc.	19,393	494,522
Manitowoc Co. Inc. (The)	24,272	144,418
Nordson Corp.	5,912	214,487
Rockwell Automation Inc.	23,940	756,265
Terex Corp.[a]	17,797	245,599
Wabtec Corp.	9,118	347,761
Zebra Technologies Corp. Class Aa	11,947	253,874

		13,593,214

Security	Shares	Value
MANUFACTURING – 27.07%
Actuant Corp. Class A	10,570	$129,588
Acuity Brands Inc.	7,663	220,235
AptarGroup Inc.	12,092	375,215
Brink’s Co. (The)	7,424	210,470
Carlisle Companies Inc.	11,534	262,399
Ceradyne Inc.[a]	4,911	84,666
CLARCOR Inc.	9,593	298,150
Cooper Industries Ltd. Class A	32,861	1,077,512
Crane Co.	9,968	230,161
Danaher Corp.	46,685	2,728,271
Donaldson Co. Inc.	12,853	424,020
Dover Corp.	35,166	1,082,410
Eaton Corp.	31,093	1,361,873
ESCO Technologies Inc.[a]	4,887	203,201
General Electric Co.	1,999,327	25,291,487
Harsco Corp.	15,840	436,392
Hexcel Corp.[a]	17,299	165,897
Honeywell International Inc.	127,301	3,973,064
Illinois Tool Works Inc.	83,130	2,726,664
Ingersoll-Rand Co. Ltd. Class A	60,029	1,306,831
ITT Corp.	34,387	1,410,211
Pall Corp.	22,500	594,225
Parker Hannifin Corp.	30,458	1,381,270
Pentair Inc.	18,982	505,681
Roper Industries Inc.	16,936	772,112
SPX Corp.	10,307	475,874
Teleflex Inc.	7,478	321,404
Textron Inc.	45,791	491,337
3M Co.	121,352	6,989,875
Trinity Industries Inc.	14,888	217,514
Tyco International Ltd.	89,895	2,135,905

		57,883,914

METAL FABRICATE & HARDWARE – 1.35%
Kaydon Corp.	6,480	207,101
Mueller Industries Inc.	7,086	155,679
Mueller Water Products Inc. Class A	21,694	90,898
Precision Castparts Corp.	26,384	1,975,106
Timken Co. (The)	14,539	233,787
Valmont Industries Inc.	3,552	226,547

		2,889,118

48	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
MINING – 0.38%
Vulcan Materials Co.[b]	17,231	$819,334

		819,334

PACKAGING & CONTAINERS – 2.28%
Ball Corp.	17,913	675,678
Bemis Co. Inc.	19,129	459,861
Crown Holdings Inc.[a]	30,268	667,409
Greif Inc. Class A	4,444	201,180
Owens-Illinois Inc.[a]	31,530	769,017
Packaging Corp. of America	19,489	309,290
Pactiv Corp.[a]	24,598	537,712
Sealed Air Corp.	30,057	572,886
Silgan Holdings Inc.	4,744	220,549
Sonoco Products Co.	18,923	461,910

		4,875,492

RETAIL – 0.26%
MSC Industrial Direct Co. Inc. Class A	8,265	337,625
World Fuel Services Corp.	5,613	214,024

		551,649

SEMICONDUCTORS – 0.06%
ATMI Inc.[a]	6,054	95,593
Veeco Instruments Inc.[a]	5,862	42,441

		138,034

SOFTWARE – 4.39%
Acxiom Corp.	12,449	120,133
Automatic Data Processing Inc.	96,482	3,396,166
Broadridge Financial Solutions Inc.	26,593	514,575
Fidelity National Information Services Inc.	35,948	641,672
Fiserv Inc.[a]	30,266	1,129,527
Global Payments Inc.	15,107	484,330
IMS Health Inc.	34,403	432,102
ManTech International Corp. Class Aa	4,126	149,320
Metavante Technologies Inc.[a]	16,963	400,157
Paychex Inc.	61,355	1,657,199
Total System Services Inc.	37,258	464,607

		9,389,788

Security	Shares	Value
TELECOMMUNICATIONS – 0.46%
Anixter International Inc.[a]	5,774	$229,690
Black Box Corp.	3,287	89,965
CommScope Inc.[a]	13,372	335,637
NeuStar Inc. Class Aa	14,990	284,960
Newport Corp.[a]	6,961	34,735

		974,987

TEXTILES – 0.34%
Cintas Corp.	25,118	644,528
G&K Services Inc. Class A	3,555	88,768

		733,296

TRANSPORTATION – 14.01%
Alexander & Baldwin Inc.	7,840	208,858
American Commercial Lines Inc.[a]	7,720	38,446
Arkansas Best Corp.	4,334	100,029
Burlington Northern Santa Fe Corp.	52,376	3,534,333
C.H. Robinson Worldwide Inc.	32,147	1,708,935
Con-way Inc.	8,836	218,956
CSX Corp.	75,589	2,236,679
Expeditors International Washington Inc.	40,427	1,403,221
FedEx Corp.	55,058	3,081,046
Forward Air Corp.	5,473	91,235
Genco Shipping & Trading Ltd.	5,873	112,174
General Maritime Corp.	10,018	99,479
Genesee & Wyoming Inc. Class Aa	6,009	180,270
Hub Group Inc. Class Aa	7,039	161,897
J.B. Hunt Transport Services Inc.	21,005	590,661
Kansas City Southern Industries Inc.[a]	17,190	262,148
Kirby Corp.[a]	10,123	312,396
Knight Transportation Inc.	10,570	186,878
Landstar System Inc.	9,779	348,230
Norfolk Southern Corp.	69,380	2,475,478
Old Dominion Freight Line Inc.[a]	5,811	163,580
Overseas Shipholding Group Inc.	4,066	116,735
Ryder System Inc.	10,476	290,080
Teekay Corp.	8,137	117,498
Union Pacific Corp.	95,267	4,681,420
United Parcel Service Inc. Class B	130,433	6,826,863
UTi Worldwide Inc.[a]	17,129	230,556

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
Werner Enterprises Inc.	9,609	$157,107
YRC Worldwide Inc.[a,b]	10,888	32,991

		29,968,179

TRUCKING & LEASING – 0.11%
GATX Corp.	8,074	243,108

		243,108

TOTAL COMMON STOCKS (Cost: $368,158,517)		213,541,983

SHORT-TERM INVESTMENTS – 1.30%

MONEY MARKET FUNDS – 1.30%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	2,281,820	2,281,820
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	356,616	356,616
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	134,009	134,009

		2,772,445

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,772,445)		2,772,445

TOTAL INVESTMENTS IN SECURITIES – 101.15% (Cost: $370,930,962)		216,314,428

Other Assets, Less Liabilities – (1.15)%		(2,461,379)

NET ASSETS – 100.00%		$213,853,049

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

50	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.74%

BANKS – 41.52%
Associated Banc-Corp.	47,567	$735,862
BancorpSouth Inc.	30,767	715,333
Bank of America Corp.	2,566,291	22,916,979
Bank of Hawaii Corp.	19,032	668,784
Bank of New York Mellon Corp. (The)	456,496	11,631,518
BB&T Corp.	221,041	5,159,097
BOK Financial Corp.	9,039	340,409
CapitalSource Inc.	89,704	277,185
Cathay General Bancorp[a]	19,794	222,089
Citizens Republic Bancorp Inc.[b]	48,906	82,162
City National Corp.	15,997	585,490
Comerica Inc.	60,481	1,268,891
Commerce Bancshares Inc.	24,674	816,709
Cullen/Frost Bankers Inc.	22,479	1,058,536
Discover Financial Services	191,490	1,556,814
East West Bancorp Inc.	25,897	176,877
F.N.B. Corp.	36,113	271,570
Fifth Third Bancorp	212,835	872,624
First BanCorp	31,508	173,609
First Horizon National Corp.[a]	84,344	970,799
First Midwest Bancorp Inc.	19,340	171,352
FirstMerit Corp.	29,768	577,797
Fulton Financial Corp.[a]	69,900	462,039
Glacier Bancorp Inc.	23,934	366,669
Hancock Holding Co.	10,664	403,846
Huntington Bancshares Inc.	146,736	409,393
International Bancshares Corp.	21,200	286,412
KeyCorp	198,296	1,219,520
M&T Bank Corp.	31,511	1,652,752
Marshall & Ilsley Corp.	97,853	565,590
MB Financial Inc.	13,732	187,167
National Penn Bancshares Inc.	31,721	256,623
Northern Trust Corp.	89,409	4,860,273
Old National Bancorp	26,808	365,393
Pacific Capital Bancorp[a]	18,392	127,641
PacWest Bancorp	9,668	140,863
Park National Corp.[a]	4,565	305,627
PNC Financial Services Group Inc. (The)	171,610	6,812,917
Popular Inc.[a]	102,234	292,389
PrivateBancorp Inc.[a]	12,289	248,852

Security	Shares	Value
Prosperity Bancshares Inc.	18,581	$515,994
Provident Bankshares Corp.	13,728	120,669
Regions Financial Corp.	278,445	1,250,218
State Street Corp.	173,082	5,907,289
Sterling Bancshares Inc.	29,491	196,115
SunTrust Banks Inc.	141,725	2,046,509
Susquehanna Bancshares Inc.	34,640	279,198
SVB Financial Group[b]	13,042	270,752
Synovus Financial Corp.	110,333	356,376
TCF Financial Corp.	49,322	686,069
TrustCo Bank Corp. NY	30,233	181,398
Trustmark Corp.	20,369	442,822
U.S. Bancorp	692,123	12,610,481
UCBH Holdings Inc.[a]	45,248	57,917
UMB Financial Corp.	12,515	572,812
Umpqua Holdings Corp.	24,150	231,599
United Bancshares Inc.	17,376	450,733
United Community Banks Inc.[a]	20,000	129,000
Valley National Bancorp[a]	53,795	778,414
Webster Financial Corp.	21,766	113,836
Wells Fargo & Co.	1,612,945	32,275,029
Westamerica Bancorporation[a]	11,569	620,445
Whitney Holding Corp.	25,802	308,592
Wilmington Trust Corp.	27,096	393,163
Wintrust Financial Corp.	9,266	157,522
Zions Bancorporation	46,465	507,862

		131,675,266

COMMERCIAL SERVICES – 6.37%
Equifax Inc.	50,593	1,475,292
Moody’s Corp.	76,873	2,269,291
Visa Inc. Class A	179,038	11,630,309
Western Union Co.	286,866	4,805,006

		20,179,898

DIVERSIFIED FINANCIAL SERVICES – 46.41%
Affiliated Managers Group Inc.[b]	16,380	931,203
American Express Co.	416,092	10,493,840
AmeriCredit Corp.[b]	23,955	243,622
Ameriprise Financial Inc.	86,818	2,287,654
BlackRock Inc.	7,913	1,159,413
Capital One Financial Corp.	157,007	2,628,297

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

April 30, 2009

Security	Shares	Value
Charles Schwab Corp. (The)	377,468	$6,975,609
CIT Group Inc.	156,624	347,705
Citigroup Inc.[a]	2,182,526	6,656,704
CME Group Inc.	26,841	5,941,255
E*TRADE Financial Corp.[a,b]	177,740	254,168
Eaton Vance Corp.	46,090	1,261,483
Federated Investors Inc. Class B	38,287	876,007
Franklin Resources Inc.	63,598	3,846,407
GLG Partners Inc.	79,830	190,794
Goldman Sachs Group Inc. (The)	169,224	21,745,284
Greenhill & Co. Inc.[a]	4,886	378,812
IntercontinentalExchange Inc.[b]	28,958	2,536,721
Invesco Ltd.	155,425	2,287,856
Investment Technology Group Inc.[b]	17,500	398,650
Janus Capital Group Inc.	63,543	637,336
Jefferies Group Inc.	46,751	914,917
JPMorgan Chase & Co.	1,496,294	49,377,701
Knight Capital Group Inc. Class Ab	36,527	565,803
Lazard Ltd. Class A	30,352	828,610
Legg Mason Inc.	56,751	1,138,993
MF Global Ltd.[a,b]	38,337	233,856
Morgan Stanley	392,856	9,287,116
NASDAQ OMX Group Inc. (The)[b]	63,239	1,216,086
National Financial Partners Corp.[a]	14,934	105,434
NYSE Euronext Inc.	103,829	2,405,718
optionsXpress Holdings Inc.	18,482	304,214
Piper Jaffray Companies[b]	7,646	265,087
Raymond James Financial Inc.[a]	39,504	619,818
SLM Corp.[b]	186,465	900,626
Stifel Financial Corp.[b]	10,338	508,940
SWS Group Inc.	10,722	137,134
T. Rowe Price Group Inc.	104,106	4,010,163
TD Ameritrade Holding Corp.[b]	95,225	1,515,030
Waddell & Reed Financial Inc. Class A	34,161	765,548

		147,179,614

INSURANCE – 0.53%
Fidelity National Financial Inc. Class A	84,768	1,536,844
MGIC Investment Corp.[a]	51,898	132,859

		1,669,703

Security	Shares	Value
SAVINGS & LOANS – 2.60%
Astoria Financial Corp.	35,153	$290,364
Capitol Federal Financial	8,596	334,900
Dime Community Bancshares Inc.	11,983	99,938
First Niagara Financial Group Inc.	58,492	791,982
Hudson City Bancorp Inc.	193,174	2,426,265
New York Community Bancorp Inc.	137,977	1,560,520
NewAlliance Bancshares Inc.	40,258	519,731
People’s United Financial Inc.	68,669	1,072,610
Provident Financial Services Inc.	22,539	240,491
TFS Financial Corp.	37,396	438,655
Washington Federal Inc.	35,255	457,610

		8,233,066

SOFTWARE – 2.31%
MasterCard Inc. Class Aa	32,324	5,929,838
MSCI Inc. Class Ab	29,155	611,963
SEI Investments Co.	56,309	790,015

		7,331,816

TOTAL COMMON STOCKS (Cost: $497,677,207)		316,269,363

SHORT-TERM INVESTMENTS – 4.48%

MONEY MARKET FUNDS – 4.48%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	11,895,429	11,895,429
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	1,859,088	1,859,088
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	454,843	454,843

		14,209,360

TOTAL SHORT-TERM INVESTMENTS
(Cost: $14,209,360)		14,209,360

52	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

April 30, 2009

Value
TOTAL INVESTMENTS IN SECURITIES – 104.22% (Cost: $511,886,567)	$330,478,723

Other Assets, Less Liabilities – (4.22)%	(13,366,346)

NET ASSETS – 100.00%	$317,112,377

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.82%

REAL ESTATE MANAGEMENT/SERVICES – 1.75%
CB Richard Ellis Group Inc. Class Aa	2,407,884	$18,059,130
Jones Lang LaSalle Inc.	370,967	11,971,105

		30,030,235

REAL ESTATE OPERATING/ DEVELOPMENT – 8.45%
Brookfield Properties Corp.	2,183,794	16,312,941
Forest City Enterprises Inc. Class A	718,684	6,058,506
Forestar Group Inc.[a,b]	358,776	4,613,859
Plum Creek Timber Co. Inc.[b]	1,784,724	61,608,672
Rayonier Inc.	840,043	32,442,461
St. Joe Co. (The)[a,b]	983,450	24,468,236

		145,504,675

REITs - APARTMENTS – 13.10%
American Campus Communities Inc.	455,629	9,878,037
Apartment Investment and Management Co. Class Ab	1,256,898	9,175,355
AvalonBay Communities Inc.[b]	850,355	48,308,668
BRE Properties Inc. Class A	549,714	13,506,473
Camden Property Trust	565,336	15,337,566
Equity Residential	2,900,440	66,391,072
Essex Property Trust Inc.[b]	287,177	18,232,868
Home Properties Inc.	346,667	12,632,545
Mid-America Apartment Communities Inc.	302,842	11,202,126
Post Properties Inc.[b]	474,980	6,060,745
UDR Inc.	1,459,663	14,698,806

		225,424,261

REITs - DIVERSIFIED – 11.21%
Colonial Properties Trust	455,388	3,297,009
Cousins Properties Inc.[b]	245,156	2,071,568
Digital Realty Trust Inc.[b]	750,857	27,038,361
Duke Realty Corp.	2,271,261	22,190,220
Entertainment Properties Trust	353,651	8,172,875
Lexington Realty Trust	885,104	3,407,650
Liberty Property Trust	1,050,026	25,557,633
Potlatch Corp.	424,876	12,495,603

Security	Shares	Value
Vornado Realty Trust[b]	1,567,521	$76,636,102
Washington Real Estate Investment Trust[b]	563,468	12,018,772

		192,885,793
REITs - HEALTH CARE – 12.56%
HCP Inc.	2,703,825	59,348,959
Health Care REIT Inc.[b]	1,185,731	40,397,855
Healthcare Realty Trust Inc.	633,363	10,634,165
Nationwide Health Properties Inc.	1,097,216	27,090,263
Omega Healthcare Investors Inc.	879,132	13,819,955
Senior Housing Properties Trust	1,286,065	21,078,605
Ventas Inc.[b]	1,529,653	43,809,262

		216,179,064

REITs - HOTELS – 4.13%
DiamondRock Hospitality Co.	1,154,484	7,492,601
Hospitality Properties Trust	1,008,796	12,347,663
Host Hotels & Resorts Inc.	5,570,665	42,838,414
LaSalle Hotel Properties	443,012	5,298,424
Sunstone Hotel Investors Inc.	586,013	3,100,009

		71,077,111

REITs - MANUFACTURED HOMES – 0.56%
Equity Lifestyle Properties Inc.	244,444	9,697,093

		9,697,093

REITs - MORTGAGE – 6.79%
Annaly Capital Management Inc.	5,752,377	80,935,944
Hatteras Financial Corp.	389,773	9,381,836
iStar Financial Inc.[b]	1,063,679	3,584,598
MFA Financial Inc.	2,393,746	14,099,164
Redwood Trust Inc.	547,033	8,900,227

		116,901,769

REITs - OFFICE PROPERTY – 11.16%
Alexandria Real Estate Equities Inc.[b]	417,804	15,241,490
BioMed Realty Trust Inc.	864,402	9,862,827
Boston Properties Inc.[b]	1,273,131	62,918,134
Brandywine Realty Trust	955,846	5,916,687
Corporate Office Properties Trust	554,149	16,934,793

54	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

April 30, 2009

Security	Shares	Value
Douglas Emmett Inc.	810,884	$7,760,160
Franklin Street Properties Corp.	688,672	9,193,771
Highwoods Properties Inc.	681,192	16,341,796
HRPT Properties Trust	2,427,384	10,462,025
Kilroy Realty Corp.[b]	356,651	7,682,263
Mack-Cali Realty Corp.	704,787	18,930,579
SL Green Realty Corp.[b]	613,980	10,842,887

		192,087,412

REITs - OUTLET CENTERS – 2.32%
National Retail Properties Inc.	840,779	14,915,419
Realty Income Corp.[b]	1,117,992	24,964,761

		39,880,180

REITs - REGIONAL MALLS – 9.78%
CBL & Associates Properties Inc.[b]	768,203	6,099,532
Macerich Co. (The)[b]	817,317	14,327,567
Pennsylvania Real Estate Investment Trust[b]	430,969	3,340,010
Simon Property Group Inc.	2,540,712	131,100,739
Taubman Centers Inc.[b]	565,742	13,475,974

		168,343,822

REITs - SHOPPING CENTERS – 8.07%
Developers Diversified Realty Corp.	1,396,990	5,769,569
Federal Realty Investment Trust[b]	628,567	34,696,898
Kimco Realty Corp.[b]	3,452,383	41,497,644
Regency Centers Corp.	741,850	27,782,282
Tanger Factory Outlet Centers Inc.[b]	339,866	11,324,335
Weingarten Realty Investors[b]	1,147,118	17,826,214

		138,896,942

REITs - STORAGE – 5.34%
Public Storage	1,375,116	91,940,256

		91,940,256

REITs - WAREHOUSE/INDUSTRIAL – 4.60%
AMB Property Corp.	1,491,678	28,476,133
DCT Industrial Trust Inc.	1,850,035	8,177,155

Security	Shares	Value
First Industrial Realty Trust Inc.[b]	481,179	$1,814,045
ProLogis	4,474,007	40,758,204

		79,225,537

TOTAL COMMON STOCKS (Cost: $2,498,737,159)		1,718,074,150

SHORT-TERM INVESTMENTS – 12.39%

MONEY MARKET FUNDS – 12.39%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	181,711,188	181,711,188
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	28,398,906	28,398,906
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	3,123,319	3,123,319

		213,233,413

TOTAL SHORT-TERM INVESTMENTS
(Cost: $213,233,413)		213,233,413

TOTAL INVESTMENTS IN SECURITIES – 112.21%
(Cost: $2,711,970,572)		1,931,307,563

Other Assets, Less Liabilities – (12.21)%		(210,226,295)

NET ASSETS – 100.00%		$1,721,081,268

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments

iSHARES® KLD SELECT SOCIALSM INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.82%

AEROSPACE & DEFENSE – 1.28%
Raytheon Co.	6,638	$300,237
Rockwell Collins Inc.	8,262	316,848
United Technologies Corp.	12,178	594,773

		1,211,858

AGRICULTURE – 0.40%
Monsanto Co.	4,465	379,034

		379,034

AIRLINES – 0.34%
Southwest Airlines Co.	45,649	318,630

		318,630

APPAREL – 1.63%
Nike Inc. Class B	22,894	1,201,248
Timberland Co. Class Aa	21,519	349,469

		1,550,717

AUTO MANUFACTURERS – 0.29%
Ford Motor Co.[a]	46,500	278,070

		278,070

AUTO PARTS & EQUIPMENT – 0.60%
BorgWarner Inc.	6,341	183,572
Johnson Controls Inc.	20,363	387,101

		570,673

BANKS – 3.56%
Bank of America Corp.	64,885	579,423
Bank of New York Mellon Corp. (The)	15,464	394,023
BB&T Corp.	8,714	203,385
Comerica Inc.	4,507	94,557
First Horizon National Corp.[b]	9,690	111,532
KeyCorp	10,013	61,580
M&T Bank Corp.	2,354	123,467
Northern Trust Corp.	6,103	331,759
State Street Corp.	8,132	277,545
SunTrust Banks Inc.	6,098	88,055
Synovus Financial Corp.	34,574	111,674
Wells Fargo & Co.	50,177	1,004,042

		3,381,042

BEVERAGES – 2.41%
Brown-Forman Corp. Class B	15,658	728,097
PepsiCo Inc.	31,357	1,560,324

		2,288,421

Security	Shares	Value
BIOTECHNOLOGY – 1.86%
Amgen Inc.[a]	15,549	$753,660
Celgene Corp.[a]	5,108	218,214
Genzyme Corp.[a]	14,811	789,871

		1,761,745

CHEMICALS – 1.39%
Air Products and Chemicals Inc.	6,012	396,191
Ecolab Inc.	15,204	586,114
Praxair Inc.	4,573	341,192

		1,323,497

COAL – 0.19%
CONSOL Energy Inc.	2,970	92,902
Peabody Energy Corp.	3,207	84,633

		177,535

COMMERCIAL SERVICES – 0.50%
H&R Block Inc.	8,106	122,725
ITT Educational Services Inc.[a,b]	780	78,601
Manpower Inc.	3,096	133,407
Moody’s Corp.	4,821	142,316

		477,049

COMPUTERS – 6.60%
Apple Inc.[a]	10,834	1,363,242
Dell Inc.[a]	45,269	526,026
Hewlett-Packard Co.	53,072	1,909,531
International Business Machines Corp.	22,407	2,312,626
Sun Microsystems Inc.[a]	17,203	157,579

		6,269,004

COSMETICS & PERSONAL CARE – 2.18%
Procter & Gamble Co. (The)	41,858	2,069,459

		2,069,459

DIVERSIFIED FINANCIAL SERVICES – 3.91%
American Express Co.	22,777	574,436
Capital One Financial Corp.	6,041	101,126
CIT Group Inc.	29,744	66,032
Citigroup Inc.[b]	57,563	175,567
CME Group Inc.	1,248	276,245
Goldman Sachs Group Inc. (The)	5,195	667,557
JPMorgan Chase & Co.	37,761	1,246,113
Legg Mason Inc.	5,647	113,335
Morgan Stanley	9,978	235,880

56	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® KLD SELECT SOCIALSM INDEX FUND

April 30, 2009

Security	Shares	Value
NYSE Euronext Inc.	7,336	$169,975
SLM Corp.[a]	18,262	88,205

		3,714,471

ELECTRIC – 2.58%
Consolidated Edison Inc.	26,408	980,529
FPL Group Inc.	10,840	583,084
Northeast Utilities	4,408	92,656
NSTAR	25,257	793,322

		2,449,591

ELECTRICAL COMPONENTS & EQUIPMENT – 0.41%
Emerson Electric Co.	11,309	384,958

		384,958

ELECTRONICS – 0.50%
Agilent Technologies Inc.[a]	26,094	476,476

		476,476

FOOD – 5.82%
General Mills Inc.	40,487	2,052,286
H.J. Heinz Co.	30,167	1,038,348
Kellogg Co.	22,421	944,148
Kraft Foods Inc. Class A	19,938	466,549
Sysco Corp.	33,254	775,816
Whole Foods Market Inc.[b]	11,762	243,826

		5,520,973

FOREST PRODUCTS & PAPER – 0.44%
International Paper Co.	13,640	172,682
Weyerhaeuser Co.	6,887	242,836

		415,518

GAS – 1.08%
Energen Corp.	3,252	117,462
WGL Holdings Inc.	29,195	909,132

		1,026,594

HAND & MACHINE TOOLS – 0.15%
Lincoln Electric Holdings Inc.	3,128	139,290

		139,290

HEALTH CARE - PRODUCTS – 5.56%
Baxter International Inc.	27,422	1,329,967
Becton, Dickinson and Co.	7,773	470,111
Johnson & Johnson	58,259	3,050,441
Medtronic Inc.	13,411	429,152

		5,279,671

Security	Shares	Value
HEALTH CARE - SERVICES – 1.58%
Aetna Inc.	7,072	$155,655
Humana Inc.[a]	3,457	99,492
Quest Diagnostics Inc.	6,538	335,596
UnitedHealth Group Inc.	15,777	371,075
WellCare Health Plans Inc.[a]	10,061	151,016
WellPoint Inc.[a]	9,003	384,968

		1,497,802

HOME FURNISHINGS – 0.29%
Harman International Industries Inc.	7,146	129,986
Whirlpool Corp.[b]	3,126	141,170

		271,156

HOUSEHOLD PRODUCTS & WARES – 1.38%
Avery Dennison Corp.	10,876	312,576
Kimberly-Clark Corp.	20,332	999,114

		1,311,690

INSURANCE – 2.39%
Aflac Inc.	8,589	248,136
American International Group Inc.	196,933	271,768
Cincinnati Financial Corp.	8,359	200,198
Hartford Financial Services Group Inc. (The)	13,015	149,282
Principal Financial Group Inc.	9,712	158,694
Prudential Financial Inc.	4,624	133,541
Travelers Companies Inc. (The)	19,249	791,904
Unum Group	7,359	120,246
XL Capital Ltd. Class A	20,333	193,367

		2,267,136

INTERNET – 3.25%
Amazon.com Inc.[a]	5,312	427,722
eBay Inc.[a]	25,800	424,926
Expedia Inc.[a]	11,246	153,058
Google Inc. Class Aa	3,569	1,413,217
Symantec Corp.[a]	22,911	395,215
Yahoo! Inc.[a]	18,901	270,095

		3,084,233

IRON & STEEL – 0.56%
Nucor Corp.	3,859	157,023
Reliance Steel & Aluminum Co.	3,477	122,495
Steel Dynamics Inc.	11,552	143,822
United States Steel Corp.	4,163	110,528

		533,868

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® KLD SELECT SOCIALSM INDEX FUND

April 30, 2009

Security	Shares	Value
LODGING – 0.22%
Marriott International Inc. Class A	8,879	$209,189

		209,189

MACHINERY – 1.23%
Cummins Inc.	7,266	247,044
Deere & Co.	8,229	339,529
Graco Inc.	7,739	182,563
Nordson Corp.	3,330	120,812
Rockwell Automation Inc.	8,786	277,550

		1,167,498

MANUFACTURING – 2.74%
Donaldson Co. Inc.	6,653	219,482
Eastman Kodak Co.	28,753	87,697
General Electric Co.	121,874	1,541,706
3M Co.	13,014	749,606

		2,598,491

MEDIA – 1.48%
Comcast Corp. Class A	39,279	607,253
Gannett Co. Inc.	36,731	143,618
John Wiley & Sons Inc. Class A	3,159	107,090
McGraw-Hill Companies Inc. (The)	11,057	333,369
New York Times Co. (The) Class Ab	19,183	103,205
Washington Post Co. (The) Class B	257	107,578

		1,402,113

METAL FABRICATE & HARDWARE – 0.38%
Commercial Metals Co.	7,176	106,779
Timken Co. (The)	6,224	100,082
Worthington Industries Inc.	10,271	153,038

		359,899

MINING – 0.16%
Alcoa Inc.	16,428	149,002

		149,002

OFFICE & BUSINESS EQUIPMENT – 0.40%
Pitney Bowes Inc.	15,417	378,333

		378,333

OFFICE FURNISHINGS – 0.16%
Herman Miller Inc.	10,180	151,377

		151,377

Security	Shares	Value
OIL & GAS – 8.13%
Apache Corp.	6,843	$498,581
Bill Barrett Corp.[a]	4,524	117,533
Chesapeake Energy Corp.	15,603	307,535
Chevron Corp.	29,029	1,918,817
Denbury Resources Inc.[a]	5,181	84,347
Devon Energy Corp.	9,014	467,376
ENSCO International Inc.	3,743	105,852
EOG Resources Inc.	6,014	381,769
Hess Corp.	4,298	235,487
Marathon Oil Corp.	12,461	370,092
Newfield Exploration Co.[a]	5,838	182,029
Noble Corp.	13,041	356,411
Noble Energy Inc.	4,353	247,033
Occidental Petroleum Corp.	12,271	690,735
Pioneer Natural Resources Co.	5,061	117,010
Pride International Inc.[a]	7,641	173,451
Quicksilver Resources Inc.[a,b]	16,602	134,974
Range Resources Corp.	5,391	215,478
Southwestern Energy Co.[a]	11,880	426,017
Valero Energy Corp.	9,551	189,492
XTO Energy Inc.	14,414	499,589

		7,719,608

OIL & GAS SERVICES – 2.42%
Baker Hughes Inc.	6,215	221,130
BJ Services Co.	8,276	114,954
Cameron International Corp.[a]	6,889	176,221
Exterran Holdings Inc.[a]	5,066	104,613
National Oilwell Varco Inc.[a]	8,727	264,254
Schlumberger Ltd.	20,352	997,044
Smith International Inc.	8,936	230,996
Tidewater Inc.	4,406	190,559

		2,299,771

PHARMACEUTICALS – 7.23%
Allergan Inc.	12,193	568,925
Bristol-Myers Squibb Co.	60,311	1,157,971
Eli Lilly and Co.	18,241	600,494
Express Scripts Inc.[a]	5,262	336,610
Gilead Sciences Inc.[a]	11,869	543,600
Medco Health Solutions Inc.[a]	6,095	265,437
Merck & Co. Inc.	33,068	801,568
Omnicare Inc.	3,284	84,432

58	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® KLD SELECT SOCIALSM INDEX FUND

April 30, 2009

Security	Shares	Value
Pfizer Inc.	77,222	$1,031,686
Schering-Plough Corp.	24,264	558,557
Wyeth	21,433	908,759

		6,858,039

PIPELINES – 0.12%
Questar Corp.	3,952	117,453

		117,453

REAL ESTATE – 0.14%
Jones Lang LaSalle Inc.	4,022	129,790

		129,790

REAL ESTATE INVESTMENT TRUSTS – 0.35%
Duke Realty Corp.	18,490	180,647
ProLogis	16,874	153,722

		334,369

RETAIL – 4.59%
Best Buy Co. Inc.	7,969	305,850
Darden Restaurants Inc.	2,958	109,357
Gap Inc. (The)	23,266	361,554
McDonald’s Corp.	27,285	1,454,018
Nordstrom Inc.[b]	5,871	132,861
Office Depot Inc.[a]	79,024	204,672
PetSmart Inc.	4,226	96,691
Staples Inc.	31,195	643,241
Starbucks Corp.[a]	22,829	330,107
Tiffany & Co.	8,170	236,440
Walgreen Co.	15,250	479,307

		4,354,098

SEMICONDUCTORS – 3.32%
Advanced Micro Devices Inc.[a]	33,266	120,090
Applied Materials Inc.	30,570	373,260
Intel Corp.	92,221	1,455,247
Lam Research Corp.[a]	3,578	99,755
LSI Corp.[a]	27,270	104,717
Micron Technology Inc.[a]	22,750	111,020
Texas Instruments Inc.	37,464	676,600
Xilinx Inc.	10,469	213,986

		3,154,675

SOFTWARE – 4.30%
Adobe Systems Inc.[a]	19,377	529,961
Automatic Data Processing Inc.	17,666	621,843
Compuware Corp.[a]	14,455	108,123

Security	Shares	Value
Microsoft Corp.	118,721	$2,405,287
Novell Inc.[a]	21,606	81,239
Paychex Inc.	12,227	330,251

		4,076,704

TELECOMMUNICATIONS – 7.96%
American Tower Corp. Class Aa	6,715	213,268
AT&T Inc.	73,816	1,891,166
Cisco Systems Inc.[a]	90,903	1,756,246
Corning Inc.	20,963	306,479
Embarq Corp.	5,201	190,149
Motorola Inc.	45,237	250,161
QUALCOMM Inc.	30,722	1,300,155
Sprint Nextel Corp.[a]	33,099	144,312
Telephone and Data Systems Inc.	3,128	89,680
Tellabs Inc.[a]	40,457	211,995
Verizon Communications Inc.	39,615	1,201,919

		7,555,530

TOYS, GAMES & HOBBIES – 0.28%
Mattel Inc.	17,702	264,822

		264,822

TRANSPORTATION – 1.08%
Ryder System Inc.	3,469	96,057
United Parcel Service Inc. Class B	17,736	928,302

		1,024,359

TOTAL COMMON STOCKS (Cost: $122,440,077)		94,735,281

SHORT-TERM INVESTMENTS – 0.71%

MONEY MARKET FUNDS – 0.71%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	547,828	547,828
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	85,618	85,618

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® KLD SELECT SOCIALSM INDEX FUND

April 30, 2009

Security	Shares	Value
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	43,341	$43,341

		676,787

TOTAL SHORT-TERM INVESTMENTS (Cost: $676,787)		676,787

TOTAL INVESTMENTS IN SECURITIES – 100.53% (Cost: $123,116,864)		95,412,068

Other Assets, Less Liabilities – (0.53)%		(506,021)

NET ASSETS – 100.00%		$94,906,047

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

60	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® KLD 400 SOCIAL INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.81%

ADVERTISING – 0.25%
Gaiam Inc. Class Aa	288	$1,676
Omnicom Group Inc.	5,171	162,731

		164,407

AEROSPACE & DEFENSE – 0.03%
Spirit AeroSystems Holdings Inc. Class Aa	1,724	21,981

		21,981

AIRLINES – 0.23%
Alaska Air Group Inc.[a]	612	10,269
AMR Corp.[a]	4,533	21,577
Continental Airlines Inc. Class Ba	2,049	21,555
JetBlue Airways Corp.[a]	2,889	14,243
Southwest Airlines Co.	12,191	85,093

		152,737

APPAREL – 0.93%
Coach Inc.[a]	5,345	130,952
Deckers Outdoor Corp.[a]	207	11,700
Liz Claiborne Inc.	1,574	7,461
Nike Inc. Class B	6,416	336,648
Phillips-Van Heusen Corp.	831	24,124
Timberland Co. Class Aa	774	12,570
VF Corp.	1,466	86,890

		610,345

AUTO PARTS & EQUIPMENT – 0.37%
BorgWarner Inc.	1,889	54,687
Johnson Controls Inc.	9,897	188,142
Modine Manufacturing Co.	589	2,250

		245,079

BANKS – 5.81%
Bank of Hawaii Corp.	788	27,690
Bank of New York Mellon Corp. (The)	19,044	485,241
BB&T Corp.	9,306	217,202
Cathay General Bancorp	836	9,380
Comerica Inc.	2,475	51,925
Fifth Third Bancorp	9,398	38,532
First Horizon National Corp.	3,560	40,976
Heartland Financial USA Inc.	242	3,577
KeyCorp	8,277	50,904
M&T Bank Corp.	1,296	67,975

Security	Shares	Value
Northern Trust Corp.	3,713	$201,839
PNC Financial Services Group Inc. (The)	7,120	282,664
Popular Inc.	4,496	12,859
Regions Financial Corp.	11,398	51,177
State Street Corp.	7,187	245,292
SunTrust Banks Inc.	5,924	85,543
Synovus Financial Corp.	4,566	14,748
U.S. Bancorp	29,086	529,947
Wainwright Bank & Trust Co.	84	628
Wells Fargo & Co.	70,289	1,406,483

		3,824,582

BEVERAGES – 4.15%
Coca-Cola Co. (The)	33,027	1,421,812
Green Mountain Coffee Roasters Inc.[a]	308	22,271
PepsiCo Inc.	25,821	1,284,853

		2,728,936

BIOTECHNOLOGY – 2.36%
Affymetrix Inc.[a]	1,241	5,820
Amgen Inc.[a]	17,163	831,891
Biogen Idec Inc.[a]	4,919	237,784
Genzyme Corp.[a]	4,501	240,038
Illumina Inc.[a]	2,015	75,260
Life Technologies Corp.[a]	2,872	107,126
Millipore Corp.[a]	919	54,313

		1,552,232

BUILDING MATERIALS – 0.12%
Apogee Enterprises Inc.	494	6,620
Masco Corp.	6,052	53,621
Simpson Manufacturing Co. Inc.	633	14,091
Trex Co. Inc.[a]	242	2,650

		76,982

CHEMICALS – 1.51%
Air Products and Chemicals Inc.	3,487	229,793
Airgas Inc.	1,331	57,393
Cabot Corp.	1,107	16,162
Ecolab Inc.	2,765	106,591
H.B. Fuller Co.	786	13,881
Lubrizol Corp.	1,110	47,974
Minerals Technologies Inc.	292	10,859
Praxair Inc.	5,085	379,392

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® KLD 400 SOCIAL INDEX FUND

April 30, 2009

Security	Shares	Value
Sigma-Aldrich Corp.	2,035	$89,214
Valspar Corp. (The)	1,694	40,656
Zoltek Companies Inc.[a]	466	3,667

		995,582

COMMERCIAL SERVICES – 0.82%
Capella Education Co.[a]	231	11,869
Convergys Corp.[a]	1,947	19,684
Cross Country Healthcare Inc.[a]	471	4,150
Deluxe Corp.	802	11,629
DeVry Inc.	1,015	43,198
Kelly Services Inc. Class A	403	4,578
Manpower Inc.	1,279	55,112
McKesson Corp.	4,547	168,239
MonsterWorldwide Inc.[a]	2,144	29,587
PHH Corp.[a]	878	14,733
Quanta Services Inc.[a]	3,233	73,486
R.R. Donnelley & Sons Co.	3,332	38,818
Robert Half International Inc.	2,521	60,554
Team Inc.[a]	307	4,412

		540,049

COMPUTERS – 7.31%
Dell Inc.[a]	28,644	332,843
EMC Corp.[a]	33,319	417,487
Hewlett-Packard Co.	39,763	1,430,673
Imation Corp.	445	4,450
International Business Machines Corp.	22,259	2,297,351
Lexmark International Inc. Class Aa	1,285	25,212
NetApp Inc.[a]	5,449	99,717
Palm Inc.[a]	2,184	22,910
Seagate Technology	8,046	65,655
Sun Microsystems Inc.[a]	12,458	114,115

		4,810,413

COSMETICS & PERSONAL CARE – 4.78%
Alberto-Culver Co.	1,445	32,209
Avon Products Inc.	7,093	161,437
Colgate-Palmolive Co.	8,305	489,995
Estee Lauder Companies Inc. (The) Class A	1,908	57,049
Procter & Gamble Co. (The)	48,625	2,404,020

		3,144,710

Security	Shares	Value
DISTRIBUTION & WHOLESALE – 0.40%
Fastenal Co.	2,159	$82,819
Genuine Parts Co.	2,653	90,096
W.W. Grainger Inc.	1,053	88,326

		261,241

DIVERSIFIED FINANCIAL SERVICES – 5.49%
American Express Co.	19,417	489,697
BlackRock Inc.	370	54,212
Capital One Financial Corp.	6,537	109,429
Charles Schwab Corp. (The)	15,568	287,697
CIT Group Inc.	6,566	14,577
CME Group Inc.	1,104	244,370
Franklin Resources Inc.	2,517	152,228
JPMorgan Chase & Co.	62,347	2,057,451
SLM Corp.[a]	7,652	36,959
T. Rowe Price Group Inc.	4,245	163,517
TradeStation Group Inc.[a]	452	3,666

		3,613,803

ELECTRIC – 0.70%
Alliant Energy Corp.	1,815	40,583
Avista Corp.	878	13,214
Cleco Corp.	999	21,069
Consolidated Edison Inc.	4,552	169,016
IDACORP Inc.	764	18,313
ITC Holdings Corp.	826	35,956
MGE Energy Inc.	368	11,290
NSTAR	1,759	55,250
OGE Energy Corp.	1,599	41,110
Ormat Technologies Inc.	276	9,715
Pepco Holdings Inc.	3,614	43,187

		458,703

ELECTRICAL COMPONENTS & EQUIPMENT – 0.95%
Emerson Electric Co.	12,551	427,236
Energizer Holdings Inc.[a]	957	54,836
Energy Conversion Devices Inc.[a]	754	13,859
General Cable Corp.[a]	879	23,856
Hubbell Inc. Class B	921	30,577
Molex Inc.	2,309	38,491
SunPower Corp. Class Aa	1,447	39,619

		628,474

62	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® KLD 400 SOCIAL INDEX FUND

April 30, 2009

Security	Shares	Value
ELECTRONICS – 0.68%
Arrow Electronics Inc.[a]	1,946	$44,252
Brady Corp. Class A	829	17,467
Dionex Corp.[a]	286	18,018
Itron Inc.[a]	612	28,152
Thermo Fisher Scientific Inc.[a]	6,946	243,666
Thomas & Betts Corp.[a]	892	27,759
Waters Corp.[a]	1,606	70,937

		450,251

ENERGY - ALTERNATE SOURCES – 0.20%
Clean Energy Fuels Corp.[a]	354	2,995
First Solar Inc.[a]	694	129,979

		132,974

ENGINEERING & CONSTRUCTION – 0.07%
EMCOR Group Inc.[a]	1,084	22,536
Granite Construction Inc.	527	20,790

		43,326

ENVIRONMENTAL CONTROL – 0.22%
Calgon Carbon Corp.[a]	923	15,673
Nalco Holding Co.	2,268	37,014
Stericycle Inc.[a]	1,424	67,042
Tetra Tech Inc.[a]	964	23,676

		143,405

FOOD – 3.23%
Campbell Soup Co.	3,424	88,065
Dean Foods Co.[a]	2,543	52,640
Flowers Foods Inc.	1,313	30,330
General Mills Inc.	5,427	275,095
H.J. Heinz Co.	5,232	180,085
Hain Celestial Group Inc.[a]	694	11,583
Hershey Co. (The)	2,760	99,746
J.M. Smucker Co. (The)	1,950	76,830
Kellogg Co.	4,192	176,525
Kraft Foods Inc. Class A	24,357	569,954
McCormick & Co. Inc. NVS	2,134	62,846
Safeway Inc.	7,133	140,877
SUPERVALU Inc.	3,528	57,683
Sysco Corp.	9,743	227,304
Tootsie Roll Industries Inc.	438	10,665
United Natural Foods Inc.[a]	674	15,354
Whole Foods Market Inc.	2,368	49,089

		2,124,671

Security	Shares	Value
FOREST PRODUCTS & PAPER – 0.32%
Domtar Corp.[a]	8,533	$15,530
MeadWestvaco Corp.	2,818	44,130
Rock-Tenn Co. Class A	608	22,958
Wausau Paper Corp.	831	7,255
Weyerhaeuser Co.	3,516	123,974

		213,847

GAS – 0.51%
AGL Resources Inc.	1,292	40,272
Atmos Energy Corp.	1,554	38,399
Energen Corp.	1,214	43,850
New Jersey Resources Corp.	683	22,484
Nicor Inc.	773	24,844
NiSource Inc.	4,487	49,312
Northwest Natural Gas Co.	457	18,691
Piedmont Natural Gas Co.	1,191	29,084
UGI Corp.	1,822	41,797
WGL Holdings Inc.	853	26,562

		335,295

HAND & MACHINE TOOLS – 0.26%
Baldor Electric Co.	721	16,727
Black & Decker Corp. (The)	995	40,099
Lincoln Electric Holdings Inc.	708	31,527
Snap-On Inc.	947	32,122
Stanley Works (The)	1,288	48,983

		169,458

HEALTH CARE - PRODUCTS – 7.38%
Baxter International Inc.	10,190	494,215
Beckman Coulter Inc.	1,037	54,505
Becton, Dickinson and Co.	3,969	240,045
C.R. Bard Inc.	1,651	118,261
Edwards Lifesciences Corp.[a]	915	57,993
Gen-Probe Inc.[a]	869	41,851
Henry Schein Inc.[a]	1,494	61,314
Hill-Rom Holdings Inc.	1,037	13,460
IDEXX Laboratories Inc.[a]	970	38,121
Intuitive Surgical Inc.[a]	646	92,850
Invacare Corp.	493	7,587
Johnson & Johnson	45,886	2,402,591
Medtronic Inc.	18,543	593,376
Patterson Companies Inc.[a]	1,485	30,383
St. Jude Medical Inc.[a]	5,723	191,835

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® KLD 400 SOCIAL INDEX FUND

April 30, 2009

Security	Shares	Value
Stryker Corp.	3,958	$153,214
TECHNE Corp.	632	36,163
Varian Medical Systems Inc.[a]	2,084	69,543
Zimmer Holdings Inc.[a]	3,693	162,455

		4,859,762

HEALTH CARE - SERVICES – 1.08%
Health Management Associates Inc. Class Aa	4,010	18,727
Humana Inc.[a]	2,825	81,304
Molina Healthcare Inc.[a]	242	5,239
Quest Diagnostics Inc.	2,567	131,764
UnitedHealth Group Inc.	20,184	474,728

		711,762

HOME BUILDERS – 0.22%
Centex Corp.	2,028	22,186
D.R. Horton Inc.	4,552	59,404
KB Home	1,271	22,967
Pulte Homes Inc.	3,486	40,124

		144,681

HOME FURNISHINGS – 0.11%
Harman International Industries Inc.	920	16,735
Whirlpool Corp.	1,207	54,508

		71,243

HOUSEHOLD PRODUCTS & WARES – 0.93%
Avery Dennison Corp.	1,879	54,002
Church & Dwight Co. Inc.	1,178	64,095
Clorox Co. (The)	2,308	129,363
Kimberly-Clark Corp.	6,851	336,658
Standard Register Co. (The)	242	1,263
Tupperware Brands Corp.	1,034	25,881

		611,262

HOUSEWARES – 0.10%
Newell Rubbermaid Inc.	4,576	47,819
Toro Co. (The)	624	18,957

		66,776

INSURANCE – 2.31%
Aflac Inc.	7,756	224,071
Ambac Financial Group Inc.	4,803	4,371
Chubb Corp.	5,857	228,130
CIGNA Corp.	4,488	88,458
Cincinnati Financial Corp.	2,703	64,737

Security	Shares	Value
Erie Indemnity Co. Class A	513	$18,119
Hartford Financial Services Group Inc. (The)	5,321	61,032
Lincoln National Corp.	4,329	48,658
MBIA Inc.[a]	2,810	13,291
MGIC Investment Corp.	1,993	5,102
Phoenix Companies Inc. (The)	1,907	2,975
Principal Financial Group Inc.	4,275	69,854
Progressive Corp. (The)[a]	11,241	171,762
StanCorp Financial Group Inc.	797	21,862
Travelers Companies Inc. (The)	9,686	398,482
Unum Group	5,536	90,458
Wesco Financial Corp.	23	6,875

		1,518,237

INTERNET – 0.82%
eBay Inc.[a]	17,858	294,121
Sapient Corp.[a]	1,727	8,860
Symantec Corp.[a]	13,669	235,790

		538,771

INVESTMENT COMPANIES – 0.01%
Allied Capital Corp.	2,972	7,311
Medallion Financial Corp.	165	1,216

		8,527

IRON & STEEL – 0.35%
Nucor Corp.	5,224	212,565
Schnitzer Steel Industries Inc. Class A	366	18,139

		230,704

LEISURE TIME – 0.13%
Harley-Davidson Inc.	3,833	84,939

		84,939

LODGING – 0.02%
Choice Hotels International Inc.	538	16,102

		16,102

MACHINERY – 0.88%
Cummins Inc.	3,366	114,444
Deere & Co.	7,028	289,975
Gardner Denver Inc.[a]	859	22,867
Graco Inc.	955	22,528
Kadant Inc.[a]	197	2,431
Nordson Corp.	552	20,027

64	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® KLD 400 SOCIAL INDEX FUND

April 30, 2009

Security	Shares	Value
Rockwell Automation Inc.	2,373	$74,963
Tennant Co.	275	4,089
Wabtec Corp.	796	30,359

		581,683

MANUFACTURING – 1.78%
A.O. Smith Corp.	390	12,125
CLARCOR Inc.	831	25,827
Cooper Industries Ltd. Class A	2,783	91,255
Donaldson Co. Inc.	1,305	43,052
Illinois Tool Works Inc.	6,399	209,887
Leggett & Platt Inc.	2,654	38,111
Pall Corp.	1,975	52,160
SPX Corp.	827	38,183
3M Co.	11,503	662,573

		1,173,173

MEDIA – 1.97%
Discovery Communications Inc. Class Aa	4,666	88,607
John Wiley & Sons Inc. Class A	707	23,967
Meredith Corp.	564	14,145
New York Times Co. (The) Class A	1,872	10,071
Scholastic Corp.	452	8,918
Time Warner Inc.	19,853	433,391
Walt Disney Co. (The)	30,774	673,951
Washington Post Co. (The) Class B	102	42,696

		1,295,746

METAL FABRICATE & HARDWARE – 0.02%
Worthington Industries Inc.	998	14,870

		14,870

OFFICE & BUSINESS EQUIPMENT – 0.26%
Pitney Bowes Inc.	3,393	83,264
Xerox Corp.	14,451	88,296

		171,560

OFFICE FURNISHINGS – 0.06%
Herman Miller Inc.	907	13,487
HNI Corp.	691	10,711
Interface Inc. Class A	957	5,541
Knoll Inc.	783	5,544
Steelcase Inc. Class A	1,046	4,738

		40,021

Security	Shares	Value
OIL & GAS – 3.96%
Apache Corp.	5,545	$404,009
Chesapeake Energy Corp.	9,350	184,289
Devon Energy Corp.	7,363	381,772
EOG Resources Inc.	4,153	263,632
EQT Corp.	2,177	73,213
Helmerich & Payne Inc.	1,745	53,781
Hess Corp.	4,702	257,623
Newfield Exploration Co.[a]	2,189	68,253
Noble Energy Inc.	2,874	163,100
Pioneer Natural Resources Co.	1,947	45,015
Quicksilver Resources Inc.[a]	1,833	14,902
Southwestern Energy Co.[a]	5,713	204,868
Sunoco Inc.	1,945	51,562
Ultra Petroleum Corp.[a]	2,520	107,856
XTO Energy Inc.	9,608	333,013

		2,606,888

OIL & GAS SERVICES – 0.60%
Cameron International Corp.[a]	3,610	92,344
National Oilwell Varco Inc.[a]	6,944	210,264
Smith International Inc.	3,651	94,378

		396,986

PACKAGING & CONTAINERS – 0.20%
Bemis Co. Inc.	1,640	39,426
Sealed Air Corp.	2,599	49,537
Sonoco Products Co.	1,623	39,617

		128,580

PHARMACEUTICALS – 3.18%
Allergan Inc.	5,116	238,713
Amylin Pharmaceuticals Inc.[a]	1,963	21,475
Endo Pharmaceuticals Holdings Inc.[a]	1,974	32,650
Forest Laboratories Inc.[a]	5,014	108,754
Gilead Sciences Inc.[a]	15,105	691,809
King Pharmaceuticals Inc.[a]	4,017	31,654
Merck & Co. Inc.	34,995	848,279
Mylan Inc.[a]	5,071	67,191
Watson Pharmaceuticals Inc.[a]	1,754	54,269

		2,094,794

PIPELINES – 0.64%
National Fuel Gas Co.	1,310	42,850
Questar Corp.	2,886	85,772

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® KLD 400 SOCIAL INDEX FUND

April 30, 2009

Security	Shares	Value
Spectra Energy Corp.	10,701	$155,165
Williams Companies Inc. (The)	9,629	135,769

		419,556

REAL ESTATE – 0.13%
Brookfield Properties Corp.	3,392	25,338
CB Richard Ellis Group Inc. Class Aa	3,841	28,808
Forest City Enterprises Inc. Class A	1,204	10,150
Jones Lang LaSalle Inc.	589	19,007

		83,303

REAL ESTATE INVESTMENT TRUSTS – 0.23%
Liberty Property Trust	1,678	40,843
ProLogis	6,961	63,415
Regency Centers Corp.	1,306	48,910

		153,168

RETAIL – 9.74%
AutoZone Inc.[a]	628	104,493
Bed Bath & Beyond Inc.[a]	4,321	131,445
Best Buy Co. Inc.	5,623	215,811
CarMax Inc.[a]	3,675	46,893
Charming Shoppes Inc.[a]	1,812	6,324
Costco Wholesale Corp.	7,185	349,191
CVS Caremark Corp.	24,141	767,201
Darden Restaurants Inc.	2,284	84,439
Family Dollar Stores Inc.	2,304	76,470
Foot Locker Inc.	2,515	29,903
Gap Inc. (The)	7,778	120,870
Home Depot Inc. (The)	28,121	740,145
J.C. Penney Co. Inc.	3,714	113,983
Kohl’s Corp.[a]	5,070	229,925
Limited Brands Inc.	4,416	50,431
Lowe’s Companies Inc.	24,299	522,429
McDonald’s Corp.	18,465	984,000
Men’s Wearhouse Inc. (The)	866	16,142
Nordstrom Inc.	2,627	59,449
Nu Skin Enterprises Inc. Class A	776	9,948
Office Depot Inc.[a]	4,554	11,795
Pep Boys - Manny, Moe & Jack (The)	667	4,936
RadioShack Corp.	2,154	30,328
Staples Inc.	11,870	244,759
Starbucks Corp.[a]	12,238	176,961
Target Corp.	12,481	514,966
Tiffany & Co.	2,030	58,748

Security	Shares	Value
TJX Companies Inc. (The)	6,927	$193,748
Walgreen Co.	16,351	513,912

		6,409,645

SAVINGS & LOANS – 0.17%
NewAlliance Bancshares Inc.	1,729	22,321
People’s United Financial Inc.	5,796	90,534

		112,855

SEMICONDUCTORS – 3.98%
Advanced Micro Devices Inc.[a]	9,198	33,205
Analog Devices Inc.	4,858	103,378
Applied Materials Inc.	22,104	269,890
Cree Inc.[a]	1,447	39,633
Entegris Inc.[a]	1,827	2,704
Intel Corp.	92,279	1,456,163
Lam Research Corp.[a]	2,096	58,436
LSI Corp.[a]	10,959	42,083
Micron Technology Inc.[a]	13,688	66,797
National Semiconductor Corp.	3,172	39,238
Novellus Systems Inc.[a]	1,574	28,426
Texas Instruments Inc.	21,213	383,107
Xilinx Inc.	4,578	93,574

		2,616,634

SOFTWARE – 5.82%
Adobe Systems Inc.[a]	8,714	238,328
Advent Software Inc.[a]	252	8,376
Autodesk Inc.[a]	3,723	74,237
Automatic Data Processing Inc.	8,396	295,539
BMC Software Inc.[a]	3,072	106,506
Cerner Corp.[a]	1,104	59,395
Compuware Corp.[a]	4,199	31,409
Electronic Arts Inc.[a]	5,369	109,259
IMS Health Inc.	3,010	37,806
Microsoft Corp.	126,849	2,569,961
Novell Inc.[a]	5,592	21,026
Paychex Inc.	5,343	144,314
Red Hat Inc.[a]	3,194	55,160
Salesforce.com Inc.[a]	1,773	75,902

		3,827,218

TELECOMMUNICATIONS – 8.11%
Adaptec Inc.[a]	2,114	6,046
ADC Telecommunications Inc.[a]	1,748	12,865

66	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® KLD 400 SOCIAL INDEX FUND

April 30, 2009

Security	Shares	Value
Cisco Systems Inc.[a]	96,841	$1,870,968
Corning Inc.	25,758	376,582
Frontier Communications Corp.	5,124	36,432
Leap Wireless International Inc.[a]	911	32,860
Plantronics Inc.	773	9,848
Polycom Inc.[a]	1,352	25,201
QUALCOMM Inc.	27,355	1,157,664
Sprint Nextel Corp.[a]	47,576	207,431
Telephone and Data Systems Inc.	1,684	48,280
Tellabs Inc.[a]	6,568	34,416
3Com Corp.[a]	6,489	26,280
Verizon Communications Inc.	47,128	1,429,864
Windstream Corp.	7,403	61,445

		5,336,182

TOYS, GAMES & HOBBIES – 0.14%
Mattel Inc.	5,996	89,700

		89,700

TRANSPORTATION – 2.74%
Arkansas Best Corp.	397	9,163
CSX Corp.	6,642	196,537
Expeditors International Washington Inc.	3,528	122,457
FedEx Corp.	5,178	289,761
Genesee & Wyoming Inc. Class Aa	584	17,520
J.B. Hunt Transport Services Inc.	1,338	37,625
Kansas City Southern Industries Inc.[a]	1,473	22,463
Norfolk Southern Corp.	6,094	217,434
Ryder System Inc.	915	25,336
United Parcel Service Inc. Class B	16,526	864,971

		1,803,267

TRUCKING & LEASING – 0.04%
GATX Corp.	814	24,510

		24,510

TOTAL COMMON STOCKS (Cost: $85,325,199)		65,686,588

Security	Shares	Value

SHORT-TERM INVESTMENTS – 0.11%

MONEY MARKET FUNDS – 0.11%
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[b,c]	72,457	$72,457

		72,457

TOTAL SHORT-TERM INVESTMENTS (Cost: $72,457)		72,457

TOTAL INVESTMENTS IN SECURITIES – 99.92%
(Cost: $85,397,656)		65,759,045

Other Assets, Less Liabilities – 0.08%		54,964

NET ASSETS – 100.00%		$65,814,009

NVS	– Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	67

Schedule of Investments

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.91%

REITs - APARTMENTS – 17.92%
Apartment Investment and Management Co. Class Aa	1,362,117	$9,943,454
AvalonBay Communities Inc.[a]	894,703	50,828,077
BRE Properties Inc. Class A	594,371	14,603,695
Camden Property Trust	619,350	16,802,966
Equity Residential	3,155,312	72,225,092
Essex Property Trust Inc.[a]	311,405	19,771,103
UDR Inc.[a]	1,715,967	17,279,788

		201,454,175
REITs - DIVERSIFIED – 15.33%
Cousins Properties Inc.[a]	505,979	4,275,523
Digital Realty Trust Inc.[a]	847,251	30,509,509
Duke Realty Corp.	2,484,990	24,278,352
Liberty Property Trust	1,140,045	27,748,695
Vornado Realty Trust[a]	1,750,166	85,565,616

		172,377,695
REITs - HEALTH CARE – 14.17%
HCP Inc.	2,930,749	64,329,941
Health Care REIT Inc.[a]	1,264,348	43,076,336
Ventas Inc.[a]	1,811,807	51,890,153

		159,296,430
REITs - HOTELS – 4.15%
Host Hotels & Resorts Inc.	6,064,019	46,632,306

		46,632,306
REITs - OFFICE PROPERTY – 11.58%
Alexandria Real Estate Equities Inc.[a]	457,788	16,700,106
Boston Properties Inc.	1,401,311	69,252,790
Douglas Emmett Inc.	1,244,200	11,906,994
Mack-Cali Realty Corp.	765,629	20,564,795
SL Green Realty Corp.[a]	664,034	11,726,840

		130,151,525
REITs - REGIONAL MALLS – 10.59%
Macerich Co. (The)[a]	885,684	15,526,041
Simon Property Group Inc.	2,007,445	103,584,162

		119,110,203

Security	Shares	Value
REITs - SHOPPING CENTERS – 11.92%
Federal Realty Investment Trust[a]	684,516	$37,785,283
Kimco Realty Corp.	3,619,062	43,501,125
Regency Centers Corp.	913,678	34,217,241
Weingarten Realty Investors[a]	1,190,484	18,500,121

		134,003,770
REITs - STORAGE – 7.55%
Public Storage	1,270,019	84,913,470

		84,913,470
REITs - WAREHOUSE/INDUSTRIAL – 6.70%
AMB Property Corp.	1,621,785	30,959,876
ProLogis[a]	4,870,163	44,367,185

		75,327,061

TOTAL COMMON STOCKS (Cost: $2,312,747,635)		1,123,266,635

SHORT-TERM INVESTMENTS – 19.64%

MONEY MARKET FUNDS – 19.64%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[b,c,d]	189,553,897	189,553,897
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[b,c,d]	29,624,612	29,624,612
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[b,c]	1,579,467	1,579,467

		220,757,976

TOTAL SHORT-TERM INVESTMENTS (Cost: $220,757,976)		220,757,976

68	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

April 30, 2009

Value
TOTAL INVESTMENTS IN SECURITIES – 119.55% (Cost: $2,533,505,611)	$1,344,024,611

Other Assets, Less Liabilities – (19.55)%	(219,812,701)

NET ASSETS – 100.00%	$1,124,211,910

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	69

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2009

	iShares Dow Jones U.S.
	Basic Materials Sector Index Fund	Consumer Goods Sector Index Fund	Consumer Services Sector Index Fund	Financial Sector Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$665,867,966	$423,925,291	$263,955,423	$962,356,247
Affiliated issuers (Note 2)	8,523,841	3,647,912	5,424,333	20,348,167

Total cost of investments	$674,391,807	$427,573,203	$269,379,756	$982,704,414

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$401,332,365	$307,577,706	$177,968,365	$503,266,953
Affiliated issuers (Note 2)	8,523,841	3,647,912	5,424,333	20,348,167

Total fair value of investments	409,856,206	311,225,618	183,392,698	523,615,120
Receivables:
Investment securities sold	–	5,165	–	14,674
Dividends and interest	344,435	680,973	86,497	848,304
Capital shares sold	35,945	–	7,448	29,684

Total Assets	410,236,586	311,911,756	183,486,643	524,507,782

LIABILITIES
Payables:
Securities related to in-kind transactions (Note 4)	–	5,165	–	–
Collateral for securities on loan (Note 5)	7,960,936	3,460,933	5,261,007	20,031,663
Capital shares redeemed	–	–	–	118,103
Investment advisory fees (Note 2)	162,385	122,307	63,213	200,203

Total Liabilities	8,123,321	3,588,405	5,324,220	20,349,969

NET ASSETS	$402,113,265	$308,323,351	$178,162,423	$504,157,813

Net assets consist of:
Paid-in capital	$694,667,407	$450,816,292	$279,642,242	$1,087,534,608
Undistributed net investment income	636,331	658,972	139,925	9,031
Accumulated net realized loss	(28,654,872)	(26,804,328)	(15,632,686)	(124,296,532)
Net unrealized depreciation	(264,535,601)	(116,347,585)	(85,987,058)	(459,089,294)

NET ASSETS	$402,113,265	$308,323,351	$178,162,423	$504,157,813

Shares outstanding[b]	9,700,000	7,000,000	4,000,000	12,750,000

Net asset value per share	$41.45	$44.05	$44.54	$39.54

[a]	Securities on loan with values of $7,841,493, $3,435,446, $5,250,911 and $18,286,157, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

70	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2009

	iShares Dow Jones U.S.			iShares KLD
	Industrial Sector Index Fund	Financial Services Index Fund	Real Estate Index Fund	Select SocialSM Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$368,158,517	$497,677,207	$2,498,737,159	$122,440,077
Affiliated issuers (Note 2)	2,772,445	14,209,360	213,233,413	676,787

Total cost of investments	$370,930,962	$511,886,567	$2,711,970,572	$123,116,864

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$213,541,983	$316,269,363	$1,718,074,150	$94,735,281
Affiliated issuers (Note 2)	2,772,445	14,209,360	213,233,413	676,787

Total fair value of investments	216,314,428	330,478,723	1,931,307,563	95,412,068
Receivables:
Investment securities sold	–	–	321,169	–
Dividends and interest	248,252	539,980	2,111,319	164,889
Capital shares sold	10,807	–	1,126,624	–

Total Assets	216,573,487	331,018,703	1,934,866,675	95,576,957

LIABILITIES
Payables:
Investment securities purchased	–	–	1,793,349	–
Collateral for securities on loan (Note 5)	2,638,436	13,754,517	210,110,094	633,446
Capital shares redeemed	4,349	38,709	1,292,246	–
Investment advisory fees (Note 2)	77,653	113,100	589,718	37,464

Total Liabilities	2,720,438	13,906,326	213,785,407	670,910

NET ASSETS	$213,853,049	$317,112,377	$1,721,081,268	$94,906,047

Net assets consist of:
Paid-in capital	$382,990,927	$589,511,503	$2,662,882,592	$142,594,964
Undistributed net investment income	230,589	611,505	–	143,092
Accumulated net realized loss	(14,751,933)	(91,602,787)	(161,138,315)	(20,127,213)
Net unrealized depreciation	(154,616,534)	(181,407,844)	(780,663,009)	(27,704,796)

NET ASSETS	$213,853,049	$317,112,377	$1,721,081,268	$94,906,047

Shares outstanding[b]	5,200,000	7,650,000	51,950,000	2,500,000

Net asset value per share	$41.13	$41.45	$33.13	$37.96

[a]	Securities on loan with values of $2,549,271, $13,277,475, $205,715,242 and $631,491, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2009

	iShares KLD	iShares Cohen & Steers
	400 Social Index Fund	Realty Majors Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$85,325,199	$2,312,747,635
Affiliated issuers (Note 2)	72,457	220,757,976

Total cost of investments	$85,397,656	$2,533,505,611

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$65,686,588	$1,123,266,635
Affiliated issuers (Note 2)	72,457	220,757,976

Total fair value of investments	65,759,045	1,344,024,611
Receivables:
Investment securities sold	–	10,173,410
Dividends and interest	86,099	190,189
Capital shares sold	–	169,373

Total Assets	65,845,144	1,354,557,583

LIABILITIES
Payables:
Investment securities purchased	5,374	10,705,930
Collateral for securities on loan (Note 5)	–	219,178,509
Capital shares redeemed	–	169,810
Investment advisory fees (Note 2)	25,761	291,424

Total Liabilities	31,135	230,345,673

NET ASSETS	$65,814,009	$1,124,211,910

Net assets consist of:
Paid-in capital	$91,344,935	$2,741,621,964
Undistributed net investment income	76,221	–
Accumulated net realized loss	(5,968,536)	(427,929,054)
Net unrealized depreciation	(19,638,611)	(1,189,481,000)

NET ASSETS	$65,814,009	$1,124,211,910

Shares outstanding[b]	2,000,000	30,200,000

Net asset value per share	$32.91	$37.23

[a]	Securities on loan with values of $— and $210,982,195, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

72	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2009

	iShares Dow Jones U.S.
	Basic Materials Sector Index Fund	Consumer Goods Sector Index Fund	Consumer Services Sector Index Fund	Financial Sector Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$11,429,774	$10,308,332	$2,556,864	$22,399,132
Interest from affiliated issuers (Note 2)	9,873	4,106	2,598	8,969
Securities lending income from affiliated issuers (Note 2)	46,872	271,861	125,485	612,119

Total investment income	11,486,519	10,584,299	2,684,947	23,020,220

EXPENSES
Investment advisory fees (Note 2)	2,348,098	1,603,003	764,964	2,846,733

Total expenses	2,348,098	1,603,003	764,964	2,846,733

Net investment income	9,138,421	8,981,296	1,919,983	20,173,487

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(49,066,866)	(17,067,972)	(12,376,987)	(181,814,788)
In-kind redemptions	83,147,543	8,786,854	(3,665,244)	95,280,806

Net realized gain (loss)	34,080,677	(8,281,118)	(16,042,231)	(86,533,982)

Net change in unrealized appreciation (depreciation)	(349,797,386)	(111,633,689)	(31,561,200)	(334,207,024)

Net realized and unrealized loss	(315,716,709)	(119,914,807)	(47,603,431)	(420,741,006)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(306,578,288)	$(110,933,511)	$(45,683,448)	$(400,567,519)

[a]	Net of foreign withholding tax of $—, $—, $— and $9,304, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2009

	iShares Dow Jones U.S.			iShares KLD
	Industrial Sector Index Fund	Financial Services Index Fund	Real Estate Index Fund	Select SocialSM Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$7,724,882	$10,945,402	$84,065,041	$2,655,374
Interest from affiliated issuers (Note 2)	3,895	4,058	32,317	1,452
Securities lending income from affiliated issuers (Note 2)	68,145	374,347	1,970,468	24,777

Total investment income	7,796,922	11,323,807	86,067,826	2,681,603

EXPENSES
Investment advisory fees (Note 2)	1,430,363	1,345,549	8,221,233	520,298

Total expenses	1,430,363	1,345,549	8,221,233	520,298

Net investment income	6,366,559	9,978,258	77,846,593	2,161,305

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(12,003,351)	(116,222,920)	(545,837,653)	(17,374,921)
In-kind redemptions	(15,938,186)	(4,504,329)	(142,943,403)	238,061

Net realized loss	(27,941,537)	(120,727,249)	(688,781,056)	(17,136,860)

Net change in unrealized appreciation (depreciation)	(156,077,096)	(110,653,517)	(484,947,263)	(27,156,091)

Net realized and unrealized loss	(184,018,633)	(231,380,766)	(1,173,728,319)	(44,292,951)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(177,652,074)	$(221,402,508)	$(1,095,881,726)	$(42,131,646)

[a]	Net of foreign withholding tax of $—, $1,718, $144,137 and $—, respectively.

See notes to financial statements.

74	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2009

	iShares KLD	iShares Cohen & Steers
	400 Social Index Fund	Realty Majors Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$1,351,473	$70,254,108
Interest from affiliated issuers (Note 2)	707	38,329
Securities lending income from affiliated issuers (Note 2)	–	1,395,388

Total investment income	1,352,180	71,687,825

EXPENSES
Investment advisory fees (Note 2)	294,083	6,219,810

Total expenses	294,083	6,219,810

Net investment income	1,058,097	65,468,015

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(5,925,624)	(585,029,993)
In-kind redemptions	425,586	(67,859,703)

Net realized loss	(5,500,038)	(652,889,696)

Net change in unrealized appreciation (depreciation)	(16,815,649)	(925,068,227)

Net realized and unrealized loss	(22,315,687)	(1,577,957,923)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,257,590)	$(1,512,489,908)

[a]	Net of foreign withholding tax of $231 and $—, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. Basic Materials Sector Index Fund		iShares Dow Jones U.S. Consumer Goods Sector Index Fund
	Year ended April 30, 2009	Year ended April 30, 2008	Year ended April 30, 2009	Year ended April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,138,421	$10,383,496	$8,981,296	$6,187,292
Net realized gain (loss)	34,080,677	85,609,130	(8,281,118)	26,004,325
Net change in unrealized appreciation (depreciation)	(349,797,386)	35,253,557	(111,633,689)	(39,652,992)

Net increase (decrease) in net assets resulting from operations	(306,578,288)	131,246,183	(110,933,511)	(7,461,375)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,826,249)	(9,778,850)	(8,391,588)	(6,960,687)

Total distributions to shareholders	(9,826,249)	(9,778,850)	(8,391,588)	(6,960,687)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	887,695,996	529,588,400	205,103,973	151,343,250
Cost of shares redeemed	(1,020,431,892)	(433,216,357)	(124,278,311)	(154,304,894)

Net increase (decrease) in net assets from capital share transactions	(132,735,896)	96,372,043	80,825,662	(2,961,644)

INCREASE (DECREASE) IN NET ASSETS	(449,140,433)	217,839,376	(38,499,437)	(17,383,706)

NET ASSETS
Beginning of year	851,253,698	633,414,322	346,822,788	364,206,494

End of year	$402,113,265	$851,253,698	$308,323,351	$346,822,788

Undistributed net investment income included in net assets at end of year	$636,331	$1,324,159	$658,972	$69,264

SHARES ISSUED AND REDEEMED
Shares sold	21,150,000	7,250,000	3,700,000	2,450,000
Shares redeemed	(22,100,000)	(6,150,000)	(2,450,000)	(2,500,000)

Net increase (decrease) in shares outstanding	(950,000)	1,100,000	1,250,000	(50,000)

See notes to financial statements.

76	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Consumer Services Sector Index Fund		iShares Dow Jones U.S. Financial Sector Index Fund
	Year ended April 30, 2009	Year ended April 30, 2008	Year ended April 30, 2009	Year ended April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,919,983	$1,636,032	$20,173,487	$12,710,191
Net realized gain (loss)	(16,042,231)	12,107,878	(86,533,982)	35,614,191
Net change in unrealized appreciation (depreciation)	(31,561,200)	(49,600,179)	(334,207,024)	(168,467,865)

Net decrease in net assets resulting from operations	(45,683,448)	(35,856,269)	(400,567,519)	(120,143,483)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,818,124)	(2,300,946)	(21,560,024)	(11,388,890)

Total distributions to shareholders	(1,818,124)	(2,300,946)	(21,560,024)	(11,388,890)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	181,272,336	313,101,974	3,070,202,816	1,447,823,835
Cost of shares redeemed	(159,787,535)	(397,700,190)	(2,816,467,155)	(1,122,179,275)

Net increase (decrease) in net assets from capital share transactions	21,484,801	(84,598,216)	253,735,661	325,644,560

INCREASE (DECREASE) IN NET ASSETS	(26,016,771)	(122,755,431)	(168,391,882)	194,112,187

NET ASSETS
Beginning of year	204,179,194	326,934,625	672,549,695	478,437,508

End of year	$178,162,423	$204,179,194	$504,157,813	$672,549,695

Undistributed net investment income included in net assets at end of year	$139,925	$38,066	$9,031	$1,352,787

SHARES ISSUED AND REDEEMED
Shares sold	4,050,000	4,800,000	67,350,000	15,250,000
Shares redeemed	(3,450,000)	(6,100,000)	(62,350,000)	(11,550,000)

Net increase (decrease) in shares outstanding	600,000	(1,300,000)	5,000,000	3,700,000

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Industrial Sector Index Fund		iShares Dow Jones U.S. Financial Services Index Fund
	Year ended April 30, 2009	Year ended April 30, 2008	Year ended April 30, 2009	Year ended April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,366,559	$4,435,777	$9,978,258	$7,354,638
Net realized gain (loss)	(27,941,537)	39,479,523	(120,727,249)	(198,005)
Net change in unrealized appreciation (depreciation)	(156,077,096)	(40,619,596)	(110,653,517)	(78,347,083)

Net increase (decrease) in net assets resulting from operations	(177,652,074)	3,295,704	(221,402,508)	(71,190,450)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,217,500)	(4,409,744)	(10,086,350)	(7,052,323)

Total distributions to shareholders	(6,217,500)	(4,409,744)	(10,086,350)	(7,052,323)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	55,891,162	259,397,785	586,566,779	422,478,573
Cost of shares redeemed	(77,554,133)	(147,007,377)	(371,994,672)	(295,539,367)

Net increase (decrease) in net assets from capital share transactions	(21,662,971)	112,390,408	214,572,107	126,939,206

INCREASE (DECREASE) IN NET ASSETS	(205,532,545)	111,276,368	(16,916,751)	48,696,433

NET ASSETS
Beginning of year	419,385,594	308,109,226	334,029,128	285,332,695

End of year	$213,853,049	$419,385,594	$317,112,377	$334,029,128

Undistributed net investment income included in net assets at end of year	$230,589	$81,530	$611,505	$719,694

SHARES ISSUED AND REDEEMED
Shares sold	1,100,000	3,600,000	11,600,000	4,050,000
Shares redeemed	(1,850,000)	(2,050,000)	(7,550,000)	(2,600,000)

Net increase (decrease) in shares outstanding	(750,000)	1,550,000	4,050,000	1,450,000

See notes to financial statements.

78	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Real Estate Index Fund		iShares KLD Select SocialSM Index Fund
	Year ended April 30, 2009	Year ended April 30, 2008	Year ended April 30, 2009	Year ended April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$77,846,593	$46,412,253	$2,161,305	$1,596,723
Net realized gain (loss)	(688,781,056)	(139,938,790)	(17,136,860)	704,048
Net change in unrealized appreciation (depreciation)	(484,947,263)	(196,120,115)	(27,156,091)	(9,077,959)

Net decrease in net assets resulting from operations	(1,095,881,726)	(289,646,652)	(42,131,646)	(6,777,188)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(132,744,085)	(45,642,704)	(2,126,833)	(1,571,682)
Return of capital	–	(30,262,726)	–	–

Total distributions to shareholders	(132,744,085)	(75,905,430)	(2,126,833)	(1,571,682)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	19,741,554,245	17,825,080,846	22,108,070	52,383,491
Cost of shares redeemed	(18,851,956,953)	(17,214,954,314)	(3,504,505)	(15,429,318)

Net increase in net assets from capital share transactions	889,597,292	610,126,532	18,603,565	36,954,173

INCREASE (DECREASE) IN NET ASSETS	(339,028,519)	244,574,450	(25,654,914)	28,605,303

NET ASSETS
Beginning of year	2,060,109,787	1,815,535,337	120,560,961	91,955,658

End of year	$1,721,081,268	$2,060,109,787	$94,906,047	$120,560,961

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$–	$(1,729,481)	$143,092	$108,620

SHARES ISSUED AND REDEEMED
Shares sold	505,700,000	248,150,000	500,000	850,000
Shares redeemed	(483,650,000)	(239,450,000)	(100,000)	(250,000)

Net increase in shares outstanding	22,050,000	8,700,000	400,000	600,000

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares KLD 400 Social Index Fund		iShares Cohen & Steers Realty Majors Index Fund
	Year ended April 30, 2009	Year ended April 30, 2008	Year ended April 30, 2009	Year ended April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,058,097	$541,353	$65,468,015	$55,340,913
Net realized gain (loss)	(5,500,038)	251,397	(652,889,696)	119,612,299
Net change in unrealized appreciation (depreciation)	(16,815,649)	(3,885,594)	(925,068,227)	(567,325,137)

Net decrease in net assets resulting from operations	(21,257,590)	(3,092,844)	(1,512,489,908)	(392,371,925)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,063,887)	(501,038)	(104,719,377)	(55,453,617)
From net realized gain	–	–	–	(12,747,081)
Return of capital	–	–	–	(18,315,534)

Total distributions to shareholders	(1,063,887)	(501,038)	(104,719,377)	(86,516,232)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	34,610,777	43,698,571	1,184,430,585	1,344,650,988
Cost of shares redeemed	(4,925,975)	(8,111,970)	(986,018,491)	(1,293,290,436)

Net increase in net assets from capital share transactions	29,684,802	35,586,601	198,412,094	51,360,552

INCREASE (DECREASE) IN NET ASSETS	7,363,325	31,992,719	(1,418,797,191)	(427,527,605)

NET ASSETS
Beginning of year	58,450,684	26,457,965	2,543,009,101	2,970,536,706

End of year	$65,814,009	$58,450,684	$1,124,211,910	$2,543,009,101

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$76,221	$82,011	$–	$(3,787,123)

SHARES ISSUED AND REDEEMED
Shares sold	950,000	850,000	20,000,000	15,550,000
Shares redeemed	(150,000)	(150,000)	(19,600,000)	(14,550,000)

Net increase in shares outstanding	800,000	700,000	400,000	1,000,000

See notes to financial statements.

80	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Basic Materials Sector Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005

Net asset value, beginning of year	$79.93	$66.33	$58.81	$47.18	$42.25

Income from investment operations:
Net investment income	1.03 [a]	1.09 [a]	1.16 [a]	0.94	0.72
Net realized and unrealized gain (loss)[b]	(38.35)	13.57	7.53	11.63	4.94

Total from investment operations	(37.32)	14.66	8.69	12.57	5.66

Less distributions from:
Net investment income	(1.16)	(1.06)	(1.17)	(0.94)	(0.73)

Total distributions	(1.16)	(1.06)	(1.17)	(0.94)	(0.73)

Net asset value, end of year	$41.45	$79.93	$66.33	$58.81	$47.18

Total return	(46.86)%	22.24%	15.10%	26.99%	13.41%

Ratios/Supplemental data:
Net assets, end of year (000s)	$402,113	$851,254	$633,414	$502,815	$412,854
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	1.85%	1.49%	2.00%	1.83%	1.53%
Portfolio turnover rate[c]	15%	4%	13%	6%	6%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Consumer Goods Sector Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005

Net asset value, beginning of year	$60.32	$62.79	$54.33	$51.35	$52.17

Income from investment operations:
Net investment income	1.32 [a]	1.09 [a]	1.23 [a]	0.91	0.76
Net realized and unrealized gain (loss)[b]	(16.40)	(2.36)	8.40	2.97	(0.82)

Total from investment operations	(15.08)	(1.27)	9.63	3.88	(0.06)

Less distributions from:
Net investment income	(1.19)	(1.20)	(1.17)	(0.90)	(0.76)

Total distributions	(1.19)	(1.20)	(1.17)	(0.90)	(0.76)

Net asset value, end of year	$44.05	$60.32	$62.79	$54.33	$51.35

Total return	(25.16)%	(2.07)%	17.93%	7.59%	(0.09)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$308,323	$346,823	$364,206	$344,986	$421,104
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	2.67%	1.75%	2.13%	1.71%	1.54%
Portfolio turnover rate[c]	10%	5%	5%	6%	9%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

82	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Consumer Services Sector Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005

Net asset value, beginning of year	$60.05	$69.56	$61.61	$55.82	$55.54

Income from investment operations:
Net investment income	0.57 [a]	0.44 [a]	0.35 [a]	0.16	0.15
Net realized and unrealized gain (loss)[b]	(15.50)	(9.29)	7.98	5.79	0.29

Total from investment operations	(14.93)	(8.85)	8.33	5.95	0.44

Less distributions from:
Net investment income	(0.58)	(0.66)	(0.38)	(0.16)	(0.15)
Return of capital	–	–	–	(0.00)[c]	(0.01)

Total distributions	(0.58)	(0.66)	(0.38)	(0.16)	(0.16)

Net asset value, end of year	$44.54	$60.05	$69.56	$61.61	$55.82

Total return	(24.85)%	(12.77)%	13.56%	10.66%	0.79%

Ratios/Supplemental data:
Net assets, end of year (000s)	$178,162	$204,179	$326,935	$255,664	$251,212
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	1.19%	0.67%	0.54%	0.26%	0.25%
Portfolio turnover rate[d]	6%	6%	7%	6%	13%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Financial Sector Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005

Net asset value, beginning of year	$86.78	$118.13	$108.56	$90.88	$87.48

Income from investment operations:
Net investment income	1.68 [a]	2.52 [a]	2.23 [a]	2.17	1.95
Net realized and unrealized gain (loss)[b]	(46.95)	(31.52)	9.78	17.57	3.22

Total from investment operations	(45.27)	(29.00)	12.01	19.74	5.17

Less distributions from:
Net investment income	(1.97)	(2.35)	(2.38)	(2.06)	(1.77)
Return of capital	–	–	(0.06)	–	–

Total distributions	(1.97)	(2.35)	(2.44)	(2.06)	(1.77)

Net asset value, end of year	$39.54	$86.78	$118.13	$108.56	$90.88

Total return	(52.67)%	(24.81)%	11.20%	21.96%	5.89%

Ratios/Supplemental data:
Net assets, end of year (000s)	$504,158	$672,550	$478,438	$396,237	$299,907
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	3.37%	2.54%	1.98%	2.26%	2.23%
Portfolio turnover rate[c]	15%	6%	10%	6%	7%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

84	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Industrial Sector Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005

Net asset value, beginning of year	$70.48	$70.02	$64.29	$53.22	$48.43

Income from investment operations:
Net investment income	1.09 [a]	0.89 [a]	0.77 [a]	0.62	0.49
Net realized and unrealized gain (loss)[b]	(29.35)	0.47	5.73	11.07	4.79

Total from investment operations	(28.26)	1.36	6.50	11.69	5.28

Less distributions from:
Net investment income	(1.09)	(0.90)	(0.77)	(0.62)	(0.49)

Total distributions	(1.09)	(0.90)	(0.77)	(0.62)	(0.49)

Net asset value, end of year	$41.13	$70.48	$70.02	$64.29	$53.22

Total return	(40.24)%	1.91%	10.24%	22.07%	10.90%

Ratios/Supplemental data:
Net assets, end of year (000s)	$213,853	$419,386	$308,109	$286,076	$236,838
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	2.11%	1.24%	1.22%	1.06%	0.97%
Portfolio turnover rate[c]	6%	4%	4%	7%	5%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Financial Services Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005

Net asset value, beginning of year	$92.79	$132.71	$124.37	$104.92	$100.61

Income from investment operations:
Net investment income	1.93 [a]	3.14 [a]	2.74 [a]	2.57 [a]	2.22
Net realized and unrealized gain (loss)[b]	(51.27)	(40.34)	8.23	19.39	4.25

Total from investment operations	(49.34)	(37.20)	10.97	21.96	6.47

Less distributions from:
Net investment income	(2.00)	(2.72)	(2.63)	(2.51)	(2.16)

Total distributions	(2.00)	(2.72)	(2.63)	(2.51)	(2.16)

Net asset value, end of year	$41.45	$92.79	$132.71	$124.37	$104.92

Total return	(53.73)%	(28.37)%	8.93%	21.21%	6.44%

Ratios/Supplemental data:
Net assets, end of year (000s)	$317,112	$334,029	$285,333	$211,433	$141,645
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	3.53%	2.88%	2.15%	2.29%	2.20%
Portfolio turnover rate[c]	19%	9%	9%	9%	7%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

86	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Real Estate Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005

Net asset value, beginning of year	$68.90	$85.64	$71.05	$59.42	$46.57

Income from investment operations:
Net investment income[a]	1.94	1.95	1.87	2.58	2.56
Net realized and unrealized gain (loss)[b]	(34.81)	(15.72)	15.84	11.66	12.85

Total from investment operations	(32.87)	(13.77)	17.71	14.24	15.41

Less distributions from:
Net investment income	(2.90)	(1.79)	(1.44)	(1.56)	(1.77)
Net realized gain	–	–	(0.12)	(0.44)	–
Return of capital	–	(1.18)	(1.56)	(0.61)	(0.79)

Total distributions	(2.90)	(2.97)	(3.12)	(2.61)	(2.56)

Net asset value, end of year	$33.13	$68.90	$85.64	$71.05	$59.42

Total return	(48.42)%	(16.16)%	25.35%	24.42%	33.62%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,721,081	$2,060,110	$1,815,535	$1,236,258	$736,783
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	4.50%	2.75%	2.33%	3.92%	4.56%
Portfolio turnover rate[c]	20%	7%	29%	19%	16%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares KLD Select SocialSM Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jan. 24, 2005[a] to Apr. 30, 2005

Net asset value, beginning of period	$57.41	$61.30	$55.31	$49.02	$49.69

Income from investment operations:
Net investment income	0.92 [b]	0.85 [b]	0.75 [b]	0.67	0.18
Net realized and unrealized gain (loss)[c]	(19.47)	(3.92)	6.12	6.26	(0.71)

Total from investment operations	(18.55)	(3.07)	6.87	6.93	(0.53)

Less distributions from:
Net investment income	(0.90)	(0.82)	(0.88)	(0.64)	(0.14)

Total distributions	(0.90)	(0.82)	(0.88)	(0.64)	(0.14)

Net asset value, end of period	$37.96	$57.41	$61.30	$55.31	$49.02

Total return	(32.47)%	(5.08)%	12.58%	14.20%	(1.07)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$94,906	$120,561	$91,956	$129,975	$41,669
Ratio of expenses to average net assets[e]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets[e]	2.08%	1.41%	1.34%	1.32%	1.16%
Portfolio turnover rate[f]	52%	29%	46%	46%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

88	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares KLD 400 Social Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from Nov. 14, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$48.71	$52.92	$50.33

Income from investment operations:
Net investment income[b]	0.66	0.71	0.36
Net realized and unrealized gain (loss)[c]	(15.80)	(4.32)	2.51

Total from investment operations	(15.14)	(3.61)	2.87

Less distributions from:
Net investment income	(0.66)	(0.60)	(0.28)

Total distributions	(0.66)	(0.60)	(0.28)

Net asset value, end of period	$32.91	$48.71	$52.92

Total return	(31.21)%	(6.89)%	5.72%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$65,814	$58,451	$26,458
Ratio of expenses to average net assets[e]	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets[e]	1.80%	1.40%	1.51%
Portfolio turnover rate[f]	13%	5%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	89

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Cohen & Steers Realty Majors Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005

Net asset value, beginning of year	$85.34	$103.14	$82.51	$66.57	$50.31

Income from investment operations:
Net investment income[a]	2.05	2.12	1.95	2.68	2.67
Net realized and unrealized gain (loss)[b]	(46.92)	(16.58)	21.76	16.13	16.45

Total from investment operations	(44.87)	(14.46)	23.71	18.81	19.12

Less distributions from:
Net investment income	(3.24)	(2.14)	(1.68)	(1.82)	(2.01)
Net realized gain	–	(0.49)	–	(0.00)[c]	–
Return of capital	–	(0.71)	(1.40)	(1.05)	(0.85)

Total distributions	(3.24)	(3.34)	(3.08)	(2.87)	(2.86)

Net asset value, end of year	$37.23	$85.34	$103.14	$82.51	$66.57

Total return	(53.43)%	(13.97)%	29.16%	28.76%	38.61%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,124,212	$2,543,009	$2,970,537	$2,033,906	$1,298,080
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	3.68%	2.44%	2.03%	3.55%	4.36%
Portfolio turnover rate[d]	17%	9%	14%	18%	28%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

90	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares Dow Jones U.S. Basic Materials Sector, iShares Dow Jones U.S. Consumer Goods Sector, iShares Dow Jones U.S. Consumer Services Sector, iShares Dow Jones U.S. Financial Sector, iShares Dow Jones U.S. Industrial Sector, iShares Dow Jones U.S. Financial Services, iShares Dow Jones U.S. Real Estate, iShares KLD Select SocialSM, iShares KLD 400 Social and iShares Cohen & Steers Realty Majors Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act, except for the iShares KLD Select SocialSM and iShares KLD 400 Social Index Funds, which are classified as diversified funds. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”). Effective May 1, 2008, the Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” This standard establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. However, the determination of what constitutes an “observable” input may require significant judgment by the Funds. The Funds consider observable inputs to be market data that is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities and certain U.S. government securities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 Prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 Prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

As of April 30, 2009, the value of each of the Funds’ investments was classified as a Level 1 Price.

92	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

As of April 30, 2009, the tax year-end of the Funds, the components of net accumulated losses on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Depreciation	Capital and Other Losses	Net Accumulated Losses

Dow Jones U.S. Basic Materials Sector	$636,331	$(268,577,617)	$(24,612,856)	$(292,554,142)
Dow Jones U.S. Consumer Goods Sector	658,972	(124,549,853)	(18,602,060)	(142,492,941)
Dow Jones U.S. Consumer Services Sector	139,925	(88,643,705)	(12,976,039)	(101,479,819)
Dow Jones U.S. Financial Sector	–	(480,287,070)	(103,089,725)	(583,376,795)
Dow Jones U.S. Industrial Sector	230,589	(157,593,211)	(11,775,256)	(169,137,878)
Dow Jones U.S. Financial Services	611,060	(192,299,511)	(80,710,675)	(272,399,126)
Dow Jones U.S. Real Estate	–	(851,510,361)	(90,290,963)	(941,801,324)
KLD Select SocialSM	143,092	(31,388,670)	(16,443,339)	(47,688,917)
KLD 400 Social	76,221	(21,018,633)	(4,588,514)	(25,530,926)
Cohen & Steers Realty Majors	–	(1,320,250,704)	(297,159,350)	(1,617,410,054)

For the years ended April 30, 2009 and April 30, 2008, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended April 30, 2009.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES® TRUST

From November 1, 2008 to April 30, 2009, the Funds incurred net realized capital losses. As permitted by tax regulations, the Funds have elected to defer those losses and treat them as arising in the year ending April 30, 2010, as follows:

iShares Index Fund	Deferred Net Realized Capital Losses
Dow Jones U.S. Basic Materials Sector	$11,497,515
Dow Jones U.S. Consumer Goods Sector	7,219,226
Dow Jones U.S. Consumer Services Sector	5,802,130
Dow Jones U.S. Financial Sector	48,913,565
Dow Jones U.S. Industrial Sector	6,060,947

iShares Index Fund	Deferred Net Realized Capital Losses
Dow Jones U.S. Financial Services	$38,974,703
Dow Jones U.S. Real Estate	72,877,954
KLD Select SocialSM	9,832,798
KLD 400 Social	3,112,617
Cohen & Steers Realty Majors	92,705,127

The Funds had tax basis net capital loss carryforwards as of April 30, 2009, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Total
Dow Jones U.S. Basic Materials Sector	$–	$164,820	$213,728	$–	$–	$2,166,892	$2,533,237	$8,036,664	$13,115,341
Dow Jones U.S. Consumer Goods Sector	335,628	786,981	439,017	331,603	6,571,402	1,320,322	–	1,597,881	11,382,834
Dow Jones U.S. Consumer Services Sector	–	–	413,714	590,495	2,292,509	183,523	–	3,693,668	7,173,909
Dow Jones U.S. Financial Sector	–	–	775,502	–	–	38,903	2,428,708	50,933,047	54,176,160
Dow Jones U.S. Industrial Sector	96,542	1,969,600	–	3,141,753	–	230,285	–	276,129	5,714,309
Dow Jones U.S. Financial Services	–	–	458,579	–	–	–	1,046,051	40,231,342	41,735,972
Dow Jones U.S. Real Estate	–	–	–	–	–	–	5,932,275	11,480,734	17,413,009
KLD Select SocialSM	–	–	–	–	228,408	156,260	300,573	5,925,300	6,610,541
KLD 400 Social	–	–	–	–	–	–	76,620	1,399,277	1,475,897
Cohen & Steers Realty Majors	–	–	–	–	–	–	–	204,454,223	204,454,223

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

For the year ended April 30, 2009, the Funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the year ended April 30, 2009 are disclosed in the Funds’ Statements of Operations.

94	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2009, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

Dow Jones U.S. Basic Materials Sector	$678,433,823	$–	$(268,577,617)	$(268,577,617)
Dow Jones U.S. Consumer Goods Sector	435,775,471	–	(124,549,853)	(124,549,853)
Dow Jones U.S. Consumer Services Sector	272,036,403	–	(88,643,705)	(88,643,705)
Dow Jones U.S. Financial Sector	1,003,902,190	–	(480,287,070)	(480,287,070)
Dow Jones U.S. Industrial Sector	373,907,639	–	(157,593,211)	(157,593,211)
Dow Jones U.S. Financial Services	522,778,234	–	(192,299,511)	(192,299,511)
Dow Jones U.S. Real Estate	2,782,817,924	–	(851,510,361)	(851,510,361)
KLD Select SocialSM	126,800,738	–	(31,388,670)	(31,388,670)
KLD 400 Social	86,777,678	–	(21,018,633)	(21,018,633)
Cohen & Steers Realty Majors	2,664,275,315	–	(1,320,250,704)	(1,320,250,704)

Management has reviewed the tax positions as of April 30, 2009, inclusive of the prior three open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, Barclays Global Fund Advisors (“BGFA”) manages the investment of each Fund’s assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses (“Covered Expenses”) of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to each of the iShares Dow Jones U.S. Basic Materials Sector, iShares Dow Jones U.S. Consumer Goods Sector, iShares Dow Jones U.S. Consumer Services Sector, iShares Dow Jones U.S. Financial Sector, iShares Dow Jones U.S. Industrial Sector, iShares Dow Jones U.S. Financial Services and iShares Dow Jones U.S. Real Estate Index Funds, BGFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of these Funds and certain other iShares Funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares KLD Select SocialSM, iShares KLD 400 Social and iShares Cohen & Steers Realty Majors Index Funds, BGFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Index Fund	Investment Advisory Fee

KLD Select SocialSM	0.50%
KLD 400 Social	0.50
Cohen & Steers Realty Majors	0.35

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Trust. As compensation for its services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. These fees and expenses are Covered Expenses as defined above.

SEI Investments Distribution Co. (“SEI”) serves as each Fund’s underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Trust. SEI does not receive a fee from the Funds for its distribution services.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds are permitted to lend portfolio securities to Barclays Capital Inc. (“BarCap”). Pursuant to the same exemptive order, Barclays Global Investors, N.A. (“BGI”) serves as securities lending agent for the Funds. BarCap and BGI are affiliates of BGFA, the Funds’ investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended April 30, 2009, BGI earned securities lending agent fees as follows:

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Basic Materials Sector	$ 46,872
Dow Jones U.S. Consumer Goods Sector	271,861
Dow Jones U.S. Consumer Services Sector	125,485
Dow Jones U.S. Financial Sector	612,119
Dow Jones U.S. Industrial Sector	68,145

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Financial Services	$ 374,347
Dow Jones U.S. Real Estate	1,970,468
KLD Select SocialSM	24,777
Cohen & Steers Realty Majors	1,395,388

Cross trades for the year ended April 30, 2009, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest in certain money market funds managed by BGFA, the Funds’ investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. These money market funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios

96	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statements of Operations. Income distributions earned by the Funds from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statements of Operations.

Certain trustees and officers of the Trust are also officers of BGI and/or BGFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2009 were as follows:

iShares Index Fund	Purchases	Sales
Dow Jones U.S. Basic Materials Sector	$97,005,708	$77,396,634
Dow Jones U.S. Consumer Goods Sector	63,050,160	34,934,134
Dow Jones U.S. Consumer Services Sector	11,424,117	9,263,120
Dow Jones U.S. Financial Sector	94,743,817	88,139,250
Dow Jones U.S. Industrial Sector	20,362,650	16,946,683
Dow Jones U.S. Financial Services	53,686,664	55,148,112
Dow Jones U.S. Real Estate	343,204,208	360,928,942
KLD Select SocialSM	55,878,892	54,525,721
KLD 400 Social	8,267,769	7,828,379
Cohen & Steers Realty Majors	312,301,603	317,977,426

In-kind transactions (see Note 4) for the year ended April 30, 2009 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Dow Jones U.S. Basic Materials Sector	$884,302,517	$1,016,683,922
Dow Jones U.S. Consumer Goods Sector	204,583,272	123,868,290
Dow Jones U.S. Consumer Services Sector	180,595,939	159,375,156
Dow Jones U.S. Financial Sector	3,059,735,363	2,807,323,875
Dow Jones U.S. Industrial Sector	55,749,775	77,175,462
Dow Jones U.S. Financial Services	584,896,045	369,340,345
Dow Jones U.S. Real Estate	19,547,719,756	18,669,077,269
KLD Select SocialSM	22,053,834	3,492,496
KLD 400 Social	34,537,304	4,915,737
Cohen & Steers Realty Majors	1,173,238,934	976,529,956

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements (Continued)

iSHARES® TRUST

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in the relevant Fund’s underlying index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Statements of Assets and Liabilities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

As of April 30, 2009, certain Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BGFA. The market value of the securities on loan af of April 30, 2009 and the value of the related collateral are disclosed in the Statement of Asset and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

6. SUBSEQUENT EVENT

On June 16, 2009, Barclays PLC (“Barclays”), the ultimate parent company of BGFA, accepted a binding offer and entered into an agreement to sell its interests in BGI, BGFA and certain affiliated companies to BlackRock, Inc. (the “BlackRock Transaction”). The BlackRock Transaction is subject to certain regulatory approvals, as well as other conditions to closing. The previously announced agreement, providing for the sale by Barclays of its interests in BGFA and certain affiliated companies to a holding company of CVC Capital Partners Group SICAV-FIS S.A. was terminated in connection with the BlackRock Transaction.

Under the 1940 Act, completion of the BlackRock Transaction will cause the automatic termination of each Fund’s current investment advisory agreement with BGFA. In order for the management of each Fund to continue uninterrupted, the Board will be asked to approve a new investment advisory agreement for each Fund. If approved by the Board, the new investment advisory agreement will be submitted to the shareholders of each Fund for their approval.

98	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares KLD Select SocialSM Index Fund, iShares KLD 400 Social Index Fund and iShares Cohen & Steers Realty Majors Index Fund (the “Funds”), at April 30, 2009, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	99

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by certain Funds during the fiscal year ended April 30, 2009 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Basic Materials Sector	100.00%
Dow Jones U.S. Consumer Goods Sector	100.00
Dow Jones U.S. Consumer Services Sector	100.00
Dow Jones U.S. Financial Sector	81.49

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Industrial Sector	100.00%
Dow Jones U.S. Financial Services	100.00
KLD Select SocialSM	100.00
KLD 400 Social	100.00

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2009:

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Basic Materials Sector	$9,826,249
Dow Jones U.S. Consumer Goods Sector	8,391,588
Dow Jones U.S. Consumer Services Sector	1,818,124
Dow Jones U.S. Financial Sector	16,692,429
Dow Jones U.S. Industrial Sector	6,217,500

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Financial Services	$10,086,350
Dow Jones U.S. Real Estate	3,823,278
KLD Select SocialSM	2,126,833
KLD 400 Social	1,063,887
Cohen & Steers Realty Majors	1,742,601

In January 2010, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2009. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

100	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. Basic Materials Sector Index Fund
Period Covered: January 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	6	0.45
Greater than 0.5% and Less than 1.0%	14	1.06
Between 0.5% and –0.5%	1,289	97.73
Less than –0.5% and Greater than –1.0%	6	0.45
Less than –1.0%	3	0.23

	1,319	100.00%

SUPPLEMENTAL INFORMATION	101

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Consumer Goods Sector Index Fund

Period Covered: January 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	7	0.53
Between 0.5% and –0.5%	1,294	98.09
Less than –0.5% and Greater than –1.0%	5	0.38
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	3	0.23
Less than –2.0%	1	0.08

	1,319	100.00%

iShares Dow Jones U.S. Consumer Services Sector Index Fund

Period Covered: January 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.08%
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	8	0.61
Between 0.5% and –0.5%	1,300	98.56
Less than –0.5% and Greater than –1.0%	6	0.45
Less than –1.0% and Greater than –1.5%	2	0.15

	1,319	100.00%

iShares Dow Jones U.S. Financial Sector Index Fund

Period Covered: January 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.15%
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	6	0.45
Greater than 0.5% and Less than 1.0%	19	1.44
Between 0.5% and –0.5%	1,272	96.44
Less than –0.5% and Greater than –1.0%	8	0.61
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	3	0.23
Less than –2.0%	3	0.23

	1,319	100.00%

102	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Industrial Sector Index Fund

Period Covered: January 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	4	0.30%
Greater than 0.5% and Less than 1.0%	11	0.83
Between 0.5% and –0.5%	1,299	98.48
Less than –0.5% and Greater than –1.0%	1	0.08
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5%	1	0.08

	1,319	100.00%

iShares Dow Jones U.S. Financial Services Index Fund

Period Covered: January 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.23%
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	8	0.61
Greater than 0.5% and Less than 1.0%	15	1.14
Between 0.5% and –0.5%	1,272	96.42
Less than –0.5% and Greater than –1.0%	9	0.68
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	2	0.15
Less than –3.0% and Greater than –3.5%	1	0.08
Less than –3.5%	1	0.08

	1,319	100.00%

SUPPLEMENTAL INFORMATION	103

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Real Estate Index Fund

Period Covered: January 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.15%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	5	0.38
Greater than 0.5% and Less than 1.0%	19	1.44
Between 0.5% and –0.5%	1,265	95.91
Less than –0.5% and Greater than –1.0%	15	1.14
Less than –1.0% and Greater than –1.5%	6	0.45
Less than –1.5%	4	0.30

	1,319	100.00%

iShares KLD Select SocialSM Index Fund

Period Covered: April 1, 2005 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.10%
Greater than 1.5% and Less than 2.0%	2	0.20
Greater than 1.0% and Less than 1.5%	2	0.20
Greater than 0.5% and Less than 1.0%	10	0.99
Between 0.5% and –0.5%	980	97.41
Less than –0.5% and Greater than –1.0%	6	0.60
Less than –1.0% and Greater than –1.5%	3	0.30
Less than –1.5%	2	0.20

	1,006	100.00%

104	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares KLD 400 Social Index Fund

Period Covered: January 1, 2007 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	6	1.06%
Greater than 5.5% and Less than 6.0%	3	0.53
Greater than 4.5% and Less than 5.0%	1	0.18
Greater than 4.0% and Less than 4.5%	2	0.35
Greater than 2.5% and Less than 3.0%	1	0.18
Greater than 2.0% and Less than 2.5%	1	0.18
Greater than 1.0% and Less than 1.5%	2	0.35
Greater than 0.5% and Less than 1.0%	13	2.30
Between 0.5% and –0.5%	525	93.09
Less than –0.5% and Greater than –1.0%	5	0.89
Less than –1.0% and Greater than –1.5%	3	0.53
Less than –1.5% and Greater than –2.0%	1	0.18
Less than –2.0%	1	0.18

	564	100.00%

iShares Cohen & Steers Realty Majors Index Fund

Period Covered: January 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.08%
Greater than 2.5% and Less than 3.0%	4	0.30
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	6	0.45
Greater than 0.5% and Less than 1.0%	22	1.67
Between 0.5% and –0.5%	1,265	95.91
Less than –0.5% and Greater than –1.0%	10	0.76
Less than –1.0% and Greater than –1.5%	4	0.30
Less than –1.5%	4	0.30

	1,319	100.00%

SUPPLEMENTAL INFORMATION	105

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

iShares Trust, iShares, Inc., Barclays Global Investors Funds (“BGIF”) and Master Investment Portfolio (“MIP”) are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of iShares Trust also serves as a Director for iShares, Inc. and oversees 177 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and oversees an additional 26 portfolios within the fund complex.

The address of each Trustee and Officer is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, California 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Lee T. Kranefuss, 47	Trustee and Chairman (since 2003).	Global Chief Executive Officer (since 2008) of iShares/Intermediary Groups of BGI; Chief Executive Officer (2005-2008) of iShares Intermediary Index and Market Group of BGI; Chief Executive Officer (2003-2005) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director (since 2005) of BGFA; Director, President and Chief Executive Officer (since 2005) of Barclays Global Investors International, Inc.; Director and Chairman (since 2005) of Barclays Global Investors Services.	Director (since 2003) of iShares, Inc; Trustee (since 2001) of BGIF and MIP.

*John E. Martinez, 47	Trustee (since 2003).	Director (since 2005) of Real Estate Equity Exchange.	Director (since 2003) of iShares, Inc.; Chairman (since 2007) of Independent Review Committee, Canadian iShares Funds.

*	Lee T. Kranefuss and John E. Martinez are deemed to be “interested persons” (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds’ investment adviser; BGI, the parent company of BGFA; and Barclays Global Investors Services, an affiliate of BGFA and BGI.

106	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker, 70	Trustee (since 2000); Lead Independent Trustee (since 2006).	Dean Witter Distinguished Professor of Finance (since 1994), Emeritus, Stanford University: Graduate School of Business.	Director (since 2002) of iShares, Inc.; Lead Independent Director (since 2006) of iShares, Inc.; Director (since 1996) of Continental Airlines, Inc.; Director (since 1995) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2004) of Threshold Pharmaceuticals; Director (since 2007) of NETGEAR, Inc.

Darrell Duffie, 54	Trustee (since 2008).	Professor (since 1984) of Stanford University: Graduate School of Business.	Director (since 2008) of iShares, Inc.; Director (since 2008) of Moody’s Corp.

Cecilia H. Herbert, 60	Trustee (since 2005).	Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco; Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee (2004-2005) of Pacific Select Funds; Trustee (since 2005) and Chair (since 2006) of the Finance and Investment Committees of the Thacher School.	Director (since 2005) of iShares, Inc.

Charles A. Hurty, 65	Trustee (since 2005).	Retired. Partner, KPMG LLP (1968-2001).	Director (since 2005) of iShares, Inc.; Director (since 2002) of GMAM Absolute Return Strategy Fund (1 portfolio); Director (since 2002) of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio); Director (since 2005) of CSFB Alternative Investments Fund (6 portfolios).

John E. Kerrigan, 53	Trustee (since 2005).	Chief Investment Officer (since 2002) of Santa Clara University.	Director (since 2005) of iShares, Inc.

TRUSTEE AND OFFICER INFORMATION	107

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert H. Silver, 53	Trustee (since 2007).	President and Co-Founder (since 2006) of The Bravitas Group, Inc.; Member (since 2006) of Non-Investor Advisory Board of Russia Partners II, LP; Director and member (2006-2009) of the Audit and Compensation Committee of EPAM Systems, Inc.; President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer (1999-2005) of UBS Services USA, LLC; Managing Director (2000-2005) of UBS America, Inc.; Director and Vice Chairman (since 2001) of the YMCA of Greater NYC; Broadway Producer (since 2006); Co- Founder and Vice President (since 2008) of Parentgiving Inc.	Director (since 2007) of iShares, Inc.

Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Michael A. Latham, 43	President (since 2007).	Head (since 2007) of Americas iShares, BGI; Chief Operating Officer (2003-2007) of the Intermediary Investorand Exchange Traded Products Business of BGI; Director and Chief Financial Officer (since 2005) of Barclays Global Investors International, Inc.	None.

108	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Geoffrey D. Flynn, 52	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer (since 2008) of U.S. iShares, BGI; Director (2007-2008) of Mutual Fund Operations of BGI; President (2003-2007) of Van Kampen Investors Services; Managing Director (2002-2007) of Morgan Stanley; President (2002-2007) of Morgan Stanley Trust, FSB.	None.

Jack Gee, 49	Treasurer and Chief Financial Officer (since 2008).	Director (since 2004) of Fund Administration of Intermediary Investor Business of BGI; Treasurer and Chief Financial Officer (2004) of Parnassus Investments.	None.

Eilleen M. Clavere, 56	Secretary (since 2007).	Director (since 2006) of Legal Administration of Intermediary Investor Business of BGI; Legal Counsel and Vice President (2005-2006) of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc.; Counsel (2001-2005) of Kirkpatrick & Lockhart LLP.	None.

Ira P. Shapiro, 46	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel (since 2004) of BGI; First Vice President (1993-2004) of Merrill Lynch Investment Managers.	None.

Amy Schioldager, 46	Executive Vice President (since 2007).	Global Head (since 2008) of Index Equity, BGI; Global Head (2006-2008) of U.S. Indexing, BGI; Head (2001-2006) of Domestic Equity Portfolio Management, BGI.	None.

TRUSTEE AND OFFICER INFORMATION	109

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Patrick O’Connor, 41	Vice President (since 2007).	Head (since 2006) of iShares Portfolio Management, BGI; Senior Portfolio Manager (1999-2006) of BGI.	None.

Lee Sterne, 43	Vice President (since 2007).	Head (since 2007) of U.S. Fixed Income Index and iShares, BGI; Senior Portfolio Manager (2004-2007) of BGI; Portfolio Manager (2001-2004) of BGI.	None.

Matt Tucker, 36	Vice President (since 2007).	Director (since 2009) of Fixed Income Investment Strategy, BGI; Head (2005- 2008) of U.S. Fixed Income Investment Solutions, BGI; Fixed Income Investment Strategist (2003-2005) of BGI.	None.

110	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	111

Notes:

112	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares S&P Domestic Index Funds

iShares S&P 1500 (ISI)

iShares S&P 100 (OEF)

iShares S&P 500 (IVV)

iShares S&P 500 Growth (IVW)

iShares S&P 500 Value (IVE)

iShares S&P MidCap 400 (IJH)

iShares S&P MidCap 400 Growth (IJK)

iShares S&P MidCap 400 Value (IJJ)

iShares S&P SmallCap 600 (IJR)

iShares S&P SmallCap 600 Growth (IJT)

iShares S&P SmallCap 600 Value (IJS)

iShares S&P North American Natural Resources Sector (IGE)

iShares S&P North American Technology-Multimedia Networking (IGN)

iShares S&P North American Technology-Semiconductors (IGW)

iShares S&P North American Technology-
Software (IGV)

iShares S&P North American Technology
Sector (IGM)

iShares Domestic Sector Index Funds

iShares Cohen & Steers Realty Majors (ICF)

iShares Dow Jones U.S. Basic Materials
Sector (IYM)

iShares Dow Jones U.S. Consumer Services Sector (IYC)

iShares Dow Jones U.S. Consumer Goods
Sector (IYK)

iShares Dow Jones U.S. Energy Sector (IYE)

iShares Dow Jones U.S. Financial Sector (IYF)

iShares Dow Jones U.S. Financial Services (IYG)

iShares Dow Jones U.S. Healthcare Sector (IYH)

iShares Dow Jones U.S. Industrial Sector (IYJ)

iShares Dow Jones U.S. Real Estate (IYR)

iShares Dow Jones U.S. Technology Sector (IYW)

iShares Dow Jones U.S. Telecommunications Sector (IYZ)

iShares Dow Jones Transportation Average (IYT)

iShares Dow Jones U.S. Utilities Sector (IDU)

iShares Dow Jones U.S. (IYY)

iShares Nasdaq Biotechnology (IBB)

iShares Domestic Subsector Index Funds

iShares Dow Jones U.S. Aerospace & Defense (ITA)

iShares Dow Jones U.S. Broker-Dealers (IAI)

iShares Dow Jones U.S. Healthcare Providers (IHF)

iShares Dow Jones U.S. Home Construction (ITB)

iShares Dow Jones U.S. Insurance (IAK)

iShares Dow Jones U.S. Medical Devices (IHI)

iShares Dow Jones U.S. Oil & Gas Exploration & Production (IEO)

iShares Dow Jones U.S. Oil Equipment &
Services (IEZ)

iShares Dow Jones U.S. Pharmaceuticals (IHE)

iShares Dow Jones U.S. Regional Banks (IAT)

iShares FTSE NAREIT Industrial/
Office Capped (FIO)

iShares FTSE NAREIT Mortgage Plus
Capped (REM)

iShares FTSE NAREIT Real Estate 50 (FTY)

iShares FTSE NAREIT Residential Plus
Capped (REZ)

iShares FTSE NAREIT Retail Capped (RTL)

iShares Global Index Funds

iShares S&P Global 100 (IOO)

iShares S&P Global Clean Energy (ICLN)

iShares S&P Global Consumer Discretionary Sector (RXI)

iShares S&P Global Consumer Staples Sector (KXI)

iShares S&P Global Energy Sector (IXC)

iShares S&P Global Financials Sector (IXG)

iShares S&P Global Healthcare Sector (IXJ)

iShares S&P Global Industrials Sector (EXI)

iShares S&P Global Infrastructure (IGF)

iShares S&P Global Materials Sector (MXI)

iShares S&P Global Nuclear Energy (NUCL)

iShares S&P Global Technology Sector (IXN)

iShares S&P Global Telecommunications
Sector (IXP)

iShares S&P Global Timber & Forestry (WOOD)

iShares S&P Global Utilities Sector (JXI)

iShares Russell Index Funds

iShares Russell 3000 (IWV)

iShares Russell 3000 Growth (IWZ)

iShares Russell 3000 Value (IWW)

iShares Russell 1000 (IWB)

iShares Russell 1000 Growth (IWF)

iShares Russell 1000 Value (IWD)

iShares Russell Midcap (IWR)

iShares Russell Midcap Growth (IWP)

iShares Russell Midcap Value (IWS)

iShares Russell 2000 (IWM)

iShares Russell 2000 Growth (IWO)

iShares Russell 2000 Value (IWN)

iShares Russell Microcap (IWC)

iShares International Country Index Funds

iShares FTSE China (HK Listed) (FCHI)

iShares FTSE/Xinhua China 25 (FXI)

iShares MSCI Australia (EWA)

iShares MSCI Austria Investable Market (EWO)

iShares MSCI Belgium Investable Market (EWK)

iShares MSCI Brazil (EWZ)

iShares MSCI Canada (EWC)

iShares MSCI Chile Investable Market (ECH)

iShares MSCI France (EWQ)

iShares MSCI Germany (EWG)

iShares MSCI Hong Kong (EWH)

iShares MSCI Israel Capped Investable Market (EIS)

iShares MSCI Italy (EWI)

iShares MSCI Japan (EWJ)

iShares MSCI Japan Small Cap (SCJ)

iShares MSCI Malaysia (EWM)

iShares MSCI Mexico Investable Market (EWW)

iShares MSCI Netherlands Investable Market (EWN)

iShares MSCI Singapore (EWS)

iShares MSCI South Africa (EZA)

iShares MSCI South Korea (EWY)

iShares MSCI Spain (EWP)

iShares MSCI Sweden (EWD)

iShares MSCI Switzerland (EWL)

iShares MSCI Taiwan (EWT)

iShares MSCI Thailand Investable Market (THD)

iShares MSCI Turkey Investable Market (TUR)

iShares MSCI United Kingdom (EWU)

iShares S&P/TOPIX 150 (ITF)

iShares Bond Funds

iShares Barclays Aggregate (AGG)

iShares Barclays MBS (MBB)

iShares Barclays Short Treasury (SHV)

iShares Barclays 1-3 Year Treasury (SHY)

iShares Barclays 3-7 Year Treasury (IEI)

iShares Barclays 7-10 Year Treasury (IEF)

iShares Barclays 10-20 Year Treasury (TLH)

iShares Barclays 20+ Year Treasury (TLT)

iShares Barclays TIPS (TIP)

iShares Barclays Agency (AGZ)

iShares Barclays Credit (CFT)

iShares Barclays 1-3 Year Credit (CSJ)

iShares Barclays Intermediate Credit (CIU)

iShares iBoxx $ Investment Grade Corporate (LQD)

iShares iBoxx $ High Yield Corporate (HYG)

iShares Barclays Government/Credit (GBF)

iShares Barclays Intermediate Government/
Credit (GVI)

iShares S&P National Municipal (MUB)

iShares S&P Short Term National Municipal (SUB)

iShares S&P California Municipal (CMF)

iShares S&P New York Municipal (NYF)

iShares JPMorgan USD Emerging Markets (EMB)

iShares S&P/Citigroup International
Treasury (IGOV)

iShares S&P/Citigroup 1-3 Year International Treasury (ISHG)

iShares Specialty Index Funds

iShares KLD 400 Social (DSI)

iShares KLD Select SocialSM (KLD)

iShares Dow Jones Select Dividend (DVY)

iShares Dow Jones EPAC Select Dividend (IDV)

iShares S&P U.S. Preferred Stock (PFF)

iShares International Index Funds

iShares FTSE Developed Small Cap ex-North America (IFSM)

iShares FTSE EPRA/NAREIT Developed
Asia (IFAS)

iShares FTSE EPRA/NAREIT Developed
Europe (IFEU)

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. (IFGL)

iShares FTSE EPRA/NAREIT
North America (IFNA)

iShares MSCI ACWI (ACWI)

iShares MSCI ACWI ex US (ACWX)

iShares MSCI All Country Asia ex Japan (AAXJ)

iShares MSCI BRIC (BKF)

iShares MSCI EAFE (EFA)

iShares MSCI EAFE Growth (EFG)

iShares MSCI EAFE Value (EFV)

iShares MSCI EAFE Small Cap (SCZ)

iShares MSCI Emerging Markets (EEM)

iShares MSCI EMU (EZU)

iShares MSCI Kokusai (TOK)

iShares MSCI Pacific ex-Japan (EPP)

iShares S&P Asia 50 (AIA)

iShares S&P Developed ex-U.S. Property (WPS)

iShares S&P Europe 350 (IEV)

iShares S&P Latin America 40 (ILF)

iSHARES FAMILY OF FUNDS	113

The iShares® Family of Funds (Continued)

iShares Morningstar Index Funds

iShares Morningstar Large Core (JKD)

iShares Morningstar Large Growth (JKE)

iShares Morningstar Large Value (JKF)

iShares Morningstar Mid Core (JKG)

iShares Morningstar Mid Growth (JKH)

iShares Morningstar Mid Value (JKI)

iShares Morningstar Small Core (JKJ)

iShares Morningstar Small Growth (JKK)

iShares Morningstar Small Value (JKL)

iShares NYSE Index Funds

iShares NYSE Composite (NYC)

iShares NYSE 100 (NY)

iShares S&P Allocation Funds

iShares S&P Conservative (AOK)

iShares S&P Moderate (AOM)

iShares S&P Growth (AOR)

iShares S&P Aggressive (AOA)

iShares S&P Target Date Index Funds

iShares S&P Target Date Retirement Income (TGR)

iShares S&P Target Date 2010 (TZD)

iShares S&P Target Date 2015 (TZE)

iShares S&P Target Date 2020 (TZG)

iShares S&P Target Date 2025 (TZI)

iShares S&P Target Date 2030 (TZL)

iShares S&P Target Date 2035 (TZO)

iShares S&P Target Date 2040 (TZV)

iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, J.P. Morgan Securities Inc., KLD Research & Analytics, Inc., MSCI Inc., Morningstar Inc., The NASDAQ Stock Market, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Frank Russell Company, or Standard & Poor’s, nor are they sponsored or endorsed by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above except Barclays Capital, which is an affiliate of BGI. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage REITs or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Global Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT, and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “Xinhua” is a trade- and servicemark of Xinhua Financial Network Limited. “NAREIT®” is a trademark of NAREIT; “EPRA®” is a trademark of EPRA.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2009 Annual Report.

iS-0569-0409

114	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(34.80)%	(34.79)%	(34.77)%	(2.16)%	(2.18)%	(1.99)%	(3.41)%	(3.42)%	(3.23)%

Cumulative Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(34.80)%	(34.79)%	(34.77)%	(10.36)%	(10.43)%	(9.56)%	(26.53)%	(26.57)%	(25.32)%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/16/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	23.57%

Financial	12.59

Technology	12.42

Energy	12.21

Communications	11.39

Industrial	11.00

Consumer Cyclical	9.58

Utilities	3.96

Basic Materials	2.98

Diversified	0.06

Short-Term and Other Net Assets	0.24

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Exxon Mobil Corp.	3.69%

Microsoft Corp.	1.79

AT&T Inc.	1.70

Procter & Gamble Co. (The)	1.62

Johnson & Johnson	1.62

International Business Machines Corp.	1.57

General Electric Co.	1.50

Chevron Corp.	1.48

JPMorgan Chase & Co.	1.38

Wal-Mart Stores Inc.	1.38

TOTAL	17.73%

The iShares Dow Jones U.S. Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Index (the “Index”). The Index measures the performance of the U.S. equity broad market, and is comprised of all of the companies in the Dow Jones Large-Cap Index, Dow Jones Mid-Cap Index and Dow Jones Small-Cap Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (34.80)%, while the total return for the Index was (34.77)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Within the Index, virtually every economic sector posted negative performance during the reporting period. The financial sector was battered by news about failing banks and government bailouts, although some stability appeared to return by the period’s end. The energy sector also performed poorly, as the global recession diminished demand for oil, causing prices to plunge. Economically sensitive

2	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

areas such as the industrial and information technology sectors also declined sharply, as capital spending remained soft. The consumer staples and health care sectors fared better on a relative basis, as these areas of the economy are generally less vulnerable to a declining economy.

Among the Fund’s ten largest holdings as of April 30, 2009, performance was also negative for the reporting period. The worst performer was General Electric Co., a conglomerate that engages in manufacturing, technology, media and financial services. AT&T Inc., Chevron Corp. and JPMorgan Chase & Co. also notably declined. Wal-Mart Stores Inc. and International Business Machines Corp. (IBM) declined the least during the period.

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(41.84)%	(41.71)%	(40.95)%	10.23%	10.22%	10.93%	6.84%	6.85%	7.36%

Cumulative Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(41.84)%	(41.71)%	(40.95)%	62.75%	62.70%	67.95%	79.96%	80.22%	87.99%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/16/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

4	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Oil & Gas	80.65%

Oil & Gas Services	14.86

Electric	1.78

Pipelines	0.95

Energy – Alternate Sources	0.70

Electrical Components & Equipment	0.60

Transportation	0.28

Gas	0.09

Short-Term and Other Net Assets	0.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Exxon Mobil Corp.	22.77%

Chevron Corp.	13.16

Schlumberger Ltd.	5.54

ConocoPhillips	5.47

Occidental Petroleum Corp.	4.45

Apache Corp.	3.04

Marathon Oil Corp.	2.86

Devon Energy Corp.	2.62

Anadarko Petroleum Corp.	2.27

Transocean Ltd.	2.22

TOTAL	64.40%

The iShares Dow Jones U.S. Energy Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Oil & Gas Index (the “Index”). The Index measures the performance of the oil and gas sector of the U.S. equity market, and includes companies in the following industry groups: oil and gas producers and oil equipment, services and distribution. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (41.84)%, while the total return for the Index was (40.95)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Energy stocks, as represented by the Index, declined sharply for the reporting period and underperformed the broad domestic equity market. After rising rapidly for several years, energy prices declined significantly during the reporting period. In addition, natural gas prices were cut in half, as the global economic contraction stifled energy demand. Sharply lower oil prices made it difficult for the large energy

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

companies to maintain profits and raise money for new exploration. Oil refining profit margins were also crimped due to the declining demand and weaker energy prices.

For the reporting period, performance was negative for each of the Fund’s ten largest holdings as of April 30, 2009. Transocean Ltd., which provides offshore oil and gas contract drilling services, posted the largest decline during the period. Devon Energy Corp., which focuses on oil and gas exploration, development and production, also generated substantial negative returns. Diversified oil companies Chevron Corp. and Exxon Mobil Corp. posted more moderate losses.

6	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(21.00)%	(20.91)%	(20.74)%	(2.43)%	(2.48)%	(1.96)%	(1.23)%	(1.22)%	(0.69)%

Cumulative Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(21.00)%	(20.91)%	(20.74)%	(11.57)%	(11.80)%	(9.42)%	(10.38)%	(10.36)%	(5.94)%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/16/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Pharmaceuticals	44.45%

Health Care - Products	31.34

Biotechnology	11.71

Health Care - Services	9.65

Electronics	1.76

Insurance	0.47

Commercial Services	0.29

Distribution & Wholesale	0.13

Short-Term and Other Net Assets	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Johnson & Johnson	12.66%

Pfizer Inc.	7.87

Abbott Laboratories	5.63

Wyeth	4.94

Amgen Inc.	4.48

Merck & Co. Inc.	4.48

Gilead Sciences Inc.	3.65

Bristol-Myers Squibb Co.	3.30

Schering-Plough Corp.	3.26

Medtronic Inc.	3.14

TOTAL	53.41%

The iShares Dow Jones U.S. Healthcare Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Health Care Index (the “Index”). The Index measures the performance of the healthcare sector of the U.S. equity market, and includes companies in the following industry groups: health care equipment and services, pharmaceuticals and biotechnology. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (21.00)%, while the total return for the Index was (20.74)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Health care-related stocks, as represented by the Index, declined for the reporting period but soundly outperformed the broad stock market. Despite the recession, hiring continued strong at hospitals and medical clinics. Mergers and takeovers were active, particularly in the pharmaceutical industry. In addition, the healthcare sector is generally viewed as a defensive area that is typically less sensitive to the

8	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

economic environment. However, the industry still faced considerable obstacles as drug makers continued to face challenges in the form of increased generic competition, thin development pipelines, and uncertainty regarding future healthcare legislation.

Among the Fund’s ten largest holdings as of April 30, 2009, performance was mostly negative for the reporting period, although significantly better than other sectors of the economy. Pharmaceutical companies such as Merck & Co. Inc., Pfizer Inc. and Abbott Laboratories produced double-digit declines. Wyeth and Bristol-Myers Squibb Co. posted modest single-digit negative returns. Meanwhile, Schering-Plough Corp. chalked up a double-digit positive return after being acquired by Merck & Co. Inc. In addition, Amgen Inc., a major biotechnology company, also generated a positive return for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(25.76)%	(25.75)%	(25.45)%	(0.80)%	(0.88)%	(0.29)%	(10.59)%	(10.59)%	(10.09)%

Cumulative Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(25.76)%	(25.75)%	(25.45)%	(3.96)%	(4.30)%	(1.45)%	(63.34)%	(63.34)%	(61.46)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/15/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/19/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

10	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Computers	29.52%

Software	21.85

Telecommunications	19.02

Semiconductors	16.36

Internet	11.10

Office & Business Equipment	0.91

Commercial Services	0.52

Distribution & Wholesale	0.40

Entertainment	0.11

Electronics	0.06

Machinery	0.06

Engineering & Construction	0.01

Short-Term and Other Net Assets	0.08

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Microsoft Corp.	11.09%

International Business Machines Corp.	9.50

Cisco Systems Inc.	7.72

Apple Inc.	7.39

Google Inc. Class A	6.32

Intel Corp.	6.03

QUALCOMM Inc.	4.63

Hewlett-Packard Co.	4.61

Oracle Corp.	4.55

EMC Corp.	1.80

TOTAL	63.64%

The iShares Dow Jones U.S. Technology Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Technology Index (the “Index”). The Index measures the performance of the technology sector of the U.S. equity market, and includes companies in the following industry groups: software and computer services and technology hardware and equipment. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (25.76)%, while the total return for the Index was (25.45)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

Although performance was negative on an absolute basis, technology stocks, as represented by the Index, generally outperformed the overall stock market during the reporting period. The recession reduced the overall demand for computers and related products and services (including software and telecommunications) in both the individual and business markets, but consumers continued to purchase certain products such as Apple’s iPhone® and other innovative new products, regardless of the economic environment.

Performance for the reporting period was negative for each of the Fund’s ten largest holdings as of April 30, 2009. Household names such as Microsoft Corp., Apple Inc., Google Inc., Intel Corp. and Cisco Systems Inc. all produced notable declines. QUALCOMM Inc., a maker of telecommunications equipment, held up the best among the top ten, followed by database software developer Oracle Corp.

12	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(29.28)%	(29.19)%	(29.39)%	(1.68)%	(1.70)%	(1.80)%	(10.41)%	(10.41)%	(8.88)%

Cumulative Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(29.28)%	(29.19)%	(29.39)%	(8.14)%	(8.23)%	(8.67)%	(62.60)%	(62.58)%	(56.49)%

Index performance reflects the Dow Jones U.S. Telecommunications Index through May 8, 2007 and the Dow Jones U.S. Select Telecommunications Index thereafter.

Total returns for the period since inception are calculated from the inception date of the Fund (5/22/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/26/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Index performance reflects the Dow Jones U.S. Telecommunications Index through May 8, 2007 and the Dow Jones U.S. Select Telecommunications Index thereafter.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Telecommunications	95.78%

Holding Companies – Diversified	4.19

Short-Term and Other Net Assets	0.03

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
AT&T Inc.	20.07%

Verizon Communications Inc.	14.84

Sprint Nextel Corp.	7.23

Qwest Communications International Inc.	4.83

Embarq Corp.	4.40

Leucadia National Corp.	4.19

MetroPCS Communications Inc.	3.87

Windstream Corp.	3.70

Telephone and Data Systems Inc.	3.19

Virgin Media Inc.	3.14

TOTAL	69.46%

The iShares Dow Jones U.S. Telecommunications Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Telecommunications Index (the “Index”). The Index measures the performance of the telecommunications sector of the U.S. equity market, and includes companies in the following industry groups: fixed-line telecommunications and mobile telecommunications. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (29.28)%, while the total return for the Index was (29.39)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

The telecommunications sector, as measured by the Index, slightly outperformed the broad domestic stock market for the reporting period. However, the highly leveraged industry faced challenges during the period. Many of these companies have a high percentage of debt, which can magnify losses as revenues decline during a recession. In addition, many of the companies’ fortunes were affected negatively by downturns in related industries such as housing, as the demand for broadband connections, voice lines and video services associated with

14	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

new homes declined. This downturn hurt fixed-line phone companies, particularly those with exposure to formerly booming housing markets in Arizona, California and Florida.

Each of the Fund’s ten largest holdings as of April 30, 2009, declined for the reporting period. Leucadia National Corp., which provides international prepaid phone cards, suffered the most significant decline among the ten largest holdings. Wireless carrier Sprint Nextel Corp. also declined sharply. The best performer on a relative basis was Embarq Corp., which offers phone service, high speed data and other wireless services, and was acquired in late 2008 by diversified communications company CenturyTel.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(34.67)%	(34.59)%	(34.66)%	4.31%	4.32%	4.76%	1.62%	1.63%	2.10%

Cumulative Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(34.67)%	(34.59)%	(34.66)%	23.48%	23.55%	26.16%	15.39%	15.45%	20.28%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

16	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Electric	83.10%

Gas	8.67

Pipelines	5.16

Oil & Gas	1.18

Water	1.15

Energy – Alternate Sources	0.46

Short-Term and Other Net Assets	0.28

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Exelon Corp.	8.21%

Southern Co.	6.06

FPL Group Inc.	5.45

Dominion Resources Inc.	4.73

Duke Energy Corp.	4.67

Public Service Enterprise Group Inc.	4.09

PG&E Corp.	3.66

FirstEnergy Corp.	3.37

Entergy Corp.	3.31

PPL Corp.	3.00

TOTAL	46.55%

The iShares Dow Jones U.S. Utilities Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Utilities Index (the “Index”). The Index measures the performance of the utilities sector of the U.S. equity market, and includes companies in the following industry groups: electricity, gas, water and multi-utilities. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (34.67)%, while the total return for the Index was (34.66)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

During the reporting period, the utilities sector posted a loss in line with the overall stock market. Historically, the utilities sector has been considered defensive – meaning that stock prices would generally hold up better than average during a bear market, partly because their dividend payments were considered very safe and predictable. However, the housing sector’s troubles have made utility earnings,

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

and thus, their dividends less predictable. In addition, de-regulation has brought competition into what was once a monopoly business in many markets.

Performance for the reporting period was negative among each of the Fund’s ten largest holdings as of April 30, 2009. Exelon Corp., the nation’s largest nuclear power plant operator, posted the largest decline. FirstEnergy Corp., which produces electricity for markets in Ohio, Pennsylvania and New Jersey, also produced a significant negative return. Entergy Corp., which produces electric power for the Southwest and Southeast U.S., also declined notably. PG&E Corp., a California-based utility, fared the best among the top ten holdings, nearly breaking even for the reporting period.

18	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES EPAC SELECT DIVIDEND INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(46.81)%	(47.06)%	(46.55)%	(31.87)%	(32.29)%	(31.52)%	(51.60)%	(52.15)%	(51.12)%

Total returns for the period since inception are calculated from the inception date of the Fund (6/11/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/15/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES EPAC SELECT DIVIDEND INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Sector*	Percentage of Net Assets
Financial	27.45%

Industrial	22.49

Consumer Cyclical	12.21

Basic Materials	9.18

Energy	8.93

Communications	8.36

Consumer Non-Cyclical	4.61

Utilities	4.42

Diversified	1.45

Technology	0.19

Short-Term and Other Net Assets	0.71

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Commonwealth Bank of Australia (Australia)	3.81%

VTech Holdings Ltd. (Hong Kong)	3.79

Wesfarmers Ltd. (Australia)	3.24

Incitec Pivot Ltd. (Australia)	2.89

Provident Financial PLC (United Kingdom)	2.81

PPR SA (France)	2.70

Eni SpA (Italy)	2.66

National Australia Bank Ltd. (Australia)	2.33

Close Brothers Group PLC (United Kingdom)	2.12

Metso OYJ (Finland)	1.95

TOTAL	28.30%

The iShares Dow Jones EPAC Select Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones EPAC Select Dividend Index (the “Index”). The Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. The Index is comprised of 100 of the highest dividend-yielding securities (excluding real estate investment trusts) in the Dow Jones World Developed-Ex. U.S. Index, a broad-based index representative of the Europe, Pacific, Asia and Canada (“EPAC”) regions, which covers developed markets, excluding the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (46.81)%, while the total return for the Index was (46.55)%.

The global equity markets fell sharply for the reporting period. Stocks declined significantly in response to one of the most severe global economic downturns since World War II. The economic malaise began in the U.S., where a recession took hold in late 2007 and remained in place through the end of the reporting period, and then spread to Europe and Asia in mid-2008. Another factor contributing to the sharp decline in stocks was a liquidity crisis in the credit markets that led to substantial losses and distressed balance sheets for many financial companies worldwide. By the fall of 2008, the financial sector had deteriorated to the point that several high-profile financial firms were in or near bankruptcy, setting in motion unprecedented government intervention on a global scale to prevent a systemic collapse.

The dual challenges of a global recession and a persistent credit crisis weighed on corporate earnings and investor confidence, leading to a sharp drop in equity markets worldwide. However, the decline would have been much greater if not for a sizable stock market rally during the last seven weeks of the reporting period. Evidence of economic “green shoots” – early signs of stabilization in the economy, particularly in the U.S. – and an appeared growing confidence in the coordinated efforts of governments worldwide to resuscitate the banking sector helped stocks end the period on a positive note.

Among the EPAC regions, European stocks posted the largest losses as rising unemployment and economic weakness spread across the Continent. A stronger U.S. dollar, which gained versus the euro during the reporting period, further depressed European equity returns for U.S. investors. Markets in Asia and the Pacific Rim held up the best, led by Japan and Hong Kong, though a widening trade gap in Japan

20	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES EPAC SELECT DIVIDEND INDEX FUND

contributed to significant underperformance in the last four months of the reporting period. The Canadian market landed in between, posting a return in line with the broad global equity indexes.

Dividend-paying foreign stocks, as represented by the Index, underperformed the broad international equity indexes for the reporting period. Financial stocks, which comprised more than one-quarter of the Index as of the end of the period, contributed strongly to the underperformance as the credit crunch and accompanying turmoil weighed on the financial sector. Industrial stocks, which also represented a large sector weighting within the Index, also struggled, further dampening performance. In addition, healthcare stocks, which were the best performers in aggregate in the global equity markets, were not represented in the Index.

Nine of the Fund’s ten largest holdings as of April 30, 2009, declined for the reporting period. The weakest performers were Australian fertilizer producer Incitec Pivot Ltd. and Finnish machinery manufacturer Metso OYJ, both of which declined by more than 60%. Incitec Pivot slashed its dividend and lowered its profit outlook in the face of a steep decline in fertilizer prices, while Metso experienced a drop-off in new orders amid weakness in the company’s primary end markets of construction, mining, and paper producers. Other notable decliners included Australian industrial conglomerate Wesfarmers Ltd. and financial company National Australia Bank Ltd. The only stock among the Fund’s top ten holdings to advance for the reporting period was Hong Kong consumer electronics maker VTech Holdings Ltd., which benefited from resilient sales of its cordless phones and electronic learning products.

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(38.17)%	(38.18)%	(37.00)%	(4.78)%	(4.81)%	(4.04)%	(3.06)%	(3.07)%	(2.34)%

Cumulative Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(38.17)%	(38.18)%	(37.00)%	(21.71)%	(21.85)%	(18.64)%	(15.68)%	(15.74)%	(12.21)%

Total returns for the period since inception are calculated from the inception date of the Fund (11/3/03). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/7/03), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

22	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Sector	Percentage of Net Assets
Utilities	24.17%

Consumer Non-Cyclical	19.53

Financial	17.40

Industrial	15.89

Basic Materials	9.16

Consumer Cyclical	5.64

Energy	4.53

Communications	2.11

Technology	1.21

Short-Term and Other Net Assets	0.36

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Eastman Chemical Co.	2.00%

Entergy Corp.	1.93

Chevron Corp.	1.81

Watsco Inc.	1.80

PPG Industries Inc.	1.80

Kimberly-Clark Corp.	1.74

Clorox Co. (The)	1.66

Pinnacle West Capital Corp.	1.65

FPL Group Inc.	1.64

Eaton Corp.	1.60

TOTAL	17.63%

The iShares Dow Jones Select Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Dividend Index (the “Index”). The Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis overtime. The Index is comprised of 100 of the highest dividend-yielding securities (excluding real estate investment trusts (REITs)) in the Dow Jones U.S. Index, a broad-based index representative of the total market for U.S. equity securities. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (38.17)%, while the total return for the Index was (37.00)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

In a declining market, investors generally place a greater premium on dividends since capital appreciation becomes less likely. However, in order to pay dividends, companies need to be profitable, which became increasingly difficult in the weak economic environment. A record number of companies cut their dividends in the first quarter of 2009. In addition, the first quarter also set a record for the fewest number

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

of companies to raise their dividends. As a result, the Index, which consists of traditionally high dividend-yielding securities, struggled along with the broader stock market.

Among the Fund’s ten largest holdings as of April 30, 2009, performance was primarily negative for the reporting period. Electric power producer Entergy Corp. and chemical firm Eastman Chemical Co. posted the largest declines. Chevron Corp. and PPG Industries Inc. also generated notable declines. Watsco Inc., a distributor of air conditioning, heating and refrigeration equipment, held up the best, trading nearly flat for the reporting period.

24	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(38.06)%	(38.06)%	(37.99)%	2.55%	2.52%	3.03%	3.05%	3.05%	3.41%

Cumulative Total Returns

Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(38.06)%	(38.06)%	(37.99)%	13.43%	13.25%	16.12%	18.20%	18.20%	20.54%

Total returns for the period since inception are calculated from the inception date of the Fund (10/6/03). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/10/03), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Transportation	89.24%

Trucking & Leasing	5.73

Airlines	4.90

Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Burlington Northern Santa Fe Corp.	11.18%

FedEx Corp.	9.42

United Parcel Service Inc. Class B	9.28

Union Pacific Corp.	8.19

Norfolk Southern Corp.	5.88

GATX Corp.	5.73

Alexander & Baldwin Inc.	5.67

Expeditors International Washington Inc.	5.56

J.B. Hunt Transport Services Inc.	5.31

C.H. Robinson Worldwide Inc.	5.26

TOTAL	71.48%

The iShares Dow Jones Transportation Average Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones Transportation Average Index (the “Index”). The Index measures the performance of the transportation sector of the U.S. equity market, and includes companies in the following primary groups: airlines, trucking, railroads, air freight, transportation services and industrial services. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (38.06)%, while the total return for the Index was (37.99)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Transportation-related companies, as represented by the Index, generally performed poorly during the reporting period and slightly underperformed the broad market. As would be expected in a recession, lower demand for travel and lower freight volume hurt returns for transportation companies, despite an environment of falling fuel prices. However, despite weak travel trends, stock prices rallied towards the end of the period as investors appeared to become more optimistic about an eventual economic recovery.

26	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

All of the Fund’s ten largest holdings as of April 30, 2009, delivered negative returns for the reporting period. Railroad companies Burlington Northern Santa Fe Corp., Norfolk Southern Corp. and Union Pacific Corp. all declined sharply. In the package delivery segment, FedEx Corp. and United Parcel Service Inc. also produced notable declines. C.H. Robinson Worldwide Inc., which arranges freight transportation services, produced the least negative return during the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 to April 30, 2009.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/08)	Ending Account Value (4/30/09)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/08 to 4/30/09)
Dow Jones U.S.
Actual	$1,000.00	$ 927.00	0.20%	$0.96
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
Dow Jones U.S. Energy Sector
Actual	1,000.00	905.90	0.48	2.27
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Healthcare Sector
Actual	1,000.00	918.00	0.48	2.28
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Technology Sector
Actual	1,000.00	1,061.30	0.48	2.45
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41

28	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/08)	Ending Account Value (4/30/09)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/08 to 4/30/09)
Dow Jones U.S. Telecommunications Sector
Actual	$1,000.00	$1,094.80	0.48%	$2.49
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Utilities Sector
Actual	1,000.00	890.20	0.48	2.25
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones EPAC Select Dividend
Actual	1,000.00	1,058.10	0.50	2.55
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.50	2.51
Dow Jones Select Dividend
Actual	1,000.00	763.60	0.40	1.75
Hypothetical (5% return before expenses)	1,000.00	1,022.80	0.40	2.01
Dow Jones Transportation Average
Actual	1,000.00	816.00	0.48	2.16
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	29

Schedule of Investments

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.76%

ADVERTISING – 0.16%
Harte-Hanks Inc.	1,819	$15,025
Interpublic Group of Companies Inc. (The)[a]	25,674	160,719
Lamar Advertising Co. Class Aa,b	3,450	58,305
Omnicom Group Inc.	17,089	537,791

		771,840
AEROSPACE & DEFENSE – 1.99%
AAR Corp.[a]	2,001	30,155
Alliant Techsystems Inc.[a]	1,801	143,450
BE Aerospace Inc.[a]	5,347	57,694
Boeing Co. (The)	35,813	1,434,311
Curtiss-Wright Corp.	2,436	77,879
Esterline Technologies Corp.[a]	1,576	41,528
General Dynamics Corp.	17,827	921,121
Goodrich Corp.	6,770	299,776
Kaman Corp.	1,536	25,974
L-3 Communications Holdings Inc.	6,557	499,316
Lockheed Martin Corp.	17,451	1,370,427
Moog Inc. Class Aa	2,021	54,122
Northrop Grumman Corp.	16,605	802,852
Orbital Sciences Corp.[a]	3,093	47,818
Raytheon Co.	22,731	1,028,123
Rockwell Collins Inc.	8,618	330,500
Spirit AeroSystems Holdings Inc. Class Aa	5,812	74,103
Teledyne Technologies Inc.[a]	1,838	58,687
TransDigm Group Inc.[a]	2,003	70,385
United Technologies Corp.	47,915	2,340,169

		9,708,390
AGRICULTURE – 2.14%
Altria Group Inc.	112,592	1,838,627
Archer-Daniels-Midland Co.	32,025	788,455
Bunge Ltd.	6,603	317,010
Lorillard Inc.	9,209	581,364
Monsanto Co.	29,560	2,509,348
Philip Morris International Inc.	110,450	3,998,290
Reynolds American Inc.	9,182	348,732
Universal Corp.	1,345	40,565

		10,422,391

Security	Shares	Value
AIRLINES – 0.17%
Alaska Air Group Inc.[a]	1,888	$31,681
AMR Corp.[a]	14,891	70,881
Continental Airlines Inc. Class Ba	6,849	72,051
Delta Air Lines Inc.[a]	38,076	234,929
JetBlue Airways Corp.[a]	9,877	48,694
SkyWest Inc.	3,086	37,155
Southwest Airlines Co.	40,101	279,905
UAL Corp.[a]	6,848	33,692

		808,988
APPAREL – 0.47%
Carter’s Inc.[a]	3,059	65,401
Coach Inc.[a]	17,511	429,019
Crocs Inc.[a,b]	4,283	9,637
Deckers Outdoor Corp.[a]	693	39,168
Guess? Inc.	3,307	86,114
Gymboree Corp.[a]	1,610	55,384
Hanesbrands Inc.[a]	4,984	82,037
Jones Apparel Group Inc.	4,334	40,046
Liz Claiborne Inc.	4,802	22,761
Nike Inc. Class B	14,771	775,034
Phillips-Van Heusen Corp.	2,758	80,065
Polo Ralph Lauren Corp.	3,006	161,843
Quiksilver Inc.[a]	7,618	12,570
Timberland Co. Class Aa	2,689	43,669
VF Corp.	4,762	282,244
Warnaco Group Inc. (The)[a]	2,470	71,235
Wolverine World Wide Inc.	2,621	54,595

		2,310,822
AUTO MANUFACTURERS – 0.37%
Ford Motor Co.[a]	152,044	909,223
General Motors Corp.[b]	28,883	55,455
Navistar International Corp.[a]	3,393	128,255
Oshkosh Corp.	4,258	40,877
PACCAR Inc.	18,890	669,462

		1,803,272
AUTO PARTS & EQUIPMENT – 0.22%
BorgWarner Inc.	6,378	184,643
Cooper Tire & Rubber Co.	2,966	24,529
Goodyear Tire & Rubber Co. (The)[a]	13,163	144,661
Johnson Controls Inc.	32,300	614,023

30	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
TRW Automotive Holdings Corp.[a]	3,099	$26,713
WABCO Holdings Inc.	3,801	60,778

		1,055,347
BANKS – 3.67%
Associated Banc-Corp.	6,690	103,494
BancorpSouth Inc.	4,251	98,836
Bank of America Corp.	349,669	3,122,544
Bank of Hawaii Corp.	2,571	90,345
Bank of New York Mellon Corp. (The)	62,249	1,586,104
BB&T Corp.	30,083	702,137
BOK Financial Corp.	1,294	48,732
Cathay General Bancorp[b]	2,674	30,002
Citizens Republic Bancorp Inc.[a]	5,731	9,628
City National Corp.	2,186	80,008
Comerica Inc.	8,342	175,015
Commerce Bancshares Inc.	3,390	112,209
Cullen/Frost Bankers Inc.	3,102	146,073
Discover Financial Services	25,861	210,250
East West Bancorp Inc.	3,431	23,434
F.N.B. Corp.	4,923	37,021
Fifth Third Bancorp	28,745	117,855
First BanCorp (Puerto Rico)	4,318	23,792
First Horizon National Corp.	11,476	132,089
First Midwest Bancorp Inc.	2,495	22,106
FirstMerit Corp.	4,131	80,183
Fulton Financial Corp.	9,568	63,244
Glacier Bancorp Inc.	3,127	47,906
Hancock Holding Co.	1,439	54,495
Huntington Bancshares Inc.	20,265	56,539
International Bancshares Corp.	2,943	39,760
KeyCorp	26,853	165,146
M&T Bank Corp.	4,296	225,325
Marshall & Ilsley Corp.	13,151	76,013
MB Financial Inc.	1,841	25,093
National Penn Bancshares Inc.	4,271	34,552
Northern Trust Corp.	12,161	661,072
Old National Bancorp	3,590	48,932
Pacific Capital Bancorp	2,699	18,731
PacWest Bancorp	1,408	20,515
Park National Corp.[b]	617	41,308
PNC Financial Services Group Inc. (The)	23,351	927,035

Security	Shares	Value
Popular Inc.[b]	14,237	$40,718
PrivateBancorp Inc.[b]	1,619	32,785
Prosperity Bancshares Inc.	2,466	68,481
Provident Bankshares Corp.	1,811	15,919
Regions Financial Corp.	38,050	170,845
State Street Corp.	23,541	803,454
Sterling Bancshares Inc.	3,713	24,691
SunTrust Banks Inc.	19,255	278,042
Susquehanna Bancshares Inc.	4,795	38,648
SVB Financial Group[a]	1,776	36,870
Synovus Financial Corp.	14,703	47,491
TCF Financial Corp.	6,945	96,605
TrustCo Bank Corp. NY	4,042	24,252
Trustmark Corp.	2,643	57,459
U.S. Bancorp	94,373	1,719,476
UCBH Holdings Inc.[b]	5,864	7,506
UMB Financial Corp.	1,673	76,573
Umpqua Holdings Corp.	3,175	30,448
United Bancshares Inc.	2,405	62,386
United Community Banks Inc.[b]	2,570	16,576
Valley National Bancorp[b]	7,245	104,835
Webster Financial Corp.	2,957	15,465
Wells Fargo & Co.	219,661	4,395,417
Westamerica Bancorporation[b]	1,613	86,505
Whitney Holding Corp.	3,418	40,879
Wilmington Trust Corp.	3,636	52,758
Wintrust Financial Corp.	1,362	23,154
Zions Bancorporation[b]	6,309	68,957

		17,894,718
BEVERAGES – 2.26%
Brown-Forman Corp. Class A	871	42,418
Brown-Forman Corp. Class B	4,015	186,698
Coca-Cola Co. (The)	116,345	5,008,652
Coca-Cola Enterprises Inc.	17,327	295,599
Constellation Brands Inc. Class Aa	10,699	124,001
Dr Pepper Snapple Group Inc.[a]	13,967	289,257
Hansen Natural Corp.[a]	3,971	161,858
Molson Coors Brewing Co. Class B	8,515	325,699
Pepsi Bottling Group Inc.	7,274	227,458
PepsiAmericas Inc.	3,543	87,052
PepsiCo Inc.	85,471	4,253,037

		11,001,729

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
BIOTECHNOLOGY – 1.51%
Abraxis BioScience Inc.[a]	309	$14,986
Acorda Therapeutics Inc.[a]	2,071	41,068
Affymetrix Inc.[a]	3,395	15,923
Alexion Pharmaceuticals Inc.[a]	4,195	140,197
Amgen Inc.[a]	57,774	2,800,306
Biogen Idec Inc.[a]	16,212	783,688
Bio-Rad Laboratories Inc. Class Aa	1,037	72,269
Celera Corp.[a]	4,511	36,494
Celgene Corp.[a]	24,799	1,059,413
Charles River Laboratories International Inc.[a]	3,644	100,757
Enzo Biochem Inc.[a]	1,985	8,139
Enzon Pharmaceuticals Inc.[a]	2,261	13,001
Facet Biotech Corp.[a]	1,340	12,529
Genzyme Corp.[a]	14,749	786,564
Illumina Inc.[a,b]	6,814	254,503
Incyte Corp.[a]	4,803	11,335
InterMune Inc.[a]	1,731	23,438
Life Technologies Corp.[a]	9,455	352,672
Martek Biosciences Corp.	1,847	33,652
Millipore Corp.[a]	3,012	178,009
Myriad Genetics Inc.[a]	5,139	199,342
Nektar Therapeutics[a]	5,276	29,546
PDL BioPharma Inc.	6,704	47,934
Regeneron Pharmaceuticals Inc.[a]	3,340	44,288
Savient Pharmaceuticals Inc.[a]	2,941	15,528
Vertex Pharmaceuticals Inc.[a]	8,815	271,678

		7,347,259
BUILDING MATERIALS – 0.16%
Eagle Materials Inc.	2,459	68,360
Lennox International Inc.	2,913	92,896
Martin Marietta Materials Inc.	2,230	187,387
Masco Corp.	19,745	174,941
Owens Corning Inc.[a]	4,849	86,797
Quanex Building Products Corp.	2,387	24,467
Simpson Manufacturing Co. Inc.[b]	2,009	44,720
Texas Industries Inc.	1,402	44,836
USG Corp.[a]	3,570	53,050

		777,454

Security	Shares	Value
CHEMICALS – 1.66%
A. Schulman Inc.	1,196	$18,765
Air Products and Chemicals Inc.	10,764	709,348
Airgas Inc.	3,859	166,400
Albemarle Corp.	4,901	131,445
Ashland Inc.	3,693	81,098
Cabot Corp.	2,635	38,471
Celanese Corp. Series A	7,973	166,157
CF Industries Holdings Inc.	3,073	221,410
Cytec Industries Inc.	2,558	50,802
Dow Chemical Co. (The)	51,118	817,888
E.I. du Pont de Nemours and Co.	49,199	1,372,652
Eastman Chemical Co.	3,730	148,006
Ecolab Inc.	9,611	370,504
FMC Corp.	4,013	195,553
H.B. Fuller Co.	2,576	45,492
Huntsman Corp.	9,236	49,505
International Flavors & Fragrances Inc.	4,300	134,160
Intrepid Potash Inc.[a]	1,985	49,010
Lubrizol Corp.	3,674	158,790
Minerals Technologies Inc.	1,063	39,533
Mosaic Co. (The)	8,168	330,396
Olin Corp.	3,964	49,946
OM Group Inc.[a]	1,619	45,105
PPG Industries Inc.	8,989	395,965
Praxair Inc.	16,813	1,254,418
Rockwood Holdings Inc.[a]	2,416	29,717
RPM International Inc.	7,201	99,518
Sensient Technologies Corp.	2,689	62,869
Sherwin-Williams Co. (The)	5,391	305,346
Sigma-Aldrich Corp.	5,955	261,067
Terra Industries Inc.	5,643	149,539
Valspar Corp. (The)	4,982	119,568
W.R. Grace & Co.[a]	3,086	27,249
Zep Inc.	1,091	14,761

		8,110,453
COAL – 0.21%
Alpha Natural Resources Inc.[a]	3,757	76,943
Arch Coal Inc.	7,698	107,541
CONSOL Energy Inc.	9,961	311,580
Foundation Coal Holdings Inc.	2,462	39,983

32	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
International Coal Group Inc.[a,b]	5,863	$11,667
Massey Energy Co.	4,578	72,836
Patriot Coal Corp.[a,b]	2,892	18,220
Peabody Energy Corp.	14,486	382,286

		1,021,056
COMMERCIAL SERVICES – 1.92%
Aaron’s Inc.	2,437	81,786
Accenture Ltd. Class A	33,841	995,941
Administaff Inc.	1,282	34,178
Alliance Data Systems Corp.[a]	3,517	147,257
Apollo Group Inc. Class Aa	7,583	477,350
Arbitron Inc.	1,551	32,292
Brinks Home Security Holdings Inc.[a]	2,455	65,254
Career Education Corp.[a]	4,992	110,024
Chemed Corp.	1,173	49,653
Convergys Corp.[a]	6,406	64,765
Corinthian Colleges Inc.[a]	4,302	66,251
Corporate Executive Board Co. (The)	1,828	31,588
Corrections Corp. of America[a]	6,827	96,466
Deluxe Corp.	2,734	39,643
DeVry Inc.	3,364	143,172
Equifax Inc.	6,879	200,592
Forrester Research Inc.[a]	744	18,905
FTI Consulting Inc.[a]	2,778	152,457
Gartner Inc.[a]	3,549	47,947
H&R Block Inc.	18,577	281,256
Hertz Global Holdings Inc.[a]	7,067	48,056
Hewitt Associates Inc. Class Aa	4,688	147,016
Hillenbrand Inc.	3,563	64,775
HMS Holdings Corp.[a]	1,344	40,293
Huron Consulting Group Inc.[a]	1,136	54,471
Interactive Data Corp.	1,922	43,207
Iron Mountain Inc.[a]	10,044	286,154
ITT Educational Services Inc.[a,b]	2,138	215,446
Lender Processing Services Inc.	5,193	148,831
Live Nation Inc.[a]	3,801	14,862
Manpower Inc.	4,293	184,985
McKesson Corp.	14,936	552,632
Monster Worldwide Inc.[a]	6,525	90,045
Moody’s Corp.	10,400	307,008
MPS Group Inc.[a]	5,232	42,065
Navigant Consulting Inc.[a]	2,664	39,187

Security	Shares	Value
PAREXEL International Corp.[a]	3,140	$31,117
Pharmaceutical Product Development Inc.	5,710	111,973
PHH Corp.[a]	2,861	48,008
Pre-Paid Legal Services Inc.[a]	460	16,942
Quanta Services Inc.[a]	10,640	241,847
R.R. Donnelley & Sons Co.	11,072	128,989
Rent-A-Center Inc.[a]	3,788	72,919
Resources Connection Inc.[a]	2,448	47,858
Robert Half International Inc.	8,386	201,432
SAIC Inc.[a]	11,018	199,426
Service Corp. International	13,999	63,415
Sotheby’s	3,583	41,599
Spherion Corp.[a]	2,941	10,558
Stewart Enterprises Inc. Class A	4,772	16,654
Strayer Education Inc.	768	145,467
TeleTech Holdings Inc.[a]	1,915	25,412
Ticketmaster Entertainment Inc.[a]	2,169	11,409
TrueBlue Inc.[a]	2,689	26,110
United Rentals Inc.[a]	2,537	15,374
Viad Corp.	1,168	22,285
Visa Inc. Class A	24,433	1,587,168
VistaPrint Ltd.[a,b]	2,188	75,158
Watson Wyatt Worldwide Inc. Class A	2,290	121,484
Weight Watchers International Inc.	2,031	50,531
Western Union Co.	39,256	657,538

		9,386,483
COMPUTERS – 5.13%
Affiliated Computer Services Inc. Class Aa	5,021	242,916
Apple Inc.[a]	48,574	6,112,066
Brocade Communications Systems Inc.[a]	20,896	120,779
CACI International Inc. Class Aa	1,640	64,862
Cadence Design Systems Inc.[a]	14,528	81,066
Cognizant Technology Solutions Corp. Class Aa	15,602	386,774
Computer Sciences Corp.[a]	8,321	307,544
Dell Inc.[a]	94,083	1,093,244
Diebold Inc.	3,646	96,364
DST Systems Inc.[a]	2,221	80,334

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
Electronics For Imaging Inc.[a]	2,725	$26,759
EMC Corp.[a]	111,652	1,399,000
FactSet Research Systems Inc.[b]	2,325	124,597
Hewlett-Packard Co.	131,579	4,734,212
IHS Inc. Class Aa	2,633	108,901
Imation Corp.	1,799	17,990
International Business Machines Corp.	74,016	7,639,191
Jack Henry & Associates Inc.	4,649	83,775
Lexmark International Inc. Class Aa	4,362	85,582
Mentor Graphics Corp.[a]	5,443	36,577
MICROS Systems Inc.[a]	4,300	90,214
NCR Corp.[a]	8,443	85,696
NetApp Inc.[a]	18,035	330,040
Palm Inc.[a]	6,768	70,996
Perot Systems Corp. Class Aa	4,916	69,119
SanDisk Corp.[a]	12,439	195,541
Seagate Technology	26,879	219,333
SRA International Inc. Class Aa	2,445	37,629
Sun Microsystems Inc.[a]	40,099	367,307
Synaptics Inc.[a,b]	1,855	60,250
Synopsys Inc.[a]	7,769	169,209
Teradata Corp.[a]	9,686	161,950
Unisys Corp.[a]	17,395	21,222
Western Digital Corp.[a]	12,146	285,674

		25,006,713

COSMETICS & PERSONAL CARE – 2.14%
Alberto-Culver Co.	4,787	106,702
Avon Products Inc.	23,229	528,692
Chattem Inc.[a]	956	52,494
Colgate-Palmolive Co.	27,803	1,640,377
Estee Lauder Companies Inc. (The) Class A	6,099	182,360
Procter & Gamble Co. (The)	160,105	7,915,591

		10,426,216

DISTRIBUTION & WHOLESALE – 0.32%
Brightpoint Inc.[a]	2,530	13,181
Central European Distribution Corp.[a]	2,068	46,323
Fastenal Co.[b]	7,623	292,418
Genuine Parts Co.	8,799	298,814
Ingram Micro Inc. Class Aa	7,874	114,330
LKQ Corp.[a]	7,625	129,472

Security	Shares	Value
Owens & Minor Inc.	2,186	$75,810
Pool Corp.	2,685	47,954
Tech Data Corp.[a]	2,884	83,030
United Stationers Inc.[a]	1,319	43,171
W.W. Grainger Inc.	3,528	295,929
Watsco Inc.	1,397	60,001
WESCO International Inc.[a]	2,403	62,478

		1,562,911

DIVERSIFIED FINANCIAL SERVICES – 4.11%
Affiliated Managers Group Inc.[a]	2,222	126,321
American Express Co.	56,607	1,427,629
AmeriCredit Corp.[a]	3,337	33,937
Ameriprise Financial Inc.	11,775	310,271
BlackRock Inc.	1,099	161,025
Capital One Financial Corp.	21,488	359,709
Charles Schwab Corp. (The)	51,347	948,893
CIT Group Inc.	21,439	47,595
Citigroup Inc.[b]	296,846	905,380
CME Group Inc.	3,652	808,370
E*TRADE Financial Corp.[a,b]	25,080	35,864
Eaton Vance Corp.	6,332	173,307
Federated Investors Inc. Class B	5,178	118,473
Franklin Resources Inc.	8,652	523,273
GLG Partners Inc.[b]	10,647	25,446
Goldman Sachs Group Inc. (The)	23,058	2,962,953
Greenhill & Co. Inc.	649	50,317
IntercontinentalExchange Inc.[a]	3,941	345,232
Invesco Ltd.	21,237	312,609
Investment Technology Group Inc.[a]	2,475	56,380
Janus Capital Group Inc.	8,528	85,536
Jefferies Group Inc.[b]	6,314	123,565
JPMorgan Chase & Co.	203,923	6,729,459
Knight Capital Group Inc. Class Aa	5,033	77,961
Lazard Ltd. Class A	4,153	113,377
Legg Mason Inc.	7,815	156,847
MF Global Ltd.[a,b]	5,396	32,916
Morgan Stanley	53,623	1,267,648
NASDAQ OMX Group Inc. (The)[a]	8,553	164,474
National Financial Partners Corp.	2,409	17,008
NYSE Euronext Inc.	14,152	327,902
optionsXpress Holdings Inc.	2,645	43,537
Piper Jaffray Companies[a]	1,016	35,225

34	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
Raymond James Financial Inc.[b]	5,367	$84,208
SLM Corp.[a]	25,363	122,503
Stifel Financial Corp.[a]	1,393	68,577
SWS Group Inc.	1,366	17,471
T. Rowe Price Group Inc.	14,153	545,174
TD Ameritrade Holding Corp.[a]	12,960	206,194
Waddell & Reed Financial Inc. Class A	4,784	107,209

		20,059,775

ELECTRIC – 3.51%
AES Corp. (The)[a]	36,572	258,564
Allegheny Energy Inc.	9,068	235,043
ALLETE Inc.	1,523	39,659
Alliant Energy Corp.	6,010	134,384
Ameren Corp.	11,370	261,737
American Electric Power Co. Inc.	22,163	584,660
Avista Corp.	3,154	47,468
Black Hills Corp.	2,030	40,356
Calpine Corp.[a,b]	19,516	158,275
CenterPoint Energy Inc.	16,830	179,071
Cleco Corp.	3,221	67,931
CMS Energy Corp.	12,403	149,084
Consolidated Edison Inc.	14,921	554,017
Constellation Energy Group Inc.	9,726	234,202
Dominion Resources Inc.	31,694	955,891
DPL Inc.[b]	6,326	141,892
DTE Energy Co.	9,019	266,692
Duke Energy Corp.	68,375	944,259
Dynegy Inc. Class Aa	27,429	48,824
Edison International	16,381	467,022
El Paso Electric Co.[a]	2,424	33,451
Entergy Corp.	10,328	668,945
Exelon Corp.	36,089	1,664,786
FirstEnergy Corp.	16,690	682,621
FPL Group Inc.	20,480	1,101,619
Great Plains Energy Inc.	6,521	94,359
Hawaiian Electric Industries Inc.	4,800	74,592
IDACORP Inc.	2,419	57,983
Integrys Energy Group Inc.	4,151	109,628
ITC Holdings Corp.	2,660	115,790
MDU Resources Group Inc.	9,049	158,991
Mirant Corp.[a]	8,495	108,141

Security	Shares	Value
Northeast Utilities	9,451	$198,660
NorthWestern Corp.	2,030	42,468
NRG Energy Inc.[a]	12,618	226,872
NSTAR	5,862	184,125
NV Energy Inc.	12,879	132,010
OGE Energy Corp.	5,238	134,669
Pepco Holdings Inc.	11,642	139,122
PG&E Corp.	19,942	740,247
Pinnacle West Capital Corp.	5,483	150,125
PNM Resources Inc.	4,312	36,738
Portland General Electric Co.	4,095	74,816
PPL Corp.	20,394	609,985
Progress Energy Inc.	14,293	487,677
Public Service Enterprise Group Inc.	27,723	827,254
Reliant Energy Inc.[a]	19,685	97,638
SCANA Corp.	5,935	179,356
Southern Co.	42,560	1,229,133
TECO Energy Inc.	10,770	114,054
UniSource Energy Corp.	1,889	49,718
Westar Energy Inc.	5,882	103,111
Wisconsin Energy Corp.	6,334	253,107
Xcel Energy Inc.	24,490	451,596

		17,102,418

ELECTRICAL COMPONENTS & EQUIPMENT – 0.49%
AMETEK Inc.	5,782	186,238
Belden Inc.	2,573	41,477
Emerson Electric Co.	41,317	1,406,431
Energizer Holdings Inc.[a]	3,149	180,438
Energy Conversion Devices Inc.[a,b]	2,441	44,866
EnerSys Inc.[a]	2,282	38,908
General Cable Corp.[a]	2,888	78,380
GrafTech International Ltd.[a]	6,635	58,322
Hubbell Inc. Class B	2,675	88,810
Littelfuse Inc.[a]	1,115	18,275
Molex Inc.	3,478	57,978
Molex Inc. Class A	4,044	61,833
SunPower Corp. Class Aa,b	2,374	65,000
SunPower Corp. Class Ba	2,252	57,111

		2,384,067

ELECTRONICS – 0.91%
Agilent Technologies Inc.[a]	19,006	347,050
Amphenol Corp. Class A	9,553	323,274

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
Arrow Electronics Inc.[a]	6,521	$148,288
Avnet Inc.[a]	8,186	179,192
AVX Corp.	2,879	28,819
Benchmark Electronics Inc.[a]	3,617	43,874
Brady Corp. Class A	2,699	56,868
Checkpoint Systems Inc.[a]	2,109	25,624
CTS Corp.	1,584	9,615
Cymer Inc.[a,b]	1,588	45,115
Dionex Corp.[a]	981	61,803
Dolby Laboratories Inc. Class Aa	2,866	115,013
Electro Scientific Industries Inc.[a]	1,335	11,481
Flextronics International Ltd.[a]	44,756	173,653
FLIR Systems Inc.[a,b]	7,731	171,474
Garmin Ltd.[b]	6,576	165,649
Gentex Corp.	7,676	102,628
Itron Inc.[a]	1,829	84,134
Jabil Circuit Inc.	11,117	90,048
Methode Electronics Inc.	1,837	11,059
Mettler-Toledo International Inc.[a]	1,863	114,817
National Instruments Corp.	3,007	66,274
Park Electrochemical Corp.	909	18,725
PerkinElmer Inc.	6,594	96,075
Plexus Corp.[a]	2,259	50,037
Sanmina-SCI Corp.[a]	30,371	17,008
Taser International Inc.[a]	3,628	17,414
Thermo Fisher Scientific Inc.[a]	22,903	803,437
Thomas & Betts Corp.[a]	2,985	92,893
Trimble Navigation Ltd.[a]	6,620	141,933
Tyco Electronics Ltd.	24,853	433,436
Varian Inc.[a]	1,615	53,327
Vishay Intertechnology Inc.[a]	9,825	57,673
Waters Corp.[a]	5,523	243,951
Woodward Governor Co.	3,131	62,495

		4,464,156

ENERGY - ALTERNATE SOURCES – 0.12%
Covanta Holding Corp.[a]	6,743	95,144
Evergreen Solar Inc.[a,b]	8,117	19,724
First Solar Inc.[a,b]	2,478	464,105

		578,973

ENGINEERING & CONSTRUCTION – 0.36%
AECOM Technology Corp.[a]	4,345	111,797
Dycom Industries Inc.[a]	2,277	19,172

Security	Shares	Value
EMCOR Group Inc.[a]	3,467	$72,079
Fluor Corp.	9,854	373,171
Foster Wheeler AGa	6,918	148,945
Granite Construction Inc.	1,743	68,761
Insituform Technologies Inc. Class Aa	1,908	29,250
Jacobs Engineering Group Inc.[a]	6,757	257,036
KBR Inc.	8,958	139,924
McDermott International Inc.[a]	12,235	197,473
Shaw Group Inc. (The)[a]	4,541	152,260
URS Corp.[a]	4,554	200,649

		1,770,517

ENTERTAINMENT – 0.17%
Ascent Media Corp. Class Aa	710	18,290
Bally Technologies Inc.[a]	2,970	77,755
DreamWorks Animation SKG Inc. Class Aa	3,222	77,360
International Game Technology	16,053	198,255
International Speedway Corp. Class A	1,547	36,633
Macrovision Solutions Corp.[a]	4,604	93,093
Penn National Gaming Inc.[a]	3,727	126,793
Pinnacle Entertainment Inc.[a]	3,138	39,162
Regal Entertainment Group Class A	4,437	57,947
Scientific Games Corp. Class Aa,b	3,910	68,386
Vail Resorts Inc.[a]	1,576	46,019

		839,693

ENVIRONMENTAL CONTROL – 0.36%
Calgon Carbon Corp.[a]	2,958	50,227
Clean Harbors Inc.[a]	1,095	54,859
Darling International Inc.[a]	4,361	24,945
Mine Safety Appliances Co.	1,735	42,768
Nalco Holding Co.	7,525	122,808
Republic Services Inc.	16,895	354,795
Stericycle Inc.[a]	4,674	220,052
Tetra Tech Inc.[a]	3,217	79,010
Waste Connections Inc.[a]	4,320	111,370
Waste Management Inc.	27,009	720,330

		1,781,164

FOOD – 1.86%
Campbell Soup Co.	12,152	312,549
Chiquita Brands International Inc.[a]	2,533	19,175
ConAgra Foods Inc.	24,526	434,110

36	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
Corn Products International Inc.	4,085	$97,631
Dean Foods Co.[a]	8,562	177,233
Del Monte Foods Co.	11,119	83,948
Flowers Foods Inc.	4,675	107,993
Fresh Del Monte Produce Inc.[a]	2,423	35,182
General Mills Inc.	16,896	856,458
H.J. Heinz Co.	17,098	588,513
Hain Celestial Group Inc.[a]	2,038	34,014
Hershey Co. (The)	8,456	305,600
Hormel Foods Corp.	4,076	127,538
J.M. Smucker Co. (The)	6,501	256,139
Kellogg Co.	13,087	551,094
Kraft Foods Inc. Class A	73,495	1,719,783
Kroger Co. (The)	33,234	718,519
McCormick & Co. Inc. NVS	5,889	173,431
Ralcorp Holdings Inc.[a]	3,111	177,825
Ruddick Corp.	2,261	58,017
Safeway Inc.	23,533	464,777
Sara Lee Corp.	35,950	299,104
Smithfield Foods Inc.[a]	7,199	62,199
SUPERVALU Inc.	11,774	192,505
Sysco Corp.	32,126	749,500
Tootsie Roll Industries Inc.	1,235	30,072
TreeHouse Foods Inc.[a]	1,729	45,974
Tyson Foods Inc. Class A	16,799	177,061
United Natural Foods Inc.[a]	2,104	47,929
Whole Foods Market Inc.[b]	7,686	159,331

		9,063,204

FOREST PRODUCTS & PAPER – 0.33%
Domtar Corp.[a]	26,471	48,177
International Paper Co.	23,548	298,118
Louisiana-Pacific Corp.	5,588	22,743
MeadWestvaco Corp.	8,736	136,806
Plum Creek Timber Co. Inc.	9,065	312,924
Potlatch Corp.	2,115	62,202
Rayonier Inc.	4,254	164,289
Rock-Tenn Co. Class A	2,030	76,653
Temple-Inland Inc.	4,911	58,637
Wausau Paper Corp.	2,807	24,505
Weyerhaeuser Co.	11,517	406,089

		1,611,143

Security	Shares	Value
GAS – 0.40%
AGL Resources Inc.	4,131	$128,763
Atmos Energy Corp.	4,938	122,018
Energen Corp.	3,586	129,526
Laclede Group Inc. (The)	1,111	38,529
New Jersey Resources Corp.	2,292	75,453
Nicor Inc.	2,435	78,261
NiSource Inc.	15,227	167,345
Northwest Natural Gas Co.	1,476	60,368
Piedmont Natural Gas Co.	3,697	90,281
Sempra Energy	12,354	568,531
South Jersey Industries Inc.	1,563	54,252
Southern Union Co.	5,620	89,414
Southwest Gas Corp.	2,516	50,848
UGI Corp.	5,887	135,048
Vectren Corp.	4,432	98,257
WGL Holdings Inc.	2,748	85,573

		1,972,467

HAND & MACHINE TOOLS – 0.15%
Baldor Electric Co.	2,223	51,574
Black & Decker Corp. (The)	3,359	135,368
Kennametal Inc.	4,036	82,536
Lincoln Electric Holdings Inc.	2,176	96,897
Regal Beloit Corp.	1,829	74,312
Snap-On Inc.	3,170	107,526
Stanley Works (The)	4,271	162,426

		710,639

HEALTH CARE - PRODUCTS – 4.02%
Alcon Inc.	4,194	385,890
American Medical Systems Holdings Inc.[a]	4,149	51,323
Baxter International Inc.	33,562	1,627,757
Beckman Coulter Inc.	3,382	177,758
Becton, Dickinson and Co.	12,353	747,109
Boston Scientific Corp.[a]	80,822	679,713
C.R. Bard Inc.	5,401	386,874
Cepheid Inc.[a]	3,307	32,078
Cooper Companies Inc. (The)	2,441	70,179
Covidien Ltd.	27,478	906,225
DENTSPLY International Inc.	7,601	217,541
Edwards Lifesciences Corp.[a]	3,097	196,288
Gen-Probe Inc.[a]	2,955	142,313

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
Haemonetics Corp.[a]	1,356	$70,010
Henry Schein Inc.[a]	4,880	200,275
Hill-Rom Holdings Inc.	3,337	43,314
Hologic Inc.[a]	13,943	207,193
IDEXX Laboratories Inc.[a,b]	3,294	129,454
Immucor Inc.[a]	3,788	61,707
Intuitive Surgical Inc.[a,b]	2,158	310,169
Invacare Corp.	1,626	25,024
Inverness Medical Innovations Inc.[a]	4,280	138,201
Johnson & Johnson	151,093	7,911,229
Kinetic Concepts Inc.[a]	2,953	73,116
Masimo Corp.[a]	2,702	78,088
Medtronic Inc.	61,389	1,964,448
NuVasive Inc.[a]	2,046	77,543
Patterson Companies Inc.[a]	5,471	111,937
PSS World Medical Inc.[a]	3,191	46,333
ResMed Inc.[a]	4,084	157,030
St. Jude Medical Inc.[a]	18,773	629,271
Steris Corp.	2,937	70,782
Stryker Corp.	16,602	642,663
TECHNE Corp.	2,086	119,361
Thoratec Corp.[a]	2,789	81,048
Varian Medical Systems Inc.[a]	6,797	226,816
West Pharmaceutical Services Inc.	1,787	58,346
Zimmer Holdings Inc.[a]	12,284	540,373

		19,594,779

HEALTH CARE - SERVICES – 1.22%
Aetna Inc.	25,115	552,781
Amedisys Inc.[a]	1,416	47,493
AMERIGROUP Corp.[a]	2,940	87,818
Brookdale Senior Living Inc.[b]	2,123	21,888
Centene Corp.[a]	2,249	41,314
Community Health Systems Inc.[a]	5,224	119,316
Covance Inc.[a]	3,528	138,580
Coventry Health Care Inc.[a]	7,961	126,660
DaVita Inc.[a]	5,720	265,236
Health Management Associates Inc. Class Aa	12,966	60,551
Health Net Inc.[a]	5,796	83,694
HealthSouth Corp.[a]	4,813	45,098
Healthways Inc.[a]	1,814	18,920
Humana Inc.[a]	9,254	266,330

Security	Shares	Value
Laboratory Corp. of America Holdings[a]	5,867	$376,368
LifePoint Hospitals Inc.[a,b]	2,887	74,629
Lincare Holdings Inc.[a]	4,068	98,161
Magellan Health Services Inc.[a]	2,077	61,396
MEDNAX Inc.[a]	2,509	90,073
Odyssey Healthcare Inc.[a]	1,783	18,472
Psychiatric Solutions Inc.[a]	2,740	53,129
Quest Diagnostics Inc.	8,010	411,153
UnitedHealth Group Inc.	67,201	1,580,568
Universal Health Services Inc. Class B	2,592	130,637
WellCare Health Plans Inc.[a]	2,244	33,682
WellPoint Inc.[a]	27,191	1,162,687

		5,966,634

HOLDING COMPANIES - DIVERSIFIED – 0.06%
Leucadia National Corp.[a]	9,550	202,746
Walter Energy Inc.	3,004	68,491

		271,237

HOME BUILDERS – 0.21%
Centex Corp.	6,841	74,841
D.R. Horton Inc.	15,430	201,362
KB Home	4,055	73,274
Lennar Corp. Class A	7,277	70,878
M.D.C. Holdings Inc.	2,056	70,274
NVR Inc.[a]	273	137,966
Pulte Homes Inc.	11,365	130,811
Ryland Group Inc.	2,137	44,257
Thor Industries Inc.[b]	1,949	44,808
Toll Brothers Inc.[a]	7,248	146,844
Winnebago Industries Inc.	2,169	19,109

		1,014,424

HOME FURNISHINGS – 0.06%
Ethan Allen Interiors Inc.	1,423	19,139
Harman International Industries Inc.	3,330	60,573
Tempur-Pedic International Inc.	4,064	52,263
Whirlpool Corp.	3,997	180,505

		312,480

HOUSEHOLD PRODUCTS & WARES – 0.53%
American Greetings Corp. Class A	2,450	19,232
Avery Dennison Corp.	5,162	148,356

38	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
Blyth Inc.	389	$17,147
Church & Dwight Co. Inc.	3,874	210,784
Clorox Co. (The)	7,608	426,428
Fortune Brands Inc.	8,265	324,897
Fossil Inc.[a]	2,455	49,493
Jarden Corp.[a]	3,987	80,139
Kimberly-Clark Corp.	22,637	1,112,382
Scotts Miracle-Gro Co. (The) Class A	2,407	81,284
Tupperware Brands Corp.	3,442	86,153
WD-40 Co.	908	24,570

		2,580,865

HOUSEWARES – 0.04%
Newell Rubbermaid Inc.	15,144	158,255
Toro Co. (The)	1,935	58,785

		217,040

INSURANCE – 2.91%
ACE Ltd.	18,166	841,449
Aflac Inc.	25,419	734,355
Alleghany Corp.[a]	331	83,961
Allied World Assurance Holdings Ltd.	1,883	69,935
Allstate Corp. (The)	29,314	683,896
Ambac Financial Group Inc.[b]	15,152	13,788
American Financial Group Inc.	4,241	74,557
American International Group Inc.	130,572	180,189
American National Insurance Co.	867	58,843
Aon Corp.	13,038	550,204
Arch Capital Group Ltd.[a]	2,684	155,082
Argo Group International Holdings Ltd.[a]	1,674	46,855
Arthur J. Gallagher & Co.	5,170	116,222
Aspen Insurance Holdings Ltd.	4,111	96,937
Assurant Inc.	6,474	158,225
Assured Guaranty Ltd.	3,464	33,462
Axis Capital Holdings Ltd.	7,697	189,654
Brown & Brown Inc.	6,163	119,932
Chubb Corp.	19,394	755,396
CIGNA Corp.	14,796	291,629
Cincinnati Financial Corp.	8,398	201,132
Delphi Financial Group Inc. Class A	2,310	39,894
Endurance Specialty Holdings Ltd.	2,753	72,018
Erie Indemnity Co. Class A	1,730	61,104
Everest Re Group Ltd.	3,200	238,848

Security	Shares	Value
Fidelity National Financial Inc. Class A	11,459	$207,752
First American Corp.[b]	4,492	126,135
Genworth Financial Inc. Class A	23,153	54,641
Hanover Insurance Group Inc. (The)	2,751	82,475
Hartford Financial Services Group Inc. (The)	17,833	204,545
HCC Insurance Holdings Inc.	6,384	152,705
Horace Mann Educators Corp.	2,042	17,929
IPC Holdings Ltd.	2,648	68,954
Lincoln National Corp.	14,054	157,967
Loews Corp.	19,322	480,925
Markel Corp.[a]	533	152,971
Marsh & McLennan Companies Inc.	27,824	586,808
Max Capital Group Ltd.	2,640	43,692
MBIA Inc.[a]	12,686	60,005
Mercury General Corp.	1,479	49,961
MetLife Inc.	27,617	821,606
MGIC Investment Corp.[b]	6,534	16,727
Montpelier Re Holdings Ltd.	4,567	56,905
Old Republic International Corp.	12,434	116,507
PartnerRe Ltd.	2,993	204,093
Platinum Underwriters Holdings Ltd.	2,548	73,306
Principal Financial Group Inc.	13,017	212,698
ProAssurance Corp.[a]	1,684	73,995
Progressive Corp. (The)[a]	34,816	531,988
Protective Life Corp.	3,841	32,917
Prudential Financial Inc.	23,152	668,630
Reinsurance Group of America Inc.	3,872	123,091
RenaissanceRe Holdings Ltd.	3,307	160,919
RLI Corp.	1,055	50,672
Selective Insurance Group Inc.	2,957	43,645
StanCorp Financial Group Inc.	2,704	74,171
Torchmark Corp.	4,628	135,739
Tower Group Inc.	1,955	53,156
Transatlantic Holdings Inc.	1,394	52,874
Travelers Companies Inc. (The)	31,984	1,315,822
Unitrin Inc.	2,675	45,475
Unum Group	17,992	293,989
W.R. Berkley Corp.	7,647	182,840
White Mountains Insurance Group Ltd.	417	79,780

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
Willis Group Holdings Ltd.	9,050	$248,966
XL Capital Ltd. Class A	18,224	173,310
Zenith National Insurance Corp.	1,966	44,805

		14,203,658

INTERNET – 2.42%
Akamai Technologies Inc.[a]	9,170	201,923
Amazon.com Inc.[a]	16,884	1,359,500
Ariba Inc.[a]	4,464	42,899
Avocent Corp.[a]	2,511	36,259
Check Point Software Technologies Ltd.[a]	9,362	216,918
CyberSource Corp.[a]	3,778	55,197
Digital River Inc.[a]	1,986	76,302
EarthLink Inc.[a]	5,707	43,259
eBay Inc.[a]	59,844	985,631
Equinix Inc.[a,b]	1,773	124,518
Expedia Inc.[a]	11,630	158,284
F5 Networks Inc.[a]	4,303	117,343
Google Inc. Class Aa	13,004	5,149,194
HLTH Corp.[a]	4,824	53,064
IAC/InterActiveCorp.[a]	5,270	84,425
InfoSpace Inc.[a]	2,020	13,393
j2 Global Communications Inc.[a]	2,366	56,760
Liberty Media Corp. - Liberty Interactive Group Series Aa	30,491	161,602
McAfee Inc.[a]	8,345	313,271
Netflix Inc.[a,b]	2,513	113,864
NutriSystem Inc.	1,646	22,616
Priceline.com Inc.[a]	2,240	217,482
RealNetworks Inc.[a]	5,685	13,985
S1 Corp.[a]	2,723	16,883
SonicWALL Inc.[a]	2,735	14,851
Symantec Corp.[a]	44,765	772,196
TIBCO Software Inc.[a]	9,216	58,245
United Online Inc.	4,451	23,590
ValueClick Inc.[a]	4,591	48,665
VeriSign Inc.[a]	10,734	220,906
Websense Inc.[a]	2,437	43,452
Yahoo! Inc.[a]	70,343	1,005,201

		11,821,678

IRON & STEEL – 0.32%
AK Steel Holding Corp.	6,059	78,828
Allegheny Technologies Inc.	4,989	163,290

Security	Shares	Value
Carpenter Technology Corp.	2,536	$52,419
Cliffs Natural Resources Inc.	6,166	142,188
Nucor Corp.	15,542	632,404
Reliance Steel & Aluminum Co.	3,548	124,996
Schnitzer Steel Industries Inc. Class A	1,153	57,143
Steel Dynamics Inc.	9,788	121,861
United States Steel Corp.	6,372	169,177

		1,542,306

LEISURE TIME – 0.26%
Brunswick Corp.	4,963	29,679
Callaway Golf Co.	3,544	26,757
Carnival Corp.	22,971	617,460
Harley-Davidson Inc.	12,671	280,789
Interval Leisure Group Inc.[a]	2,169	17,374
Life Time Fitness Inc.[a]	2,044	38,345
Polaris Industries Inc.	1,726	57,735
Royal Caribbean Cruises Ltd.	7,217	106,306
WMS Industries Inc.[a]	2,486	79,825

		1,254,270

LODGING – 0.24%
Boyd Gaming Corp.[b]	2,947	27,083
Choice Hotels International Inc.[b]	1,946	58,244
Gaylord Entertainment Co.[a,b]	2,232	31,114
Las Vegas Sands Corp.[a,b]	19,473	152,279
Marriott International Inc. Class A	16,565	390,271
MGM MIRAGE[a,b]	5,137	43,048
Orient-Express Hotels Ltd. Class A	2,580	16,693
Starwood Hotels & Resorts Worldwide Inc.	9,283	193,643
Wyndham Worldwide Corp.	9,628	112,455
Wynn Resorts Ltd.[a,b]	4,185	164,178

		1,189,008

MACHINERY – 0.82%
AGCO Corp.[a]	4,964	120,625
Albany International Corp. Class A	1,344	12,472
Astec Industries Inc.[a]	898	27,676
Briggs & Stratton Corp.	2,564	38,152
Bucyrus International Inc.	4,136	89,793
Caterpillar Inc.	32,811	1,167,415
Cognex Corp.	2,042	28,731
Cummins Inc.	10,074	342,516

40	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
Deere & Co.	22,979	$948,114
Flowserve Corp.	3,083	209,336
Gardner Denver Inc.[a]	2,886	76,825
Graco Inc.	3,340	78,791
IDEX Corp.	4,539	114,610
Intermec Inc.[a]	2,526	30,514
Joy Global Inc.	5,599	142,775
Manitowoc Co. Inc. (The)	6,814	40,543
Nordson Corp.	1,783	64,687
Rockwell Automation Inc.	6,902	218,034
Terex Corp.[a]	5,164	71,263
Wabtec Corp.	2,681	102,253
Zebra Technologies Corp. Class Aa	3,353	71,251

		3,996,376

MACHINERY - DIVERSIFIED – 0.00%
Chart Industries Inc.[a]	1,537	21,257

		21,257

MANUFACTURING – 3.48%
Actuant Corp. Class A	3,124	38,300
Acuity Brands Inc.	2,196	63,113
AptarGroup Inc.	3,538	109,784
Brink’s Co. (The)	2,212	62,710
Carlisle Companies Inc.	3,408	77,532
Ceradyne Inc.[a]	1,352	23,308
CLARCOR Inc.	2,816	87,521
Cooper Industries Ltd. Class A	9,416	308,751
Crane Co.	2,957	68,277
Danaher Corp.	13,445	785,726
Donaldson Co. Inc.	3,674	121,205
Dover Corp.	10,086	310,447
Eastman Kodak Co.	14,948	45,591
Eaton Corp.	9,004	394,375
ESCO Technologies Inc.[a]	1,409	58,586
General Electric Co.	576,973	7,298,708
Harsco Corp.	4,686	129,099
Hexcel Corp.[a]	5,294	50,769
Honeywell International Inc.	36,658	1,144,096
Illinois Tool Works Inc.	23,941	785,265
Ingersoll-Rand Co. Ltd. Class A	17,374	378,232
ITT Corp.	9,898	405,917
Lancaster Colony Corp.	1,181	51,728
Leggett & Platt Inc.	8,542	122,663

Security	Shares	Value
Matthews International Corp. Class A	1,631	$51,083
Pall Corp.	6,464	170,714
Parker Hannifin Corp.	8,756	397,085
Pentair Inc.	5,443	145,002
Roper Industries Inc.	4,837	220,519
SPX Corp.	3,003	138,649
Teleflex Inc.	2,125	91,332
Textron Inc.	13,159	141,196
3M Co.	35,043	2,018,477
Tredegar Corp.	1,357	23,856
Trinity Industries Inc.	4,300	62,823
Tyco International Ltd.	25,896	615,289

		16,997,728
MEDIA – 2.40%
Cablevision NY Group Class A	12,800	219,648
CBS Corp. Class B	32,217	226,808
Comcast Corp. Class A	112,603	1,740,842
Comcast Corp. Class A Special	44,358	651,175
CTC Media Inc.[a]	3,201	25,096
DIRECTV Group Inc. (The)[a]	29,896	739,328
Discovery Communications Inc. Class Aa	7,468	141,817
Discovery Communications Inc. Class Ca	7,677	134,501
Dish Network Corp. Class Aa	11,657	154,455
John Wiley & Sons Inc. Class A	2,729	92,513
Liberty Global Inc. Series Aa	8,000	131,920
Liberty Global Inc. Series Ca	7,715	126,217
Liberty Media Corp. - Liberty Capital Group Series Aa	4,796	56,113
Liberty Media Corp. - Liberty Entertainment Group Series Aa	26,876	654,431
McGraw-Hill Companies Inc. (The)	17,457	526,329
Meredith Corp.[b]	2,077	52,091
New York Times Co. (The) Class A	6,396	34,410
News Corp. Class A	99,312	820,317
News Corp. Class B	24,065	219,473
Scholastic Corp.	1,801	35,534
Scripps Networks Interactive Inc. Class A	4,774	130,999
Time Warner Cable Inc.	17,749	572,050
Time Warner Inc.	65,247	1,424,342

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
Viacom Inc. Class Aa	621	$12,824
Viacom Inc. Class Ba	29,989	576,988
Walt Disney Co. (The)	94,844	2,077,084
Washington Post Co. (The) Class B	321	134,367

		11,711,672

METAL FABRICATE & HARDWARE – 0.20%
Commercial Metals Co.	6,105	90,842
Kaydon Corp.	1,812	57,912
Mueller Industries Inc.	1,969	43,259
MuellerWater Products Inc. Class A	6,248	26,179
Precision Castparts Corp.	7,601	569,011
Timken Co. (The)	4,310	69,305
Valmont Industries Inc.	1,045	66,650
Worthington Industries Inc.	3,385	50,436

		973,594

MINING – 0.67%
Alcoa Inc.	53,008	480,783
Coeur d’Alene Mines Corp.[a]	31,217	43,079
Compass Minerals International Inc.	1,754	84,578
Freeport-McMoRan Copper & Gold Inc.	22,059	940,816
Hecla Mining Co.[a,b]	12,125	29,949
Kaiser Aluminum Corp.	760	22,450
Newmont Mining Corp.	26,035	1,047,648
Royal Gold Inc.	2,065	74,670
RTI International Metals Inc.[a]	1,207	15,703
Southern Copper Corp.	11,913	221,224
Stillwater Mining Co.[a]	2,755	12,425
Titanium Metals Corp.	5,406	36,707
USEC Inc.[a,b]	5,689	35,215
Vulcan Materials Co.	5,037	239,509

		3,284,756

OFFICE & BUSINESS EQUIPMENT – 0.12%
Pitney Bowes Inc.	11,381	279,290
Xerox Corp.	48,034	293,488

		572,778

OFFICE FURNISHINGS – 0.02%
Herman Miller Inc.	2,891	42,989
HNI Corp.	1,867	28,938
Interface Inc. Class A	2,504	14,498
Steelcase Inc. Class A	3,667	16,612

		103,037

Security	Shares	Value
OIL & GAS – 9.85%
Anadarko Petroleum Corp.	25,026	$1,077,620
Apache Corp.	18,237	1,328,748
Arena Resources Inc.[a]	2,010	57,627
Atlas America Inc.	1,975	30,731
Atwood Oceanics Inc.[a]	3,111	69,438
Berry Petroleum Co. Class A	2,126	35,036
Bill Barrett Corp.[a]	1,780	46,244
Cabot Oil & Gas Corp.	5,584	168,581
Carrizo Oil & Gas Inc.[a,b]	1,441	17,768
Chesapeake Energy Corp.	33,044	651,297
Chevron Corp.	109,516	7,239,008
Cimarex Energy Co.	4,438	119,382
Comstock Resources Inc.[a]	2,525	87,011
Concho Resources Inc.[a]	3,371	92,433
ConocoPhillips	75,345	3,089,145
Continental Resources Inc.[a]	1,619	37,804
Denbury Resources Inc.[a]	13,232	215,417
Devon Energy Corp.	22,854	1,184,980
Diamond Offshore Drilling Inc.	3,548	256,911
Encore Acquisition Co.[a]	2,695	78,667
ENSCO International Inc.	7,717	218,237
EOG Resources Inc.	13,469	855,012
EQT Corp.	7,155	240,623
EXCO Resources Inc.[a]	9,225	108,671
Exxon Mobil Corp.	269,945	17,997,233
Forest Oil Corp.[a]	4,764	76,224
Frontier Oil Corp.	5,802	73,743
Goodrich Petroleum Corp.[a]	1,418	32,515
Helmerich & Payne Inc.	5,265	162,267
Hess Corp.	16,097	881,955
Holly Corp.	2,336	48,963
Marathon Oil Corp.	38,722	1,150,043
Mariner Energy Inc.[a]	4,978	56,650
Murphy Oil Corp.	10,314	492,081
Nabors Industries Ltd.[a]	15,585	237,048
Newfield Exploration Co.[a]	7,181	223,904
Noble Corp.	14,342	391,967
Noble Energy Inc.	9,308	528,229
Occidental Petroleum Corp.	44,237	2,490,101
Parker Drilling Co.[a]	6,263	17,286
Patterson-UTI Energy Inc.	8,350	106,129

42	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
Penn Virginia Corp.	2,200	$30,954
Petrohawk Energy Corp.[a]	14,985	353,646
Pioneer Natural Resources Co.	6,366	147,182
Plains Exploration & Production Co.[a]	5,912	111,559
Pride International Inc.[a]	9,567	217,171
Quicksilver Resources Inc.[a]	6,351	51,634
Range Resources Corp.	8,384	335,108
Rowan Companies Inc.	5,713	89,180
SandRidge Energy Inc.[a]	5,045	41,167
Southwestern Energy Co.[a]	18,671	669,542
St. Mary Land & Exploration Co.	3,346	59,793
Stone Energy Corp.[a]	1,850	7,973
Sunoco Inc.	6,387	169,319
Swift Energy Co.[a]	1,581	17,106
Tesoro Corp.	7,312	111,508
Transocean Ltd.[a]	17,408	1,174,692
Ultra Petroleum Corp.[a]	8,283	354,512
Unit Corp.[a]	2,494	68,061
Valero Energy Corp.	28,140	558,298
W&T Offshore Inc.	1,502	13,939
Whiting Petroleum Corp.[a]	2,782	91,138
XTO Energy Inc.	31,447	1,089,953

		48,036,164

OIL & GAS SERVICES – 1.67%
Baker Hughes Inc.	16,810	598,100
BJ Services Co.	16,094	223,546
Cameron International Corp.[a]	11,974	306,295
Complete Production Services Inc.[a]	2,644	17,662
Core Laboratories NVb	1,280	106,534
Dresser-Rand Group Inc.[a]	4,527	111,500
Dril-Quip Inc.[a]	1,646	56,589
Exterran Holdings Inc.[a]	3,544	73,184
FMC Technologies Inc.[a]	6,815	233,277
Global Industries Ltd.[a,b]	5,768	37,319
Halliburton Co.	48,729	985,300
Helix Energy Solutions Group Inc.[a]	4,439	40,351
Hercules Offshore Inc.[a]	4,583	14,666
ION Geophysical Corp.[a]	4,746	11,865
Key Energy Services Inc.[a]	6,943	30,480
National Oilwell Varco Inc.[a]	22,439	679,453
Newpark Resources Inc.[a]	4,246	11,889
Oceaneering International Inc.[a]	2,974	135,525

Security	Shares	Value
Oil States International Inc.[a]	2,689	$50,822
Schlumberger Ltd.	65,102	3,189,347
SEACOR Holdings Inc.[a]	1,079	70,912
Smith International Inc.	11,897	307,537
Superior Energy Services Inc.[a]	4,257	81,777
Tetra Technologies Inc.[a]	3,770	21,564
Tidewater Inc.	2,776	120,062
Weatherford International Ltd.[a]	37,094	616,873

		8,132,429

PACKAGING & CONTAINERS – 0.29%
Ball Corp.	5,149	194,220
Bemis Co. Inc.	5,425	130,417
Crown Holdings Inc.[a]	8,813	194,327
Greif Inc. Class A	1,294	58,579
Owens-Illinois Inc.[a]	9,024	220,095
Packaging Corp. of America	5,554	88,142
Pactiv Corp.[a]	7,175	156,846
Sealed Air Corp.	8,521	162,410
Silgan Holdings Inc.	1,332	61,925
Sonoco Products Co.	5,492	134,060

		1,401,021

PHARMACEUTICALS – 5.97%
Abbott Laboratories	84,003	3,515,526
Alkermes Inc.[a]	5,206	39,826
Allergan Inc.	16,826	785,101
AmerisourceBergen Corp.	8,331	280,255
Amylin Pharmaceuticals Inc.[a]	7,491	81,952
Auxilium Pharmaceuticals Inc.[a]	2,117	48,479
BioMarin Pharmaceutical Inc.[a,b]	5,504	70,781
Bristol-Myers Squibb Co.	107,501	2,064,019
Cardinal Health Inc.	19,538	660,189
Cephalon Inc.[a,b]	3,774	247,612
Cubist Pharmaceuticals Inc.[a]	3,307	54,896
Eli Lilly and Co.	52,863	1,740,250
Endo Pharmaceuticals Holdings Inc.[a]	5,715	94,526
Express Scripts Inc.[a]	11,422	730,665
Forest Laboratories Inc.[a]	16,588	359,794
Gilead Sciences Inc.[a]	49,741	2,278,138
Herbalife Ltd.	3,413	67,646
Hospira Inc.[a]	8,710	286,298
Isis Pharmaceuticals Inc.[a]	4,784	75,013
King Pharmaceuticals Inc.[a]	13,179	103,851

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
Medarex Inc.[a]	6,770	$40,078
Medco Health Solutions Inc.[a]	27,151	1,182,426
Medicines Co. (The)[a]	2,714	27,086
Medicis Pharmaceutical Corp. Class A	2,994	48,114
Merck & Co. Inc.	115,428	2,797,975
Mylan Inc.[a,b]	16,656	220,692
NBTY Inc.[a]	3,014	78,093
Omnicare Inc.	5,891	151,458
Onyx Pharmaceuticals Inc.[a]	2,975	77,053
OSI Pharmaceuticals Inc.[a]	3,151	105,779
Par Pharmaceutical Companies Inc.[a]	1,788	19,185
Perrigo Co.	4,576	118,610
Pfizer Inc.	368,396	4,921,771
PharMerica Corp.[a]	1,551	28,306
Schering-Plough Corp.	88,506	2,037,408
Sepracor Inc.[a]	5,934	84,322
Theravance Inc.[a]	2,908	41,672
United Therapeutics Corp.[a]	1,279	80,334
Valeant Pharmaceuticals International[a]	3,781	63,370
VCA Antech Inc.[a]	4,723	118,169
Warner Chilcott Ltd. Class Aa	4,541	44,456
Watson Pharmaceuticals Inc.[a]	5,680	175,739
Wyeth	72,843	3,088,543

		29,135,456

PIPELINES – 0.36%
El Paso Corp.	38,873	268,224
National Fuel Gas Co.	3,626	118,606
ONEOK Inc.	5,343	139,826
Questar Corp.	9,357	278,090
Spectra Energy Corp.	34,889	505,891
Williams Companies Inc. (The)	31,707	447,069

		1,757,706

REAL ESTATE – 0.08%
Brookfield Properties Corp.	11,234	83,918
CB Richard Ellis Group Inc. Class Aa	12,537	94,028
Forest City Enterprises Inc. Class A	3,540	29,842
Forestar Group Inc.[a]	1,886	24,254
Jones Lang LaSalle Inc.	1,793	57,860
St. Joe Co. (The)[a]	4,971	123,678

		413,580

Security	Shares	Value
REAL ESTATE INVESTMENT TRUSTS – 1.59%
Alexandria Real Estate Equities Inc.	2,129	$77,666
AMB Property Corp.	7,583	144,759
American Campus Communities Inc.	2,405	52,140
Annaly Capital Management Inc.	29,368	413,208
Apartment Investment and Management Co. Class A	6,083	44,406
AvalonBay Communities Inc.	4,309	244,794
BioMed Realty Trust Inc.	3,837	43,780
Boston Properties Inc.	6,494	320,933
Brandywine Realty Trust	4,784	29,613
BRE Properties Inc. Class A	2,958	72,678
Camden Property Trust	2,878	78,080
CapitalSource Inc.	12,240	37,822
CBL & Associates Properties Inc.[b]	3,453	27,417
Colonial Properties Trust	2,323	16,819
Corporate Office Properties Trust	2,855	87,249
Cousins Properties Inc.	1,552	13,114
DCT Industrial Trust Inc.	9,862	43,590
Developers Diversified Realty Corp.[b]	6,973	28,798
DiamondRock Hospitality Co.	5,055	32,807
Digital Realty Trust Inc.[b]	3,773	135,866
Douglas Emmett Inc.	5,263	50,367
Duke Realty Corp.	7,913	77,310
Entertainment Properties Trust	1,651	38,155
Equity Lifestyle Properties Inc.	1,340	53,158
Equity Residential	14,776	338,223
Essex Property Trust Inc.	1,461	92,759
Federal Realty Investment Trust	3,224	177,965
First Industrial Realty Trust Inc.[b]	2,342	8,829
Franklin Street Properties Corp.	3,747	50,022
Hatteras Financial Corp.	2,109	50,764
HCP Inc.	13,686	300,408
Health Care REIT Inc.	6,046	205,987
Healthcare Realty Trust Inc.	3,113	52,267
Highwoods Properties Inc.	3,371	80,870
Home Properties Inc.	1,779	64,827
Hospitality Properties Trust	5,170	63,281
Host Hotels & Resorts Inc.	28,643	220,265
HRPT Properties Trust	12,203	52,595
iStar Financial Inc.[b]	5,634	18,987
Kilroy Realty Corp.	1,731	37,286
Kimco Realty Corp.	17,575	211,252

44	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
LaSalle Hotel Properties	2,332	$27,891
Lexington Realty Trust	4,331	16,674
Liberty Property Trust	5,204	126,665
Macerich Co. (The)[b]	4,023	70,523
Mack-Cali Realty Corp.	3,549	95,326
MFA Financial Inc.	12,708	74,850
Mid-America Apartment Communities Inc.	1,476	54,597
National Retail Properties Inc.	4,115	73,000
Nationwide Health Properties Inc.	5,519	136,264
Omega Healthcare Investors Inc.	4,331	68,083
Pennsylvania Real Estate Investment Trust[b]	1,960	15,190
Post Properties Inc.	2,500	31,900
ProLogis	22,797	207,681
Public Storage	6,991	467,418
Realty Income Corp.[b]	5,685	126,946
Redwood Trust Inc.	2,765	44,987
Regency Centers Corp.	3,810	142,685
Senior Housing Properties Trust	6,244	102,339
Simon Property Group Inc.	12,956	668,530
SL Green Realty Corp.[b]	3,122	55,135
Sunstone Hotel Investors Inc.	2,690	14,230
Tanger Factory Outlet Centers Inc.	1,747	58,210
Taubman Centers Inc.	2,858	68,078
UDR Inc.	7,431	74,830
Ventas Inc.	7,772	222,590
Vornado Realty Trust	7,974	389,849
Washington Real Estate Investment Trust	2,801	59,745
Weingarten Realty Investors	4,542	70,583

		7,755,915

RETAIL – 6.84%
Abercrombie & Fitch Co. Class A	4,714	127,561
Advance Auto Parts Inc.	5,229	228,769
Aeropostale Inc.[a]	3,617	122,870
American Eagle Outfitters Inc.	9,709	143,887
AnnTaylor Stores Corp.[a]	3,166	23,397
AutoNation Inc.[a]	6,041	106,986
AutoZone Inc.[a]	1,883	313,312
Barnes & Noble Inc.[b]	2,165	56,550
Bed Bath & Beyond Inc.[a]	14,263	433,880

Security	Shares	Value
Best Buy Co. Inc.	18,272	$701,279
Big Lots Inc.[a]	4,568	126,260
BJ’s Wholesale Club Inc.[a]	3,263	108,788
Bob Evans Farms Inc.	1,816	44,038
Brinker International Inc.	5,568	98,665
Brown Shoe Co. Inc.	2,118	13,619
Burger King Holdings Inc.	4,939	80,703
CarMax Inc.[a]	10,857	138,535
Casey’s General Stores Inc.	2,730	72,645
Cato Corp. (The) Class A	1,427	27,427
CEC Entertainment Inc.[a]	1,205	36,704
Cheesecake Factory Inc. (The)[a]	2,939	51,050
Chico’s FAS Inc.[a]	10,084	77,042
Children’s Place Retail Stores Inc. (The)[a]	1,434	40,783
Chipotle Mexican Grill Inc. Class Aa,b	794	64,385
Chipotle Mexican Grill Inc. Class Ba	960	62,890
Christopher & Banks Corp.	1,807	10,047
Collective Brands Inc.[a]	3,420	49,658
Copart Inc.[a,b]	3,358	105,408
Costco Wholesale Corp.	23,534	1,143,752
Cracker Barrel Old Country Store Inc.	1,306	42,589
CVS Caremark Corp.	78,235	2,486,308
Darden Restaurants Inc.	6,856	253,466
Dick’s Sporting Goods Inc.[a]	4,573	86,887
Dillard’s Inc. Class A	3,442	26,538
Dollar Tree Inc.[a]	4,945	209,371
Dress Barn Inc.[a]	2,415	36,563
Family Dollar Stores Inc.	7,196	238,835
Foot Locker Inc.	8,719	103,669
Fred’s Inc. Class A	1,909	26,077
GameStop Corp. Class Aa	8,326	251,112
Gap Inc. (The)	28,505	442,968
Genesco Inc.[a]	1,123	25,582
Group 1 Automotive Inc.	1,205	25,667
Home Depot Inc. (The)	92,798	2,442,443
HSN Inc.[a]	2,169	14,988
Insight Enterprises Inc.[a]	2,272	12,996
J. Crew Group Inc.[a]	2,779	47,827
J.C. Penney Co. Inc.	10,777	330,746
Jack in the Box Inc.[a]	3,215	79,057

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
Kohl’s Corp.[a]	15,687	$711,405
Limited Brands Inc.	15,070	172,099
Lowe’s Companies Inc.	79,976	1,719,484
Macy’s Inc.	22,792	311,795
McDonald’s Corp.	60,850	3,242,697
Men’s Wearhouse Inc. (The)	2,484	46,302
MSC Industrial Direct Co. Inc. Class A	2,350	95,998
99 Cents Only Stores[a]	2,076	22,296
Nordstrom Inc.	9,312	210,731
Nu Skin Enterprises Inc. Class A	2,751	35,268
OfficeMax Inc.	3,878	28,891
O’Reilly Automotive Inc.[a,b]	7,278	282,750
P.F. Chang’s China Bistro Inc.[a,b]	1,188	35,854
Panera Bread Co. Class Aa	1,613	90,344
Papa John’s International Inc.[a]	1,205	31,981
Pep Boys - Manny, Moe & Jack (The)	2,303	17,042
PetSmart Inc.	7,069	161,739
RadioShack Corp.	7,002	98,588
Regis Corp.	2,290	43,831
Rite Aid Corp.[a]	31,557	28,401
Ross Stores Inc.	7,042	267,173
Saks Inc.[a]	6,692	34,865
Sally Beauty Holdings Inc.[a]	5,017	37,126
Sears Holdings Corp.[a,b]	3,258	203,527
Signet Jewelers Ltd.	4,858	77,096
Sonic Corp.[a]	3,132	34,201
Staples Inc.	38,555	795,004
Starbucks Corp.[a]	39,897	576,911
Target Corp.	37,404	1,543,289
Tiffany & Co.	6,794	196,618
TJX Companies Inc. (The)	22,870	639,674
Tractor Supply Co.[a]	1,784	72,038
Under Armour Inc. Class Aa	1,872	44,067
Urban Outfitters Inc.[a]	6,655	129,706
Walgreen Co.	54,206	1,703,695
Wal-Mart Stores Inc.	133,289	6,717,766
Wendy’s/Arby’s Group Inc. Class A	24,079	120,395
Williams-Sonoma Inc.	5,261	73,654
World Fuel Services Corp.	1,678	63,982
Yum! Brands Inc.	25,227	841,320

		33,354,182

Security	Shares	Value
SAVINGS & LOANS – 0.23%
Astoria Financial Corp.	4,892	$40,408
Capitol Federal Financial	1,229	47,882
Dime Community Bancshares Inc.	1,735	14,470
First Niagara Financial Group Inc.	6,434	87,116
Hudson City Bancorp Inc.	26,185	328,884
New York Community Bancorp Inc.	18,703	211,531
NewAlliance Bancshares Inc.	5,493	70,915
People’s United Financial Inc.	9,352	146,078
Provident Financial Services Inc.	3,194	34,080
TFS Financial Corp.	5,175	60,703
Washington Federal Inc.	4,696	60,954

		1,103,021

SEMICONDUCTORS – 2.65%
Actel Corp.[a]	1,350	16,700
Advanced Micro Devices Inc.[a]	29,689	107,177
Altera Corp.	16,425	267,892
Amkor Technology Inc.[a,b]	5,637	24,295
Analog Devices Inc.	15,802	336,267
Applied Materials Inc.	73,150	893,162
Applied Micro Circuits Corp.[a]	3,990	21,746
Atmel Corp.[a]	24,915	95,674
ATMI Inc.[a]	1,801	28,438
Broadcom Corp. Class Aa	23,235	538,820
Brooks Automation Inc.[a]	3,794	23,599
Cabot Microelectronics Corp.[a]	1,377	39,671
Cirrus Logic Inc.[a]	3,908	18,172
Cohu Inc.	1,513	14,767
Cree Inc.[a]	4,363	119,503
Cypress Semiconductor Corp.[a]	8,194	64,978
DSP Group Inc.[a]	1,363	8,573
Emulex Corp.[a]	4,314	45,168
Exar Corp.[a]	2,046	12,583
Fairchild Semiconductor International Inc. Class Aa	6,620	40,779
FormFactor Inc.[a]	2,691	46,904
Integrated Device Technology Inc.[a]	9,249	50,222
Intel Corp.	303,986	4,796,899
International Rectifier Corp.[a]	3,828	64,617
Intersil Corp. Class A	6,800	78,880
KLA-Tencor Corp.	9,177	254,570
Kulicke and Soffa Industries Inc.[a]	4,403	17,612

46	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
Lam Research Corp.[a]	6,841	$190,727
Lattice Semiconductor Corp.[a]	6,335	11,023
Linear Technology Corp.	11,248	244,981
LSI Corp.[a]	35,783	137,407
Marvell Technology Group Ltd.[a]	26,175	287,402
Maxim Integrated Products Inc.	17,256	233,819
MEMC Electronic Materials Inc.[a]	12,438	201,496
Micrel Inc.	2,563	19,223
Microchip Technology Inc.	10,006	230,138
Micron Technology Inc.[a]	42,277	206,312
Microsemi Corp.[a]	4,332	58,135
National Semiconductor Corp.	12,391	153,277
Novellus Systems Inc.[a]	5,589	100,937
NVIDIA Corp.[a]	29,328	336,685
OmniVision Technologies Inc.[a]	2,672	25,411
ON Semiconductor Corp.[a]	22,741	123,256
PMC-Sierra Inc.[a]	12,209	96,695
QLogic Corp.[a]	6,573	93,205
Rambus Inc.[a]	5,630	67,447
Semtech Corp.[a]	3,470	50,037
Silicon Image Inc.[a]	3,842	10,450
Silicon Laboratories Inc.[a]	2,497	83,050
Skyworks Solutions Inc.[a]	9,221	81,514
Teradyne Inc.[a]	9,718	57,725
Tessera Technologies Inc.[a]	2,724	38,245
Texas Instruments Inc.	70,969	1,281,700
TriQuint Semiconductor Inc.[a]	8,749	33,509
Varian Semiconductor Equipment Associates Inc.[a]	3,875	99,161
Veeco Instruments Inc.[a]	2,148	15,552
Xilinx Inc.	15,146	309,584
Zoran Corp.[a]	3,094	27,660

		12,933,431

SOFTWARE – 4.52%
ACI Worldwide Inc.[a]	1,777	30,689
Activision Blizzard Inc.[a]	32,541	350,467
Acxiom Corp.	3,626	34,991
Adobe Systems Inc.[a]	28,603	782,292
Advent Software Inc.[a]	1,065	35,401
ANSYS Inc.[a]	4,864	134,344
Autodesk Inc.[a]	12,408	247,416
Automatic Data Processing Inc.	27,784	977,997

Security	Shares	Value
Avid Technology Inc.[a]	1,627	$18,011
Blackboard Inc.[a]	1,539	52,372
BMC Software Inc.[a]	10,035	347,913
Broadridge Financial Solutions Inc.	7,679	148,589
CA Inc.	22,438	387,056
Cerner Corp.[a,b]	3,534	190,129
Citrix Systems Inc.[a]	9,879	281,848
Compuware Corp.[a]	13,186	98,631
Concur Technologies Inc.[a]	2,715	73,495
CSG Systems International Inc.[a]	1,846	26,767
Dun & Bradstreet Corp. (The)	2,935	238,909
Electronic Arts Inc.[a]	17,660	359,381
Fair Isaac Corp.	2,672	44,943
Fidelity National Information Services Inc.	10,386	185,390
Fiserv Inc.[a]	8,704	324,833
Global Payments Inc.	4,319	138,467
IMS Health Inc.	9,775	122,774
Informatica Corp.[a]	4,928	78,355
Intuit Inc.[a]	16,073	371,768
JDA Software Group Inc.[a]	1,616	22,802
ManTech International Corp. Class Aa	1,122	40,605
MasterCard Inc. Class Ab	4,397	806,630
Metavante Technologies Inc.[a]	4,965	117,124
Microsoft Corp.	432,199	8,756,352
MSCI Inc. Class Aa	4,111	86,290
Novell Inc.[a]	19,284	72,508
Nuance Communications Inc.[a]	11,943	159,439
Omniture Inc.[a,b]	3,846	47,383
Oracle Corp.	211,530	4,090,990
Parametric Technology Corp.[a]	6,523	72,731
Paychex Inc.	17,791	480,535
Progress Software Corp.[a]	2,084	44,160
Quality Systems Inc.[b]	973	52,172
Quest Software Inc.[a]	3,590	52,163
Red Hat Inc.[a]	10,538	181,991
Salesforce.com Inc.[a,b]	5,632	241,106
SEI Investments Co.	7,532	105,674
Solera Holdings Inc.[a]	3,773	86,100
Sybase Inc.[a]	4,517	153,397
Take-Two Interactive Software Inc.	4,103	37,255

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
THQ Inc.[a]	3,536	$12,093
Total System Services Inc.	10,621	132,444
VeriFone Holdings Inc.[a,b]	4,400	33,044
VMware Inc. Class Aa,b	2,841	74,093
Wind River Systems Inc.[a]	3,608	26,447

		22,068,756

TELECOMMUNICATIONS – 6.41%
Adaptec Inc.[a]	6,080	17,389
ADC Telecommunications Inc.[a]	5,263	38,736
ADTRAN Inc.	3,463	73,242
Amdocs Ltd.[a]	10,223	213,967
American Tower Corp. Class Aa	21,684	688,684
Anixter International Inc.[a]	1,629	64,802
ARRIS Group Inc.[a]	6,528	69,654
AT&T Inc.	324,542	8,314,766
Atheros Communications Inc.[a]	3,449	59,392
Black Box Corp.	923	25,263
CenturyTel Inc.	5,432	147,479
Ciena Corp.[a]	4,824	57,647
Cincinnati Bell Inc.[a]	12,710	35,461
Cisco Systems Inc.[a]	321,720	6,215,630
CommScope Inc.[a]	3,782	94,928
Comtech Telecommunications Corp.[a]	1,337	44,749
Corning Inc.	85,611	1,251,633
Crown Castle International Corp.[a]	13,390	328,323
EchoStar Corp. Class Aa	2,179	34,472
Embarq Corp.	7,841	286,667
Extreme Networks Inc.[a]	6,115	10,762
Finisar Corp.[a]	24,900	16,434
Frontier Communications Corp.	17,070	121,368
Harmonic Inc.[a]	5,568	40,813
Harris Corp.	7,281	222,653
InterDigital Inc.[a]	2,285	60,141
JDS Uniphase Corp.[a]	11,462	52,840
Juniper Networks Inc.[a]	28,976	627,330
Leap Wireless International Inc.[a]	2,934	105,829
Level 3 Communications Inc.[a,b]	86,014	96,336
MetroPCS Communications Inc.[a]	13,578	232,048
Motorola Inc.	115,725	639,959
NeuStar Inc. Class Aa	4,467	84,918
Newport Corp.[a]	2,038	10,170
NII Holdings Inc.[a]	9,128	147,508

Security	Shares	Value
Plantronics Inc.	2,504	$31,901
Polycom Inc.[a]	4,463	83,190
QUALCOMM Inc.	89,590	3,791,449
Qwest Communications International Inc.	75,915	295,309
RCN Corp.[a]	2,471	10,131
RF Micro Devices Inc.[a]	14,322	30,219
SAVVIS Inc.[a,b]	2,301	26,185
SBA Communications Corp. Class Aa	6,449	162,515
Sonus Networks Inc.[a]	11,336	19,611
Sprint Nextel Corp.[a]	152,128	663,278
Sycamore Networks Inc.[a]	9,990	29,471
Syniverse Holdings Inc.[a]	3,752	47,275
Tekelec[a]	3,148	48,794
Telephone and Data Systems Inc.	2,931	84,032
Telephone and Data Systems Inc. Special	2,769	71,551
Tellabs Inc.[a]	20,183	105,759
3Com Corp.[a]	21,793	88,260
tw telecom inc.[a]	7,794	71,627
United States Cellular Corp.[a]	836	28,424
Verizon Communications Inc.	156,305	4,742,294
Virgin Media Inc.	16,017	123,651
Windstream Corp.	23,795	197,498

		31,284,417

TEXTILES – 0.07%
Cintas Corp.	7,270	186,548
G&K Services Inc. Class A	1,096	27,367
Mohawk Industries Inc.[a]	2,998	141,835

		355,750

TOYS, GAMES & HOBBIES – 0.12%
Hasbro Inc.	6,960	185,554
JAKKS Pacific Inc.[a]	1,606	20,316
Marvel Entertainment Inc.[a]	2,894	86,357
Mattel Inc.	19,943	298,347

		590,574

TRANSPORTATION – 1.78%
Alexander & Baldwin Inc.	2,241	59,700
American Commercial Lines Inc.[a]	2,434	12,121
Arkansas Best Corp.	1,140	26,311
Bristow Group Inc.[a]	1,435	32,661
Burlington Northern Santa Fe Corp.	15,083	1,017,801

48	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
C.H. Robinson Worldwide Inc.	9,325	$495,717
Con-way Inc.	2,440	60,463
CSX Corp.	21,781	644,500
Expeditors International Washington Inc.	11,643	404,129
FedEx Corp.	15,857	887,358
Forward Air Corp.	1,628	27,139
Genco Shipping & Trading Ltd.	1,666	31,821
General Maritime Corp.	3,110	30,882
Genesee & Wyoming Inc. Class Aa	1,793	53,790
Hub Group Inc. Class Aa	2,184	50,232
J.B. Hunt Transport Services Inc.	6,028	169,507
Kansas City Southern Industries Inc.[a]	4,914	74,939
Kirby Corp.[a]	2,897	89,401
Knight Transportation Inc.	3,047	53,871
Landstar System Inc.	2,902	103,340
Norfolk Southern Corp.	19,982	712,958
Old Dominion Freight Line Inc.[a]	1,577	44,393
Overseas Shipholding Group Inc.	1,103	31,667
Ryder System Inc.	2,983	82,599
Teekay Corp.	2,469	35,652
Union Pacific Corp.	27,540	1,353,316
United Parcel Service Inc. Class B	37,659	1,971,072
UTi Worldwide Inc.[a]	5,159	69,440
Werner Enterprises Inc.	2,899	47,399
YRC Worldwide Inc.[a,b]	3,246	9,835

		8,684,014

TRUCKING & LEASING – 0.01%
GATX Corp.	2,430	73,167

		73,167

WATER – 0.05%
American WaterWorks Co. Inc.	3,078	55,404
Aqua America Inc.	7,424	136,230
California Water Service Group	1,044	40,747

		232,381

TOTAL COMMON STOCKS (Cost: $638,494,674)		486,695,799

Security	Shares	Value
SHORT-TERM INVESTMENTS – 1.67%

MONEY MARKET FUNDS – 1.67%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	6,553,816	$6,553,816
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	1,024,269	1,024,269
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	543,997	543,997

		8,122,082

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,122,082)		8,122,082

TOTAL INVESTMENTS IN SECURITIES – 101.43% (Cost: $646,616,756)		494,817,881

Other Assets, Less Liabilities – (1.43)%		(6,971,239)

NET ASSETS – 100.00%		$487,846,642

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.91%

ELECTRIC – 1.78%
OGE Energy Corp.	412,986	$10,617,870

		10,617,870

ELECTRICAL COMPONENTS & EQUIPMENT – 0.60%
SunPower Corp. Class Aa,b	22,282	610,081
SunPower Corp. Class Ba	116,484	2,954,034

		3,564,115

ENERGY - ALTERNATE SOURCES – 0.70%
Evergreen Solar Inc.[a,b]	4,652	11,304
First Solar Inc.[a,b]	22,352	4,186,306

		4,197,610

GAS – 0.09%
Southern Union Co.	35,129	558,902

		558,902

MACHINERY - DIVERSIFIED – 0.00%
Chart Industries Inc.[a]	100	1,383

		1,383

OIL & GAS – 80.65%
Anadarko Petroleum Corp.	314,857	13,557,742
Apache Corp.	249,311	18,164,800
Arena Resources Inc.[a]	20,265	580,998
Atlas America Inc.	45	700
Atwood Oceanics Inc.[a]	29,904	667,457
Berry Petroleum Co. Class A	50	824
Bill Barrett Corp.[a]	18,538	481,617
Cabot Oil & Gas Corp.	59,654	1,800,954
Carrizo Oil & Gas Inc.[a,b]	38	469
Chesapeake Energy Corp.	320,098	6,309,132
Chevron Corp.	1,189,465	78,623,637
Cimarex Energy Co.	40,810	1,097,789
Comstock Resources Inc.[a]	24,991	861,190
Concho Resources Inc.[a]	34,087	934,666
ConocoPhillips	797,640	32,703,240
Continental Resources Inc.[a]	7,361	171,879
Denbury Resources Inc.[a]	140,629	2,289,440
Devon Energy Corp.	301,842	15,650,508
Diamond Offshore Drilling Inc.	63,561	4,602,452
Encore Acquisition Co.[a]	27,442	801,032
ENSCO International Inc.	101,775	2,878,197

Security	Shares	Value
EOG Resources Inc.	186,891	$11,863,841
EXCO Resources Inc.[a]	71,478	842,011
Exxon Mobil Corp.	2,040,820	136,061,469
Forest Oil Corp.[a]	47,579	761,264
Frontier Oil Corp.	86,272	1,096,517
Goodrich Petroleum Corp.[a]	14,397	330,123
Helmerich & Payne Inc.	52,486	1,617,619
Hess Corp.	206,637	11,321,641
Holly Corp.	57,993	1,215,533
Marathon Oil Corp.	574,563	17,064,521
Mariner Energy Inc.[a]	30,429	346,282
Murphy Oil Corp.	219,709	10,482,316
Nabors Industries Ltd.[a]	117,027	1,779,981
Newfield Exploration Co.[a]	83,409	2,600,693
Noble Corp.	165,882	4,533,555
Noble Energy Inc.	113,398	6,435,337
Occidental Petroleum Corp.	472,519	26,598,095
Patterson-UTI Energy Inc.	65,789	836,178
Penn Virginia Corp.	22,518	316,828
Petrohawk Energy Corp.[a]	115,707	2,730,685
Pioneer Natural Resources Co.	75,587	1,747,571
Plains Exploration & Production Co.[a]	58,537	1,104,593
Pride International Inc.[a]	98,623	2,238,742
Quicksilver Resources Inc.[a]	138	1,122
Range Resources Corp.	88,137	3,522,836
Rowan Companies Inc.	46,868	731,610
SandRidge Energy Inc.[a]	29	237
Southwestern Energy Co.[a]	271,149	9,723,403
St. Mary Land & Exploration Co.	34,671	619,571
Stone Energy Corp.[a]	40	172
Sunoco Inc.	112,570	2,984,231
Swift Energy Co.[a]	38	411
Tesoro Corp.	121,625	1,854,781
Transocean Ltd.[a]	196,380	13,251,722
Ultra Petroleum Corp.[a]	90,415	3,869,762
Unit Corp.[a]	25,591	698,378
Valero Energy Corp.	282,984	5,614,403
W&T Offshore Inc.	33	306
Whiting Petroleum Corp.[a]	9,140	299,426
XTO Energy Inc.	365,882	12,681,470

		481,957,959

50	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
OIL & GAS SERVICES – 14.86%
Baker Hughes Inc.	214,005	$7,614,298
BJ Services Co.	142,720	1,982,381
Cameron International Corp.[a]	138,581	3,544,902
Core Laboratories NVb	12,588	1,047,699
Dresser-Rand Group Inc.[a]	47,749	1,176,058
Dril-Quip Inc.[a]	17,024	585,285
Exterran Holdings Inc.[a]	13,196	272,497
FMC Technologies Inc.[a]	72,544	2,483,181
Halliburton Co.	527,538	10,666,818
Helix Energy Solutions Group Inc.[a]	102	927
ION Geophysical Corp.[a]	504	1,260
Key Energy Services Inc.[a]	154	676
National Oilwell Varco Inc.[a]	238,188	7,212,333
Newpark Resources Inc.[a]	211,314	591,679
Oceaneering International Inc.[a]	32,591	1,485,172
Oil States International Inc.[a]	29	548
Schlumberger Ltd.	675,894	33,112,047
SEACOR Holdings Inc.[a]	62,315	4,095,342
Smith International Inc.	157,989	4,084,016
Superior Energy Services Inc.[a]	49,745	955,602
Tetra Technologies Inc.[a]	90	515
Tidewater Inc.	28,874	1,248,801
Weatherford International Ltd.[a,b]	400,502	6,660,348

		88,822,385

PIPELINES – 0.95%
El Paso Corp.	466,649	3,219,878
Williams Companies Inc. (The)	172,659	2,434,492

		5,654,370

TRANSPORTATION – 0.28%
Bristow Group Inc.[a]	74,521	1,696,098

		1,696,098

TOTAL COMMON STOCKS
(Cost: $855,354,134)		597,070,692

Security	Shares	Value

SHORT-TERM INVESTMENTS – 1.59%

MONEY MARKET FUNDS – 1.59%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	7,720,662	$7,720,662
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	1,206,631	1,206,631
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	580,013	580,013

		9,507,306

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,507,306)		9,507,306

TOTAL INVESTMENTS IN SECURITIES – 101.50%
(Cost: $864,861,440)		606,577,998

Other Assets, Less Liabilities – (1.50)%		(8,961,135)

NET ASSETS – 100.00%		$597,616,863

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.80%

BIOTECHNOLOGY – 11.71%
Abraxis BioScience Inc.[a]	3,369	$163,396
Acorda Therapeutics Inc.[a]	21,692	430,152
Affymetrix Inc.[a]	41,663	195,399
Alexion Pharmaceuticals Inc.[a]	44,734	1,495,010
Amgen Inc.[a]	609,241	29,529,911
Biogen Idec Inc.[a]	171,184	8,275,035
Bio-Rad Laboratories Inc. Class Aa	10,815	753,697
Celera Corp.[a]	46,167	373,491
Celgene Corp.[a]	261,951	11,190,547
Charles River Laboratories International Inc.[a]	39,058	1,079,954
Enzo Biochem Inc.[a]	22,040	90,364
Enzon Pharmaceuticals Inc.[a,b]	23,064	132,618
Facet Biotech Corp.[a]	13,229	123,691
Genzyme Corp.[a]	155,790	8,308,281
Illumina Inc.[a,b]	71,437	2,668,172
Incyte Corp.[a]	57,554	135,827
InterMune Inc.[a]	19,576	265,059
Life Technologies Corp.[a]	99,422	3,708,441
Millipore Corp.[a]	31,378	1,854,440
Myriad Genetics Inc.[a]	53,708	2,083,333
Nektar Therapeutics[a]	52,696	295,098
PDL BioPharma Inc.	68,604	490,519
Regeneron Pharmaceuticals Inc.[a]	35,632	472,480
Savient Pharmaceuticals Inc.[a]	31,108	164,250
Vertex Pharmaceuticals Inc.[a]	92,742	2,858,308

		77,137,473

COMMERCIAL SERVICES – 0.29%
HMS Holdings Corp.[a]	14,353	430,303
PAREXEL International Corp.[a]	33,290	329,904
Pharmaceutical Product Development Inc.	59,876	1,174,168

		1,934,375

DISTRIBUTION & WHOLESALE – 0.13%
Owens & Minor Inc.	23,542	816,437

		816,437

Security	Shares	Value
ELECTRONICS – 1.76%
Thermo Fisher Scientific Inc.[a]	241,951	$8,487,641
Varian Inc.[a]	16,659	550,080
Waters Corp.[a]	57,437	2,536,992

		11,574,713

HEALTH CARE - PRODUCTS – 31.34%
Alcon Inc.	43,878	4,037,215
American Medical Systems Holdings Inc.[a]	41,423	512,403
Baxter International Inc.	353,519	17,145,671
Beckman Coulter Inc.	36,025	1,893,474
Becton, Dickinson and Co.	130,501	7,892,700
Boston Scientific Corp.[a]	853,678	7,179,432
C.R. Bard Inc.	57,224	4,098,955
Cepheid Inc.[a]	33,143	321,487
Cooper Companies Inc. (The)	26,067	749,426
Covidien Ltd.	290,231	9,571,818
DENTSPLY International Inc.	80,150	2,293,893
Edwards Lifesciences Corp.[a]	32,340	2,049,709
Gen-Probe Inc.[a]	30,936	1,489,878
Haemonetics Corp.[a]	14,608	754,211
Henry Schein Inc.[a]	51,808	2,126,200
Hill-Rom Holdings Inc.	35,975	466,956
Hologic Inc.[a]	147,107	2,186,010
IDEXX Laboratories Inc.[a,b]	34,182	1,343,353
Immucor Inc.[a]	40,203	654,907
Intuitive Surgical Inc.[a,b]	22,500	3,233,925
Invacare Corp.	17,755	273,249
Inverness Medical Innovations Inc.[a]	44,330	1,431,416
Johnson & Johnson	1,592,598	83,388,431
Kinetic Concepts Inc.[a]	30,232	748,544
Masimo Corp.[a]	27,569	796,744
Medtronic Inc.	646,720	20,695,040
NuVasive Inc.[a,b]	20,638	782,180
Patterson Companies Inc.[a]	57,540	1,177,268
PSS World Medical Inc.[a]	34,801	505,311
ResMed Inc.[a]	43,529	1,673,690
St. Jude Medical Inc.[a]	198,258	6,645,608
Steris Corp.	31,052	748,353
Stryker Corp.	175,266	6,784,547
TECHNE Corp.	21,555	1,233,377
Thoratec Corp.[a]	29,248	849,947

52	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
Varian Medical Systems Inc.[a]	71,538	$2,387,223
West Pharmaceutical Services Inc.	18,584	606,768
Zimmer Holdings Inc.[a]	129,773	5,708,714

		206,438,033

HEALTH CARE - SERVICES – 9.65%
Aetna Inc.	265,561	5,844,998
Amedisys Inc.[a]	15,405	516,684
AMERIGROUP Corp.[a]	30,460	909,840
Brookdale Senior Living Inc.[b]	23,916	246,574
Centene Corp.[a]	24,678	453,335
Community Health Systems Inc.[a]	53,633	1,224,978
Covance Inc.[a]	36,675	1,440,594
Coventry Health Care Inc.[a]	85,182	1,355,246
DaVita Inc.[a]	60,253	2,793,932
Health Management Associates Inc. Class Aa	140,495	656,112
Health Net Inc.[a]	59,637	861,158
HealthSouth Corp.[a,b]	50,331	471,601
Healthways Inc.[a]	19,630	204,741
Humana Inc.[a]	97,861	2,816,440
Laboratory Corp. of America Holdings[a]	62,271	3,994,685
LifePoint Hospitals Inc.[a]	30,611	791,294
Lincare Holdings Inc.[a]	42,778	1,032,233
Magellan Health Services Inc.[a]	22,048	651,739
MEDNAX Inc.[a]	26,228	941,585
Odyssey Healthcare Inc.[a]	18,853	195,317
Psychiatric Solutions Inc.[a]	30,052	582,708
Quest Diagnostics Inc.	84,705	4,347,908
Tenet Healthcare Corp.[a]	271,959	611,908
UnitedHealth Group Inc.	707,545	16,641,458
Universal Health Services Inc. Class B	27,121	1,366,898
WellCare Health Plans Inc.[a]	24,148	362,461
WellPoint Inc.[a]	287,012	12,272,633

		63,589,060

INSURANCE – 0.47%
CIGNA Corp.	156,280	3,080,279

		3,080,279

PHARMACEUTICALS – 44.45%
Abbott Laboratories	885,990	37,078,682
Alkermes Inc.[a]	54,363	415,877

Security	Shares	Value
Allergan Inc.	177,107	$8,263,813
Amylin Pharmaceuticals Inc.[a,b]	78,825	862,346
Auxilium Pharmaceuticals Inc.[a]	23,000	526,700
BioMarin Pharmaceutical Inc.[a,b]	57,269	736,479
Bristol-Myers Squibb Co.	1,133,259	21,758,573
Cephalon Inc.[a,b]	39,373	2,583,263
Cubist Pharmaceuticals Inc.[a]	33,018	548,099
Eli Lilly and Co.	556,828	18,330,778
Endo Pharmaceuticals Holdings Inc.[a]	59,753	988,315
Express Scripts Inc.[a]	120,060	7,680,238
Forest Laboratories Inc.[a]	173,908	3,772,065
Gilead Sciences Inc.[a]	524,296	24,012,757
Hospira Inc.[a]	91,802	3,017,532
Isis Pharmaceuticals Inc.[a]	51,909	813,933
King Pharmaceuticals Inc.[a]	141,493	1,114,965
Medarex Inc.[a]	73,328	434,102
Medco Health Solutions Inc.[a]	286,788	12,489,617
Medicines Co. (The)[a]	29,737	296,775
Medicis Pharmaceutical Corp. Class A	32,438	521,279
Merck & Co. Inc.	1,217,430	29,510,503
Mylan Inc.[a,b]	173,917	2,304,400
Onyx Pharmaceuticals Inc.[a]	31,956	827,660
OSI Pharmaceuticals Inc.[a]	32,898	1,104,386
Par Pharmaceutical Companies Inc.[a]	19,860	213,098
Perrigo Co.	48,663	1,261,345
Pfizer Inc.	3,881,631	51,858,590
PharMerica Corp.[a]	17,495	319,284
Schering-Plough Corp.	932,731	21,471,468
Sepracor Inc.[a]	61,982	880,764
Theravance Inc.[a]	30,156	432,135
United Therapeutics Corp.[a]	13,359	839,079
Valeant Pharmaceuticals International[a,b]	40,123	672,461
Warner Chilcott Ltd. Class Aa	48,707	476,842
Watson Pharmaceuticals Inc.[a]	60,064	1,858,380
Wyeth	768,282	32,575,157

		292,851,740

TOTAL COMMON STOCKS (Cost: $1,009,932,051)		657,422,110

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
SHORT-TERM INVESTMENTS – 2.56%

MONEY MARKET FUNDS – 2.56%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	13,940,460	$13,940,460
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	2,178,698	2,178,698
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	764,190	764,190

		16,883,348

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,883,348)		16,883,348

TOTAL INVESTMENTS IN SECURITIES – 102.36% (Cost: $1,026,815,399)		674,305,458

Other Assets, Less Liabilities – (2.36)%		(15,520,953)

NET ASSETS – 100.00%		$658,784,505

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

54	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.92%

COMMERCIAL SERVICES – 0.52%
Forrester Research Inc.[a]	22,938	$582,855
Gartner Inc.[a]	38,766	523,729
SAIC Inc.[a]	177,478	3,212,352

		4,318,936

COMPUTERS – 29.52%
Apple Inc.[a]	485,026	61,030,822
Brocade Communications Systems Inc.[a]	217,495	1,257,121
CACI International Inc. Class Aa	25,635	1,013,864
Cadence Design Systems Inc.[a]	136,346	760,811
Cognizant Technology Solutions Corp. Class Aa	161,232	3,996,941
Computer Sciences Corp.[a]	98,222	3,630,285
Dell Inc.[a]	1,024,768	11,907,804
Diebold Inc.	74,488	1,968,718
DST Systems Inc.[a]	27,006	976,807
Electronics For Imaging Inc.[a]	36,830	361,671
EMC Corp.[a]	1,187,268	14,876,468
Hewlett-Packard Co.	1,059,126	38,107,353
Imation Corp.	39,138	391,380
International Business Machines Corp.	760,083	78,448,166
Lexmark International Inc. Class Aa	66,855	1,311,695
Mentor Graphics Corp.[a]	50,275	337,848
MICROS Systems Inc.[a]	59,140	1,240,757
NCR Corp.[a]	119,449	1,212,407
NetApp Inc.[a]	195,493	3,577,522
Palm Inc.[a]	58,197	610,487
Perot Systems Corp. Class Aa	82,579	1,161,061
SanDisk Corp.[a]	125,484	1,972,608
Seagate Technology	274,156	2,237,113
SRA International Inc. Class Aa	30,129	463,685
Sun Microsystems Inc.[a]	437,970	4,011,805
Synopsys Inc.[a]	89,558	1,950,573
Teradata Corp.[a]	105,541	1,764,646
Western Digital Corp.[a]	136,902	3,219,935

		243,800,353

Security	Shares	Value
DISTRIBUTION & WHOLESALE – 0.40%
Brightpoint Inc.[a]	29,396	$153,153
Ingram Micro Inc. Class Aa	111,193	1,614,522
Tech Data Corp.[a]	51,715	1,488,875

		3,256,550

ELECTRONICS – 0.06%
Cymer Inc.[a,b]	17,298	491,436

		491,436

ENGINEERING & CONSTRUCTION – 0.01%
Dycom Industries Inc.[a]	12,313	103,675

		103,675

ENTERTAINMENT – 0.11%
Macrovision Solutions Corp.[a]	46,102	932,182

		932,182

INTERNET – 11.10%
Akamai Technologies Inc.[a]	93,234	2,053,013
Ariba Inc.[a]	47,576	457,205
Avocent Corp.[a]	30,546	441,084
Check Point Software Technologies Ltd.[a]	135,691	3,143,960
Digital River Inc.[a]	21,329	819,460
EarthLink Inc.[a]	72,553	549,952
Equinix Inc.[a,b]	17,481	1,227,691
F5 Networks Inc.[a,b]	51,746	1,411,113
Google Inc. Class Aa	131,947	52,247,054
IAC/InterActiveCorp.[a]	42,649	683,237
InfoSpace Inc.[a]	35,424	234,861
j2 Global Communications Inc.[a]	34,162	819,546
McAfee Inc.[a]	100,374	3,768,040
S1 Corp.[a]	40,198	249,228
SonicWALL Inc.[a]	36,635	198,928
Symantec Corp.[a]	515,002	8,883,784
TIBCO Software Inc.[a]	103,310	652,919
United Online Inc.	41,458	219,727
VeriSign Inc.[a]	116,584	2,399,299
Websense Inc.[a]	36,240	646,159
Yahoo! Inc.[a]	742,727	10,613,569

		91,719,829

MACHINERY – 0.06%
Intermec Inc.[a]	39,285	474,563

		474,563

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
OFFICE & BUSINESS EQUIPMENT – 0.91%
Pitney Bowes Inc.	167,970	$4,121,984
Xerox Corp.	560,303	3,423,451

		7,545,435

SEMICONDUCTORS – 16.36%
Actel Corp.[a]	14,657	181,307
Advanced Micro Devices Inc.[a]	278,283	1,004,602
Altera Corp.	177,008	2,887,000
Amkor Technology Inc.[a,b]	16,058	69,210
Analog Devices Inc.	170,635	3,631,113
Applied Materials Inc.	801,529	9,786,669
Applied Micro Circuits Corp.[a]	38,206	208,223
Atmel Corp.[a]	250,926	963,556
Broadcom Corp. Class Aa	251,533	5,833,050
Brooks Automation Inc.[a]	34,488	214,515
Cabot Microelectronics Corp.[a]	14,227	409,880
Cirrus Logic Inc.[a]	43,509	202,317
Cohu Inc.	12,535	122,342
Cree Inc.[a,b]	45,578	1,248,381
Cypress Semiconductor Corp.[a]	83,722	663,915
DSP Group Inc.[a]	6,586	41,426
Emulex Corp.[a]	49,276	515,920
Exar Corp.[a]	23,580	145,017
Fairchild Semiconductor International Inc. Class Aa	48,810	300,670
FormFactor Inc.[a]	24,486	426,791
Integrated Device Technology Inc.[a]	101,600	551,688
Intel Corp.	3,153,868	49,768,037
International Rectifier Corp.[a]	39,473	666,304
Intersil Corp. Class A	70,783	821,083
KLA-Tencor Corp.	97,039	2,691,862
Kulicke and Soffa Industries Inc.[a]	21,667	86,668
Lam Research Corp.[a,b]	69,470	1,936,824
Lattice Semiconductor Corp.[a]	65,988	114,819
Linear Technology Corp.	122,768	2,673,887
LSI Corp.[a]	369,343	1,418,277
Marvell Technology Group Ltd.[a]	268,410	2,947,142
Maxim Integrated Products Inc.	176,182	2,387,266
MEMC Electronic Materials Inc.[a]	127,044	2,058,113
Micrel Inc.	29,875	224,063
Microchip Technology Inc.	111,871	2,573,033
Micron Technology Inc.[a,b]	422,412	2,061,371

Security	Shares	Value
Microsemi Corp.[a]	45,573	$611,590
National Semiconductor Corp.	139,443	1,724,910
Novellus Systems Inc.[a]	60,491	1,092,467
NVIDIA Corp.[a]	307,307	3,527,884
OmniVision Technologies Inc.[a]	27,063	257,369
ON Semiconductor Corp.[a]	219,932	1,192,031
PMC-Sierra Inc.[a]	121,253	960,324
QLogic Corp.[a]	95,748	1,357,707
Rambus Inc.[a]	58,602	702,052
Semtech Corp.[a]	34,776	501,470
Silicon Image Inc.[a]	45,649	124,165
Silicon Laboratories Inc.[a,b]	29,603	984,596
Skyworks Solutions Inc.[a]	90,634	801,205
Teradyne Inc.[a]	88,968	528,470
Tessera Technologies Inc.[a]	27,284	383,067
Texas Instruments Inc.	748,173	13,512,004
TriQuint Semiconductor Inc.[a]	80,818	309,533
Varian Semiconductor Equipment Associates Inc.[a]	41,559	1,063,495
Xilinx Inc.	168,405	3,442,198
Zoran Corp.[a]	22,689	202,840

		135,115,718

SOFTWARE – 21.85%
ACI Worldwide Inc.[a]	19,528	337,248
Adobe Systems Inc.[a]	319,264	8,731,870
Advent Software Inc.[a,b]	10,547	350,582
ANSYS Inc.[a]	62,404	1,723,598
Autodesk Inc.[a]	135,254	2,696,965
BMC Software Inc.[a]	128,358	4,450,172
CA Inc.	248,578	4,287,971
Cerner Corp.[a,b]	52,719	2,836,282
Citrix Systems Inc.[a]	111,023	3,167,486
Compuware Corp.[a]	155,338	1,161,928
Concur Technologies Inc.[a]	31,591	855,168
CSG Systems International Inc.[a]	25,239	365,966
Fair Isaac Corp.	28,529	479,858
Informatica Corp.[a]	49,622	788,990
Intuit Inc.[a]	206,286	4,771,395
JDA Software Group Inc.[a]	17,240	243,256
Microsoft Corp.	4,521,105	91,597,587
Novell Inc.[a]	194,925	732,918
Nuance Communications Inc.[a]	107,556	1,435,873

56	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
Omniture Inc.[a,b]	42,127	$519,005
Oracle Corp.	1,944,920	37,614,753
Parametric Technology Corp.[a]	77,165	860,390
Progress Software Corp.[a]	32,958	698,380
Quest Software Inc.[a]	39,675	576,478
Red Hat Inc.[a]	105,994	1,830,516
Salesforce.com Inc.[a,b]	60,060	2,571,169
Solera Holdings Inc.[a]	65,110	1,485,810
Sybase Inc.[a]	58,074	1,972,193
VeriFone Holdings Inc.[a,b]	44,741	336,005
VMware Inc. Class Aa,b	24,730	644,958
Wind River Systems Inc.[a]	44,688	327,563

		180,452,333

TELECOMMUNICATIONS – 19.02%
Adaptec Inc.[a]	84,529	241,753
ADC Telecommunications Inc.[a]	24,685	181,682
ADTRAN Inc.	35,899	759,264
Amdocs Ltd.[a]	130,357	2,728,372
American Tower Corp. Class Aa	247,192	7,850,818
ARRIS Group Inc.[a]	71,037	757,965
Atheros Communications Inc.[a]	33,013	568,484
Ciena Corp.[a,b]	38,870	464,497
Cisco Systems Inc.[a]	3,302,307	63,800,571
Comtech Telecommunications Corp.[a]	20,609	689,783
Corning Inc.	892,966	13,055,163
Crown Castle International Corp.[a]	145,641	3,571,117
EchoStar Corp.[a]	23,547	372,514
Extreme Networks Inc.[a]	77,284	136,020
Finisar Corp.[a]	150,868	99,573
Harmonic Inc.[a]	52,556	385,235
Harris Corp.	82,800	2,532,024
InterDigital Inc.[a]	25,449	669,818
JDS Uniphase Corp.[a]	96,538	445,040
Juniper Networks Inc.[a]	309,965	6,710,742
Motorola Inc.	1,188,169	6,570,575
Plantronics Inc.	27,092	345,152
Polycom Inc.[a]	49,398	920,779
QUALCOMM Inc.	903,313	38,228,206
RF Micro Devices Inc.[a]	48,369	102,059
SAVVIS Inc.[a,b]	15,782	179,599
SBA Communications Corp. Class Aa	64,535	1,626,282

Security	Shares	Value
Sonus Networks Inc.[a]	141,433	$244,679
Sycamore Networks Inc.[a]	106,239	313,405
Tekelec[a]	34,458	534,099
Tellabs Inc.[a]	217,426	1,139,312
3Com Corp.[a]	223,673	905,876

		157,130,458

TOTAL COMMON STOCKS (Cost: $1,158,983,352)		825,341,468

SHORT-TERM INVESTMENTS – 1.59%

MONEY MARKET FUNDS – 1.59%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	10,688,465	10,688,465
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	1,670,457	1,670,457
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	794,886	794,886

		13,153,808

TOTAL SHORT-TERM INVESTMENTS
(Cost: $13,153,808)		13,153,808

TOTAL INVESTMENTS IN SECURITIES – 101.51% (Cost: $1,172,137,160)		838,495,276

Other Assets, Less Liabilities – (1.51)%		(12,485,067)

NET ASSETS – 100.00%		$826,010,209

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Schedule of Investments

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.97%

HOLDING COMPANIES - DIVERSIFIED – 4.19%
Leucadia National Corp.[a,b]	1,049,410	$22,278,974

		22,278,974

TELECOMMUNICATIONS – 95.78%
Alaska Communications Systems Group Inc.[b]	711,441	4,289,989
AT&T Inc.	4,162,442	106,641,764
Atlantic Tele-Network Inc.	171,469	3,786,036
Cbeyond Inc.[a,b]	333,863	6,804,128
Centennial Communications Corp.[a]	742,045	6,136,712
CenturyTel Inc.[b]	585,213	15,888,533
Cincinnati Bell Inc.[a]	2,860,778	7,981,571
Consolidated Communications Holdings Inc.	397,583	4,472,809
Embarq Corp.	639,562	23,382,387
Frontier Communications Corp.	2,052,609	14,594,050
General Communication Inc. Class Aa	613,598	4,700,161
Global Crossing Ltd.[a,b]	491,257	3,566,526
Iowa Telecommunications Services Inc.	448,212	5,907,434
Leap Wireless International Inc.[a,b]	351,098	12,664,105
Level 3 Communications Inc.[a,b]	13,779,195	15,432,698
MetroPCS Communications Inc.[a,b]	1,203,414	20,566,345
NII Holdings Inc. Class Ba	977,534	15,796,949
NTELOS Holdings Corp.	328,148	5,243,805
PAETEC Holding Corp.[a]	2,117,934	6,502,057
Qwest Communications International Inc.	6,594,917	25,654,227
RCN Corp.[a]	605,361	2,481,980
Shenandoah Telecommunications Co.	271,449	5,328,544
Sprint Nextel Corp.[a]	8,811,199	38,416,828
SureWest Communications	232,812	1,499,309
Telephone and Data Systems Inc.	590,614	16,932,903
tw telecom inc.[a]	991,933	9,115,864
United States Cellular Corp.[a]	174,033	5,917,122
USA Mobility Inc.	372,583	4,143,123

Security	Shares	Value
Verizon Communications Inc.	2,599,355	$78,864,431
Virgin Media Inc.	2,161,954	16,690,285
Windstream Corp.	2,366,980	19,645,934

		509,048,609

TOTAL COMMON STOCKS (Cost: $736,570,387)		531,327,583

SHORT-TERM INVESTMENTS – 14.01%

MONEY MARKET FUNDS – 14.01%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	63,715,102	63,715,102
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	9,957,776	9,957,776
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	777,151	777,151

		74,450,029

TOTAL SHORT-TERM INVESTMENTS
(Cost: $74,450,029)		74,450,029

TOTAL INVESTMENTS IN SECURITIES – 113.98% (Cost: $811,020,416)		605,777,612

Other Assets, Less Liabilities – (13.98)%		(74,296,857)

NET ASSETS – 100.00%		$531,480,755

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

58	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.72%

ELECTRIC – 83.10%
AES Corp. (The)[a]	731,077	$5,168,714
Allegheny Energy Inc.	183,150	4,747,248
ALLETE Inc.	29,715	773,779
Alliant Energy Corp.	120,928	2,703,950
Ameren Corp.	229,738	5,288,569
American Electric Power Co. Inc.	444,794	11,733,666
Avista Corp.	59,465	894,948
Black Hills Corp.	42,247	839,870
Calpine Corp.[a,b]	396,289	3,213,904
CenterPoint Energy Inc.	336,148	3,576,615
Cleco Corp.	65,233	1,375,764
CMS Energy Corp.	245,747	2,953,879
Consolidated Edison Inc.	299,582	11,123,480
Constellation Energy Group Inc.	194,904	4,693,288
Dominion Resources Inc.	636,490	19,196,538
DPL Inc.[b]	126,734	2,842,644
DTE Energy Co.	179,250	5,300,422
Duke Energy Corp.	1,372,959	18,960,564
Dynegy Inc. Class Aa	548,095	975,609
Edison International	327,834	9,346,547
El Paso Electric Co.[a]	49,635	684,963
Entergy Corp.	207,311	13,427,533
Exelon Corp.	722,588	33,332,984
FirstEnergy Corp.	333,860	13,654,874
FPL Group Inc.	411,240	22,120,600
Great Plains Energy Inc.	129,502	1,873,894
Hawaiian Electric Industries Inc.	99,134	1,540,542
IDACORP Inc.	49,174	1,178,701
Integrys Energy Group Inc.	83,883	2,215,350
ITC Holdings Corp.	53,988	2,350,098
Mirant Corp.[a]	181,490	2,310,368
Northeast Utilities	189,394	3,981,062
NorthWestern Corp.	39,542	827,219
NRG Energy Inc.[a,b]	255,718	4,597,810
NSTAR	116,604	3,662,532
NV Energy Inc.	256,348	2,627,567
Pepco Holdings Inc.	237,210	2,834,659
PG&E Corp.	400,421	14,863,628
Pinnacle West Capital Corp.	110,305	3,020,151
PNM Resources Inc.	86,510	737,065

Security	Shares	Value
Portland General Electric Co.	80,324	$1,467,519
PPL Corp.	407,498	12,188,265
Progress Energy Inc.	286,147	9,763,336
Public Service Enterprise Group Inc.	556,694	16,611,749
Reliant Energy Inc.[a]	382,324	1,896,327
SCANA Corp.	119,183	3,601,710
Southern Co.	851,297	24,585,457
TECO Energy Inc.	218,202	2,310,759
UniSource Energy Corp.	38,790	1,020,953
Westar Energy Inc.	118,865	2,083,703
Wisconsin Energy Corp.	128,088	5,118,396
Xcel Energy Inc.	491,765	9,068,147

		337,267,919

ENERGY - ALTERNATE SOURCES – 0.46%
Covanta Holding Corp.[a]	133,508	1,883,798

		1,883,798

GAS – 8.67%
AGL Resources Inc.	83,898	2,615,101
Atmos Energy Corp.	100,543	2,484,418
Laclede Group Inc. (The)	22,557	782,277
New Jersey Resources Corp.	46,033	1,515,406
Nicor Inc.	49,084	1,577,560
NiSource Inc.	300,728	3,305,001
Northwest Natural Gas Co.	29,052	1,188,227
Piedmont Natural Gas Co.	75,332	1,839,607
Sempra Energy	248,019	11,413,834
South Jersey Industries Inc.	32,068	1,113,080
Southwest Gas Corp.	48,422	978,609
UGI Corp.	117,650	2,698,891
Vectren Corp.	88,505	1,962,156
WGL Holdings Inc.	54,782	1,705,911

		35,180,078

OIL & GAS – 1.18%
EQT Corp.	142,075	4,777,982

		4,777,982

PIPELINES – 5.16%
National Fuel Gas Co.	73,678	2,410,007
ONEOK Inc.	106,531	2,787,916
Questar Corp.	188,441	5,600,467
Spectra Energy Corp.	700,049	10,150,711

		20,949,101

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

April 30, 2009

Security	Shares	Value
WATER – 1.15%
American Water Works Co. Inc.	63,394	$1,141,092
Aqua America Inc.	146,039	2,679,816
California Water Service Group	21,100	823,533

		4,644,441

TOTAL COMMON STOCKS
(Cost: $597,889,347)		404,703,319

SHORT-TERM INVESTMENTS – 0.92%

MONEY MARKET FUNDS – 0.92%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	2,801,686	2,801,686
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	437,864	437,864
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	498,421	498,421

		3,737,971

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,737,971)		3,737,971

TOTAL INVESTMENTS IN SECURITIES – 100.64%
(Cost: $601,627,318)		408,441,290

Other Assets, Less Liabilities – (0.64)%		(2,585,248)

NET ASSETS – 100.00%		$405,856,042

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

60	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES EPAC SELECT DIVIDEND INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.29%

AUSTRALIA – 29.47%
Amcor Ltd.	60,074	$211,413
APN News & Media Ltd.	49,490	50,904
Australia and New Zealand Banking Group Ltd.	75,950	887,227
Australian Pipeline Trust	84,084	182,858
Billabong International Ltd.	101,087	779,820
Bradken Ltd.	84,819	198,790
Commonwealth Bank of Australia	76,930	1,984,434
CSR Ltd.	78,302	77,663
David Jones Ltd.	230,839	513,880
Elders Ltd.	93,786	29,973
Felix Resources Ltd.	49,588	406,949
Incitec Pivot Ltd.	969,634	1,503,143
Lend Lease Corp. Ltd.	88,151	467,600
Lion Nathan Ltd.	49,539	426,929
Macquarie Airports	88,053	117,094
Macquarie Infrastructure Group	75,509	74,893
Mirvac Group	188,115	144,427
National Australia Bank Ltd.	79,870	1,210,578
Orica Ltd.	24,108	297,564
Qantas Airways Ltd.	85,456	124,313
Sims Metal Management Ltd.	63,357	930,968
Stockland Corp. Ltd.	117,306	270,620
Suncorp-Metway Ltd.	104,430	452,676
Telstra Corp. Ltd.	23,912	58,502
United Group Ltd.	8,624	60,826
Wesfarmers Ltd.	101,443	1,687,363
Westfield Group	66,493	524,186
Westpac Banking Corp.	71,393	1,007,087
WorleyParsons Ltd.	48,559	651,806

		15,334,486

AUSTRIA – 3.83%
Oesterreichische Post AG	23,716	697,345
OMV AG	19,992	628,641
voestalpine AG	34,300	665,856

		1,991,842

CANADA – 2.35%
Bank of Montreal	19,012	632,080
Manitoba Telecom Services Inc.	10,602	298,937

Security	Shares	Value
Russel Metals Inc.	23,128	$244,498
Sherritt International Corp.	10,490	45,294

		1,220,809

FINLAND – 8.66%
Cargotec Corp. Class B	45,619	597,848
Kesko OYJ Class B	32,879	863,517
Konecranes OYJ	23,765	489,685
Metso OYJ	65,177	1,012,210
Rautaruukki OYJ	49,588	934,383
YIT OYJ	62,769	605,515

		4,503,158

FRANCE – 5.93%
Credit Agricole SA	23,824	353,575
Etablissements Maurel et Prom	32,438	481,201
France Telecom SA	22,540	503,869
PPR SA	18,130	1,404,206
Veolia Environnement	7,399	205,550
Vivendi	5,047	136,899

		3,085,300

GERMANY – 1.27%
BASF SEa	17,493	662,252

		662,252

HONG KONG – 10.54%
BOC Hong Kong (Holdings) Ltd.	245,000	349,632
CLP Holdings Ltd.	98,000	662,594
COSCO Pacific Ltd.	98,000	94,205
Esprit Holdings Ltd.	88,200	544,553
Hongkong Electric Holdings Ltd.	73,500	434,353
Industrial and Commercial Bank of China (Asia) Ltd.	245,000	315,491
Orient Overseas International Ltd.	196,000	567,757
Television Broadcasts Ltd.	49,000	173,868
TPV Technology Ltd.	294,000	97,872
VTech Holdings Ltd.	392,000	1,972,607
Yue Yuen Industrial Holdings Ltd.	122,500	273,130

		5,486,062

ITALY – 5.52%
Banca Monte dei Paschi di Siena SpA	179,291	290,321
Enel SpA	125,052	684,782
Eni SpA	63,504	1,384,253

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® DOW JONES EPAC SELECT DIVIDEND INDEX FUND

April 30, 2009

Security	Shares	Value
Milano Assicurazioni SpA	139,549	$431,780
Telecom Italia SpA	63,308	80,786

		2,871,922
NETHERLANDS – 3.53%
Koninklijke BAM Groep NV	92,512	920,633
Koninklijke KPN NV	29,400	354,868
SBM Offshore NV	34,300	559,046

		1,834,547
NEW ZEALAND – 2.14%
Fletcher Building Ltd.	201,831	769,035
Telecom Corp. of New Zealand Ltd.	215,796	346,079

		1,115,114
NORWAY – 0.08%
Fred Olsen Energy ASA	1,323	42,246

		42,246
SINGAPORE – 6.54%
Jardine Cycle & Carriage Ltd.	98,000	947,360
Keppel Corp. Ltd.	49,000	198,362
SembCorp Industries Ltd.	196,000	362,226
Singapore Airlines Ltd.	98,000	709,856
Singapore Petroleum Co. Ltd.	392,000	891,633
Straits Asia Resources Ltd.	98,000	70,322
UOL Group Ltd.[a]	147,000	220,918

		3,400,677
SPAIN – 0.60%
Gas Natural SDG SA	19,600	314,261

		314,261
SWEDEN – 3.46%
Kungsleden AB	148,519	750,478
Sandvik AB	57,428	381,451
SSAB Svenskt Stal AB Class A	54,488	525,972
TeliaSonera AB	29,743	140,692

		1,798,593
UNITED KINGDOM – 15.37%
Aviva PLC	109,858	513,595
BT Group PLC	107,212	149,335
Carpetright PLC	91,728	788,351
Close Brothers Group PLC	118,286	1,102,487
Dairy Crest Group PLC	171,402	789,889
DS Smith PLC	207,221	238,739
Hays PLC	111,916	149,668

Security	Shares	Value
HMV Group PLC	121,765	$258,468
HSBC Holdings PLC	126,695	902,075
IMI PLC	104,272	553,533
Provident Financial PLC	115,934	1,461,082
Rexam PLC	102,361	480,063
Tomkins PLC	198,362	512,178
Vodafone Group PLC	51,058	94,345

		7,993,808

TOTAL COMMON STOCKS (Cost: $58,897,317)		51,655,077

SHORT-TERM INVESTMENTS – 0.01%

MONEY MARKET FUNDS – 0.01%
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[b,c]	6,013	6,013

		6,013

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,013)		6,013

TOTAL INVESTMENTS IN SECURITIES – 99.30% (Cost: $58,903,330)		51,661,090

Other Assets, Less Liabilities – 0.70%		365,421

NET ASSETS – 100.00%		$52,026,511

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

62	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.64%

AEROSPACE & DEFENSE – 2.63%
General Dynamics Corp.	755,485	$39,035,910
Northrop Grumman Corp.	801,121	38,734,200

		77,770,110

AGRICULTURE – 2.55%
Altria Group Inc.	2,087,419	34,087,552
Universal Corp.[a]	1,376,918	41,527,847

		75,615,399

BANKS – 8.56%
BancorpSouth Inc.	1,087,601	25,286,723
Bank of Hawaii Corp.	1,105,526	38,848,184
BB&T Corp.	1,693,289	39,521,365
F.N.B. Corp.	2,205,173	16,582,901
First BanCorp (Puerto Rico)	727,003	4,005,787
FirstMerit Corp.[a]	1,477,129	28,671,074
Pacific Capital Bancorp	1,467,823	10,186,692
Trustmark Corp.	1,190,051	25,871,709
United Bancshares Inc.	956,918	24,822,453
Valley National Bancorp	1,154,612	16,707,236
Wilmington Trust Corp.	1,579,357	22,916,470

		253,420,594

BEVERAGES – 1.14%
Coca-Cola Co. (The)	783,829	33,743,838

		33,743,838

BUILDING MATERIALS – 0.71%
Masco Corp.	2,361,327	20,921,357

		20,921,357

CHEMICALS – 7.69%
Dow Chemical Co. (The)	2,049,169	32,786,704
Eastman Chemical Co.	1,490,304	59,135,263
International Flavors & Fragrances Inc.	808,225	25,216,620
PPG Industries Inc.	1,207,983	53,211,651
RPM International Inc.	1,537,221	21,244,394
Sensient Technologies Corp.	780,678	18,252,252
Valspar Corp. (The)	747,308	17,935,392

		227,782,276

Security	Shares	Value
COMMERCIAL SERVICES – 1.98%
Deluxe Corp.	2,331,711	$33,809,809
R.R. Donnelley & Sons Co.	2,127,369	24,783,849

		58,593,658

COSMETICS & PERSONAL CARE – 0.74%
Avon Products Inc.	962,558	21,907,820

		21,907,820

DISTRIBUTION & WHOLESALE – 2.94%
Genuine Parts Co.	995,363	33,802,527
Watsco Inc.[a]	1,241,476	53,321,394

		87,123,921

ELECTRIC – 19.32%
Alliant Energy Corp.	1,144,971	25,601,552
American Electric Power Co. Inc.	1,263,872	33,340,943
Black Hills Corp.	1,331,312	26,466,483
CenterPoint Energy Inc.	1,333,836	14,192,015
Cleco Corp.	877,446	18,505,336
DPL Inc.	1,228,114	27,546,597
DTE Energy Co.	1,567,539	46,352,128
Edison International	847,000	24,147,970
Entergy Corp.	883,747	57,240,293
FirstEnergy Corp.	1,018,141	41,641,967
FPL Group Inc.	901,526	48,493,084
Northeast Utilities	914,346	19,219,553
OGE Energy Corp.	1,328,250	34,149,307
Pinnacle West Capital Corp.	1,787,058	48,929,648
PPL Corp.	1,018,724	30,470,035
SCANA Corp.	1,223,203	36,965,195
TECO Energy Inc.	1,556,376	16,482,022
UniSource Energy Corp.	848,645	22,336,336

		572,080,464

ELECTRICAL COMPONENTS & EQUIPMENT – 2.43%
Emerson Electric Co.	982,963	33,460,060
Hubbell Inc. Class B	1,159,703	38,502,140

		71,962,200

ENVIRONMENTAL CONTROL – 1.40%
Republic Services Inc.	912,070	19,153,470
Waste Management Inc.	834,418	22,253,928

		41,407,398

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

April 30, 2009

Security	Shares	Value
FOOD – 3.09%
General Mills Inc.	703,009	$35,635,526
Kraft Foods Inc. Class A	1,070,898	25,059,013
Sara Lee Corp.	1,206,366	10,036,965
Sysco Corp.	884,178	20,627,873

		91,359,377

FOREST PRODUCTS & PAPER – 1.09%
MeadWestvaco Corp.	2,063,450	32,313,627

		32,313,627

GAS – 4.85%
AGL Resources Inc.	1,312,623	40,914,459
Nicor Inc.[a]	1,358,701	43,668,650
NiSource Inc.	2,140,912	23,528,623
Sempra Energy	772,434	35,547,413

		143,659,145

HOUSEHOLD PRODUCTS & WARES – 5.69%
Avery Dennison Corp.	1,303,446	37,461,038
Clorox Co. (The)	879,131	49,275,293
Kimberly-Clark Corp.	1,047,395	51,468,990
Tupperware Brands Corp.	1,212,104	30,338,963

		168,544,284

INSURANCE – 6.64%
Allstate Corp. (The)	1,572,168	36,678,679
Arthur J. Gallagher & Co.	1,389,468	31,235,241
Cincinnati Financial Corp.	1,427,838	34,196,720
Mercury General Corp.	1,394,284	47,098,914
Unitrin Inc.	1,489,282	25,317,794
Zenith National Insurance Corp.	963,832	21,965,731

		196,493,079

IRON & STEEL – 0.38%
Steel Dynamics Inc.	902,864	11,240,657

		11,240,657

MACHINERY – 2.17%
Briggs & Stratton Corp.	1,589,516	23,651,998
Caterpillar Inc.	666,343	23,708,484
Joy Global Inc.	667,222	17,014,161

		64,374,643

MANUFACTURING – 4.51%
Eaton Corp.	1,080,162	47,311,096
General Electric Co.	1,786,608	22,600,591
Honeywell International Inc.	925,527	28,885,698

Security	Shares	Value
Leggett & Platt Inc.	1,674,420	$24,044,671
Trinity Industries Inc.	733,392	10,714,857

		133,556,913

MEDIA – 0.89%
McGraw-Hill Companies Inc. (The)	875,603	26,399,430

		26,399,430

METAL FABRICATE & HARDWARE – 1.10%
Commercial Metals Co.	993,220	14,779,114
Timken Co. (The)	1,111,299	17,869,688

		32,648,802

OFFICE & BUSINESS EQUIPMENT – 1.21%
Pitney Bowes Inc.	1,459,592	35,818,388

		35,818,388

OIL & GAS – 3.33%
Chevron Corp.	811,272	53,625,079
Patterson-UTI Energy Inc.	1,407,680	17,891,613
Sunoco Inc.	1,020,106	27,043,010

		98,559,702

PACKAGING & CONTAINERS – 0.94%
Sonoco Products Co.	1,134,983	27,704,935

		27,704,935

PHARMACEUTICALS – 4.34%
Bristol-Myers Squibb Co.	1,456,020	27,955,584
Eli Lilly and Co.	1,275,117	41,976,852
Merck & Co. Inc.	1,420,075	34,422,618
Pfizer Inc.	1,815,996	24,261,707

		128,616,761

PIPELINES – 1.20%
ONEOK Inc.	1,359,245	35,571,442

		35,571,442

RETAIL – 2.05%
Darden Restaurants Inc.	981,496	36,285,907
Home Depot Inc. (The)	926,811	24,393,665

		60,679,572

SAVINGS & LOANS – 2.20%
Astoria Financial Corp.	1,560,854	12,892,654
First Niagara Financial Group Inc.	975,086	13,202,664
New York Community Bancorp Inc.	2,219,108	25,098,111
People’s United Financial Inc.	887,414	13,861,407

		65,054,836

64	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

April 30, 2009

Security	Shares	Value
TELECOMMUNICATIONS – 1.22%
AT&T Inc.	1,408,491	$36,085,539

		36,085,539

TOYS, GAMES & HOBBIES – 0.65%
Mattel Inc.	1,297,219	19,406,396

		19,406,396

TOTAL COMMON STOCKS (Cost: $3,826,186,279)		2,950,416,563

SHORT-TERM INVESTMENTS – 0.08%

MONEY MARKET FUNDS – 0.08%
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[a,b]	2,356,646	2,356,646

		2,356,646

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,356,646)		2,356,646

TOTAL INVESTMENTS IN SECURITIES – 99.72% (Cost: $3,828,542,925)		2,952,773,209

Other Assets, Less Liabilities – 0.28%		8,225,029

NET ASSETS – 100.00%		$2,960,998,238

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	65

Schedule of Investments

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.87%

AIRLINES – 4.90%
AMR Corp.[a,b]	111,973	$532,991
Continental Airlines Inc. Class Ba	455,254	4,789,272
JetBlue Airways Corp.[a]	611,005	3,012,255
Southwest Airlines Co.	638,879	4,459,375

		12,793,893

TRANSPORTATION – 89.24%
Alexander & Baldwin Inc.	556,228	14,817,914
Burlington Northern Santa Fe Corp.	433,166	29,230,042
C.H. Robinson Worldwide Inc.	258,946	13,765,569
Con-way Inc.	534,644	13,248,478
CSX Corp.	402,992	11,924,533
Expeditors International Washington Inc.	419,043	14,544,983
FedEx Corp.	440,249	24,636,334
J.B. Hunt Transport Services Inc.	493,982	13,890,774
Landstar System Inc.	328,696	11,704,865
Norfolk Southern Corp.	430,557	15,362,274
Overseas Shipholding Group Inc.	427,580	12,275,822
Ryder System Inc.	387,564	10,731,647
Union Pacific Corp.	435,530	21,401,944
United Parcel Service Inc. Class B	463,709	24,270,529
YRC Worldwide Inc.[a,b]	498,700	1,511,061

		233,316,769

TRUCKING & LEASING – 5.73%
GATX Corp.	497,733	14,986,741

		14,986,741

TOTAL COMMON STOCKS
(Cost: $416,565,743)		261,097,403

Security	Shares	Value

SHORT-TERM INVESTMENTS – 0.61%

MONEY MARKET FUNDS – 0.61%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	1,143,752	$1,143,752
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	178,752	178,752
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	280,606	280,606

		1,603,110

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,603,110)		1,603,110

TOTAL INVESTMENTS IN SECURITIES – 100.48%
(Cost: $418,168,853)		262,700,513

Other Assets, Less Liabilities – (0.48)%		(1,250,347)

NET ASSETS – 100.00%		$261,450,166

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

66	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2009

	iShares Dow Jones U.S.
	Index Fund	Energy Sector Index Fund		Healthcare Sector Index Fund	Technology Sector Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$638,494,674	$855,354,134		$1,009,932,051	$1,158,983,352
Affiliated issuers (Note 2)	8,122,082	9,507,306		16,883,348	13,153,808

Total cost of investments	$646,616,756	$864,861,440		$1,026,815,399	$1,172,137,160

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$486,695,799	$597,070,692		$657,422,110	$825,341,468
Affiliated issuers (Note 2)	8,122,082	9,507,306		16,883,348	13,153,808

Total fair value of investments	494,817,881	606,577,998		674,305,458	838,495,276
Receivables:
Investment securities sold	2,090	–		–	–
Dividends and interest	682,486	202,545		868,744	184,649
Capital shares sold	–	–		–	1,681

Total Assets	495,502,457	606,780,543		675,174,202	838,681,606

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	7,578,085	8,927,293		16,119,158	12,358,922
Capital shares redeemed	–	3,001		–	–
Investment advisory fees (Note 2)	77,730	233,386		270,539	312,475

Total Liabilities	7,655,815	9,163,680		16,389,697	12,671,397

NET ASSETS	$487,846,642	$597,616,863		$658,784,505	$826,010,209

Net assets consist of:
Paid-in capital	$690,864,914	$927,244,409		$1,039,998,726	$1,229,801,713
Undistributed net investment income	679,648	173,235		713,680	3,414
Accumulated net realized loss	(51,899,045)	(71,517,339)		(29,417,960)	(70,153,034)
Net unrealized depreciation	(151,798,875)	(258,283,442)		(352,509,941)	(333,641,884)

NET ASSETS	$487,846,642	$597,616,863		$658,784,505	$826,010,209

Shares outstanding[b]	11,300,000	21,900,000	[c]	13,350,000	19,850,000

Net asset value per share	$43.17	$27.29	[c]	$49.35	$41.61

[a]	Securities on loan with values of $7,461,553, $9,449,867, $15,269,526 and $12,309,898, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.
[c]	Shares outstanding and net asset value per share reflect a three-for-one stock split effective July 24, 2008. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2009

	iShares Dow Jones U.S.		iShares Dow Jones
	Telecommunications Sector Index Fund	Utilities Sector Index Fund	EPAC Select Dividend Index Fund	Select Dividend Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$736,570,387	$597,889,347	$58,897,317	$3,618,481,111
Affiliated issuers (Note 2)	74,450,029	3,737,971	6,013	210,061,814

Total cost of investments	$811,020,416	$601,627,318	$58,903,330	$3,828,542,925

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$531,327,583	$404,703,319	$51,655,077	$2,783,227,598
Affiliated issuers (Note 2)	74,450,029	3,737,971	6,013	169,545,611

Total fair value of investments	605,777,612	408,441,290	51,661,090	2,952,773,209
Foreign currencies, at value[b]	–	–	185,087	–
Receivables:
Dividends and interest	3,017,224	922,430	201,285	9,178,843
Capital shares sold	15,014	–	–	–

Total Assets	608,809,850	409,363,720	52,047,462	2,961,952,052

LIABILITIES
Payables:
Investment securities purchased	3,301,486	–	–	–
Collateral for securities on loan (Note 5)	73,672,878	3,239,550	–	–
Capital shares redeemed	147,983	98,891	–	9,777
Investment advisory fees (Note 2)	206,748	169,237	20,951	944,037

Total Liabilities	77,329,095	3,507,678	20,951	953,814

NET ASSETS	$531,480,755	$405,856,042	$52,026,511	$2,960,998,238

Net assets consist of:
Paid-in capital	$925,279,151	$639,003,294	$93,812,964	$6,223,917,431
Undistributed net investment income	3,850,388	1,260,751	152,291	12,073,456
Accumulated net realized loss	(192,405,980)	(41,221,975)	(34,700,395)	(2,399,222,933)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(205,242,804)	(193,186,028)	(7,238,349)	(875,769,716)

NET ASSETS	$531,480,755	$405,856,042	$52,026,511	$2,960,998,238

Shares outstanding[c]	30,900,000	6,600,000	2,450,000	84,750,000

Net asset value per share	$17.20	$61.49	$21.24	$34.94

[a]	Securities on loan with values of $73,862,995, $3,264,316, $– and $–, respectively. See Note 5.
[b]	Cost of foreign currencies: $–, $–, $183,766 and $–, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

68	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2009

iShares Dow Jones
Transportation Average Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$416,565,743
Affiliated issuers (Note 2)	1,603,110

Total cost of investments	$418,168,853

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$261,097,403
Affiliated issuers (Note 2)	1,603,110

Total fair value of investments	262,700,513
Receivables:
Dividends and interest	133,362
Capital shares sold	38,886

Total Assets	262,872,761

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	1,322,504
Investment advisory fees (Note 2)	100,091

Total Liabilities	1,422,595

NET ASSETS	$261,450,166

Net assets consist of:
Paid-in capital	$434,436,599
Undistributed net investment income	34,389
Accumulated net realized loss	(17,552,482)
Net unrealized depreciation	(155,468,340)

NET ASSETS	$261,450,166

Shares outstanding[b]	4,650,000

Net asset value per share	$56.23

[a]	Securities on loan with a value of $1,255,891. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2009

	iShares Dow Jones U.S.
	Index Fund	Energy Sector Index Fund	Healthcare Sector Index Fund	Technology Sector Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$12,353,218	$14,247,331	$18,015,508	$8,442,858
Interest from affiliated issuers (Note 2)	7,993	10,301	12,177	9,494
Securities lending income from affiliated issuers (Note 2)	167,456	43,396	102,387	120,958

Total investment income	12,528,667	14,301,028	18,130,072	8,573,310

EXPENSES
Investment advisory fees (Note 2)	1,013,943	3,873,153	4,010,535	4,102,862

Total expenses	1,013,943	3,873,153	4,010,535	4,102,862

Net investment income	11,514,724	10,427,875	14,119,537	4,470,448

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(40,307,804)	(73,990,955)	(17,257,566)	(30,720,489)
In-kind redemptions	15,630,000	117,576,543	(262,472)	(6,313,472)

Net realized gain (loss)	(24,677,804)	43,585,588	(17,520,038)	(37,033,961)

Net change in unrealized appreciation (depreciation)	(207,722,836)	(511,224,650)	(222,467,060)	(264,237,592)

Net realized and unrealized loss	(232,400,640)	(467,639,062)	(239,987,098)	(301,271,553)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(220,885,916)	$(457,211,187)	$(225,867,561)	$(296,801,105)

[a]	Net of foreign withholding tax of $2,724, $2,252, $18,396 and $–, respectively.

See notes to financial statements.

70	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2009

	iShares Dow Jones U.S.		iShares Dow Jones
	Telecommunications Sector Index Fund	Utilities Sector Index Fund	EPAC Select Dividend Index Fund	Select Dividend Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$20,836,969	$23,785,014	$3,076,396	$196,074,915
Dividends from affiliated issuers (Note 2)	–	–	22,879	16,371,480
Interest from affiliated issuers (Note 2)	5,982	13,019	642	118,627
Securities lending income from affiliated issuers (Note 2)	294,205	37,066	–	981,860

Total investment income	21,137,156	23,835,099	3,099,917	213,546,882

EXPENSES
Investment advisory fees (Note 2)	2,316,707	2,887,047	247,256	16,693,727

Total expenses	2,316,707	2,887,047	247,256	16,693,727

Net investment income	18,820,449	20,948,052	2,852,661	196,853,155

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(163,659,340)	(27,175,364)	(32,766,164)	(1,969,132,600)
Investments in affiliated issuers (Note 2)	–	–	(739,225)	(114,171,226)
In-kind redemptions	8,520,825	6,266,154	835,901	(101,578,585)
Foreign currency transactions	–	–	(98,373)	–

Net realized loss	(155,138,515)	(20,909,210)	(32,767,861)	(2,184,882,411)

Net change in unrealized appreciation (depreciation) on:
Investments	(23,801,439)	(263,123,518)	(435,188)	(175,845,617)
Translation of assets and liabilities in foreign currencies	–	–	11,081	–

Net change in unrealized appreciation (depreciation)	(23,801,439)	(263,123,518)	(424,107)	(175,845,617)

Net realized and unrealized loss	(178,939,954)	(284,032,728)	(33,191,968)	(2,360,728,028)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(160,119,505)	$(263,084,676)	$(30,339,307)	$(2,163,874,873)

[a]	Net of foreign withholding tax of $–, $–, $201,993 and $129,434, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statement of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2009

iShares Dow Jones
Transportation Average Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$8,408,264
Interest from affiliated issuers (Note 2)	7,441
Securities lending income from affiliated issuers (Note 2)	116,815

Total investment income	8,532,520

EXPENSES
Investment advisory fees (Note 2)	2,292,441

Total expenses	2,292,441

Net investment income	6,240,079

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(31,915,040)
In-kind redemptions	(139,633,692)

Net realized loss	(171,548,732)

Net change in unrealized appreciation (depreciation)	(163,966,196)

Net realized and unrealized loss	(335,514,928)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(329,274,849)

See notes to financial statements.

72	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. Index Fund		iShares Dow Jones U.S. Energy Sector Index Fund
	Year ended April 30, 2009	Year ended April 30, 2008	Year ended April 30, 2009[a]	Year ended April 30, 2008[a]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$11,514,724	$10,441,445	$10,427,875	$9,533,456
Net realized gain (loss)	(24,677,804)	36,510,835	43,585,588	157,469,121
Net change in unrealized appreciation (depreciation)	(207,722,836)	(82,584,093)	(511,224,650)	117,465,234

Net increase (decrease) in net assets resulting from operations	(220,885,916)	(35,631,813)	(457,211,187)	284,467,811

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,406,791)	(10,502,856)	(10,266,624)	(9,740,188)
Return of capital	–	–	–	(80,731)

Total distributions to shareholders	(11,406,791)	(10,502,856)	(10,266,624)	(9,820,919)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	195,965,804	81,200,955	557,083,911	516,359,906
Cost of shares redeemed	(55,014,321)	(106,128,163)	(690,845,932)	(497,239,783)

Net increase (decrease) in net assets from capital share transactions	140,951,483	(24,927,208)	(133,762,021)	19,120,123

INCREASE (DECREASE) IN NET ASSETS	(91,341,224)	(71,061,877)	(601,239,832)	293,767,015

NET ASSETS
Beginning of year	579,187,866	650,249,743	1,198,856,695	905,089,680

End of year	$487,846,642	$579,187,866	$597,616,863	$1,198,856,695

Undistributed net investment income included in net assets at end of year	$679,648	$577,888	$173,235	$11,984

SHARES ISSUED AND REDEEMED
Shares sold	3,800,000	1,150,000	14,600,000	12,300,000
Shares redeemed	(1,050,000)	(1,600,000)	(17,900,000)	(11,700,000)

Net increase (decrease) in shares outstanding	2,750,000	(450,000)	(3,300,000)	600,000

[a]	Share transactions were adjusted to reflect a three-for-one stock split effective July 24, 2008. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Healthcare Sector Index Fund		iShares Dow Jones U.S. Technology Sector Index Fund
	Year ended April 30, 2009	Year ended April 30, 2008	Year ended April 30, 2009	Year ended April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$14,119,537	$11,717,905	$4,470,448	$2,100,384
Net realized gain (loss)	(17,520,038)	87,575,639	(37,033,961)	28,449,554
Net change in unrealized appreciation (depreciation)	(222,467,060)	(196,188,207)	(264,237,592)	(70,663,379)

Net decrease in net assets resulting from operations	(225,867,561)	(96,894,663)	(296,801,105)	(40,113,441)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(13,818,375)	(13,659,478)	(4,646,587)	(2,026,484)
Return of capital	–	–	–	(483,115)

Total distributions to shareholders	(13,818,375)	(13,659,478)	(4,646,587)	(2,509,599)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	388,177,502	286,237,270	412,227,650	593,037,172
Cost of shares redeemed	(347,404,165)	(620,914,062)	(372,817,872)	(244,252,586)

Net increase (decrease) in net assets from capital share transactions	40,773,337	(334,676,792)	39,409,778	348,784,586

INCREASE (DECREASE) IN NET ASSETS	(198,912,599)	(445,230,933)	(262,037,914)	306,161,546

NET ASSETS
Beginning of year	857,697,104	1,302,928,037	1,088,048,123	781,886,577

End of year	$658,784,505	$857,697,104	$826,010,209	$1,088,048,123

Undistributed net investment income included in net assets at end of year	$713,680	$412,518	$3,414	$77,321

SHARES ISSUED AND REDEEMED
Shares sold	6,450,000	4,050,000	9,250,000	9,750,000
Shares redeemed	(6,600,000)	(8,850,000)	(8,700,000)	(4,250,000)

Net increase (decrease) in shares outstanding	(150,000)	(4,800,000)	550,000	5,500,000

See notes to financial statements.

74	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Telecommunications Sector Index Fund		iShares Dow Jones U.S. Utilities Sector Index Fund
	Year ended April 30, 2009	Year ended April 30, 2008	Year ended April 30, 2009	Year ended April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$18,820,449	$17,350,750	$20,948,052	$20,608,950
Net realized gain (loss)	(155,138,515)	134,062,548	(20,909,210)	110,487,682
Net change in unrealized appreciation (depreciation)	(23,801,439)	(327,180,438)	(263,123,518)	(149,384,346)

Net decrease in net assets resulting from operations	(160,119,505)	(175,767,140)	(263,084,676)	(18,287,714)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(17,928,605)	(18,494,042)	(19,777,282)	(20,553,969)

Total distributions to shareholders	(17,928,605)	(18,494,042)	(19,777,282)	(20,553,969)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	247,671,025	648,667,188	133,431,558	279,925,207
Cost of shares redeemed	(134,456,678)	(897,943,516)	(248,691,626)	(396,928,128)

Net increase (decrease) in net assets from capital share transactions	113,214,347	(249,276,328)	(115,260,068)	(117,002,921)

DECREASE IN NET ASSETS	(64,833,763)	(443,537,510)	(398,122,026)	(155,844,604)

NET ASSETS
Beginning of year	596,314,518	1,039,852,028	803,978,068	959,822,672

End of year	$531,480,755	$596,314,518	$405,856,042	$803,978,068

Undistributed net investment income included in net assets at end of year	$3,850,388	$2,958,544	$1,260,751	$92,572

SHARES ISSUED AND REDEEMED
Shares sold	14,050,000	19,850,000	1,700,000	2,800,000
Shares redeemed	(6,750,000)	(29,050,000)	(3,350,000)	(4,050,000)

Net increase (decrease) in shares outstanding	7,300,000	(9,200,000)	(1,650,000)	(1,250,000)

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones EPAC Select Dividend Index Fund		iShares Dow Jones Select Dividend Index Fund
	Year ended April 30, 2009	Period from June 11, 2007[a] to April 30, 2008	Year ended April 30, 2009	Year ended April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,852,661	$3,203,400	$196,853,155	$269,553,471
Net realized gain (loss)	(32,767,861)	(1,779,152)	(2,184,882,411)	374,782,952
Net change in unrealized appreciation (depreciation)	(424,107)	(6,814,242)	(175,845,617)	(1,906,774,472)

Net decrease in net assets resulting from operations	(30,339,307)	(5,389,994)	(2,163,874,873)	(1,262,438,049)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,633,404)	(2,204,265)	(202,581,077)	(271,513,153)

Total distributions to shareholders	(3,633,404)	(2,204,265)	(202,581,077)	(271,513,153)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	28,029,018	93,549,310	560,557,740	2,076,180,232
Cost of shares redeemed	(4,110,321)	(23,874,526)	(1,134,975,304)	(3,299,741,338)

Net increase (decrease) in net assets from capital share transactions	23,918,697	69,674,784	(574,417,564)	(1,223,561,106)

INCREASE (DECREASE) IN NET ASSETS	(10,054,014)	62,080,525	(2,940,873,514)	(2,757,512,308)

NET ASSETS
Beginning of period	62,080,525	–	5,901,871,752	8,659,384,060

End of period	$52,026,511	$62,080,525	$2,960,998,238	$5,901,871,752

Undistributed net investment income included in net assets at end of period	$152,291	$1,031,407	$12,073,456	$17,801,378

SHARES ISSUED AND REDEEMED
Shares sold	1,200,000	2,000,000	12,800,000	31,700,000
Shares redeemed	(200,000)	(550,000)	(27,400,000)	(50,250,000)

Net increase (decrease) in shares outstanding	1,000,000	1,450,000	(14,600,000)	(18,550,000)

[a]	Commencement of operations.

See notes to financial statements.

76	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones Transportation Average Index Fund
	Year ended April 30, 2009	Year ended April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,240,079	$3,294,978
Net realized loss	(171,548,732)	(19,566,491)
Net change in unrealized appreciation (depreciation)	(163,966,196)	26,525,514

Net increase (decrease) in net assets resulting from operations	(329,274,849)	10,254,001

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,224,965)	(3,377,671)

Total distributions to shareholders	(6,224,965)	(3,377,671)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,045,011,721	4,194,873,504
Cost of shares redeemed	(3,220,034,364)	(3,795,088,785)

Net increase (decrease) in net assets from capital share transactions	(175,022,643)	399,784,719

INCREASE (DECREASE) IN NET ASSETS	(510,522,457)	406,661,049

NET ASSETS
Beginning of year	771,972,623	365,311,574

End of year	$261,450,166	$771,972,623

Undistributed net investment income included in net assets at end of year	$34,389	$19,275

SHARES ISSUED AND REDEEMED
Shares sold	38,600,000	48,450,000
Shares redeemed	(42,300,000)	(44,150,000)

Net increase (decrease) in shares outstanding	(3,700,000)	4,300,000

See notes to financial statements.

FINANCIAL STATEMENTS	77

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005

Net asset value, beginning of year	$67.74	$72.25	$64.06	$55.32	$52.57

Income from investment operations:
Net investment income	1.14 [a]	1.16 [a]	1.07 [a]	0.98	0.99
Net realized and unrealized gain (loss)[b]	(24.58)	(4.51)	8.16	8.71	2.72

Total from investment operations	(23.44)	(3.35)	9.23	9.69	3.71

Less distributions from:
Net investment income	(1.13)	(1.16)	(1.04)	(0.95)	(0.96)

Total distributions	(1.13)	(1.16)	(1.04)	(0.95)	(0.96)

Net asset value, end of year	$43.17	$67.74	$72.25	$64.06	$55.32

Total return	(34.80)%	(4.70)%	14.57%	17.63%	7.05%

Ratios/Supplemental data:
Net assets, end of year (000s)	$487,847	$579,188	$650,250	$509,301	$414,902
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	2.27%	1.64%	1.62%	1.63%	1.81%
Portfolio turnover rate[c]	7%	4%	4%	5%	6%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Energy Sector Index Fund
	Year ended Apr. 30, 2009[a]	Year ended Apr. 30, 2008[a]	Year ended Apr. 30, 2007[a]	Year ended Apr. 30, 2006[a]	Year ended Apr. 30, 2005[a]

Net asset value, beginning of year	$47.57	$36.79	$32.31	$23.53	$17.74

Income from investment operations:
Net investment income	0.46 [b]	0.36 [b]	0.37 [b]	0.28	0.24
Net realized and unrealized gain (loss)[c]	(20.28)	10.79	4.49	8.79	5.80

Total from investment operations	(19.82)	11.15	4.86	9.07	6.04

Less distributions from:
Net investment income	(0.46)	(0.37)	(0.37)	(0.29)	(0.25)
Return of capital	–	(0.00)[d]	(0.01)	–	–

Total distributions	(0.46)	(0.37)	(0.38)	(0.29)	(0.25)

Net asset value, end of year	$27.29	$47.57	$36.79	$32.31	$23.53

Total return	(41.84)%	30.45%	15.26%	38.69%	34.26%

Ratios/Supplemental data:
Net assets, end of year (000s)	$597,617	$1,198,857	$905,090	$954,697	$638,773
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	1.28%	0.84%	1.13%	1.00%	1.16%
Portfolio turnover rate[e]	25%	2%	6%	2%	3%

[a]	Per share amounts were adjusted to reflect a three-for-one stock split effective July 24, 2008. See Note 4.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Rounds to less than $0.01.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Healthcare Sector Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005

Net asset value, beginning of year	$63.53	$71.20	$61.79	$60.43	$58.99

Income from investment operations:
Net investment income	0.95 [a]	0.76 [a]	0.86 [a]	0.46	0.42
Net realized and unrealized gain (loss)[b]	(14.20)	(7.55)	9.29	1.36	1.44

Total from investment operations	(13.25)	(6.79)	10.15	1.82	1.86

Less distributions from:
Net investment income	(0.93)	(0.88)	(0.74)	(0.46)	(0.42)

Total distributions	(0.93)	(0.88)	(0.74)	(0.46)	(0.42)

Net asset value, end of year	$49.35	$63.53	$71.20	$61.79	$60.43

Total return	(21.00)%	(9.63)%	16.55%	2.99%	3.18%

Ratios/Supplemental data:
Net assets, end of year (000s)	$658,785	$857,697	$1,302,928	$1,177,029	$1,169,283
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	1.68%	1.10%	1.32%	0.75%	0.74%
Portfolio turnover rate[c]	7%	5%	5%	4%	4%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Technology Sector Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005

Net asset value, beginning of year	$56.38	$56.66	$51.89	$42.94	$44.49

Income from investment operations:
Net investment income (loss)	0.23 [a]	0.13 [a]	0.08 [a]	(0.01)	0.72
Net realized and unrealized gain (loss)[b]	(14.76)	(0.25)	4.80	9.00	(1.53)

Total from investment operations	(14.53)	(0.12)	4.88	8.99	(0.81)

Less distributions from:
Net investment income	(0.24)	(0.13)	(0.08)	–	(0.71)
Return of capital	–	(0.03)	(0.03)	(0.04)	(0.03)

Total distributions	(0.24)	(0.16)	(0.11)	(0.04)	(0.74)

Net asset value, end of year	$41.61	$56.38	$56.66	$51.89	$42.94

Total return	(25.76)%	(0.23)%	9.43%	20.94%	(2.01)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$826,010	$1,088,048	$781,887	$557,864	$395,005
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	0.52%	0.21%	0.15%	(0.04)%	1.78%
Portfolio turnover rate[c]	5%	5%	6%	7%	9%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Telecommunications Sector Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005

Net asset value, beginning of year	$25.27	$31.70	$25.57	$22.96	$21.58

Income from investment operations:
Net investment income	0.74 [a]	0.58 [a]	0.70 [a]	0.87 [a]	0.64
Net realized and unrealized gain (loss)[b]	(8.10)	(6.38)	6.05	2.55	1.35

Total from investment operations	(7.36)	(5.80)	6.75	3.42	1.99

Less distributions from:
Net investment income	(0.71)	(0.63)	(0.62)	(0.81)	(0.61)

Total distributions	(0.71)	(0.63)	(0.62)	(0.81)	(0.61)

Net asset value, end of year	$17.20	$25.27	$31.70	$25.57	$22.96

Total return	(29.28)%	(18.57)%	26.71%	15.24%	9.26%

Ratios/Supplemental data:
Net assets, end of year (000s)	$531,481	$596,315	$1,039,852	$547,275	$313,378
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	3.86%	1.92%	2.46%	3.63%	2.97%
Portfolio turnover rate[c]	26%	35%	12%	25%	10%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

82	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Utilities Sector Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005

Net asset value, beginning of year	$97.45	$101.03	$76.76	$72.98	$57.58

Income from investment operations:
Net investment income	2.70 [a]	2.41 [a]	2.25 [a]	2.20	1.99
Net realized and unrealized gain (loss)[b]	(36.08)	(3.56)	24.31	3.76	15.41

Total from investment operations	(33.38)	(1.15)	26.56	5.96	17.40

Less distributions from:
Net investment income	(2.58)	(2.43)	(2.29)	(2.18)	(2.00)

Total distributions	(2.58)	(2.43)	(2.29)	(2.18)	(2.00)

Net asset value, end of year	$61.49	$97.45	$101.03	$76.76	$72.98

Total return	(34.67)%	(1.09)%	35.16%	8.16%	30.71%

Ratios/Supplemental data:
Net assets, end of year (000s)	$405,856	$803,978	$959,823	$675,481	$645,868
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	3.45%	2.46%	2.59%	2.82%	3.10%
Portfolio turnover rate[c]	9%	7%	5%	5%	7%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones EPAC Select Dividend Index Fund
	Year ended Apr. 30, 2009	Period from Jun. 11, 2007[a] to Apr. 30, 2008

Net asset value, beginning of period	$42.81	$49.10

Income from investment operations:
Net investment income[b]	1.42	3.30
Net realized and unrealized loss[c]	(20.98)	(7.66)

Total from investment operations	(19.56)	(4.36)

Less distributions from:
Net investment income	(2.01)	(1.93)

Total distributions	(2.01)	(1.93)

Net asset value, end of period	$21.24	$42.81

Total return	(46.81)%	(9.00)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$52,027	$62,081
Ratio of expenses to average net assets[e]	0.50%	0.50%
Ratio of net investment income to average net assets[e]	5.77%	8.29%
Portfolio turnover rate[f]	62%	42%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

84	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones Select Dividend Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005

Net asset value, beginning of year	$59.40	$73.45	$64.05	$59.60	$53.64

Income from investment operations:
Net investment income	2.12 [a]	2.44 [a]	2.23 [a]	2.12	1.92
Net realized and unrealized gain (loss)[b]	(24.40)	(14.01)	9.39	4.29	5.94

Total from investment operations	(22.28)	(11.57)	11.62	6.41	7.86

Less distributions from:
Net investment income	(2.18)	(2.48)	(2.22)	(1.96)	(1.90)

Total distributions	(2.18)	(2.48)	(2.22)	(1.96)	(1.90)

Net asset value, end of year	$34.94	$59.40	$73.45	$64.05	$59.60

Total return	(38.17)%	(16.05)%	18.48%	10.88%	14.81%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,960,998	$5,901,872	$8,659,384	$6,257,704	$6,371,480
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	4.72%	3.64%	3.28%	3.35%	3.39%
Portfolio turnover rate[c]	51%	20%	6%	14%	20%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones Transportation Average Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005

Net asset value, beginning of year	$92.45	$90.20	$83.75	$61.62	$51.90

Income from investment operations:
Net investment income	0.95 [a]	0.76 [a]	0.51 [a]	0.32	0.34
Net realized and unrealized gain (loss)[b]	(36.08)	2.35	6.53	22.18	9.74

Total from investment operations	(35.13)	3.11	7.04	22.50	10.08

Less distributions from:
Net investment income	(1.09)	(0.86)	(0.54)	(0.30)	(0.33)
Return of capital	–	–	(0.05)	(0.07)	(0.03)

Total distributions	(1.09)	(0.86)	(0.59)	(0.37)	(0.36)

Net asset value, end of year	$56.23	$92.45	$90.20	$83.75	$61.62

Total return	(38.06)%	3.49%	8.45%	36.65%	19.42%

Ratios/Supplemental data:
Net assets, end of year (000s)	$261,450	$771,973	$365,312	$293,125	$107,840
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	1.29%	0.86%	0.60%	0.39%	0.54%
Portfolio turnover rate[c]	15%	9%	8%	10%	5%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

86	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares Dow Jones U.S., iShares Dow Jones U.S. Energy Sector, iShares Dow Jones U.S. Healthcare Sector, iShares Dow Jones U.S. Technology Sector, iShares Dow Jones U.S. Telecommunications Sector, iShares Dow Jones U.S. Utilities Sector, iShares Dow Jones EPAC Select Dividend, iShares Dow Jones Select Dividend and iShares Dow Jones Transportation Average Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act, except for the iShares Dow Jones U.S. and iShares Dow Jones Select Dividend Index Funds, which are classified as diversified funds. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

The iShares Dow Jones EPAC Select Dividend Index Fund invests in the securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”). Effective May 1, 2008, the Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” This standard establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. However, the determination of what constitutes an “observable” input may require significant judgment by the Funds. The Funds consider observable inputs to be market data that is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities and certain U.S. government securities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 Prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 Prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does

88	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

As of April 30, 2009, the value of each of the Funds’ investments was classified as a Level 1 Price.

The following table provides the reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended April 30, 2009:

iShares Index Fund	Balance at Beginning of Year	(Amortized Premiums) Accreted Discounts	Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in or out	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held at End of Year
Dow Jones U.S. Telecommunications Sector	$2	$–	$–	$–	$(2)	$–	$–
Dow Jones EPAC Select Dividend	209,653	–	–	–	(209,653)	–	–

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Funds do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of April 30, 2009, the tax year-end of the Funds, the components of net accumulated losses on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Depreciation	Capital and Other Losses	Net Accumulated Losses

Dow Jones U.S.	$651,699	$(170,779,522)	$(32,890,449)	$(203,018,272)
Dow Jones U.S. Energy Sector	173,235	(272,286,908)	(57,513,873)	(329,627,546)
Dow Jones U.S. Healthcare Sector	713,680	(370,190,461)	(11,737,440)	(381,214,221)
Dow Jones U.S. Technology Sector	–	(352,894,099)	(50,897,405)	(403,791,504)
Dow Jones U.S. Telecommunications Sector	3,850,388	(274,597,740)	(123,051,044)	(393,798,396)
Dow Jones U.S. Utilities Sector	1,257,581	(198,452,993)	(35,951,840)	(233,147,252)
Dow Jones EPAC Select Dividend	152,291	(12,129,589)	(29,809,155)	(41,786,453)
Dow Jones Select Dividend	12,073,456	(891,872,013)	(2,383,120,636)	(3,262,919,193)
Dow Jones Transportation Average	34,389	(156,422,221)	(16,598,601)	(172,986,433)

For the years ended April 30, 2009 and April 30, 2008, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended April 30, 2009.

From November 1, 2008 to April 30, 2009, the Funds incurred net realized capital losses. As permitted by tax regulations, these Funds have elected to defer those losses and treat them as arising in the year ending April 30, 2010, as follows:

iShares Index Fund	Deferred Net Realized Capital Losses
Dow Jones U.S.	$19,258,949
Dow Jones U.S. Energy Sector	36,939,294
Dow Jones U.S. Healthcare Sector	3,581,917
Dow Jones U.S. Technology Sector	8,543,997
Dow Jones U.S. Telecommunications Sector	63,364,869

iShares Index Fund	Deferred Net Realized Capital Losses
Dow Jones U.S. Utilities Sector	$17,627,716
Dow Jones EPAC Select Dividend	21,814,504
Dow Jones Select Dividend	1,505,275,431
Dow Jones Transportation Average	3,834,866

90	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The Funds had tax basis net capital loss carryforwards as of April 30, 2009, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Total
Dow Jones U.S.	$–	$–	$–	$773,777	$–	$–	$–	$12,857,723	$13,631,500
Dow Jones U.S. Energy Sector	–	2,710,478	124,959	–	–	712,195	–	17,026,947	20,574,579
Dow Jones U.S. Healthcare Sector	–	–	799,884	–	519,297	3,188,912	2,321,632	1,325,798	8,155,523
Dow Jones U.S. Technology Sector	3,803,426	10,610,555	1,952,962	2,052,426	3,556,590	5,706,797	4,320,339	10,350,313	42,353,408
Dow Jones U.S. Telecommunications Sector	4,591,393	12,363,187	998,718	376,854	–	3,799,540	–	37,556,483	59,686,175
Dow Jones U.S. Utilities Sector	–	3,329,447	8,539,740	1,702,578	–	4,406,966	–	345,393	18,324,124
Dow Jones EPAC Select Dividend	–	–	–	–	–	–	–	7,994,651	7,994,651
Dow Jones Select Dividend	–	–	–	842,993	30,488,444	11,633,250	22,860,226	812,020,292	877,845,205
Dow Jones Transportation Average	–	–	–	2,986	1,535,209	781,024	–	10,444,516	12,763,735

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

The iShares Dow Jones EPAC Select Dividend Index Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” This Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

For the year ended April 30, 2009, the Funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the year ended April 30, 2009 are disclosed in the Funds’ Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2009, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

Dow Jones U.S.	$665,597,403	$–	$(170,779,522)	$(170,779,522)
Dow Jones U.S. Energy Sector	878,864,906	–	(272,286,908)	(272,286,908)
Dow Jones U.S. Healthcare Sector	1,044,495,919	–	(370,190,461)	(370,190,461)
Dow Jones U.S. Technology Sector	1,191,389,375	–	(352,894,099)	(352,894,099)
Dow Jones U.S. Telecommunications Sector	880,375,352	–	(274,597,740)	(274,597,740)
Dow Jones U.S. Utilities Sector	606,894,283	–	(198,452,993)	(198,452,993)
Dow Jones EPAC Select Dividend	63,794,570	–	(12,133,480)	(12,133,480)
Dow Jones Select Dividend	3,844,645,222	78,200,855	(970,072,868)	(891,872,013)
Dow Jones Transportation Average	419,122,734	–	(156,422,221)	(156,422,221)

Management has reviewed the tax positions as of April 30, 2009, inclusive of the prior three open tax return years, as applicable, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, Barclays Global Fund Advisors (“BGFA”) manages the investment of each Fund’s assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses (“Covered Expenses”) of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to each of the iShares Dow Jones U.S. Energy Sector, iShares Dow Jones U.S. Healthcare Sector, iShares Dow Jones U.S. Technology Sector, iShares Dow Jones U.S. Telecommunications Sector, iShares Dow Jones U.S. Utilities Sector and iShares Dow Jones Transportation Average Index Funds, BGFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of these Funds and certain other iShares Funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

92	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each of the iShares Dow Jones U.S., iShares Dow Jones EPAC Select Dividend and iShares Dow Jones Select Dividend Index Funds, BGFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Index Fund	Investment Advisory Fee

Dow Jones U.S.	0.20%
Dow Jones EPAC Select Dividend	0.50
Dow Jones Select Dividend	0.40

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Trust. As compensation for its services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. These fees and expenses are Covered Expenses as defined above.

SEI Investments Distribution Co. (“SEI”) serves as each Fund’s underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Trust. SEI does not receive a fee from the Funds for its distribution services.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds are permitted to lend portfolio securities to Barclays Capital Inc. (“BarCap”). Pursuant to the same exemptive order, Barclays Global Investors, N.A. (“BGI”) serves as securities lending agent for the Funds. BarCap and BGI are affiliates of BGFA, the Funds’ investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended April 30, 2009, BGI earned securities lending agent fees as follows:

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S.	$167,456
Dow Jones U.S. Energy Sector	43,396
Dow Jones U.S. Healthcare Sector	102,387
Dow Jones U.S. Technology Sector	120,958

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Telecommunications Sector	$294,205
Dow Jones U.S. Utilities Sector	37,066
Dow Jones Select Dividend	981,860
Dow Jones Transportation Average	116,815

Cross trades for the year ended April 30, 2009, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest in certain money market funds managed by BGFA, the Funds’ investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. These money market funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES® TRUST

which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statements of Operations. Income distributions earned by the Funds from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statements of Operations.

For the year ended April 30, 2009, certain Funds had direct investments (exclusive of short-term investments) in issuers of which BGFA is an affiliate or issuers of which the Fund owns 5% or more of the outstanding voting securities as follows:

iShares Index Fund and Name of Affiliated Issuer	Number of Shares Held Beginning of Year (in 000s)	Gross Additions (in 000s)	Gross Reductions (in 000s)	Number of Shares Held End of Year (in 000s)	Value at End of Year	Dividend Income	Net Realized Loss

Dow Jones EPAC Select Dividend
Barclays PLC	102	30	132	–	$–	$22,879	$(739,225)

Barclays PLC Rights	–	22	22	–	–	–	–

					–	22,879	(739,225)

Dow Jones Select Dividend
FirstMerit Corp.	4,338	459	3,320	1,477	28,671,074	3,947,756	(19,836,540)

Nicor Inc.	2,965	326	1,932	1,359	43,668,650	4,058,523	(8,206,063)

PacWest Bancorp	–	2,087	2,087	–	–	1,855,384	(16,068,503)

Provident Bankshares Corp.	2,561	397	2,958	–	–	538,295	(50,192,233)

Superior Industries International Inc.	1,566	154	1,720	–	–	478,183	(14,532,985)

Universal Corp.	1,688	217	528	1,377	41,527,847	2,829,385	(3,422,967)

Watsco Inc.	1,334	598	691	1,241	53,321,394	2,663,954	(1,911,935)

					$167,188,965	$16,371,480	$(114,171,226)

Certain trustees and officers of the Trust are also officers of BGI and/or BGFA.

94	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2009 were as follows:

iShares Index Fund	Purchases	Sales
Dow Jones U.S.	$43,047,142	$34,343,599
Dow Jones U.S. Energy Sector	211,193,785	210,072,977
Dow Jones U.S. Healthcare Sector	64,856,503	62,143,614
Dow Jones U.S. Technology Sector	50,932,656	41,411,980
Dow Jones U.S. Telecommunications Sector	136,506,130	128,955,474
Dow Jones U.S. Utilities Sector	65,624,879	52,210,287
Dow Jones EPAC Select Dividend	31,237,084	30,796,105
Dow Jones Select Dividend	2,219,219,733	2,153,938,971
Dow Jones Transportation Average	73,356,358	74,014,637

In-kind transactions (see Note 4) for the year ended April 30, 2009 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Dow Jones U.S.	$195,401,705	$54,860,007
Dow Jones U.S. Energy Sector	555,704,483	688,866,821
Dow Jones U.S. Healthcare Sector	387,063,341	345,628,959
Dow Jones U.S. Technology Sector	411,709,073	372,289,360
Dow Jones U.S. Telecommunications Sector	245,012,301	133,437,223
Dow Jones U.S. Utilities Sector	132,940,075	247,569,792
Dow Jones EPAC Select Dividend	27,245,356	4,023,862
Dow Jones Select Dividend	558,318,769	1,129,421,903
Dow Jones Transportation Average	3,038,396,444	3,211,660,269

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in the relevant Fund’s underlying index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

The Board authorized a three-for-one stock split for the iShares Dow Jones U.S. Energy Sector Index Fund, effective July 24, 2008, for the shareholders of record on July 21, 2008. The impact of the stock split was to increase the number of shares outstanding by a factor of three, while decreasing the net asset value per share by a factor of three, resulting in no effect to total net assets of the Fund. The financial statements for the Fund have been adjusted to reflect the stock split.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

As of April 30, 2009, certain Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BGFA. The market value of the securities on loan as of April 30, 2009 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

6. SUBSEQUENT EVENT

On June 16, 2009, Barclays PLC (“Barclays”), the ultimate parent company of BGFA, accepted a binding offer and entered into an agreement to sell its interests in BGI, BGFA and certain affiliated companies to BlackRock, Inc. (the “BlackRock Transaction”). The BlackRock Transaction is subject to certain regulatory approvals, as well as other conditions to closing. The previously announced agreement, providing for the sale by Barclays of its interests in BGFA and certain affiliated companies to a holding company of CVC Capital Partners Group SICAV-FIS S.A. was terminated in connection with the BlackRock Transaction.

Under the 1940 Act, completion of the BlackRock Transaction will cause the automatic termination of each Fund’s current investment advisory agreement with BGFA. In order for the management of each Fund to continue uninterrupted, the Board will be asked to approve a new investment advisory agreement for each Fund. If approved by the Board, the new investment advisory agreement will be submitted to the shareholders of each Fund for their approval.

96	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones U.S. Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund, iShares Dow Jones U.S. Utilities Sector Index Fund, iShares Dow Jones EPAC Select Dividend Index Fund, iShares Dow Jones Select Dividend Index Fund and iShares Dow Jones Transportation Average Index Fund (the “Funds”), at April 30, 2009, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	97

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended April 30, 2009, the iShares Dow Jones EPAC Select Dividend Index Fund earned foreign source income of $3,301,268 and paid foreign taxes of $201,914 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

For corporate shareholders, the following percentages of the income dividends paid by certain Funds during the fiscal year ended April 30, 2009 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S.	98.85%
Dow Jones U.S. Energy Sector	100.00
Dow Jones U.S. Healthcare Sector	100.00
Dow Jones U.S. Technology Sector	100.00

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Telecommunications Sector	100.00%
Dow Jones U.S. Utilities Sector	100.00
Dow Jones Select Dividend	100.00
Dow Jones Transportation Average	100.00

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2009:

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S.	$11,406,791
Dow Jones U.S. Energy Sector	10,266,624
Dow Jones U.S. Healthcare Sector	13,818,375
Dow Jones U.S. Technology Sector	4,646,587
Dow Jones U.S. Telecommunications Sector	17,928,605

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Utilities Sector	$19,777,282
Dow Jones EPAC Select Dividend	2,922,939
Dow Jones Select Dividend	202,581,077
Dow Jones Transportation Average	6,224,965

In January 2010, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2009. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

98	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. Index Fund

Period Covered: January 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	10	0.76
Between 0.5% and –0.5%	1,292	97.94
Less than –0.5% and Greater than –1.0%	9	0.68
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5%	1	0.08

	1,319	100.00%

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Energy Sector Index Fund

Period Covered: January 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.08%
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	16	1.21
Between 0.5% and –0.5%	1,286	97.50
Less than –0.5% and Greater than –1.0%	9	0.68
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5%	1	0.08

	1,319	100.00%

iShares Dow Jones U.S. Healthcare Sector Index Fund

Period Covered: January 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	6	0.45
Between 0.5% and –0.5%	1,296	98.25
Less than –0.5% and Greater than –1.0%	11	0.83
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08

	1,319	100.00%

iShares Dow Jones U.S. Technology Sector Index Fund

Period Covered: January 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	12	0.91
Between 0.5% and –0.5%	1,291	97.85
Less than –0.5% and Greater than –1.0%	8	0.61
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08

	1,319	100.00%

100	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Telecommunications Sector Index Fund

Period Covered: January 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.08%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	14	1.06
Between 0.5% and –0.5%	1,279	96.95
Less than –0.5% and Greater than –1.0%	14	1.06
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	1	0.08

	1,319	100.00%

iShares Dow Jones U.S. Utilities Sector Index Fund

Period Covered: January 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	0.15%
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	9	0.68
Between 0.5% and –0.5%	1,300	98.57
Less than –0.5% and Greater than –1.0%	4	0.30
Less than –1.0% and Greater than –1.5%	2	0.15

	1,319	100.00%

SUPPLEMENTAL INFORMATION	101

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones EPAC Select Dividend Index Fund

Period Covered: July 1, 2007 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	7	1.59%
Greater than 5.5% and Less than 6.0%	1	0.23
Greater than 5.0% and Less than 5.5%	2	0.45
Greater than 4.5% and Less than 5.0%	3	0.68
Greater than 4.0% and Less than 4.5%	2	0.45
Greater than 3.5% and Less than 4.0%	5	1.14
Greater than 3.0% and Less than 3.5%	7	1.59
Greater than 2.5% and Less than 3.0%	19	4.32
Greater than 2.0% and Less than 2.5%	33	7.50
Greater than 1.5% and Less than 2.0%	39	8.86
Greater than 1.0% and Less than 1.5%	74	16.82
Greater than 0.5% and Less than 1.0%	62	14.09
Between 0.5% and –0.5%	102	23.19
Less than –0.5% and Greater than –1.0%	34	7.73
Less than –1.0% and Greater than –1.5%	16	3.64
Less than –1.5% and Greater than –2.0%	13	2.95
Less than –2.0% and Greater than –2.5%	8	1.82
Less than –2.5% and Greater than –3.0%	6	1.36
Less than –3.0% and Greater than –3.5%	1	0.23
Less than –3.5% and Greater than –4.0%	1	0.23
Less than –4.0% and Greater than –4.5%	3	0.68
Less than –4.5%	2	0.45

	440	100.00%

iShares Dow Jones Select Dividend Index Fund

Period Covered: January 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.15%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	16	1.21
Between 0.5% and –0.5%	1,286	97.50
Less than –0.5% and Greater than –1.0%	5	0.38
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5%	2	0.15

	1,319	100.00%

102	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones Transportation Average Index Fund

Period Covered: January 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.15%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	9	0.68
Greater than 0.5% and Less than 1.0%	8	0.61
Between 0.5% and –0.5%	1,287	97.56
Less than –0.5% and Greater than –1.0%	7	0.53
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	1	0.08

	1,319	100.00%

SUPPLEMENTAL INFORMATION	103

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

iShares Trust, iShares, Inc., Barclays Global Investors Funds (“BGIF”) and Master Investment Portfolio (“MIP”) are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of iShares Trust also serves as a Director for iShares, Inc. and oversees 177 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and oversees an additional 26 portfolios within the fund complex.

The address of each Trustee and Officer is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, California 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Lee T. Kranefuss, 47	Trustee and Chairman (since 2003).	Global Chief Executive Officer (since 2008) of iShares/Intermediary Groups of BGI; Chief Executive Officer (2005-2008) of iShares Intermediary Index and Market Group of BGI; Chief Executive Officer (2003-2005) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director (since 2005) of BGFA; Director, President and Chief Executive Officer (since 2005) of Barclays Global Investors International, Inc.; Director and Chairman (since 2005) of Barclays Global Investors Services.	Director (since 2003) of iShares, Inc; Trustee (since 2001) of BGIF and MIP.

*John E. Martinez, 47	Trustee (since 2003).	Director (since 2005) of Real Estate Equity Exchange.	Director (since 2003) of iShares, Inc.; Chairman (since 2007) of Independent Review Committee, Canadian iShares Funds.

*	Lee T. Kranefuss and John E. Martinez are deemed to be “interested persons” (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds’ investment adviser; BGI, the parent company of BGFA; and Barclays Global Investors Services, an affiliate of BGFA and BGI.

104	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker, 70	Trustee (since 2000); Lead Independent Trustee (since 2006).	Dean Witter Distinguished Professor of Finance (since 1994), Emeritus, Stanford University: Graduate School of Business.	Director (since 2002) of iShares, Inc.; Lead Independent Director (since 2006) of iShares, Inc.; Director (since 1996) of Continental Airlines, Inc.; Director (since 1995) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2004) of Threshold Pharmaceuticals; Director (since 2007) of NETGEAR, Inc.

Darrell Duffie, 54	Trustee (since 2008).	Professor (since 1984) of Stanford University: Graduate School of Business.	Director (since 2008) of iShares, Inc.; Director (since 2008) of Moody’s Corp.

Cecilia H. Herbert, 60	Trustee (since 2005).	Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco; Director(since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee (2004-2005) of Pacific Select Funds; Trustee (since 2005) and Chair(since 2006) of the Finance and Investment Committees of the Thacher School.	Director (since 2005) of iShares, Inc.

Charles A. Hurty, 65	Trustee (since 2005).	Retired. Partner, KPMG LLP (1968-2001).	Director (since 2005) of iShares, Inc.; Director (since 2002) of GMAM Absolute Return Strategy Fund (1 portfolio); Director (since 2002) of Citigroup Alternative Investments Multi- Adviser Hedge Fund Portfolios LLC (1 portfolio); Director (since 2005) of CSFB Alternative Investments Fund (6 portfolios).

John E. Kerrigan, 53	Trustee (since 2005).	Chief Investment Officer (since 2002) of Santa Clara University.	Director (since 2005) of iShares, Inc.

TRUSTEE AND OFFICER INFORMATION	105

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert H. Silver, 53	Trustee (since 2007).	President and Co-Founder (since 2006) of The Bravitas Group, Inc.; Member (since 2006) of Non-Investor Advisory Board of Russia Partners II, LP; Director and member (2006-2009) of the Audit and Compensation Committee of EPAM Systems, Inc.; President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer (1999-2005) of UBS Services USA, LLC; Managing Director (2000-2005) of UBS America, Inc.; Director and Vice Chairman (since 2001) of the YMCA of Greater NYC; Broadway Producer (since 2006);
		Co-Founder and Vice President (since 2008) of Parentgiving Inc.	Director (since 2007) of iShares, Inc.

Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held

Michael A. Latham, 43	President (since 2007).	Head (since 2007) of Americas iShares, BGI; Chief Operating Officer (2003-2007) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director and Chief Financial Officer (since 2005) of Barclays Global Investors International, Inc.	None.

106	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Geoffrey D. Flynn, 52	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer (since 2008) of U.S. iShares, BGI; Director (2007-2008) of Mutual Fund Operations of BGI; President (2003-2007) of Van Kampen Investors Services; Managing Director (2002-2007) of Morgan Stanley; President (2002-2007) of Morgan Stanley Trust, FSB.	None.

Jack Gee, 49	Treasurer and Chief Financial Officer (since 2008).	Director (since 2004) of Fund Administration of Intermediary Investor Business of BGI; Treasurer and Chief Financial Officer (2004) of Parnassus Investments.	None.

Eilleen M. Clavere, 56	Secretary (since 2007).	Director (since 2006) of Legal Administration of Intermediary Investor Business of BGI; Legal Counsel and Vice President (2005-2006) of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc.; Counsel (2001-2005) of Kirkpatrick & Lockhart LLP.	None.

Ira P. Shapiro, 46	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel (since 2004) of BGI; First Vice President (1993-2004) of Merrill Lynch Investment Managers.	None.

Amy Schioldager, 46	Executive Vice President (since 2007).	Global Head (since 2008) of Index Equity, BGI; Global Head (2006-2008) of U.S. Indexing, BGI; Head (2001-2006) of Domestic Equity Portfolio Management, BGI.	None.

Patrick O’Connor, 41	Vice President (since 2007).	Head (since 2006) of iShares Portfolio Management, BGI; Senior Portfolio Manager (1999-2006) of BGI.	None.

TRUSTEE AND OFFICER INFORMATION	107

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Lee Sterne, 43	Vice President (since 2007).	Head (since 2007) of U.S. Fixed Income Index and iShares, BGI; Senior Portfolio Manager (2004-2007) of BGI; Portfolio Manager (2001-2004) of BGI.	None.

Matt Tucker, 36	Vice President (since 2007).	Director (since 2009) of Fixed Income Investment Strategy, BGI; Head (2005- 2008) of U.S. Fixed Income Investment Solutions, BGI; Fixed Income Investment Strategist (2003-2005) of BGI.	None.

108	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares S&P Domestic Index Funds

iShares S&P 1500 (ISI)

iShares S&P 100 (OEF)

iShares S&P 500 (IVV)

iShares S&P 500 Growth (IVW)

iShares S&P 500 Value (IVE)

iShares S&P MidCap 400 (IJH)

iShares S&P MidCap 400 Growth (IJK)

iShares S&P MidCap 400 Value (IJJ)

iShares S&P SmallCap 600 (IJR)

iShares S&P SmallCap 600 Growth (IJT)

iShares S&P SmallCap 600 Value (IJS)

iShares S&P North American Natural Resources Sector (IGE)

iShares S&P North American Technology-Multimedia Networking (IGN)

iShares S&P North American Technology-Semiconductors (IGW)

iShares S&P North American Technology-Software (IGV)

iShares S&P North American Technology Sector (IGM)

iShares Domestic Sector Index Funds

iShares Cohen & Steers Realty Majors (ICF)

iShares Dow Jones U.S. Basic Materials Sector (IYM)

iShares Dow Jones U.S. Consumer Services Sector (IYC)

iShares Dow Jones U.S. Consumer Goods Sector (IYK)

iShares Dow Jones U.S. Energy Sector (IYE)

iShares Dow Jones U.S. Financial Sector (IYF)

iShares Dow Jones U.S. Financial Services (IYG)

iShares Dow Jones U.S. Healthcare Sector (IYH)

iShares Dow Jones U.S. Industrial Sector (IYJ)

iShares Dow Jones U.S. Real Estate (IYR)

iShares Dow Jones U.S. Technology Sector (IYW)

iShares Dow Jones U.S. Telecommunications Sector (IYZ)

iShares Dow Jones Transportation Average (IYT)

iShares Dow Jones U.S. Utilities Sector (IDU)

iShares Dow Jones U.S. (IYY)

iShares Nasdaq Biotechnology (IBB)

iShares Domestic Subsector Index Funds

iShares Dow Jones U.S. Aerospace & Defense (ITA)

iShares Dow Jones U.S. Broker-Dealers (IAI)

iShares Dow Jones U.S. Healthcare Providers (IHF)

iShares Dow Jones U.S. Home Construction (ITB)

iShares Dow Jones U.S. Insurance (IAK)

iShares Dow Jones U.S. Medical Devices (IHI)

iShares Dow Jones U.S. Oil & Gas Exploration & Production (IEO)

iShares Dow Jones U.S. Oil Equipment & Services (IEZ)

iShares Dow Jones U.S. Pharmaceuticals (IHE)

iShares Dow Jones U.S. Regional Banks (IAT)

iShares FTSE NAREIT Industrial/Office Capped (FIO)

iShares FTSE NAREIT Mortgage Plus Capped (REM)

iShares FTSE NAREIT Real Estate 50 (FTY)

iShares FTSE NAREIT Residential Plus Capped (REZ)

iShares FTSE NAREIT Retail Capped (RTL)

iShares Global Index Funds

iShares S&P Global 100 (IOO)

iShares S&P Global Clean Energy (ICLN)

iShares S&P Global Consumer Discretionary Sector (RXI)

iShares S&P Global Consumer Staples Sector (KXI)

iShares S&P Global Energy Sector (IXC)

iShares S&P Global Financials Sector (IXG)

iShares S&P Global Healthcare Sector (IXJ)

iShares S&P Global Industrials Sector (EXI)

iShares S&P Global Infrastructure (IGF)

iShares S&P Global Materials Sector (MXI)

iShares S&P Global Nuclear Energy (NUCL)

iShares S&P Global Technology Sector (IXN)

iShares S&P Global Telecommunications Sector (IXP)

iShares S&P Global Timber & Forestry (WOOD)

iShares S&P Global Utilities Sector (JXI)

iShares Russell Index Funds

iShares Russell 3000 (IWV)

iShares Russell 3000 Growth (IWZ)

iShares Russell 3000 Value (IWW)

iShares Russell 1000 (IWB)

iShares Russell 1000 Growth (IWF)

iShares Russell 1000 Value (IWD)

iShares Russell Midcap (IWR)

iShares Russell Midcap Growth (IWP)

iShares Russell Midcap Value (IWS)

iShares Russell 2000 (IWM)

iShares Russell 2000 Growth (IWO)

iShares Russell 2000 Value (IWN)

iShares Russell Microcap (IWC)

iShares International Country Index Funds

iShares FTSE China (HK Listed) (FCHI)

iShares FTSE/Xinhua China 25 (FXI)

iShares MSCI Australia (EWA)

iShares MSCI Austria Investable Market (EWO)

iShares MSCI Belgium Investable Market (EWK)

iShares MSCI Brazil (EWZ)

iShares MSCI Canada (EWC)

iShares MSCI Chile Investable Market (ECH)

iShares MSCI France (EWQ)

iShares MSCI Germany (EWG)

iShares MSCI Hong Kong (EWH)

iShares MSCI Israel Capped Investable Market (EIS)

iShares MSCI Italy (EWI)

iShares MSCI Japan (EWJ)

iShares MSCI Japan Small Cap (SCJ)

iShares MSCI Malaysia (EWM)

iShares MSCI Mexico Investable Market (EWW)

iShares MSCI Netherlands Investable Market (EWN)

iShares MSCI Singapore (EWS)

iShares MSCI South Africa (EZA)

iShares MSCI South Korea (EWY)

iShares MSCI Spain (EWP)

iShares MSCI Sweden (EWD)

iShares MSCI Switzerland (EWL)

iShares MSCI Taiwan (EWT)

iShares MSCI Thailand Investable Market (THD)

iShares MSCI Turkey Investable Market (TUR)

iShares MSCI United Kingdom (EWU)

iShares S&P/TOPIX 150 (ITF)

iShares Bond Funds

iShares Barclays Aggregate (AGG)

iShares Barclays MBS (MBB)

iShares Barclays Short Treasury (SHV)

iShares Barclays 1-3 Year Treasury (SHY)

iShares Barclays 3-7 Year Treasury (IEI)

iShares Barclays 7-10 Year Treasury (IEF)

iShares Barclays 10-20 Year Treasury (TLH)

iShares Barclays 20+ Year Treasury (TLT)

iShares Barclays TIPS (TIP)

iShares Barclays Agency (AGZ)

iShares Barclays Credit (CFT)

iShares Barclays 1-3 Year Credit (CSJ)

iShares Barclays Intermediate Credit (CIU)

iShares iBoxx $ Investment Grade Corporate (LQD)

iShares iBoxx $ High Yield Corporate (HYG)

iShares Barclays Government/Credit (GBF)

iShares Barclays Intermediate Government/Credit (GVI)

iShares S&P National Municipal (MUB)

iShares S&P Short Term National Municipal (SUB)

iShares S&P California Municipal (CMF)

iShares S&P New York Municipal (NYF)

iShares JPMorgan USD Emerging Markets (EMB)

iShares S&P/Citigroup International Treasury (IGOV)

iShares S&P/Citigroup 1-3 Year International Treasury (ISHG)

iShares Specialty Index Funds

iShares KLD 400 Social (DSI)

iShares KLD Select SocialSM (KLD)

iShares Dow Jones Select Dividend (DVY)

iShares Dow Jones EPAC Select Dividend (IDV)

iShares S&P U.S. Preferred Stock (PFF)

iShares International Index Funds

iShares FTSE Developed Small Cap ex-North America (IFSM)

iShares FTSE EPRA/NAREIT Developed Asia (IFAS)

iShares FTSE EPRA/NAREIT Developed Europe (IFEU)

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. (IFGL)

iShares FTSE EPRA/NAREIT North America (IFNA)

iShares MSCI ACWI (ACWI)

iShares MSCI ACWI ex US (ACWX)

iShares MSCI All Country Asia ex Japan (AAXJ)

iShares MSCI BRIC (BKF)

iShares MSCI EAFE (EFA)

iShares MSCI EAFE Growth (EFG)

iShares MSCI EAFE Value (EFV)

iShares MSCI EAFE Small Cap (SCZ)

iShares MSCI Emerging Markets (EEM)

iShares MSCI EMU (EZU)

iShares MSCI Kokusai (TOK)

iShares MSCI Pacific ex-Japan (EPP)

iShares S&P Asia 50 (AIA)

iShares S&P Developed ex-U.S. Property (WPS)

iShares S&P Europe 350 (IEV)

iShares S&P Latin America 40 (ILF)

iSHARES FAMILY OF FUNDS	109

The iShares® Family of Funds (Continued)

iShares Morningstar Index Funds

iShares Morningstar Large Core (JKD)

iShares Morningstar Large Growth (JKE)

iShares Morningstar Large Value (JKF)

iShares Morningstar Mid Core (JKG)

iShares Morningstar Mid Growth (JKH)

iShares Morningstar Mid Value (JKI)

iShares Morningstar Small Core (JKJ)

iShares Morningstar Small Growth (JKK)

iShares Morningstar Small Value (JKL)

iShares NYSE Index Funds

iShares NYSE Composite (NYC)

iShares NYSE 100 (NY)

iShares S&P Allocation Funds

iShares S&P Conservative (AOK)

iShares S&P Moderate (AOM)

iShares S&P Growth (AOR)

iShares S&P Aggressive (AOA)

iShares S&P Target Date Index Funds

iShares S&P Target Date Retirement Income (TGR)

iShares S&P Target Date 2010 (TZD)

iShares S&P Target Date 2015 (TZE)

iShares S&P Target Date 2020 (TZG)

iShares S&P Target Date 2025 (TZI)

iShares S&P Target Date 2030 (TZL)

iShares S&P Target Date 2035 (TZO)

iShares S&P Target Date 2040 (TZV)

iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, J.P. Morgan Securities Inc., KLD Research & Analytics, Inc., MSCI Inc., Morningstar Inc., The NASDAQ StockMarket, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Frank Russell Company, or Standard & Poor’s, nor are they sponsored or endorsed by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above except Barclays Capital, which is an affiliate of BGI. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSENAREIT Real Estate 50/Residential/Retail/Mortgage REITs or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSEEPRA/NAREIT Global Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT, and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “Xinhua” is a trade- and servicemark of Xinhua Financial Network Limited. “NAREIT®” is a trademark of NAREIT; “EPRA®” is a trademark of EPRA.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2009 Annual Report.

iS-0569-0409

110	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

2009 ANNUAL REPORT TO SHAREHOLDERS

iSHARES® DOW JONES SERIES

APRIL 30, 2009

>>Would you prefer to receive materials like this electronically? See inside cover for details.

iShares Dow Jones U.S. Aerospace & Defense Index Fund

iShares Dow Jones U.S. Broker-Dealers Index Fund

iShares Dow Jones U.S. Healthcare Providers Index Fund

iShares Dow Jones U.S. Home Construction Index Fund

iShares Dow Jones U.S. Insurance Index Fund

iShares Dow Jones U.S. Medical Devices Index Fund

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

iShares Dow Jones U.S. Oil Equipment & Services Index Fund

iShares Dow Jones U.S. Pharmaceuticals Index Fund

iShares Dow Jones U.S. Regional Banks Index Fund

iShares ®

iShares ®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, its a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.

2. From the main page, select the first letter of your brokerage firms name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your information sent.

Your information and email address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com.

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(37.39)%	(37.37)%	(37.24)%	(7.33)%	(7.35)%	(6.92)%	(20.43)%	(20.47)%	(19.37)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Aerospace/Defense	47.08%

Aerospace/Defense – Equipment	27.05

Metal Processors & Fabricators	6.46

Electronics – Military	4.79

Electronic Measuring Instruments	3.62

Diversified Manufacturing Operations	3.54

Advanced Materials/Products	2.81

Automotive – Medium & Heavy Duty Trucks	1.36

Enterprise Software/Services	1.19

Commercial Services	1.09

Electronic Security Devices	0.88

Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
United Technologies Corp.	9.38%

Lockheed Martin Corp.	7.75

Boeing Co. (The)	7.62

Raytheon Co.	6.82

General Dynamics Corp.	6.64

Northrop Grumman Corp.	6.11

Precision Castparts Corp.	5.37

L-3 Communications Holdings Inc.	4.79

Rockwell Collins Inc.	3.92

Goodrich Corp.	3.79

TOTAL	62.19%

The iShares Dow Jones U.S. Aerospace & Defense Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Aerospace & Defense Index (the “Index”). The Index measures the performance of the aerospace and defense sector of the U.S. equity market. Aerospace companies include manufacturers, assemblers and distributors of aircraft and aircraft parts. Defense companies include producers of components and equipment for the defense industry, such as military aircraft, radar equipment and weapons. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (37.39)%, while the total return for the Index was (37.24)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

2	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

Aerospace and defense stocks, as represented by the Index, fell slightly more than the broad U.S. stock indexes for the reporting period. The economic downturn had an adverse impact on commercial air traffic, severely curtailing orders for new aircraft. Although many airlines are eager to replace older airplanes with newer, more fuel-efficient models, the tighter lending conditions have made it more difficult for them to secure the financing for new aircraft. As a result, airplane manufacturers were forced to reduce production during the period, hurting revenues and earnings. On the positive side, U.S. military spending remained relatively robust, providing support for many defense contractors.

Each of the Fund’s ten largest holdings as of April 30, 2009, declined by more than 20% for the reporting period. Aircraft manufacturer Boeing Co. posted the largest decline, falling amid a slump in orders for new airplanes. Other notable decliners included defense contractor General Dynamics Corp., which was hurt by cancellations in its Gulfstream executive-jet unit, and aviation electronics maker Rockwell Collins Inc., which lowered its 2009 earnings outlook amid weakness in its commercial end markets. The better performers among the Fund’s ten largest holdings included defense contractors Lockheed Martin Corp. and Raytheon Co.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(43.42)%	(43.56)%	(43.41)%	(21.37)%	(21.46)%	(21.21)%	(51.38)%	(51.56)%	(51.10)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

4	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Finance – Investment Banker/Broker	69.06%

Finance – Other Services	20.72

Investment Management/ Advisory Services	10.11

Short-Term and Other Net Assets	0.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Goldman Sachs Group Inc. (The)	11.69%

Charles Schwab Corp. (The)	7.78

Morgan Stanley	7.09

CME Group Inc.	6.52

Ameriprise Financial Inc.	5.79

IntercontinentalExchange Inc.	5.62

NYSE Euronext Inc.	5.47

Jefferies Group Inc.	4.49

TD Ameritrade Holding Corp.	4.42

Legg Mason Inc.	4.32

TOTAL	63.19%

The iShares Dow Jones U.S. Broker-Dealers Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Investment Services Index (the “Index”). The Index measures the performance of the investment services sector of the U.S. equity market, and includes companies providing a range of specialized financial services, including securities brokers and dealers, online brokers and securities or commodities exchanges. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (43.42)%, while the total return for the Index was (43.41)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Investment services stocks, as represented by the Index, fell by more than 40% for the reporting period, underperforming the broad U.S. equity indexes. As described above, a near-collapse in the financial system put significant downward pressure on all financial-related stocks. Many investment banks and brokerage firms reported substantial losses on credit-related investment securities that damaged their

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

balance sheets and forced them to raise additional capital. Support from the federal government helped ease some of the pressure, but it also diluted shareholder equity. Stock exchanges also came under pressure as trading volumes slowed and competition grew more intense, leading to a loss of pricing power.

Nine of the Fund’s ten largest holdings as of April 30, 2009, declined for the reporting period. Asset manager Legg Mason Inc. posted the largest decline, falling by more than 65% as significant net outflows led to a series of quarterly losses and a dividend cut. Other notable decliners included stock exchange NYSE Euronext Inc. and futures/commodities exchange CME Group Inc., both of which declined as trading volumes decreased. The only stock among the Fund’s ten largest holdings to advance for the reporting period was brokerage firm Jefferies Group Inc., which bucked the trend by maintaining a strong balance sheet and avoiding many of the write-downs afflicting other financial companies.

6	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(29.84)%	(29.83)%	(29.51)%	(10.69)%	(10.70)%	(10.27)%	(28.76)%	(28.78)%	(27.76)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Medical - HMO	43.16%

Pharmacy Services	17.78

Medical Labs & Testing Services	10.98

Medical - Hospitals	8.55

Medical - Outpatient/Home Medical Care	4.68

Dialysis Centers	3.25

Research & Development	2.61

Physician Practice Management	2.17

Physical Therapy/Rehab Centers	2.07

Commercial Services	1.62

Medical - Nursing Homes	1.53

Medical - Drugs	0.72

Life/Health Insurance	0.51

Internet Applications Software	0.34

Short-Term and Other Net Assets	0.03

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
UnitedHealth Group Inc.	11.87%

WellPoint Inc.	9.63

Medco Health Solutions Inc.	9.60

Express Scripts Inc.	7.23

Aetna Inc.	5.36

Quest Diagnostics Inc.	4.57

Laboratory Corp. of America Holdings	4.33

CIGNA Corp.	3.63

Humana Inc.	3.45

DaVita Inc.	3.25

TOTAL	62.92%

The iShares Dow Jones U.S. Healthcare Providers Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Health Care Providers Index (the “Index”). The Index measures the performance of the health care providers sector of the U.S. equity market, and includes companies that are health care providers, such as owners and operators of health maintenance organizations, hospitals, clinics, dentists, opticians, nursing homes and rehabilitation and retirement centers. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (29.84)%, while the total return for the Index was (29.51)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period,

8	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Healthcare providers, as represented by the Index, held up slightly better than the broad U.S. equity indexes for the reporting period. Healthcare in general is perceived as a defensive sector that typically has less economic sensitivity than the broader stock market, so these stocks tend to hold up well in an economic slowdown. Healthcare providers also benefited from firmer commercial pricing and relatively steady medical costs, while pharmacy benefit managers enjoyed stronger sales of generic drugs, which have higher profit margins. Nonetheless, healthcare providers faced some challenges, including a drop in enrollment as layoffs reduced participation in health plans, and uncertainty regarding Medicare reimbursements and future healthcare legislation.

Nine of the Fund’s ten largest holdings as of April 30, 2009, declined for the reporting period. Medical plan provider CIGNA Corp. posted the largest decline, as the company struggled with lower enrollment and reduced investment income. Other health plan providers among the top-ten holdings faced similar difficulties, with Aetna Inc. and Humana Inc. as the most notable decliners. The only stock among the Fund’s ten largest holdings to advance for the reporting period was diagnostic testing company Quest Diagnostics Inc., which enjoyed higher profitability and introduced several new tests that contributed favorably to the bottom line.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(43.65)%	(43.48)%	(43.07)%	(38.32)%	(38.30)%	(37.38)%	(76.53)%	(76.51)%	(75.44)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

10	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Building – Residential/Commercial	62.58%

Retail – Building Products	8.11

Building – Mobile Home/Manufactured Housing & RV	7.02

Textile – Home Furnishings	3.81

Distribution/Wholesale	2.84

Coatings/Paint	2.82

Building Products – Wood	2.66

Diversified Manufacturing Operations	2.65

Home Furnishings	1.73

Real Estate Operating/Development	1.53

Building Products – Air & Heating	1.50

Building & Construction Products – Miscellaneous	1.48

Building Products – Cement/Aggregates	1.13

Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
D.R. Horton Inc.	7.54%

NVR Inc.	6.74

Toll Brothers Inc.	6.06

KB Home	5.58

Pulte Homes Inc.	5.51

Centex Corp.	5.14

Meritage Homes Corp.	5.11

M.D.C. Holdings Inc.	4.78

Ryland Group Inc.	4.67

Lennar Corp. Class A	4.62

TOTAL	55.75%

The iShares Dow Jones U.S. Home Construction Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Home Construction Index (the “Index”). The Index measures the performance of the home construction sector of the U.S. equity market, and includes companies that are constructors of residential homes, including manufacturers of mobile and prefabricated homes. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (43.65)%, while the total return for the Index was (43.07)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period,

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Home construction stocks, as represented by the Index, fell by more than 40% as a group for the reporting period, underperforming the broad U.S. equity indexes. The domestic housing market remained in a slump as new home sales in the U.S. declined by 38.3% and new residential construction fell by more than 39% for the reporting period. The federal government’s House Price Index tumbled by 4.5% in 2008 – the worst one-year decline since its creation in 1975 – while the Standard & Poor’s/Case-Shiller Home Price Index revealed a more dramatic 19.2% drop in housing prices in 2008. The combination of a weak housing market, falling home prices, and a sharp decline in residential construction weighed on the stocks of home builders and construction companies.

Nine of the Fund’s ten largest holdings as of April 30, 2009, declined for the reporting period. The largest decliners were homebuilders Lennar Corp. and Centex Corp., both of which were down more than 45%. Both companies faced a severe decline in housing sales, rising foreclosures, and a substantial inventory of unsold homes. Other notable decliners included homebuilders Ryland Group Inc. and M.D.C. Holdings Inc. The only stock among the Fund’s top ten holdings to advance for the reporting period was homebuilder Meritage Homes Corp., which operates largely in Texas, where housing demand and home prices have held up better than the national average.

12	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(54.66)%	(54.83)%	(54.57)%	(25.62)%	(25.73)%	(25.34)%	(58.84)%	(59.04)%	(58.38)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Property/Casualty Insurance	39.65%

Multi-line Insurance	30.96

Life/Health Insurance	23.74

Insurance Brokers	3.22

Reinsurance	1.29

Financial Guarantee Insurance	1.05

Short-Term and Other Net Assets	0.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Travelers Companies Inc. (The)	11.46%

MetLife Inc.	7.71

Aflac Inc.	7.01

Chubb Corp.	6.89

Allstate Corp. (The)	6.40

Prudential Financial Inc.	6.38

Progressive Corp. (The)	4.74

Loews Corp.	4.59

Unum Group	2.98

Principal Financial Group Inc.	2.26

TOTAL	60.42%

The iShares Dow Jones U.S. Insurance Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Insurance Index (the “Index”). The Index measures the performance of the insurance sector of the U.S. equity market, and includes companies in the following industry groups: full line insurance, insurance brokers, property and casualty insurance, reinsurance and life insurance. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (54.66)%, while the total return for the Index was (54.57)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Insurance stocks, as represented by the Index, fell by more than 50% for the reporting period, underperforming the broad U.S. equity indexes. As described above, a near-collapse in the financial system put significant downward pressure on all financial-related stocks. Insurance firms held up well through much of 2008 as many insurers maintained relatively strong balance sheets that appeared to be less vulnerable to the losses and write-downs afflicting the rest of the financial sector. However, by early 2009, the persistent credit crisis had

14	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

begun to take its toll on the insurance industry; in particular, an increasing number of life insurers reported capital shortages and growing losses in their investment portfolios. As the reporting period ended, the federal government was considering the eligibility of several of the nation’s largest life insurance companies for bailout funds.

Each of the Fund’s ten largest holdings as of April 30, 2009, posted double-digit declines for the reporting period. The weakest performers were life insurers Prudential Financial Inc. and Principal Financial Group Inc., both of which tumbled by more than 60%. Prudential and Principal were among a group of life insurers whose investment losses weighed on their balance sheets and stock prices. Other notable decliners facing similar challenges included Allstate Corp. and MetLife Inc., two life insurance companies. The only two stocks among the Fund’s ten largest holdings to produce declines of less than 20% were property and casualty insurers Travelers Companies Inc. and Progressive Corp., both of which benefited from declining claims that helped trim overall expenses.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(29.58)%	(29.56)%	(29.11)%	(6.93)%	(6.94)%	(6.41)%	(19.39)%	(19.41)%	(18.03)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

16	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Medical Instruments	38.71%

Medical Products	27.30

Instruments – Scientific	11.81

Medical – Biomedical/Gene	4.85

Hospital Beds/Equipment	3.45

Diagnostic Equipment	2.85

Patient Monitoring Equipment	2.79

Respiratory Products	2.71

Medical Sterilization Products	1.88

Electronic Measuring Instruments	1.09

Dental Supplies & Equipment	0.84

Ultra Sound Imaging Systems	0.83

Enterprise Software/Services	0.78

Short-Term and Other Net Assets	0.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Medtronic Inc.	10.02%

Covidien Ltd.	6.59

Thermo Fisher Scientific Inc.	6.10

Boston Scientific Corp.	5.90

Stryker Corp.	5.74

Zimmer Holdings Inc.	5.38

St. Jude Medical Inc.	5.16

Intuitive Surgical Inc.	4.37

Waters Corp.	3.89

Varian Medical Systems Inc.	3.37

TOTAL	56.52%

The iShares Dow Jones U.S. Medical Devices Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Medical Equipment Index (the “Index”). The Index measures the performance of the medical equipment sector of the U.S. equity market, and includes medical equipment companies such as manufacturers and distributors of medical devices such as magnetic resonance imaging (MRI) scanners, prosthetics, pacemakers, X-ray machines, and other non-disposable medical devices. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (29.58)%, while the total return for the Index was (29.11)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

Medical equipment stocks, as represented by the Index, declined for the reporting period but held up better than the broad U.S equity indexes. Healthcare is generally perceived as a defensive sector that typically has less economic sensitivity than the broader stock market, so these stocks tend to hold up well in an economic slowdown. Nonetheless, medical equipment stocks faced some challenges as hospitals lowered their capital spending in order to reduce costs. In addition, companies that make devices for medical procedures that are more elective than essential experienced declining demand as the economic downturn deepened.

Each of the Fund’s ten largest holdings as of April 30, 2009, declined by more than 20% for the reporting period. Robotic surgical systems maker Intuitive Surgical Inc. posted the largest decline, falling by approximately 50% amid a decline in sales of new systems as hospitals tightened their belts. Other notable decliners included Zimmer Holdings Inc. and Stryker Corp., both of which make artificial hip and knee joints. Demand for these more discretionary products slumped as the economic environment weakened. The better performers among the Fund’s top ten holdings included analytical instrument manufacturer Waters Corp., which benefited from recurring revenues on servicing the instruments it sells, and medical products maker Covidien Ltd.

18	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(47.69)%	(47.63)%	(47.51)%	(7.98)%	(7.99)%	(7.66)%	(22.08)%	(22.12)%	(21.26)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Oil Companies – Exploration & Production	87.45%

Oil Refining & Marketing	8.49

Gas – Distribution	2.32

Oil – U.S. Royalty Trusts	1.21

Oil & Gas Drilling	0.48

Short-Term and Other Net Assets	0.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Occidental Petroleum Corp.	10.48%

Apache Corp.	7.29

Devon Energy Corp.	6.65

Anadarko Petroleum Corp.	6.17

XTO Energy Inc.	6.16

EOG Resources Inc.	5.09

Southwestern Energy Co.	4.45

Chesapeake Energy Corp.	4.34

Valero Energy Corp.	3.77

Noble Energy Inc.	3.66

TOTAL	58.06%

The iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Oil Exploration & Production Index (the “Index”). The Index measures the performance of the oil exploration and production sub-sector of the U.S. equity market, and includes companies that are engaged in the exploration for and extraction, production, refining, and supply of oil and gas products. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (47.69)%, while the total return for the Index was (47.51)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Oil exploration and production stocks, as represented by the Index, declined by more than 45% for the reporting period, underperforming the broad U.S. equity indexes. Energy exploration and production stocks began the period on an upswing, rallying as the price of oil surged to an all-time high of more than $145 per barrel in mid-2008. However, the broad economic slowdown led to a sharp reversal in oil prices, which finished the reporting period at approximately $50 per barrel – down 65% from its peak and 56% overall. Energy stocks followed

20	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

suit, declining sharply throughout the second half of 2008 and into early 2009. Among oil exploration and production companies, those with notable refining operations struggled the most as declining demand and weaker energy prices weighed on refining profit margins.

Each of the Fund’s ten largest holdings as of April 30, 2009, declined for the reporting period. Chesapeake Energy Corp., which focuses on natural gas exploration and production, posted the weakest return, falling by more than 60% as plunging natural gas prices and a significant debt load weighed on earnings. Other notable decliners included oil refiner Valero Energy Corp., which saw its profit margins fall as demand slumped, and natural gas producer Devon Energy Corp., which also struggled with the sharp decline in natural gas prices. The only stock among the Fund’s ten largest holdings to decline by less than 20% was Southwestern Energy Co., which benefited from its relatively low cost structure and hedging against volatility in natural gas prices.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(54.76)%	(54.72)%	(54.88)%	(15.10)%	(15.09)%	(14.94)%	(38.80)%	(38.78)%	(38.45)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

22	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Oil – Field Services	57.28%

Oil & Gas Drilling	21.41

Oil Field Machinery & Equipment	17.83

Transportation – Marine	2.57

Transportation – Services	0.68

Short-Term and Other Net Assets	0.23

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Schlumberger Ltd.	21.42%

Halliburton Co.	9.65

National Oilwell Varco Inc.	6.91

Baker Hughes Inc.	6.48

Smith International Inc.	3.87

Cameron International Corp.	3.86

Diamond Offshore Drilling Inc.	3.41

Nabors Industries Ltd.	3.34

FMC Technologies Inc.	3.15

BJ Services Co.	3.08

TOTAL	65.17%

The iShares Dow Jones U.S. Oil Equipment & Services Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Oil Equipment & Services Index (the “Index”). The Index measures the performance of the oil equipment and services sector of the U.S. equity market, and includes companies that are suppliers of equipment or services to oil fields and offshore platforms, such as drilling, exploration, engineering, logistics, seismic information services and platform construction. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (54.76)%, while the total return for the Index was (54.88)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Oil equipment and services stocks, as represented by the Index, declined by more than 50% for the reporting period, underperforming the broad U.S. equity indexes. Energy equipment stocks began the period on an upswing, rallying as the price of oil surged to an all-time high of more than $145 per barrel in mid-2008. However, the broad economic slowdown led to a sharp reversal in oil prices, which finished

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

the reporting period at approximately $50 per barrel – down 65% from its peak and 56% overall. Energy stocks followed suit, declining sharply throughout the second half of 2008 and into early 2009. In particular, energy equipment and services providers suffered the largest losses as lower energy prices led to a significant cutback in drilling activity.

A majority of the Fund’s ten largest holdings as of April 30, 2009, declined by more than 50% for the reporting period. Smith International Inc., which provides drilling equipment and services to energy production companies, posted the weakest return as drilling demand dried up and earnings weakened. Other notable decliners included drilling contractor Nabors Industries Ltd. and oilfield services provider National Oilwell Varco Inc. The best performer among the Fund’s top ten holdings was Diamond Offshore Drilling Inc., the only offshore drilling company among the top ten. Diamond Offshore benefited from multi-year leases on its oil rigs, which helped the company maintain robust utilization rates.

24	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(15.13)%	(15.03)%	(14.55)%	(5.01)%	(5.01)%	(4.53)%	(14.29)%	(14.29)%	(12.99)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Medical - Drugs	68.80%

Medical Products	11.83

Medical - Generic Drugs	9.00

Medical - Biomedical/Gene	3.42

Therapeutics	3.11

Drug Delivery Systems	2.38

Consumer Products - Miscellaneous	1.35

Short-Term and Other Net Assets	0.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Johnson & Johnson	8.26%

Pfizer Inc.	6.57

Wyeth	5.79

Merck & Co. Inc.	5.67

Abbott Laboratories	5.66

Schering-Plough Corp.	5.17

Eli Lilly and Co.	5.10

Bristol-Myers Squibb Co.	4.83

Allergan Inc.	4.31

Hospira Inc.	3.57

TOTAL	54.93%

The iShares Dow Jones U.S. Pharmaceuticals Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Pharmaceuticals Index (the “Index”). The Index measures the performance of the pharmaceuticals sector of the U.S. equity market, and includes pharmaceutical companies such as manufacturers of prescription or over-the-counter drugs or vaccines, but excludes producers of vitamins. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (15.13)%, while the total return for the Index was (14.55)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Pharmaceutical stocks, as represented by the Index, declined for the reporting period but strongly outperformed the broad U.S. equity indexes. Healthcare is generally perceived as a defensive sector that typically has less economic sensitivity than the broader stock market, so these stocks tend to hold up well in an economic slowdown. Pharmaceutical stocks also benefited from consolidation as a wave of mergers and acquisitions swept through the pharmaceutical industry, including several pharmaceutical companies seeking to boost

26	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

their growth prospects via acquisition of a biotechnology firm. Despite these positive factors, the drug makers continued to face challenges in the form of increased generic competition, thin development pipelines, and uncertainty regarding future healthcare legislation.

Nine of the Fund’s ten largest holdings as of April 30, 2009, declined for the reporting period. Pfizer Inc. and Merck & Co. Inc. posted the largest declines as both companies made major acquisitions of other drug makers – Pfizer agreed to buy Wyeth, while Merck acquired Schering-Plough Corp. Another notable decliner was Eli Lilly and Co. The only stock to advance among the Fund’s ten largest holdings was Schering-Plough, which surged following the takeover offer from Merck. Wyeth also rallied after agreeing to be acquired by Pfizer but still ended up with a modest loss overall for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(48.35)%	(48.45)%	(48.37)%	(26.11)%	(26.17)%	(25.91)%	(59.66)%	(59.76)%	(59.33)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

28	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Super-Regional Banks – U.S.	39.62%

Commercial Banks – Southern U.S.	16.95

Savings & Loans/Thrifts – Eastern U.S.	11.20

Commercial Banks – Central U.S.	11.09

Fiduciary Banks	8.26

Commercial Banks – Eastern U.S.	6.20

Commercial Banks – Western U.S.	5.83

Savings & Loans/Thrifts – Western U.S.	0.74

Short-Term and Other Net Assets	0.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
U.S. Bancorp	19.62%

PNC Financial Services Group Inc. (The)	10.69

BB&T Corp.	8.11

Northern Trust Corp.	7.62

Hudson City Bancorp Inc.	3.86

SunTrust Banks Inc.	3.26

M&T Bank Corp.	2.64

New York Community Bancorp Inc.	2.49

Comerica Inc.	2.03

Regions Financial Corp.	2.00

TOTAL	62.32%

The iShares Dow Jones U.S. Regional Banks Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Regional Banks Index (the “Index”). The Index measures the performance of the regional bank sector of the U.S. equity market, and is a subset of the Dow Jones U.S. Bank Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (48.35)%, while the total return for the Index was (48.37)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Regional banks, as represented by the Index, fell by more than 45% for the reporting period, underperforming the broad U.S. equity indexes. As described above, a near-collapse in the financial system put significant downward pressure on all financial-related stocks. Many regional banks faced substantial losses on credit-related investment securities that damaged their balance sheets and forced them to raise additional capital. Support from the federal government – in excess of $2 trillion as of April 30, 2009 – helped ease some of the pressure,

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	29

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

but it also diluted shareholder equity for many banks. Toward the end of the period, however, some banks were able to raise capital through stock issuance, which helped shore up their balance sheets and decrease their dependence on federal support.

Each of the Fund’s ten largest holdings as of April 30, 2009, declined by more than 25% for the reporting period. The weakest performers were Regions Financial Corp. and SunTrust Banks Inc., both of which are based in the Southeast. Regions and SunTrust both declined as the companies reported losses and cut their dividends amid declining investments and an increase in non-performing loans. Other notable decliners included U.S. Bancorp, the Fund’s largest holding as of April 30, 2009, and M&T Bank Corp., which is based in the Northeast. The better performers among the Fund’s top ten holdings on a relative basis included Chicago-based regional bank Northern Trust Corp. and mid-Atlantic regional bank BB&T Corp., both of which bucked the trend and enjoyed positive earnings growth in 2008.

30	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 to April 30, 2009.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/08)	Ending Account Value (4/30/09)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/08 to 4/30/09)
Dow Jones U.S. Aerospace & Defense
Actual	$1,000.00	$ 908.30	0.48%	$2.27
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Broker-Dealers
Actual	1,000.00	1,010.60	0.48	2.39
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Healthcare Providers
Actual	1,000.00	999.40	0.48	2.38
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Home Construction
Actual	1,000.00	911.60	0.48	2.28
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41

SHAREHOLDER EXPENSES	31

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/08)	Ending Account Value (4/30/09)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/08 to 4/30/09)
Dow Jones U.S. Insurance
Actual	$1,000.00	$ 874.60	0.48%	$2.23
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Medical Devices
Actual	1,000.00	880.90	0.48	2.24
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Oil & Gas Exploration & Production
Actual	1,000.00	901.30	0.48	2.26
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Oil Equipment & Services
Actual	1,000.00	910.10	0.48	2.27
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Pharmaceuticals
Actual	1,000.00	974.00	0.48	2.35
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Regional Banks
Actual	1,000.00	629.90	0.48	1.94
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

32	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.87%

ADVANCED MATERIALS/PRODUCTS – 2.81%
Ceradyne Inc.[a]	81,522	$1,405,439
Hexcel Corp.[a]	240,753	2,308,821

		3,714,260

AEROSPACE/DEFENSE – 47.08%
Boeing Co. (The)	251,459	10,070,933
Cubic Corp.	48,428	1,390,368
Esterline Technologies Corp.[a]	76,783	2,023,232
General Dynamics Corp.	169,844	8,775,839
Lockheed Martin Corp.	130,431	10,242,746
Northrop Grumman Corp.	166,795	8,064,538
Raytheon Co.	199,050	9,003,031
Rockwell Collins Inc.	135,148	5,182,926
Spirit AeroSystems Holdings Inc. Class Aa	204,148	2,602,887
Teledyne Technologies Inc.[a]	76,143	2,431,246
TransDigm Group Inc.[a]	68,926	2,422,060

		62,209,806

AEROSPACE/DEFENSE - EQUIPMENT – 27.05%
AAR Corp.[a,b]	118,905	1,791,898
Alliant Techsystems Inc.[a]	43,596	3,472,421
BE Aerospace Inc.[a]	233,621	2,520,771
Curtiss-Wright Corp.	84,360	2,696,989
Goodrich Corp.	113,274	5,015,773
HEICO Corp. Class A	62,382	1,556,431
Moog Inc. Class Aa	90,347	2,419,493
Orbital Sciences Corp.[a]	135,798	2,099,437
Triumph Group Inc.	43,085	1,780,703
United Technologies Corp.	253,775	12,394,371

		35,748,287

AUTOMOTIVE - MEDIUM & HEAVY DUTY TRUCKS – 1.36%
Force Protection Inc.[a]	236,564	1,802,618

		1,802,618

COMMERCIAL SERVICES – 1.09%
DynCorp International Inc.[a]	94,481	1,440,835

		1,440,835

DIVERSIFIED MANUFACTURING OPERATIONS – 3.54%
Textron Inc.	436,371	4,682,261

		4,682,261

Security	Shares	Value
ELECTRONIC MEASURING INSTRUMENTS – 3.62%
Axsys Technologies Inc.[a]	30,190	$1,265,263
FLIR Systems Inc.[a,b]	158,449	3,514,399

		4,779,662

ELECTRONIC SECURITY DEVICES – 0.88%
Taser International Inc.[a]	242,237	1,162,738

		1,162,738

ELECTRONICS - MILITARY – 4.79%
L-3 Communications Holdings Inc.	83,085	6,326,923

		6,326,923

ENTERPRISE SOFTWARE/SERVICES – 1.19%
ManTech International Corp. Class Aa	43,247	1,565,109

		1,565,109

METAL PROCESSORS & FABRICATORS – 6.46%
Precision Castparts Corp.	94,735	7,091,862
RBC Bearings Inc.[a]	77,886	1,440,891

		8,532,753

TOTAL COMMON STOCKS (Cost: $233,480,568)		131,965,252

SHORT-TERM INVESTMENTS – 0.88%

MONEY MARKET FUNDS – 0.88%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	927,597	927,597
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	144,970	144,970
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	99,552	99,552

		1,172,119

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,172,119)		1,172,119

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

April 30, 2009

Value
TOTAL INVESTMENTS IN SECURITIES – 100.75%
(Cost: $234,652,687)	$133,137,371

Other Assets, Less Liabilities – (0.75)%	(997,140)

NET ASSETS – 100.00%	$132,140,231

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

34	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.89%

FINANCE - INVESTMENT BANKER/ BROKER – 69.06%
Charles Schwab Corp. (The)	581,888	$10,753,290
E*TRADE Financial Corp.[a,b]	2,918,052	4,172,814
GFI Group Inc.	530,787	2,165,611
Goldman Sachs Group Inc. (The)	125,685	16,150,523
Greenhill & Co. Inc.[b]	44,806	3,473,809
Interactive Brokers Group Inc. Class Aa	175,581	2,589,820
Investment Technology Group Inc.[a]	138,980	3,165,964
Jefferies Group Inc.	317,008	6,203,847
KBW Inc.[a,b]	146,458	3,542,819
Knight Capital Group Inc. Class Aa	220,558	3,416,444
LaBranche & Co. Inc.[a]	340,276	1,422,354
MF Global Ltd.[a,b]	513,084	3,129,812
Morgan Stanley	414,538	9,799,678
optionsXpress Holdings Inc.	225,874	3,717,886
Piper Jaffray Companies[a]	97,315	3,373,911
Raymond James Financial Inc.[b]	230,652	3,618,930
Stifel Financial Corp.[a]	85,227	4,195,725
SWS Group Inc.	156,694	2,004,116
TD Ameritrade Holding Corp.[a]	383,565	6,102,519
TradeStation Group Inc.[a]	297,172	2,410,065

		95,409,937

FINANCE - OTHER SERVICES – 20.72%
CME Group Inc.	40,710	9,011,159
IntercontinentalExchange Inc.[a]	88,569	7,758,644
NASDAQ OMX Group Inc. (The)[a]	223,532	4,298,520
NYSE Euronext Inc.	326,315	7,560,719

		28,629,042

INVESTMENT MANAGEMENT/ADVISORY SERVICES – 10.11%
Ameriprise Financial Inc.	303,798	8,005,077
Legg Mason Inc.	297,093	5,962,657

		13,967,734

TOTAL COMMON STOCKS
(Cost: $184,838,591)		138,006,713

Security	Shares	Value
SHORT-TERM INVESTMENTS – 10.43%

MONEY MARKET FUNDS – 10.43%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	12,365,572	$12,365,572
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	1,932,565	1,932,565
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	112,189	112,189

		14,410,326

TOTAL SHORT-TERM INVESTMENTS
(Cost: $14,410,326)		14,410,326

TOTAL INVESTMENTS IN SECURITIES – 110.32%
(Cost: $199,248,917)		152,417,039

Other Assets, Less Liabilities – (10.32)%		(14,256,830)

NET ASSETS – 100.00%		$138,160,209

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.97%

COMMERCIAL SERVICES – 1.62%
Healthcare Services Group Inc.	33,514	$599,230
HMS Holdings Corp.[a]	20,531	615,519

		1,214,749

DIALYSIS CENTERS – 3.25%
DaVita Inc.[a]	52,440	2,431,643

		2,431,643

INTERNET APPLICATIONS SOFTWARE – 0.34%
eResearch Technology Inc.[a]	50,939	258,261

		258,261

LIFE/HEALTH INSURANCE – 0.51%
Universal American Corp.[a]	36,871	380,877

		380,877

MEDICAL - DRUGS – 0.72%
PharMerica Corp.[a]	29,419	536,897

		536,897

MEDICAL - HMO – 43.16%
Aetna Inc.	182,448	4,015,681
AMERIGROUP Corp.[a]	38,532	1,150,951
Centene Corp.[a]	36,952	678,808
CIGNA Corp.	138,087	2,721,695
Coventry Health Care Inc.[a]	104,225	1,658,220
Health Net Inc.[a]	74,990	1,082,856
HealthSpring Inc.[a]	54,974	507,410
Humana Inc.[a]	89,754	2,583,120
Magellan Health Services Inc.[a]	27,884	824,251
Molina Healthcare Inc.[a,b]	15,358	332,501
UnitedHealth Group Inc.	377,847	8,886,961
WellCare Health Plans Inc.[a]	44,157	662,797
WellPoint Inc.[a]	168,666	7,212,158

		32,317,409

MEDICAL - HOSPITALS – 8.55%
Community Health Systems Inc.[a]	67,780	1,548,095
Health Management Associates Inc. Class Aa	233,917	1,092,392
LifePoint Hospitals Inc.[a]	41,319	1,068,096
Tenet Healthcare Corp.[a]	460,402	1,035,905
Universal Health Services Inc. Class B	32,836	1,654,934

		6,399,422

Security	Shares	Value
MEDICAL - NURSING HOMES – 1.53%
Kindred Healthcare Inc.[a]	31,469	$409,726
Odyssey Healthcare Inc.[a]	34,976	362,351
Sun Healthcare Group Inc.[a]	44,069	373,264

		1,145,341

MEDICAL - OUTPATIENT/HOME MEDICAL CARE – 4.68%
Amedisys Inc.[a]	22,981	770,783
AmSurg Corp.[a]	29,776	611,599
Gentiva Health Services Inc.[a]	28,135	448,191
Lincare Holdings Inc.[a]	51,959	1,253,771
Res-Care Inc.[a]	26,350	422,127

		3,506,471

MEDICAL LABS & TESTING SERVICES – 10.98%
Covance Inc.[a]	39,732	1,560,673
Laboratory Corp. of America Holdings[a]	50,531	3,241,564
Quest Diagnostics Inc.	66,627	3,419,964

		8,222,201

PHARMACY SERVICES – 17.78%
Catalyst Health Solutions Inc.[a]	31,547	711,385
Express Scripts Inc.[a]	84,634	5,414,037
Medco Health Solutions Inc.[a]	165,075	7,189,016

		13,314,438

PHYSICAL THERAPY/REHAB CENTERS – 2.07%
HealthSouth Corp.[a]	74,095	694,270
Psychiatric Solutions Inc.[a]	44,131	855,700

		1,549,970

PHYSICIAN PRACTICE MANAGEMENT – 2.17%
Healthways Inc.[a]	38,462	401,159
MEDNAX Inc.[a]	34,033	1,221,785

		1,622,944

RESEARCH & DEVELOPMENT – 2.61%
Kendle International Inc.[a]	14,962	133,162
PAREXEL International Corp.[a]	55,187	546,903
Pharmaceutical Product Development Inc.	65,168	1,277,944

		1,958,009

TOTAL COMMON STOCKS
(Cost: $133,243,256)		74,858,632

36	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

April 30, 2009

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.33%

MONEY MARKET FUNDS – 0.33%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	172,968	$172,968
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	27,032	27,032
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	47,186	47,186

		247,186

TOTAL SHORT-TERM INVESTMENTS
(Cost: $247,186)		247,186

TOTAL INVESTMENTS IN SECURITIES – 100.30%
(Cost: $133,490,442)		75,105,818

Other Assets, Less Liabilities – (0.30)%		(221,771)

NET ASSETS – 100.00%		$74,884,047

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.86%

BUILDING - MOBILE HOME/MANUFACTURED HOUSING & RV – 7.02%
Cavco Industries Inc.[a,b,c]	304,537	$7,138,347
Skyline Corp.[c]	327,490	6,788,868

		13,927,215

BUILDING - RESIDENTIAL/COMMERCIAL – 62.58%
Centex Corp.[b]	932,132	10,197,524
D.R. Horton Inc.	1,146,419	14,960,768
KB Home	612,646	11,070,513
Lennar Corp. Class A	941,053	9,165,856
M.D.C. Holdings Inc.	277,280	9,477,430
M/I Homes Inc.[b,c]	477,464	7,290,875
Meritage Homes Corp.[a,b]	486,883	10,132,035
NVR Inc.[a,b]	26,486	13,385,230
Pulte Homes Inc.[b]	949,713	10,931,197
Ryland Group Inc.	447,972	9,277,500
Standard-Pacific Corp.[a,c]	3,354,336	6,272,608
Toll Brothers Inc.[a,b]	593,492	12,024,148

		124,185,684

BUILDING & CONSTRUCTION PRODUCTS - MISCELLANEOUS – 1.48%
Owens Corning Inc.[a]	163,793	2,931,895

		2,931,895

BUILDING PRODUCTS - AIR & HEATING – 1.50%
Lennox International Inc.	93,585	2,984,426

		2,984,426

BUILDING PRODUCTS - CEMENT/ AGGREGATES – 1.13%
Eagle Materials Inc.	81,061	2,253,496

		2,253,496

BUILDING PRODUCTS - WOOD – 2.66%
Masco Corp.	595,747	5,278,318

		5,278,318

COATINGS/PAINT – 2.82%
Sherwin-Williams Co. (The)	98,669	5,588,612

		5,588,612

DISTRIBUTION/WHOLESALE – 2.84%
Beacon Roofing Supply Inc.[a]	245,155	3,897,965
Watsco Inc.	40,445	1,737,113

		5,635,078

Security	Shares	Value
DIVERSIFIED MANUFACTURING OPERATIONS – 2.65%
Leggett & Platt Inc.	365,617	$5,250,260

		5,250,260

HOME FURNISHINGS – 1.73%
Ethan Allen Interiors Inc.	255,487	3,436,300

		3,436,300

REAL ESTATE OPERATING/ DEVELOPMENT – 1.53%
Avatar Holdings Inc.[a]	163,607	3,039,818

		3,039,818

RETAIL - BUILDING PRODUCTS – 8.11%
Home Depot Inc. (The)	321,605	8,464,644
Lowe’s Companies Inc.	355,324	7,639,466

		16,104,110

TEXTILE - HOME FURNISHINGS – 3.81%
Mohawk Industries Inc.[a,b]	159,736	7,557,110

		7,557,110

TOTAL COMMON STOCKS
(Cost: $244,513,103)		198,172,322

SHORT-TERM INVESTMENTS – 19.73%

MONEY MARKET FUNDS – 19.73%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	33,628,139	33,628,139
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	5,255,606	5,255,606
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	274,501	274,501

		39,158,246

TOTAL SHORT-TERM INVESTMENTS
(Cost: $39,158,246)		39,158,246

38	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

April 30, 2009

Value
TOTAL INVESTMENTS IN SECURITIES – 119.59%
(Cost: $283,671,349)	$237,330,568

Other Assets, Less Liabilities – (19.59)%	(38,874,756)

NET ASSETS – 100.00%	$198,455,812

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.91%

FINANCIAL GUARANTEE INSURANCE – 1.05%
Assured Guaranty Ltd.	11,280	$108,965
MBIA Inc.[a,b]	40,092	189,635

		298,600

INSURANCE BROKERS – 3.22%
Arthur J. Gallagher & Co.	15,735	353,723
Brown & Brown Inc.	18,615	362,248
Erie Indemnity Co. Class A	5,558	196,309

		912,280

LIFE/HEALTH INSURANCE – 23.74%
Aflac Inc.	68,738	1,985,841
American Equity Investment Life Holding Co.	10,212	57,494
Delphi Financial Group Inc. Class A	7,374	127,349
Lincoln National Corp.	41,466	466,078
National Western Life Insurance Co. Class A	447	50,909
Principal Financial Group Inc.	39,188	640,332
Protective Life Corp.	12,844	110,073
Prudential Financial Inc.	62,584	1,807,426
StanCorp Financial Group Inc.	8,474	232,442
Torchmark Corp.	13,853	406,308
Unum Group	51,784	846,151

		6,730,403

MULTI-LINE INSURANCE – 30.96%
Allstate Corp. (The)	77,750	1,813,907
American Financial Group Inc.	13,133	230,878
American National Insurance Co.	2,758	187,185
Assurant Inc.	18,985	463,993
Cincinnati Financial Corp.	24,034	575,614
CNA Financial Corp.	5,557	66,517
Genworth Financial Inc. Class A	76,421	180,354
Hartford Financial Services Group Inc. (The)	52,995	607,853
Horace Mann Educators Corp.	7,288	63,989
Loews Corp.	52,310	1,301,996
MetLife Inc.	73,423	2,184,334
Old Republic International Corp.	37,672	352,987
United Fire & Casualty Co.	4,220	78,787

Security	Shares	Value
Unitrin Inc.	8,229	$139,893
XL Capital Ltd. Class A	55,542	528,204

		8,776,491

PROPERTY/CASUALTY INSURANCE – 39.65%
Alleghany Corp.[a]	1,020	258,733
AmTrust Financial Services Inc.	7,738	70,648
Arch Capital Group Ltd.[a]	8,045	464,840
Chubb Corp.	50,119	1,952,135
Employers Holdings Inc.	8,953	74,668
First American Corp.	13,453	377,760
Hanover Insurance Group Inc. (The)	8,610	258,128
Harleysville Group Inc.	2,412	69,755
HCC Insurance Holdings Inc.	18,525	443,118
Infinity Property and Casualty Corp.	2,608	91,906
Markel Corp.[a]	1,600	459,200
Mercury General Corp.	4,692	158,496
Navigators Group Inc. (The)[a]	2,412	109,457
OneBeacon Insurance Group Ltd.	4,383	50,930
ProAssurance Corp.[a]	5,243	230,377
Progressive Corp. (The)[a]	87,889	1,342,944
RLI Corp.	3,367	161,717
Safety Insurance Group Inc.	2,918	96,440
Selective Insurance Group Inc.	9,378	138,419
Tower Group Inc.	6,287	170,944
Travelers Companies Inc. (The)	78,989	3,249,607
W.R. Berkley Corp.	22,508	538,166
Wesco Financial Corp.	264	78,910
White Mountains Insurance Group Ltd.	1,294	247,568
Zenith National Insurance Corp.	6,395	145,742

		11,240,608

REINSURANCE – 1.29%
Allied World Assurance Holdings Ltd.	5,911	219,535
Argo Group International
Holdings Ltd.[a]	5,268	147,451

		366,986

TOTAL COMMON STOCKS
(Cost: $48,771,294)		28,325,368

40	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

April 30, 2009

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.36%

MONEY MARKET FUNDS – 0.36%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	56,688	$56,688
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	8,860	8,860
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	36,251	36,251

		101,799

TOTAL SHORT-TERM INVESTMENTS
(Cost: $101,799)		101,799

TOTAL INVESTMENTS IN SECURITIES – 100.27%
(Cost: $48,873,093)		28,427,167

Other Assets, Less Liabilities – (0.27)%		(77,399)

NET ASSETS – 100.00%		$28,349,768

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.89%

DENTAL SUPPLIES & EQUIPMENT – 0.84%
Sirona Dental Systems Inc.[a]	110,202	$1,802,905

		1,802,905

DIAGNOSTIC EQUIPMENT – 2.85%
Cepheid Inc.[a]	324,303	3,145,739
Immucor Inc.[a]	183,147	2,983,465

		6,129,204

ELECTRONIC MEASURING INSTRUMENTS – 1.09%
Analogic Corp.	64,394	2,343,942

		2,343,942

ENTERPRISE SOFTWARE/SERVICES – 0.78%
Omnicell Inc.[a]	190,818	1,679,198

		1,679,198

HOSPITAL BEDS/EQUIPMENT – 3.45%
Hill-Rom Holdings Inc.[b]	261,756	3,397,593
Kinetic Concepts Inc.[a]	162,658	4,027,412

		7,425,005

INSTRUMENTS - SCIENTIFIC – 11.81%
Thermo Fisher Scientific Inc.[a]	373,908	13,116,693
Varian Inc.[a]	118,512	3,913,266
Waters Corp.[a]	189,220	8,357,847

		25,387,806

MEDICAL - BIOMEDICAL/GENE – 4.85%
Bio-Rad Laboratories Inc. Class Aa	60,077	4,186,766
Millipore Corp.[a]	105,359	6,226,717

		10,413,483

MEDICAL INSTRUMENTS – 38.71%
Beckman Coulter Inc.	124,026	6,518,807
Boston Scientific Corp.[a]	1,507,651	12,679,345
Bruker Corp.[a]	319,355	2,101,356
ev3 Inc.[a]	326,223	2,727,224
Integra LifeSciences Holdings Corp.[a]	99,825	2,577,482
Intuitive Surgical Inc.[a,b]	65,290	9,384,132
Medtronic Inc.	673,057	21,537,823
Natus Medical Inc.[a]	187,927	1,649,999
NuVasive Inc.[a,b]	116,391	4,411,219
St. Jude Medical Inc.[a]	330,512	11,078,762
Symmetry Medical Inc.[a]	238,042	1,728,185

Security	Shares	Value
Thoratec Corp.[a]	156,817	$4,557,102
Volcano Corp.[a]	169,501	2,235,718

		83,187,154

MEDICAL PRODUCTS – 27.30%
ABIOMED Inc.[a]	235,166	1,568,557
Accuray Inc.[a,b]	277,546	1,679,153
American Medical Systems Holdings Inc.[a,b]	275,737	3,410,867
Covidien Ltd.	429,181	14,154,389
Invacare Corp.	146,522	2,254,974
Stryker Corp.	318,766	12,339,432
Varian Medical Systems Inc.[a]	216,632	7,229,010
Wright Medical Group Inc.[a]	178,485	2,454,169
Zimmer Holdings Inc.[a]	262,891	11,564,575
Zoll Medical Corp.[a]	124,565	2,003,005

		58,658,131

MEDICAL STERILIZATION PRODUCTS – 1.88%
Steris Corp.	167,515	4,037,112

		4,037,112

PATIENT MONITORING EQUIPMENT – 2.79%
CardioNet Inc.[a,b]	94,127	1,953,135
Masimo Corp.[a]	139,557	4,033,197

		5,986,332

RESPIRATORY PRODUCTS – 2.71%
ResMed Inc.[a]	151,472	5,824,098

		5,824,098

ULTRA SOUND IMAGING SYSTEMS – 0.83%
SonoSite Inc.[a]	99,128	1,788,269

		1,788,269

TOTAL COMMON STOCKS
(Cost: $345,671,905)		214,662,639

SHORT-TERM INVESTMENTS – 8.92%

MONEY MARKET FUNDS – 8.92%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	16,373,348	16,373,348

42	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

April 30, 2009

Security	Shares	Value
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	2,558,925	$2,558,925
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	243,362	243,362

		19,175,635

TOTAL SHORT-TERM INVESTMENTS
(Cost: $19,175,635)		19,175,635

TOTAL INVESTMENTS IN SECURITIES – 108.81%
(Cost: $364,847,540)		233,838,274

Other Assets, Less Liabilities – (8.81)%		(18,936,144)

NET ASSETS – 100.00%		$214,902,130

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.95%

GAS - DISTRIBUTION – 2.32%
Energen Corp.	125,324	$4,526,703
Southern Union Co.	204,283	3,250,143

		7,776,846

OIL - U.S. ROYALTYTRUSTS – 1.21%
BP Prudhoe Bay Royalty Trust[a]	44,654	2,880,183
Hugoton Royalty Trust	110,445	1,170,717

		4,050,900

OIL & GAS DRILLING – 0.48%
Atlas America Inc.	103,006	1,602,773

		1,602,773

OIL COMPANIES - EXPLORATION & PRODUCTION – 87.45%
Anadarko Petroleum Corp.	480,473	20,689,167
Apache Corp.	335,216	24,423,838
Arena Resources Inc.[b]	81,517	2,337,092
Berry Petroleum Co. Class A	116,160	1,914,317
Bill Barrett Corp.[b]	79,580	2,067,488
BPZ Resources Inc.[a,b]	183,206	998,473
Cabot Oil & Gas Corp.	178,590	5,391,632
Carrizo Oil & Gas Inc.[a,b]	86,112	1,061,761
Chesapeake Energy Corp.	738,505	14,555,934
Cimarex Energy Co.	162,149	4,361,808
Clayton Williams Energy Inc.[b]	29,856	896,576
CNX Gas Corp.[b]	68,066	1,752,699
Comstock Resources Inc.[b]	91,846	3,165,013
Concho Resources Inc.[b]	123,744	3,393,060
Contango Oil & Gas Co.[b]	34,606	1,311,221
Continental Resources Inc.[b]	76,324	1,782,165
Denbury Resources Inc.[b]	378,821	6,167,206
Devon Energy Corp.	429,445	22,266,723
Encore Acquisition Co.[b]	107,926	3,150,360
EOG Resources Inc.	268,610	17,051,363
EXCO Resources Inc.[b]	335,725	3,954,841
Forest Oil Corp.[b]	186,215	2,979,440
GMX Resources Inc.[a,b]	68,098	744,992
Goodrich Petroleum Corp.[a,b]	70,611	1,619,110
Mariner Energy Inc.[b]	211,704	2,409,192
McMoRan Exploration Co.[b]	189,271	1,039,098
Newfield Exploration Co.[b]	218,027	6,798,082
Noble Energy Inc.	216,200	12,269,350

Security	Shares	Value
Occidental Petroleum Corp.	623,534	$35,098,729
Penn Virginia Corp.	113,932	1,603,023
Petrohawk Energy Corp.[b]	403,331	9,518,612
Petroleum Development Corp.[b]	50,472	818,151
Pioneer Natural Resources Co.	218,330	5,047,790
Plains Exploration & Production Co.[b]	199,021	3,755,526
Quicksilver Resources Inc.[a,b]	292,791	2,380,391
Range Resources Corp.	213,070	8,516,408
Rosetta Resources Inc.[b]	161,112	1,135,840
SandRidge Energy Inc.[b]	239,571	1,954,899
Southwestern Energy Co.[b]	415,545	14,901,444
St. Mary Land & Exploration Co.	143,346	2,561,593
Swift Energy Co.[b]	101,125	1,094,173
Ultra Petroleum Corp.[b]	214,637	9,186,464
W&T Offshore Inc.	93,719	869,712
Whiting Petroleum Corp.[b]	104,058	3,408,940
XTO Energy Inc.	594,987	20,622,249

		293,025,945

OIL REFINING & MARKETING – 8.49%
CVR Energy Inc.[b]	175,045	1,288,331
Frontier Oil Corp.	203,119	2,581,642
Holly Corp.	92,170	1,931,883
Sunoco Inc.	186,544	4,945,281
Tesoro Corp.	256,547	3,912,342
Valero Energy Corp.	637,394	12,645,897
Western Refining Inc.[b]	89,945	1,132,408

		28,437,784

TOTAL COMMON STOCKS
(Cost: $437,332,868)		334,894,248

SHORT-TERM INVESTMENTS – 2.50%

MONEY MARKET FUNDS – 2.50%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	7,037,891	7,037,891
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	1,099,924	1,099,924

44	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

April 30, 2009

Security	Shares	Value
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	218,340	$218,340

		8,356,155

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,356,155)		8,356,155

TOTAL INVESTMENTS IN SECURITIES – 102.45%
(Cost: $445,689,023)		343,250,403

Other Assets, Less Liabilities – (2.45)%		(8,194,994)

NET ASSETS – 100.00%		$335,055,409

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.77%

OIL - FIELD SERVICES – 57.28%
Baker Hughes Inc.	353,637	$12,582,404
BJ Services Co.	431,132	5,988,423
Cal Dive International Inc.[a]	101,048	800,300
CARBO Ceramics Inc.	42,129	1,293,782
Exterran Holdings Inc.[a]	118,875	2,454,769
Global Industries Ltd.[a,b]	237,547	1,536,929
Halliburton Co.	926,921	18,742,343
Helix Energy Solutions Group Inc.[a]	190,736	1,733,790
Hornbeck Offshore Services Inc.[a]	57,674	1,339,767
Key Energy Services Inc.[a]	290,857	1,276,862
Matrix Service Co.[a]	68,901	660,071
Newpark Resources Inc.[a]	220,141	616,395
Oceaneering International Inc.[a]	89,928	4,098,019
Oil States International Inc.[a]	102,724	1,941,484
RPC Inc.[b]	84,932	908,772
Schlumberger Ltd.	849,369	41,610,587
SEACOR Holdings Inc.[a]	34,894	2,293,234
Smith International Inc.	291,144	7,526,072
Superior Energy Services Inc.[a]	143,198	2,750,834
Tetra Technologies Inc.[a]	192,696	1,102,221

		111,257,058

OIL & GAS DRILLING – 21.41%
Atwood Oceanics Inc.[a]	106,085	2,367,816
Diamond Offshore Drilling Inc.	91,400	6,618,274
ENSCO International Inc.	200,010	5,656,283
Helmerich & Payne Inc.	149,264	4,600,316
Nabors Industries Ltd.[a]	426,662	6,489,529
Parker Drilling Co.[a]	296,538	818,445
Patterson-UTI Energy Inc.	267,230	3,396,493
Pioneer Drilling Co.[a]	131,629	658,145
Pride International Inc.[a]	251,640	5,712,228
Rowan Companies Inc.	182,111	2,842,753
Unit Corp.[a]	88,606	2,418,058

		41,578,340

OIL FIELD MACHINERY & EQUIPMENT – 17.83%
Cameron International Corp.[a]	293,011	7,495,221
Dresser-Rand Group Inc.[a]	135,201	3,330,001
Dril-Quip Inc.[a]	59,349	2,040,419
FMC Technologies Inc.[a,b]	178,943	6,125,219
Lufkin Industries Inc.	31,894	1,113,101

Security	Shares	Value
NATCO Group Inc. Class Aa	46,262	$1,113,064
National Oilwell Varco Inc.[a]	443,396	13,426,031

		34,643,056

TRANSPORTATION - MARINE – 2.57%
GulfMark Offshore Inc.[a]	49,752	1,337,334
Tidewater Inc.	84,727	3,664,443

		5,001,777

TRANSPORTATION - SERVICES – 0.68%
Bristow Group Inc.[a]	57,725	1,313,821

		1,313,821

TOTAL COMMON STOCKS
(Cost: $290,240,712)		193,794,052

SHORT-TERM INVESTMENTS – 1.90%

MONEY MARKET FUNDS – 1.90%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	2,962,319	2,962,319
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	462,969	462,969
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	261,566	261,566

		3,686,854

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,686,854)		3,686,854

TOTAL INVESTMENTS IN SECURITIES – 101.67%
(Cost: $293,927,566)		197,480,906

Other Assets, Less Liabilities – (1.67)%		(3,245,515)

NET ASSETS – 100.00%		$194,235,391

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

46	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.89%

CONSUMER PRODUCTS - MISCELLANEOUS – 1.35%
Prestige Brands Holdings Inc.[a]	205,893	$1,330,069

		1,330,069

DRUG DELIVERY SYSTEMS – 2.38%
Alkermes Inc.[a]	164,059	1,255,051
Noven Pharmaceuticals Inc.[a]	105,777	1,091,619

		2,346,670

MEDICAL - BIOMEDICAL/GENE – 3.42%
AMAG Pharmaceuticals Inc.[a]	46,527	2,086,736
Medicines Co. (The)[a]	129,355	1,290,963

		3,377,699

MEDICAL - DRUGS – 68.80%
Abbott Laboratories	133,408	5,583,125
Allergan Inc.	91,188	4,254,832
Auxilium Pharmaceuticals Inc.[a]	60,229	1,379,244
Bristol-Myers Squibb Co.	248,111	4,763,731
Cephalon Inc.[a,b]	41,821	2,743,876
Eli Lilly and Co.	153,012	5,037,155
Endo Pharmaceuticals Holdings Inc.[a]	119,034	1,968,822
Forest Laboratories Inc.[a]	146,491	3,177,390
King Pharmaceuticals Inc.[a]	291,684	2,298,470
Medicis Pharmaceutical Corp. Class A	130,103	2,090,755
Medivation Inc.[a,b]	76,307	1,475,014
Merck & Co. Inc.	230,622	5,590,277
Pfizer Inc.	485,617	6,487,843
Rigel Pharmaceuticals Inc.[a]	178,450	1,184,908
Salix Pharmaceuticals Ltd.[a]	151,640	1,668,040
Schering-Plough Corp.	221,427	5,097,250
Sepracor Inc.[a]	133,570	1,898,030
Valeant Pharmaceuticals International[a,b]	104,731	1,755,292
ViroPharma Inc.[a]	277,403	1,561,779
VIVUS Inc.[a]	297,744	1,193,954
Wyeth	134,836	5,717,046
XenoPort Inc.[a]	70,490	963,598

		67,890,431

Security	Shares	Value
MEDICAL - GENERIC DRUGS – 9.00%
Mylan Inc.[a,b]	199,580	$2,644,435
Par Pharmaceutical Companies Inc.[a]	115,762	1,242,126
Perrigo Co.	93,298	2,418,284
Watson Pharmaceuticals Inc.[a]	83,112	2,571,485

		8,876,330

MEDICAL PRODUCTS – 11.83%
Hospira Inc.[a]	107,075	3,519,555
Johnson & Johnson	155,785	8,156,903

		11,676,458

THERAPEUTICS – 3.11%
Theravance Inc.[a,b]	108,613	1,556,424
Warner Chilcott Ltd. Class Aa	154,650	1,514,024

		3,070,448

TOTAL COMMON STOCKS
(Cost: $126,647,872)		98,568,105

SHORT-TERM INVESTMENTS – 6.93%

MONEY MARKET FUNDS – 6.93%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	5,794,288	5,794,288
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	905,566	905,566
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	140,459	140,459

		6,840,313

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,840,313)		6,840,313

TOTAL INVESTMENTS IN SECURITIES – 106.82%
(Cost: $133,488,185)		105,408,418

Other Assets, Less Liabilities – (6.82)%		(6,732,675)

NET ASSETS – 100.00%		$98,675,743

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

April 30, 2009

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

48	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.89%

COMMERCIAL BANKS - CENTRAL U.S. – 11.09%
Associated Banc-Corp.	93,048	$1,439,453
BOK Financial Corp.	17,696	666,431
Citizens Republic Bancorp Inc.[a]	100,427	168,717
Commerce Bancshares Inc.	47,928	1,586,417
Cullen/Frost Bankers Inc.	43,584	2,052,371
First Midwest Bancorp Inc.	38,495	341,066
FirstMerit Corp.	58,500	1,135,485
International Bancshares Corp.	42,172	569,744
Marshall & Ilsley Corp.	190,302	1,099,946
Old National Bancorp	52,206	711,568
Park National Corp.[b]	8,938	598,399
Prosperity Bancshares Inc.	36,031	1,000,581
Sterling Bancshares Inc.	58,197	387,010
TCF Financial Corp.	96,622	1,344,012
Wintrust Financial Corp.	18,876	320,892

		13,422,092

COMMERCIAL BANKS - EASTERN U.S. – 6.20%
F.N.B. Corp.	70,445	529,746
Fulton Financial Corp.	135,673	896,798
M&T Bank Corp.	60,920	3,195,254
Provident Bankshares Corp.	26,414	232,179
Susquehanna Bancshares Inc.	67,579	544,687
TrustCo Bank Corp. NY	59,625	357,750
Valley National Bancorp[b]	105,479	1,526,281
Webster Financial Corp.	41,834	218,792

		7,501,487

COMMERCIAL BANKS - SOUTHERN U.S. – 16.95%
BancorpSouth Inc.	60,323	1,402,510
BB&T Corp.	420,731	9,819,861
First BanCorp (Puerto Rico)	61,368	338,138
First Horizon National Corp.[b]	164,205	1,890,000
Hancock Holding Co.	20,733	785,159
Popular Inc.[b]	201,614	576,616
Regions Financial Corp.	539,557	2,422,611
Synovus Financial Corp.	214,488	692,796
Trustmark Corp.	39,586	860,600
United Bancshares Inc.	33,843	877,887
United Community Banks Inc.[b]	38,914	250,995
Whitney Holding Corp.	50,226	600,703

		20,517,876

Security	Shares	Value
COMMERCIAL BANKS - WESTERN U.S. – 5.83%
Bank of Hawaii Corp.	37,274	$1,309,808
Cathay General Bancorp	38,896	436,413
City National Corp.	31,006	1,134,820
East West Bancorp Inc.	49,822	340,284
Pacific Capital Bancorp	37,031	256,995
PacWest Bancorp	19,081	278,010
SVB Financial Group[a]	25,525	529,899
UCBH Holdings Inc.	87,646	112,187
Umpqua Holdings Corp.	47,146	452,130
Westamerica Bancorporation[b]	22,738	1,219,439
Zions Bancorporation[b]	90,419	988,280

		7,058,265

FIDUCIARY BANKS – 8.26%
Northern Trust Corp.	169,718	9,225,870
Wilmington Trust Corp.	53,079	770,176

		9,996,046

SAVINGS & LOANS/THRIFTS - EASTERN U.S. – 11.20%
Astoria Financial Corp.	68,855	568,742
Dime Community Bancshares Inc.	24,470	204,080
First Niagara Financial Group Inc.	113,843	1,541,434
Hudson City Bancorp Inc.	371,475	4,665,726
New York Community Bancorp Inc.	266,548	3,014,658
NewAlliance Bancshares Inc.	78,178	1,009,278
People’s United Financial Inc.	132,743	2,073,446
Provident Financial Services Inc.	44,137	470,942

		13,548,306

SAVINGS & LOANS/THRIFTS - WESTERN U.S. – 0.74%
Washington Federal Inc.	69,100	896,918

		896,918

SUPER-REGIONAL BANKS - U.S. – 39.62%
Comerica Inc.	117,177	2,458,373
Fifth Third Bancorp	414,381	1,698,962
Huntington Bancshares Inc.	288,844	805,875
KeyCorp	382,309	2,351,200
PNC Financial Services Group Inc. (The)	325,987	12,941,684
SunTrust Banks Inc.	272,763	3,938,698
U.S. Bancorp	1,303,377	23,747,529

		47,942,321

TOTAL COMMON STOCKS
(Cost: $218,789,890)		120,883,311

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

April 30, 2009

Security	Shares	Value
SHORT-TERM INVESTMENTS – 3.84%

MONEY MARKET FUNDS – 3.84%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	3,954,091	$3,954,091
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	617,969	617,969
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	78,920	78,920

		4,650,980

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,650,980)		4,650,980

TOTAL INVESTMENTS IN SECURITIES – 103.73%
(Cost: $223,440,870)		125,534,291

Other Assets, Less Liabilities – (3.73)%		(4,509,863)

NET ASSETS – 100.00%		$121,024,428

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

50	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2009

	iShares Dow Jones U.S.
	Aerospace & Defense Index Fund	Broker- Dealers Index Fund	Healthcare Providers Index Fund	Home Construction Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$233,480,568	$184,838,591	$133,243,256	$204,058,615
Affiliated issuers (Note 2)	1,172,119	14,410,326	247,186	79,612,734

Total cost of investments	$234,652,687	$199,248,917	$133,490,442	$283,671,349

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$131,965,252	$138,006,713	$74,858,632	$170,681,624
Affiliated issuers (Note 2)	1,172,119	14,410,326	247,186	66,648,944

Total fair value of investments	133,137,371	152,417,039	75,105,818	237,330,568
Receivables:
Dividends and interest	134,071	91,538	6,110	78,782
Capital shares sold	2,586	958	–	–

Total Assets	133,274,028	152,509,535	75,111,928	237,409,350

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	1,072,567	14,298,137	200,000	38,883,745
Capital shares redeemed	10,120	–	–	–
Investment advisory fees (Note 2)	51,110	51,189	27,881	69,793

Total Liabilities	1,133,797	14,349,326	227,881	38,953,538

NET ASSETS	$132,140,231	$138,160,209	$74,884,047	$198,455,812

Net assets consist of:
Paid-in capital	$254,733,874	$251,148,334	$143,318,256	$424,571,946
Undistributed net investment income	135,696	105,824	–	253,385
Accumulated net realized loss	(21,214,023)	(66,262,071)	(10,049,585)	(180,028,738)
Net unrealized depreciation	(101,515,316)	(46,831,878)	(58,384,624)	(46,340,781)

NET ASSETS	$132,140,231	$138,160,209	$74,884,047	$198,455,812

Shares outstanding[b]	3,350,000	6,050,000	2,150,000	17,800,000

Net asset value per share	$39.44	$22.84	$34.83	$11.15

[a]	Securities on loan with values of $1,042,930, $13,205,233, $216,500 and $37,284,896, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2009

	iShares Dow Jones U.S.
	Insurance Index Fund	Medical Devices Index Fund	Oil & Gas Exploration & Production Index Fund	Oil Equipment & Services Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$48,771,294	$345,671,905	$437,332,868	$290,240,712
Affiliated issuers (Note 2)	101,799	19,175,635	8,356,155	3,686,854

Total cost of investments	$48,873,093	$364,847,540	$445,689,023	$293,927,566

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$28,325,368	$214,662,639	$334,894,248	$193,794,052
Affiliated issuers (Note 2)	101,799	19,175,635	8,356,155	3,686,854

Total fair value of investments	28,427,167	233,838,274	343,250,403	197,480,906
Receivables:
Investment securities sold	77,373	–	–	–
Dividends and interest	9,462	78,331	65,920	239,651
Capital shares sold	–	–	2,159	8,785

Total Assets	28,514,002	233,916,605	343,318,482	197,729,342

LIABILITIES
Payables:
Investment securities purchased	87,942	–	–	–
Collateral for securities on loan (Note 5)	65,548	18,932,273	8,137,815	3,425,288
Investment advisory fees (Note 2)	10,744	82,202	125,258	68,663

Total Liabilities	164,234	19,014,475	8,263,073	3,493,951

NET ASSETS	$28,349,768	$214,902,130	$335,055,409	$194,235,391

Net assets consist of:
Paid-in capital	$64,089,142	$369,502,303	$460,750,889	$366,195,397
Undistributed net investment income	12,958	–	178,030	157,662
Accumulated net realized loss	(15,306,406)	(23,590,907)	(23,434,890)	(75,671,008)
Net unrealized depreciation	(20,445,926)	(131,009,266)	(102,438,620)	(96,446,660)

NET ASSETS	$28,349,768	$214,902,130	$335,055,409	$194,235,391

Shares outstanding[b]	1,450,000	5,400,000	8,550,000	6,250,000

Net asset value per share	$19.55	$39.80	$39.19	$31.08

[a]	Securities on loan with values of $62,635, $18,288,071, $7,882,495 and $3,265,903, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

52	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2009

	iShares Dow Jones U.S.
	Pharmaceuticals Index Fund	Regional Banks Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$126,647,872	$218,789,890
Affiliated issuers (Note 2)	6,840,313	4,650,980

Total cost of investments	$133,488,185	$223,440,870

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$98,568,105	$120,883,311
Affiliated issuers (Note 2)	6,840,313	4,650,980

Total fair value of investments	105,408,418	125,534,291
Receivables:
Investment securities sold	–	5,305
Dividends and interest	156,899	263,358

Total Assets	105,565,317	125,802,954

LIABILITIES
Payables:
Investment securities purchased	147,539	146,990
Securities related to in-kind transactions (Note 4)	–	5,305
Collateral for securities on loan (Note 5)	6,699,854	4,572,060
Capital shares redeemed	–	7,007
Investment advisory fees (Note 2)	42,181	47,164

Total Liabilities	6,889,574	4,778,526

NET ASSETS	$98,675,743	$121,024,428

Net assets consist of:
Paid-in capital	$131,107,309	$248,324,042
Undistributed net investment income	114,395	346,472
Accumulated net realized loss	(4,466,194)	(29,739,507)
Net unrealized depreciation	(28,079,767)	(97,906,579)

NET ASSETS	$98,675,743	$121,024,428

Shares outstanding[b]	2,400,000	6,750,000

Net asset value per share	$41.11	$17.93

[a]	Securities on loan with values of $6,200,556 and $4,285,480, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2009

	iShares Dow Jones U.S.
	Aerospace & Defense Index Fund	Broker- Dealers Index Fund	Healthcare Providers Index Fund	Home Construction Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$3,131,545	$2,788,905	$139,773	$2,839,919
Dividends from affiliated issuers (Note 2)	–	–	–	333,998
Interest from affiliated issuers (Note 2)	5,286	3,090	1,051	19,898
Securities lending income from affiliated issuers (Note 2)	75,490	464,730	20,387	1,592,076

Total investment income	3,212,321	3,256,725	161,211	4,785,891

EXPENSES
Investment advisory fees (Note 2)	1,021,112	763,817	473,058	1,186,303

Total expenses	1,021,112	763,817	473,058	1,186,303

Net investment income (loss)	2,191,209	2,492,908	(311,847)	3,599,588

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(15,301,663)	(72,382,795)	(12,667,208)	(80,654,215)
Investments in affiliated issuers (Note 2)	–	–	–	(71,033,638)
In-kind redemptions	(27,250,686)	(1,199,968)	(9,241,478)	(9,636,559)

Net realized loss	(42,552,349)	(73,582,763)	(21,908,686)	(161,324,412)

Net change in unrealized appreciation (depreciation)	(83,225,329)	(34,544,308)	(19,522,535)	(27,883,215)

Net realized and unrealized loss	(125,777,678)	(108,127,071)	(41,431,221)	(189,207,627)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(123,586,469)	$(105,634,163)	$(41,743,068)	$(185,608,039)

See notes to financial statements.

54	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2009

	iShares Dow Jones U.S.
	Insurance Index Fund	Medical Devices Index Fund	Oil & Gas Exploration & Production Index Fund	Oil Equipment & Services Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$868,450	$1,440,028	$2,292,931	$2,003,819
Interest from affiliated issuers (Note 2)	576	3,620	2,206	3,162
Securities lending income from affiliated issuers (Note 2)	3,609	280,540	50,314	21,767

Total investment income	872,635	1,724,188	2,345,451	2,028,748

EXPENSES
Investment advisory fees (Note 2)	163,380	1,495,654	1,174,434	1,138,708

Total expenses	163,380	1,495,654	1,174,434	1,138,708

Net investment income	709,255	228,534	1,171,017	890,040

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(15,330,459)	(24,998,031)	(38,072,165)	(81,451,624)
In-kind redemptions	(2,154,084)	(25,927,134)	22,075,067	18,174,216

Net realized loss	(17,484,543)	(50,925,165)	(15,997,098)	(63,277,408)

Net change in unrealized appreciation (depreciation)	(13,179,098)	(107,131,986)	(130,451,004)	(129,585,919)

Net realized and unrealized loss	(30,663,641)	(158,057,151)	(146,448,102)	(192,863,327)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(29,954,386)	$(157,828,617)	$(145,277,085)	$(191,973,287)

[a]	Net of foreign withholding tax of $–, $–, $– and $685, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2009

	iShares Dow Jones U.S.
	Pharmaceuticals Index Fund	Regional Banks Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$2,208,461	$6,694,095
Interest from affiliated issuers (Note 2)	1,438	2,896
Securities lending income from affiliated issuers (Note 2)	58,301	267,078

Total investment income	2,268,200	6,964,069

EXPENSES
Investment advisory fees (Note 2)	483,850	708,568

Total expenses	483,850	708,568

Net investment income	1,784,350	6,255,501

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(7,675,725)	(36,500,005)
In-kind redemptions	13,259,657	(4,969,401)

Net realized gain (loss)	5,583,932	(41,469,406)

Net change in unrealized appreciation (depreciation)	(16,780,468)	(72,459,608)

Net realized and unrealized loss	(11,196,536)	(113,929,014)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,412,186)	$(107,673,513)

[a]	Net of foreign withholding tax of $– and $2,750, respectively.

See notes to financial statements.

56	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. Aerospace & Defense Index Fund		iShares Dow Jones U.S. Broker-Dealers Index Fund
	Year ended April 30, 2009	Year ended April 30, 2008	Year ended April 30, 2009	Year ended April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,191,209	$1,775,292	$2,492,908	$1,986,269
Net realized gain (loss)	(42,552,349)	34,209,897	(73,582,763)	(60,964,570)
Net change in unrealized appreciation (depreciation)	(83,225,329)	(34,551,781)	(34,544,308)	(9,870,802)

Net increase (decrease) in net assets resulting from operations	(123,586,469)	1,433,408	(105,634,163)	(68,849,103)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,113,801)	(1,728,333)	(2,550,231)	(1,841,500)
Return of capital	–	(8,637)	–	–

Total distributions to shareholders	(2,113,801)	(1,736,970)	(2,550,231)	(1,841,500)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	48,659,149	469,884,946	912,011,261	4,082,296,238
Cost of shares redeemed	(119,041,028)	(320,098,210)	(939,653,647)	(3,923,977,830)

Net increase (decrease) in net assets from capital share transactions	(70,381,879)	149,786,736	(27,642,386)	158,318,408

INCREASE (DECREASE) IN NET ASSETS	(196,082,149)	149,483,174	(135,826,780)	87,627,805

NET ASSETS
Beginning of year	328,222,380	178,739,206	273,986,989	186,359,184

End of year	$132,140,231	$328,222,380	$138,160,209	$273,986,989

Undistributed net investment income included in net assets at end of year	$135,696	$58,288	$105,824	$163,147

SHARES ISSUED AND REDEEMED
Shares sold	950,000	7,050,000	27,650,000	85,850,000
Shares redeemed	(2,750,000)	(4,950,000)	(28,250,000)	(82,600,000)

Net increase (decrease) in shares outstanding	(1,800,000)	2,100,000	(600,000)	3,250,000

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Healthcare Providers Index Fund		iShares Dow Jones U.S. Home Construction Index Fund
	Year ended April 30, 2009	Year ended April 30, 2008	Year ended April 30, 2009	Year ended April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$(311,847)	$(532,586)	$3,599,588	$3,394,885
Net realized gain (loss)	(21,908,686)	6,060,246	(161,324,412)	(47,028,019)
Net change in unrealized appreciation (depreciation)	(19,522,535)	(42,049,648)	(27,883,215)	(7,438,290)

Net decrease in net assets resulting from operations	(41,743,068)	(36,521,988)	(185,608,039)	(51,071,424)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	(1,181,262)	(4,782,587)	(1,977,228)
Return of capital	–	–	–	(932,098)

Total distributions to shareholders	–	(1,181,262)	(4,782,587)	(2,909,326)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	82,560,293	295,634,733	173,029,764	673,424,759
Cost of shares redeemed	(97,469,459)	(278,637,171)	(202,317,122)	(277,315,295)

Net increase (decrease) in net assets from capital share transactions	(14,909,166)	16,997,562	(29,287,358)	396,109,464

INCREASE (DECREASE) IN NET ASSETS	(56,652,234)	(20,705,688)	(219,677,984)	342,128,714

NET ASSETS
Beginning of year	131,536,281	152,241,969	418,133,796	76,005,082

End of year	$74,884,047	$131,536,281	$198,455,812	$418,133,796

Undistributed net investment income included in net assets at end of year	$–	$4,084	$253,385	$1,436,384

SHARES ISSUED AND REDEEMED
Shares sold	1,900,000	5,000,000	11,650,000	30,250,000
Shares redeemed	(2,400,000)	(4,950,000)	(14,550,000)	(11,650,000)

Net increase (decrease) in shares outstanding	(500,000)	50,000	(2,900,000)	18,600,000

See notes to financial statements.

58	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Insurance Index Fund		iShares Dow Jones U.S. Medical Devices Index Fund
	Year ended April 30, 2009	Year ended April 30, 2008	Year ended April 30, 2009	Year ended April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$709,255	$578,432	$228,534	$(180,481)
Net realized gain (loss)	(17,484,543)	259,811	(50,925,165)	24,999,831
Net change in unrealized appreciation (depreciation)	(13,179,098)	(8,612,625)	(107,131,986)	(25,558,344)

Net decrease in net assets resulting from operations	(29,954,386)	(7,774,382)	(157,828,617)	(738,994)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(721,373)	(557,085)	(296,420)	–

Total distributions to shareholders	(721,373)	(557,085)	(296,420)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	27,693,207	51,278,628	321,807,963	564,735,499
Cost of shares redeemed	(14,924,693)	(24,511,183)	(240,192,403)	(392,302,231)

Net increase in net assets from capital share transactions	12,768,514	26,767,445	81,615,560	172,433,268

INCREASE (DECREASE) IN NET ASSETS	(17,907,245)	18,435,978	(76,509,477)	171,694,274

NET ASSETS
Beginning of year	46,257,013	27,821,035	291,411,607	119,717,333

End of year	$28,349,768	$46,257,013	$214,902,130	$291,411,607

Undistributed net investment income included in net assets at end of year	$12,958	$25,076	$–	$65,652

SHARES ISSUED AND REDEEMED
Shares sold	1,000,000	1,050,000	5,650,000	9,700,000
Shares redeemed	(600,000)	(500,000)	(5,400,000)	(6,750,000)

Net increase in shares outstanding	400,000	550,000	250,000	2,950,000

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund		iShares Dow Jones U.S. Oil Equipment & Services Index Fund
	Year ended April 30, 2009	Year ended April 30, 2008	Year ended April 30, 2009	Year ended April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,171,017	$427,430	$890,040	$177,954
Net realized gain (loss)	(15,997,098)	24,536,860	(63,277,408)	36,559,897
Net change in unrealized appreciation (depreciation)	(130,451,004)	23,441,972	(129,585,919)	23,227,587

Net increase (decrease) in net assets resulting from operations	(145,277,085)	48,406,262	(191,973,287)	59,965,438

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,035,783)	(401,290)	(815,531)	(94,801)

Total distributions to shareholders	(1,035,783)	(401,290)	(815,531)	(94,801)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,328,867,906	532,168,774	228,016,090	325,255,426
Cost of shares redeemed	(1,137,372,935)	(355,961,783)	(155,085,295)	(204,906,414)

Net increase in net assets from capital share transactions	191,494,971	176,206,991	72,930,795	120,349,012

INCREASE (DECREASE) IN NET ASSETS	45,182,103	224,211,963	(119,858,023)	180,219,649

NET ASSETS
Beginning of year	289,873,306	65,661,343	314,093,414	133,873,765

End of year	$335,055,409	$289,873,306	$194,235,391	$314,093,414

Undistributed net investment income included in net assets at end of year	$178,030	$42,796	$157,662	$83,153

SHARES ISSUED AND REDEEMED
Shares sold	24,750,000	8,650,000	4,700,000	5,350,000
Shares redeemed	(20,050,000)	(6,000,000)	(3,000,000)	(3,400,000)

Net increase in shares outstanding	4,700,000	2,650,000	1,700,000	1,950,000

See notes to financial statements.

60	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Pharmaceuticals Index Fund		iShares Dow Jones U.S. Regional Banks Index Fund
	Year ended April 30, 2009	Year ended April 30, 2008	Year ended April 30, 2009	Year ended April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,784,350	$869,971	$6,255,501	$3,110,944
Net realized gain (loss)	5,583,932	5,378,180	(41,469,406)	(47,648)
Net change in unrealized appreciation (depreciation)	(16,780,468)	(18,140,927)	(72,459,608)	(25,093,247)

Net decrease in net assets resulting from operations	(9,412,186)	(11,892,776)	(107,673,513)	(22,029,951)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,728,438)	(839,395)	(6,814,494)	(2,341,359)

Total distributions to shareholders	(1,728,438)	(839,395)	(6,814,494)	(2,341,359)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	221,405,748	60,223,563	267,423,978	294,794,706
Cost of shares redeemed	(183,052,332)	(45,097,097)	(220,980,713)	(109,070,372)

Net increase in net assets from capital share transactions	38,353,416	15,126,466	46,443,265	185,724,334

INCREASE (DECREASE) IN NET ASSETS	27,212,792	2,394,295	(68,044,742)	161,353,024

NET ASSETS
Beginning of year	71,462,951	69,068,656	189,069,170	27,716,146

End of year	$98,675,743	$71,462,951	$121,024,428	$189,069,170

Undistributed net investment income included in net assets at end of year	$114,395	$58,483	$346,472	$906,070

SHARES ISSUED AND REDEEMED
Shares sold	4,800,000	1,100,000	10,300,000	7,450,000
Shares redeemed	(3,850,000)	(850,000)	(8,750,000)	(2,800,000)

Net increase in shares outstanding	950,000	250,000	1,550,000	4,650,000

See notes to financial statements.

FINANCIAL STATEMENTS	61

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Aerospace & Defense Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$63.73	$58.60	$50.58

Income from investment operations:
Net investment income[b]	0.49	0.32	0.23
Net realized and unrealized gain (loss)[c]	(24.29)	5.10	8.00

Total from investment operations	(23.80)	5.42	8.23

Less distributions from:
Net investment income	(0.49)	(0.29)	(0.21)
Return of capital	–	(0.00)[d]	–

Total distributions	(0.49)	(0.29)	(0.21)

Net asset value, end of period	$39.44	$63.73	$58.60

Total return	(37.39)%	9.24%	16.33%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$132,140	$328,222	$178,739
Ratio of expenses to average net assets[f]	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets[f]	1.02%	0.50%	0.43%
Portfolio turnover rate[g]	14%	21%	20%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Broker-Dealers Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$41.20	$54.81	$48.41

Income from investment operations:
Net investment income[b]	0.43	0.40	0.16
Net realized and unrealized gain (loss)[c]	(18.32)	(13.69)	6.41

Total from investment operations	(17.89)	(13.29)	6.57

Less distributions from:
Net investment income	(0.47)	(0.32)	(0.17)

Total distributions	(0.47)	(0.32)	(0.17)

Net asset value, end of period	$22.84	$41.20	$54.81

Total return	(43.42)%	(24.35)%	13.59%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$138,160	$273,987	$186,359
Ratio of expenses to average net assets[e]	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	1.55%	0.85%	0.31%
Portfolio turnover rate[f]	59%	73%	44%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Healthcare Providers Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$49.64	$58.55	$49.60

Income from investment operations:
Net investment income (loss)[b]	(0.13)	(0.19)	1.35
Net realized and unrealized gain (loss)[c]	(14.68)	(8.18)	7.91

Total from investment operations	(14.81)	(8.37)	9.26

Less distributions from:
Net investment income	–	(0.54)	(0.31)

Total distributions	–	(0.54)	(0.31)

Net asset value, end of period	$34.83	$49.64	$58.55

Total return	(29.84)%	(14.45)%	18.68%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$74,884	$131,536	$152,242
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets[e]	(0.31)%	(0.33)%	2.51%
Portfolio turnover rate[f]	13%	14%	51%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
f	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Home Construction Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$20.20	$36.19	$49.50

Income from investment operations:
Net investment income[b]	0.19	0.37	0.26
Net realized and unrealized loss[c]	(8.99)	(16.06)	(13.33)

Total from investment operations	(8.80)	(15.69)	(13.07)

Less distributions from:
Net investment income	(0.25)	(0.20)	(0.24)
Return of capital	–	(0.10)	–

Total distributions	(0.25)	(0.30)	(0.24)

Net asset value, end of period	$11.15	$20.20	$36.19

Total return	(43.65)%	(43.39)%	(26.44)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$198,456	$418,134	$76,005
Ratio of expenses to average net assets[e]	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	1.44%	1.83%	0.66%
Portfolio turnover rate[f]	35%	34%	21%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Insurance Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$44.05	$55.64	$49.55

Income from investment operations:
Net investment income[b]	0.55	0.76	0.45
Net realized and unrealized gain (loss)[c]	(24.50)	(11.71)	6.06

Total from investment operations	(23.95)	(10.95)	6.51

Less distributions from:
Net investment income	(0.55)	(0.64)	(0.42)

Total distributions	(0.55)	(0.64)	(0.42)

Net asset value, end of period	$19.55	$44.05	$55.64

Total return	(54.66)%	(19.82)%	13.20%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$28,350	$46,257	$27,821
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.06%	1.54%	0.89%
Portfolio turnover rate[f]	25%	10%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Medical Devices Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$56.58	$54.42	$49.43

Income from investment operations:
Net investment income (loss)[b]	0.03	(0.04)	(0.09)
Net realized and unrealized gain (loss)[c]	(16.77)	2.20	5.08

Total from investment operations	(16.74)	2.16	4.99

Less distributions from:
Net investment income	(0.04)	–	–
Return of capital	–	–	(0.00)[d]

Total distributions	(0.04)	–	(0.00)[d]

Net asset value, end of period	$39.80	$56.58	$54.42

Total return	(29.58)%	3.97%	10.10%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$214,902	$291,412	$119,717
Ratio of expenses to average net assets[f]	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets[f]	0.07%	(0.08)%	(0.18)%
Portfolio turnover rate[g]	26%	30%	23%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

  iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$75.29	$54.72	$50.80

Income from investment operations:
Net investment income[b]	0.24	0.18	0.14
Net realized and unrealized gain (loss)[c]	(36.12)	20.55	3.90

Total from investment operations	(35.88)	20.73	4.04

Less distributions from:
Net investment income	(0.22)	(0.16)	(0.12)

Total distributions	(0.22)	(0.16)	(0.12)

Net asset value, end of period	$39.19	$75.29	$54.72

Total return	(47.69)%	37.95%	7.97%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$335,055	$289,873	$65,661
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	0.47%	0.28%	0.29%
Portfolio turnover rate[f]	19%	15%	21%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Oil Equipment & Services Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$69.03	$51.49	$51.16

Income from investment operations:
Net investment income[b]	0.16	0.04	0.09
Net realized and unrealized gain (loss)[c]	(37.97)	17.53	0.33

Total from investment operations	(37.81)	17.57	0.42

Less distributions from:
Net investment income	(0.14)	(0.03)	(0.07)
Return of capital	–	–	(0.02)

Total distributions	(0.14)	(0.03)	(0.09)

Net asset value, end of period	$31.08	$69.03	$51.49

Total return	(54.76)%	34.13%	0.85%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$194,235	$314,093	$133,874
Ratio of expenses to average net assets[e]	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	0.37%	0.07%	0.20%
Portfolio turnover rate[f]	28%	21%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Pharmaceuticals Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$49.28	$57.56	$49.80

Income from investment operations:
Net investment income[b]	0.80	0.60	0.53
Net realized and unrealized gain (loss)[c]	(8.18)	(8.30)	7.71

Total from investment operations	(7.38)	(7.70)	8.24

Less distributions from:
Net investment income	(0.79)	(0.58)	(0.48)

Total distributions	(0.79)	(0.58)	(0.48)

Net asset value, end of period	$41.11	$49.28	$57.56

Total return	(15.13)%	(13.43)%	16.65%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$98,676	$71,463	$69,069
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	1.76%	1.12%	1.01%
Portfolio turnover rate[f]	27%	21%	21%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Regional Banks Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$36.36	$50.39	$49.34

Income from investment operations:
Net investment income[b]	1.05	1.55	1.43
Net realized and unrealized gain (loss)[c]	(18.34)	(14.32)	1.08

Total from investment operations	(17.29)	(12.77)	2.51

Less distributions from:
Net investment income	(1.14)	(1.26)	(1.46)

Total distributions	(1.14)	(1.26)	(1.46)

Net asset value, end of period	$17.93	$36.36	$50.39

Total return	(48.35)%	(25.69)%	5.11%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$121,024	$189,069	$27,716
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	4.20%	4.00%	2.87%
Portfolio turnover rate[f]	19%	14%	13%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares Dow Jones U.S. Aerospace & Defense, iShares Dow Jones U.S. Broker-Dealers, iShares Dow Jones U.S. Healthcare Providers, iShares Dow Jones U.S. Home Construction, iShares Dow Jones U.S. Insurance, iShares Dow Jones U.S. Medical Devices, iShares Dow Jones U.S. Oil & Gas Exploration & Production, iShares Dow Jones U.S. Oil Equipment & Services, iShares Dow Jones U.S. Pharmaceuticals and iShares Dow Jones U.S. Regional Banks Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”). Effective May 1, 2008, the Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” This standard establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

72	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. However, the determination of what constitutes an “observable” input may require significant judgment by the Funds. The Funds consider observable inputs to be market data that is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities and certain U.S. government securities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 Prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 Prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

As of April 30, 2009, the value of each of the Funds’ investments was classified as a Level 1 Price.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

As of April 30, 2009, the tax year-end of the Funds, the components of net accumulated losses on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Depreciation	Capital and Other Losses	Net Accumulated Losses
Dow Jones U.S. Aerospace & Defense	$135,696	$(102,877,027)	$(19,852,312)	$(122,593,643)
Dow Jones U.S. Broker-Dealers	105,824	(57,389,778)	(55,704,171)	(112,988,125)
Dow Jones U.S. Healthcare Providers	–	(59,199,950)	(9,234,259)	(68,434,209)
Dow Jones U.S. Home Construction	253,385	(60,314,572)	(166,054,947)	(226,116,134)
Dow Jones U.S. Insurance	12,958	(22,524,956)	(13,227,376)	(35,739,374)
Dow Jones U.S. Medical Devices	–	(136,742,541)	(17,857,632)	(154,600,173)
Dow Jones U.S. Oil & Gas Exploration & Production	178,030	(115,792,089)	(10,081,421)	(125,695,480)
Dow Jones U.S. Oil Equipment & Services	157,662	(111,598,870)	(60,518,798)	(171,960,006)
Dow Jones U.S. Pharmaceuticals	114,395	(31,027,707)	(1,518,254)	(32,431,566)
Dow Jones U.S. Regional Banks	346,472	(101,346,707)	(26,299,379)	(127,299,614)

For the years ended April 30, 2009 and April 30, 2008, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended April 30, 2009.

74	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

From November 1, 2008 to April 30, 2009, the Funds incurred net realized capital losses. As permitted by tax regulations, the Funds have elected to defer those losses and treat them as arising in the year ending April 30, 2010, as follows:

iShares Index Fund	Deferred Net Realized Capital Losses
Dow Jones U.S. Aerospace & Defense	$9,776,711
Dow Jones U.S. Broker-Dealers	16,607,554
Dow Jones U.S. Healthcare Providers	6,782,440
Dow Jones U.S. Home Construction	137,060,692
Dow Jones U.S. Insurance	1,227,722
Dow Jones U.S. Medical Devices	11,196,865

iShares Index Fund	Deferred Net Realized Capital Losses
Dow Jones U.S. Oil & Gas
Exploration & Production	$ 7,959,136
Dow Jones U.S. Oil Equipment & Services	57,721,400
Dow Jones U.S. Pharmaceuticals	559,813
Dow Jones U.S. Regional Banks	11,896,217

The Funds had tax basis net capital loss carryforwards as of April 30, 2009, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2015	Expiring 2016	Expiring 2017	Total
Dow Jones U.S. Aerospace & Defense	$218,173	$257,417	$9,600,011	$ 10,075,601
Dow Jones U.S. Broker-Dealers	203,587	7,089,008	31,804,022	39,096,617
Dow Jones U.S. Healthcare Providers	142,089	797,034	1,512,696	2,451,819
Dow Jones U.S. Home Construction	–	4,410,404	24,583,851	28,994,255
Dow Jones U.S. Insurance	83,550	25,936	11,890,168	11,999,654
Dow Jones U.S. Medical Devices	42,150	610,958	6,007,659	6,660,767
Dow Jones U.S. Oil & Gas Exploration & Production	115,443	413,565	1,593,277	2,122,285
Dow Jones U.S. Oil Equipment & Services	64,599	715,492	2,017,307	2,797,398
Dow Jones U.S. Pharmaceuticals	50,522	818,343	89,576	958,441
Dow Jones U.S. Regional Banks	47,538	94,893	14,260,731	14,403,162

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

For the year ended April 30, 2009, the Funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the year ended April 30, 2009 are disclosed in the Funds’ Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2009, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Dow Jones U.S. Aerospace & Defense	$236,014,398	$–	$(102,877,027)	$(102,877,027)
Dow Jones U.S. Broker-Dealers	209,806,817	–	(57,389,778)	(57,389,778)
Dow Jones U.S. Healthcare Providers	134,305,768	–	(59,199,950)	(59,199,950)
Dow Jones U.S. Home Construction	297,645,140	–	(60,314,572)	(60,314,572)
Dow Jones U.S. Insurance	50,952,123	–	(22,524,956)	(22,524,956)
Dow Jones U.S. Medical Devices	370,580,815	–	(136,742,541)	(136,742,541)
Dow Jones U.S. Oil & Gas Exploration & Production	459,042,492	–	(115,792,089)	(115,792,089)
Dow Jones U.S. Oil Equipment & Services	309,079,776	–	(111,598,870)	(111,598,870)
Dow Jones U.S. Pharmaceuticals	136,436,125	–	(31,027,707)	(31,027,707)
Dow Jones U.S. Regional Banks	226,880,998	–	(101,346,707)	(101,346,707)

Management has reviewed the tax positions as of April 30, 2009, inclusive of the prior three open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, Barclays Global Fund Advisors (“BGFA”) manages the investment of each Fund’s assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses (“Covered Expenses”) of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to the Funds, BGFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Funds and certain other iShares Funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Trust. As compensation for its services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. These fees and expenses are Covered Expenses as defined above.

SEI Investments Distribution Co. (“SEI”) serves as each Fund’s underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Trust. SEI does not receive a fee from the Funds for its distribution services.

76	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds are permitted to lend portfolio securities to Barclays Capital Inc. (“BarCap”). Pursuant to the same exemptive order, Barclays Global Investors, N.A. (“BGI”) serves as securities lending agent for the Funds. BarCap and BGI are affiliates of BGFA, the Funds’ investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended April 30, 2009, BGI earned securities lending agent fees as follows:

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Aerospace & Defense	$ 75,490
Dow Jones U.S. Broker-Dealers	464,730
Dow Jones U.S. Healthcare Providers	20,387
Dow Jones U.S. Home Construction	1,592,076
Dow Jones U.S. Insurance	3,609
Dow Jones U.S. Medical Devices	280,540

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Oil & Gas Exploration & Production	$ 50,314
Dow Jones U.S. Oil Equipment & Services	21,767
Dow Jones U.S. Pharmaceuticals	58,301
Dow Jones U.S. Regional Banks	267,078

Cross trades for the year ended April 30, 2009, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest in certain money market funds managed by BGFA, the Funds’ investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. These money market funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statements of Operations. Income distributions earned by the Funds from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended April 30, 2009, the iShares Dow Jones U.S. Home Construction Index Fund had direct investments (exclusive of short-term investments) in issuers of which BGFA is an affiliate or issuers of which the Fund owns 5% or more of the outstanding voting securities as follows:

Name of Affiliated Issuer	Number of Shares Held Beginning of Year (in 000s)	Gross Additions (in 000s)	Gross Reductions (in 000s)	Number of Shares Held End of Year (in 000s)	Value at End of Year	Dividend Income	Net Realized Loss

Beazer Homes USA Inc.	2,103	1,547	3,650	–	$–	$–	$(19,333,194)

Cavco Industries Inc.	479	256	430	305	7,138,347	–	(1,619,089)

M/I Homes Inc.	912	461	896	477	7,290,875	21,246	(1,318,302)

Palm Harbor Homes Inc.	1,439	814	2,253	–	–	–	(10,413,999)

Skyline Corp.	505	294	472	327	6,788,868	312,752	(2,516,110)

Standard-Pacific Corp.	4,339	5,789	6,774	3,354	6,272,608	–	(2,625,723)

WCI Communities Inc.	3,374	–	3,374	–	–	–	(14,136,560)

Woodbridge Holdings Corp. Class Aa	7,036	5,125	12,161	–	–	–	(19,070,661)

					$27,490,698	$333,998	$(71,033,638)

[a]	Prior to a name change on May 27, 2008, this security was known as Levitt Corp. Class A.

Certain trustees and officers of the Trust are also officers of BGI and/or BGFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2009 were as follows:

iShares Index Fund	Purchases	Sales
Dow Jones U.S. Aerospace & Defense	$36,051,548	$30,271,383
Dow Jones U.S. Broker-Dealers	95,094,222	104,758,144
Dow Jones U.S. Healthcare Providers	13,271,858	12,930,588
Dow Jones U.S. Home Construction	91,193,973	90,428,151
Dow Jones U.S. Insurance	10,695,353	8,514,956
Dow Jones U.S. Medical Devices	79,837,852	81,004,620
Dow Jones U.S. Oil & Gas Exploration & Production	50,234,157	50,504,499
Dow Jones U.S. Oil Equipment & Services	74,591,292	70,235,075
Dow Jones U.S. Pharmaceuticals	28,534,201	27,124,146
Dow Jones U.S. Regional Banks	29,243,326	29,596,839

78	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended April 30, 2009 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Dow Jones U.S. Aerospace & Defense	$48,561,322	$118,789,688
Dow Jones U.S. Broker-Dealers	910,590,093	927,798,433
Dow Jones U.S. Healthcare Providers	82,525,143	97,425,189
Dow Jones U.S. Home Construction	167,217,622	197,548,617
Dow Jones U.S. Insurance	27,608,901	14,822,946
Dow Jones U.S. Medical Devices	321,401,146	238,455,968
Dow Jones U.S. Oil & Gas Exploration & Production	1,327,433,564	1,135,394,047
Dow Jones U.S. Oil Equipment & Services	227,204,029	154,266,865
Dow Jones U.S. Pharmaceuticals	220,775,604	182,521,712
Dow Jones U.S. Regional Banks	266,296,069	219,969,591

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in the relevant Fund’s underlying index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Statements of Assets and Liabilities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2009, the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BGFA. The market value of the securities on loan as of April 30, 2009 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

6. SUBSEQUENT EVENT

On June 16, 2009, Barclays PLC (“Barclays”), the ultimate parent company of BGFA, accepted a binding offer and entered into an agreement to sell its interests in BGI, BGFA and certain affiliated companies to BlackRock, Inc. (the “BlackRock Transaction”). The BlackRock Transaction is subject to certain regulatory approvals, as well as other conditions to closing. The previously announced agreement, providing for the sale by Barclays of its interests in BGFA and certain affiliated companies to a holding company of CVC Capital Partners Group SICAV-FIS S.A. was terminated in connection with the BlackRock Transaction.

Under the 1940 Act, completion of the BlackRock Transaction will cause the automatic termination of each Fund’s current investment advisory agreement with BGFA. In order for the management of each Fund to continue uninterrupted, the Board will be asked to approve a new investment advisory agreement for each Fund. If approved by the Board, the new investment advisory agreement will be submitted to the shareholders of each Fund for their approval.

80	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund and iShares Dow Jones U.S. Regional Banks Index Fund (the “Funds”), at April 30, 2009, the results of each of their operations and the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	81

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by certain Funds during the fiscal year ended April 30, 2009 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Aerospace & Defense	100.00%
Dow Jones U.S. Broker-Dealers	99.55
Dow Jones U.S. Home Construction	54.80
Dow Jones U.S. Insurance	100.00
Dow Jones U.S. Medical Devices	100.00

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Oil & Gas Exploration & Production	100.00%
Dow Jones U.S. Oil Equipment & Services	100.00
Dow Jones U.S. Pharmaceuticals	100.00
Dow Jones U.S. Regional Banks	97.21

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), certain Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2009:

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Aerospace & Defense	$2,113,801
Dow Jones U.S. Broker-Dealers	2,293,581
Dow Jones U.S. Home Construction	2,923,587
Dow Jones U.S. Insurance	721,373
Dow Jones U.S. Medical Devices	296,420

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Oil & Gas Exploration & Production	$1,035,783
Dow Jones U.S. Oil Equipment & Services	815,531
Dow Jones U.S. Pharmaceuticals	1,728,438
Dow Jones U.S. Regional Banks	6,014,745

In January 2010, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2009. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

82	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. Aerospace & Defense Index Fund

Period Covered: July 1, 2006 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	2	0.29%
Greater than 0.5% and Less than 1.0%	9	1.30
Between 0.5% and –0.5%	666	96.54
Less than –0.5% and Greater than –1.0%	4	0.58
Less than –1.0% and Greater than –1.5%	1	0.14
Less than –1.5% and Greater than –2.0%	1	0.14
Less than –2.0% and Greater than –2.5%	2	0.29
Less than –2.5%	5	0.72

	690	100.00%

SUPPLEMENTAL INFORMATION	83

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Broker-Dealers Index Fund

Period Covered: July 1, 2006 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.43%
Greater than 2.0% and Less than 2.5%	1	0.14
Greater than 1.5% and Less than 2.0%	4	0.58
Greater than 1.0% and Less than 1.5%	1	0.14
Greater than 0.5% and Less than 1.0%	19	2.75
Between 0.5% and –0.5%	643	93.22
Less than –0.5% and Greater than –1.0%	8	1.16
Less than –1.0% and Greater than –1.5%	1	0.14
Less than –1.5% and Greater than –2.0%	1	0.14
Less than –2.0%	9	1.30

	690	100.00%

iShares Dow Jones U.S. Healthcare Providers Index Fund

Period Covered: July 1, 2006 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	4	0.58%
Greater than 1.5% and Less than 2.0%	2	0.29
Greater than 1.0% and Less than 1.5%	5	0.72
Greater than 0.5% and Less than 1.0%	5	0.72
Between 0.5% and –0.5%	668	96.83
Less than –0.5% and Greater than –1.0%	5	0.72
Less than –1.0% and Greater than –1.5%	1	0.14

	690	100.00%

iShares Dow Jones U.S. Home Construction Index Fund

Period Covered: July 1, 2006 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	10	1.45%
Greater than 1.5% and Less than 2.0%	2	0.29
Greater than 1.0% and Less than 1.5%	12	1.74
Greater than 0.5% and Less than 1.0%	15	2.17
Between 0.5% and –0.5%	619	89.72
Less than –0.5% and Greater than –1.0%	23	3.33
Less than –1.0% and Greater than –1.5%	2	0.29
Less than –1.5% and Greater than –2.0%	3	0.43
Less than –2.0%	4	0.58

	690	100.00%

84	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Insurance Index Fund

Period Covered: July 1, 2006 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.14%
Greater than 2.5% and Less than 3.0%	2	0.29
Greater than 2.0% and Less than 2.5%	1	0.14
Greater than 1.5% and Less than 2.0%	3	0.43
Greater than 1.0% and Less than 1.5%	6	0.87
Greater than 0.5% and Less than 1.0%	14	2.03
Between 0.5% and –0.5%	651	94.38
Less than –0.5% and Greater than –1.0%	5	0.72
Less than –1.0% and Greater than –1.5%	3	0.43
Less than –1.5% and Greater than –2.0%	1	0.14
Less than –2.0%	3	0.43

	690	100.00%

iShares Dow Jones U.S. Medical Devices Index Fund

Period Covered: July 1, 2006 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.14%
Greater than 3.0% and Less than 3.5%	1	0.14
Greater than 2.5% and Less than 3.0%	1	0.14
Greater than 2.0% and Less than 2.5%	1	0.14
Greater than 1.5% and Less than 2.0%	1	0.14
Greater than 1.0% and Less than 1.5%	2	0.29
Greater than 0.5% and Less than 1.0%	6	0.87
Between 0.5% and –0.5%	673	97.57
Less than –0.5% and Greater than –1.0%	2	0.29
Less than –1.0% and Greater than –1.5%	1	0.14
Less than –1.5% and Greater than –2.0%	1	0.14

	690	100.00%

SUPPLEMENTAL INFORMATION	85

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

Period Covered: July 1, 2006 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.29%
Greater than 1.5% and Less than 2.0%	2	0.29
Greater than 1.0% and Less than 1.5%	6	0.87
Greater than 0.5% and Less than 1.0%	4	0.58
Between 0.5% and –0.5%	665	96.38
Less than –0.5% and Greater than –1.0%	7	1.01
Less than –1.0% and Greater than –1.5%	2	0.29
Less than –1.5%	2	0.29

	690	100.00%

iShares Dow Jones U.S. Oil Equipment & Services Index Fund

Period Covered: July 1, 2006 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.14%
Greater than 1.5% and Less than 2.0%	2	0.29
Greater than 1.0% and Less than 1.5%	2	0.29
Greater than 0.5% and Less than 1.0%	18	2.61
Between 0.5% and –0.5%	656	95.09
Less than –0.5% and Greater than –1.0%	8	1.16
Less than –1.0% and Greater than –1.5%	1	0.14
Less than –1.5% and Greater than –2.0%	1	0.14
Less than –2.0% and Greater than –2.5%	1	0.14

	690	100.00%

86	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Pharmaceuticals Index Fund

Period Covered: July 1, 2006 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	5	0.72%
Greater than 2.0% and Less than 2.5%	1	0.14
Greater than 1.5% and Less than 2.0%	2	0.29
Greater than 1.0% and Less than 1.5%	3	0.43
Greater than 0.5% and Less than 1.0%	11	1.59
Between 0.5% and –0.5%	657	95.25
Less than –0.5% and Greater than –1.0%	7	1.01
Less than –1.0% and Greater than –1.5%	1	0.14
Less than –1.5% and Greater than –2.0%	2	0.29
Less than –2.0%	1	0.14

	690	100.00%

iShares Dow Jones U.S. Regional Banks Index Fund

Period Covered: July 1, 2006 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	8	1.16%
Greater than 2.5% and Less than 3.0%	1	0.14
Greater than 2.0% and Less than 2.5%	2	0.29
Greater than 1.5% and Less than 2.0%	3	0.43
Greater than 1.0% and Less than 1.5%	3	0.43
Greater than 0.5% and Less than 1.0%	10	1.45
Between 0.5% and –0.5%	652	94.53
Less than –0.5% and Greater than –1.0%	4	0.58
Less than –1.0% and Greater than –1.5%	2	0.29
Less than –1.5% and Greater than –2.0%	1	0.14
Less than –2.0% and Greater than –2.5%	1	0.14
Less than –2.5% and Greater than –3.0%	1	0.14
Less than –3.0% and Greater than –3.5%	1	0.14
Less than –3.5%	1	0.14

	690	100.00%

SUPPLEMENTAL INFORMATION	87

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

iShares Trust, iShares, Inc., Barclays Global Investors Funds (“BGIF”) and Master Investment Portfolio (“MIP”) are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of iShares Trust also serves as a Director for iShares, Inc. and oversees 177 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and oversees an additional 26 portfolios within the fund complex.

The address of each Trustee and Officer is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, California 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Lee T. Kranefuss, 47	Trustee and Chairman (since 2003).	Global Chief Executive Officer (since 2008) of iShares/Intermediary Groups of BGI; Chief Executive Officer (2005-2008) of iShares Intermediary Index and Market Group of BGI; Chief Executive Officer (2003-2005) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director (since 2005) of BGFA; Director, President and Chief Executive Officer (since 2005) of Barclays Global Investors International, Inc.; Director and Chairman (since 2005) of Barclays Global Investors Services.	Director (since 2003) of iShares, Inc; Trustee (since 2001) of BGIF and MIP.

*John E. Martinez, 47	Trustee (since 2003).	Director (since 2005) of Real Estate Equity Exchange.	Director (since 2003) of iShares, Inc.; Chairman (since 2007) of Independent Review Committee, Canadian iShares Funds.

*	Lee T. Kranefuss and John E. Martinez are deemed to be “interested persons” (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds’ investment adviser; BGI, the parent company of BGFA; and Barclays Global Investors Services, an affiliate of BGFA and BGI.

88	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker, 70	Trustee (since 2000); Lead Independent Trustee (since 2006).	Dean Witter Distinguished Professor of Finance (since 1994), Emeritus, Stanford University: Graduate School of Business.	Director (since 2002) of iShares, Inc.; Lead Independent Director (since 2006) of iShares, Inc.; Director (since 1996) of Continental Airlines, Inc.; Director (since 1995) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2004) of Threshold Pharmaceuticals; Director (since 2007) of NETGEAR, Inc.

Darrell Duffie, 54	Trustee (since 2008).	Professor (since 1984) of Stanford University: Graduate School of Business.	Director (since 2008) of iShares, Inc.; Director (since 2008) of Moody’s Corp.

Cecilia H. Herbert, 60	Trustee (since 2005).	Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco; Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee (2004-2005) of Pacific Select Funds; Trustee (since 2005) and Chair (since 2006) of the Finance and Investment Committees of the Thacher School.	Director (since 2005) of iShares, Inc.

Charles A. Hurty, 65	Trustee (since 2005).	Retired. Partner, KPMG LLP (1968-2001).	Director (since 2005) of iShares, Inc.; Director (since 2002) of GMAM Absolute Return Strategy Fund (1 portfolio); Director (since 2002) of Citigroup Alternative Investments Multi- Adviser Hedge Fund Portfolios LLC (1 portfolio); Director (since 2005) of CSFB Alternative Investments Fund (6 portfolios).

John E. Kerrigan, 53	Trustee (since 2005).	Chief Investment Officer (since 2002) of Santa Clara University.	Director (since 2005) of iShares, Inc.

TRUSTEE AND OFFICER INFORMATION	89

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert H. Silver, 53	Trustee (since 2007).	President and Co-Founder (since 2006) of The Bravitas Group, Inc.; Member (since 2006) of Non-Investor Advisory Board of Russia Partners II, LP; Director and member (2006-2009) of the Audit and Compensation Committee of EPAM Systems, Inc.; President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer (1999-2005) of UBS Services USA, LLC; Managing Director (2000-2005) of UBS America, Inc.; Director and Vice Chairman (since 2001) of the YMCA of Greater NYC; Broadway Producer (since 2006); Co-Founder and Vice President (since 2008) of Parentgiving Inc.	Director (since 2007) of iShares, Inc.

Officers
Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held

Michael A. Latham, 43	President (since 2007).	Head (since 2007) of Americas iShares, BGI; Chief Operating Officer (2003-2007) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director and Chief Financial Officer (since 2005) of Barclays Global Investors International, Inc.	None.

90	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Geoffrey D. Flynn, 52	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer (since 2008) of U.S. iShares, BGI; Director (2007-2008) of Mutual Fund Operations of BGI; President (2003-2007) of Van Kampen Investors Services; Managing Director (2002-2007) of Morgan Stanley; President (2002-2007) of Morgan Stanley Trust, FSB.	None.

Jack Gee, 49	Treasurer and Chief Financial Officer (since 2008).	Director (since 2004) of Fund Administration of Intermediary Investor Business of BGI; Treasurer and Chief Financial Officer (2004) of Parnassus Investments.	None.

Eilleen M. Clavere, 56	Secretary (since 2007).	Director (since 2006) of Legal Administration of Intermediary Investor Business of BGI; Legal Counsel and Vice President (2005-2006) of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc.; Counsel (2001-2005) of Kirkpatrick & Lockhart LLP.	None.

Ira P. Shapiro, 46	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel (since 2004) of BGI; First Vice President (1993-2004) of Merrill Lynch Investment Managers.	None.

Amy Schioldager, 46	Executive Vice President (since 2007).	Global Head (since 2008) of Index Equity, BGI; Global Head (2006-2008) of U.S. Indexing, BGI; Head (2001-2006) of Domestic Equity Portfolio Management, BGI.	None.

TRUSTEE AND OFFICER INFORMATION	91

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Patrick O’Connor, 41	Vice President (since 2007).	Head (since 2006) of iShares Portfolio Management, BGI; Senior Portfolio Manager (1999-2006) of BGI.	None.

Lee Sterne, 43	Vice President (since 2007).	Head (since 2007) of U.S. Fixed Income Index and iShares, BGI; Senior Portfolio Manager (2004-2007) of BGI; Portfolio Manager (2001-2004) of BGI.	None.

Matt Tucker, 36	Vice President (since 2007).	Director(since 2009) of Fixed Income Investment Strategy, BGI; Head (2005- 2008) of U.S. Fixed Income Investment Solutions, BGI; Fixed Income Investment Strategist (2003-2005) of BGI.	None.

92	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call

1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares S&P Domestic Index Funds

iShares S&P 1500 (ISI)

iShares S&P 100 (OEF)

iShares S&P 500 (IVV)

iShares S&P 500 Growth (IVW)

iShares S&P 500 Value (IVE)

iShares S&P MidCap 400 (IJH)

iShares S&P MidCap 400 Growth (IJK)

iShares S&P MidCap 400 Value (IJJ)

iShares S&P SmallCap 600 (IJR)

iShares S&P SmallCap 600 Growth (IJT)

iShares S&P SmallCap 600 Value (IJS)

iShares S&P North American Natural Resources Sector (IGE)

iShares S&P North American Technology-Multimedia Networking (IGN)

iShares S&P North American Technology- Semiconductors (IGW)

iShares S&P North American Technology- Software (IGV)

iShares S&P North American Technology Sector (IGM)

iShares Domestic Sector Index Funds

iShares Cohen & Steers Realty Majors (ICF)

iShares Dow Jones U.S. Basic Materials Sector (IYM)

iShares Dow Jones U.S. Consumer Services Sector (IYC)

iShares Dow Jones U.S. Consumer Goods Sector (IYK)

iShares Dow Jones U.S. Energy Sector (IYE)

iShares Dow Jones U.S. Financial Sector (IYF)

iShares Dow Jones U.S. Financial Services (IYG)

iShares Dow Jones U.S. Healthcare Sector (IYH)

iShares Dow Jones U.S. Industrial Sector (IYJ)

iShares Dow Jones U.S. Real Estate (IYR)

iShares Dow Jones U.S. Technology Sector (IYW)

iShares Dow Jones U.S. Telecommunications Sector (IYZ)

iShares Dow Jones Transportation Average (IYT)

iShares Dow Jones U.S. Utilities Sector (IDU)

iShares Dow Jones U.S. (IYY)

iShares Nasdaq Biotechnology (IBB)

iShares Domestic Subsector Index Funds

iShares Dow Jones U.S. Aerospace & Defense (ITA)

iShares Dow Jones U.S. Broker-Dealers (IAI)

iShares Dow Jones U.S. Healthcare Providers (IHF)

iShares Dow Jones U.S. Home Construction (ITB)

iShares Dow Jones U.S. Insurance (IAK)

iShares Dow Jones U.S. Medical Devices (IHI)

iShares Dow Jones U.S. Oil & Gas Exploration & Production (IEO)

iShares Dow Jones U.S. Oil Equipment & Services (IEZ)

iShares Dow Jones U.S. Pharmaceuticals (IHE)

iShares Dow Jones U.S. Regional Banks (IAT)

iShares FTSE NAREIT Industrial/Office Capped (FIO)

iShares FTSE NAREIT Mortgage Plus Capped (REM)

iShares FTSE NAREIT Real Estate 50 (FTY)

iShares FTSE NAREIT Residential Plus Capped (REZ)

iShares FTSE NAREIT Retail Capped (RTL)

iShares Global Index Funds

iShares S&P Global 100 (IOO)

iShares S&P Global Clean Energy (ICLN)

iShares S&P Global Consumer Discretionary Sector (RXI)

iShares S&P Global Consumer Staples Sector (KXI)

iShares S&P Global Energy Sector (IXC)

iShares S&P Global Financials Sector (IXG)

iShares S&P Global Healthcare Sector (IXJ)

iShares S&P Global Industrials Sector (EXI)

iShares S&P Global Infrastructure (IGF)

iShares S&P Global Materials Sector (MXI)

iShares S&P Global Nuclear Energy (NUCL)

iShares S&P Global Technology Sector (IXN)

iShares S&P Global Telecommunications Sector (IXP)

iShares S&P Global Timber & Forestry (WOOD)

iShares S&P Global Utilities Sector (JXI)

iShares Russell Index Funds

iShares Russell 3000 (IWV)

iShares Russell 3000 Growth (IWZ)

iShares Russell 3000 Value (IWW)

iShares Russell 1000 (IWB)

iShares Russell 1000 Growth (IWF)

iShares Russell 1000 Value (IWD)

iShares Russell Midcap (IWR)

iShares Russell Midcap Growth (IWP)

iShares Russell Midcap Value (IWS)

iShares Russell 2000 (IWM)

iShares Russell 2000 Growth (IWO)

iShares Russell 2000 Value (IWN)

iShares Russell Microcap (IWC)

iShares International Country Index Funds

iShares FTSE China (HK Listed) (FCHI)

iShares FTSE/Xinhua China 25 (FXI)

iShares MSCI Australia (EWA)

iShares MSCI Austria Investable Market (EWO)

iShares MSCI Belgium Investable Market (EWK)

iShares MSCI Brazil (EWZ)

iShares MSCI Canada (EWC)

iShares MSCI Chile Investable Market (ECH)

iShares MSCI France (EWQ)

iShares MSCI Germany (EWG)

iShares MSCI Hong Kong (EWH)

iShares MSCI Israel Capped Investable Market (EIS)

iShares MSCI Italy (EWI)

iShares MSCI Japan (EWJ)

iShares MSCI Japan Small Cap (SCJ)

iShares MSCI Malaysia (EWM)

iShares MSCI Mexico Investable Market (EWW)

iShares MSCI Netherlands Investable Market (EWN)

iShares MSCI Singapore (EWS)

iShares MSCI South Africa (EZA)

iShares MSCI South Korea (EWY)

iShares MSCI Spain (EWP)

iShares MSCI Sweden (EWD)

iShares MSCI Switzerland (EWL)

iShares MSCI Taiwan (EWT)

iShares MSCI Thailand Investable Market (THD)

iShares MSCI Turkey Investable Market (TUR)

iShares MSCI United Kingdom (EWU)

iShares S&P/TOPIX 150 (ITF)

iShares Bond Funds

iShares Barclays Aggregate (AGG)

iShares Barclays MBS (MBB)

iShares Barclays Short Treasury (SHV)

iShares Barclays 1-3 Year Treasury (SHY)

iShares Barclays 3-7 Year Treasury (IEI)

iShares Barclays 7-10 Year Treasury (IEF)

iShares Barclays 10-20 Year Treasury (TLH)

iShares Barclays 20+ Year Treasury (TLT)

iShares Barclays TIPS (TIP)

iShares Barclays Agency (AGZ)

iShares Barclays Credit (CFT)

iShares Barclays 1-3 Year Credit (CSJ)

iShares Barclays Intermediate Credit (CIU)

iShares iBoxx $ Investment Grade Corporate (LQD)

iShares iBoxx $ High Yield Corporate (HYG)

iShares Barclays Government/Credit (GBF)

iShares Barclays Intermediate Government/Credit (GVI)

iShares S&P National Municipal (MUB)

iShares S&P Short Term National Municipal (SUB)

iShares S&P California Municipal (CMF)

iShares S&P New York Municipal (NYF)

iShares JPMorgan USD Emerging Markets (EMB)

iShares S&P/Citigroup International Treasury (IGOV)

iShares S&P/Citigroup 1-3 Year International Treasury (ISHG)

iShares Specialty Index Funds

iShares KLD 400 Social (DSI)

iShares KLD Select SocialSM (KLD)

iShares Dow Jones Select Dividend (DVY)

iShares Dow Jones EPAC Select Dividend (IDV)

iShares S&P U.S. Preferred Stock (PFF)

iShares International Index Funds

iShares FTSE Developed Small Cap ex-North America (IFSM)

iShares FTSE EPRA/NAREIT Developed Asia (IFAS)

iShares FTSE EPRA/NAREIT Developed Europe (IFEU)

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. (IFGL)

iShares FTSE EPRA/NAREIT North America (IFNA)

iShares MSCI ACWI (ACWI)

iShares MSCI ACWI ex US (ACWX)

iShares MSCI All Country Asia ex Japan (AAXJ)

iShares MSCI BRIC (BKF)

iShares MSCI EAFE (EFA)

iShares MSCI EAFE Growth (EFG)

iShares MSCI EAFE Value (EFV)

iShares MSCI EAFE Small Cap (SCZ)

iShares MSCI Emerging Markets (EEM)

iShares MSCI EMU (EZU)

iShares MSCI Kokusai (TOK)

iShares MSCI Pacific ex-Japan (EPP)

iShares S&P Asia 50 (AIA)

iShares S&P Developed ex-U.S. Property (WPS)

iShares S&P Europe 350 (IEV)

iShares S&P Latin America 40 (ILF)

iSHARES FAMILY OF FUNDS	93

The iShares® Family of Funds (Continued)

iShares Morningstar Index Funds

iShares Morningstar Large Core (JKD)

iShares Morningstar Large Growth (JKE)

iShares Morningstar Large Value (JKF)

iShares Morningstar Mid Core (JKG)

iShares Morningstar Mid Growth (JKH)

iShares Morningstar Mid Value (JKI)

iShares Morningstar Small Core (JKJ)

iShares Morningstar Small Growth (JKK)

iShares Morningstar Small Value (JKL)

iShares NYSE Index Funds

iShares NYSE Composite (NYC)

iShares NYSE 100 (NY)

iShares S&P Allocation Funds

iShares S&P Conservative (AOK)

iShares S&P Moderate (AOM)

iShares S&P Growth (AOR)

iShares S&P Aggressive (AOA)

iShares S&P Target Date Index Funds

iShares S&P Target Date Retirement Income (TGR)

iShares S&P Target Date 2010 (TZD)

iShares S&P Target Date 2015 (TZE)

iShares S&P Target Date 2020 (TZG)

iShares S&P Target Date 2025 (TZI)

iShares S&P Target Date 2030 (TZL)

iShares S&P Target Date 2035 (TZO)

iShares S&P Target Date 2040 (TZV)

iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, J.P. Morgan Securities Inc., KLD Research & Analytics, Inc., MSCI Inc., Morningstar Inc., The NASDAQ Stock Market, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Frank Russell Company, or Standard & Poor’s, nor are they sponsored or endorsed by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above except Barclays Capital, which is an affiliate of BGI. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage REITs or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Global Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT, and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “Xinhua” is a trade- and servicemark of Xinhua Financial Network Limited. “NAREIT®” is a trademark of NAREIT; “EPRA®” is a trademark of EPRA.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2009 Annual Report.

iS-0569-0409

94	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information:

WWW.iSHARE.COM

1-800-iShare (1-800-474-2737)

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to the iShares Funds. BGFA is a subsidiary of Barclays Global Investors, N.A. (BGI), neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Dow Jones & Company, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, is affiliated with the company listed above.

©2009 Barclays Global Investors. All rights reserved. iShares® is a registered trademark of Barclays Global Investors, N.A. All other trademarks, service marks or registered trademarks are the property of their respective owners.

Investing involves risk, including possible loss of principal.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

BGI-AR-43-0409

iShares ®

LET’S BUILD A BETTER INVESTMENT WORLD®.

BARCLAYS GLOBAL INVESTORS

2009 ANNUAL REPORT TO SHAREHOLDERS

iSHARES MORNINGSTAR SERIES

APRIL 30, 2009

>> Would you prefer to receive materials like this electronically? See inside cover for details.

iShares Morningstar Large Core Index Fund

iShares Morningstar Large Growth Index Fund

iShares Morningstar Large Value Index Fund

iShares Morningstar Mid Core Index Fund

iShares Morningstar Mid Growth Index Fund

iShares Morningstar Mid Value Index Fund

iShares Morningstar Small Core Index Fund

iShares Morningstar Small Growth Index Fund

iShares Morningstar Small Value Index Fund

iShares®

iShares

Dear iShares Shareholder:

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To sign up for electronic delivery, please follow these simple steps:

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Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com.

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

Performance as of April 30, 2009

	Average Annual Total Returns						Cumulative Total Returns

	Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX

Morningstar Large Core	(31.43)%	(31.42)%	(31.42)%	(1.68)%	(1.69)%	(1.52)%	(7.87)%	(7.93)%	(7.13)%
Morningstar Large Growth	(33.16)%	(33.19)%	(33.04)%	(5.25)%	(5.27)%	(5.03)%	(22.99)%	(23.05)%	(22.14)%
Morningstar Large Value	(40.70)%	(40.68)%	(40.68)%	(3.65)%	(3.67)%	(3.43)%	(16.46)%	(16.55)%	(15.53)%

Total returns for the period since inception are calculated from the inception date of each Fund (6/28/04). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Funds are listed for trading, as of the time that each Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (7/2/04), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Each Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

The iShares Morningstar Large Core Index Fund (the “Core Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Large Core IndexTM (the “Core Index”). The Core Index measures the performance of stocks issued by large-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Core Fund invests in a representative sample of securities included in the Core Index that collectively has an investment profile similar to the Core Index. Due to the use of representative sampling, the Core Fund may or may not hold all of the securities that are included in the Core Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Core Fund was (31.43)%, while the total return for the Core Index was (31.42)%.

PORTFOLIO ALLOCATION As of 4/30/09
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	26.04%

Industrial	17.95

Consumer Cyclical	14.75

Technology	13.70

Financial	11.85

Energy	5.33

Communications	4.89

Utilities	3.03

Basic Materials	2.27

Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Procter & Gamble Co. (The)	5.94%

Johnson & Johnson	5.93

International Business Machines Corp.	5.73

General Electric Co.	5.48

Wal-Mart Stores Inc.	5.04

Intel Corp.	3.60

Hewlett-Packard Co.	3.55

Wells Fargo & Co.	3.30

Philip Morris International Inc.	3.00

McDonald’s Corp.	2.43

TOTAL	44.00%

2	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

The iShares Morningstar Large Growth Index Fund (the “Growth Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Large Growth IndexTM (the “Growth Index”). The Growth Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Growth Fund invests in a representative sample of securities included in the Growth Index that collectively has an investment profile similar to the Growth Index. Due to the use of representative sampling, the Growth Fund may or may not hold all of the securities that are included in the Growth Index. For the reporting period, the total return for the Growth Fund was (33.16)%, while the total return for the Growth Index was (33.04)%.

PORTFOLIO ALLOCATION As of 4/30/09
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	31.39%

Technology	22.62

Communications	21.19

Energy	8.17

Consumer Cyclical	5.08

Industrial	4.95

Financial	4.11

Basic Materials	2.29

Short-Term and Other Net Assets	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Microsoft Corp.	7.64%

Cisco Systems Inc.	5.42

Apple Inc.	5.33

Google Inc. Class A	4.49

Coca-Cola Co. (The)	4.37

PepsiCo Inc.	3.71

Oracle Corp.	3.57

QUALCOMM Inc.	3.31

Abbott Laboratories	3.07

Schlumberger Ltd.	2.78

TOTAL	43.69%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

The iShares Morningstar Large Value Index Fund (the “Value Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Large Value IndexTM (the “Value Index”). The Value Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “value” characteristics as determined by Morningstar’s proprietary index methodology. The Value Fund invests in a representative sample of securities included in the Value Index that collectively has an investment profile similar to the Value Index. Due to the use of representative sampling, the Value Fund may or may not hold all of the securities that are included in the Value Index. For the reporting period, the total return for the Value Fund was (40.70)%, while the total return for the Value Index was (40.68)%.

PORTFOLIO ALLOCATION As of 4/30/09
Sector*	Percentage of Net Assets
Energy	32.68%

Consumer Non-Cyclical	19.38

Financial	18.52

Communications	13.50

Utilities	7.24

Industrial	3.91

Consumer Cyclical	2.76

Basic Materials	1.85

Short-Term and Other Net Assets	0.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Exxon Mobil Corp.	17.24%

AT&T Inc.	7.97

Chevron Corp.	6.94

JPMorgan Chase & Co.	6.45

Pfizer Inc.	4.71

Verizon Communications Inc.	4.54

Bank of America Corp.	2.99

ConocoPhillips	2.96

Wyeth	2.96

Merck & Co. Inc.	2.68

TOTAL	59.44%

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Large-capitalization stocks declined across the style spectrum. On a relative basis, large-cap growth stocks outperformed large-cap value stocks. Overall, large-cap stocks performed comparably with mid-cap stocks, but underperformed small-cap stocks.

4	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

Within the Core Index, sector performance was negative across nearly all sectors for the reporting period. Double-digit percentage declines within some of the larger sector weightings (financials, industrials and consumer staples) primarily drove index performance.

Within the Growth Index, all sectors contributed negatively to index performance. The energy sector was the largest negative contributor, followed by information technology and health care.

Within the Value Index, the financial sector was by far the largest negative contributor to index performance, followed by the energy sector. Among the other sectors with a significant weight in the index, consumer staples and health care fared the best on a relative basis, although both declined notably during the reporting period.

Among the Core Fund’s ten largest holdings as of April 30, 2009, performance was negative for the reporting period. Within the top ten holdings, the best relative returns were produced by McDonald’s Corp. and Wal-Mart Stores Inc., companies that offered low prices in a recessionary environment. Consumer products giant Procter & Gamble Co., the Core Fund’s largest holding as of the end of the period, declined notably, as did Wells Fargo & Co. The largest decline by far came from General Electric Co., a conglomerate with industrial and financial divisions.

Within the Growth Fund, performance among the ten largest holdings was also negative for the reporting period. Oil services firm Schlumberger Ltd. suffered the most significant decline. Microsoft Corp., the Fund’s largest holding, also produced a substantial decline, as did technology stocks Apple Inc. and Google Inc. Telecommunications services company QUALCOMM Inc. fared the best among the ten largest holdings, trading relatively flat for the reporting period.

Among the Value Fund’s ten largest holdings, performance was negative across the board. The worst performer was Bank of America Corp., which exemplified the crisis in the financial sector. Energy giant Exxon Mobil Corp., the Value Fund’s largest holding as of the end of the period, also declined notably, as did ConocoPhillips. Pharmaceutical firm Wyeth held up the best, producing a slight decline.

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

Performance as of April 30, 2009

	Average Annual Total Returns						Cumulative Total Returns

	Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX

Morningstar Mid Core	(35.29)%	(35.31)%	(35.22)%	(1.72)%	(1.72)%	(1.50)%	(8.04)%	(8.04)%	(7.05)%
Morningstar Mid Growth	(39.60)%	(39.60)%	(39.51)%	(0.39)%	(0.40)%	(0.14)%	(1.85)%	(1.91)%	(0.67)%
Morningstar Mid Value	(33.26)%	(33.32)%	(33.21)%	(2.10)%	(2.11)%	(1.92)%	(9.76)%	(9.83)%	(8.94)%

Total returns for the period since inception are calculated from the inception date of each Fund (6/28/04). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Funds are listed for trading, as of the time that each Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (7/2/04), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Each Fund’s past performance is no guarantee of future results.

6	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

The iShares Morningstar Mid Core Index Fund (the “Core Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Mid Core IndexTM (the “Core Index”). The Core Index measures the performance of stocks issued by mid-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Core Fund invests in a representative sample of securities included in the Core Index that collectively has an investment profile similar to the Core Index. Due to the use of representative sampling, the Core Fund may or may not hold all of the securities that are included in the Core Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Core Fund was (35.29)%, while the total return for the Core Index was (35.22)%.

PORTFOLIO ALLOCATION As of 4/30/09
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	19.80%

Industrial	17.63

Consumer Cyclical	14.84

Financial	13.97

Technology	13.52

Basic Materials	6.91

Energy	5.55

Communications	4.86

Utilities	2.59

Diversified	0.18

Short-Term and Other Net Assets	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
McGraw-Hill Companies Inc. (The)	1.42%

Bed Bath & Beyond Inc.	1.17

ConAgra Foods Inc.	1.17

Quest Diagnostics Inc.	1.11

ITT Corp.	1.10

Parker Hannifin Corp.	1.07

Marriott International Inc. Class A	1.05

CA Inc.	1.04

Forest Laboratories Inc.	0.96

Republic Services Inc.	0.96

TOTAL	11.05%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

The iShares Morningstar Mid Growth Index Fund (the “Growth Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Mid Growth IndexTM (the “Growth Index”). The Growth Index measures the performance of stocks issued by mid-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Growth Fund invests in a representative sample of securities included in the Growth Index that collectively has an investment profile similar to the Growth Index. Due to the use of representative sampling, the Growth Fund may or may not hold all of the securities that are included in the Growth Index. For the reporting period, the total return for the Growth Fund was (39.60)%, while the total return for the Growth Index was (39.51)%.

PORTFOLIO ALLOCATION As of 4/30/09
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	24.87%

Industrial	16.81

Technology	16.52

Energy	12.21

Communications	10.91

Consumer Cyclical	7.36

Financial	5.81

Basic Materials	2.71

Utilities	2.15

Diversified	0.58

Short-Term and Other Net Assets	0.07

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Liberty Media Corp. – Liberty Entertainment Group Series A	1.90%

Broadcom Corp. Class A	1.56

C.H. Robinson Worldwide Inc.	1.43

Coach Inc.	1.25

Clorox Co. (The)	1.23

Expeditors International Washington Inc.	1.17

Noble Corp.	1.14

Cognizant Technology Solutions Corp. Class A	1.13

C.R. Bard Inc.	1.13

Laboratory Corp. of America Holdings	1.10

TOTAL	13.04%

8	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

The iShares Morningstar Mid Value Index Fund (the “Value Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Mid Value IndexTM (the “Value Index”). The Value Index measures the performance of stocks issued by mid-capitalization companies that have exhibited above-average “value” characteristics as determined by Morningstar’s proprietary index methodology. The Value Fund invests in a representative sample of securities included in the Value Index that collectively has an investment profile similar to the Value Index. Due to the use of representative sampling, the Value Fund may or may not hold all of the securities that are included in the Value Index. For the reporting period, the total return for the Value Fund was (33.26)%, while the total return for the Value Index was (33.21)%.

PORTFOLIO ALLOCATION As of 4/30/09
Sector*	Percentage of Net Assets
Financial	28.78%

Utilities	15.60

Consumer Cyclical	14.99

Communications	8.32

Consumer Non-Cyclical	8.26

Industrial	7.60

Technology	6.22

Basic Materials	6.01

Energy	4.02

Short-Term and Other Net Assets	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Ford Motor Co.	2.78%

Sprint Nextel Corp.	2.02

Progressive Corp. (The)	1.62

Progress Energy Inc.	1.49

Xcel Energy Inc.	1.38

Annaly Capital Management Inc.	1.26

Weyerhaeuser Co.	1.23

PPG Industries Inc.	1.21

Eaton Corp.	1.20

Ingersoll-Rand Co. Ltd. Class A	1.15

TOTAL	15.34%

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Mid-capitalization stocks declined across the style spectrum. Overall, mid-cap stocks performed comparably with large-cap stocks, but underperformed small-cap stocks.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

Sector performance within the Core Index was negative across the sectors during the reporting period. Double-digit percentage declines within some of the larger sector weightings (financials, energy, and industrials) primarily drove index performance. Among other significant sector weightings, consumer staples, health care, and information technology fared better on a relative basis.

Within the Growth Index, sector performance was also negative across all sectors. Large percentage declines within some of the larger sector weightings – industrials, energy, health care, and information technology – were the primary contributors to index performance.

Within the Value Index, sector performance was generally negative. Financials, by far the largest sector in the Value Index during the reporting period, detracted the most from performance, followed by the utilities and consumer discretionary sectors. Telecommunications services and health care both contributed positive returns, although each made up only a small percentage of the Value Index during the period.

Among the Core Fund’s ten largest holdings as of April 30, 2009, performance was mostly negative for the reporting period. Parker Hannifin Corp., an industrial manufacturer, posted the largest decline, followed by Forest Laboratories Inc. A more moderate loss was posted by retailer Bed Bath & Beyond Inc. Quest Diagnostics Inc., a diagnostic laboratory services firm, produced a modest positive return for the period.

Most of the Growth Fund’s ten largest holdings delivered negative returns for the reporting period. Oil driller Noble Corp. experienced the largest decline, followed by apparel and accessory retailer Coach Inc. Expeditors International Washington Inc. (transportation logistics), Cognizant Technology Solutions Corp. (technology consulting) and C.R. Bard Inc. (medical devices) also logged notable declines. Clorox Co. fared the best, posting a positive return for the period.

Performance among the Value Fund’s ten largest holdings was mostly negative for the reporting period. Ingersoll-Rand Co. Ltd. (industrial manufacturing), Eaton Corp. (industrial equipment) and Sprint Nextel Corp. (telecommunication services) posted the most notable declines. Weyerhaeuser Co. (forest products) also declined sharply. Real estate investment trust Annaly Capital Management Inc. posted a more modest decline.

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

10	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

Performance as of April 30, 2009

	Average Annual Total Returns						Cumulative Total Returns

	Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX

Morningstar Small Core	(30.86)%	(30.90)%	(31.02)%	(1.37)%	(1.42)%	(1.24)%	(6.46)%	(6.70)%	(5.87)%
Morningstar Small Growth	(29.91)%	(30.13)%	(29.82)%	(3.03)%	(3.12)%	(2.81)%	(13.84)%	(14.24)%	(12.91)%
Morningstar Small Value	(30.92)%	(30.98)%	(30.79)%	(2.12)%	(2.17)%	(1.86)%	(9.84)%	(10.09)%	(8.71)%

Total returns for the period since inception are calculated from the inception date of each Fund (6/28/04). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Funds are listed for trading, as of the time that each Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (7/2/04), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Each Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

The iShares Morningstar Small Core Index Fund (the “Core Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Small Core IndexTM (the “Core Index”). The Core Index measures the performance of stocks issued by small-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Core Fund invests in a representative sample of securities included in the Core Index that collectively has an investment profile similar to the Core Index. Due to the use of representative sampling, the Core Fund may or may not hold all of the securities that are included in the Core Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Core Fund was (30.86)%, while the total return for the Core Index was (31.02)%.

PORTFOLIO ALLOCATION As of 4/30/09
Sector*	Percentage of Net Assets
Industrial	22.59%

Consumer Non-Cyclical	18.42

Financial	16.62

Consumer Cyclical	13.01

Technology	12.55

Communications	7.62

Energy	4.92

Basic Materials	3.40

Utilities	0.72

Short-Term and Other Net Assets	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Whole Foods Market Inc.	1.32%

Shaw Group Inc. (The)	1.28

Brocade Communications Systems Inc.	1.03

Career Education Corp.	0.90

Tellabs Inc.	0.88

Waddell & Reed Financial Inc. Class A	0.87

Gentex Corp.	0.86

Compuware Corp.	0.85

Novellus Systems Inc.	0.83

CommScope Inc.	0.81

TOTAL	9.63%

12	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

The iShares Morningstar Small Growth Index Fund (the “Growth Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Small Growth IndexTM (the “Growth Index”). The Growth Index measures the performance of stocks issued by small-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Growth Fund invests in a representative sample of securities included in the Growth Index that collectively has an investment profile similar to the Growth Index. Due to the use of representative sampling, the Growth Fund may or may not hold all of the securities that are included in the Growth Index. For the reporting period, the total return for the Growth Fund was (29.91)%, while the total return for the Growth Index was (29.82)%.

PORTFOLIO ALLOCATION As of 4/30/09
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	27.73%

Technology	18.09

Industrial	16.49

Consumer Cyclical	14.69

Communications	10.66

Financial	5.54

Energy	5.41

Basic Materials	0.96

Utilities	0.28

Short-Term and Other Net Assets	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Oceaneering International Inc.	1.13%

Inverness Medical Innovations Inc.	1.12

LKQ Corp.	1.07

Aeropostale Inc.	1.02

Cree Inc.	0.99

VCA Antech Inc.	0.95

Dolby Laboratories Inc. Class A	0.94

Netflix Inc.	0.94

Varian Semiconductor Equipment Associates Inc.	0.84

MSC Industrial Direct Co. Inc. Class A	0.81

TOTAL	9.81%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

The iShares Morningstar Small Value Index Fund (the “Value Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Small Value IndexTM (the “Value Index”). The Value Index measures the performance of stocks issued by small-capitalization companies that have exhibited above-average “value” characteristics as determined by Morningstar’s proprietary index methodology. The Value Fund invests in a representative sample of securities included in the Value Index that collectively has an investment profile similar to the Value Index. Due to the use of representative sampling, the Value Fund may or may not hold all of the securities that are included in the Value Index. For the reporting period, the total return for the Value Fund was (30.92)%, while the total return for the Value Index was (30.79)%.

PORTFOLIO ALLOCATION As of 4/30/09
Sector*	Percentage of Net Assets
Financial	29.46%

Consumer Cyclical	20.99

Industrial	11.27

Consumer Non-Cyclical	10.45

Utilities	9.49

Basic Materials	6.29

Communications	4.92

Energy	3.62

Technology	3.29

Short-Term and Other Net Assets	0.22

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Wyndham Worldwide Corp.	1.02%

AutoNation Inc.	0.97

Brinker International Inc.	0.88

Mack-Cali Realty Corp.	0.87

RadioShack Corp.	0.86

CB Richard Ellis Group Inc. Class A	0.83

Commercial Metals Co.	0.82

3Com Corp.	0.77

WGL Holdings Inc.	0.77

Westamerica Bancorporation	0.77

TOTAL	8.56%

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Small-capitalization stocks slightly outperformed large- and mid-capitalization stocks during the reporting period. From a style standpoint, small-cap growth stocks outperformed small-cap value stocks by a small margin.

14	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

Sector performance within the Core Index was largely negative for the reporting period. Double-digit percentage declines within some of the larger sector weightings (energy, financials, health care, and industrials) primarily drove index performance. The consumer staples sector was the only sector to provide a positive contribution to performance.

Within the Growth Index, performance was negative across the sectors for the reporting period, with health care, energy and industrials detracting the most from performance. The information technology sector held up the best on a relative basis.

Sector performance within the Value Index was also negative across all sectors during the period. Financials accounted for the largest negative contribution to performance. Industrials and consumer discretionary also detracted significantly from performance. The utilities sector fared the best on a relative basis.

Among the Core Fund’s ten largest holdings as of April 30, 2009, performance was mostly negative for the reporting period. Telecommunications solutions firm CommScope Inc. declined the most, followed by supermarket Whole Foods Market Inc. and engineering firm Shaw Group Inc. Educator Career Education Corp. and telecommunications firm Tellabs Inc. posted modest positive returns.

The Growth Fund’s ten largest holdings performed with mixed results during the reporting period. Netflix Inc., which offers online movie rentals, posted the strongest positive return by far. Aeropostale Inc. (clothing retailer) and Cree Inc. (manufacturer of semiconductor materials and devices) also produced modest positive returns. Oceaneering International Inc. (oil and gas services) posted the most significant decline, followed by Varian Semiconductor Equipment Associates Inc.

Performance among the Value Fund’s ten largest holdings was mixed for the reporting period. On the positive side, 3Com Corp., which provides computer networking solutions, posted the most substantial positive return for the period. Retailer AutoNation Inc. also produced a positive return. On the negative side, real estate services firm CB Richard Ellis Group Inc. declined the most sharply, followed by metals manufacturer Commercial Metals Co. Hotel and resort operator Wyndham Worldwide Corp. also declined notably during the period.

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 to April 30, 2009.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/08)	Ending Account Value (4/30/09)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/08 to 4/30/09)
Morningstar Large Core
Actual	$1,000.00	$ 909.20	0.20%	$0.95
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
Morningstar Large Growth
Actual	1,000.00	981.90	0.25	1.23
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25
Morningstar Large Value
Actual	1,000.00	842.30	0.25	1.14
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25
Morningstar Mid Core
Actual	1,000.00	995.20	0.25	1.24
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25

16	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/08)	Ending Account Value (4/30/09)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/08 to 4/30/09)
Morningstar Mid Growth
Actual	$1,000.00	$ 981.50	0.30%	$1.47
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.30	1.51
Morningstar Mid Value
Actual	1,000.00	946.70	0.30	1.45
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.30	1.51
Morningstar Small Core
Actual	1,000.00	973.60	0.25	1.22
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25
Morningstar Small Growth
Actual	1,000.00	980.80	0.30	1.47
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.30	1.51
Morningstar Small Value
Actual	1,000.00	914.40	0.30	1.42
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.30	1.51

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	17

Schedule of Investments

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.81%

ADVERTISING – 0.40%
Omnicom Group Inc.	24,988	$786,372

		786,372

AEROSPACE & DEFENSE – 5.32%
Boeing Co. (The)	52,545	2,104,427
General Dynamics Corp.	26,128	1,350,034
Lockheed Martin Corp.	25,603	2,010,604
Raytheon Co.	33,406	1,510,953
United Technologies Corp.	70,385	3,437,603

		10,413,621

AGRICULTURE – 3.59%
Archer-Daniels-Midland Co.	47,063	1,158,691
Philip Morris International Inc.	162,393	5,878,627

		7,037,318

AUTO MANUFACTURERS – 0.50%
PACCAR Inc.	27,649	979,880

		979,880

AUTO PARTS & EQUIPMENT – 0.46%
Johnson Controls Inc.	47,261	898,432

		898,432

BANKS – 5.79%
Bank of New York Mellon Corp. (The)	91,401	2,328,897
PNC Financial Services Group Inc. (The)	34,331	1,362,941
State Street Corp.	34,635	1,182,092
Wells Fargo & Co.	322,961	6,462,450

		11,336,380

BIOTECHNOLOGY – 2.10%
Amgen Inc.[a]	84,929	4,116,509

		4,116,509

CHEMICALS – 1.56%
Air Products and Chemicals Inc.	15,802	1,041,352
E.I. du Pont de Nemours and Co.	72,172	2,013,599

		3,054,951

COMMERCIAL SERVICES – 1.16%
Accenture Ltd. Class A	49,896	1,468,439
McKesson Corp.	21,999	813,963

		2,282,402

Security	Shares	Value
COMPUTERS – 10.10%
Dell Inc.[a]	138,714	$1,611,857
Hewlett-Packard Co.	193,252	6,953,207
International Business Machines Corp.	108,757	11,224,810

		19,789,874

COSMETICS & PERSONAL CARE – 6.34%
Avon Products Inc.	34,287	780,372
Procter & Gamble Co. (The)	235,266	11,631,551

		12,411,923

DIVERSIFIED FINANCIAL SERVICES – 3.30%
American Express Co.	83,184	2,097,900
Goldman Sachs Group Inc. (The)	33,913	4,357,820

		6,455,720

ELECTRIC – 3.03%
Entergy Corp.	15,187	983,662
Exelon Corp.	52,975	2,443,737
FPL Group Inc.	30,183	1,623,543
PPL Corp.	29,881	893,741

		5,944,683

ELECTRICAL COMPONENTS & EQUIPMENT – 1.05%
Emerson Electric Co.	60,617	2,063,403

		2,063,403

FOOD – 2.77%
Campbell Soup Co.	18,046	464,143
General Mills Inc.	24,840	1,259,140
H.J. Heinz Co.	25,173	866,455
Kroger Co. (The)	48,884	1,056,872
Safeway Inc.	34,432	680,032
Sysco Corp.	47,248	1,102,296

		5,428,938

HEALTH CARE - PRODUCTS – 6.44%
Boston Scientific Corp.[a]	118,912	1,000,050
Johnson & Johnson	222,020	11,624,967

		12,625,017

HEALTH CARE - SERVICES – 1.60%
Aetna Inc.	37,017	814,744
UnitedHealth Group Inc.	98,626	2,319,683

		3,134,427

18	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

April 30, 2009

Security	Shares	Value
INSURANCE – 1.96%
ACE Ltd.	26,701	$1,236,790
Aflac Inc.	37,412	1,080,833
Aon Corp.	19,110	806,442
Loews Corp.	28,465	708,494

		3,832,559

LEISURE TIME – 0.46%
Carnival Corp.	33,879	910,667

		910,667

MANUFACTURING – 8.90%
General Electric Co.	847,714	10,723,582
Honeywell International Inc.	54,007	1,685,558
Illinois Tool Works Inc.	35,206	1,154,757
3M Co.	51,451	2,963,578
Tyco International Ltd.	38,133	906,040

		17,433,515

MEDIA – 3.07%
Time Warner Inc.	95,742	2,090,048
Viacom Inc. Class Aa	924	19,081
Viacom Inc. Class Ba	44,089	848,272
Walt Disney Co. (The)	139,249	3,049,553

		6,006,954

MINING – 0.71%
Freeport-McMoRan Copper & Gold Inc.	32,402	1,381,945

		1,381,945

OIL & GAS – 3.81%
Apache Corp.	26,753	1,949,223
Chesapeake Energy Corp.	48,632	958,537
Devon Energy Corp.	33,669	1,745,738
Hess Corp.	23,742	1,300,824
Murphy Oil Corp.	15,259	728,007
Noble Energy Inc.	13,661	775,262

		7,457,591

OIL & GAS SERVICES – 1.19%
Baker Hughes Inc.	24,762	881,032
Halliburton Co.	71,636	1,448,480

		2,329,512

Security	Shares	Value
PHARMACEUTICALS – 2.04%
Bristol-Myers Squibb Co.	157,964	$3,032,909
Cardinal Health Inc.	28,618	967,002

		3,999,911

PIPELINES – 0.33%
Williams Companies Inc. (The)	46,378	653,930

		653,930

REAL ESTATE INVESTMENT TRUSTS – 0.80%
Simon Property Group Inc.	19,067	983,857
Vornado Realty Trust	11,757	574,800

		1,558,657

RETAIL – 13.33%
Best Buy Co. Inc.	26,923	1,033,305
Kohl’s Corp.[a]	23,039	1,044,819
Lowe’s Companies Inc.	117,401	2,524,121
McDonald’s Corp.	89,466	4,767,643
Staples Inc.	56,714	1,169,443
Target Corp.	54,882	2,264,431
TJX Companies Inc. (The)	33,669	941,722
Walgreen Co.	79,574	2,501,011
Wal-Mart Stores Inc.	195,832	9,869,933

		26,116,428

SEMICONDUCTORS – 3.60%
Intel Corp.	446,473	7,045,344

		7,045,344

TELECOMMUNICATIONS – 1.42%
Corning Inc.	126,280	1,846,214
Motorola Inc.	169,374	936,638

		2,782,852

TRANSPORTATION – 2.68%
FedEx Corp.	23,322	1,305,099
Norfolk Southern Corp.	29,395	1,048,814
United Parcel Service Inc. Class B	55,302	2,894,507

		5,248,420

TOTAL COMMON STOCKS (Cost: $242,642,947)		195,518,135

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

April 30, 2009

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.07%

MONEY MARKET FUNDS – 0.07%
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[b,c]	135,669	$135,669

		135,669

TOTAL SHORT-TERM INVESTMENTS (Cost: $135,669)		135,669

TOTAL INVESTMENTS IN SECURITIES – 99.88% (Cost: $242,778,616)		195,653,804

Other Assets, Less Liabilities – 0.12%		226,455

NET ASSETS – 100.00%		$195,880,259

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

20	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.80%

AEROSPACE & DEFENSE – 0.43%
L-3 Communications Holdings Inc.	18,822	$1,433,295

		1,433,295

AGRICULTURE – 2.19%
Monsanto Co.	85,481	7,256,482

		7,256,482

APPAREL – 0.67%
Nike Inc. Class B	42,679	2,239,367

		2,239,367

BANKS – 0.58%
Northern Trust Corp.	35,236	1,915,429

		1,915,429

BEVERAGES – 8.08%
Coca-Cola Co. (The)	336,276	14,476,682
PepsiCo Inc.	247,287	12,305,001

		26,781,683

BIOTECHNOLOGY – 2.30%
Biogen Idec Inc.[a]	46,960	2,270,046
Celgene Corp.[a]	71,860	3,069,859
Genzyme Corp.[a]	42,737	2,279,164

		7,619,069

CHEMICALS – 1.38%
Mosaic Co. (The)	23,461	948,997
Praxair Inc.	48,719	3,634,925

		4,583,922

COAL – 0.33%
Peabody Energy Corp.	42,034	1,109,277

		1,109,277

COMMERCIAL SERVICES – 2.37%
Apollo Group Inc. Class Aa	21,967	1,382,823
Visa Inc. Class A	70,549	4,582,863
Western Union Co.	113,062	1,893,789

		7,859,475

COMPUTERS – 6.55%
Apple Inc.[a]	140,413	17,668,168
EMC Corp.[a]	322,381	4,039,434

		21,707,602

Security	Shares	Value
COSMETICS & PERSONAL CARE – 1.43%
Colgate-Palmolive Co.	80,319	$4,738,821

		4,738,821

DIVERSIFIED FINANCIAL SERVICES – 2.61%
BlackRock Inc.	3,118	456,849
Charles Schwab Corp. (The)	148,752	2,748,937
CME Group Inc.	10,582	2,342,326
Franklin Resources Inc.	25,065	1,515,931
T. Rowe Price Group Inc.	40,941	1,577,047

		8,641,090

ELECTRONICS – 0.70%
Thermo Fisher Scientific Inc.[a]	66,362	2,327,979

		2,327,979

ENERGY - ALTERNATE SOURCES – 0.40%
First Solar Inc.[a,b]	7,155	1,340,060

		1,340,060

FOOD – 0.48%
Kellogg Co.	37,661	1,585,905

		1,585,905

HEALTH CARE - PRODUCTS – 5.36%
Baxter International Inc.	96,968	4,702,948
Becton, Dickinson and Co.	35,790	2,164,579
Medtronic Inc.	177,400	5,676,800
St. Jude Medical Inc.[a]	54,377	1,822,717
Stryker Corp.	48,072	1,860,867
Zimmer Holdings Inc.[a]	35,506	1,561,909

		17,789,820

INSURANCE – 0.51%
Marsh & McLennan Companies Inc.	80,745	1,702,912

		1,702,912

INTERNET – 8.09%
Amazon.com Inc.[a]	48,740	3,924,545
eBay Inc.[a]	173,373	2,855,453
Google Inc. Class Aa	37,620	14,896,391
Symantec Corp.[a]	129,707	2,237,446
Yahoo! Inc.[a]	203,834	2,912,788

		26,826,623

MANUFACTURING – 0.69%
Danaher Corp.	38,956	2,276,589

		2,276,589

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

April 30, 2009

Security	Shares	Value
MEDIA – 3.23%
Comcast Corp. Class A	325,237	$5,028,164
Comcast Corp. Class A Special	128,009	1,879,172
DIRECTV Group Inc. (The)[a]	86,418	2,137,117
Time Warner Cable Inc.	51,453	1,658,330

		10,702,783

METAL FABRICATE & HARDWARE – 0.50%
Precision Castparts Corp.	21,967	1,644,450

		1,644,450

MINING – 0.91%
Newmont Mining Corp.	75,442	3,035,786

		3,035,786

OIL & GAS – 3.53%
Diamond Offshore Drilling Inc.	10,327	747,778
EOG Resources Inc.	39,025	2,477,307
Southwestern Energy Co.[a]	54,026	1,937,372
Transocean Ltd.[a]	50,424	3,402,612
XTO Energy Inc.	91,125	3,158,393

		11,723,462

OIL & GAS SERVICES – 3.91%
National Oilwell Varco Inc.[a]	65,020	1,968,806
Schlumberger Ltd.	188,300	9,224,817
Weatherford International Ltd.[a]	107,109	1,781,223

		12,974,846

PHARMACEUTICALS – 9.18%
Abbott Laboratories	243,039	10,171,182
Allergan Inc.	48,581	2,266,790
Express Scripts Inc.[a]	32,939	2,107,108
Gilead Sciences Inc.[a]	143,827	6,587,277
Medco Health Solutions Inc.[a]	78,674	3,426,253
Schering-Plough Corp.	255,858	5,889,851

		30,448,461

REAL ESTATE INVESTMENT TRUSTS – 0.41%
Public Storage	20,265	1,354,918

		1,354,918

RETAIL – 4.41%
Costco Wholesale Corp.	68,194	3,314,228
CVS Caremark Corp.	226,185	7,188,159
Starbucks Corp.[a]	115,409	1,668,814
Yum! Brands Inc.	73,078	2,437,151

		14,608,352

Security	Shares	Value
SEMICONDUCTORS – 1.90%
Applied Materials Inc.	211,960	$2,588,032
Texas Instruments Inc.	204,801	3,698,706

		6,286,738

SOFTWARE – 14.17%
Activision Blizzard Inc.[a]	93,221	1,003,990
Adobe Systems Inc.[a]	82,821	2,265,154
Automatic Data Processing Inc.	80,506	2,833,811
MasterCard Inc. Class Ab	12,740	2,337,153
Microsoft Corp.	1,249,700	25,318,922
Oracle Corp.	612,004	11,836,157
Paychex Inc.	51,089	1,379,914

		46,975,101

TELECOMMUNICATIONS – 9.87%
American Tower Corp. Class Aa	62,573	1,987,319
Cisco Systems Inc.[a]	929,998	17,967,561
Juniper Networks Inc.[a]	83,231	1,801,951
QUALCOMM Inc.	259,206	10,969,598

		32,726,429

TRANSPORTATION – 2.63%
Burlington Northern Santa Fe Corp.	43,704	2,949,146
CSX Corp.	63,080	1,866,537
Union Pacific Corp.	79,492	3,906,237

		8,721,920

TOTAL COMMON STOCKS
(Cost: $424,025,722)		330,938,646

SHORT-TERM INVESTMENTS – 1.15%

MONEY MARKET FUNDS – 1.15%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	2,919,639	2,919,639
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	456,299	456,299

22	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

April 30, 2009

Security	Shares	Value
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	425,104	$425,104

		3,801,042

TOTAL SHORT-TERM INVESTMENTS (Cost: $3,801,042)		3,801,042

TOTAL INVESTMENTS IN SECURITIES – 100.95% (Cost: $427,826,764)		334,739,688

Other Assets, Less Liabilities – (0.95)%		(3,155,186)

NET ASSETS – 100.00%		$331,584,502

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.84%

AEROSPACE & DEFENSE – 0.77%
Northrop Grumman Corp.	25,405	$1,228,332

		1,228,332

AGRICULTURE – 2.65%
Altria Group Inc.	171,715	2,804,106
Lorillard Inc.	14,039	886,282
Reynolds American Inc.	14,116	536,126

		4,226,514

BANKS – 5.58%
Bank of America Corp.	533,709	4,766,021
BB&T Corp.	46,025	1,074,223
SunTrust Banks Inc.	29,576	427,077
U.S. Bancorp	143,968	2,623,097

		8,890,418

CHEMICALS – 0.78%
Dow Chemical Co. (The)	77,706	1,243,296

		1,243,296

DIVERSIFIED FINANCIAL SERVICES – 8.87%
Capital One Financial Corp.	32,614	545,958
Citigroup Inc.[a]	453,939	1,384,514
JPMorgan Chase & Co.	311,205	10,269,765
Morgan Stanley	81,653	1,930,277

		14,130,514

ELECTRIC – 6.69%
American Electric Power Co. Inc.	33,916	894,704
Consolidated Edison Inc.	22,749	844,670
Dominion Resources Inc.	48,469	1,461,825
Duke Energy Corp.	104,560	1,443,974
Edison International	24,879	709,300
FirstEnergy Corp.	25,445	1,040,700
PG&E Corp.	30,521	1,132,939
Public Service Enterprise Group Inc.	42,417	1,265,723
Southern Co.	64,786	1,871,020

		10,664,855

ELECTRONICS – 0.42%
Tyco Electronics Ltd.	38,142	665,196

		665,196

Security	Shares	Value
ENVIRONMENTAL CONTROL – 0.69%
Waste Management Inc.	41,336	$1,102,431

		1,102,431

FOOD – 1.65%
Kraft Foods Inc. Class A	112,108	2,623,327

		2,623,327

GAS – 0.55%
Sempra Energy	18,926	870,974

		870,974

HEALTH CARE - PRODUCTS – 0.87%
Covidien Ltd.	42,014	1,385,622

		1,385,622

HEALTH CARE - SERVICES – 1.12%
WellPoint Inc.[b]	41,542	1,776,336

		1,776,336

HOUSEHOLD PRODUCTS & WARES – 1.07%
Kimberly-Clark Corp.	34,610	1,700,735

		1,700,735

INSURANCE – 4.07%
Allstate Corp. (The)	44,743	1,043,854
Chubb Corp.	29,674	1,155,802
MetLife Inc.	42,181	1,254,885
Prudential Financial Inc.	35,490	1,024,951
Travelers Companies Inc. (The)	48,698	2,003,436

		6,482,928

IRON & STEEL – 0.61%
Nucor Corp.	23,793	968,137

		968,137

MACHINERY – 2.03%
Caterpillar Inc.	50,139	1,783,946
Deere & Co.	35,106	1,448,474

		3,232,420

MEDIA – 0.99%
News Corp. Class A	151,426	1,250,779
News Corp. Class Ba	36,272	330,801

		1,581,580

MINING – 0.46%
Alcoa Inc.	81,284	737,246

		737,246

24	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

April 30, 2009

Security	Shares	Value
OIL & GAS – 32.20%
Anadarko Petroleum Corp.	38,262	$1,647,562
Chevron Corp.	167,142	11,048,086
ConocoPhillips	115,048	4,716,968
Exxon Mobil Corp.	412,051	27,471,440
Marathon Oil Corp.	59,181	1,757,676
Occidental Petroleum Corp.	67,520	3,800,701
Valero Energy Corp.	43,071	854,529

		51,296,962

PHARMACEUTICALS – 12.02%
Eli Lilly and Co.	80,637	2,654,570
Merck & Co. Inc.	176,265	4,272,664
Pfizer Inc.	562,053	7,509,028
Wyeth	111,237	4,716,449

		19,152,711

PIPELINES – 0.48%
Spectra Energy Corp.	53,132	770,414

		770,414

RETAIL – 2.76%
Gap Inc. (The)	43,253	672,152
Home Depot Inc. (The)	141,602	3,726,965

		4,399,117

TELECOMMUNICATIONS – 12.51%
AT&T Inc.	495,368	12,691,328
Verizon Communications Inc.	238,461	7,234,907

		19,926,235

TOTAL COMMON STOCKS (Cost: $242,278,491)		159,056,300

SHORT-TERM INVESTMENTS – 1.21%

MONEY MARKET FUNDS – 1.21%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	1,524,977	1,524,977
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	238,332	238,332

Security	Shares	Value
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	162,994	$162,994

		1,926,303

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,926,303)		1,926,303

TOTAL INVESTMENTS IN SECURITIES – 101.05% (Cost: $244,204,794)		160,982,603

Other Assets, Less Liabilities – (1.05)%		(1,674,187)

NET ASSETS – 100.00%		$159,308,416

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.85%

AEROSPACE & DEFENSE – 0.80%
Goodrich Corp.	14,075	$623,241

		623,241

AIRLINES – 0.85%
Southwest Airlines Co.	83,725	584,401
UAL Corp.[a]	14,689	72,270

		656,671

APPAREL – 0.99%
Hanesbrands Inc.[a,b]	10,713	176,336
VF Corp.	9,936	588,907

		765,243

AUTO PARTS & EQUIPMENT – 0.88%
BorgWarner Inc.	13,239	383,269
Goodyear Tire & Rubber Co. (The)[a]	27,370	300,796

		684,065

BANKS – 1.47%
BOK Financial Corp.	2,588	97,464
City National Corp.	4,518	165,359
Cullen/Frost Bankers Inc.	6,397	301,235
International Bancshares Corp.	6,114	82,600
UMB Financial Corp.	3,536	161,843
Valley National Bancorp[b]	15,380	222,549
Wilmington Trust Corp.	7,671	111,306

		1,142,356

BEVERAGES – 1.38%
Brown-Forman Corp. Class B	8,396	390,414
Molson Coors Brewing Co. Class B	17,915	685,249

		1,075,663

BUILDING MATERIALS – 0.23%
Owens Corning Inc.[a]	9,966	178,391

		178,391

CHEMICALS – 3.95%
Albemarle Corp.	10,420	279,464
CF Industries Holdings Inc.	6,448	464,578
FMC Corp.	8,471	412,792
Huntsman Corp.	18,743	100,463
International Flavors & Fragrances Inc.	8,959	279,521
Lubrizol Corp.	7,691	332,405
Sherwin-Williams Co. (The)	11,276	638,673

Security	Shares	Value
Terra Industries Inc.	11,641	$308,487
Valspar Corp. (The)	10,596	254,304

		3,070,687

COAL – 0.49%
Arch Coal Inc.	16,332	228,158
Massey Energy Co.	9,650	153,532

		381,690

COMMERCIAL SERVICES – 5.57%
Equifax Inc.	14,455	421,508
H&R Block Inc.	38,610	584,555
Hewitt Associates Inc. Class Aa	9,799	307,297
Interactive Data Corp.	4,123	92,685
Lender Processing Services Inc.	10,816	309,987
Manpower Inc.	8,893	383,199
Moody’s Corp.	21,919	647,049
Quanta Services Inc.[a]	22,410	509,379
Robert Half International Inc.	17,310	415,786
SAIC Inc.[a]	23,181	419,576
Service Corp. International	29,360	133,001
Weight Watchers International Inc.	4,049	100,739

		4,324,761

COMPUTERS – 3.51%
Affiliated Computer Services Inc. Class Aa	10,369	501,652
Diebold Inc.	7,482	197,749
DST Systems Inc.[a]	4,510	163,127
NCR Corp.[a]	17,989	182,588
SanDisk Corp.[a]	25,582	402,149
Synopsys Inc.[a]	16,232	353,533
Teradata Corp.[a]	20,076	335,671
Western Digital Corp.[a]	25,174	592,093

		2,728,562

COSMETICS & PERSONAL CARE – 0.49%
Estee Lauder Companies Inc. (The) Class A	12,602	376,800

		376,800

DISTRIBUTION & WHOLESALE – 0.80%
W.W. Grainger Inc.	7,380	619,034

		619,034

26	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2009

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES – 2.53%
Affiliated Managers Group Inc.[a]	4,698	$267,081
Federated Investors Inc. Class B	10,931	250,101
Jefferies Group Inc.	13,227	258,852
Legg Mason Inc.	16,191	324,953
NYSE Euronext Inc.	29,617	686,226
Raymond James Financial Inc.[b]	11,312	177,485

		1,964,698

ELECTRIC – 1.49%
AES Corp. (The)[a]	76,141	538,317
DPL Inc.	13,223	296,592
Dynegy Inc. Class Aa	56,931	101,337
Mirant Corp.[a]	17,251	219,605

		1,155,851

ELECTRICAL COMPONENTS & EQUIPMENT – 0.81%
Energizer Holdings Inc.[a]	6,634	380,128
Molex Inc.	7,368	122,825
Molex Inc. Class A	8,038	122,901

		625,854

ELECTRONICS – 1.18%
Avnet Inc.[a]	17,050	373,225
Garmin Ltd.[b]	13,685	344,725
PerkinElmer Inc.	13,499	196,680

		914,630

ENGINEERING & CONSTRUCTION – 1.45%
KBR Inc.	18,428	287,845
McDermott International Inc.[a]	25,864	417,445
URS Corp.[a]	9,524	419,627

		1,124,917

ENTERTAINMENT – 0.54%
International Game Technology	33,952	419,307

		419,307

ENVIRONMENTAL CONTROL – 1.29%
Nalco Holding Co.	15,684	255,963
Republic Services Inc.	35,404	743,484

		999,447

FOOD – 4.41%
ConAgra Foods Inc.	51,094	904,364
Dean Foods Co.[a]	17,561	363,513
Hershey Co. (The)	17,710	640,039
J.M. Smucker Co. (The)	13,489	531,467

Security	Shares	Value
McCormick & Co. Inc. NVS	12,374	$364,414
Sara Lee Corp.	75,027	624,225

		3,428,022

FOREST PRODUCTS & PAPER – 1.22%
MeadWestvaco Corp.	18,398	288,113
Plum Creek Timber Co. Inc.	19,062	658,020

		946,133

GAS – 0.59%
Energen Corp.	7,429	268,336
Piedmont Natural Gas Co.	7,857	191,868

		460,204

HAND & MACHINE TOOLS – 0.55%
Lincoln Electric Holdings Inc.	4,624	205,907
Snap-On Inc.	6,546	222,040

		427,947

HEALTH CARE - PRODUCTS – 0.68%
Beckman Coulter Inc.	7,146	375,594
Kinetic Concepts Inc.[a]	6,011	148,832

		524,426

HEALTH CARE - SERVICES – 2.91%
Community Health Systems Inc.[a]	10,641	243,040
Humana Inc.[a]	19,441	559,512
Lincare Holdings Inc.[a]	8,478	204,574
Quest Diagnostics Inc.	16,793	861,985
Tenet Healthcare Corp.[a]	54,633	122,924
Universal Health Services Inc. Class B	5,377	271,001

		2,263,036

HOLDING COMPANIES - DIVERSIFIED – 0.18%
Walter Energy Inc.	6,216	141,725

		141,725

HOME BUILDERS – 0.76%
NVR Inc.[a]	563	284,523
Toll Brothers Inc.[a]	15,030	304,508

		589,031

INSURANCE – 1.99%
Alleghany Corp.[a]	690	175,025
Arch Capital Group Ltd.[a]	5,674	327,844
Arthur J. Gallagher & Co.	10,827	243,391
Axis Capital Holdings Ltd.	16,180	398,675

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2009

Security	Shares	Value
Markel Corp.[a]	1,122	$322,014
Odyssey Re Holdings Corp.	2,032	77,805

		1,544,754

INTERNET – 1.23%
Check Point Software Technologies Ltd.[a]	19,477	451,282
Expedia Inc.[a]	23,799	323,904
IAC/InterActiveCorp.[a]	11,088	177,630

		952,816

IRON & STEEL – 0.77%
Allegheny Technologies Inc.	10,489	343,305
Reliance Steel & Aluminum Co.	7,310	257,531

		600,836

LODGING – 1.69%
Marriott International Inc. Class A	34,766	819,087
MGM MIRAGE[a,b]	10,906	91,392
Starwood Hotels & Resorts Worldwide Inc.	19,302	402,640

		1,313,119

MACHINERY – 2.89%
AGCO Corp.[a]	10,426	253,352
Cummins Inc.	20,893	710,362
Flowserve Corp.	6,450	437,955
IDEX Corp.	9,411	237,628
Rockwell Automation Inc.	14,459	456,760
Terex Corp.[a]	10,817	149,275

		2,245,332

MANUFACTURING – 5.91%
AptarGroup Inc.	7,298	226,457
Cooper Industries Ltd. Class A	19,858	651,144
Dover Corp.	21,211	652,875
Harsco Corp.	9,582	263,984
ITT Corp.	20,741	850,588
Leggett & Platt Inc.	17,819	255,881
Pall Corp.	13,527	357,248
Parker Hannifin Corp.	18,382	833,624
Pentair Inc.	11,377	303,083
Teleflex Inc.	4,512	193,926

		4,588,810

MEDIA – 2.78%
Cablevision NY Group Class A	26,695	458,086
Dish Network Corp. Class Aa	23,967	317,563

Security	Shares	Value
McGraw-Hill Companies Inc. (The)	36,636	$1,104,575
Washington Post Co. (The) Class B	670	280,455

		2,160,679

MINING – 0.97%
Compass Minerals International Inc.	3,692	178,028
Titanium Metals Corp.	11,294	76,686
Vulcan Materials Co.	10,416	495,281

		749,995

OIL & GAS – 3.71%
Cabot Oil & Gas Corp.	11,714	353,646
Cimarex Energy Co.	9,422	253,452
ENSCO International Inc.	16,168	457,231
EXCO Resources Inc.[a]	19,478	229,451
Nabors Industries Ltd.[a]	32,548	495,055
Pioneer Natural Resources Co.	13,416	310,178
Pride International Inc.[a]	19,741	448,121
Rowan Companies Inc.	11,945	186,461
Unit Corp.[a]	5,382	146,875

		2,880,470

OIL & GAS SERVICES – 0.60%
BJ Services Co.	33,535	465,801

		465,801

PACKAGING & CONTAINERS – 2.06%
Ball Corp.	10,781	406,659
Crown Holdings Inc.[a]	18,227	401,905
Owens-Illinois Inc.[a]	19,078	465,312
Pactiv Corp.[a]	14,862	324,883

		1,598,759

PHARMACEUTICALS – 4.36%
AmerisourceBergen Corp.	17,410	585,672
Forest Laboratories Inc.[a]	34,401	746,158
Hospira Inc.[a]	18,190	597,905
King Pharmaceuticals Inc.[a]	28,042	220,971
Mylan Inc.[a,b]	34,492	457,019
Omnicare Inc.	12,173	312,968
Warner Chilcott Ltd. Class Aa	9,676	94,728
Watson Pharmaceuticals Inc.[a]	11,914	368,619

		3,384,040

PIPELINES – 0.75%
Questar Corp.	19,637	583,612

		583,612

28	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2009

Security	Shares	Value
REAL ESTATE INVESTMENT TRUSTS – 7.86%
Alexandria Real Estate Equities Inc.	4,432	$161,679
AvalonBay Communities Inc.	9,083	516,005
Boston Properties Inc.	13,569	670,580
BRE Properties Inc. Class A	5,834	143,341
Douglas Emmett Inc.	10,589	101,337
Equity Residential	30,917	707,690
Essex Property Trust Inc.[b]	3,055	193,962
Federal Realty Investment Trust	6,698	369,730
HCP Inc.	28,818	632,555
Health Care REIT Inc.	12,666	431,531
Kimco Realty Corp.	36,893	443,454
Nationwide Health Properties Inc.	11,706	289,021
Realty Income Corp.[b]	11,886	265,414
Regency Centers Corp.	7,889	295,443
SL Green Realty Corp.[b]	6,507	114,914
Taubman Centers Inc.	6,008	143,111
UDR Inc.	15,573	156,820
Ventas Inc.	16,346	468,149

		6,104,736

RETAIL – 7.84%
Abercrombie & Fitch Co. Class A	9,939	268,949
Advance Auto Parts Inc.	10,781	471,669
AutoZone Inc.[a]	3,947	656,741
Bed Bath & Beyond Inc.[a]	29,937	910,684
Big Lots Inc.[a]	9,301	257,080
BJ’s Wholesale Club Inc.[a]	6,810	227,045
Burger King Holdings Inc.	10,479	171,227
Dollar Tree Inc.[a]	10,257	434,281
Family Dollar Stores Inc.	15,110	501,501
Foot Locker Inc.	17,674	210,144
PetSmart Inc.	14,524	332,309
Ross Stores Inc.	14,792	561,208
Sears Holdings Corp.[a,b]	6,799	424,734
Tiffany & Co.	14,146	409,385
Wendy’s/Arby’s Group Inc. Class A	50,229	251,145

		6,088,102

SAVINGS & LOANS – 0.12%
Capitol Federal Financial	2,437	94,946

		94,946

Security	Shares	Value
SEMICONDUCTORS – 6.59%
Analog Devices Inc.	33,091	$704,176
Atmel Corp.[a]	51,216	196,669
Intersil Corp. Class A	14,142	164,047
KLA-Tencor Corp.	19,317	535,854
Linear Technology Corp.	23,506	511,961
LSI Corp.[a]	73,776	283,300
Marvell Technology Group Ltd.[a]	54,925	603,077
Microchip Technology Inc.	20,748	477,204
Micron Technology Inc.[a]	87,121	425,150
National Semiconductor Corp.	26,165	323,661
ON Semiconductor Corp.[a]	46,392	251,445
Xilinx Inc.	31,531	644,494

		5,121,038

SOFTWARE – 3.42%
CA Inc.	46,941	809,732
Fidelity National Information Services Inc.	21,640	386,274
Fiserv Inc.[a]	18,267	681,724
IMS Health Inc.	20,662	259,515
Metavante Technologies Inc.[a]	10,172	239,958
Total System Services Inc.	22,510	280,700

		2,657,903

TELECOMMUNICATIONS – 0.85%
Amdocs Ltd.[a]	21,610	452,297
Level 3 Communications Inc.[a,b]	184,212	206,317

		658,614

TOYS, GAMES & HOBBIES – 0.49%
Hasbro Inc.	14,327	381,958

		381,958

TRANSPORTATION – 0.46%
J.B. Hunt Transport Services Inc.	12,680	356,562

		356,562

WATER – 0.51%
American Water Works Co. Inc.	6,627	119,286
Aqua America Inc.	15,243	279,709

		398,995

TOTAL COMMON STOCKS (Cost: $102,825,201)		77,544,269

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2009

Security	Shares	Value
SHORT-TERM INVESTMENTS – 2.64%

MONEY MARKET FUNDS – 2.64%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	1,693,013	$1,693,013
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	264,594	264,594
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	91,901	91,901

		2,049,508

TOTAL SHORT-TERM INVESTMENTS (Cost: $2,049,508)		2,049,508

TOTAL INVESTMENTS IN SECURITIES – 102.49% (Cost: $104,874,709)		79,593,777

Other Assets, Less Liabilities – (2.49)%		(1,934,453)

NET ASSETS – 100.00%		$77,659,324

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

30	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.93%

AEROSPACE & DEFENSE – 1.58%
Alliant Techsystems Inc.[a]	10,107	$805,023
Rockwell Collins Inc.	48,917	1,875,967
Spirit AeroSystems Holdings Inc. Class Aa	31,680	403,920

		3,084,910

APPAREL – 1.97%
Coach Inc.[a]	99,325	2,433,462
Guess? Inc.	18,742	488,042
Polo Ralph Lauren Corp.	17,131	922,333

		3,843,837

BEVERAGES – 0.47%
Hansen Natural Corp.[a]	22,654	923,377

		923,377

BIOTECHNOLOGY – 4.58%
Abraxis BioScience Inc.[a]	1,862	90,307
Alexion Pharmaceuticals Inc.[a]	24,045	803,584
Bio-Rad Laboratories Inc. Class Aa	5,812	405,038
Charles River Laboratories International Inc.[a]	20,988	580,318
Illumina Inc.[a,b]	38,262	1,429,086
Life Technologies Corp.[a]	53,429	1,992,902
Millipore Corp.[a]	16,870	997,017
Myriad Genetics Inc.[a]	28,751	1,115,251
Vertex Pharmaceuticals Inc.[a]	49,888	1,537,548

		8,951,051

BUILDING MATERIALS – 0.55%
Martin Marietta Materials Inc.	12,751	1,071,466

		1,071,466

CHEMICALS – 2.30%
Airgas Inc.	21,578	930,443
Ecolab Inc.	54,596	2,104,676
Sigma-Aldrich Corp.	33,367	1,462,809

		4,497,928

COAL – 1.14%
Alpha Natural Resources Inc.[a]	21,727	444,969
CONSOL Energy Inc.	56,756	1,775,328

		2,220,297

Security	Shares	Value
COMMERCIAL SERVICES – 4.57%
Alliance Data Systems Corp.[a,b]	19,951	$835,348
Corrections Corp. of America[a]	38,620	545,701
DeVry Inc.	19,143	814,726
FTI Consulting Inc.[a]	15,722	862,823
Genpact Ltd.[a]	17,940	160,742
Iron Mountain Inc.[a,b]	56,288	1,603,645
ITT Educational Services Inc.[a,b]	12,044	1,213,674
Monster Worldwide Inc.[a]	38,117	526,015
Morningstar Inc.[a]	5,650	224,135
Pharmaceutical Product Development Inc.	32,180	631,050
Strayer Education Inc.	4,392	831,889
Watson Wyatt Worldwide Inc. Class A	13,099	694,902

		8,944,650

COMPUTERS – 2.75%
Cognizant Technology Solutions Corp. Class Aa	88,896	2,203,732
FactSet Research Systems Inc.[b]	13,402	718,213
IHS Inc. Class Aa	14,715	608,612
NetApp Inc.[a]	101,089	1,849,929

		5,380,486

COSMETICS & PERSONAL CARE – 0.31%
Alberto-Culver Co.	27,082	603,658

		603,658

DISTRIBUTION & WHOLESALE – 0.84%
Fastenal Co.	43,017	1,650,132

		1,650,132

DIVERSIFIED FINANCIAL SERVICES – 3.15%
Eaton Vance Corp.	35,631	975,220
IntercontinentalExchange Inc.[a]	22,349	1,957,772
Janus Capital Group Inc.	48,788	489,344
Lazard Ltd. Class A	23,498	641,495
NASDAQ OMX Group Inc. (The)[a]	48,763	937,712
TD Ameritrade Holding Corp.[a]	73,536	1,169,958

		6,171,501

ELECTRIC – 2.15%
Allegheny Energy Inc.	51,689	1,339,779
Calpine Corp.[a]	111,743	906,236

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2009

Security	Shares	Value
ITC Holdings Corp.	15,264	$664,442
NRG Energy Inc.[a]	72,283	1,299,648

		4,210,105

ELECTRICAL COMPONENTS & EQUIPMENT – 0.90%
AMETEK Inc.	32,770	1,055,522
SunPower Corp. Class Aa,b	13,523	370,260
SunPower Corp. Class Ba	12,992	329,477

		1,755,259

ELECTRONICS – 4.49%
Agilent Technologies Inc.[a]	108,220	1,976,097
Amphenol Corp. Class A	54,136	1,831,962
FLIR Systems Inc.[a]	43,026	954,317
Itron Inc.[a]	10,509	483,414
Mettler-Toledo International Inc.[a]	10,364	638,733
National Instruments Corp.	17,531	386,383
Trimble Navigation Ltd.[a]	37,143	796,346
Waters Corp.[a]	30,868	1,363,440
Woodward Governor Co.	17,692	353,132

		8,783,824

ENERGY - ALTERNATE SOURCES – 0.27%
Covanta Holding Corp.[a]	37,759	532,779

		532,779

ENGINEERING & CONSTRUCTION – 2.57%
AECOM Technology Corp.[a]	24,005	617,649
Fluor Corp.	56,126	2,125,492
Foster Wheeler AGa	39,039	840,510
Jacobs Engineering Group Inc.[a]	37,864	1,440,347

		5,023,998

ENTERTAINMENT – 0.78%
DreamWorks Animation SKG Inc. Class Aa	18,156	435,926
Penn National Gaming Inc.[a]	20,755	706,085
Scientific Games Corp. Class Aa,b	21,407	374,408

		1,516,419

ENVIRONMENTAL CONTROL – 0.97%
Stericycle Inc.[a]	26,741	1,258,966
Waste Connections Inc.[a]	24,641	635,245

		1,894,211

FOOD – 0.82%
Flowers Foods Inc.	26,473	611,526
Ralcorp Holdings Inc.[a]	17,438	996,756

		1,608,282

Security	Shares	Value
HEALTH CARE - PRODUCTS – 7.55%
C.R. Bard Inc.	30,747	$2,202,408
DENTSPLY International Inc.	43,079	1,232,921
Edwards Lifesciences Corp.[a]	17,378	1,101,418
Gen-Probe Inc.[a]	16,624	800,612
Henry Schein Inc.[a]	27,844	1,142,718
Hologic Inc.[a]	78,907	1,172,558
IDEXX Laboratories Inc.[a,b]	18,372	722,020
Immucor Inc.[a]	21,611	352,043
Intuitive Surgical Inc.[a,b]	12,089	1,737,552
Masimo Corp.[a]	14,814	428,125
Patterson Companies Inc.[a]	30,924	632,705
ResMed Inc.[a]	23,395	899,538
Steris Corp.	16,704	402,566
TECHNE Corp.	11,599	663,695
Varian Medical Systems Inc.[a]	38,486	1,284,278

		14,775,157

HEALTH CARE - SERVICES – 2.68%
Covance Inc.[a]	19,707	774,091
DaVita Inc.[a]	32,365	1,500,765
Laboratory Corp. of America Holdings[a]	33,463	2,146,651
MEDNAX Inc.[a]	14,096	506,046
Psychiatric Solutions Inc.[a]	16,156	313,265

		5,240,818

HOLDING COMPANIES - DIVERSIFIED – 0.58%
Leucadia National Corp.[a]	53,298	1,131,517

		1,131,517

HOUSEHOLD PRODUCTS & WARES – 1.83%
Church & Dwight Co. Inc.	21,648	1,177,868
Clorox Co. (The)	42,866	2,402,639

		3,580,507

INSURANCE – 0.35%
Brown & Brown Inc.	35,030	681,684

		681,684

INTERNET – 3.44%
Akamai Technologies Inc.[a]	52,204	1,149,532
Equinix Inc.[a,b]	9,942	698,227
F5 Networks Inc.[a]	24,797	676,214
McAfee Inc.[a]	46,771	1,755,783

32	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2009

Security	Shares	Value
Priceline.com Inc. [a]	12,544	$1,217,897
VeriSign Inc.[a]	60,095	1,236,755

		6,734,408

IRON & STEEL – 0.41%
Cliffs Natural Resources Inc.	35,082	808,991

		808,991

LODGING – 0.91%
Las Vegas Sands Corp.[a,b]	108,784	850,691
Wynn Resorts Ltd.[a,b]	23,631	927,044

		1,777,735

MACHINERY – 0.96%
Bucyrus International Inc.	23,144	502,456
Joy Global Inc.	31,596	805,698
Wabtec Corp.	14,995	571,909

		1,880,063

MANUFACTURING – 1.25%
CLARCOR Inc.	15,754	489,634
Donaldson Co. Inc.	20,851	687,874
Roper Industries Inc.	27,637	1,259,971

		2,437,479

MEDIA – 3.69%
Discovery Communications Inc. Class Aa	41,418	786,528
John Wiley & Sons Inc. Class A	15,255	517,144
Liberty Global Inc. Series Aa	44,707	737,218
Liberty Global Inc. Series Ca,b	43,600	713,296
Liberty Media Corp. - Liberty Entertainment Group Series Aa	152,507	3,713,545
Scripps Networks Interactive Inc. Class A	27,105	743,761

		7,211,492

OIL & GAS – 7.49%
Atwood Oceanics Inc.[a]	17,032	380,154
CNX Gas Corp.[a]	8,659	222,969
Comstock Resources Inc.[a]	14,224	490,159
Concho Resources Inc.[a]	19,269	528,356
Continental Resources Inc.[a]	9,662	225,608
Denbury Resources Inc.[a]	75,503	1,229,189
EQT Corp.	40,123	1,349,336
Helmerich & Payne Inc.	29,544	910,546
Noble Corp.	81,768	2,234,719

Security	Shares	Value
Petrohawk Energy Corp.[a]	84,913	$2,003,947
Plains Exploration & Production Co.[a]	33,225	626,956
Quicksilver Resources Inc.[a,b]	36,647	297,940
Range Resources Corp.	47,713	1,907,089
SandRidge Energy Inc.[a]	29,126	237,668
Ultra Petroleum Corp.[a]	46,983	2,010,872

		14,655,508

OIL & GAS SERVICES – 3.31%
Cameron International Corp.[a]	67,255	1,720,383
Core Laboratories NVb	7,107	591,516
Dresser-Rand Group Inc.[a]	25,328	623,829
FMC Technologies Inc.[a]	38,651	1,323,024
Smith International Inc.	67,689	1,749,761
Superior Energy Services Inc.[a]	23,965	460,368

		6,468,881

PACKAGING & CONTAINERS – 0.17%
Greif Inc. Class A	7,370	333,640

		333,640

PHARMACEUTICALS – 2.06%
BioMarin Pharmaceutical Inc.[a]	30,774	395,754
Cephalon Inc.[a,b]	21,177	1,389,423
Endo Pharmaceuticals Holdings Inc.[a]	32,149	531,744
OSI Pharmaceuticals Inc.[a]	17,679	593,484
Perrigo Co.	26,150	677,808
United Therapeutics Corp.[a]	7,178	450,850

		4,039,063

REAL ESTATE – 0.36%
St. Joe Co. (The)[a]	28,348	705,298

		705,298

REAL ESTATE INVESTMENT TRUSTS – 0.40%
Digital Realty Trust Inc.[b]	21,675	780,517

		780,517

RETAIL – 2.62%
CarMax Inc.[a,b]	61,100	779,636
Copart Inc.[a,b]	19,140	600,805
GameStop Corp. Class Aa	47,166	1,422,527
O’Reilly Automotive Inc.[a,b]	41,373	1,607,341
Urban Outfitters Inc.[a]	36,812	717,466

		5,127,775

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2009

Security	Shares	Value
SAVINGS & LOANS – 1.55%
Hudson City Bancorp Inc.	149,056	$1,872,143
People’s United Financial Inc.	52,943	826,970
TFS Financial Corp.	29,059	340,862

		3,039,975

SEMICONDUCTORS – 4.44%
Altera Corp.	92,687	1,511,725
Broadcom Corp. Class Aa	131,833	3,057,207
Lam Research Corp.[a,b]	38,632	1,077,060
MEMC Electronic Materials Inc.[a]	69,822	1,131,116
NVIDIA Corp.[a]	166,164	1,907,563

		8,684,671

SOFTWARE – 9.33%
ANSYS Inc.[a]	27,753	766,538
Autodesk Inc.[a]	70,012	1,396,039
BMC Software Inc.[a]	57,128	1,980,628
Cerner Corp.[a,b]	19,711	1,060,452
Citrix Systems Inc.[a]	56,200	1,603,386
Dun & Bradstreet Corp. (The)	16,667	1,356,694
Electronic Arts Inc.[a]	99,569	2,026,229
Global Payments Inc.	24,661	790,632
Intuit Inc.[a]	91,200	2,109,456
Nuance Communications Inc.[a]	67,528	901,499
Red Hat Inc.[a]	58,920	1,017,548
Salesforce.com Inc.[a,b]	31,911	1,366,110
SEI Investments Co.	43,188	605,928
Sybase Inc.[a]	25,055	850,868
VMware Inc. Class Aa,b	16,029	418,036

		18,250,043

TELECOMMUNICATIONS – 3.78%
Crown Castle International Corp.[a]	75,238	1,844,836
Harris Corp.	41,637	1,273,259
Leap Wireless International Inc.[a]	16,571	597,716
MetroPCS Communications Inc.[a,b]	75,995	1,298,755
NII Holdings Inc.[a]	51,216	827,651
Polycom Inc.[a]	25,725	479,514
SBA Communications Corp. Class Aa,b	36,036	908,107
United States Cellular Corp.[a]	4,958	168,572

		7,398,410

TOYS, GAMES & HOBBIES – 0.24%
Marvel Entertainment Inc.[a]	16,039	478,604

		478,604

Security	Shares	Value
TRANSPORTATION – 3.37%
C.H. Robinson Worldwide Inc.	52,486	$2,790,156
Expeditors International Washington Inc.	65,900	2,287,389
Kansas City Southern Industries Inc.[a]	28,192	429,928
Kirby Corp.[a]	16,606	512,461
Landstar System Inc.	15,993	569,511

		6,589,445

TOTAL COMMON STOCKS (Cost: $271,029,811)		195,479,851

SHORT-TERM INVESTMENTS – 11.25%

MONEY MARKET FUNDS – 11.25%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	18,916,355	18,916,355
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	2,956,361	2,956,361
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	128,284	128,284

		22,001,000

TOTAL SHORT-TERM INVESTMENTS (Cost: $22,001,000)		22,001,000

TOTAL INVESTMENTS IN SECURITIES – 111.18% (Cost: $293,030,811)		217,480,851

Other Assets, Less Liabilities – (11.18)%		(21,867,485)

NET ASSETS – 100.00%		$195,613,366

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

34	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.80%

ADVERTISING – 0.50%
Interpublic Group of Companies Inc. (The)[a]	55,475	$347,273

		347,273

AGRICULTURE – 0.97%
Bunge Ltd.	14,002	672,236

		672,236

AIRLINES – 1.15%
AMR Corp.[a]	32,223	153,381
Continental Airlines Inc. Class Ba	14,366	151,130
Delta Air Lines Inc.[a]	80,874	498,993

		803,504

AUTO MANUFACTURERS – 2.95%
Ford Motor Co.[a]	323,785	1,936,234
General Motors Corp.[b]	62,189	119,403

		2,055,637

BANKS – 6.37%
Associated Banc-Corp.	13,936	215,590
BancorpSouth Inc.	8,984	208,878
Bank of Hawaii Corp.	5,532	194,394
Comerica Inc.	17,537	367,926
Commerce Bancshares Inc.	7,136	236,202
Discover Financial Services	55,539	451,532
Fifth Third Bancorp	61,352	251,543
First Horizon National Corp.	24,468	281,627
FirstMerit Corp.	8,715	169,158
Fulton Financial Corp.	20,176	133,363
Huntington Bancshares Inc.	42,861	119,582
KeyCorp	57,551	353,939
M&T Bank Corp.	9,144	479,603
Marshall & Ilsley Corp.	28,146	162,684
Regions Financial Corp.	80,758	362,603
Synovus Financial Corp.	31,841	102,846
TCF Financial Corp.	14,422	200,610
Zions Bancorporation[b]	13,509	147,653

		4,439,733

BEVERAGES – 3.11%
Coca-Cola Enterprises Inc.	37,046	632,005
Constellation Brands Inc. Class Aa	22,643	262,432
Dr Pepper Snapple Group Inc.[a]	29,482	610,572

Security	Shares	Value
Pepsi Bottling Group Inc.	15,221	$475,961
PepsiAmericas Inc.	7,423	182,383

		2,163,353

BUILDING MATERIALS – 0.54%
Masco Corp.	42,269	374,503

		374,503

CHEMICALS – 2.48%
Celanese Corp. Series A	16,734	348,737
Eastman Chemical Co.	7,929	314,623
PPG Industries Inc.	19,203	845,892
RPM International Inc.	14,875	205,572
Valhi Inc.	1,310	13,938

		1,728,762

COMMERCIAL SERVICES – 0.55%
Hertz Global Holdings Inc.[a]	15,615	106,182
R.R. Donnelley & Sons Co.	23,719	276,326

		382,508

COMPUTERS – 2.98%
Computer Sciences Corp.[a]	17,544	648,426
Lexmark International Inc. Class Aa	9,049	177,541
Seagate Technology	56,485	460,918
Sun Microsystems Inc.[a]	85,955	787,348

		2,074,233

DISTRIBUTION & WHOLESALE – 1.25%
Genuine Parts Co.	18,556	630,162
Ingram Micro Inc. Class Aa	16,608	241,148

		871,310

DIVERSIFIED FINANCIAL SERVICES – 1.33%
Ameriprise Financial Inc.	25,217	664,468
SLM Corp.[a]	54,478	263,129

		927,597

ELECTRIC – 13.09%
Alliant Energy Corp.	12,768	285,492
Ameren Corp.	24,376	561,136
CenterPoint Energy Inc.	35,591	378,688
CMS Energy Corp.	25,991	312,412
Constellation Energy Group Inc.	20,688	498,167
DTE Energy Co.	19,049	563,279
Great Plains Energy Inc.	13,733	198,717
Hawaiian Electric Industries Inc.	10,403	161,663
Integrys Energy Group Inc.	8,889	234,758

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2009

Security	Shares	Value
MDU Resources Group Inc.	19,484	$342,334
Northeast Utilities	20,086	422,208
NSTAR	12,386	389,044
NV Energy Inc.	27,039	277,150
OGE Energy Corp.	11,062	284,404
Pepco Holdings Inc.	25,024	299,037
Pinnacle West Capital Corp.	11,652	319,032
Progress Energy Inc.	30,353	1,035,644
Reliant Energy Inc.[a]	40,680	201,773
SCANA Corp.	12,635	381,830
TECO Energy Inc.	23,011	243,686
Westar Energy Inc.	12,519	219,458
Wisconsin Energy Corp.	13,613	543,975
Xcel Energy Inc.	52,149	961,628

		9,115,515

ELECTRICAL COMPONENTS & EQUIPMENT – 0.27%
Hubbell Inc. Class B	5,663	188,012

		188,012

ELECTRONICS – 0.72%
Arrow Electronics Inc.[a]	13,865	315,290
Jabil Circuit Inc.	22,916	185,620

		500,910

ENTERTAINMENT – 0.17%
Regal Entertainment Group Class A	9,176	119,839

		119,839

FOOD – 1.80%
Corn Products International Inc.	8,563	204,656
Hormel Foods Corp.	8,502	266,028
SUPERVALU Inc.	24,683	403,567
Tyson Foods Inc. Class A	35,724	376,531

		1,250,782

FOREST PRODUCTS & PAPER – 2.64%
International Paper Co.	49,903	631,772
Rayonier Inc.	9,097	351,326
Weyerhaeuser Co.	24,331	857,911

		1,841,009

GAS – 2.51%
AGL Resources Inc.	8,926	278,223
Atmos Energy Corp.	10,692	264,199
Nicor Inc.	5,218	167,707
NiSource Inc.	31,757	349,009

Security	Shares	Value
Southern Union Co.	12,174	$193,688
UGI Corp.	12,459	285,809
Vectren Corp.	9,350	207,290

		1,745,925

HAND & MACHINE TOOLS – 0.90%
Black & Decker Corp. (The)	6,943	279,803
Stanley Works (The)	9,065	344,742

		624,545

HEALTH CARE - SERVICES – 0.39%
Coventry Health Care Inc.[a]	17,284	274,988

		274,988

HOME BUILDERS – 1.01%
D.R. Horton Inc.	32,210	420,341
Pulte Homes Inc.	24,403	280,879

		701,220

HOME FURNISHINGS – 0.56%
Whirlpool Corp.	8,576	387,292

		387,292

HOUSEHOLD PRODUCTS & WARES – 1.44%
Avery Dennison Corp.	10,922	313,898
Fortune Brands Inc.	17,454	686,117

		1,000,015

HOUSEWARES – 0.48%
Newell Rubbermaid Inc.	32,285	337,378

		337,378

INSURANCE – 14.96%
American Financial Group Inc.	8,997	158,167
American International Group Inc.[b]	274,439	378,726
American National Insurance Co.	1,838	124,745
Aspen Insurance Holdings Ltd.	8,765	206,679
Assurant Inc.	13,689	334,559
CIGNA Corp.	31,640	623,624
Cincinnati Financial Corp.	17,662	423,005
CNA Financial Corp.	3,451	41,308
Endurance Specialty Holdings Ltd.	5,937	155,312
Erie Indemnity Co. Class A	3,739	132,061
Everest Re Group Ltd.	6,787	506,582
Fidelity National Financial Inc. Class A	24,608	446,143
First American Corp.	9,486	266,367
Genworth Financial Inc. Class A	50,473	119,116
Hanover Insurance Group Inc. (The)	6,021	180,510

36	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2009

Security	Shares	Value
Hartford Financial Services Group Inc. (The)	37,803	$433,600
HCC Insurance Holdings Inc.	13,340	319,093
Lincoln National Corp.	29,644	333,199
MBIA Inc.[a]	27,207	128,689
Mercury General Corp.	3,071	103,738
Old Republic International Corp.	26,804	251,153
PartnerRe Ltd.	6,399	436,348
Principal Financial Group Inc.	27,879	455,543
Progressive Corp. (The)[a]	73,692	1,126,014
Reinsurance Group of America Inc.	8,385	266,559
RenaissanceRe Holdings Ltd.	7,111	346,021
StanCorp Financial Group Inc.	5,685	155,940
Torchmark Corp.	9,928	291,188
Transatlantic Holdings Inc.	3,079	116,786
Unum Group	38,538	629,711
W.R. Berkley Corp.	16,373	391,478
White Mountains Insurance Group Ltd.	887	169,701
XL Capital Ltd. Class A	38,367	364,870

		10,416,535

INTERNET – 0.50%
Liberty Media Corp. - Liberty Interactive Group Series Aa	65,490	347,097

		347,097

IRON & STEEL – 0.89%
Steel Dynamics Inc.	21,181	263,703
United States Steel Corp.[b]	13,472	357,682

		621,385

LEISURE TIME – 1.19%
Harley-Davidson Inc.	27,078	600,048
Royal Caribbean Cruises Ltd.	15,681	230,981

		831,029

MANUFACTURING – 3.33%
Eastman Kodak Co.	31,491	96,048
Eaton Corp.	19,030	833,514
Ingersoll-Rand Co. Ltd. Class A	36,818	801,528
SPX Corp.	6,282	290,040
Textron Inc.	27,979	300,215

		2,321,345

Security	Shares	Value
MEDIA – 1.25%
CBS Corp. Class B	67,775	$477,136
Discovery Communications Inc. Class Ca	16,270	285,050
Gannett Co. Inc.[b]	26,970	105,453

		867,639

OFFICE & BUSINESS EQUIPMENT – 1.74%
Pitney Bowes Inc.	24,160	592,886
Xerox Corp.	101,490	620,104

		1,212,990

OIL & GAS – 2.04%
Forest Oil Corp.[a]	10,202	163,232
Newfield Exploration Co.[a]	15,300	477,054
Patterson-UTI Energy Inc.	18,031	229,174
Sunoco Inc.	13,647	361,782
Whiting Petroleum Corp.[a]	5,856	191,843

		1,423,085

OIL & GAS SERVICES – 0.37%
Tidewater Inc.	5,970	258,203

		258,203

PACKAGING & CONTAINERS – 1.58%
Bemis Co. Inc.	11,647	279,994
Packaging Corp. of America	11,914	189,075
Sealed Air Corp.	18,311	349,008
Sonoco Products Co.	11,519	281,179

		1,099,256

PIPELINES – 1.61%
El Paso Corp.	82,092	566,435
National Fuel Gas Co.	7,863	257,199
ONEOK Inc.	11,316	296,140

		1,119,774

REAL ESTATE INVESTMENT TRUSTS – 5.02%
AMB Property Corp.	16,117	307,674
Annaly Capital Management Inc.	62,429	878,376
Camden Property Trust	6,129	166,280
CapitalSource Inc.	26,826	82,892
Developers Diversified Realty Corp.	14,759	60,955
Duke Realty Corp.	24,507	239,433
Host Hotels & Resorts Inc.	60,710	466,860
Liberty Property Trust	11,408	277,671
Macerich Co. (The)[b]	8,871	155,509

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2009

Security	Shares	Value
ProLogis	48,417	$441,079
Senior Housing Properties Trust	13,982	229,165
Weingarten Realty Investors	12,402	192,727

		3,498,621

RETAIL – 4.33%
American Eagle Outfitters Inc.	20,550	304,551
Darden Restaurants Inc.	14,620	540,501
J.C. Penney Co. Inc.	22,678	695,988
Limited Brands Inc.	31,875	364,013
Macy’s Inc.	48,869	668,528
Nordstrom Inc.	19,574	442,960

		3,016,541

SAVINGS & LOANS – 1.10%
Astoria Financial Corp.	10,163	83,946
First Niagara Financial Group Inc.	16,905	228,894
New York Community Bancorp Inc.	40,029	452,728

		765,568

SEMICONDUCTORS – 1.05%
Advanced Micro Devices Inc.[a]	64,258	231,971
Maxim Integrated Products Inc.	36,772	498,261

		730,232

SOFTWARE – 0.45%
Broadridge Financial Solutions Inc.	16,276	314,941

		314,941

TELECOMMUNICATIONS – 6.07%
CenturyTel Inc.	11,601	314,967
Embarq Corp.	16,589	606,494
Frontier Communications Corp.	36,321	258,242
Qwest Communications International Inc.	162,108	630,600
Sprint Nextel Corp.[a]	322,786	1,407,347
Telephone and Data Systems Inc.	6,145	176,177
Telephone and Data Systems Inc. Special	5,740	148,322
Virgin Media Inc.	34,130	263,484
Windstream Corp.	51,088	424,030

		4,229,663

TEXTILES – 1.00%
Cintas Corp.	15,401	395,190
Mohawk Industries Inc.[a]	6,388	302,216

		697,406

Security	Shares	Value
TOYS, GAMES & HOBBIES – 0.90%
Mattel Inc.	42,051	$629,083

		629,083

TRANSPORTATION – 0.26%
Ryder System Inc.	6,425	177,908

		177,908

TOTAL COMMON STOCKS
(Cost: $105,989,392)		69,506,380

SHORT-TERM INVESTMENTS – 1.02%

MONEY MARKET FUNDS – 1.02%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	571,972	571,972
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	89,391	89,391
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	50,525	50,525

		711,888

TOTAL SHORT-TERM INVESTMENTS
(Cost: $711,888)		711,888

TOTAL INVESTMENTS IN SECURITIES – 100.82%
(Cost: $106,701,280)		70,218,268

Other Assets, Less Liabilities – (0.82)%		(571,207)

NET ASSETS – 100.00%		$69,647,061

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

38	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.85%

AEROSPACE & DEFENSE – 1.75%
AAR Corp.[a,b]	14,431	$217,475
BE Aerospace Inc.[a]	36,747	396,500
Kaman Corp.	9,371	158,464
Moog Inc. Class Aa	14,267	382,070
Triumph Group Inc.	6,121	252,981

		1,407,490

AGRICULTURE – 0.24%
Vector Group Ltd.[b]	14,183	191,187

		191,187

APPAREL – 2.00%
Carter’s Inc.[a]	20,867	446,137
Gymboree Corp.[a]	10,773	370,591
SKECHERS U.S.A. Inc. Class Aa	12,202	142,763
Timberland Co. Class Aa	16,947	275,219
Wolverine World Wide Inc.	18,180	378,689

		1,613,399

AUTO PARTS & EQUIPMENT – 0.51%
WABCO Holdings Inc.	25,907	414,253

		414,253

BANKS – 3.57%
BancFirst Corp.	2,605	111,234
Bank Mutual Corp.	17,906	183,895
Bank of the Ozarks Inc.	4,639	115,186
Boston Private Financial Holdings Inc.	21,145	97,478
First Busey Corp.[b]	10,290	80,571
First Financial Bankshares Inc.	6,548	322,685
First Financial Corp.	3,700	137,270
Glacier Bancorp Inc.	21,940	336,121
Hancock Holding Co.	9,752	369,308
Home Bancshares Inc.	5,849	128,970
IBERIABANK Corp.	5,688	259,828
Prosperity Bancshares Inc.	16,974	471,368
Sterling Financial Corp.	19,036	60,725
UCBH Holdings Inc.	40,694	52,088
Wintrust Financial Corp.	8,734	148,478

		2,875,205

Security	Shares	Value
BIOTECHNOLOGY – 0.72%
Acorda Therapeutics Inc.[a]	13,896	$275,558
GTx Inc.[a]	6,510	63,993
InterMune Inc.[a]	12,587	170,428
Sequenom Inc.[a,b]	19,224	69,591

		579,570

BUILDING MATERIALS – 2.32%
Eagle Materials Inc.	16,045	446,051
Lennox International Inc.	19,351	617,103
Simpson Manufacturing Co. Inc.[b]	13,956	310,661
Texas Industries Inc.[b]	8,586	274,580
Universal Forest Products Inc.	6,568	220,422

		1,868,817

CHEMICALS – 2.53%
A. Schulman Inc.	8,615	135,169
Arch Chemicals Inc.	9,158	221,440
Ferro Corp.	16,048	44,453
H.B. Fuller Co.	17,827	314,825
Minerals Technologies Inc.	6,971	259,252
NewMarket Corp.	4,020	253,260
OM Group Inc.[a]	11,223	312,673
PolyOne Corp.[a]	31,464	86,211
Sensient Technologies Corp.	17,458	408,168

		2,035,451

COAL – 0.15%
Patriot Coal Corp.[a]	19,538	123,089

		123,089

COMMERCIAL SERVICES – 6.53%
Aaron’s Inc.	16,660	559,110
ABM Industries Inc.	16,770	293,810
Administaff Inc.	8,371	223,171
Career Education Corp.[a]	33,002	727,364
Chemed Corp.	8,302	351,424
Corporate Executive Board Co. (The)	12,702	219,491
DynCorp International Inc.[a]	9,196	140,239
Euronet Worldwide Inc.[a]	17,571	284,299
First Advantage Corp. Class Aa	3,533	50,663
Korn/Ferry International[a]	16,548	175,243
Landauer Inc.	3,408	180,556
Live Nation Inc.[a]	28,806	112,631

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2009

Security	Shares	Value
MAXIMUS Inc.	6,436	$259,564
McGrath RentCorp	8,740	184,764
MPS Group Inc.[a]	34,015	273,481
Rollins Inc.	19,013	342,234
RSC Holdings Inc.[a,b]	17,787	127,177
Stewart Enterprises Inc. Class A	30,376	106,012
TeleTech Holdings Inc.[a]	13,620	180,737
Viad Corp.	7,495	143,005
Wright Express Corp.[a]	14,310	327,413

		5,262,388

COMPUTERS – 4.07%
Brocade Communications Systems Inc.[a]	143,098	827,106
CACI International Inc. Class Aa	11,114	439,559
Cadence Design Systems Inc.[a]	95,052	530,390
Electronics For Imaging Inc.[a]	19,327	189,791
Mentor Graphics Corp.[a]	34,126	229,327
MTS Systems Corp.	6,251	132,084
Palm Inc.[a]	45,698	479,372
Perot Systems Corp. Class Aa	32,029	450,328

		3,277,957

DISTRIBUTION & WHOLESALE – 2.29%
Brightpoint Inc.[a]	18,722	97,542
Owens & Minor Inc.	15,166	525,957
Pool Corp.	17,669	315,568
ScanSource Inc.[a]	9,679	239,168
United Stationers Inc.[a]	8,603	281,576
Watsco Inc.	8,995	386,335

		1,846,146

DIVERSIFIED FINANCIAL SERVICES – 3.70%
AmeriCredit Corp.[a,b]	22,007	223,811
E*TRADE Financial Corp.[a,b]	162,761	232,748
GLG Partners Inc.	73,043	174,573
Interactive Brokers Group Inc. Class Aa	14,934	220,277
KBW Inc.[a]	12,246	296,231
Knight Capital Group Inc. Class Aa	33,564	519,906
MF Global Ltd.[a]	36,014	219,685
Nelnet Inc. Class Aa	10,555	63,647
Portfolio Recovery Associates Inc.[a,b]	5,619	196,496

Security	Shares	Value
SWS Group Inc.	10,053	$128,578
Waddell & Reed Financial Inc. Class A	31,293	701,276

		2,977,228

ELECTRICAL COMPONENTS & EQUIPMENT – 1.81%
Belden Inc.	17,101	275,668
EnerSys Inc.[a]	15,198	259,126
General Cable Corp.[a]	19,508	529,447
GrafTech International Ltd.[a]	44,373	390,039

		1,454,280

ELECTRONICS – 3.87%
Benchmark Electronics Inc.[a]	23,969	290,744
Brady Corp. Class A	18,093	381,220
Checkpoint Systems Inc.[a]	14,229	172,882
Cubic Corp.	5,868	168,470
Cymer Inc.[a]	10,915	310,095
Gentex Corp.	51,503	688,595
Plexus Corp.[a]	14,455	320,178
Rogers Corp.[a]	6,605	168,097
Thomas & Betts Corp.[a]	19,713	613,469

		3,113,750

ENERGY - ALTERNATE SOURCES – 0.10%
GT Solar International Inc.[a]	11,163	79,146

		79,146

ENGINEERING & CONSTRUCTION – 2.88%
EMCOR Group Inc.[a]	24,220	503,534
Granite Construction Inc.	11,676	460,618
Layne Christensen Co.[a]	7,039	152,465
Perini Corp.[a]	10,297	178,138
Shaw Group Inc. (The)[a]	30,663	1,028,130

		2,322,885

ENTERTAINMENT – 0.46%
Churchill Downs Inc.	3,794	132,069
International Speedway Corp. Class A	10,246	242,625

		374,694

ENVIRONMENTAL CONTROL – 0.36%
Mine Safety Appliances Co.	11,662	287,468

		287,468

40	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2009

Security	Shares	Value
FOOD – 3.77%
Cal-Maine Foods Inc.[b]	4,526	$119,803
J&J Snack Foods Corp.	5,117	198,335
Lance Inc.	11,532	267,081
M&F Worldwide Corp.[a]	4,508	71,903
Ruddick Corp.	15,646	401,476
Sanderson Farms Inc.	6,718	268,048
Spartan Stores Inc.	8,059	131,120
Tootsie Roll Industries Inc.[b]	8,670	211,115
TreeHouse Foods Inc.[a]	11,452	304,509
Whole Foods Market Inc.[b]	51,291	1,063,262

		3,036,652

FOREST PRODUCTS & PAPER – 0.87%
Deltic Timber Corp.	4,174	175,892
Rock-Tenn Co. Class A	13,999	528,602

		704,494

HAND & MACHINE TOOLS – 0.45%
Baldor Electric Co.	15,535	360,412

		360,412

HEALTH CARE - PRODUCTS – 1.09%
ABIOMED Inc.[a]	12,466	83,148
CONMED Corp.[a]	10,544	140,446
Cooper Companies Inc. (The)	16,717	480,614
Invacare Corp.	11,328	174,338

		878,546

HEALTH CARE - SERVICES – 2.87%
AMERIGROUP Corp.[a]	19,610	585,751
AmSurg Corp.[a]	11,531	236,847
Centene Corp.[a]	15,927	292,579
HealthSouth Corp.[a]	32,184	301,564
Magellan Health Services Inc.[a]	14,207	419,959
Molina Healthcare Inc.[a]	4,984	107,904
Sun Healthcare Group Inc.[a]	16,093	136,308
WellCare Health Plans Inc.[a]	15,365	230,629

		2,311,541

HOME BUILDERS – 0.40%
Thor Industries Inc.[b]	13,991	321,653

		321,653

Security	Shares	Value
HOUSEHOLD PRODUCTS & WARES – 1.39%
Scotts Miracle-Gro Co. (The) Class A	16,359	$552,443
Tupperware Brands Corp.	22,829	571,410

		1,123,853

INSURANCE – 1.18%
AmTrust Financial Services Inc.	15,251	139,242
Navigators Group Inc. (The)[a]	4,978	225,902
ProAssurance Corp.[a]	11,418	501,707
State Auto Financial Corp.	5,079	82,432

		949,283

INTERNET – 1.35%
Ariba Inc.[a]	31,661	304,262
Avocent Corp.[a]	16,414	237,018
NutriSystem Inc.	10,306	141,604
TIBCO Software Inc.[a]	64,514	407,729

		1,090,613

LEISURE TIME – 0.22%
Callaway Golf Co.	23,791	179,622

		179,622

LODGING – 0.46%
Choice Hotels International Inc.	12,461	372,958

		372,958

MACHINERY – 2.22%
Astec Industries Inc.[a]	6,293	193,950
Gardner Denver Inc.[a]	19,164	510,146
Graco Inc.	22,247	524,807
Manitowoc Co. Inc. (The)	48,334	287,587
Robbins & Myers Inc.	9,524	180,480
Tennant Co.	6,006	89,309

		1,786,279

MANUFACTURING – 2.08%
Actuant Corp. Class A	20,875	255,928
Acuity Brands Inc.	15,096	433,859
Ameron International Corp.	3,134	185,439
Barnes Group Inc.	16,026	226,928
Brink’s Co. (The)	14,574	413,173
Griffon Corp.[a]	18,222	157,985

		1,673,312

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2009

Security	Shares	Value
MEDIA – 0.49%
Liberty Media Corp. - Liberty Capital Group Series Aa	33,755	$394,934

		394,934

METAL FABRICATE & HARDWARE – 0.42%
CIRCOR International Inc.	6,197	159,449
Mueller Water Products Inc. Class A	42,251	177,032

		336,481

OIL & GAS – 2.30%
Berry Petroleum Co. Class A	14,751	243,097
Bill Barrett Corp.[a]	12,169	316,151
Crosstex Energy Inc.	16,925	33,342
Encore Acquisition Co.[a]	18,612	543,284
Mariner Energy Inc.[a]	32,858	373,924
Parker Drilling Co.[a]	41,659	114,979
Rosetta Resources Inc.[a]	18,976	133,781
W&T Offshore Inc.	9,996	92,763

		1,851,321

OIL & GAS SERVICES – 2.37%
Cal Dive International Inc.[a]	14,615	115,751
Exterran Holdings Inc.[a]	23,971	495,001
Hornbeck Offshore Services Inc.[a]	8,736	202,937
Key Energy Services Inc.[a]	44,886	197,050
Lufkin Industries Inc.	5,396	188,320
Newpark Resources Inc.[a]	32,583	91,232
SEACOR Holdings Inc.[a]	7,013	460,894
Tetra Technologies Inc.[a]	27,263	155,944

		1,907,129

PACKAGING & CONTAINERS – 0.53%
Silgan Holdings Inc.	9,257	430,358

		430,358

PHARMACEUTICALS – 1.81%
Allos Therapeutics Inc.[a]	24,228	148,518
Medicis Pharmaceutical Corp. Class A	20,948	336,634
NBTY Inc.[a]	20,778	538,358
Valeant Pharmaceuticals International[a]	25,841	433,095

		1,456,605

Security	Shares	Value
REAL ESTATE INVESTMENT TRUSTS – 7.64%
Acadia Realty Trust	12,883	$186,804
BioMed Realty Trust Inc.	29,791	339,915
Corporate Office Properties Trust	19,103	583,788
Cousins Properties Inc.	13,453	113,678
DCT Industrial Trust Inc.	63,202	279,353
EastGroup Properties Inc.	9,155	307,700
Entertainment Properties Trust	12,189	281,688
Extra Space Storage Inc.	31,618	224,804
Highwoods Properties Inc.	23,519	564,221
Home Properties Inc.	11,953	435,567
Kilroy Realty Corp.	12,284	264,597
LaSalle Hotel Properties	15,115	180,775
LTC Properties Inc.	7,741	139,415
Mid-America Apartment Communities Inc.	10,454	386,693
Omega Healthcare Investors Inc.	30,323	476,678
Post Properties Inc.	16,251	207,363
PS Business Parks Inc.	5,652	247,275
Saul Centers Inc.	4,213	134,142
Tanger Factory Outlet Centers Inc.	11,718	390,444
Washington Real Estate Investment Trust	19,374	413,247

		6,158,147

RETAIL – 6.43%
Bebe Stores Inc.	11,100	102,120
Buckle Inc. (The)	8,730	326,240
Casey’s General Stores Inc.	18,678	497,022
CEC Entertainment Inc.[a]	8,351	254,371
Cheesecake Factory Inc. (The)[a]	20,858	362,303
Chico’s FAS Inc.[a]	64,885	495,721
Children’s Place Retail Stores Inc. (The)[a]	8,896	253,002
Dress Barn Inc.[a]	16,369	247,827
Jack in the Box Inc.[a]	21,007	516,562
Men’s Wearhouse Inc. (The)	17,194	320,496
Nu Skin Enterprises Inc. Class A	19,287	247,259
Papa John’s International Inc.[a,b]	8,067	214,098
PriceSmart Inc.	5,317	94,908
Saks Inc.[a]	46,218	240,796
Sally Beauty Holdings Inc.[a]	30,985	229,289
Sonic Corp.[a]	22,380	244,390

42	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2009

Security	Shares	Value
Systemax Inc.[a,b]	4,106	$69,227
Talbots Inc. (The)	8,517	20,100
World Fuel Services Corp.	10,848	413,634
Zale Corp.[a]	8,776	32,647

		5,182,012

SAVINGS & LOANS – 0.53%
Brookline Bancorp Inc.	21,454	212,824
Kearny Financial Corp.	7,786	86,814
Northwest Bancorp Inc.	7,244	127,350

		426,988

SEMICONDUCTORS – 5.14%
Brooks Automation Inc.[a]	22,050	137,151
Emulex Corp.[a]	30,264	316,864
Integrated Device Technology Inc.[a]	63,030	342,253
Micrel Inc.	18,380	137,850
Novellus Systems Inc.[a]	36,863	665,746
QLogic Corp.[a,b]	44,834	635,746
Rambus Inc.[a]	38,957	466,705
Semtech Corp.[a]	22,341	322,157
Skyworks Solutions Inc.[a]	60,997	539,214
Teradyne Inc.[a]	62,166	369,266
TriQuint Semiconductor Inc.[a]	53,594	205,265

		4,138,217

SOFTWARE – 3.34%
American Reprographics Co.[a]	14,063	90,706
Compuware Corp.[a]	91,195	682,139
CSG Systems International Inc.[a]	12,862	186,499
JDA Software Group Inc.[a]	11,434	161,334
Lawson Software Inc.[a]	45,810	246,916
Parametric Technology Corp.[a]	42,778	476,975
Solera Holdings Inc.[a]	25,647	585,265
Take-Two Interactive Software Inc.	28,300	256,964

		2,686,798

TELECOMMUNICATIONS – 5.78%
ADTRAN Inc.	23,088	488,311
ARRIS Group Inc.[a]	45,089	481,100
Black Box Corp.	6,395	175,031
Ciena Corp.[a,b]	33,204	396,788
CommScope Inc.[a]	25,902	650,140
Harmonic Inc.[a]	35,068	257,048
Plantronics Inc.	18,023	229,613

Security	Shares	Value
Premiere Global Services Inc.[a]	20,893	$220,212
RF Micro Devices Inc.[a]	90,064	190,035
Sycamore Networks Inc.[a]	70,481	207,919
Syniverse Holdings Inc.[a]	25,307	318,868
Tekelec[a]	21,403	331,747
Tellabs Inc.[a]	134,798	706,342

		4,653,154

TEXTILES – 0.24%
UniFirst Corp.	5,267	196,406

		196,406

TRANSPORTATION – 3.17%
Bristow Group Inc.[a]	10,126	230,468
Con-way Inc.	17,124	424,333
Excel Maritime Carriers Ltd.[b]	14,520	103,237
Forward Air Corp.	10,578	176,335
Genco Shipping & Trading Ltd.	11,632	222,171
GulfMark Offshore Inc.[a]	8,206	220,577
Heartland Express Inc.	21,643	323,563
Hub Group Inc. Class Aa	13,597	312,731
Overseas Shipholding Group Inc.	7,958	228,474
Werner Enterprises Inc.	18,827	307,821

		2,549,710

TRUCKING & LEASING – 0.73%
Aircastle Ltd.	16,309	107,639
GATX Corp.	15,908	478,990

		586,629

WATER – 0.72%
California Water Service Group	7,100	277,113
PICO Holdings Inc.[a]	5,978	179,340
SJW Corp.	4,801	120,985

		577,438

TOTAL COMMON STOCKS (Cost: $105,886,262)		80,425,948

SHORT-TERM INVESTMENTS – 5.01%

MONEY MARKET FUNDS – 5.01%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	3,417,131	3,417,131

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2009

Security	Shares	Value
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	534,049	$534,049
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	86,959	86,959

		4,038,139

TOTAL SHORT-TERM INVESTMENTS (Cost: $4,038,139)		4,038,139

TOTAL INVESTMENTS IN SECURITIES – 104.86% (Cost: $109,924,401)		84,464,087

Other Assets, Less Liabilities – (4.86)%		(3,914,139)

NET ASSETS – 100.00%		$80,549,948

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

44	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.85%

ADVERTISING – 0.49%
Lamar Advertising Co. Class Aa,b	19,366	$327,285

		327,285

AEROSPACE & DEFENSE – 2.86%
AeroVironment Inc.[a]	4,242	100,366
Curtiss-Wright Corp.	13,349	426,768
Esterline Technologies Corp.[a]	8,738	230,246
HEICO Corp.	1,877	53,889
HEICO Corp. Class A	4,026	100,449
Orbital Sciences Corp.[a]	17,446	269,715
Teledyne Technologies Inc.[a]	10,046	320,769
TransDigm Group Inc.[a]	11,034	387,735

		1,889,937

AGRICULTURE – 0.13%
Tejon Ranch Co.[a]	3,666	85,051

		85,051

AIRLINES – 0.72%
Allegiant Travel Co.[a,b]	4,029	209,669
JetBlue Airways Corp.[a]	54,634	269,346

		479,015

APPAREL – 1.31%
Deckers Outdoor Corp.[a]	3,876	219,072
Iconix Brand Group Inc.[a]	17,227	245,657
Warnaco Group Inc. (The)[a]	13,916	401,337

		866,066

BANKS – 1.48%
Pinnacle Financial Partners Inc.[a]	7,020	125,237
PrivateBancorp Inc.[b]	9,273	187,778
Signature Bank[a]	10,502	285,549
SVB Financial Group[a]	9,618	199,670
TowneBank	7,321	126,141
Western Alliance Bancorporation[a]	7,990	52,015

		976,390

BEVERAGES – 0.61%
Green Mountain Coffee Roasters Inc.[a,b]	5,546	401,031

		401,031

Security	Shares	Value
BIOTECHNOLOGY – 2.68%
AMAG Pharmaceuticals Inc.[a]	5,052	$226,582
Celera Corp.[a]	23,853	192,971
Genomic Health Inc.[a]	4,710	105,975
Human Genome Sciences Inc.[a]	39,874	87,324
Integra LifeSciences Holdings Corp.[a]	6,136	158,432
Martek Biosciences Corp.	9,829	179,084
Nektar Therapeutics[a]	27,290	152,824
PDL BioPharma Inc.	35,615	254,647
Regeneron Pharmaceuticals Inc.[a]	18,493	245,217
Seattle Genetics Inc.[a]	18,154	167,561

		1,770,617

CHEMICALS – 0.12%
Solutia Inc.[a]	21,657	81,430

		81,430

COAL – 0.42%
Foundation Coal Holdings Inc.	13,303	216,041
International Coal Group Inc.[a,b]	31,756	63,194

		279,235

COMMERCIAL SERVICES – 6.64%
Advisory Board Co. (The)[a]	4,593	85,614
American Public Education Inc.[a]	3,932	141,552
Arbitron Inc.	7,905	164,582
Bankrate Inc.[a,b]	4,456	111,400
Capella Education Co.[a]	4,422	227,202
CBIZ Inc.[a]	14,627	114,968
Coinstar Inc.[a]	7,800	277,602
Corinthian Colleges Inc.[a]	23,678	364,641
CoStar Group Inc.[a]	5,805	215,075
Forrester Research Inc.[a]	4,378	111,245
Gartner Inc.[a]	19,053	257,406
GEO Group Inc. (The)[a]	15,220	253,109
Healthcare Services Group Inc.	10,634	190,136
Heartland Payment Systems Inc.	8,476	68,147
HMS Holdings Corp.[a]	7,455	223,501
Huron Consulting Group Inc.[a]	6,220	298,249
Navigant Consulting Inc.[a]	14,350	211,088
PAREXEL International Corp.[a]	17,235	170,799
Resources Connection Inc.[a]	13,407	262,107
RiskMetrics Group Inc.[a]	9,137	158,892

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2009

Security	Shares	Value
Team Inc.[a]	5,613	$80,659
VistaPrint Ltd.[a,b]	11,733	403,029

		4,391,003

COMPUTERS – 3.82%
Data Domain Inc.[a,b]	10,904	180,788
Jack Henry & Associates Inc.	25,382	457,384
MICROS Systems Inc.[a]	23,996	503,436
Riverbed Technology Inc.[a]	16,645	304,936
SRA International Inc. Class Aa	12,515	192,606
Sykes Enterprises Inc.[a]	9,776	192,196
Synaptics Inc.[a,b]	10,113	328,470
Syntel Inc.	6,779	187,914
Tyler Technologies Inc.[a]	10,824	178,596

		2,526,326

COSMETICS & PERSONAL CARE – 0.43%
Chattem Inc.[a]	5,205	285,807

		285,807

DISTRIBUTION & WHOLESALE – 1.78%
Beacon Roofing Supply Inc.[a]	13,386	212,837
Central European Distribution Corp.[a]	11,498	257,555
LKQ Corp.[a]	41,631	706,894

		1,177,286

DIVERSIFIED FINANCIAL SERVICES – 1.90%
Cohen & Steers Inc.[b]	5,094	74,984
Greenhill & Co. Inc.[b]	3,623	280,891
Investment Technology Group Inc.[a]	12,974	295,548
optionsXpress Holdings Inc.	13,926	229,222
Stifel Financial Corp.[a]	7,658	377,003

		1,257,648

ELECTRIC – 0.28%
Ormat Technologies Inc.	5,353	188,426

		188,426

ELECTRICAL COMPONENTS & EQUIPMENT – 1.19%
Advanced Energy Industries Inc.[a]	9,785	82,488
American Superconductor Corp.[a,b]	12,000	308,400
Energy Conversion Devices Inc.[a,b]	13,634	250,593
Greatbatch Inc.[a]	6,808	143,240

		784,721

Security	Shares	Value
ELECTRONICS – 4.01%
American Science and Engineering Inc.	2,726	$164,269
Analogic Corp.	3,967	144,399
Axsys Technologies Inc.[a]	2,701	113,199
Cogent Inc.[a]	11,440	129,730
Coherent Inc.[a]	6,790	129,010
Dionex Corp.[a]	5,294	333,522
Dolby Laboratories Inc. Class Aa	15,555	624,222
FEI Co.[a]	11,047	189,787
II-VI Inc.[a]	7,558	181,165
L-1 Identity Solutions Inc.[a]	23,814	174,318
Rofin-Sinar Technologies Inc.[a]	8,589	183,032
Varian Inc.[a]	8,646	285,491

		2,652,144

ENERGY - ALTERNATE SOURCES – 0.30%
Ener1 Inc.[a,b]	15,706	92,508
Evergreen Solar Inc.[a,b]	44,894	109,092

		201,600

ENGINEERING & CONSTRUCTION – 0.20%
Stanley Inc.[a]	5,205	134,185

		134,185

ENTERTAINMENT – 1.91%
Bally Technologies Inc.[a]	16,234	425,006
Cinemark Holdings Inc.	10,625	94,563
Macrovision Solutions Corp.[a]	24,503	495,451
Vail Resorts Inc.[a]	8,625	251,850

		1,266,870

ENVIRONMENTAL CONTROL – 1.74%
Calgon Carbon Corp.[a]	16,137	274,006
Clean Harbors Inc.[a]	6,016	301,402
Darling International Inc.[a]	23,991	137,229
Tetra Tech Inc.[a]	17,741	435,719

		1,148,356

FOOD – 0.97%
Hain Celestial Group Inc.[a]	11,394	190,166
United Natural Foods Inc.[a]	11,649	265,364
Winn-Dixie Stores Inc.[a]	16,043	183,853

		639,383

46	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2009

Security	Shares	Value
HAND & MACHINE TOOLS – 0.19%
Franklin Electric Co. Inc.	5,332	$126,315

		126,315

HEALTH CARE - PRODUCTS – 7.39%
Align Technology Inc.[a]	17,695	219,595
American Medical Systems Holdings Inc.[a]	21,439	265,200
Bruker Corp.[a]	15,121	99,496
CardioNet Inc.[a]	6,865	142,449
Cepheid Inc.[a]	17,161	166,462
ev3 Inc.[a]	19,202	160,529
Haemonetics Corp.[a]	7,586	391,665
Inverness Medical Innovations Inc.[a]	22,954	741,185
Luminex Corp.[a]	14,359	235,631
Meridian Bioscience Inc.	12,055	209,516
Merit Medical Systems Inc.[a]	8,313	128,935
NuVasive Inc.[a,b]	10,709	405,871
PSS World Medical Inc.[a]	18,063	262,275
Quidel Corp.[a]	8,603	100,139
Sirona Dental Systems Inc.[a]	5,256	85,988
SurModics Inc.[a]	4,762	103,335
Thoratec Corp.[a]	15,184	441,247
Volcano Corp.[a]	12,133	160,034
West Pharmaceutical Services Inc.	9,649	315,040
Wright Medical Group Inc.[a]	11,207	154,096
Zoll Medical Corp.[a]	6,240	100,339

		4,889,027

HEALTH CARE - SERVICES – 1.42%
Amedisys Inc.[a]	8,001	268,354
athenahealth Inc.[a,b]	6,401	203,552
Emeritus Corp.[a]	6,036	54,565
Genoptix Inc.[a]	2,660	77,353
Gentiva Health Services Inc.[a]	8,439	134,433
LHC Group Inc.[a]	4,370	99,723
National Healthcare Corp.	2,490	98,853

		936,833

HOME FURNISHINGS – 0.34%
TiVo Inc.[a]	30,343	227,573

		227,573

HOUSEHOLD PRODUCTS & WARES – 0.43%
Fossil Inc.[a]	14,031	282,865

		282,865

Security	Shares	Value
INSURANCE – 0.25%
Crawford & Co. Class Ba	3,087	$18,368
Enstar Group Ltd.[a]	2,110	150,527

		168,895

INTERNET – 5.52%
Blue Coat Systems Inc.[a]	11,014	146,046
Blue Nile Inc.[a,b]	4,346	184,966
CyberSource Corp.[a]	20,742	303,041
DealerTrack Holdings Inc.[a]	11,031	167,451
Digital River Inc.[a]	11,079	425,655
GSI Commerce Inc.[a]	6,258	88,926
HLTH Corp.[a]	26,848	295,328
j2 Global Communications Inc.[a]	13,076	313,693
Netflix Inc.[a,b]	13,769	623,873
Rackspace Hosting Inc.[a]	22,003	202,208
RealNetworks Inc.[a]	26,476	65,131
Sapient Corp.[a]	26,795	137,458
thinkorswim Group Inc.[a]	13,842	131,499
ValueClick Inc.[a]	25,744	272,886
WebMD Health Corp. Class Aa	2,890	74,591
Websense Inc.[a]	12,219	217,865

		3,650,617

LEISURE TIME – 0.94%
Life Time Fitness Inc.[a]	10,400	195,104
WMS Industries Inc.[a]	13,289	426,710

		621,814

LODGING – 0.26%
Gaylord Entertainment Co.[a,b]	12,229	170,472

		170,472

MACHINERY – 2.31%
Cognex Corp.	10,739	151,098
Gorman-Rupp Co. (The)	4,316	91,931
Intermec Inc.[a]	14,325	173,046
Lindsay Corp.[b]	3,404	132,450
Middleby Corp. (The)[a]	5,504	240,910
Nordson Corp.	9,258	335,880
Zebra Technologies Corp. Class Aa	18,921	402,071

		1,527,386

MANUFACTURING – 1.51%
ESCO Technologies Inc.[a]	7,727	321,289
Hexcel Corp.[a]	27,126	260,138

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2009

Security	Shares	Value
Matthews International Corp. Class A	9,225	$288,927
Raven Industries Inc.	5,370	128,343

		998,697

MEDIA – 0.16%
CKX Inc.[a]	19,820	106,830

		106,830

METAL FABRICATE & HARDWARE – 1.21%
Kaydon Corp.	10,223	326,727
RBC Bearings Inc.[a]	6,465	119,603
Valmont Industries Inc.	5,559	354,553

		800,883

MINING – 0.84%
AMCOL International Corp.	7,614	147,559
Royal Gold Inc.	11,248	406,728

		554,287

OIL & GAS – 2.33%
Arena Resources Inc.[a]	11,387	326,465
Atlas America Inc.	10,600	164,936
BPZ Resources Inc.[a]	16,439	89,593
Carrizo Oil & Gas Inc.[a,b]	8,122	100,144
Clayton Williams Energy Inc.[a]	2,881	86,516
Contango Oil & Gas Co.[a]	4,101	155,387
Delta Petroleum Corp.[a,b]	19,489	57,298
GMX Resources Inc.[a,b]	5,622	61,505
Goodrich Petroleum Corp.[a]	7,862	180,276
McMoRan Exploration Co.[a]	19,208	105,452
Penn Virginia Corp.	12,361	173,919
PetroQuest Energy Inc.[a]	12,944	38,961

		1,540,452

OIL & GAS SERVICES – 2.36%
CARBO Ceramics Inc.	6,345	194,855
Dril-Quip Inc.[a]	8,970	308,389
ION Geophysical Corp.[a]	25,925	64,813
NATCO Group Inc. Class Aa	6,038	145,274
Oceaneering International Inc.[a]	16,414	747,985
RPC Inc.	9,681	103,587

		1,564,903

PHARMACEUTICALS – 7.03%
Alkermes Inc.[a]	28,225	215,921
Alnylam Pharmaceuticals Inc.[a]	10,601	194,740

Security	Shares	Value
Amylin Pharmaceuticals Inc.[a]	40,905	$447,501
Auxilium Pharmaceuticals Inc.[a]	11,937	273,357
Catalyst Health Solutions Inc.[a]	10,332	232,987
Cubist Pharmaceuticals Inc.[a]	17,142	284,557
Emergent BioSolutions Inc.[a]	4,065	43,536
Isis Pharmaceuticals Inc.[a]	26,937	422,372
K-V Pharmaceutical Co. Class Aa,b	9,766	13,672
Medarex Inc.[a]	38,097	225,534
Medicines Co. (The)[a]	15,375	153,443
Medivation Inc.[a]	8,516	164,614
Onyx Pharmaceuticals Inc.[a]	16,587	429,603
PharMerica Corp.[a]	9,094	165,966
Sepracor Inc.[a]	32,066	455,658
USANA Health Sciences Inc.[a]	2,320	55,471
VCA Antech Inc.[a]	25,194	630,354
ViroPharma Inc.[a]	23,362	131,528
XenoPort Inc.[a]	8,123	111,041

		4,651,855

REAL ESTATE – 0.25%
Hilltop Holdings Inc.[a]	14,328	162,336

		162,336

REAL ESTATE INVESTMENT TRUSTS – 0.66%
Alexander’s Inc.	773	168,576
Equity Lifestyle Properties Inc.	6,778	268,883

		437,459

RETAIL – 7.22%
Aeropostale Inc.[a]	19,930	677,022
Buffalo Wild Wings Inc.[a]	4,975	194,224
Cash America International Inc.	8,681	194,107
Chipotle Mexican Grill Inc. Class Aa,b	4,344	352,255
Chipotle Mexican Grill Inc. Class Ba	5,225	342,290
Dick’s Sporting Goods Inc.[a]	25,409	482,771
EZCORP Inc.[a]	12,694	157,279
Hibbett Sports Inc.[a]	8,492	177,058
MSC Industrial Direct Co. Inc. Class A	13,051	533,133
99 Cents Only Stores[a]	11,044	118,613
P.F. Chang’s China Bistro Inc.[a,b]	6,696	202,085
Panera Bread Co. Class Aa	8,708	487,735
Texas Roadhouse Inc. Class Aa,b	15,418	175,457
Tractor Supply Co.[a]	9,367	378,239

48	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2009

Security	Shares	Value
Ulta Salon Cosmetics & Fragrance Inc.[a]	8,278	$72,433
Under Armour Inc. Class Aa,b	9,850	231,869

		4,776,570

SAVINGS & LOANS – 1.00%
Beneficial Mutual Bancorp Inc.[a]	10,823	108,879
Investors Bancorp Inc.[a]	13,365	122,423
NewAlliance Bancshares Inc.	29,791	384,602
Oritani Financial Corp.[a]	3,383	48,005

		663,909

SEMICONDUCTORS – 6.50%
Cabot Microelectronics Corp.[a]	6,988	201,324
Cavium Networks Inc.[a]	10,821	136,128
Cree Inc.[a]	23,952	656,045
FormFactor Inc.[a]	14,508	252,874
Hittite Microwave Corp.[a]	5,714	212,332
IPG Photonics Corp.[a]	6,583	73,532
Microsemi Corp.[a]	24,206	324,845
MKS Instruments Inc.[a]	12,973	203,027
Monolithic Power Systems Inc.[a]	8,995	166,408
NetLogic Microsystems Inc.[a]	5,530	180,223
PMC-Sierra Inc.[a]	64,575	511,434
Power Integrations Inc.	8,731	185,970
Silicon Laboratories Inc.[a]	13,358	444,287
Tessera Technologies Inc.[a]	14,409	202,302
Varian Semiconductor Equipment Associates Inc.[a]	21,611	553,025

		4,303,756

SOFTWARE – 7.77%
ACI Worldwide Inc.[a]	10,234	176,741
Advent Software Inc.[a]	5,453	181,258
Allscripts-Misys Healthcare Solutions Inc.	17,664	219,387
Blackbaud Inc.	12,978	197,525
Blackboard Inc.[a]	8,501	289,289
Concur Technologies Inc.[a]	14,462	391,486
Eclipsys Corp.[a]	16,153	213,220
Informatica Corp.[a]	26,452	420,587
ManTech International Corp. Class Aa	6,403	231,725
MedAssets Inc.[a]	8,739	150,660
MSCI Inc. Class Aa	21,525	451,810

Security	Shares	Value
NetSuite Inc.[a]	5,479	$76,651
Novell Inc.[a]	103,044	387,445
Omniture Inc.[a,b]	21,443	264,178
Phase Forward Inc.[a]	12,734	181,587
Progress Software Corp.[a]	11,836	250,805
Quality Systems Inc.[b]	5,349	286,813
Quest Software Inc.[a]	19,585	284,570
SPSS Inc.[a]	5,422	167,540
VeriFone Holdings Inc.[a]	22,231	166,955
Wind River Systems Inc.[a]	20,350	149,166

		5,139,398

STORAGE & WAREHOUSING – 0.21%
Mobile Mini Inc.[a]	10,380	142,206

		142,206

TELECOMMUNICATIONS – 4.49%
Atheros Communications Inc.[a]	18,013	310,184
Clearwire Corp. Class Aa	18,299	101,376
Comtech Telecommunications Corp.[a]	7,326	245,201
Infinera Corp.[a]	28,033	236,599
InterDigital Inc.[a]	12,899	339,502
NeuStar Inc. Class Aa	23,533	447,362
Neutral Tandem Inc.[a]	6,017	172,086
NTELOS Holdings Corp.	8,570	136,949
Shenandoah Telecommunications Co.	7,003	137,469
Sonus Networks Inc.[a]	60,605	104,847
Starent Networks Corp.[a]	9,572	188,856
tw telecom inc.[a]	36,927	339,359
Viasat Inc.[a]	9,133	209,968

		2,969,758

TRANSPORTATION – 1.27%
Genesee & Wyoming Inc. Class Aa	9,567	287,010
Knight Transportation Inc.	16,746	296,069
Old Dominion Freight Line Inc.[a]	9,058	254,983

		838,062

TOTAL COMMON STOCKS (Cost: $82,545,012)		66,062,970

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2009

Security	Shares	Value
SHORT-TERM INVESTMENTS – 7.93%

MONEY MARKET FUNDS – 7.93%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	4,453,396	$4,453,396
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	696,004	696,004
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	97,766	97,766

		5,247,166

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,247,166)		5,247,166

TOTAL INVESTMENTS IN SECURITIES – 107.78% (Cost: $87,792,178)		71,310,136

Other Assets, Less Liabilities – (7.78)%		(5,148,124)

NET ASSETS – 100.00%		$66,162,012

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

50	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.78%

ADVERTISING – 0.16%
Harte-Hanks Inc.	12,460	$102,920

		102,920

AGRICULTURE – 0.52%
Andersons Inc. (The)	5,803	93,254
Universal Corp.	8,103	244,386

		337,640

AIRLINES – 0.95%
Alaska Air Group Inc.[a]	11,484	192,701
Republic Airways Holdings Inc.[a]	10,964	78,502
SkyWest Inc.	18,182	218,911
US Airways Group Inc.[a]	33,540	127,117

		617,231

APPAREL – 1.57%
Columbia Sportswear Co.[b]	4,729	145,275
Jones Apparel Group Inc.	27,463	253,758
Liz Claiborne Inc.	30,416	144,172
Phillips-Van Heusen Corp.	16,458	477,776

		1,020,981

AUTO MANUFACTURERS – 0.35%
Oshkosh Corp.	23,783	228,317

		228,317

AUTO PARTS & EQUIPMENT – 0.65%
ArvinMeritor Inc.	23,551	29,203
Cooper Tire & Rubber Co.	18,900	156,303
Federal Mogul Corp. Class Aa	8,081	89,699
TRW Automotive Holdings Corp.[a]	17,441	150,341

		425,546

BANKS – 9.06%
Cathay General Bancorp[b]	15,855	177,893
Chemical Financial Corp.	7,083	151,222
City Holding Co.	5,202	153,407
Colonial BancGroup Inc. (The)[b]	64,753	49,212
Community Bank System Inc.	10,468	172,199
Community Trust Bancorp Inc.	4,328	130,965
CVB Financial Corp.[b]	21,474	129,059
East West Bancorp Inc.	20,217	138,082
F.N.B. Corp.	28,534	214,576
First Commonwealth Financial Corp.	25,009	216,828

Security	Shares	Value
First Financial Bancorp	11,990	$129,372
First Midwest Bancorp Inc.	15,586	138,092
1st Source Corp.	4,416	86,730
MB Financial Inc.	11,154	152,029
National Penn Bancshares Inc.	25,343	205,025
NBT Bancorp Inc.	10,279	243,407
Old National Bancorp	21,185	288,752
Pacific Capital Bancorp[b]	14,957	103,802
PacWest Bancorp	7,732	112,655
Park National Corp.[b]	3,630	243,028
S&T Bancorp Inc.	8,726	155,934
Sterling Bancshares Inc.	23,582	156,820
Susquehanna Bancshares Inc.	27,415	220,965
TrustCo Bank Corp. NY	24,275	145,650
Trustmark Corp.	16,098	349,971
Umpqua Holdings Corp.	19,063	182,814
United Bancshares Inc.	13,743	356,493
United Community Banks Inc.[b]	15,604	100,646
Webster Financial Corp.	16,835	88,047
WesBanco Inc.	7,985	158,822
Westamerica Bancorporation[b]	9,294	498,437
Whitney Holding Corp.	20,399	243,972

		5,894,906

BUILDING MATERIALS – 0.65%
Armstrong World Industries Inc.[a]	5,793	105,317
USG Corp.[a]	21,347	317,216

		422,533

CHEMICALS – 2.76%
Ashland Inc.	21,323	468,253
Cabot Corp.	16,164	235,994
Cytec Industries Inc.	15,156	300,998
Innophos Holdings Inc.	3,394	50,333
Olin Corp.	21,985	277,011
Rockwood Holdings Inc.[a]	14,584	179,383
W.R. Grace & Co.[a]	19,340	170,772
Westlake Chemical Corp.	6,124	114,519

		1,797,263

COAL – 0.19%
James River Coal Co.[a]	8,791	125,184

		125,184

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2009

Security	Shares	Value
COMMERCIAL SERVICES – 3.60%
Convergys Corp.[a]	36,586	$369,884
Deluxe Corp.	16,385	237,582
HealthSpring Inc.[a]	16,953	156,476
Hillenbrand Inc.	19,731	358,710
Kelly Services Inc. Class A	8,706	98,900
PHH Corp.[a,b]	17,243	289,338
Rent-A-Center Inc.[a]	21,420	412,335
Sotheby’s	21,602	250,799
Ticketmaster Entertainment Inc.[a]	12,868	67,686
United Rentals Inc.[a]	16,517	100,093

		2,341,803

COMPUTERS – 0.35%
Imation Corp.	10,077	100,770
Unisys Corp.[a]	105,367	128,548

		229,318

COSMETICS & PERSONAL CARE – 0.16%
Elizabeth Arden Inc.[a]	8,620	74,649
Revlon Inc. Class Aa	6,762	32,052

		106,701

DISTRIBUTION & WHOLESALE – 1.25%
Tech Data Corp.[a]	16,101	463,548
WESCO International Inc.[a]	13,431	349,206

		812,754

DIVERSIFIED FINANCIAL SERVICES – 1.16%
CIT Group Inc.	124,409	276,188
Financial Federal Corp.	8,222	202,343
Piper Jaffray Companies[a]	6,157	213,463
Student Loan Corp. (The)	1,290	62,126

		754,120

ELECTRIC – 5.94%
ALLETE Inc.	8,669	225,741
Avista Corp.	17,355	261,193
Black Hills Corp.	12,243	243,391
CH Energy Group Inc.	5,058	224,777
Cleco Corp.	19,123	403,304
El Paso Electric Co.[a]	14,362	198,196
Empire District Electric Co. (The)	10,762	161,107
IDACORP Inc.	14,348	343,922
MGE Energy Inc.	7,067	216,816
NorthWestern Corp.	11,451	239,555

Security	Shares	Value
Otter Tail Corp.	10,170	$225,571
PNM Resources Inc.	25,016	213,136
Portland General Electric Co.	23,436	428,176
UIL Holdings Corp.	7,998	184,674
UniSource Energy Corp.	11,317	297,863

		3,867,422

ELECTRONICS – 1.07%
AVX Corp.	16,481	164,975
Vishay Intertechnology Inc.[a]	55,079	323,314
Watts Water Technologies Inc. Class A	9,386	208,932

		697,221

ENTERTAINMENT – 0.24%
Speedway Motorsports Inc.	4,470	67,050
Warner Music Group Corp.[a]	17,036	91,654

		158,704

FOOD – 2.32%
Chiquita Brands International Inc.[a]	14,212	107,585
Del Monte Foods Co.	63,808	481,750
Fresh Del Monte Produce Inc.[a]	14,619	212,268
Great Atlantic & Pacific Tea Co. Inc. (The)[a]	11,111	81,555
Nash-Finch Co.	4,109	120,353
Smithfield Foods Inc.[a,b]	43,043	371,892
Weis Markets Inc.	3,609	133,497

		1,508,900

FOREST PRODUCTS & PAPER – 1.50%
Louisiana-Pacific Corp.	32,946	134,090
P.H. Glatfelter Co.	14,369	127,597
Potlatch Corp.	12,597	370,478
Temple-Inland Inc.	28,973	345,938

		978,103

GAS – 3.26%
Laclede Group Inc. (The)	6,581	228,229
New Jersey Resources Corp.	13,431	442,149
Northwest Natural Gas Co.	8,476	346,668
South Jersey Industries Inc.	9,356	324,747
Southwest Gas Corp.	14,003	283,001
WGL Holdings Inc.	16,048	499,735

		2,124,529

52	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2009

Security	Shares	Value
HAND & MACHINE TOOLS – 1.38%
Kennametal Inc.	23,538	$481,352
Regal Beloit Corp.	10,190	414,020

		895,372

HEALTH CARE - PRODUCTS – 0.40%
Hill-Rom Holdings Inc.	19,938	258,795

		258,795

HEALTH CARE - SERVICES – 2.38%
Brookdale Senior Living Inc.[b]	12,957	133,587
Health Management Associates Inc. Class Aa	78,312	365,717
Health Net Inc.[a]	33,206	479,495
Kindred Healthcare Inc.[a]	10,316	134,314
LifePoint Hospitals Inc.[a]	16,978	438,881

		1,551,994

HOME BUILDERS – 3.05%
Centex Corp.	39,576	432,961
KB Home	24,765	447,504
Lennar Corp. Class A	41,134	400,645
Lennar Corp. Class B	3,491	26,985
M.D.C. Holdings Inc.	11,490	392,728
Ryland Group Inc.	13,584	281,325

		1,982,148

HOME FURNISHINGS – 1.15%
Ethan Allen Interiors Inc.	8,700	117,015
Harman International Industries Inc.	18,551	337,443
Tempur-Pedic International Inc.	22,672	291,562

		746,020

HOUSEHOLD PRODUCTS & WARES – 1.07%
American Greetings Corp. Class A	13,448	105,567
Helen of Troy Ltd.[a]	9,110	145,304
Jarden Corp.[a,b]	22,310	448,431

		699,302

HOUSEWARES – 0.53%
Toro Co. (The)	11,325	344,053

		344,053

INSURANCE – 7.46%
Allied World Assurance Holdings Ltd.	11,345	421,353
Ambac Financial Group Inc.	92,082	83,795
Argo Group International Holdings Ltd.[a]	9,774	273,574

Security	Shares	Value
Assured Guaranty Ltd.	19,106	$184,564
CNA Surety Corp.[a]	5,101	98,194
Delphi Financial Group Inc. Class A	13,192	227,826
Employers Holdings Inc.	15,917	132,748
FBL Financial Group Inc. Class A	4,202	24,161
Harleysville Group Inc.	4,135	119,584
Infinity Property and Casualty Corp.	4,598	162,033
IPC Holdings Ltd.	14,900	387,996
Max Capital Group Ltd.	15,035	248,829
MGIC Investment Corp.[b]	40,092	102,635
Phoenix Companies Inc. (The)	34,964	54,544
Platinum Underwriters Holdings Ltd.	15,280	439,606
Protective Life Corp.	22,328	191,351
RLI Corp.	6,113	293,607
Safety Insurance Group Inc.	5,208	172,124
Selective Insurance Group Inc.	16,825	248,337
United Fire & Casualty Co.	7,304	136,366
Unitrin Inc.	14,638	248,846
Universal American Corp.[a]	10,103	104,364
Validus Holdings Ltd.	10,252	229,645
Zenith National Insurance Corp.	11,883	270,814

		4,856,896

INTERNET – 0.62%
EarthLink Inc.[a]	34,551	261,897
United Online Inc.	26,062	138,129

		400,026

IRON & STEEL – 1.68%
AK Steel Holding Corp.	35,553	462,545
Carpenter Technology Corp.	14,043	290,269
Schnitzer Steel Industries Inc. Class A	6,933	343,599

		1,096,413

LEISURE TIME – 0.53%
Polaris Industries Inc.	10,394	347,679

		347,679

LODGING – 1.52%
Ameristar Casinos Inc.	7,539	154,700
Boyd Gaming Corp.[b]	18,432	169,390
Wyndham Worldwide Corp.	57,184	667,909

		991,999

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2009

Security	Shares	Value
MACHINERY – 0.81%
Applied Industrial Technologies Inc.	12,362	$278,145
Briggs & Stratton Corp.	15,746	234,300
Sauer-Danfoss Inc.	3,567	14,803

		527,248

MANUFACTURING – 3.39%
A.O. Smith Corp.	6,963	216,480
Carlisle Companies Inc.	19,459	442,692
Ceradyne Inc.[a]	8,453	145,730
Crane Co.	16,649	384,425
EnPro Industries Inc.[a]	6,483	103,469
Koppers Holdings Inc.	6,537	123,941
Lancaster Colony Corp.	6,497	284,569
Tredegar Corp.	7,789	136,931
Trinity Industries Inc.	25,360	370,510

		2,208,747

MEDIA – 1.10%
Hearst-Argyle Television Inc.	5,545	24,952
Meredith Corp.	11,561	289,950
New York Times Co. (The) Class A	37,099	199,593
Scholastic Corp.	10,204	201,325

		715,820

METAL FABRICATE & HARDWARE – 2.30%
Commercial Metals Co.	35,962	535,115
Mueller Industries Inc.	11,809	259,444
Timken Co. (The)	24,623	395,938
Worthington Industries Inc.	20,614	307,149

		1,497,646

MINING – 0.35%
Century Aluminum Co.[a]	19,481	78,703
Kaiser Aluminum Corp.	4,926	145,514

		224,217

OFFICE FURNISHINGS – 0.96%
Herman Miller Inc.	17,196	255,704
HNI Corp.	10,814	167,617
Knoll Inc.	15,239	107,892
Steelcase Inc. Class A	20,480	92,774

		623,987

OIL & GAS – 2.17%
ATP Oil & Gas Corp.[a]	9,228	66,072
Frontier Oil Corp.	33,145	421,273

Security	Shares	Value
Holly Corp.	13,351	$279,837
St. Mary Land & Exploration Co.	19,830	354,362
Stone Energy Corp.[a]	10,949	47,190
Swift Energy Co.[a]	9,897	107,086
Western Refining Inc.[a]	10,730	135,091

		1,410,911

OIL & GAS SERVICES – 1.26%
Basic Energy Services Inc.[a]	7,698	78,520
Complete Production Services Inc.[a]	16,088	107,468
Helix Energy Solutions Group Inc.[a]	26,789	243,512
Hercules Offshore Inc.[a]	28,218	90,298
Oil States International Inc.[a]	15,750	297,675

		817,473

PACKAGING & CONTAINERS – 0.07%
Graphic Packaging Holding Co.[a]	25,960	44,651

		44,651

REAL ESTATE – 1.65%
CB Richard Ellis Group Inc. Class Aa	71,792	538,440
Forest City Enterprises Inc. Class A	21,397	180,377
Jones Lang LaSalle Inc.	10,998	354,905

		1,073,722

REAL ESTATE INVESTMENT TRUSTS – 9.15%
American Campus Communities Inc.	13,489	292,442
Apartment Investment and Management Co. Class A	37,259	271,991
Brandywine Realty Trust	28,425	175,951
Capstead Mortgage Corp.	18,864	214,861
CBL & Associates Properties Inc.[b]	22,748	180,619
Colonial Properties Trust	13,509	97,805
DiamondRock Hospitality Co.	34,473	223,730
Equity One Inc.[b]	12,451	185,271
First Industrial Realty Trust Inc.	14,215	53,591
Franklin Street Properties Corp.	20,393	272,247
Hatteras Financial Corp.	11,539	277,744
Healthcare Realty Trust Inc.	18,755	314,896
Hospitality Properties Trust	29,921	366,233
HRPT Properties Trust	71,880	309,803
Inland Real Estate Corp.	19,117	167,847
Investors Real Estate Trust	18,708	173,049
Lexington Realty Trust	26,174	100,770
Mack-Cali Realty Corp.	21,016	564,490

54	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2009

Security	Shares	Value
Medical Properties Trust Inc.	24,281	$129,661
MFA Financial Inc.	71,352	420,263
National Health Investors Inc.	7,467	200,265
National Retail Properties Inc.	24,990	443,323
Pennsylvania Real Estate Investment Trust[b]	12,814	99,308
Redwood Trust Inc.	16,196	263,509
Sovran Self Storage Inc.	7,008	157,960

		5,957,629

RETAIL – 7.84%
AnnTaylor Stores Corp.[a]	18,307	135,289
AutoNation Inc.[a]	35,527	629,183
Barnes & Noble Inc.[b]	12,014	313,806
Bob Evans Farms Inc.	9,875	239,469
Brinker International Inc.	32,372	573,632
Brown Shoe Co. Inc.	13,578	87,307
Cabela’s Inc.[a,b]	13,135	168,259
Collective Brands Inc.[a]	20,381	295,932
Cracker Barrel Old Country Store Inc.	7,118	232,118
Finish Line Inc. (The) Class A	14,093	119,790
Insight Enterprises Inc.[a]	14,674	83,935
J. Crew Group Inc.[a,b]	16,548	284,791
Office Depot Inc.[a]	87,496	226,615
OfficeMax Inc.	24,350	181,407
Penske Automotive Group Inc.	12,800	169,600
RadioShack Corp.	39,881	561,524
Regis Corp.	13,752	263,213
Rush Enterprises Inc. Class Aa	8,385	110,347
Williams-Sonoma Inc.	30,350	424,900

		5,101,117

SAVINGS & LOANS – 0.98%
Dime Community Bancshares Inc.	9,864	82,266
Provident Financial Services Inc.	17,986	191,911
Washington Federal Inc.	28,075	364,413

		638,590

SEMICONDUCTORS – 1.76%
Amkor Technology Inc.[a,b]	33,380	143,868
Cypress Semiconductor Corp.[a]	46,176	366,176
Fairchild Semiconductor International Inc. Class Aa	39,794	245,131
International Rectifier Corp.[a]	23,246	392,392

		1,147,567

Security	Shares	Value
SOFTWARE – 1.18%
Acxiom Corp.	21,286	$205,410
Avid Technology Inc.[a]	9,675	107,102
Fair Isaac Corp.	15,529	261,198
SYNNEX Corp.[a]	5,612	120,826
THQ Inc.[a]	21,478	73,455

		767,991

TELECOMMUNICATIONS – 3.04%
ADC Telecommunications Inc.[a]	30,929	227,637
Anixter International Inc.[a]	9,767	388,531
Cincinnati Bell Inc.[a]	73,920	206,237
JDS Uniphase Corp.[a]	68,675	316,592
MasTec Inc.[a]	15,459	193,392
SAVVIS Inc.[a,b]	12,515	142,421
3Com Corp.[a]	123,860	501,633

		1,976,443

TEXTILES – 0.23%
G&K Services Inc. Class A	5,954	148,671

		148,671

TOYS, GAMES & HOBBIES – 0.17%
JAKKS Pacific Inc.[a]	8,799	111,307

		111,307

TRANSPORTATION – 1.37%
Alexander & Baldwin Inc.	13,171	350,875
Arkansas Best Corp.	7,306	168,622
Eagle Bulk Shipping Inc.[b]	14,995	97,767
General Maritime Corp.	16,744	166,268
Ship Finance International Ltd.	12,745	109,989

		893,521

TRUCKING & LEASING – 0.23%
AMERCO[a]	1,870	60,681
TAL International Group Inc.	4,257	40,782
Textainer Group Holdings Ltd.	5,698	50,484

		151,947

WATER – 0.29%
American States Water Co.	5,489	189,535

		189,535

TOTAL COMMON STOCKS
(Cost: $90,519,273)		64,951,533

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2009

Security	Shares	Value
SHORT-TERM INVESTMENTS – 5.66%

MONEY MARKET FUNDS – 5.66%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	3,116,757	$3,116,757
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	487,105	487,105
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	79,884	79,884

		3,683,746

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,683,746)		3,683,746

TOTAL INVESTMENTS IN SECURITIES – 105.44% (Cost: $94,203,019)		68,635,279

Other Assets, Less Liabilities – (5.44)%		(3,541,618)

NET ASSETS – 100.00%		$65,093,661

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

56	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2009

	iShares Morningstar
	Large Core Index Fund	Large Growth Index Fund	Large Value Index Fund	Mid Core Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$242,642,947	$424,025,722	$242,278,491	$102,825,201
Affiliated issuers (Note 2)	135,669	3,801,042	1,926,303	2,049,508

Total cost of investments	$242,778,616	$427,826,764	$244,204,794	$104,874,709

Investments in securities, at fair value
(including securities on loana) (Note 1):
Unaffiliated issuers	$195,518,135	$330,938,646	$159,056,300	$77,544,269
Affiliated issuers (Note 2)	135,669	3,801,042	1,926,303	2,049,508

Total fair value of investments	195,653,804	334,739,688	160,982,603	79,593,777
Receivables:
Investment securities sold	–	–	–	4,224
Dividends and interest	257,161	291,038	462,511	33,709
Capital shares sold	4,904	–	–	–

Total Assets	195,915,869	335,030,726	161,445,114	79,631,710

LIABILITIES
Payables:
Investment securities purchased	–	–	341,115	–
Collateral for securities on loan (Note 5)	–	3,375,938	1,763,309	1,957,607
Capital shares redeemed	4,602	4,341	–	–
Investment advisory fees (Note 2)	31,008	65,945	32,274	14,779

Total Liabilities	35,610	3,446,224	2,136,698	1,972,386

NET ASSETS	$195,880,259	$331,584,502	$159,308,416	$77,659,324

Net assets consist of:
Paid-in capital	$267,549,484	$519,353,820	$300,013,465	$139,978,266
Undistributed net investment income	242,695	318,590	488,701	768
Accumulated net realized loss	(24,787,108)	(95,000,832)	(57,971,559)	(37,038,778)
Net unrealized depreciation	(47,124,812)	(93,087,076)	(83,222,191)	(25,280,932)

NET ASSETS	$195,880,259	$331,584,502	$159,308,416	$77,659,324

Shares outstanding[b]	3,850,000	7,450,000	3,650,000	1,500,000

Net asset value per share	$50.88	$44.51	$43.65	$51.77

[a]	Securities on loan with values of $–, $3,617,798, $1,659,890 and $1,912,090, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2009

	iShares Morningstar
	Mid Growth Index Fund	Mid Value Index Fund	Small Core Index Fund	Small Growth Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$271,029,811	$105,989,392	$105,886,262	$82,545,012
Affiliated issuers (Note 2)	22,001,000	711,888	4,038,139	5,247,166

Total cost of investments	$293,030,811	$106,701,280	$109,924,401	$87,792,178

Investments in securities, at fair value
(including securities on loana) (Note 1):
Unaffiliated issuers	$195,479,851	$69,506,380	$80,425,948	$66,062,970
Affiliated issuers (Note 2)	22,001,000	711,888	4,038,139	5,247,166

Total fair value of investments	217,480,851	70,218,268	84,464,087	71,310,136
Receivables:
Dividends and interest	51,479	105,879	52,275	15,447

Total Assets	217,532,330	70,324,147	84,516,362	71,325,583

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	21,872,716	661,363	3,951,180	5,149,400
Investment advisory fees (Note 2)	46,248	15,723	15,234	14,171

Total Liabilities	21,918,964	677,086	3,966,414	5,163,571

NET ASSETS	$195,613,366	$69,647,061	$80,549,948	$66,162,012

Net assets consist of:
Paid-in capital	$385,050,292	$133,622,779	$139,057,948	$104,802,550
Undistributed net investment income	64,518	50,527	12,438	14,849
Accumulated net realized loss	(113,951,484)	(27,543,233)	(33,060,124)	(22,173,345)
Net unrealized depreciation	(75,549,960)	(36,483,012)	(25,460,314)	(16,482,042)

NET ASSETS	$195,613,366	$69,647,061	$80,549,948	$66,162,012

Shares outstanding[b]	3,400,000	1,450,000	1,500,000	1,300,000

Net asset value per share	$57.53	$48.03	$53.70	$50.89

[a]	Securities on loan with values of $21,619,845, $654,509, $3,649,216 and $5,164,649, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

58	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2009

iShares Morningstar
Small Value Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$90,519,273
Affiliated issuers (Note 2)	3,683,746

Total cost of investments	$94,203,019

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$64,951,533
Affiliated issuers (Note 2)	3,683,746

Total fair value of investments	68,635,279
Receivables:
Dividends and interest	92,516

Total Assets	68,727,795

LIABILITIES
Payables:
Investment securities purchased	15,328
Collateral for securities on loan (Note 5)	3,603,862
Investment advisory fees (Note 2)	14,944

Total Liabilities	3,634,134

NET ASSETS	$65,093,661

Net assets consist of:
Paid-in capital	$118,337,261
Accumulated net realized loss	(27,675,860)
Net unrealized depreciation	(25,567,740)

NET ASSETS	$65,093,661

Shares outstanding[b]	1,350,000

Net asset value per share	$48.22

[a]	Securities on loan with a value of $3,437,091. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2009

	iShares Morningstar
	Large Core Index Fund	Large Growth Index Fund	Large Value Index Fund	Mid Core Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$5,076,172	$4,590,126	$7,981,209	$1,519,305
Interest from affiliated issuers (Note 2)	2,765	4,779	2,916	1,682
Securities lending income from affiliated issuers (Note 2)	12,997	22,784	79,126	41,396

Total investment income	5,091,934	4,617,689	8,063,251	1,562,383

EXPENSES
Investment advisory fees (Note 2)	367,787	995,838	493,596	236,787

Total expenses	367,787	995,838	493,596	236,787

Net investment income	4,724,147	3,621,851	7,569,655	1,325,596

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(22,170,374)	(81,312,338)	(57,406,244)	(28,506,909)
In-kind redemptions	1,026,087	(890,594)	(1,453,868)	6,810,817

Net realized loss	(21,144,287)	(82,202,932)	(58,860,112)	(21,696,092)

Net change in unrealized appreciation (depreciation)	(51,205,833)	(104,897,551)	(59,712,346)	(27,252,269)

Net realized and unrealized loss	(72,350,120)	(187,100,483)	(118,572,458)	(48,948,361)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(67,625,973)	$(183,478,632)	$(111,002,803)	$(47,622,765)

[a]	Net of foreign withholding tax of $–, $4,079, $– and $–, respectively.

See notes to financial statements.

60	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2009

	iShares Morningstar
	Mid Growth Index Fund	Mid Value Index Fund	Small Core Index Fund	Small Growth Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$1,707,861	$3,216,341	$1,112,014	$359,982
Interest from affiliated issuers (Note 2)	4,715	1,815	1,148	792
Securities lending income from affiliated issuers (Note 2)	256,913	82,458	81,452	132,507

Total investment income	1,969,489	3,300,614	1,194,614	493,281

EXPENSES
Investment advisory fees (Note 2)	953,132	269,727	224,089	193,019

Total expenses	953,132	269,727	224,089	193,019

Net investment income	1,016,357	3,030,887	970,525	300,262

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(107,894,061)	(23,474,279)	(24,653,758)	(19,323,949)
In-kind redemptions	(4,535,015)	(3,644,678)	(1,487,489)	(1,386,914)

Net realized loss	(112,429,076)	(27,118,957)	(26,141,247)	(20,710,863)

Net change in unrealized appreciation (depreciation)	(80,740,796)	(17,220,583)	(16,007,471)	(7,207,747)

Net realized and unrealized loss	(193,169,872)	(44,339,540)	(42,148,718)	(27,918,610)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(192,153,515)	$(41,308,653)	$(41,178,193)	$(27,618,348)

[a]	Net of foreign withholding tax of $2,165, $810, $148 and $–, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2009

iShares Morningstar
Small Value Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$2,452,591
Interest from affiliated issuers (Note 2)	1,281
Securities lending income from affiliated issuers (Note 2)	101,107

Total investment income	2,554,979

EXPENSES
Investment advisory fees (Note 2)	235,870

Total expenses	235,870

Net investment income	2,319,109

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(21,213,362)
In-kind redemptions	(2,887,209)

Net realized loss	(24,100,571)

Net change in unrealized appreciation (depreciation)	(14,393,817)

Net realized and unrealized loss	(38,494,388)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(36,175,279)

See notes to financial statements.

62	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Morningstar Large Core Index Fund		iShares Morningstar Large Growth Index Fund
	Year ended April 30, 2009	Year ended April 30, 2008	Year ended April 30, 2009	Year ended April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$4,724,147	$3,070,982	$3,621,851	$1,922,719
Net realized gain (loss)	(21,144,287)	7,389,476	(82,202,932)	(1,159,080)
Net change in unrealized appreciation (depreciation)	(51,205,833)	(11,355,203)	(104,897,551)	(16,772,724)

Net decrease in net assets resulting from operations	(67,625,973)	(894,745)	(183,478,632)	(16,009,085)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,681,321)	(2,963,271)	(3,487,784)	(1,754,384)

Total distributions to shareholders	(4,681,321)	(2,963,271)	(3,487,784)	(1,754,384)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	110,529,965	78,801,387	88,439,985	247,718,044
Cost of shares redeemed	(24,909,691)	(53,028,498)	(64,056,053)	(29,790,581)

Net increase in net assets from capital share transactions	85,620,274	25,772,889	24,383,932	217,927,463

INCREASE (DECREASE) IN NET ASSETS	13,312,980	21,914,873	(162,582,484)	200,163,994

NET ASSETS
Beginning of year	182,567,279	160,652,406	494,166,986	294,002,992

End of year	$195,880,259	$182,567,279	$331,584,502	$494,166,986

Undistributed net investment income included in net assets at end of year	$242,695	$199,869	$318,590	$184,523

SHARES ISSUED AND REDEEMED
Shares sold	1,950,000	1,000,000	1,600,000	3,450,000
Shares redeemed	(500,000)	(650,000)	(1,500,000)	(450,000)

Net increase in shares outstanding	1,450,000	350,000	100,000	3,000,000

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Large Value Index Fund		iShares Morningstar Mid Core Index Fund
	Year ended April 30, 2009	Year ended April 30, 2008	Year ended April 30, 2009	Year ended April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$7,569,655	$10,551,669	$1,325,596	$1,167,948
Net realized gain (loss)	(58,860,112)	30,385,624	(21,696,092)	260,594
Net change in unrealized appreciation (depreciation)	(59,712,346)	(71,610,926)	(27,252,269)	(13,777,729)

Net decrease in net assets resulting from operations	(111,002,803)	(30,673,633)	(47,622,765)	(12,349,187)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,669,500)	(10,801,768)	(1,505,024)	(1,093,437)

Total distributions to shareholders	(7,669,500)	(10,801,768)	(1,505,024)	(1,093,437)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	88,434,627	122,524,521	48,656,778	53,310,893
Cost of shares redeemed	(70,571,313)	(260,065,655)	(48,053,120)	(59,838,117)

Net increase (decrease) in net assets from capital share transactions	17,863,314	(137,541,134)	603,658	(6,527,224)

DECREASE IN NET ASSETS	(100,808,989)	(179,016,535)	(48,524,131)	(19,969,848)

NET ASSETS
Beginning of year	260,117,405	439,133,940	126,183,455	146,153,303

End of year	$159,308,416	$260,117,405	$77,659,324	$126,183,455

Undistributed net investment income included in net assets at end of year	$488,701	$588,546	$768	$75,695

SHARES ISSUED AND REDEEMED
Shares sold	1,600,000	1,500,000	650,000	600,000
Shares redeemed	(1,350,000)	(3,150,000)	(700,000)	(700,000)

Net increase (decrease) in shares outstanding	250,000	(1,650,000)	(50,000)	(100,000)

See notes to financial statements.

64	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Mid Growth Index Fund		iShares Morningstar Mid Value Index Fund
	Year ended April 30, 2009	Year ended April 30, 2008	Year ended April 30, 2009	Year ended April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,016,357	$798,186	$3,030,887	$3,384,799
Net realized gain (loss)	(112,429,076)	22,453,258	(27,118,957)	7,343,433
Net change in unrealized appreciation (depreciation)	(80,740,796)	(23,222,522)	(17,220,583)	(38,528,951)

Net increase (decrease) in net assets resulting from operations	(192,153,515)	28,922	(41,308,653)	(27,800,719)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,050,594)	(723,963)	(3,038,152)	(3,661,124)
Return of capital	–	(166,778)	–	–

Total distributions to shareholders	(1,050,594)	(890,741)	(3,038,152)	(3,661,124)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	137,039,621	382,259,879	23,084,880	72,408,501
Cost of shares redeemed	(235,850,683)	(129,686,565)	(35,916,948)	(93,022,825)

Net increase (decrease) in net assets from capital share transactions	(98,811,062)	252,573,314	(12,832,068)	(20,614,324)

INCREASE (DECREASE) IN NET ASSETS	(292,015,171)	251,711,495	(57,178,873)	(52,076,167)

NET ASSETS
Beginning of year	487,628,537	235,917,042	126,825,934	178,902,101

End of year	$195,613,366	$487,628,537	$69,647,061	$126,825,934

Undistributed net investment income included in net assets at end of year	$64,518	$98,755	$50,527	$60,526

SHARES ISSUED AND REDEEMED
Shares sold	1,550,000	3,900,000	350,000	800,000
Shares redeemed	(3,250,000)	(1,350,000)	(600,000)	(1,050,000)

Net increase (decrease) in shares outstanding	(1,700,000)	2,550,000	(250,000)	(250,000)

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small Core Index Fund		iShares Morningstar Small Growth Index Fund
	Year ended April 30, 2009	Year ended April 30, 2008	Year ended April 30, 2009	Year ended April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$970,525	$1,114,888	$300,262	$230,421
Net realized gain (loss)	(26,141,247)	3,049,997	(20,710,863)	6,847,538
Net change in unrealized appreciation (depreciation)	(16,007,471)	(21,088,959)	(7,207,747)	(13,576,021)

Net decrease in net assets resulting from operations	(41,178,193)	(16,924,074)	(27,618,348)	(6,498,062)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(993,379)	(1,094,678)	(326,391)	(238,245)

Total distributions to shareholders	(993,379)	(1,094,678)	(326,391)	(238,245)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	44,835,888	32,157,365	31,278,232	43,512,769
Cost of shares redeemed	(24,257,381)	(69,913,962)	(6,538,455)	(38,336,753)

Net increase (decrease) in net assets from capital share transactions	20,578,507	(37,756,597)	24,739,777	5,176,016

DECREASE IN NET ASSETS	(21,593,065)	(55,775,349)	(3,204,962)	(1,560,291)

NET ASSETS
Beginning of year	102,143,013	157,918,362	69,366,974	70,927,265

End of year	$80,549,948	$102,143,013	$66,162,012	$69,366,974

Undistributed net investment income included in net assets at end of year	$12,438	$38,113	$14,849	$40,978

SHARES ISSUED AND REDEEMED
Shares sold	600,000	350,000	500,000	550,000
Shares redeemed	(400,000)	(800,000)	(150,000)	(500,000)

Net increase (decrease) in shares outstanding	200,000	(450,000)	350,000	50,000

See notes to financial statements.

66	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small Value Index Fund
	Year ended April 30, 2009	Year ended April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,319,109	$2,583,368
Net realized gain (loss)	(24,100,571)	1,160,587
Net change in unrealized appreciation (depreciation)	(14,393,817)	(19,588,688)

Net decrease in net assets resulting from operations	(36,175,279)	(15,844,733)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,569,440)	(2,564,773)

Total distributions to shareholders	(2,569,440)	(2,564,773)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	17,573,133	25,559,720
Cost of shares redeemed	(7,607,970)	(49,275,256)

Net increase (decrease) in net assets from capital share transactions	9,965,163	(23,715,536)

DECREASE IN NET ASSETS	(28,779,556)	(42,125,042)

NET ASSETS
Beginning of year	93,873,217	135,998,259

End of year	$65,093,661	$93,873,217

Undistributed net investment income included in net assets at end of year	$–	$203,526

SHARES ISSUED AND REDEEMED
Shares sold	250,000	300,000
Shares redeemed	(200,000)	(600,000)

Net increase (decrease) in shares outstanding	50,000	(300,000)

See notes to financial statements.

FINANCIAL STATEMENTS	67

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large Core Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005

Net asset value, beginning of period	$76.07	$78.37	$69.40	$62.68	$59.92

Income from investment operations:
Net investment income	1.50 [b]	1.42 [b]	1.16 [b]	0.98	0.65
Net realized and unrealized gain (loss)[c]	(25.24)	(2.35)	8.92	6.71	2.71

Total from investment operations	(23.74)	(0.93)	10.08	7.69	3.36

Less distributions from:
Net investment income	(1.45)	(1.37)	(1.11)	(0.97)	(0.60)

Total distributions	(1.45)	(1.37)	(1.11)	(0.97)	(0.60)

Net asset value, end of period	$50.88	$76.07	$78.37	$69.40	$62.68

Total return	(31.43)%	(1.25)%	14.66%	12.35%	5.62%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$195,880	$182,567	$160,652	$86,749	$53,280
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	2.57%	1.81%	1.59%	1.58%	1.33%
Portfolio turnover rate[f]	40%	35%	39%	15%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large Growth Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005

Net asset value, beginning of period	$67.23	$67.59	$61.79	$54.98	$59.96

Income from investment operations:
Net investment income	0.47 [b]	0.32 [b]	0.35 [b]	0.24	0.80
Net realized and unrealized gain (loss)[c]	(22.74)	(0.40)	5.80	6.80	(4.98)

Total from investment operations	(22.27)	(0.08)	6.15	7.04	(4.18)

Less distributions from:
Net investment income	(0.45)	(0.28)	(0.35)	(0.23)	(0.80)
Return of capital	–	–	–	–	(0.00)[d]

Total distributions	(0.45)	(0.28)	(0.35)	(0.23)	(0.80)

Net asset value, end of period	$44.51	$67.23	$67.59	$61.79	$54.98

Total return	(33.16)%	(0.14)%	10.00%	12.81%	(7.04)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$331,585	$494,167	$294,003	$203,907	$49,485
Ratio of expenses to average net assets[f]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	0.91%	0.46%	0.56%	0.44%	1.48%
Portfolio turnover rate[g]	35%	31%	28%	24%	19%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large Value Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005

Net asset value, beginning of period	$76.51	$86.96	$74.28	$65.09	$60.13

Income from investment operations:
Net investment income	2.10 [b]	2.52 [b]	2.18 [b]	1.79	1.41
Net realized and unrealized gain (loss)[c]	(32.84)	(10.36)	12.56	9.17	4.77

Total from investment operations	(30.74)	(7.84)	14.74	10.96	6.18

Less distributions from:
Net investment income	(2.12)	(2.61)	(2.06)	(1.77)	(1.22)

Total distributions	(2.12)	(2.61)	(2.06)	(1.77)	(1.22)

Net asset value, end of period	$43.65	$76.51	$86.96	$74.28	$65.09

Total return	(40.70)%	(9.20)%	20.14%	17.05%	10.33%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$159,308	$260,117	$439,134	$148,561	$55,323
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	3.83%	3.03%	2.70%	2.89%	2.85%
Portfolio turnover rate[f]	29%	23%	22%	17%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid Core Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005

Net asset value, beginning of period	$81.41	$88.58	$78.01	$63.05	$59.61

Income from investment operations:
Net investment income	0.86 [b]	0.68 [b]	1.10 [b]	0.91	0.46
Net realized and unrealized gain (loss)[c]	(29.52)	(7.22)	10.57	14.96	3.39

Total from investment operations	(28.66)	(6.54)	11.67	15.87	3.85

Less distributions from:
Net investment income	(0.98)	(0.63)	(1.00)	(0.88)	(0.41)
Return of capital	–	–	(0.10)	(0.03)	–

Total distributions	(0.98)	(0.63)	(1.10)	(0.91)	(0.41)

Net asset value, end of period	$51.77	$81.41	$88.58	$78.01	$63.05

Total return	(35.29)%	(7.41)%	15.09%	25.26%	6.46%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$77,659	$126,183	$146,153	$105,319	$63,053
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	1.40%	0.80%	1.38%	1.26%	1.12%
Portfolio turnover rate[f]	60%	53%	53%	19%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid Growth Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005

Net asset value, beginning of period	$95.61	$92.52	$85.38	$62.58	$59.33

Income from investment operations:
Net investment income	0.23 [b]	0.21 [b]	0.16 [b]	0.13	0.04
Net realized and unrealized gain (loss)[c]	(38.07)	3.12	7.31	22.80	3.24

Total from investment operations	(37.84)	3.33	7.47	22.93	3.28

Less distributions from:
Net investment income	(0.24)	(0.20)	(0.33)	(0.13)	(0.03)
Return of capital	–	(0.04)	–	–	–

Total distributions	(0.24)	(0.24)	(0.33)	(0.13)	(0.03)

Net asset value, end of period	$57.53	$95.61	$92.52	$85.38	$62.58

Total return	(39.60)%	3.59%	8.78%	36.67%	5.52%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$195,613	$487,629	$235,917	$204,914	$31,289
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[e]	0.32%	0.22%	0.19%	0.23%	0.09%
Portfolio turnover rate[f]	49%	34%	50%	21%	11%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid Value Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005

Net asset value, beginning of period	$74.60	$91.74	$79.63	$66.83	$59.91

Income from investment operations:
Net investment income	1.93 [b]	1.81 [b]	1.88 [b]	1.81 [b]	1.23
Net realized and unrealized gain (loss)[c]	(26.56)	(17.02)	11.84	12.79	6.73

Total from investment operations	(24.63)	(15.21)	13.72	14.60	7.96

Less distributions from:
Net investment income	(1.94)	(1.93)	(1.61)	(1.80)	(1.04)

Total distributions	(1.94)	(1.93)	(1.61)	(1.80)	(1.04)

Net asset value, end of period	$48.03	$74.60	$91.74	$79.63	$66.83

Total return	(33.26)%	(16.79)%	17.46%	22.07%	13.33%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$69,647	$126,826	$178,902	$99,535	$33,417
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[e]	3.37%	2.17%	2.25%	2.42%	2.52%
Portfolio turnover rate[f]	61%	37%	43%	18%	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small Core Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005

Net asset value, beginning of period	$78.57	$90.24	$82.87	$62.20	$59.83

Income from investment operations:
Net investment income	0.65 [b]	0.73 [b]	0.53 [b]	0.73	0.43
Net realized and unrealized gain (loss)[c]	(24.88)	(11.70)	7.40	20.62	2.32

Total from investment operations	(24.23)	(10.97)	7.93	21.35	2.75

Less distributions from:
Net investment income	(0.64)	(0.70)	(0.46)	(0.68)	(0.35)
Return of capital	–	–	(0.10)	–	(0.03)

Total distributions	(0.64)	(0.70)	(0.56)	(0.68)	(0.38)

Net asset value, end of period	$53.70	$78.57	$90.24	$82.87	$62.20

Total return	(30.86)%	(12.22)%	9.62%	34.47%	4.56%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$80,550	$102,143	$157,918	$91,157	$37,320
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	1.08%	0.86%	0.63%	1.04%	0.82%
Portfolio turnover rate[f]	73%	62%	73%	45%	16%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small Growth Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005

Net asset value, beginning of period	$73.02	$78.81	$76.85	$56.40	$59.59

Income from investment operations:
Net investment income (loss)	0.27 [b]	0.24 [b]	0.02 [b]	0.01	(0.04)
Net realized and unrealized gain (loss)[c]	(22.13)	(5.78)	1.94	20.45	(3.15)

Total from investment operations	(21.86)	(5.54)	1.96	20.46	(3.19)

Less distributions from:
Net investment income	(0.27)	(0.25)	–	–	–
Return of capital	–	–	–	(0.01)	–

Total distributions	(0.27)	(0.25)	–	(0.01)	–

Net asset value, end of period	$50.89	$73.02	$78.81	$76.85	$56.40

Total return	(29.91)%	(7.05)%	2.55%	36.27%	(5.36)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$66,162	$69,367	$70,927	$76,853	$25,380
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets[e]	0.47%	0.31%	0.03%	0.01%	(0.11)%
Portfolio turnover rate[f]	56%	59%	59%	38%	26%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small Value Index Fund
	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005

Net asset value, beginning of period	$72.21	$85.00	$77.78	$62.37	$59.97

Income from investment operations:
Net investment income[b]	1.62	1.82	1.85	1.55	1.07
Net realized and unrealized gain (loss)[c]	(23.83)	(12.81)	7.06	15.31	2.39

Total from investment operations	(22.21)	(10.99)	8.91	16.86	3.46

Less distributions from:
Net investment income	(1.78)	(1.80)	(1.69)	(1.45)	(1.06)

Total distributions	(1.78)	(1.80)	(1.69)	(1.45)	(1.06)

Net asset value, end of period	$48.22	$72.21	$85.00	$77.78	$62.37

Total return	(30.92)%	(13.08)%	11.63%	27.24%	5.72%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$65,094	$93,873	$135,998	$81,664	$34,301
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[e]	2.95%	2.35%	2.31%	2.16%	1.98%
Portfolio turnover rate[f]	70%	66%	56%	17%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares Morningstar Large Core, iShares Morningstar Large Growth, iShares Morningstar Large Value, iShares Morningstar Mid Core, iShares Morningstar Mid Growth, iShares Morningstar Mid Value, iShares Morningstar Small Core, iShares Morningstar Small Growth and iShares Morningstar Small Value Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a diversified fund under the 1940 Act, except for the iShares Morningstar Large Core, iShares Morningstar Large Growth and iShares Morningstar Large Value Index Funds, which are classified as non-diversified funds. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”). Effective May 1, 2008, the Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” This standard establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. However, the determination of what constitutes an “observable” input may require significant judgment by the Funds. The Funds consider observable inputs to be market data that is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities and certain U.S. government securities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 Prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 Prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

As of April 30, 2009, the value of each of the Funds’ investments was classified as a Level 1 Price.

78	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

As of April 30, 2009, the tax year-end of the Funds, the components of net accumulated losses on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Depreciation	Capital and Other Losses	Net Accumulated Losses
Morningstar Large Core	$242,695	$(49,785,388)	$(22,126,532)	$(71,669,225)
Morningstar Large Growth	318,590	(96,313,560)	(91,774,348)	(187,769,318)
Morningstar Large Value	488,701	(87,978,564)	(53,215,186)	(140,705,049)
Morningstar Mid Core	–	(27,462,900)	(34,856,042)	(62,318,942)
Morningstar Mid Growth	64,518	(79,769,193)	(109,732,251)	(189,436,926)
Morningstar Mid Value	50,527	(37,857,158)	(26,169,087)	(63,975,718)
Morningstar Small Core	12,421	(26,678,911)	(31,841,510)	(58,508,000)
Morningstar Small Growth	14,849	(17,716,371)	(20,939,016)	(38,640,538)
Morningstar Small Value	–	(26,566,376)	(26,677,224)	(53,243,600)

For the years ended April 30, 2009 and April 30, 2008, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended April 30, 2009.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)
iSHARES® TRUST

From November 1, 2008 to April 30, 2009, the Funds incurred net realized capital losses. As permitted by tax regulations, the Funds have elected to defer those losses and treat them as arising in the year ending April 30, 2010, as follows:

iShares Index Fund	Deferred Net Realized Capital Losses

Morningstar Large Core	$17,776,527

Morningstar Large Growth	59,289,953

Morningstar Large Value	32,540,901

Morningstar Mid Core	17,352,747

Morningstar Mid Growth	78,015,637

iShares Index Fund	Deferred Net Realized Capital Losses

Morningstar Mid Value	$14,771,542

Morningstar Small Core	20,382,331

Morningstar Small Growth	15,254,608

Morningstar Small Value	15,550,385

The Funds had tax basis net capital loss carryforwards as of April 30, 2009, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Total
Morningstar Large Core	$–	$–	$524,365	$–	$3,825,640	$4,350,005
Morningstar Large Growth	54,115	754,949	3,087,927	881,226	27,706,178	32,484,395
Morningstar Large Value	18,851	35,116	468,973	672,390	19,478,955	20,674,285
Morningstar Mid Core	20,026	126,713	2,019,941	326,747	15,009,868	17,503,295
Morningstar Mid Growth	14,863	105,739	132,199	4,115,856	27,347,957	31,716,614
Morningstar Mid Value	9,742	204,827	558,361	704,710	9,919,905	11,397,545
Morningstar Small Core	–	–	3,008,842	–	8,450,337	11,459,179
Morningstar Small Growth	–	–	2,843,017	–	2,841,391	5,684,408
Morningstar Small Value	18,678	142,621	1,039,496	1,649,102	8,276,942	11,126,839

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

For the year ended April 30, 2009, the Funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the year ended April 30, 2009 are disclosed in the Funds’ Statements of Operations.

As of April 30, 2009, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Morningstar Large Core	$245,439,192	$2,833,285	$(52,618,673)	$(49,785,388)
Morningstar Large Growth	431,053,248	–	(96,313,560)	(96,313,560)

80	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Morningstar Large Value	$248,961,167	$–	$(87,978,564)	$(87,978,564)
Morningstar Mid Core	107,056,677	971,231	(28,434,131)	(27,462,900)
Morningstar Mid Growth	297,250,044	1,946,243	(81,715,436)	(79,769,193)
Morningstar Mid Value	108,075,426	2,316,589	(40,173,747)	(37,857,158)
Morningstar Small Core	111,142,998	4,103,946	(30,782,857)	(26,678,911)
Morningstar Small Growth	89,026,507	2,573,203	(20,289,574)	(17,716,371)
Morningstar Small Value	95,201,655	3,410,672	(29,977,048)	(26,566,376)

Management has reviewed the tax positions as of April 30, 2009, inclusive of the prior three open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, Barclays Global Fund Advisors (“BGFA”) manages the investment of each Fund’s assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses (“Covered Expenses”) of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to each Fund, BGFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Index Fund	Investment Advisory Fee

Morningstar Large Core	0.20%
Morningstar Large Growth	0.25
Morningstar Large Value	0.25
Morningstar Mid Core	0.25
Morningstar Mid Growth	0.30

iShares Index Fund	Investment Advisory Fee

Morningstar Mid Value	0.30%
Morningstar Small Core	0.25
Morningstar Small Growth	0.30
Morningstar Small Value	0.30

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Trust. As compensation for its services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. These fees and expenses are Covered Expenses as defined above.

SEI Investments Distribution Co. (“SEI”) serves as each Fund’s underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Trust. SEI does not receive a fee from the Funds for its distribution services.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds are permitted to lend portfolio securities to Barclays Capital Inc. (“BarCap”). Pursuant to the same exemptive order, Barclays Global Investors, N.A. (“BGI”) serves as

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

securities lending agent for the Funds. BarCap and BGI are affiliates of BGFA, the Funds’ investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended April 30, 2009, BGI earned securities lending agent fees as follows:

iShares Index Fund	Securities Lending Agent Fees

Morningstar Large Core	$12,997
Morningstar Large Growth	22,784
Morningstar Large Value	79,126
Morningstar Mid Core	41,396
Morningstar Mid Growth	256,913

iShares Index Fund	Securities Lending Agent Fees

Morningstar Mid Value	$82,458
Morningstar Small Core	81,452
Morningstar Small Growth	132,507
Morningstar Small Value	101,107

Cross trades for the year ended April 30, 2009, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest in certain money market funds managed by BGFA, the Funds’ investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. These money market funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statements of Operations. Income distributions earned by the Funds from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statements of Operations.

Certain trustees and officers of the Trust are also officers of BGI and/or BGFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2009 were as follows:

iShares Index Fund	Purchases	Sales
Morningstar Large Core	$78,026,119	$74,366,392
Morningstar Large Growth	145,064,918	140,539,962
Morningstar Large Value	56,765,268	56,861,144
Morningstar Mid Core	59,798,891	57,155,556

82	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares Index Fund	Purchases	Sales
Morningstar Mid Growth	$168,823,569	$160,036,006
Morningstar Mid Value	59,451,821	55,494,687
Morningstar Small Core	68,252,755	65,720,590
Morningstar Small Growth	38,684,293	36,891,432
Morningstar Small Value	57,151,767	55,493,850

In-kind transactions (see Note 4) for the year ended April 30, 2009 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Morningstar Large Core	$110,199,770	$24,784,177
Morningstar Large Growth	88,310,965	63,920,965
Morningstar Large Value	88,097,824	70,305,608
Morningstar Mid Core	48,566,851	47,781,844
Morningstar Mid Growth	136,850,390	234,497,719
Morningstar Mid Value	22,998,806	35,809,467
Morningstar Small Core	44,597,423	24,016,295
Morningstar Small Growth	31,195,035	6,498,056
Morningstar Small Value	17,535,100	7,509,277

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in the relevant Fund’s underlying index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2009, certain Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BGFA. The market value of the securities on loan as of April 30, 2009 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

6. SUBSEQUENT EVENT

On June 16, 2009, Barclays PLC (“Barclays”), the ultimate parent company of BGFA, accepted a binding offer and entered into an agreement to sell its interests in BGI, BGFA and certain affiliated companies to BlackRock, Inc. (the “BlackRock Transaction”). The BlackRock Transaction is subject to certain regulatory approvals, as well as other conditions to closing. The previously announced agreement, providing for the sale by Barclays of its interests in BGFA and certain affiliated companies to a holding company of CVC Capital Partners Group SICAV-FIS S.A. was terminated in connection with the BlackRock Transaction.

Under the 1940 Act, completion of the BlackRock Transaction will cause the automatic termination of each Fund’s current investment advisory agreement with BGFA. In order for the management of each Fund to continue uninterrupted, the Board will be asked to approve a new investment advisory agreement for each Fund. If approved by the Board, the new investment advisory agreement will be submitted to the shareholders of each Fund for their approval.

84	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Morningstar Large Core Index Fund, iShares Morningstar Large Growth Index Fund, iShares Morningstar Large Value Index Fund, iShares Morningstar Mid Core Index Fund, iShares Morningstar Mid Growth Index Fund, iShares Morningstar Mid Value Index Fund, iShares Morningstar Small Core Index Fund, iShares Morningstar Small Growth Index Fund and iShares Morningstar Small Value Index Fund, each a fund of iShares Trust (the “Funds”), at April 30, 2009, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	85

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2009 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction

Morningstar Large Core	100.00%
Morningstar Large Growth	100.00
Morningstar Large Value	100.00
Morningstar Mid Core	81.57
Morningstar Mid Growth	100.00

iShares Index Fund	Dividends- Received Deduction

Morningstar Mid Value	89.33%
Morningstar Small Core	65.51
Morningstar Small Growth	100.00
Morningstar Small Value	73.36

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2009:

iShares Index Fund	Qualified Dividend Income

Morningstar Large Core	$4,681,321
Morningstar Large Growth	3,487,784
Morningstar Large Value	7,669,500
Morningstar Mid Core	1,152,269
Morningstar Mid Growth	1,050,594

iShares Index Fund	Qualified Dividend Income

Morningstar Mid Value	$2,874,599
Morningstar Small Core	690,338
Morningstar Small Growth	326,391
Morningstar Small Value	1,976,765

In January 2010, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2009. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

86	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Morningstar Large Core Index Fund

Period Covered: July 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	12	1.01
Between 0.5% and –0.5%	1,167	97.92
Less than –0.5% and Greater than –1.0%	6	0.50
Less than –1.0% and Greater than –1.5%	3	0.25
Less than –1.5% and Greater than –2.0%	1	0.08

	1,192	100.00%

SUPPLEMENTAL INFORMATION	87

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Large Growth Index Fund

Period Covered: July 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.17%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	2	0.17
Greater than 0.5% and Less than 1.0%	10	0.84
Between 0.5% and –0.5%	1,169	98.08
Less than –0.5% and Greater than –1.0%	3	0.25
Less than –1.0% and Greater than –1.5%	3	0.25
Less than –1.5%	1	0.08

	1,192	100.00%

iShares Morningstar Large Value Index Fund

Period Covered: July 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.25%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	15	1.26
Between 0.5% and –0.5%	1,159	97.25
Less than –0.5% and Greater than –1.0%	8	0.67
Less than –1.0% and Greater than –1.5%	2	0.17
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	1	0.08

	1,192	100.00%

iShares Morningstar Mid Core Index Fund

Period Covered: July 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	2	0.17%
Greater than 1.0% and Less than 1.5%	4	0.34
Greater than 0.5% and Less than 1.0%	8	0.67
Between 0.5% and –0.5%	1,171	98.24
Less than –0.5% and Greater than –1.0%	3	0.25
Less than –1.0% and Greater than –1.5%	2	0.17
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08

	1,192	100.00%

88	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Mid Growth Index Fund

Period Covered: July 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	4	0.34%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	11	0.92
Between 0.5% and –0.5%	1,164	97.65
Less than –0.5% and Greater than –1.0%	4	0.34
Less than –1.0% and Greater than –1.5%	2	0.17
Less than –1.5% and Greater than –2.0%	2	0.17
Less than –2.0%	2	0.17

	1,192	100.00%

iShares Morningstar Mid Value Index Fund

Period Covered: July 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	4	0.34
Greater than 0.5% and Less than 1.0%	9	0.76
Between 0.5% and –0.5%	1,165	97.73
Less than –0.5% and Greater than –1.0%	6	0.50
Less than –1.0% and Greater than –1.5%	3	0.25
Less than –1.5% and Greater than –2.0%	2	0.17
Less than –2.0%	2	0.17

	1,192	100.00%

iShares Morningstar Small Core Index Fund

Period Covered: July 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	3	0.25%
Greater than 1.5% and Less than 2.0%	4	0.34
Greater than 1.0% and Less than 1.5%	4	0.34
Greater than 0.5% and Less than 1.0%	7	0.59
Between 0.5% and –0.5%	1,162	97.47
Less than –0.5% and Greater than –1.0%	5	0.42
Less than –1.0% and Greater than –1.5%	4	0.34
Less than –1.5%	3	0.25

	1,192	100.00%

SUPPLEMENTAL INFORMATION	89

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Small Growth Index Fund

Period Covered: July 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	8	0.67%
Greater than 1.5% and Less than 2.0%	3	0.25
Greater than 1.0% and Less than 1.5%	4	0.34
Greater than 0.5% and Less than 1.0%	14	1.17
Between 0.5% and –0.5%	1,148	96.32
Less than –0.5% and Greater than –1.0%	9	0.76
Less than –1.0% and Greater than –1.5%	2	0.17
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0%	1	0.08

	1,192	100.00%

iShares Morningstar Small Value Index Fund

Period Covered: July 1, 2004 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	5	0.42%
Greater than 1.0% and Less than 1.5%	6	0.50
Greater than 0.5% and Less than 1.0%	14	1.17
Between 0.5% and –0.5%	1,149	96.40
Less than –0.5% and Greater than –1.0%	12	1.01
Less than –1.0% and Greater than –1.5%	2	0.17
Less than –1.5% and Greater than –2.0%	2	0.17
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5%	1	0.08

	1,192	100.00%

90	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

iShares Trust, iShares, Inc., Barclays Global Investors Funds (“BGIF”) and Master Investment Portfolio (“MIP”) are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of iShares Trust also serves as a Director for iShares, Inc. and oversees 177 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and oversees an additional 26 portfolios within the fund complex.

The address of each Trustee and Officer is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, California 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Lee T. Kranefuss, 47	Trustee and Chairman (since 2003).	Global Chief Executive Officer (since 2008) of iShares/Intermediary Groups of BGI; Chief Executive Officer (2005-2008) of iShares Intermediary Index and Market Group of BGI; Chief Executive Officer (2003-2005) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director (since 2005) of BGFA; Director, President and Chief Executive Officer (since 2005) of Barclays Global Investors International, Inc.; Director and Chairman (since 2005) of Barclays Global Investors Services.	Director (since 2003) of iShares, Inc.; Trustee (since 2001) of BGIF and MIP.

*John E. Martinez, 47	Trustee (since 2003).	Director (since 2005) of Real Estate Equity Exchange.	Director (since 2003) of iShares, Inc.; Chairman (since 2007) of Independent Review Committee, Canadian iShares Funds.

*	Lee T. Kranefuss and John E. Martinez are deemed to be “interested persons” (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds’ investment adviser; BGI, the parent company of BGFA; and Barclays Global Investors Services, an affiliate of BGFA and BGI.

TRUSTEE AND OFFICER INFORMATION	91

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker, 70	Trustee (since 2000); Lead Independent Trustee (since 2006).	Dean Witter Distinguished Professor of Finance (since 1994), Emeritus, Stanford University: Graduate School of Business.	Director (since 2002) of iShares, Inc.; Lead Independent Director (since 2006) of iShares, Inc.; Director (since 1996) of Continental Airlines, Inc.; Director (since 1995) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2004) of Threshold Pharmaceuticals; Director (since 2007) of NETGEAR, Inc.

Darrell Duffie, 54	Trustee (since 2008).	Professor(since 1984) of Stanford University: Graduate School of Business.	Director (since 2008) of iShares, Inc.; Director (since 2008) of Moody’s Corp.

Cecilia H. Herbert, 60	Trustee (since 2005).	Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco; Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee (2004-2005) of Pacific Select Funds; Trustee (since 2005) and Chair (since 2006) of the Finance and Investment Committees of the Thacher School.	Director (since 2005) of iShares, Inc.

Charles A. Hurty, 65	Trustee (since 2005).	Retired. Partner, KPMG LLP (1968-2001).	Director (since 2005) of iShares, Inc.; Director (since 2002) of GMAM Absolute Return Strategy Fund (1 portfolio); Director (since 2002) of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio); Director (since 2005) of CSFB Alternative Investments Fund (6 portfolios).

John E. Kerrigan, 53	Trustee (since 2005).	Chief Investment Officer (since 2002) of Santa Clara University.	Director (since 2005) of iShares, Inc.

92	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert H. Silver, 53	Trustee (since 2007).	President and Co-Founder (since 2006) of The Bravitas Group, Inc.; Member (since 2006) of Non-Investor Advisory Board of Russia Partners II, LP; Director and member (2006-2009) of the Audit and Compensation Committee of EPAM Systems, Inc.; President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer (1999-2005) of UBS Services USA, LLC; Managing Director (2000-2005) of UBS America, Inc.; Director and Vice Chairman (since 2001) of the YMCA of Greater NYC; Broadway Producer (since 2006); Co-Founder and Vice President (since 2008) of Parentgiving Inc.	Director (since 2007) of iShares, Inc.
Officers
Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held

Michael A. Latham, 43	President (since 2007).	Head (since 2007) of Americas iShares, BGI; Chief Operating Officer(2003-2007) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director and Chief Financial Officer (since 2005) of Barclays Global Investors International, Inc.	None.

TRUSTEE AND OFFICER INFORMATION	93

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Geoffrey D. Flynn, 52	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer (since 2008) of U.S. iShares, BGI; Director (2007-2008) of Mutual Fund Operations of BGI; President (2003-2007) of Van Kampen Investors Services; Managing Director (2002-2007) of Morgan Stanley; President (2002-2007) of Morgan Stanley Trust, FSB.	None.

Jack Gee, 49	Treasurer and Chief Financial Officer (since 2008).	Director (since 2004) of Fund Administration of Intermediary Investor Business of BGI; Treasurer and Chief Financial Officer (2004) of Parnassus Investments.	None.

Eilleen M. Clavere, 56	Secretary (since 2007).	Director (since 2006) of Legal Administration of Intermediary Investor Business of BGI; Legal Counsel and Vice President (2005-2006) of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc.; Counsel (2001-2005) of Kirkpatrick & Lockhart LLP.	None.

Ira P. Shapiro, 46	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel (since 2004) of BGI; First Vice President (1993-2004) of Merrill Lynch Investment Managers.	None.

Amy Schioldager, 46	Executive Vice President (since 2007).	Global Head (since 2008) of Index Equity, BGI; Global Head (2006-2008) of U.S. Indexing, BGI; Head (2001-2006) of Domestic Equity Portfolio Management, BGI.	None.

94	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Patrick O’Connor, 41	Vice President (since 2007).	Head (since 2006) of iShares Portfolio Management, BGI; Senior Portfolio Manager (1999-2006) of BGI.	None.

Lee Sterne, 43	Vice President (since 2007).	Head (since 2007) of U.S. Fixed Income Index and iShares, BGI; Senior Portfolio Manager (2004-2007) of BGI; Portfolio Manager (2001-2004) of BGI.	None.

Matt Tucker, 36	Vice President (since 2007).	Director (since 2009) of Fixed Income Investment Strategy, BGI; Head (2005- 2008) of U.S. Fixed Income Investment Solutions, BGI; Fixed Income Investment Strategist (2003-2005) of BGI.	None.

TRUSTEE AND OFFICER INFORMATION	95

Notes:

96	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares S&P Domestic Index Funds

iShares S&P 1500 (ISI)

iShares S&P 100 (OEF)

iShares S&P 500 (IVV)

iShares S&P 500 Growth (IVW)

iShares S&P 500 Value (IVE)

iShares S&P MidCap 400 (IJH)

iShares S&P MidCap 400 Growth (IJK)

iShares S&P MidCap 400 Value (IJJ)

iShares S&P SmallCap 600 (IJR)

iShares S&P SmallCap 600 Growth (IJT)

iShares S&P SmallCap 600 Value (IJS)

iShares S&P North American Natural Resources Sector (IGE)

iShares S&P North American Technology-Multimedia Networking (IGN)

iShares S&P North American Technology- Semiconductors (IGW)

iShares S&P North American Technology- Software (IGV)

iShares S&P North American Technology Sector (IGM)

iShares Domestic Sector Index Funds

iShares Cohen & Steers Realty Majors (ICF)

iShares Dow Jones U.S. Basic Materials Sector (IYM)

iShares Dow Jones U.S. Consumer Services Sector (IYC)

iShares Dow Jones U.S. Consumer Goods Sector (IYK)

iShares Dow Jones U.S. Energy Sector (IYE)

iShares Dow Jones U.S. Financial Sector (IYF)

iShares Dow Jones U.S. Financial Services (IYG)

iShares Dow Jones U.S. Healthcare Sector (IYH)

iShares Dow Jones U.S. Industrial Sector (IYJ)

iShares Dow Jones U.S. Real Estate (IYR)

iShares Dow Jones U.S. Technology Sector (IYW)

iShares Dow Jones U.S. Telecommunications Sector (IYZ)

iShares Dow Jones Transportation Average (IYT)

iShares Dow Jones U.S. Utilities Sector (IDU)

iShares Dow Jones U.S. (IYY)

iShares Nasdaq Biotechnology (IBB)

iShares Domestic Subsector Index Funds

iShares Dow Jones U.S. Aerospace & Defense (ITA)

iShares Dow Jones U.S. Broker-Dealers (IAI)

iShares Dow Jones U.S. Healthcare Providers (IHF)

iShares Dow Jones U.S. Home Construction (ITB)

iShares Dow Jones U.S. Insurance (IAK)

iShares Dow Jones U.S. Medical Devices (IHI)

iShares Dow Jones U.S. Oil & Gas Exploration & Production (IEO)

iShares Dow Jones U.S. Oil Equipment & Services (IEZ)

iShares Dow Jones U.S. Pharmaceuticals (IHE)

iShares Dow Jones U.S. Regional Banks (IAT)

iShares FTSE NAREIT Industrial/Office Capped (FIO)

iShares FTSE NAREIT Mortgage Plus Capped (REM)

iShares FTSE NAREIT Real Estate 50 (FTY)

iShares FTSE NAREIT Residential Plus Capped (REZ)

iShares FTSE NAREIT Retail Capped (RTL)

iShares Global Index Funds

iShares S&P Global 100 (IOO)

iShares S&P Global Clean Energy (ICLN)

iShares S&P Global Consumer Discretionary Sector (RXI)

iShares S&P Global Consumer Staples Sector (KXI)

iShares S&P Global Energy Sector (IXC)

iShares S&P Global Financials Sector (IXG)

iShares S&P Global Healthcare Sector (IXJ)

iShares S&P Global Industrials Sector (EXI)

iShares S&P Global Infrastructure (IGF)

iShares S&P Global Materials Sector (MXI)

iShares S&P Global Nuclear Energy (NUCL)

iShares S&P Global Technology Sector (IXN)

iShares S&P Global Telecommunications Sector (IXP)

iShares S&P Global Timber & Forestry (WOOD)

iShares S&P Global Utilities Sector (JXI)

iShares Russell Index Funds

iShares Russell 3000 (IWV)

iShares Russell 3000 Growth (IWZ)

iShares Russell 3000 Value (IWW)

iShares Russell 1000 (IWB)

iShares Russell 1000 Growth (IWF)

iShares Russell 1000 Value (IWD)

iShares Russell Midcap (IWR)

iShares Russell Midcap Growth (IWP)

iShares Russell Midcap Value (IWS)

iShares Russell 2000 (IWM)

iShares Russell 2000 Growth (IWO)

iShares Russell 2000 Value (IWN)

iShares Russell Microcap (IWC)

iShares International Country Index Funds

iShares FTSE China (HK Listed) (FCHI)

iShares FTSE/Xinhua China 25 (FXI)

iShares MSCI Australia (EWA)

iShares MSCI Austria Investable Market (EWO)

iShares MSCI Belgium Investable Market (EWK)

iShares MSCI Brazil (EWZ)

iShares MSCI Canada (EWC)

iShares MSCI Chile Investable Market (ECH)

iShares MSCI France (EWQ)

iShares MSCI Germany (EWG)

iShares MSCI Hong Kong (EWH)

iShares MSCI Israel Capped Investable Market (EIS)

iShares MSCI Italy (EWI)

iShares MSCI Japan (EWJ)

iShares MSCI Japan Small Cap (SCJ)

iShares MSCI Malaysia (EWM)

iShares MSCI Mexico Investable Market (EWW)

iShares MSCI Netherlands Investable Market (EWN)

iShares MSCI Singapore (EWS)

iShares MSCI South Africa (EZA)

iShares MSCI South Korea (EWY)

iShares MSCI Spain (EWP)

iShares MSCI Sweden (EWD)

iShares MSCI Switzerland (EWL)

iShares MSCI Taiwan (EWT)

iShares MSCI Thailand Investable Market (THD)

iShares MSCI Turkey Investable Market (TUR)

iShares MSCI United Kingdom (EWU)

iShares S&P/TOPIX 150 (ITF)

iShares Bond Funds

iShares Barclays Aggregate (AGG)

iShares Barclays MBS (MBB)

iShares Barclays Short Treasury (SHV)

iShares Barclays 1-3 Year Treasury (SHY)

iShares Barclays 3-7 Year Treasury (IEI)

iShares Barclays 7-10 Year Treasury (IEF)

iShares Barclays 10-20 Year Treasury (TLH)

iShares Barclays 20+ Year Treasury (TLT)

iShares Barclays TIPS (TIP)

iShares Barclays Agency (AGZ)

iShares Barclays Credit (CFT)

iShares Barclays 1-3 Year Credit (CSJ)

iShares Barclays Intermediate Credit (CIU)

iShares iBoxx $ Investment Grade Corporate (LQD)

iShares iBoxx $ High Yield Corporate (HYG)

iShares Barclays Government/Credit (GBF)

iShares Barclays Intermediate Government/Credit (GVI)

iShares S&P National Municipal (MUB)

iShares S&P Short Term National Municipal (SUB)

iShares S&P California Municipal (CMF)

iShares S&P New York Municipal (NYF)

iShares JPMorgan USD Emerging Markets (EMB)

iShares S&P/Citigroup International Treasury (IGOV)

iShares S&P/Citigroup 1-3 Year International Treasury (ISHG)

iShares Specialty Index Funds

iShares KLD 400 Social (DSI)

iShares KLD Select SocialSM (KLD)

iShares Dow Jones Select Dividend (DVY)

iShares Dow Jones EPAC Select Dividend (IDV)

iShares S&P U.S. Preferred Stock (PFF)

iShares International Index Funds

iShares FTSE Developed Small Cap ex-North America (IFSM)

iShares FTSE EPRA/NAREIT Developed Asia (IFAS)

iShares FTSE EPRA/NAREIT Developed Europe (IFEU)

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. (IFGL)

iShares FTSE EPRA/NAREIT North America (IFNA)

iShares MSCI ACWI (ACWI)

iShares MSCI ACWI ex US (ACWX)

iShares MSCI All Country Asia ex Japan (AAXJ)

iShares MSCI BRIC (BKF)

iShares MSCI EAFE (EFA)

iShares MSCI EAFE Growth (EFG)

iShares MSCI EAFE Value (EFV)

iShares MSCI EAFE Small Cap (SCZ)

iShares MSCI Emerging Markets (EEM)

iShares MSCI EMU (EZU)

iShares MSCI Kokusai (TOK)

iShares MSCI Pacific ex-Japan (EPP)

iShares S&P Asia 50 (AIA)

iShares S&P Developed ex-U.S. Property (WPS)

iShares S&P Europe 350 (IEV)

iShares S&P Latin America 40 (ILF)

iSHARES FAMILY OF FUNDS	97

The iShares® Family of Funds (Continued)

iShares Morningstar Index Funds

iShares Morningstar Large Core (JKD)

iShares Morningstar Large Growth (JKE)

iShares Morningstar Large Value (JKF)

iShares Morningstar Mid Core (JKG)

iShares Morningstar Mid Growth (JKH)

iShares Morningstar Mid Value (JKI)

iShares Morningstar Small Core (JKJ)

iShares Morningstar Small Growth (JKK)

iShares Morningstar Small Value (JKL)

iShares NYSE Index Funds

iShares NYSE Composite (NYC)

iShares NYSE 100 (NY)

iShares S&P Allocation Funds

iShares S&P Conservative (AOK)

iShares S&P Moderate (AOM)

iShares S&P Growth (AOR)

iShares S&P Aggressive (AOA)

iShares S&P Target Date Index Funds

iShares S&P Target Date Retirement

    Income (TGR)

iShares S&P Target Date 2010 (TZD)

iShares S&P Target Date 2015 (TZE)

iShares S&P Target Date 2020 (TZG)

iShares S&P Target Date 2025 (TZI)

iShares S&P Target Date 2030 (TZL)

iShares S&P Target Date 2035 (TZO)

iShares S&P Target Date 2040 (TZV)

iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, J.P. Morgan Securities Inc., KLD Research & Analytics, Inc., MSCI Inc., Morningstar Inc., The NASDAQ Stock Market, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), NewYork Stock Exchange, Inc., Frank Russell Company, or Standard & Poor’s, nor are they sponsored or endorsed by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above except Barclays Capital, which is an affiliate of BGI. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage REITs or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSEEPRA/NAREIT Global Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT, and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “Xinhua” is a trade- and servicemark of Xinhua Financial Network Limited. “NAREIT®” is a trademark of NAREIT; “EPRA®” is a trademark of EPRA.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2009 Annual Report.

iS-0569-0409

98	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to the iShares Funds. BGFA is a subsidiary of Barclays Global Investors, NA. (BGI), neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, is affiliated with the company listed above.

©2009 Barclays Global Investors. All rights reserved. iShares© is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Investing involves risk including possible loss of principal.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission

(SFC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

This report is intended for the Funds’shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied hy the current prospectus.

BCI-AR-44-0409

*BARCIAYS

iShares LET’S BUILD A BETTER INVESTMENT WORLD GLOBAL INVESTORS

2009 ANNUAL REPORT TO SHAREHOLDERS

iSHARES® FTSE EPRA/NAREIT SERIES

iSHARES® FTSE NAREIT SERIES

APRIL 30, 2009

Would you prefer to receive materials like this electronically? See inside cover for details.

iShares FTSE EPRA/NAREIT Developed Asia Index Fund

iShares FTSE EPRA/NAREIT Developed Europe Index Fund

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund

iShares FTSE EPRA/NAREIT North America Index Fund

iShares FTSE NAREIT Industrial/Office Capped Index Fund

iShares FTSE NAREIT Mortgage Plus Capped Index Fund

iShares FTSE NAREIT Real Estate 50 Index Fund

iShares FTSE NAREIT Residential Plus Capped Index Fund

iShares FTSE NAREIT Retail Capped Index Fund

iSHARES®

iSHARES®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

To sign up for electronic delivery, please follow these simple steps:

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Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com.

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(50.04)%	(49.88)%	(50.28)%	(41.75)%	(41.54)%	(41.91)%	(54.78)%	(54.54)%	(54.96)%

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Real Estate Operating/Development	54.36%

REITs - Shopping Centers	16.78

REITs - Diversified	9.37

Real Estate Management/Services	9.35

REITs - Office Property	9.20

REITs - Warehouse/Industrial	0.24

Short-Term and Other Net Assets	0.70

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Sun Hung Kai Properties Ltd. (Hong Kong)	12.12%

Westfield Group (Australia)	10.75

Mitsubishi Estate Co. Ltd. (Japan)	8.22

Mitsui Fudosan Co. Ltd. (Japan)	6.70

China Overseas Land & Investment Ltd. (China)	4.28

CapitaLand Ltd. (Singapore)	3.62

Hang Lung Properties Ltd. (Hong Kong)	3.59

Sumitomo Realty & Development Co. Ltd. (Japan)	3.47

Henderson Land Development Co. Ltd. (Hong Kong)	2.97

Nippon Building Fund Inc. (Japan)	2.76

TOTAL	58.48%

The iShares FTSE EPRA/NAREIT Developed Asia Index Fund (the “Fund”) (formerly the iShares FTSE EPRA/NAREIT Asia Index Fund) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Asia Index (the “Index”) (formerly the FTSE EPRA/NAREIT Asia Index). The Index measures the stock performance of companies engaged in the ownership and development of the Asian real estate markets defined by FTSE EPRA/NAREIT as developed (including Australia, Hong Kong, Japan, New Zealand, and Singapore). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (50.04)%, while the total return for the Index was (50.28)%.

The global equity markets fell sharply for the reporting period. Stocks plummeted in response to one of the most severe global economic downturns since World War II. The economic malaise began in the U.S., where a recession took hold in late 2007 and remained in place through the end of the reporting period, and then spread to Europe and Asia in mid-2008. Another factor contributing to the sharp decline in stocks was a liquidity crisis in the credit markets that led to substantial losses and distressed balance sheets for many financial companies worldwide. By the fall of 2008, the financial sector had deteriorated to the point that several high-profile financial firms were in or near bankruptcy, setting in motion unprecedented government intervention on a global scale to prevent a systemic collapse.

The dual challenges of a global recession and a persistent credit crisis weighed on corporate earnings and investor confidence, leading to a sharp drop in equity markets worldwide. However, the decline would have been much greater if not for a sizable stock market rally during the last seven weeks of the reporting period. Evidence of economic “green shoots” – early signs of stabilization in the economy, particularly in the U.S. – and growing confidence in the coordinated efforts of governments worldwide to resuscitate the banking sector helped stocks end the period on a positive note.

Asian real estate stocks, as represented by the Index, declined by 50% for the reporting period, underperforming the broad Asian equity indexes. The global economic downturn led to reduced demand for commercial real estate, contributing to higher vacancy rates, lower rents, and a substantial decline in commercial property values across Asia. In addition, the frozen credit markets made it difficult for real estate firms to raise capital or refinance debt, leading to concerns about strained balance sheets.

Each of the Fund’s ten largest holdings as of April 30, 2009, posted double-digit declines for the reporting period. The weakest performers were real estate development companies Mitsubishi Estate Co. Ltd. in Japan and CapitaLand Ltd. in Singapore. Mitsubishi faced a

2	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

deteriorating domestic economy and difficult lending environment in Japan, while CapitaLand issued equity and sold properties in order to raise capital and shore up its balance sheet. Other notable decliners included Australian retail property owner Westfield Group and Japanese property owner Sumitomo Realty & Development Co. Ltd. The better performers among the Fund’s top ten holdings were Chinese property developer China Overseas Land & Investment Ltd. and Hong Kong-based property developer Hang Lung Properties Ltd., both of which benefited from a government economic stimulus package which will boost infrastructure spending in China.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(54.43)%	(55.57)%	(54.85)%	(41.73)%	(42.04)%	(42.15)%	(54.75)%	(55.11)%	(55.23)%

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

4	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
REITs - Diversified	66.84%

Real Estate Management/Services	15.71

REITs - Office Property	7.40

Real Estate Operating/Development	4.53

Investment Companies	1.43

REITs - Shopping Centers	1.03

REITs - Storage	0.49

REITs - Warehouse/Industrial	0.38

REITs - Health Care	0.20

Short-Term and Other Net Assets	1.99

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Unibail-Rodamco (France)	17.39%

Land Securities Group PLC (United Kingdom)	8.92

British Land Co. PLC (United Kingdom)	7.72

Hammerson PLC (United Kingdom)	4.65

Corio NV (Netherlands)	4.30

PSP Swiss Property AG Registered (Switzerland)	3.13

Liberty International PLC (United Kingdom)	3.07

SEGRO PLC (United Kingdom)	2.84

Klépierre (France)	2.66

Icade (France)	2.18

TOTAL	56.86%

The iShares FTSE EPRA/NAREIT Developed Europe Index Fund (the “Fund”) (formerly the iShares FTSE EPRA/NAREIT Europe Index Fund) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Europe Index (the “Index”) (formerly the FTSE EPRA/NAREIT Europe Index). The Index measures the stock performance of companies engaged in the ownership and development of the European real estate markets defined by FTSE EPRA/NAREIT as developed (including Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom (including the Channel Islands)). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (54.43)%, while the total return for the Index was (54.85)%.

The global equity markets fell sharply for the reporting period. Stocks plummeted in response to one of the most severe global economic downturns since World War II. The economic malaise began in the U.S., where a recession took hold in late 2007 and remained in place through the end of the reporting period, and then spread to Europe and Asia in mid-2008. Another factor contributing to the sharp decline in stocks was a liquidity crisis in the credit markets that led to substantial losses and distressed balance sheets for many financial companies worldwide. By the fall of 2008, the financial sector had deteriorated to the point that several high-profile financial firms were in or near bankruptcy, setting in motion unprecedented government intervention on a global scale to prevent a systemic collapse.

The dual challenges of a global recession and a persistent credit crisis weighed on corporate earnings and investor confidence, leading to a sharp drop in equity markets worldwide. However, the decline would have been much greater if not for a sizable stock market rally during the last seven weeks of the reporting period. Evidence of economic “green shoots” – early signs of stabilization in the economy, particularly in the U.S. – and growing confidence in the coordinated efforts of governments worldwide to resuscitate the banking sector helped stocks end the period on a positive note.

European real estate stocks, as represented by the Index, declined by approximately 55% for the reporting period, underperforming the broad European equity indexes. The global economic downturn led to reduced demand for commercial real estate, contributing to higher vacancy rates, lower rents, and a substantial decline in commercial property values across Europe. In addition, the frozen credit markets made it difficult for real estate stocks to raise capital or refinance debt, leading to concerns about strained balance sheets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

Each of the Fund’s ten largest holdings as of April 30, 2009, declined by more than 20% for the reporting period. The weakest performers were U.K. property companies Land Securities Group PLC and SEGRO PLC, both of which declined by more than 65% as declining property values forced the companies to issue equity in order to raise the capital necessary to shore up their balance sheets. Other notable decliners included U.K. retail property owners Liberty International PLC and Hammerson PLC. The better performers among the Fund’s top ten holdings included Switzerland-based real estate company PSP Swiss Property AG and French retail and office owner Unibail-Rodamco, the Fund’s largest holding as of April 30, 2009.

6	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(51.30)%	(52.77)%	(51.59)%	(41.63)%	(41.86)%	(41.83)%	(54.65)%	(54.91)%	(54.87)%

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
Real Estate Operating/Development	38.77%

REITs - Diversified	26.32

REITs - Shopping Centers	12.85

Real Estate Management/Services	10.66

REITs - Office Property	8.52

REITs - Apartments	0.81

Investment Companies	0.35

REITs - Health Care	0.30

REITs - Warehouse/Industrial	0.29

REITs - Storage	0.16

REITs - Hotels	0.10

Short-Term and Other Net Assets	0.87

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Sun Hung Kai Properties Ltd. (Hong Kong)	7.96%

Westfield Group (Australia)	7.17

Mitsubishi Estate Co. Ltd. (Japan)	5.60

Unibail-Rodamco (France)	4.92

Mitsui Fudosan Co. Ltd. (Japan)	4.80

China Overseas Land & Investment Ltd. (China)	2.95

Land Securities Group PLC (United Kingdom)	2.54

CapitaLand Ltd. (Singapore)	2.46

Hang Lung Properties Ltd. (Hong Kong)	2.45

Sumitomo Realty & Development Co. Ltd. (Japan)	2.29

TOTAL	43.14%

The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (the “Fund”) (formerly the iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index (the “Index”) (formerly the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index). The Index measures the stock performance of companies engaged in the ownership and development of the following real estate markets defined as developed by FTSE EPRA/NAREIT: Canada, Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom (including the Channel Islands)), Middle East (Israel) and Asia (including Australia, Hong Kong, Japan, New Zealand, and Singapore). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (51.30)%, while the total return for the Index was (51.59)%.

The global equity markets fell sharply for the reporting period. Stocks plummeted in response to one of the most severe global economic downturns since World War II. The economic malaise began in the U.S., where a recession took hold in late 2007 and remained in place through the end of the reporting period, and then spread to Europe and Asia in mid-2008. Another factor contributing to the sharp decline in stocks was a liquidity crisis in the credit markets that led to substantial losses and distressed balance sheets for many financial companies worldwide. By the fall of 2008, the financial sector had deteriorated to the point that several high-profile financial firms were in or near bankruptcy, setting in motion unprecedented government intervention on a global scale to prevent a systemic collapse.

The dual challenges of a global recession and a persistent credit crisis weighed on corporate earnings and investor confidence, leading to a sharp drop in equity markets worldwide. However, the decline would have been much greater if not for a sizable stock market rally during the last seven weeks of the reporting period. Evidence of economic “green shoots” – early signs of stabilization in the economy, particularly in the U.S. – and growing confidence in the coordinated efforts of governments worldwide to resuscitate the banking sector helped stocks end the period on a positive note.

On a regional basis, European stocks posted the largest losses as rising unemployment and economic weakness spread across the Continent. A stronger U.S. dollar, which gained versus the euro during the reporting period, further depressed European equity returns

8	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

for U.S. investors. Markets along the Pacific Rim held up better, led by Japan and Hong Kong, though a widening trade gap in Japan contributed to significant underperformance in the last four months of the reporting period.

International real estate stocks, as represented by the Index, declined by more than 50% for the reporting period, underperforming the broad global equity indexes. The global economic downturn led to reduced demand for commercial real estate, contributing to higher vacancy rates, lower rents, and a substantial decline in commercial property values. In addition, the frozen credit markets made it difficult for real estate firms to raise capital or refinance debt, leading to concerns about strained balance sheets.

Each of the Fund’s ten largest holdings as of April 30, 2009, posted double-digit declines for the reporting period. U.K. property company Land Securities Group PLC was the weakest performer, declining by more than 65% as declining property values forced the company to issue equity in order to raise the capital necessary to shore up its balance sheet. Other notable decliners included Japanese real estate companies Mitsubishi Estate Co. Ltd. and Sumitomo Realty & Development Co. Ltd. The better performers among the Fund’s top ten holdings were Chinese property developer China Overseas Land & Investment Ltd. and Hong Kong-based property developer Hang Lung Properties Ltd., both of which benefited from a government economic stimulus package which will boost infrastructure spending in China.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(49.99)%	(49.94)%	(51.07)%	(37.58)%	(37.33)%	(38.68)%	(49.95)%	(49.65)%	(51.24)%

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

10	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
REITs - Diversified	14.60%

REITs - Apartments	14.42

REITs - Health Care	13.62

REITs - Shopping Centers	12.80

REITs - Office Property	11.08

REITs - Regional Malls	9.50

REITs - Storage	6.09

REITs - Warehouse/Industrial	5.27

REITs - Hotels	5.03

REITs - Outlet Centers	2.88

Real Estate Operating/Development	2.07

Private Corrections Facilities	1.09

REITs - Manufactured Homes	0.78

Medical - Nursing Homes	0.24

Hotels and Motels	0.20

Short-Term and Other Net Assets	0.33

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Simon Property Group Inc.	7.52%

Vornado Realty Trust	5.30

Public Storage	5.28

Equity Residential	3.86

Boston Properties Inc.	3.70

HCP Inc.	3.43

Host Hotels & Resorts Inc.	2.79

AvalonBay Communities Inc.	2.67

Kimco Realty Corp.	2.66

Ventas Inc.	2.53

TOTAL	39.74%

The iShares FTSE EPRA/NAREIT North America Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT North America Index (the “Index”). The Index measures the stock performance of companies engaged in the ownership and development of the North American real estate market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (49.99)%, while the total return for the Index was (51.07)%.

North American equity markets fell sharply for the reporting period, with the broad U.S. stock indexes falling by approximately 35% and the major Canadian indexes down by approximately 40%. Stocks plummeted in response to one of the most severe economic downturns in several decades. The U.S. economy contracted by 2.6% for the 12 months ended March 31, 2009, with the bulk of the contraction occurring in the last half of the period. The recession in the U.S. economy was characterized by enormous job losses – the unemployment rate hit a 26-year high of 8.9% – as well as a drop-off in consumer spending and continued deterioration in the housing market. Mirroring economic conditions in the U.S., the Canadian economy contracted by 2.3% for the 12 months ended February 28, 2009.

Another factor contributing to the sharp decline in stocks was a liquidity crisis in the credit markets that led to substantial losses and distressed balance sheets for many financial companies. By the fall of 2008, several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor. These events set in motion unprecedented government intervention to prevent a systemic collapse. The Federal Reserve cut its federal funds rate target to its lowest level ever – a range of 0% to 0.25% – and expanded its programs aimed at restoring liquidity in the credit markets. In addition, the U.S. government passed a massive fiscal stimulus package in early 2009 and introduced a number of new programs designed to revitalize the economy and aid in the recovery of the financial sector.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

The twin challenges of a deepening recession and a persistent credit crisis weighed on corporate earnings and investor confidence, leading to a sharp drop in North American equity markets. However, the decline would have been much greater if not for a sizable stock market rally during the last seven weeks of the reporting period. Evidence of economic “green shoots” – early signs of stabilization in the economy – and growing confidence in the government’s efforts to resuscitate the banking sector helped stocks end the period on a positive note.

North American real estate stocks, as represented by the Index, declined by more than 50% for the reporting period. The slowdowns in consumer and business spending resulting from the economic downturn led to reduced demand for commercial real estate, contributing to higher vacancy rates and a substantial decline in commercial property values. In addition, the frozen credit markets limited access to capital for many real estate companies, curtailing development and leading to concerns about their ability to refinance debt maturing in 2009 and 2010.

Retail and hotel owners were among the bigger decliners as the recession weighed heavily on consumer spending and business travel, leading to lower rental rates and increased vacancies. Industrial property owners were hit the hardest by the credit crunch as many industrial property owners faced significant near-term debt maturities that would be difficult to refinance in a stricter lending environment. Office property owners were also hurt by weak economic conditions as sizable job losses resulted in declining occupancy, but longer-term leases helped office landlords hold up better than other economically sensitive segments of the real estate sector. The best performers were owners of health care facilities and apartments. Health care facilities tend to be less sensitive to the economic environment, while apartment owners benefited from greater access to capital and a broad shift from home ownership to renting.

Each of the Fund’s ten largest holdings as of April 30, 2009, declined by more than 20% for the reporting period. The weakest performers included retail property company Kimco Realty Corp. and Host Hotels & Resorts Inc., which owns and operates luxury hotels. Kimco, which owns primarily strip malls, was hit particularly hard by declining occupancy rates and tenant bankruptcies, while a drop in hotel operating revenues caused Host Hotels to report a loss and cut its dividend. Other notable decliners included Boston Properties Inc., which owns office buildings in the Northeast, and Simon Property Group Inc., a shopping mall owner and the Fund’s largest holding as of April 30, 2009. The best performer among the Fund’s top ten holdings was Public Storage, which owns self-storage units and was generally less impacted by the economic downturn.

12	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX FUND

Performance as of April 30, 2009

Effective March 2, 2009, the Fund changed its underlying index from the FTSE NAREIT Industrial/Office Index (the “Former Index”) to the FTSE NAREIT Industrial/Office Capped Index (the “New Index”). The New Index is similar to the Former Index but caps the weights of constituent securities to provide less concentrated exposure. Accordingly, the Fund changed its name from the iShares FTSE NAREIT Industrial/Office Index Fund to the iShares FTSE NAREIT Industrial/Office Capped Index Fund effective March 2, 2009.

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(56.46)%	(56.88)%	(57.79)%	(38.92)%	(39.21)%	(39.74)%	(62.69)%	(63.05)%	(63.74)%

Index performance reflects the performance of the FTSE NAREIT Industrial/Office Index through March 1, 2009 and the FTSE NAREIT Industrial/Office Capped Index thereafter.

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

*	Index performance reflects the performance of the FTSE NAREIT Industrial/Office Index through March 1, 2009 and the FTSE NAREIT Industrial/Office Capped Index thereafter.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
REITs - Office Property	55.39%

REITs - Warehouse/Industrial	27.15

REITs - Diversified	17.23

Short-Term and Other Net Assets	0.23

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Boston Properties Inc.	20.57%

ProLogis	15.64

Liberty Property Trust	9.78

AMB Property Corp.	4.89

Mack-Cali Realty Corp.	4.74

Duke Realty Corp.	4.68

Corporate Office Properties Trust	4.37

Alexandria Real Estate Equities Inc.	3.71

Highwoods Properties Inc.	3.67

SL Green Realty Corp.	3.07

TOTAL	75.12%

The iShares FTSE NAREIT Industrial/Office Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT Industrial/Office Capped Index (the “Index”). The Index measures the performance of the industrial and office real estate sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (56.46)%, while the total return for the Index was (57.79)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Real estate investment trusts (REITs) declined sharply for the reporting period, underperforming the broad U.S. equity indexes. The slowdowns in consumer and business spending resulting from the economic downturn led to reduced demand for commercial real estate, contributing to higher vacancy rates and a substantial decline in commercial property values. In addition, frozen credit markets limited access to capital for many REITs, thereby curtailing development and leading to concerns about their ability to refinance debt maturing in 2009 and 2010. Office and industrial REITs, as represented by the Index, suffered larger declines than the overall REIT sector. Industrial

14	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX FUND

REITs, which own warehouses and distribution centers, were hit the hardest by the credit crunch as many industrial property owners faced significant near-term debt maturities that would be difficult to refinance in a stricter lending environment. Office REITs were hurt by weak economic conditions as sizable job losses resulted in declining demand for office space, but longer-term leases helped office landlords hold up better than the industrial segment.

Each of the Fund’s ten largest holdings as of April 30, 2009, posted double-digit declines for the reporting period. The weakest performers included ProLogis and SL Green Realty Corp., both of which declined by approximately 80%. ProLogis struggled to refinance a substantial amount of maturing debt in 2009, while SL Green had significant exposure to the weak New York City property market. Other notable decliners included AMB Property Corp. and Alexandria Real Estate Equities Inc. The better performers among the Fund’s top ten holdings on a relative basis were Corporate Office Properties Trust, which benefited from strong government leasing activity, and Liberty Property Trust.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

Performance as of April 30, 2009

Effective March 2, 2009, the Fund changed its underlying index from the FTSE NAREIT Mortgage REITs Index (the “Former Index”) to the FTSE NAREIT All Mortgage Capped Index (the “New Index”). The New Index is similar to the Former Index but caps the weights of constituent securities to provide less concentrated exposure. In addition, the New Index includes securities of the Former Index as well as additional sector classifications, which will increase diversification and investability for the Fund. Accordingly, the Fund changed its name from the iShares FTSE NAREIT Mortgage REITs Index Fund to the iShares FTSE NAREIT Mortgage Plus Capped Index Fund effective March 2, 2009.

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(40.70)%	(40.58)%	(23.94)%	(42.72)%	(42.74)%	(34.06)%	(67.19)%	(67.22)%	(56.57)%

Index performance reflects the performance of the FTSE NAREIT Mortgage REITs Index through March 1, 2009 and the FTSE NAREIT All Mortgage Capped Index thereafter.

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

*	Index performance reflects the performance of the FTSE NAREIT Mortgage REITs Index through March 1, 2009 and the FTSE NAREIT All Mortgage Capped Index thereafter.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

16	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
REITs - Mortgage	60.90%

Savings & Loans/Thrifts	31.41

Property/Casualty Insurance	4.55

Commercial Banks	0.87

Finance - Consumer Loans	0.79

Financial Guarantee Insurance	0.58

REITs - Health Care	0.54

Short-Term and Other Net Assets	0.36

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Annaly Capital Management Inc.	19.47%

MFA Financial Inc.	10.66

Chimera Investment Corp.	10.53

People’s United Financial Inc.	7.92

Hudson City Bancorp Inc.	4.84

New York Community Bancorp Inc.	4.71

Redwood Trust Inc.	4.51

Fidelity National Financial Inc. Class A	4.19

Anworth Mortgage Asset Corp.	4.12

Hatteras Financial Corp.	4.01

TOTAL	74.96%

The iShares FTSE NAREIT Mortgage Plus Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT All Mortgage Capped Index (the “Index”). The Index measures the performance of the residential and commercial mortgage real estate, mortgage finance and savings associations sectors of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (40.70)%, while the total return for the Index was (23.94)%.

The Former Index became highly concentrated in a small number of constituents during the reporting period. Due to regulatory diversification and concentration requirements applicable to the Fund, the Fund could not become as highly concentrated as the Former Index. Consistent with the Fund’s representative sampling strategy, the Fund underweighted certain constituents of the Former Index and over-weighted its investment in non-index securities in an attempt to track the performance of the Former Index. The stocks that the Fund underweighted generally performed better than those that it overweighted during the period. As a result, the Fund underperformed its combined benchmark by 16.76% during the reporting period.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve (the “Fed”) also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Real estate investment trusts (REITs) declined sharply for the reporting period, underperforming the broad U.S. equity indexes. The slowdowns in consumer and business spending resulting from the economic downturn led to reduced demand for commercial real estate, contributing to higher vacancy rates and a substantial decline in commercial property values. In addition, frozen credit markets limited access to capital for many REITs, thereby curtailing development and leading to concerns about their ability to refinance debt maturing in 2009 and 2010. Mortgage REITs, as represented by the Index, held up considerably better than the overall REIT sector. Mortgage REITs generally invest in commercial and residential mortgages, as well as mortgage-backed securities. The liquidity programs introduced by the Fed during the reporting period included buying mortgage-backed securities to help keep mortgage rates low. The Fed’s efforts provided a lift to the mortgage-backed securities market, benefiting mortgage REITs in the process. Despite this positive influence, mortgage REITs declined for the reporting period as rising mortgage delinquencies and foreclosures led to losses on direct mortgage investments. In addition, mortgage finance companies and community banks with notable mortgage lending operations also struggled as the economic downturn and liquidity crisis in the credit markets created a difficult lending environment.

Five of the Fund’s ten largest holdings as of April 30, 2009, were added to the Fund’s portfolio in March when the Fund began tracking the new index. Among the remaining five that were in the portfolio for the entire reporting period, the only one to post a positive return for the reporting period was Anworth Mortgage Asset Corp., which invests in mortgage-backed securities issued by government-sponsored agencies like Fannie Mae, Freddie Mac, and Ginnie Mae. These securities benefited the most from the Fed’s buying program. Annaly Capital Management Inc. and MFA Financial Inc., the Fund’s two largest holdings as of April 30, 2009, posted modest declines for the reporting period. Both companies had significant exposure to high-quality, government-sponsored mortgage debt. The other two top-ten holdings suffered substantial declines for the reporting period. Chimera Investment Corp. slumped because of its exposure to Alt-A mortgages – which are one step above subprime – and collateralized debt obligations. Redwood Trust Inc. declined sharply amid growing credit losses on residential real estate loans.

18	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(47.80)%	(48.24)%	(47.89)%	(32.63)%	(32.86)%	(32.51)%	(54.61)%	(54.93)%	(54.50)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
REITs - Health Care	14.18%

REITs - Apartments	13.66

REITs - Diversified	12.71

REITs - Office Property	10.38

REITs - Regional Malls	10.13

REITs - Shopping Centers	9.89

REITs - Mortgage	6.24

Real Estate Operating/Development	6.17

REITs - Storage	5.99

REITs - Warehouse/Industrial	4.56

REITs - Hotels	4.01

REITs - Outlet Centers	1.95

Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Simon Property Group Inc.	8.53%

Vornado Realty Trust	6.05

Public Storage	5.99

Annaly Capital Management Inc.	5.32

Equity Residential	4.38

Boston Properties Inc.	4.19

Plum Creek Timber Co. Inc.	4.04

HCP Inc.	3.89

Host Hotels & Resorts Inc.	3.20

AvalonBay Communities Inc.	3.07

TOTAL	48.66%

The iShares FTSE NAREIT Real Estate 50 Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT Real Estate 50 Index (the “Index”). The Index measures the performance of the large-capitalization real estate sector of the U.S. equity market, and is comprised of the 50 largest real estate investment trusts (REITs) within the FTSE NAREIT Composite Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (47.80)%, while the total return for the Index was (47.89)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

20	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

REITs, as represented by the Index, declined by more than 45% for the reporting period, underperforming the broad U.S. equity indexes. The slowdowns in consumer and business spending resulting from the economic downturn led to reduced demand for commercial real estate, contributing to higher vacancy rates and a substantial decline in commercial property values. In addition, frozen credit markets limited access to capital for many REITs, thereby curtailing development and leading to concerns about their ability to refinance debt maturing in 2009 and 2010.

Retail and hotel REITs were among the larger decliners as the recession weighed heavily on consumer spending and business travel, leading to lower rental rates and increased vacancies. Industrial REITs were hit the hardest by the credit crunch as many industrial property owners faced significant near-term debt maturities that would be difficult to refinance in a stricter lending environment. Office REITs were also hurt by weak economic conditions as sizable job losses resulted in declining occupancy, but longer-term leases helped office landlords hold up better than other economically sensitive segments of the REIT market. The best performers were health care and apartment REITs. Health care facilities tend to be less sensitive to the economic environment, while apartment owners benefited from greater access to capital and a broad shift from home ownership to renting. Mortgage REITs, which invest in mortgages and mortgage-backed securities, also held up well during the reporting period. The Federal Reserve’s liquidity programs included buying mortgage-backed securities, providing a lift to this segment of the market.

Each of the Fund’s ten largest holdings as of April 30, 2009, declined during the reporting period. The weakest performers included Host Hotels & Resorts Inc., which owns and operates luxury hotels, and office REIT Boston Properties Inc. A drop in hotel operating revenues caused Host Hotels to report a loss and cut its dividend, while Boston Properties felt the effects of the economic slowdown on occupancy rates, particularly in Manhattan, where the company suspended construction on a new office tower. Other notable decliners included regional mall owner Simon Property Group Inc., the Fund’s largest holding as of April 30, 2009, and diversified REIT Vornado Realty Trust. The better performers among the Fund’s top ten holdings were mortgage REIT Annaly Capital Management Inc., which had substantial exposure to the government agency-issued mortgage-backed securities that the Federal Reserve is buying, and Plum Creek Timber Co. Inc., a REIT that owns timberland, which has been less impacted by the economic downturn.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT RESIDENTIAL PLUS CAPPED INDEX FUND

Performance as of April 30, 2009

Effective March 2, 2009, the Fund changed its underlying index from the FTSE NAREIT Residential Index (the “Former Index”) to the FTSE NAREIT All Residential Capped Index (the “New Index”). The New Index is similar to the Former Index but caps the weights of constituent securities to provide less concentrated exposure. In addition, the New Index includes securities of the Former Index as well as additional sector classifications, which will increase diversification and investability for the Fund. Accordingly, the Fund changed its name from the iShares FTSE NAREIT Residential Index Fund to the iShares FTSE NAREIT Residential Plus Capped Index Fund effective March 2, 2009.

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(45.55)%	(46.27)%	(46.19)%	(29.11)%	(29.30)%	(29.81)%	(49.75)%	(50.01)%	(50.78)%

Index performance reflects the performance of the FTSE NAREIT Residential Index through March 1, 2009 and the FTSE NAREIT All Residential Capped Index thereafter.

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

*	Index performance reflects the performance of the FTSE NAREIT Residential Index through March 1, 2009 and the FTSE NAREIT All Residential Capped Index thereafter.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

22	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT RESIDENTIAL PLUS CAPPED INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
REITs - Apartments	41.15%

REITs - Health Care	38.53

REITs - Storage	15.83

REITs - Manufactured Homes	3.31

REITs - Diversified	0.85

Short-Term and Other Net Assets	0.33

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Public Storage	11.88%

Equity Residential	8.38

HCP Inc.	7.87

AvalonBay Communities Inc.	5.83

Ventas Inc.	5.47

Health Care REIT Inc.	5.26

Nationwide Health Properties Inc.	5.16

Senior Housing Properties Trust	4.61

Camden Property Trust	3.80

Essex Property Trust Inc.	3.63

TOTAL	61.89%

The iShares FTSE NAREIT Residential Plus Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT All Residential Capped Index (the “Index”). The Index measures the performance of the residential, healthcare and self-storage real estate sectors of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (45.55)%, while the total return for the Index was (46.19)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Real estate investment trusts (REITs) declined sharply for the reporting period, underperforming the broad U.S. equity indexes. The slowdowns in consumer and business spending resulting from the economic downturn led to reduced demand for commercial real estate, contributing to higher vacancy rates and a substantial decline in commercial property values. In addition, frozen credit markets limited access to capital for many REITs, thereby curtailing development and leading to concerns about their ability to refinance debt maturing in 2009 and 2010. Residential REITs also declined but held up slightly better than the overall REIT sector. Rising mortgage delinquencies

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT RESIDENTIAL PLUS CAPPED INDEX FUND

and foreclosures led to a growing shift from home ownership to renting, which helped support apartment rental rates despite the economic downturn. Furthermore, apartment REITs enjoyed easier access to capital via government-sponsored housing lenders Fannie Mae and Freddie Mac. Finally, the healthcare and self-storage segments of the REIT sector held up well because of their relatively limited sensitivity to the economic downturn.

Six of the Fund’s ten largest holdings as of April 30, 2009, were added to the Fund’s portfolio in March when the Fund began tracking the new index. The remaining four that were in the portfolio for the entire reporting period all declined notably. Nationwide apartment owner AvalonBay Communities Inc., which emphasizes upscale residential properties, held up the best. Equity Residential, the nation’s largest apartment REIT, and Camden Property Trust, a Houston-based residential property owner with a geographically diverse portfolio of apartments, posted comparable returns. The weakest performer was Essex Property Trust Inc., which operates apartment properties primarily on the West Coast.

24	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT RETAIL CAPPED INDEX FUND

Performance as of April 30, 2009

Effective March 2, 2009, the Fund changed its underlying index from the FTSE NAREIT Retail Index (the “Former Index”) to the FTSE NAREIT Retail Capped Index (the “New Index”). The New Index is similar to the Former Index but caps the weights of constituent securities to provide less concentrated exposure. Accordingly, the Fund changed its name from the iShares FTSE NAREIT Retail Index Fund to the iShares FTSE NAREIT Retail Capped Index Fund effective March 2, 2009.

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/09			Inception to 4/30/09			Inception to 4/30/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(55.01)%	(55.23)%	(56.75)%	(38.48)%	(38.61)%	(39.89)%	(62.15)%	(62.31)%	(63.92)%

Index performance reflects the performance of the FTSE NAREIT Retail Index through March 1, 2009 and the FTSE NAREIT Retail Capped Index thereafter.

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table(s) above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

*	Index performance reflects the performance of the FTSE NAREIT Retail Index through March 1, 2009 and the FTSE NAREIT Retail Capped Index thereafter.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT RETAIL CAPPED INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/09
Industry	Percentage of Net Assets
REITs - Shopping Centers	48.91%

REITs - Regional Malls	37.14

REITs - Outlet Centers	13.68

Short-Term and Other Net Assets	0.27

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/09
Security	Percentage of Net Assets
Simon Property Group Inc.	21.41%

Kimco Realty Corp.	7.69

Macerich Co. (The)	6.19

Weingarten Realty Investors	5.92

Federal Realty Investment Trust	5.73

Regency Centers Corp.	4.86

Realty Income Corp.	4.11

Equity One Inc.	4.10

Taubman Centers Inc.	3.98

Inland Real Estate Corp.	3.70

TOTAL	67.69%

The iShares FTSE NAREIT Retail Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT Retail Capped Index (the “Index”). The Index measures the performance of the retail property real estate sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2009 (the “reporting period”), the total return for the Fund was (55.01)%, while the total return for the Index was (56.75)%.

The U.S. stock market declined sharply during the reporting period, in an environment marked by extreme volatility. After a major investment bank failed in early 2008, concerns mounted about the degree to which aggressive mortgage lending practices had damaged the nation’s financial institutions. Stocks plunged in mid-September as several high-profile financial firms were faced with bankruptcy, a government bailout, or potential takeover by a competitor, and fear became widespread that the global economy was on the brink of a severe recession. In addition, investor confidence waned as consumer spending fell, corporate earnings declined and the housing market continued to deteriorate. In response, the federal government injected billions of dollars into several money center banks to keep them afloat. At the same time, the government also began a massive spending program to stimulate the economy, causing record-setting budget deficits of over $1 trillion in fiscal year 2009. The Federal Reserve also lowered its federal funds target rate to a range of 0% to 0.25%, its lowest level ever, in order to help stimulate the economy and restore liquidity in the credit markets. Gasoline prices, after surging to $4 per gallon in the summer of 2008, declined to as low as $1.50 per gallon before settling in at the $2 to $2.25 range by the end of the period. On balance, inflation as measured by the Consumer Price Index was negligible for the reporting period. Meanwhile, the unemployment rate reached 8.9% in April 2009, the highest level since the early 1980s, and Gross Domestic Product (GDP) declined at an annualized rate of 6.1% for the first quarter of 2009, a similar performance to the fourth quarter of 2008. Markets rallied late in the reporting period, rising nearly 30% from their lows in early March, as the Treasury Department released details of its plan to resuscitate the economy and aid in the recovery of the financial sector.

Real estate investment trusts (REITs) declined sharply for the reporting period, underperforming the broad U.S. equity indexes. The slowdowns in consumer and business spending resulting from the economic downturn led to reduced demand for commercial real estate, contributing to higher vacancy rates and a substantial decline in commercial property values. In addition, frozen credit markets limited access to capital for many REITs, thereby curtailing development and leading to concerns about their ability to refinance debt maturing in 2009 and 2010. Retail REITs, as represented by the Index, fell further than the overall REIT sector. As owners of shopping

26	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT RETAIL CAPPED INDEX FUND

malls and other retail properties, retail REITs were hit hardest by the slowdown in consumer spending, which led to increased vacancies and lower lease rates.

Each of the Fund’s ten largest holdings as of April 30, 2009, declined for the reporting period. The weakest performers included Kimco Realty Corp. and Macerich Co. Kimco, which owns primarily strip malls, was hit particularly hard by declining occupancy rates and tenant bankruptcies, while store closings by many retailers led to rising vacancy rates for Macerich. Other notable decliners included regional mall owners Taubman Centers Inc. and Simon Property Group Inc., the Fund’s largest holding as of April 30, 2009. The only stock among the Fund’s ten largest holdings to post a single-digit decline for the reporting period was retail property owner Realty Income Corp., which maintained relatively high occupancy rates due to its focus on larger, high-quality tenants that were better positioned to weather the economic downturn.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 to April 30, 2009.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/08)	Ending Account Value (4/30/09)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/08 to 4/30/09)
FTSE EPRA/NAREIT Developed Asia
Actual	$1,000.00	$ 989.50	0.48%	$2.37
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE EPRA/NAREIT Developed Europe
Actual	1,000.00	891.00	0.48	2.25
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.
Actual	1,000.00	955.50	0.48	2.33
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE EPRA/NAREIT North America
Actual	1,000.00	794.50	0.48	2.14
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41

28	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/08)	Ending Account Value (4/30/09)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/08 to 4/30/09)
FTSE NAREIT Industrial/Office Capped
Actual	$1,000.00	$ 813.70	0.48%	$2.16
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE NAREIT Mortgage Plus Capped
Actual	1,000.00	884.50	0.48	2.24
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE NAREIT Real Estate 50
Actual	1,000.00	807.00	0.48	2.15
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE NAREIT Residential Plus Capped
Actual	1,000.00	736.70	0.48	2.07
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE NAREIT Retail Capped
Actual	1,000.00	787.40	0.48	2.13
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	29

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.30%

AUSTRALIA – 19.62%
Bunnings Warehouse Property Trust	19,375	$25,196
CFS Retail Property Trust	114,820	138,769
Commonwealth Property Office Fund	115,180	68,968
Dexus Property Group	216,470	116,100
Dexus Property Group Entitlement[a]	63,071	33,827
Goodman Group	173,891	47,270
GPT Group	281,205	97,103
ING Office Fund	108,580	34,702
Macquarie Office Trust	284,000	40,688
Mirvac Group	108,150	83,033
Stockland Corp. Ltd.	99,435	229,392
Westfield Group	140,575	1,108,199

		2,023,247

CHINA – 8.98%
Agile Property Holdings Ltd.	100,000	75,482
China Overseas Land & Investment Ltd.[b]	250,000	441,282
China Resources Land Ltd.	120,000	217,389
Country Garden Holdings Co.[c]	205,000	67,715
Hopson Development Holdings Ltd.	40,000	31,122
Shimao Property Holdings Ltd.	82,500	92,930

		925,920

HONG KONG – 31.69%
Champion REIT[b]	140,000	32,335
Great Eagle Holdings Ltd.	20,000	27,819
Hang Lung Properties Ltd.	130,000	369,864
Henderson Land Development Co. Ltd.	65,000	306,123
Hongkong Land Holdings Ltd.	110,000	275,000
Hysan Development Co. Ltd.	50,000	91,353
Kerry Properties Ltd.	35,000	107,030
Kowloon Development Co. Ltd.[b]	39,000	18,871
Link REIT (The)	137,500	268,253
New World China Land Ltd.[b]	78,000	30,596
New World Development Co. Ltd.	175,000	231,673
Shenzhen Investment Ltd.[b]	100,000	29,161
Shui On Land Ltd.	82,500	35,767
Sino Land Co. Ltd.[b]	150,000	193,545
Sun Hung Kai Properties Ltd.	120,000	1,250,298

		3,267,688

Security	Shares	Value
JAPAN – 31.30%
AEON Mall Co. Ltd.	5,500	$72,059
Daibiru Corp.	3,500	24,333
Heiwa Real Estate Co. Ltd.	7,500	19,363
Japan Prime Realty Investment Corp.	40	68,913
Japan Real Estate Investment Corp.	25	177,110
Japan Retail Fund Investment Corp.	25	87,920
Kenedix Realty Investment Corp.	10	23,743
Mitsubishi Estate Co. Ltd.	65,000	847,639
Mitsui Fudosan Co. Ltd.	55,000	690,959
MORI TRUST Sogo REIT Inc.	5	34,609
Nippon Building Fund Inc.	35	284,241
Nomura Real Estate Office Fund Inc.	20	103,471
NTT Urban Development Corp.	80	64,644
ORIX JREIT Inc.	15	56,411
Premier Investment Corp.	10	32,830
Sumitomo Realty & Development Co. Ltd.	30,000	358,286
TOC Co. Ltd.	6,000	19,942
Tokyo Tatemono Co. Ltd.	15,000	50,770
Tokyu Land Corp.	25,000	83,346
TOKYU REIT Inc.	10	46,145
Top REIT Inc.	10	35,371
United Urban Investment Corp.	10	45,230

		3,227,335

NEW ZEALAND – 0.22%
Kiwi Income Property Trust	43,145	22,819

		22,819

SINGAPORE – 7.49%
Ascendas Real Estate Investment Trust	96,202	87,267
CapitaCommercial Trust	70,000	40,516
CapitaLand Ltd.	200,000	373,680
CapitaMall Trust Management Ltd.	150,400	127,268
Keppel Land Ltd.[b]	20,000	23,287
Mapletree Logistics Trust	90,000	26,198
Singapore Land Ltd.	10,000	23,558
Suntec REIT	95,000	47,269
Wing Tai Holdings Ltd.	40,000	23,829

		772,872

TOTAL COMMON STOCKS
(Cost: $18,520,878)		10,239,881

30	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

April 30, 2009

Security	Shares	Value
SHORT-TERM INVESTMENTS – 6.29%

MONEY MARKET FUNDS – 6.29%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[d,e,f]	559,637	$559,637
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[d,e,f]	87,463	87,463
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[d,e]	1,126	1,126

		648,226

TOTAL SHORT-TERM INVESTMENTS (Cost: $648,226)		648,226

TOTAL INVESTMENTS IN SECURITIES – 105.59%
(Cost: $19,169,104)		10,888,107

Other Assets, Less Liabilities – (5.59)%		(576,073)

NET ASSETS – 100.00%		$10,312,034

[a]	Security valued using Level 3 inputs. See Note 1.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Non-income earning security.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 96.40%

AUSTRIA – 2.05%
CA Immobilien Anlagen AGa	4,344	$34,768
conwert Immobilien Invest SEa	3,993	29,895

		64,663

BELGIUM – 4.19%
Befimmo SCA	597	53,280
Cofinimmo SA	408	44,970
Intervest Offices NV	333	8,605
Leasinvest Real Estate SCA	84	5,899
Warehouses De Pauw SCA	315	12,021
Wereldhave Belgium NV	111	7,501

		132,276

FINLAND – 1.39%
Citycon OYJ	7,464	16,913
Sponda OYJ[a,b]	3,888	15,920
Technopolis OYJ	2,841	11,068

		43,901

FRANCE – 29.10%
Acanthe Developpement SA	1,902	3,226
Affine SA	168	2,426
Fonciere des Regions[b]	930	51,327
GAGFAH SA	2,031	12,757
Gecina SA	855	47,222
Icade	888	68,936
Klépierre	3,747	84,060
Mercialys	1,365	42,054
Societe de la Tour Eiffel	228	7,453
Societe Immobiliere de Location pour l’Industrie et le Commerce	594	50,210
Unibail-Rodamco	3,651	548,767

		918,438

GERMANY – 2.97%
Alstria Office REIT AG	1,206	7,511
Colonia Real Estate AG	1,074	4,412
Deutsche EuroShop AG	1,617	45,961
Deutsche Wohnen AG Bearer[a]	1,209	22,092
DIC Asset AG	1,011	8,078
PATRIZIA Immobilien AGa,b	1,353	3,765
Vivacon AG	963	1,863

		93,682

Security	Shares	Value
ITALY – 0.65%
Beni Stabili SpA	19,116	$12,083
Immobiliare Grande Distribuzione SpA[a]	6,156	8,312

		20,395

NETHERLANDS – 9.98%
Corio NV	3,033	135,763
Eurocommercial Properties NV	1,599	47,451
Nieuwe Steen Investments NV	1,599	24,409
VastNed Offices/Industrial NV	912	10,549
VastNed Retail NV	732	32,397
Wereldhave NV	936	64,613

		315,182

NORWAY – 0.29%
Norwegian Property ASA	7,668	9,258

		9,258

SWEDEN – 5.32%
Castellum AB	7,827	49,802
Fabege AB	7,536	32,092
Hufvudstaden AB Class A	3,606	21,669
Klovern AB	5,469	12,086
Kungsleden AB	6,204	31,349
Wihlborgs Fastigheter AB	1,650	20,895

		167,893

SWITZERLAND – 5.36%
Allreal Holding AG Registered	243	25,688
PSP Swiss Property AG Registered[a]	2,094	98,913
Swiss Prime Site AG Registered[a]	864	40,623
Zueblin Immobilien Holding AG Registered[a]	1,050	3,826

		169,050

UNITED KINGDOM – 35.10%
A&J Mucklow Group PLC	1,113	3,933
Big Yellow Group PLC	3,762	15,330
British Land Co. PLC	38,193	243,780
Brixton PLC	12,849	5,521
CLS Holdings PLC[a]	1,044	4,649
Daejan Holdings PLC	231	7,188
Derwent London PLC	4,488	55,763
Development Securities PLC	1,962	7,821
Grainger PLC	4,722	11,808

32	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

April 30, 2009

Security	Shares	Value
Great Portland Estates PLC	7,854	$35,729
Hammerson PLC	31,329	146,930
Helical Bar PLC	4,776	24,097
Invista Foundation Property Trust Ltd.	14,613	6,713
Land Securities Group PLC	33,798	281,711
Liberty International PLC[b]	16,356	97,006
Primary Health Properties PLC	1,650	6,375
Quintain Estates and Development PLC	6,462	3,567
SEGRO PLC	252,378	89,754
Shaftesbury PLC	6,036	31,304
St. Modwen Properties PLC	4,062	10,503
UNITE Group PLC	5,580	8,062
Workspace Group PLC	46,443	10,495

		1,108,039

TOTAL COMMON STOCKS
(Cost: $5,068,934)		3,042,777

INVESTMENT COMPANIES – 1.43%

FRANCE – 0.22%
ProLogis European Properties	2,697	7,076

		7,076

UNITED KINGDOM – 1.21%
F&C Commercial Property Trust Ltd.	11,463	12,570
ING Real Estate Income Trust Ltd.	15,366	6,376
IRP Property Investments Ltd.	3,243	2,763
ISIS Property Trust Ltd.	2,745	2,786
Standard Life Investment Property Income Trust PLC	4,494	2,630
UK Commercial Property Trust Ltd.	12,312	11,129

		38,254

TOTAL INVESTMENT COMPANIES
(Cost: $91,460)		45,330

RIGHTS – 0.18%

UNITED KINGDOM – 0.18%
Liberty International PLC[a,b,c]	4,255	5,690

		5,690

TOTAL RIGHTS
(Cost: $0)		5,690

Security	Shares	Value
SHORT-TERM INVESTMENTS – 4.11%

MONEY MARKET FUNDS – 4.11%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[d,e,f]	111,721	$111,721
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[d,e,f]	17,460	17,460
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[d,e]	520	520

		129,701

TOTAL SHORT-TERM INVESTMENTS (Cost: $129,701)		129,701

TOTAL INVESTMENTS IN SECURITIES – 102.12%
(Cost: $5,290,095)		3,223,498

Other Assets, Less Liabilities – (2.12)%		(67,051)

NET ASSETS – 100.00%		$3,156,447

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 98.73%

AUSTRALIA – 13.14%
Bunnings Warehouse Property Trust	251,100	$326,535
CFS Retail Property Trust	1,454,667	1,758,084
Commonwealth Property Office Fund	1,467,354	878,623
Dexus Property Group	2,792,790	1,497,860
Dexus Property Group Entitlement[a]	797,941	427,960
Goodman Group	2,214,237	601,916
GPT Group	3,571,851	1,233,392
ING Office Fund	1,336,503	427,139
Macquarie Office Trust	3,553,158	509,048
Mirvac Group	1,362,264	1,045,894
Stockland Corp. Ltd.	1,269,357	2,928,353
Westfield Group	1,771,092	13,962,104

		25,596,908

AUSTRIA – 0.61%
CA Immobilien Anlagen AGb	80,073	640,873
conwert Immobilien Invest SEb	72,726	544,486

		1,185,359

BELGIUM – 1.26%
Befimmo SCA	11,178	997,586
Cofinimmo SA	7,626	840,552
Intervest Offices NV	6,510	168,215
Leasinvest Real Estate SCA	1,395	97,971
Warehouses De Pauw SCA	5,952	227,145
Wereldhave Belgium NV	1,767	119,414

		2,450,883

CANADA – 4.83%
Allied Properties Real Estate Investment Trust	23,436	255,249
Boardwalk Real Estate Investment Trust	36,084	830,652
Brookfield Properties Corp.	227,385	1,697,589
Calloway Real Estate Investment Trust	59,985	537,699
Canadian Apartment Properties Real Estate Investment Trust	47,802	488,843
Canadian Real Estate Investment Trust	42,966	705,191
Chartwell Seniors Housing Real Estate Investment Trust	73,191	261,814

Security	Shares	Value
Cominar Real Estate Investment Trust	34,503	$385,367
Dundee Real Estate Investment Trust	12,834	144,748
Extendicare Real Estate Investment Trust	54,405	226,668
H&R Real Estate Investment Trust	111,042	875,737
InnVest Real Estate Investment Trust	64,263	200,129
Morguard Real Estate Investment Trust	35,340	279,305
Northern Property Real Estate Investment Trust	17,205	255,592
Primaris Retail Real Estate Investment Trust	44,733	393,075
RioCan Real Estate Investment Trust	161,820	1,863,225

		9,400,883

CHINA – 6.05%
Agile Property Holdings Ltd.[c]	1,116,000	842,384
China Overseas Land & Investment Ltd.[c]	3,254,480	5,744,571
China Resources Land Ltd.[c]	1,488,000	2,695,628
Country Garden Holdings Co.[b]	2,604,000	860,143
Hopson Development Holdings Ltd.	558,000	434,152
Shimao Property Holdings Ltd.	1,069,500	1,204,717

		11,781,595

FINLAND – 0.38%
Citycon OYJ	123,132	279,007
Sponda OYJ[b,c]	68,448	280,264
Technopolis OYJ	47,802	186,227

		745,498

FRANCE – 8.20%
Fonciere des Regions[c]	16,554	913,622
GAGFAH SA	37,758	237,157
Gecina SA	14,601	806,416
Icade	15,345	1,191,247
Klépierre	64,821	1,454,191
Mercialys	23,715	730,625
Societe de la Tour Eiffel	4,557	148,969
Societe Immobiliere de Location pour l’Industrie et le Commerce	10,602	896,167
Unibail-Rodamco	63,798	9,589,228

		15,967,622

34	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
GERMANY – 0.87%
Alstria Office REIT AG	24,831	$154,647
Colonia Real Estate AGc	18,228	74,877
Deutsche EuroShop AG	29,760	845,880
Deutsche Wohnen AG Bearer[b]	20,739	378,966
DIC Asset AG	19,251	153,822
PATRIZIA Immobilien AGb,c	22,599	62,886
Vivacon AG	16,368	31,666

		1,702,744

HONG KONG – 21.07%
Champion REIT[c]	1,767,000	408,112
Great Eagle Holdings Ltd.	279,000	388,072
Hang Lung Properties Ltd.	1,674,000	4,762,708
Henderson Land Development Co. Ltd.	837,000	3,941,924
Hongkong Land Holdings Ltd.[c]	1,302,000	3,255,000
Hysan Development Co. Ltd.	651,000	1,189,417
Kerry Properties Ltd.	465,000	1,421,972
Kowloon Development Co. Ltd.[c]	465,000	224,996
Link REIT (The)	1,720,500	3,356,575
New World China Land Ltd.[c]	967,200	379,385
New World Development Co. Ltd.	2,232,000	2,954,823
Shenzhen Investment Ltd.	1,302,000	379,673
Shui On Land Ltd.	1,069,500	463,671
Sino Land Co. Ltd.[c]	1,860,000	2,399,954
Sun Hung Kai Properties Ltd.[c]	1,488,000	15,503,700

		41,029,982

ITALY – 0.18%
Beni Stabili SpA	319,176	201,742
Immobiliare Grande Distribuzione SpA[b]	105,183	142,026

		343,768

JAPAN – 21.01%
AEON Mall Co. Ltd.	65,100	852,914
Daibiru Corp.	37,200	258,625
Heiwa Real Estate Co. Ltd.	93,000	240,098
Japan Prime Realty Investment Corp.	465	801,113
Japan Real Estate Investment Corp.	372	2,635,402
Japan Retail Fund Investment Corp.	279	981,186
Kenedix Realty Investment Corp.	93	220,814
Mitsubishi Estate Co. Ltd.	837,000	10,914,987
Mitsui Fudosan Co. Ltd.	744,000	9,346,791

Security	Shares	Value
MORI TRUST Sogo REIT Inc.	93	$643,726
Nippon Building Fund Inc.	465	3,776,338
Nomura Real Estate Office Fund Inc.	186	962,281
NTT Urban Development Corp.	930	751,487
ORIX JREIT Inc.	186	699,497
Premier Investment Corp.	93	305,321
Sumitomo Realty & Development Co. Ltd.	373,000	4,454,693
TOC Co. Ltd.	74,400	247,282
Tokyo Tatemono Co. Ltd.	186,000	629,547
Tokyu Land Corp.	279,000	930,142
TOKYU REIT Inc.	93	429,151
United Urban Investment Corp.	186	841,287

		40,922,682

NETHERLANDS – 2.81%
Corio NV	51,522	2,306,221
Eurocommercial Properties NV	27,993	830,709
Nieuwe Steen Investments NV	30,892	471,571
VastNed Offices/Industrial NV	16,018	185,277
VastNed Retail NV	12,688	561,550
Wereldhave NV	16,275	1,123,481

		5,478,809

NEW ZEALAND – 0.17%
Kiwi Income Property Trust	608,127	321,633

		321,633

NORWAY – 0.08%
Norwegian Property ASA	132,432	159,890

		159,890

SINGAPORE – 5.19%
Ascendas Real Estate Investment Trust[c]	1,302,402	1,181,437
CapitaCommercial Trust[c]	837,000	484,454
CapitaLand Ltd.	2,560,000	4,783,103
CapitaMall Trust Management Ltd.[c]	1,919,400	1,624,188
Keppel Land Ltd.[c]	279,000	324,858
Mapletree Logistics Trust	1,134,750	330,316
Singapore Land Ltd.[c]	186,000	438,180
Suntec REIT[c]	1,209,000	601,554
Wing Tai Holdings Ltd.	558,000	332,413

		10,100,503

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2009

Security	Shares	Value
SWEDEN – 1.45%
Castellum AB	129,084	$821,349
Fabege AB	130,758	556,831
Hufvudstaden AB Class A	55,242	331,953
Klovern AB	93,465	206,553
Kungsleden AB	104,532	528,208
Wihlborgs Fastigheter AB	29,202	369,806

		2,814,700

SWITZERLAND – 1.44%
Allreal Holding AG Registered	4,278	452,233
PSP Swiss Property AG Registered[b]	35,247	1,664,945
Swiss Prime Site AG Registered[b]	13,671	642,769
Zueblin Immobilien Holding AG Registered[b]	14,322	52,185

		2,812,132

UNITED KINGDOM – 9.99%
Big Yellow Group PLC	75,051	305,829
British Land Co. PLC	668,700	4,268,214
Brixton PLC	275,466	118,374
CLS Holdings PLC[b]	25,482	113,466
Daejan Holdings PLC	3,441	107,076
Derwent London PLC[c]	81,003	1,006,454
Development Securities PLC	25,203	100,460
Grainger PLC	74,493	186,273
Great Portland Estates PLC	151,218	687,910
Hammerson PLC[c]	545,094	2,556,435
Helical Bar PLC	89,187	449,996
Invista Foundation Property Trust Ltd.	353,586	162,423
Land Securities Group PLC	593,677	4,948,372
Liberty International PLC[c]	282,906	1,677,888
Primary Health Properties PLC	20,088	77,616
Quintain Estates and Development PLC	114,111	62,986
SEGRO PLC	4,314,270	1,534,292
Shaftesbury PLC	107,508	557,569
St. Modwen Properties PLC	80,259	207,529
UNITE Group PLC	93,000	134,362
Workspace Group PLC	825,096	186,451

		19,449,975

TOTAL COMMON STOCKS
(Cost: $257,847,485)		192,265,566

Security	Shares	Value
INVESTMENT COMPANIES – 0.35%

FRANCE – 0.06%
ProLogis European Properties	47,709	$125,174

		125,174

UNITED KINGDOM – 0.29%
F&C Commercial Property Trust Ltd.	222,456	243,930
ING Real Estate Income Trust Ltd.	292,113	121,199
UK Commercial Property Trust Ltd.	211,296	190,990

		556,119

TOTAL INVESTMENT COMPANIES
(Cost: $1,119,305)		681,293

RIGHTS – 0.05%

UNITED KINGDOM – 0.05%
Liberty International PLC[a,b,c]	73,611	98,442

		98,442

TOTAL RIGHTS
(Cost: $0)		98,442

SHORT-TERM INVESTMENTS – 4.87%

MONEY MARKET FUNDS – 4.87%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[d,e,f]	8,197,196	8,197,196
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[d,e,f]	1,281,106	1,281,106
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[d,e]	3,469	3,469

		9,481,771

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,481,771)		9,481,771

36	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2009

Value
TOTAL INVESTMENTS IN SECURITIES – 104.00% (Cost: $268,448,561)	$202,527,072

Other Assets, Less Liabilities – (4.00)%	(7,784,322)

NET ASSETS – 100.00%	$194,742,750

[a]	Security valued using Level 3 inputs. See Note 1.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.67%

CANADA – 7.82%
Allied Properties Real Estate Investment Trust	446	$4,858
Boardwalk Real Estate Investment Trust	698	16,068
Brookfield Properties Corp.	4,164	31,087
Calloway Real Estate Investment Trust	1,113	9,977
Canadian Apartment Properties Real Estate Investment Trust	968	9,899
Canadian Real Estate Investment Trust	860	14,115
Chartwell Seniors Housing Real Estate Investment Trust	1,438	5,144
Cominar Real Estate Investment Trust	651	7,271
Dundee Real Estate Investment Trust	228	2,571
Extendicare Real Estate Investment Trust	942	3,925
H&R Real Estate Investment Trust	2,108	16,625
InnVest Real Estate Investment Trust	1,134	3,531
Morguard Real Estate Investment Trust	614	4,853
Northern Property Real Estate Investment Trust	316	4,694
Primaris Retail Real Estate Investment Trust	902	7,926
RioCan Real Estate Investment Trust	3,092	35,602

		178,146

UNITED STATES – 91.85%
Acadia Realty Trust	568	8,236
Agree Realty Corp.	102	1,628
Alexander’s Inc.	29	6,324
Alexandria Real Estate Equities Inc.	556	20,283
AMB Property Corp.	1,977	37,741
American Campus Communities Inc.	592	12,835
Apartment Investment and Management Co. Class A	1,666	12,162
Ashford Hospitality Trust Inc.	1,303	3,935
Associated Estates Realty Corp.	178	988
AvalonBay Communities Inc.	1,072	60,900
BioMed Realty Trust Inc.	1,130	12,893
Boston Properties Inc.	1,704	84,212
Brandywine Realty Trust	1,246	7,713
BRE Properties Inc. Class A	720	17,690
Camden Property Trust	756	20,510

Security	Shares	Value
CBL & Associates Properties Inc.[a]	997	$7,916
Cedar Shopping Centers Inc.	680	2,441
Colonial Properties Trust	702	5,082
Corporate Office Properties Trust	734	22,431
Corrections Corp. of America[b]	1,752	24,756
Cousins Properties Inc.	526	4,445
DCT Industrial Trust Inc.	2,474	10,935
Developers Diversified Realty Corp.	1,872	7,731
DiamondRock Hospitality Co.	1,544	10,021
Digital Realty Trust Inc.	1,068	38,459
Douglas Emmett Inc.	1,153	11,034
Duke Realty Corp.	3,012	29,427
DuPont Fabros Technology Inc.	567	4,814
EastGroup Properties Inc.	357	11,999
Education Realty Trust Inc.	438	2,054
Entertainment Properties Trust	475	10,977
Equity Lifestyle Properties Inc.	357	14,162
Equity One Inc.	618	9,196
Equity Residential	3,846	88,035
Essex Property Trust Inc.	380	24,126
Extra Space Storage Inc.	1,214	8,632
Federal Realty Investment Trust[a]	831	45,871
FelCor Lodging Trust Inc.	956	1,893
First Industrial Realty Trust Inc.	650	2,450
First Potomac Realty Trust	379	3,710
Forest City Enterprises Inc. Class A	1,120	9,442
Getty Realty Corp.	259	5,082
HCP Inc.	3,564	78,230
Health Care REIT Inc.	1,541	52,502
Healthcare Realty Trust Inc.	840	14,104
Hersha Hospitality Trust	762	2,781
Highwoods Properties Inc.	905	21,711
Hilltop Holdings Inc.[b]	599	6,787
Home Properties Inc.	453	16,507
Hospitality Properties Trust	1,324	16,206
Host Hotels & Resorts Inc.	8,255	63,481
HRPT Properties Trust	3,189	13,745
Inland Real Estate Corp.	936	8,218
Investors Real Estate Trust	818	7,566
Kilroy Realty Corp.	479	10,318
Kimco Realty Corp.	5,045	60,641
Kite Realty Group Trust	539	1,886

38	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

April 30, 2009

Security	Shares	Value
LaSalle Hotel Properties	674	$8,061
Lexington Realty Trust	1,402	5,398
Liberty Property Trust	1,376	33,492
LTC Properties Inc.	336	6,051
Macerich Co. (The)[a]	1,086	19,038
Mack-Cali Realty Corp.	942	25,302
Medical Properties Trust Inc.	1,140	6,088
Mid-America Apartment Communities Inc.	395	14,611
National Healthcare Corp.	136	5,399
National Retail Properties Inc.	1,114	19,762
Nationwide Health Properties Inc.	1,414	34,912
Omega Healthcare Investors Inc.	1,168	18,361
Orient-Express Hotels Ltd. Class A	714	4,620
Parkway Properties Inc.	255	3,537
Pennsylvania Real Estate Investment Trust[a]	596	4,619
Post Properties Inc.	630	8,039
ProLogis	5,829	53,102
PS Business Parks Inc.	218	9,537
Public Storage	1,800	120,348
Ramco-Gershenson Properties Trust	258	2,838
Realty Income Corp.	1,464	32,691
Regency Centers Corp.	1,108	41,495
Saul Centers Inc.	187	5,954
Senior Housing Properties Trust	1,696	27,797
Simon Property Group Inc.	3,318	171,209
SL Green Realty Corp.[a]	815	14,393
Sovran Self Storage Inc.	309	6,965
Strategic Hotels & Resorts Inc.	1,144	961
Sun Communities Inc.	252	3,692
Sunstone Hotel Investors Inc.	744	3,936
Tanger Factory Outlet Centers Inc.	445	14,827
Taubman Centers Inc.	567	13,506
UDR Inc.	1,935	19,485
Universal Health Realty Income Trust	166	5,315
Urstadt Biddle Properties Inc. Class A	252	3,871
U-Store-It Trust	770	2,641
Ventas Inc.	2,016	57,738
Vornado Realty Trust	2,468	120,660
Washington Real Estate Investment Trust	736	15,699

Security	Shares	Value
Weingarten Realty Investors	1,618	$25,144
Winthrop Realty Trust	177	1,558

		2,092,506

TOTAL COMMON STOCKS
(Cost: $4,364,258)		2,270,652

SHORT-TERM INVESTMENTS – 3.42%

MONEY MARKET FUNDS – 3.42%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	63,298	63,298
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	9,892	9,892
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	4,641	4,641

		77,831

TOTAL SHORT-TERM INVESTMENTS
(Cost: $77,831)		77,831

TOTAL INVESTMENTS IN SECURITIES – 103.09%
(Cost: $4,442,089)		2,348,483

Other Assets, Less Liabilities – (3.09)%		(70,395)

NET ASSETS – 100.00%		$2,278,088

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.77%

REITs - DIVERSIFIED – 17.23%
Duke Realty Corp.	12,063	$117,855
Gladstone Commercial Corp.	675	7,911
Liberty Property Trust	10,115	246,199
Mission West Properties Inc.	1,476	10,052
PS Business Parks Inc.	1,184	51,800

		433,817

REITs - OFFICE PROPERTY – 55.39%
Alexandria Real Estate Equities Inc.[a]	2,557	93,279
BioMed Realty Trust Inc.	5,565	63,497
Boston Properties Inc.	10,481	517,971
Brandywine Realty Trust	6,924	42,859
Corporate Office Properties Trust	3,602	110,077
Douglas Emmett Inc.	5,634	53,917
Franklin Street Properties Corp.	5,217	69,647
Highwoods Properties Inc.	3,849	92,337
HRPT Properties Trust	16,964	73,115
Kilroy Realty Corp.	2,657	57,232
Mack-Cali Realty Corp.	4,443	119,339
Parkway Properties Inc.	1,733	24,037
SL Green Realty Corp.[a]	4,373	77,227

		1,394,534

REITs - WAREHOUSE/INDUSTRIAL – 27.15%
AMB Property Corp.	6,453	123,188
DCT Industrial Trust Inc.	13,830	61,129
EastGroup Properties Inc.	1,721	57,843
First Industrial Realty Trust Inc.	4,164	15,698
First Potomac Realty Trust	2,111	20,667
Monmouth Real Estate Investment Corp. Class A	1,838	11,249
ProLogis	43,235	393,871

		683,645

TOTAL COMMON STOCKS
(Cost: $4,113,022)		2,511,996

Security	Shares	Value
SHORT-TERM INVESTMENTS – 3.43%

MONEY MARKET FUNDS – 3.43%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[b,c,d]	70,650	$70,650
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[b,c,d]	11,042	11,042
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[b,c]	4,642	4,642

		86,334

TOTAL SHORT-TERM INVESTMENTS
(Cost: $86,334)		86,334

TOTAL INVESTMENTS IN SECURITIES – 103.20%
(Cost: $4,199,356)		2,598,330

Other Assets, Less Liabilities – (3.20)%		(80,516)

NET ASSETS – 100.00%		$2,517,814

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

40	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.64%

COMMERCIAL BANKS – 0.87%
Bank Mutual Corp.	9,111	$93,570
TrustCo Bank Corp. NY	28,755	172,530

		266,100

FINANCE - CONSUMER LOANS – 0.79%
Ocwen Financial Corp.[a]	21,613	240,337

		240,337

FINANCIAL GUARANTEE INSURANCE – 0.58%
MGIC Investment Corp.[b]	47,792	122,348
PMI Group Inc. (The)	26,285	16,560
Radian Group Inc.	22,228	38,454

		177,362

PROPERTY/CASUALTY INSURANCE – 4.55%
Fidelity National Financial Inc. Class A	70,519	1,278,510
Stewart Information Services Corp.	4,890	110,563

		1,389,073

REITs - HEALTH CARE – 0.54%
Care Investment Trust Inc.	32,520	165,852

		165,852

REITs - MORTGAGE – 60.90%
American Capital Agency Corp.	21,184	397,200
Annaly Capital Management Inc.	422,316	5,941,986
Anthracite Capital Inc.[b]	145,512	58,205
Anworth Mortgage Asset Corp.	195,653	1,258,048
Capital Trust Inc. Class Ab	41,996	71,393
Capstead Mortgage Corp.	106,157	1,209,128
Chimera Investment Corp.	910,364	3,213,585
Hatteras Financial Corp.	50,819	1,223,213
MFA Financial Inc.	552,029	3,251,451
NorthStar Realty Finance Corp.[b]	124,261	393,907
RAIT Financial Trust	127,871	189,249
Redwood Trust Inc.	84,498	1,374,782

		18,582,147

SAVINGS & LOANS/THRIFTS – 31.41%
Astoria Financial Corp.	36,337	300,144
Beneficial Mutual Bancorp Inc.[a]	12,581	126,565
Brookline Bancorp Inc.	22,310	221,315
Capitol Federal Financial	8,522	332,017
Dime Community Bancshares Inc.	10,900	90,906

Security	Shares	Value
First Financial Holdings Inc.	4,527	$40,743
First Niagara Financial Group Inc.	51,590	698,529
Flagstar Bancorp Inc.[a,b]	24,356	35,316
Flushing Financial Corp.	8,296	76,406
Hudson City Bancorp Inc.	117,516	1,476,001
Investors Bancorp Inc.[a]	20,648	189,136
Kearny Financial Corp.	8,069	89,969
New York Community Bancorp Inc.	127,055	1,436,992
NewAlliance Bancshares Inc.	40,920	528,277
Northwest Bancorp Inc.	5,600	98,448
Oritani Financial Corp.[a]	6,266	88,915
People’s United Financial Inc.	154,621	2,415,180
Provident Financial Services Inc.	20,359	217,231
Provident New York Bancorp	15,007	127,109
TFS Financial Corp.	43,910	515,064
Washington Federal Inc.	30,786	399,602
Waterstone Financial Inc.[a]	5,103	14,544
WSFS Financial Corp.	2,386	64,684

		9,583,093

TOTAL COMMON STOCKS
(Cost: $30,099,815)		30,403,964

SHORT-TERM INVESTMENTS – 1.85%

MONEY MARKET FUNDS – 1.85%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[c,d,e]	461,861	461,861
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[c,d,e]	72,182	72,182
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[c,d]	30,238	30,238

		564,281

TOTAL SHORT-TERM INVESTMENTS
(Cost: $564,281)		564,281

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

April 30, 2009

Value
TOTAL INVESTMENTS IN SECURITIES – 101.49%
(Cost: $30,664,096)	$30,968,245

Other Assets, Less Liabilities – (1.49)%	(454,832)

NET ASSETS – 100.00%	$30,513,413

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

42	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.87%

REAL ESTATE OPERATING/DEVELOPMENT – 6.17%
Plum Creek Timber Co. Inc.	16,438	$567,440
Rayonier Inc.	7,751	299,344

		866,784

REITs - APARTMENTS – 13.66%
Apartment Investment and Management Co. Class A	11,527	84,147
AvalonBay Communities Inc.	7,586	430,961
BRE Properties Inc. Class A	5,030	123,587
Camden Property Trust	5,243	142,243
Equity Residential	26,885	615,398
Essex Property Trust Inc.	2,643	167,804
Home Properties Inc.	3,185	116,061
Mid-America Apartment Communities Inc.	2,782	102,906
UDR Inc.	13,434	135,280

		1,918,387

REITs - DIVERSIFIED – 12.71%
Digital Realty Trust Inc.	7,481	269,391
Duke Realty Corp.	21,097	206,118
Liberty Property Trust	9,678	235,562
Potlatch Corp.	3,867	113,728
Vornado Realty Trust	17,366	849,024
Washington Real Estate Investment Trust	5,169	110,255

		1,784,078

REITs - HEALTH CARE – 14.18%
HCP Inc.	24,900	546,555
Health Care REIT Inc.	10,915	371,874
Healthcare Realty Trust Inc.	5,805	97,466
Nationwide Health Properties Inc.	10,091	249,147
Omega Healthcare Investors Inc.	8,121	127,662
Senior Housing Properties Trust	11,872	194,582
Ventas Inc.	14,083	403,337

		1,990,623

REITs - HOTELS – 4.01%
Hospitality Properties Trust	9,259	113,330
Host Hotels & Resorts Inc.	58,408	449,157

		562,487

Security	Shares	Value
REITs - MORTGAGE – 6.24%
Annaly Capital Management Inc.	53,072	$746,723
MFA Financial Inc.	21,971	129,409

		876,132

REITs - OFFICE PROPERTY – 10.38%
Alexandria Real Estate Equities Inc.	3,870	141,178
Boston Properties Inc.	11,906	588,394
Corporate Office Properties Trust	5,089	155,520
Douglas Emmett Inc.	8,033	76,876
Highwoods Properties Inc.	6,265	150,297
Kilroy Realty Corp.	3,268	70,393
Mack-Cali Realty Corp.	6,551	175,960
SL Green Realty Corp.[a]	5,629	99,408

		1,458,026

REITs - OUTLET CENTERS – 1.95%
Alexander’s Inc.	203	44,270
Realty Income Corp.[a]	10,281	229,575

		273,845

REITs - REGIONAL MALLS – 10.13%
Macerich Co. (The)[a]	7,509	131,633
Simon Property Group Inc.	23,212	1,197,739
Taubman Centers Inc.	3,917	93,303

		1,422,675

REITs - SHOPPING CENTERS – 9.89%
Equity One Inc.[a]	4,281	63,701
Federal Realty Investment Trust	5,795	319,884
Kimco Realty Corp.	35,739	429,583
Regency Centers Corp.	7,884	295,256
Tanger Factory Outlet Centers Inc.	3,120	103,958
Weingarten Realty Investors	11,348	176,348

		1,388,730

REITs - STORAGE – 5.99%
Public Storage	12,577	840,898

		840,898

REITs - WAREHOUSE/INDUSTRIAL – 4.56%
AMB Property Corp.	13,806	263,557
ProLogis[a]	41,380	376,972

		640,529

TOTAL COMMON STOCKS
(Cost: $21,740,132)		14,023,194

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

April 30, 2009

Security	Shares	Value
SHORT-TERM INVESTMENTS – 4.40%

MONEY MARKET FUNDS – 4.40%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[b,c,d]	523,637	$523,637
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[b,c,d]	81,837	81,837
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[b,c]	12,040	12,040

		617,514

TOTAL SHORT-TERM INVESTMENTS
(Cost: $617,514)		617,514

TOTAL INVESTMENTS IN SECURITIES – 104.27%
(Cost: $22,357,646)		14,640,708

Other Assets, Less Liabilities – (4.27)%		(599,342)

NET ASSETS – 100.00%		$14,041,366

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

44	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE NAREIT RESIDENTIAL PLUS CAPPED INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.67%

REITs - APARTMENTS – 41.15%
American Campus Communities Inc.	15,776	$342,024
Apartment Investment and Management Co. Class A	43,350	316,455
Associated Estates Realty Corp.	3,403	18,887
AvalonBay Communities Inc.[a]	14,589	828,801
BRE Properties Inc. Class A	19,033	467,641
Camden Property Trust	19,950	541,243
Education Realty Trust Inc.	16,255	76,236
Equity Residential	52,072	1,191,928
Essex Property Trust Inc.	8,137	516,618
Home Properties Inc.	12,205	444,750
Mid-America Apartment Communities Inc.	10,648	393,869
Post Properties Inc.	15,848	202,220
UDR Inc.	51,071	514,285

		5,854,957

REITs - DIVERSIFIED – 0.85%
Colonial Properties Trust	16,728	121,111

		121,111

REITs - HEALTH CARE – 38.53%
Cogdell Spencer Inc.	10,984	68,101
HCP Inc.	50,996	1,119,362
Health Care REIT Inc.	21,968	748,450
Healthcare Realty Trust Inc.	21,974	368,943
LTC Properties Inc.	9,046	162,918
Medical Properties Trust Inc.	37,949	202,648
Nationwide Health Properties Inc.	29,716	733,688
Omega Healthcare Investors Inc.	32,472	510,460
Senior Housing Properties Trust	40,038	656,223
Universal Health Realty Income Trust	4,151	132,915
Ventas Inc.	27,154	777,691

		5,481,399

REITs - MANUFACTURED HOMES – 3.31%
Equity Lifestyle Properties Inc.	9,606	381,070
Sun Communities Inc.	6,148	90,068

		471,138

REITs - STORAGE – 15.83%
Extra Space Storage Inc.	39,237	278,975
Public Storage	25,280	1,690,221

Security	Shares	Value
Sovran Self Storage Inc.	7,418	$167,202
U-Store-It Trust	33,504	114,919

		2,251,317

TOTAL COMMON STOCKS
(Cost: $13,061,227)		14,179,922

SHORT-TERM INVESTMENTS – 0.21%

MONEY MARKET FUNDS – 0.21%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[b,c,d]	12,503	12,503
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[b,c,d]	1,954	1,954
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[b,c]	15,933	15,933

		30,390

TOTAL SHORT-TERM INVESTMENTS
(Cost: $30,390)		30,390

TOTAL INVESTMENTS IN SECURITIES – 99.88%
(Cost: $13,091,617)		14,210,312

Other Assets, Less Liabilities – 0.12%		17,010

NET ASSETS – 100.00%		$14,227,322

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® FTSE NAREIT RETAIL CAPPED INDEX FUND

April 30, 2009

Security	Shares	Value
COMMON STOCKS – 99.73%

REITs - OUTLET CENTERS – 13.68%
Agree Realty Corp.	810	$12,928
Alexander’s Inc.	211	46,015
Getty Realty Corp.	1,924	37,749
National Retail Properties Inc.	3,328	59,039
Realty Income Corp.[a]	2,998	66,945

		222,676

REITs - REGIONAL MALLS – 37.14%
CBL & Associates Properties Inc.[a]	7,364	58,470
Macerich Co. (The)[a]	5,745	100,710
Pennsylvania Real Estate Investment Trust[a]	4,123	31,953
Simon Property Group Inc.	6,752	348,403
Taubman Centers Inc.	2,719	64,767

		604,303

REITs - SHOPPING CENTERS – 48.91%
Acadia Realty Trust	4,126	59,827
Cedar Shopping Centers Inc.	4,606	16,536
Developers Diversified Realty Corp.	13,936	57,556
Equity One Inc.[a]	4,478	66,633
Federal Realty Investment Trust	1,690	93,288
Inland Real Estate Corp.	6,862	60,248
Kimco Realty Corp.	10,416	125,200
Kite Realty Group Trust	3,549	12,421
Regency Centers Corp.	2,112	79,094
Saul Centers Inc.	1,393	44,353
Tanger Factory Outlet Centers Inc.	1,650	54,978
Urstadt Biddle Properties Inc. Class A	1,908	29,307
Weingarten Realty Investors	6,204	96,410

		795,851

TOTAL COMMON STOCKS
(Cost: $2,580,663)		1,622,830

SHORT-TERM INVESTMENTS – 13.98%

MONEY MARKET FUNDS – 13.98%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.50%[b,c,d]	193,682	193,682

Security	Shares	Value
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.41%[b,c,d]	30,270	$30,270
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.07%[b,c]	3,593	3,593

		227,545

TOTAL SHORT-TERM INVESTMENTS
(Cost: $227,545)		227,545

TOTAL INVESTMENTS IN SECURITIES – 113.71%
(Cost: $2,808,208)		1,850,375

Other Assets, Less Liabilities – (13.71)%		(223,095)

NET ASSETS – 100.00%		$1,627,280

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

46	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2009

	iShares FTSE EPRA/NAREIT
	Developed Asia Index Fund	Developed Europe Index Fund	Developed Real Estate ex-U.S. Index Fund	North America Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$18,520,878	$5,160,394	$258,966,790	$4,364,258
Affiliated issuers (Note 2)	648,226	129,701	9,481,771	77,831

Total cost of investments	$19,169,104	$5,290,095	$268,448,561	$4,442,089

Investments in securities, at fair value
(including securities on loana) (Note 1):
Unaffiliated issuers	$10,239,881	$3,093,797	$193,045,301	$2,270,652
Affiliated issuers (Note 2)	648,226	129,701	9,481,771	77,831

Total fair value of investments	10,888,107	3,223,498	202,527,072	2,348,483
Foreign currencies, at value[b]	43,378	14,724	799,551	945
Receivables:
Investment securities sold	–	20,039	–	23,348
Dividends and interest	61,747	33,995	1,349,475	3,868

Total Assets	10,993,232	3,292,256	204,676,098	2,376,644

LIABILITIES
Payables:
Investment securities purchased	30,120	5,461	381,065	24,542
Collateral for securities on loan (Note 5)	647,100	129,181	9,478,302	73,190
Investment advisory fees (Note 2)	3,978	1,167	73,981	824

Total Liabilities	681,198	135,809	9,933,348	98,556

NET ASSETS	$10,312,034	$3,156,447	$194,742,750	$2,278,088

Net assets consist of:
Paid-in capital	$20,203,189	$5,983,887	$277,003,267	$4,812,304
Undistributed (distributions in excess of) net investment income	(19,641)	5,934	649,871	(199)
Accumulated net realized loss	(1,591,555)	(767,439)	(17,019,517)	(440,461)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(8,279,959)	(2,065,935)	(65,890,871)	(2,093,556)

NET ASSETS	$10,312,034	$3,156,447	$194,742,750	$2,278,088

Shares outstanding[c]	500,000	150,000	9,300,000	100,000

Net asset value per share	$20.62	$21.04	$20.94	$22.78

[a]	Securities on loan with values of $597,152, $110,495, $8,787,193 and $72,332, respectively. See Note 5.
[b]	Cost of foreign currencies: $42,329, $14,584, $782,692 and $922, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2009

	iShares FTSE NAREIT
	Industrial/Office Capped Index Fund	Mortgage Plus Capped Index Fund	Real Estate 50 Index Fund	Residential Plus Capped Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$4,113,022	$30,099,815	$21,740,132	$13,061,227
Affiliated issuers (Note 2)	86,334	564,281	617,514	30,390

Total cost of investments	$4,199,356	$30,664,096	$22,357,646	$13,091,617

Investments in securities, at fair value
(including securities on loana) (Note 1):
Unaffiliated issuers	$2,511,996	$30,403,964	$14,023,194	$14,179,922
Affiliated issuers (Note 2)	86,334	564,281	617,514	30,390

Total fair value of investments	2,598,330	30,968,245	14,640,708	14,210,312
Receivables:
Investment securities sold	67,785	101,706	172,934	–
Dividends and interest	2,916	92,367	9,985	31,745
Capital shares sold	–	–	–	4,403

Total Assets	2,669,031	31,162,318	14,823,627	14,246,460

LIABILITIES
Payables:
Investment securities purchased	68,627	101,263	171,706	–
Collateral for securities on loan (Note 5)	81,692	534,043	605,474	14,457
Investment advisory fees (Note 2)	898	13,599	5,081	4,681

Total Liabilities	151,217	648,905	782,261	19,138

NET ASSETS	$2,517,814	$30,513,413	$14,041,366	$14,227,322

Net assets consist of:
Paid-in capital	$5,613,455	$55,583,878	$26,332,342	$20,096,486
Accumulated net realized loss	(1,494,615)	(25,374,614)	(4,574,038)	(6,987,859)
Net unrealized appreciation (depreciation)	(1,601,026)	304,149	(7,716,938)	1,118,695

NET ASSETS	$2,517,814	$30,513,413	$14,041,366	$14,227,322

Shares outstanding[b]	150,000	2,400,000	700,000	650,000

Net asset value per share	$16.79	$12.71	$20.06	$21.89

[a]	Securities on loan with values of $76,998, $498,098, $607,831 and $13,862, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

48	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2009

iShares FTSE NAREIT
Retail Capped Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$2,580,663
Affiliated issuers (Note 2)	227,545

Total cost of investments	$2,808,208

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$1,622,830
Affiliated issuers (Note 2)	227,545

Total fair value of investments	1,850,375
Receivables:
Investment securities sold	2,102
Dividends and interest	3,433

Total Assets	1,855,910

LIABILITIES
Payables:
Investment securities purchased	4,120
Collateral for securities on loan (Note 5)	223,952
Investment advisory fees (Note 2)	558

Total Liabilities	228,630

NET ASSETS	$1,627,280

Net assets consist of:
Paid-in capital	$4,350,213
Accumulated net realized loss	(1,765,100)
Net unrealized depreciation	(957,833)

NET ASSETS	$1,627,280

Shares outstanding[b]	100,000

Net asset value per share	$16.27

[a]	Securities on loan with a value of $230,772. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2009

	iShares FTSE EPRA/NAREIT
	Developed Asia Index Fund	Developed Europe Index Fund	Developed Real Estate ex-U.S. Index Fund	North America Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$515,635	$167,628	$5,988,604	$145,958
Interest from affiliated issuers (Note 2)	102	27	500	116
Securities lending income from affiliated issuers (Note 2)	3,878	1,012	101,816	441

Total investment income	519,615	168,667	6,090,920	146,515

EXPENSES
Investment advisory fees (Note 2)	58,080	14,813	595,151	15,708

Total expenses	58,080	14,813	595,151	15,708

Net investment income	461,535	153,854	5,495,769	130,807

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(1,591,223)	(754,719)	(16,908,601)	(442,742)
In-kind redemptions	(226,892)	–	–	(136,575)
Foreign currency transactions	(9,779)	(3,055)	(81,524)	(647)

Net realized loss	(1,827,894)	(757,774)	(16,990,125)	(579,964)

Net change in unrealized appreciation (depreciation) on:
Investments	(8,015,862)	(1,972,515)	(66,040,247)	(2,002,973)
Translation of assets and liabilities in foreign currencies	1,146	931	31,026	38

Net change in unrealized appreciation (depreciation)	(8,014,716)	(1,971,584)	(66,009,221)	(2,002,935)

Net realized and unrealized loss	(9,842,610)	(2,729,358)	(82,999,346)	(2,582,899)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,381,075)	$(2,575,504)	$(77,503,577)	$(2,452,092)

[a]	Net of foreign withholding tax of $46,746, $17,393, $540,696 and $3,047, respectively.

See notes to financial statements.

50	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2009

	iShares FTSE NAREIT
	Industrial/Office Capped Index Fund	Mortgage Plus Capped Index Fund	Real Estate 50 Index Fund	Residential Plus Capped Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$177,593	$3,565,269	$674,195	$304,457
Interest from affiliated issuers (Note 2)	128	623	261	150
Securities lending income from affiliated issuers (Note 2)	1,033	211,293	4,460	2,900

Total investment income	178,754	3,777,185	678,916	307,507

EXPENSES
Investment advisory fees (Note 2)	22,779	137,573	69,261	47,259

Total expenses	22,779	137,573	69,261	47,259

Net investment income	155,975	3,639,612	609,655	260,248

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(1,719,993)	(24,773,973)	(4,491,986)	(7,077,583)
In-kind redemptions	(2,332,314)	1,351,927	(1,269,820)	(3,725,068)

Net realized loss	(4,052,307)	(23,422,046)	(5,761,806)	(10,802,651)

Net change in unrealized appreciation (depreciation)	(1,021,362)	5,850,007	(4,185,581)	1,394,169

Net realized and unrealized loss	(5,073,669)	(17,572,039)	(9,947,387)	(9,408,482)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,917,694)	$(13,932,427)	$(9,337,732)	$(9,148,234)

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2009

iShares FTSE NAREIT
Retail Capped Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$163,192
Interest from affiliated issuers (Note 2)	92
Securities lending income from affiliated issuers (Note 2)	2,175

Total investment income	165,459

EXPENSES
Investment advisory fees (Note 2)	15,612

Total expenses	15,612

Net investment income	149,847

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(1,758,028)
In-kind redemptions	(1,106,334)

Net realized loss	(2,864,362)

Net change in unrealized appreciation (depreciation)	(509,984)

Net realized and unrealized loss	(3,374,346)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,224,499)

See notes to financial statements.

52	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares FTSE EPRA/NAREIT Developed Asia Index Fund		iShares FTSE EPRA/NAREIT Developed Europe Index Fund
	Year ended April 30, 2009	Period from November 12, 2007[a] to April 30, 2008	Year ended April 30, 2009	Period from November 12, 2007[a] to April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$461,535	$75,430	$153,854	$69,856
Net realized loss	(1,827,894)	(76,548)	(757,774)	(12,267)
Net change in unrealized appreciation (depreciation)	(8,014,716)	(265,243)	(1,971,584)	(94,351)

Net decrease in net assets resulting from operations	(9,381,075)	(266,361)	(2,575,504)	(36,762)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(499,679)	(51,243)	(198,085)	(17,089)
Return of capital	(68,186)	–	–	–

Total distributions to shareholders	(567,865)	(51,243)	(198,085)	(17,089)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,405,917	8,937,005	980,423	5,003,464
Cost of shares redeemed	(1,764,344)	–	–	–

Net increase in net assets from capital share transactions	11,641,573	8,937,005	980,423	5,003,464

INCREASE (DECREASE) IN NET ASSETS	1,692,633	8,619,401	(1,793,166)	4,949,613

NET ASSETS
Beginning of period	8,619,401	–	4,949,613	–

End of period	$10,312,034	$8,619,401	$3,156,447	$4,949,613

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(19,641)	$26,239	$5,934	$52,555

SHARES ISSUED AND REDEEMED
Shares sold	400,000	200,000	50,000	100,000
Shares redeemed	(100,000)	–	–	–

Net increase in shares outstanding	300,000	200,000	50,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund		iShares FTSE EPRA/NAREIT North America Index Fund
	Year ended April 30, 2009	Period from November 12, 2007[a] to April 30, 2008	Year ended April 30, 2009	Period from November 12, 2007[a] to April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,495,769	$192,168	$130,807	$67,418
Net realized loss	(16,990,125)	(72,758)	(579,964)	(102,213)
Net change in unrealized appreciation (depreciation)	(66,009,221)	118,350	(2,002,935)	(90,621)

Net increase (decrease) in net assets resulting from operations	(77,503,577)	237,760	(2,452,092)	(125,416)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,905,478)	(89,222)	(131,855)	(67,389)
Return of capital	–	–	(60,285)	(1,681)

Total distributions to shareholders	(4,905,478)	(89,222)	(192,140)	(69,070)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	254,694,828	22,308,439	2,275,675	7,518,030
Cost of shares redeemed	–	–	(2,258,103)	(2,418,796)

Net increase in net assets from capital share transactions	254,694,828	22,308,439	17,572	5,099,234

INCREASE (DECREASE) IN NET ASSETS	172,285,773	22,456,977	(2,626,660)	4,904,748

NET ASSETS
Beginning of period	22,456,977	–	4,904,748	–

End of period	$194,742,750	$22,456,977	$2,278,088	$4,904,748

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$649,871	$104,943	$(199)	$(185)

SHARES ISSUED AND REDEEMED
Shares sold	8,800,000	500,000	50,000	150,000
Shares redeemed	–	–	(50,000)	(50,000)

Net increase in shares outstanding	8,800,000	500,000	–	100,000

[a]	Commencement of operations.

See notes to financial statements.

54	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE NAREIT Industrial/Office Capped Index Fund		iShares FTSE NAREIT Mortgage Plus Capped Index Fund
	Year ended April 30, 2009	Period from May 1, 2007[a] to April 30, 2008	Year ended April 30, 2009	Period from May 1, 2007[a] to April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$155,975	$267,606	$3,639,612	$1,879,046
Net realized loss	(4,052,307)	(2,448,498)	(23,422,046)	(7,355,911)
Net change in unrealized appreciation (depreciation)	(1,021,362)	(579,664)	5,850,007	(5,545,858)

Net decrease in net assets resulting from operations	(4,917,694)	(2,760,556)	(13,932,427)	(11,022,723)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(156,245)	(267,336)	(4,129,654)	(1,800,350)
Return of capital	(73,794)	(202,160)	–	(80,421)

Total distributions to shareholders	(230,039)	(469,496)	(4,129,654)	(1,880,771)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	15,471,975	35,308,408	35,179,117	64,224,776
Cost of shares redeemed	(15,916,832)	(23,967,952)	(11,317,984)	(26,606,921)

Net increase (decrease) in net assets from capital share transactions	(444,857)	11,340,456	23,861,133	37,617,855

INCREASE (DECREASE) IN NET ASSETS	(5,592,590)	8,110,404	5,799,052	24,714,361

NET ASSETS
Beginning of period	8,110,404	–	24,714,361	–

End of period	$2,517,814	$8,110,404	$30,513,413	$24,714,361

Undistributed net investment income included in net assets at end of period	$–	$270	$–	$78,696

SHARES ISSUED AND REDEEMED
Shares sold	500,000	750,000	2,150,000	1,800,000
Shares redeemed	(550,000)	(550,000)	(750,000)	(800,000)

Net increase (decrease) in shares outstanding	(50,000)	200,000	1,400,000	1,000,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE NAREIT Real Estate 50 Index Fund		iShares FTSE NAREIT Residential Plus Capped Index Fund
	Year ended April 30, 2009	Period from May 1, 2007[a] to April 30, 2008	Year ended April 30, 2009	Period from May 1, 2007[a] to April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$609,655	$576,656	$260,248	$173,248
Net realized loss	(5,761,806)	(331,002)	(10,802,651)	(2,413,403)
Net change in unrealized appreciation (depreciation)	(4,185,581)	(3,531,357)	1,394,169	(275,474)

Net decrease in net assets resulting from operations	(9,337,732)	(3,285,703)	(9,148,234)	(2,515,629)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(609,856)	(576,455)	(260,534)	(172,962)
From net realized gain	–	–	–	(29,993)
Return of capital	(303,657)	(260,793)	(464,907)	(197,163)

Total distributions to shareholders	(913,513)	(837,248)	(725,441)	(400,118)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,610,269	27,294,633	43,762,564	35,992,217
Cost of shares redeemed	(7,882,287)	(4,607,053)	(23,981,996)	(28,756,041)

Net increase in net assets from capital share transactions	5,727,982	22,687,580	19,780,568	7,236,176

INCREASE (DECREASE) IN NET ASSETS	(4,523,263)	18,564,629	9,906,893	4,320,429

NET ASSETS
Beginning of period	18,564,629	–	4,320,429	–

End of period	$14,041,366	$18,564,629	$14,227,322	$4,320,429

Undistributed net investment income included in net assets at end of period	$–	$201	$–	$286

SHARES ISSUED AND REDEEMED
Shares sold	650,000	550,000	1,250,000	750,000
Shares redeemed	(400,000)	(100,000)	(700,000)	(650,000)

Net increase in shares outstanding	250,000	450,000	550,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

56	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE NAREIT Retail Capped Index Fund
	Year ended April 30, 2009	Period from May 1, 2007[a] to April 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$149,847	$305,839
Net realized loss	(2,864,362)	(3,881,982)
Net change in unrealized appreciation (depreciation)	(509,984)	(447,849)

Net decrease in net assets resulting from operations	(3,224,499)	(4,023,992)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(149,868)	(305,818)
Return of capital	(33,456)	(74,297)

Total distributions to shareholders	(183,324)	(380,115)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,683,597	32,700,778
Cost of shares redeemed	(2,483,071)	(22,462,094)

Net increase (decrease) in net assets from capital share transactions	(799,474)	10,238,684

INCREASE (DECREASE) IN NET ASSETS	(4,207,297)	5,834,577

NET ASSETS
Beginning of period	5,834,577	–

End of period	$1,627,280	$5,834,577

Undistributed net investment income included in net assets at end of period	$–	$21

SHARES ISSUED AND REDEEMED
Shares sold	50,000	700,000
Shares redeemed	(100,000)	(550,000)

Net increase (decrease) in shares outstanding	(50,000)	150,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE EPRA/NAREIT Developed Asia Index Fund
	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008

Net asset value, beginning of period	$43.10	$48.06

Income from investment operations:
Net investment income[b]	0.94	0.52
Net realized and unrealized loss[c]	(22.28)	(5.08)

Total from investment operations	(21.34)	(4.56)

Less distributions from:
Net investment income	(1.00)	(0.40)
Return of capital	(0.14)	–

Total distributions	(1.14)	(0.40)

Net asset value, end of period	$20.62	$43.10

Total return	(50.04)%	(9.49)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,312	$8,619
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	3.81%	2.71%
Portfolio turnover rate[f]	8%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE EPRA/NAREIT Developed Europe Index Fund
	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008

Net asset value, beginning of period	$49.50	$50.03

Income from investment operations:
Net investment income[b]	1.48	0.70
Net realized and unrealized loss[c]	(27.96)	(1.06)

Total from investment operations	(26.48)	(0.36)

Less distributions from:
Net investment income	(1.98)	(0.17)

Total distributions	(1.98)	(0.17)

Net asset value, end of period	$21.04	$49.50

Total return	(54.43)%	(0.71)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,156	$4,950
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	4.99%	3.10%
Portfolio turnover rate[f]	12%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund
	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008

Net asset value, beginning of period	$44.91	$48.67

Income from investment operations:
Net investment income[b]	1.04	0.64
Net realized and unrealized loss[c]	(23.80)	(4.00)

Total from investment operations	(22.76)	(3.36)

Less distributions from:
Net investment income	(1.21)	(0.40)

Total distributions	(1.21)	(0.40)

Net asset value, end of period	$20.94	$44.91

Total return	(51.30)%	(6.88)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$194,743	$22,457
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	4.43%	3.19%
Portfolio turnover rate[f]	9%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE EPRA/NAREIT North America Index Fund
	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008

Net asset value, beginning of period	$49.05	$49.98

Income from investment operations:
Net investment income[b]	1.31	0.75
Net realized and unrealized loss[c]	(25.44)	(0.74)

Total from investment operations	(24.13)	0.01

Less distributions from:
Net investment income	(1.47)	(0.92)
Return of capital	(0.67)	(0.02)

Total distributions	(2.14)	(0.94)

Net asset value, end of period	$22.78	$49.05

Total return	(49.99)%	0.08%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,278	$4,905
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	4.00%	3.49%
Portfolio turnover rate[f]	16%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Industrial/Office Capped Index Fund
	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008

Net asset value, beginning of period	$40.55	$49.84

Income from investment operations:
Net investment income[b]	0.90	0.96
Net realized and unrealized loss[c]	(23.48)	(8.11)

Total from investment operations	(22.58)	(7.15)

Less distributions from:
Net investment income	(0.80)	(1.22)
Return of capital	(0.38)	(0.92)

Total distributions	(1.18)	(2.14)

Net asset value, end of period	$16.79	$40.55

Total return	(56.46)%	(14.30)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,518	$8,110
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	3.29%	2.20%
Portfolio turnover rate[f]	19%	11%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Mortgage Plus Capped Index Fund
	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008

Net asset value, beginning of period	$24.71	$49.89

Income from investment operations:
Net investment income[b]	1.95	3.63
Net realized and unrealized loss[c]	(11.46)	(25.31)

Total from investment operations	(9.51)	(21.68)

Less distributions from:
Net investment income	(2.49)	(3.35)
Return of capital	–	(0.15)

Total distributions	(2.49)	(3.50)

Net asset value, end of period	$12.71	$24.71

Total return	(40.70)%	(44.66)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$30,513	$24,714
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	12.70%	11.22%
Portfolio turnover rate[f]	93%	42%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Real Estate 50 Index Fund
	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008

Net asset value, beginning of period	$41.25	$49.56

Income from investment operations:
Net investment income[b]	1.12	1.23
Net realized and unrealized loss[c]	(20.44)	(7.71)

Total from investment operations	(19.32)	(6.48)

Less distributions from:
Net investment income	(1.25)	(1.26)
Return of capital	(0.62)	(0.57)

Total distributions	(1.87)	(1.83)

Net asset value, end of period	$20.06	$41.25

Total return	(47.80)%	(13.05)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$14,041	$18,565
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	4.23%	2.91%
Portfolio turnover rate[f]	18%	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Residential Plus Capped Index Fund
	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008

Net asset value, beginning of period	$43.20	$49.37

Income from investment operations:
Net investment income[b]	0.76	0.73
Net realized and unrealized loss[c]	(19.92)	(4.59)

Total from investment operations	(19.16)	(3.86)

Less distributions from:
Net investment income	(0.77)	(1.00)
Net realized gain	–	(0.17)
Return of capital	(1.38)	(1.14)

Total distributions	(2.15)	(2.31)

Net asset value, end of period	$21.89	$43.20

Total return	(45.55)%	(7.70)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$14,227	$4,320
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.64%	1.55%
Portfolio turnover rate[f]	79%	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Retail Capped Index Fund
	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008

Net asset value, beginning of period	$38.90	$49.54

Income from investment operations:
Net investment income[b]	1.21	1.18
Net realized and unrealized loss[c]	(22.36)	(9.10)

Total from investment operations	(21.15)	(7.92)

Less distributions from:
Net investment income	(1.21)	(2.19)
Return of capital	(0.27)	(0.53)

Total distributions	(1.48)	(2.72)

Net asset value, end of period	$16.27	$38.90

Total return	(55.01)%	(15.88)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,627	$5,835
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	4.61%	2.77%
Portfolio turnover rate[f]	22%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares FTSE EPRA/NAREIT Developed Asia (formerly iShares FTSE EPRA/NAREIT Asia Index Fund), iShares FTSE EPRA/NAREIT Developed Europe (formerly iShares FTSE EPRA/NAREIT Europe Index Fund), iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. (formerly iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund), iShares FTSE EPRA/NAREIT North America, iShares FTSE NAREIT Industrial/Office Capped (formerly iShares FTSE NAREIT Industrial/Office Index Fund), iShares FTSE NAREIT Mortgage Plus Capped (formerly iShares FTSE NAREIT Mortgage REITs Index Fund), iShares FTSE NAREIT Real Estate 50, iShares FTSE NAREIT Residential Plus Capped (formerly iShares FTSE NAREIT Residential Index Fund) and iShares FTSE NAREIT Retail Capped (formerly iShares FTSE NAREIT Retail Index Fund) Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Certain Funds invest in the securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”). Effective May 1, 2008, the Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” This standard establishes a fair value hierarchy that

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. However, the determination of what constitutes an “observable” input may require significant judgment by the Funds. The Funds consider observable inputs to be market data that is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities and certain U.S. government securities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 Prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 Prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

68	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the inputs used in valuing the Funds’ investments as of April 30, 2009:

	Investments in Securities
iShares Index Fund	Level 1	Level 2	Level 3	Total
FTSE EPRA/NAREIT Developed Asia	$10,854,280	$–	$33,827	$10,888,107
FTSE EPRA/NAREIT Developed Europe	3,217,808	–	5,690	3,223,498
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	202,000,670	–	526,402	202,527,072
FTSE EPRA/NAREIT North America	2,348,483	–	–	2,348,483
FTSE NAREIT Industrial/Office Capped	2,598,330	–	–	2,598,330
FTSE NAREIT Mortgage Plus Capped	30,968,245	–	–	30,968,245
FTSE NAREIT Real Estate 50	14,640,708	–	–	14,640,708
FTSE NAREIT Residential Plus Capped	14,210,312	–	–	14,210,312
FTSE NAREIT Retail Capped	1,850,375	–	–	1,850,375

The following table provides the reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended April 30, 2009:

iShares Index Fund	Balance at Beginning of Year	(Amortized Premiums) Accreted Discounts	Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in or out	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held at End of Year
FTSE EPRA/NAREIT Developed Asia	$–	$–	$–	$–	$33,827	$33,827	$3,707
FTSE EPRA/NAREIT Developed Europe	975	–	(169)	(806)	5,690	5,690	5,690
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	473	–	(82)	(391)	526,402	526,402	145,342
FTSE EPRA/NAREIT North America	3	–	–	–	(3)	–	–

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Funds do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, capital gains on investments or currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which these Funds invest. These foreign taxes, if any, are paid by the Funds and are disclosed in the Statements of Operations. Foreign taxes payable as of April 30, 2009, if any, are reflected in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of April 30, 2009, the tax year-end of the Funds, the components of net accumulated losses on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Depreciation	Capital and Other Losses	Net Accumulated Losses
FTSE EPRA/NAREIT Developed Asia	$–	$(8,431,665)	$(1,459,490)	$(9,891,155)
FTSE EPRA/NAREIT Developed Europe	22,057	(2,347,836)	(501,661)	(2,827,440)
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	2,547,636	(76,634,815)	(8,173,338)	(82,260,517)
FTSE EPRA/NAREIT North America	–	(2,247,978)	(286,238)	(2,534,216)
FTSE NAREIT Industrial/Office Capped	–	(2,593,641)	(502,000)	(3,095,641)
FTSE NAREIT Mortgage Plus Capped	–	(2,604,224)	(22,466,241)	(25,070,465)

70	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares Index Fund	Undistributed Ordinary Income	Unrealized Depreciation	Capital and Other Losses	Net Accumulated Losses
FTSE NAREIT Real Estate 50	$–	$(8,990,928)	$(3,300,048)	$(12,290,976)
FTSE NAREIT Residential Plus Capped	–	(1,833,786)	(4,035,378)	(5,869,164)
FTSE NAREIT Retail Capped	–	(1,721,611)	(1,001,322)	(2,722,933)

For the year ended April 30, 2009 and period ended April 30, 2008, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended April 30, 2009.

From November 1, 2008 to April 30, 2009, the Funds incurred net realized capital losses and net foreign currency losses. As permitted by tax regulations, these Funds have elected to defer those losses and treat them as arising in the year ending April 30, 2010, as follows:

iShares Index Fund	Deferred Net Realized Capital/Net Foreign Currency Losses
FTSE EPRA/NAREIT Developed Asia	$1,301,491
FTSE EPRA/NAREIT Developed Europe	399,368
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	7,430,009
FTSE EPRA/NAREIT North America	260,548

iShares Index Fund	Deferred Net Realized Capital Losses
FTSE NAREIT Industrial/Office Capped	$460,501
FTSE NAREIT Mortgage Plus Capped	15,070,356
FTSE NAREIT Real Estate 50	2,995,649
FTSE NAREIT Residential Plus Capped	3,944,764
FTSE NAREIT Retail Capped	920,926

The Funds had tax basis net capital loss carryforwards as of April 30, 2009, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2016	Expiring 2017	Total
FTSE EPRA/NAREIT Developed Asia	$–	$157,999	$157,999
FTSE EPRA/NAREIT Developed Europe	–	102,293	102,293
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	–	743,329	743,329
FTSE EPRA/NAREIT North America	–	25,690	25,690
FTSE EPRA/NAREIT Industrial/Office Capped	30,573	10,926	41,499
FTSE NAREIT Mortgage Plus Capped	332,037	7,063,848	7,395,885

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares Index Fund	Expiring 2016	Expiring 2017	Total
FTSE NAREIT Real Estate 50	$144,638	$159,761	$304,399
FTSE NAREIT Residential Plus Capped	–	90,614	90,614
FTSE NAREIT Retail Capped	17,540	62,856	80,396

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Certain Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” These Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

For the year ended April 30, 2009, certain Funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the year ended April 30, 2009 are disclosed in the Funds’ Statements of Operations.

As of April 30, 2009, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
FTSE EPRA/NAREIT Developed Asia	$19,320,810	$–	$(8,432,703)	$(8,432,703)
FTSE EPRA/NAREIT Developed Europe	5,571,996	–	(2,348,498)	(2,348,498)
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	279,192,505	–	(76,665,433)	(76,665,433)
FTSE EPRA/NAREIT North America	4,596,511	–	(2,248,028)	(2,248,028)
FTSE NAREIT Industrial/Office Capped	5,191,971	–	(2,593,641)	(2,593,641)
FTSE NAREIT Mortgage Plus Capped	33,572,469	–	(2,604,224)	(2,604,224)
FTSE NAREIT Real Estate 50	23,631,636	–	(8,990,928)	(8,990,928)
FTSE NAREIT Residential Plus Capped	16,044,098	–	(1,833,786)	(1,833,786)
FTSE NAREIT Retail Capped	3,571,986	–	(1,721,611)	(1,721,611)

Management has reviewed the tax positions as of April 30, 2009, inclusive of the prior three open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, Barclays Global Fund Advisors (“BGFA”) manages the investment of each Fund’s assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses (“Covered Expenses”) of the Trust, including the cost of transfer agency, custody, fund administration, legal,

72	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to each Fund, BGFA is entitled to an annual investment advisory fee of 0.48% based on the average daily net assets of each Fund.

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Trust. As compensation for its services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. These fees and expenses are Covered Expenses as defined above.

SEI Investments Distribution Co. (“SEI”) serves as each Fund’s underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Trust. SEI does not receive a fee from the Funds for its distribution services.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds are permitted to lend portfolio securities to Barclays Capital Inc. (“BarCap”). Pursuant to the same exemptive order, Barclays Global Investors, N.A. (“BGI”) serves as securities lending agent for the Funds. BarCap and BGI are affiliates of BGFA, the Funds’ investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended April 30, 2009, BGI earned securities lending agent fees as follows:

iShares Index Fund	Securities Lending Agent Fees
FTSE EPRA/NAREIT Developed Asia	$3,878
FTSE EPRA/NAREIT Developed Europe	1,012
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	101,816
FTSE EPRA/NAREIT North America	441

iShares Index Fund	Securities Lending Agent Fees
FTSE NAREIT Industrial/Office Capped	$1,033
FTSE NAREIT Mortgage Plus Capped	211,293
FTSE NAREIT Real Estate 50	4,460
FTSE NAREIT Residential Plus Capped	2,900
FTSE NAREIT Retail Capped	2,175

Each Fund may invest in certain money market funds managed by BGFA, the Funds’ investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. These money market funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statements of Operations. Income distributions earned by the Funds from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statements of Operations.

Certain trustees and officers of the Trust are also officers of BGI and/or BGFA.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2009 were as follows:

iShares Index Fund	Purchases	Sales
FTSE EPRA/NAREIT Developed Asia	$937,865	$982,582
FTSE EPRA/NAREIT Developed Europe	364,661	392,940
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	12,178,683	10,053,193
FTSE EPRA/NAREIT North America	551,905	531,759
FTSE NAREIT Industrial/Office Capped	1,070,429	918,383
FTSE NAREIT Mortgage Plus Capped	26,972,922	26,685,825
FTSE NAREIT Real Estate 50	2,686,911	2,738,432
FTSE NAREIT Residential Plus Capped	7,308,873	7,172,883
FTSE NAREIT Retail Capped	765,955	791,830

In-kind transactions (see Note 4) for the year ended April 30, 2009 were as follows:
iShares Index Fund	In-kind Purchases	In-kind Sales
FTSE EPRA/NAREIT Developed Asia	$13,296,711	$1,749,171
FTSE EPRA/NAREIT Developed Europe	931,509	–
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	251,523,033	–
FTSE EPRA/NAREIT North America	2,242,040	2,248,881
FTSE NAREIT Industrial/Office Capped	15,297,443	15,872,034
FTSE NAREIT Mortgage Plus Capped	34,636,716	11,193,149
FTSE NAREIT Real Estate 50	13,560,751	7,824,948
FTSE NAREIT Residential Plus Capped	43,296,912	23,774,363
FTSE NAREIT Retail Capped	1,678,449	2,449,675

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in the relevant Fund’s underlying index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities

74	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

As of April 30, 2009, the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BGFA. The market value of the securities on loan as of April 30, 2009 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

6. SUBSEQUENT EVENT

On June 16, 2009, Barclays PLC (“Barclays”), the ultimate parent company of BGFA, accepted a binding offer and entered into an agreement to sell its interests in BGI, BGFA and certain affiliated companies to BlackRock, Inc. (the “BlackRock Transaction”). The BlackRock Transaction is subject to certain regulatory approvals, as well as other conditions to closing. The previously announced agreement, providing for the sale by Barclays of its interests in BGFA and certain affiliated companies to a holding company of CVC Capital Partners Group SICAV-FIS S.A. was terminated in connection with the BlackRock Transaction.

Under the 1940 Act, completion of the BlackRock Transaction will cause the automatic termination of each Fund’s current investment advisory agreement with BGFA. In order for the management of each Fund to continue uninterrupted, the Board will be asked to approve a new investment advisory agreement for each Fund. If approved by the Board, the new investment advisory agreement will be submitted to the shareholders of each Fund for their approval.

NOTES TO FINANCIAL STATEMENTS	75

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares FTSE EPRA/NAREIT Developed Asia Index Fund (formerly iShares FTSE EPRA/NAREIT Asia Index Fund), iShares FTSE EPRA/NAREIT Developed Europe Index Fund (formerly iShares FTSE EPRA/NAREIT Europe Index Fund), iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (formerly iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund), iShares FTSE EPRA/NAREIT North America Index Fund, iShares FTSE NAREIT Industrial/Office Capped Index Fund (formerly iShares FTSE NAREIT Industrial/Office Index Fund), iShares FTSE NAREIT Mortgage Plus Capped Index Fund (formerly iShares FTSE NAREIT Mortgage REITs Index Fund), iShares FTSE NAREIT Real Estate 50 Index Fund, iShares FTSE NAREIT Residential Plus Capped Index Fund (formerly iShares FTSE NAREIT Residential Index Fund) and iShares FTSE NAREIT Retail Capped Index Fund (formerly iShares FTSE NAREIT Retail Index Fund), each a fund of iShares Trust (the “Funds”), at April 30, 2009, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2009

76	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended April 30, 2009, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares Index Fund	Foreign Source Income Earned	Foreign Taxes Paid

FTSE EPRA/NAREIT Developed Asia	$562,381	$46,675

FTSE EPRA/NAREIT Developed Europe	185,021	17,382

FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	6,529,300	540,536
Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2009:

iShares Index Fund	Qualified Dividend Income

FTSE EPRA/NAREIT Developed Asia	$41,850

FTSE EPRA/NAREIT Developed Europe	146,151

FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	2,697,770

FTSE EPRA/NAREIT North America	20,970

iShares Index Fund	Qualified Dividend Income

FTSE NAREIT Industrial/Office Capped	$11,552

FTSE NAREIT Mortgage Plus Capped	1,460,479

FTSE NAREIT Real Estate 50	22,677

FTSE NAREIT Residential Plus Capped	10,635

FTSE NAREIT Retail Capped	4,942

In January 2010, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2009. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	77

Supplemental Information (Unaudited)

iSHARES® TRUST

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares FTSE EPRA/NAREIT Developed Asia Index Fund

Period Covered: January 1, 2008 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	12	3.83%
Greater than 4.5% and Less than 5.0%	1	0.32
Greater than 4.0% and Less than 4.5%	6	1.92
Greater than 3.5% and Less than 4.0%	5	1.60
Greater than 3.0% and Less than 3.5%	9	2.88
Greater than 2.5% and Less than 3.0%	7	2.24
Greater than 2.0% and Less than 2.5%	16	5.11
Greater than 1.5% and Less than 2.0%	22	7.03
Greater than 1.0% and Less than 1.5%	29	9.27
Greater than 0.5% and Less than 1.0%	35	11.18
Between 0.5% and –0.5%	72	22.99
Less than –0.5% and Greater than –1.0%	23	7.35
Less than –1.0% and Greater than –1.5%	30	9.58
Less than –1.5% and Greater than –2.0%	12	3.83
Less than –2.0% and Greater than –2.5%	11	3.51
Less than –2.5% and Greater than –3.0%	8	2.56
Less than –3.0% and Greater than –3.5%	6	1.92
Less than –3.5% and Greater than –4.0%	2	0.64
Less than –4.0% and Greater than –4.5%	1	0.32
Less than –4.5% and Greater than –5.0%	2	0.64
Less than –5.0%	4	1.28

	313	100.00%

78	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE EPRA/NAREIT Developed Europe Index Fund

Period Covered: January 1, 2008 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	6	1.92%
Greater than 5.0% and Less than 5.5%	1	0.32
Greater than 4.5% and Less than 5.0%	1	0.32
Greater than 4.0% and Less than 4.5%	2	0.64
Greater than 3.5% and Less than 4.0%	3	0.96
Greater than 3.0% and Less than 3.5%	2	0.64
Greater than 2.5% and Less than 3.0%	9	2.88
Greater than 2.0% and Less than 2.5%	6	1.92
Greater than 1.5% and Less than 2.0%	12	3.83
Greater than 1.0% and Less than 1.5%	23	7.35
Greater than 0.5% and Less than 1.0%	42	13.42
Between 0.5% and –0.5%	126	40.23
Less than –0.5% and Greater than –1.0%	40	12.78
Less than –1.0% and Greater than –1.5%	16	5.11
Less than –1.5% and Greater than –2.0%	6	1.92
Less than –2.0% and Greater than –2.5%	7	2.24
Less than –2.5% and Greater than –3.0%	4	1.28
Less than –3.0% and Greater than –3.5%	1	0.32
Less than –3.5% and Greater than –4.0%	2	0.64
Less than –4.0% and Greater than –4.5%	1	0.32
Less than –4.5%	3	0.96

	313	100.00%

SUPPLEMENTAL INFORMATION	79

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund

Period Covered: January 1, 2008 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	6	1.92%
Greater than 5.5% and Less than 6.0%	1	0.32
Greater than 5.0% and Less than 5.5%	3	0.96
Greater than 4.5% and Less than 5.0%	5	1.60
Greater than 4.0% and Less than 4.5%	4	1.28
Greater than 3.5% and Less than 4.0%	4	1.28
Greater than 3.0% and Less than 3.5%	8	2.56
Greater than 2.5% and Less than 3.0%	8	2.56
Greater than 2.0% and Less than 2.5%	14	4.47
Greater than 1.5% and Less than 2.0%	27	8.63
Greater than 1.0% and Less than 1.5%	34	10.86
Greater than 0.5% and Less than 1.0%	49	15.65
Between 0.5% and –0.5%	76	24.26
Less than –0.5% and Greater than –1.0%	24	7.67
Less than –1.0% and Greater than –1.5%	18	5.75
Less than –1.5% and Greater than –2.0%	9	2.88
Less than –2.0% and Greater than –2.5%	10	3.19
Less than –2.5%	13	4.16

	313	100.00%

80	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE EPRA/NAREIT North America Index Fund

Period Covered: January 1, 2008 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	11	3.51%
Greater than 5.0% and Less than 5.5%	3	0.96
Greater than 4.5% and Less than 5.0%	4	1.28
Greater than 4.0% and Less than 4.5%	6	1.92
Greater than 3.5% and Less than 4.0%	6	1.92
Greater than 3.0% and Less than 3.5%	4	1.28
Greater than 2.5% and Less than 3.0%	12	3.83
Greater than 2.0% and Less than 2.5%	14	4.47
Greater than 1.5% and Less than 2.0%	12	3.83
Greater than 1.0% and Less than 1.5%	22	7.03
Greater than 0.5% and Less than 1.0%	35	11.18
Between 0.5% and –0.5%	86	27.47
Less than –0.5% and Greater than –1.0%	27	8.63
Less than –1.0% and Greater than –1.5%	23	7.35
Less than –1.5% and Greater than –2.0%	8	2.56
Less than –2.0% and Greater than –2.5%	10	3.19
Less than –2.5% and Greater than –3.0%	5	1.60
Less than –3.0% and Greater than –3.5%	4	1.28
Less than –3.5% and Greater than –4.0%	2	0.64
Less than –4.0% and Greater than –4.5%	3	0.96
Less than –4.5% and Greater than –5.0%	4	1.28
Less than –5.0%	12	3.83

	313	100.00%

iShares FTSE NAREIT Industrial/Office Capped Index Fund

Period Covered: July 1, 2007 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	7	1.59%
Greater than 2.5% and Less than 3.0%	1	0.23
Greater than 2.0% and Less than 2.5%	3	0.68
Greater than 1.5% and Less than 2.0%	7	1.59
Greater than 1.0% and Less than 1.5%	5	1.14
Greater than 0.5% and Less than 1.0%	28	6.39
Between 0.5% and –0.5%	353	80.21
Less than –0.5% and Greater than –1.0%	24	5.45
Less than –1.0% and Greater than –1.5%	3	0.68
Less than –1.5% and Greater than –2.0%	2	0.45
Less than –2.0%	7	1.59

	440	100.00%

SUPPLEMENTAL INFORMATION	81

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE NAREIT Mortgage Plus Capped Index Fund

Period Covered: July 1, 2007 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	4	0.91%
Greater than 2.5% and Less than 3.0%	1	0.23
Greater than 2.0% and Less than 2.5%	2	0.45
Greater than 1.5% and Less than 2.0%	5	1.14
Greater than 1.0% and Less than 1.5%	12	2.73
Greater than 0.5% and Less than 1.0%	26	5.91
Between 0.5% and –0.5%	360	81.82
Less than –0.5% and Greater than –1.0%	21	4.77
Less than –1.0% and Greater than –1.5%	4	0.91
Less than –1.5% and Greater than –2.0%	3	0.68
Less than –2.0%	2	0.45

	440	100.00%

iShares FTSE NAREIT Real Estate 50 Index Fund

Period Covered: July 1, 2007 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.45%
Greater than 2.5% and Less than 3.0%	2	0.45
Greater than 2.0% and Less than 2.5%	2	0.45
Greater than 1.5% and Less than 2.0%	1	0.23
Greater than 1.0% and Less than 1.5%	8	1.82
Greater than 0.5% and Less than 1.0%	19	4.32
Between 0.5% and –0.5%	386	87.73
Less than –0.5% and Greater than –1.0%	11	2.50
Less than –1.0% and Greater than –1.5%	5	1.14
Less than –1.5%	4	0.91

	440	100.00%

82	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE NAREIT Residential Plus Capped Index Fund

Period Covered: July 1, 2007 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	5	1.14%
Greater than 2.5% and Less than 3.0%	3	0.68
Greater than 2.0% and Less than 2.5%	3	0.68
Greater than 1.5% and Less than 2.0%	5	1.14
Greater than 1.0% and Less than 1.5%	4	0.91
Greater than 0.5% and Less than 1.0%	34	7.73
Between 0.5% and –0.5%	353	80.21
Less than –0.5% and Greater than –1.0%	19	4.32
Less than –1.0% and Greater than –1.5%	5	1.14
Less than –1.5% and Greater than –2.0%	1	0.23
Less than –2.0%	8	1.82

	440	100.00%

iShares FTSE NAREIT Retail Capped Index Fund

Period Covered: July 1, 2007 through March 31, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	5	1.14%
Greater than 5.0% and Less than 5.5%	1	0.23
Greater than 4.5% and Less than 5.0%	1	0.23
Greater than 4.0% and Less than 4.5%	2	0.45
Greater than 3.5% and Less than 4.0%	3	0.68
Greater than 3.0% and Less than 3.5%	2	0.45
Greater than 2.5% and Less than 3.0%	3	0.68
Greater than 2.0% and Less than 2.5%	2	0.45
Greater than 1.5% and Less than 2.0%	1	0.23
Greater than 1.0% and Less than 1.5%	11	2.50
Greater than 0.5% and Less than 1.0%	15	3.41
Between 0.5% and –0.5%	359	81.60
Less than –0.5% and Greater than –1.0%	17	3.86
Less than –1.0% and Greater than –1.5%	8	1.82
Less than –1.5% and Greater than –2.0%	3	0.68
Less than –2.0%	7	1.59

	440	100.00%

SUPPLEMENTAL INFORMATION	83

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

iShares Trust, iShares, Inc., Barclays Global Investors Funds (“BGIF”) and Master Investment Portfolio (“MIP”) are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of iShares Trust also serves as a Director for iShares, Inc. and oversees 177 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and oversees an additional 26 portfolios within the fund complex.

The address of each Trustee and Officer is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, California 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Lee T. Kranefuss, 47	Trustee and Chairman (since 2003).	Global Chief Executive Officer (since 2008) of iShares/Intermediary Groups of BGI; Chief Executive Officer (2005-2008) of iShares Intermediary Index and Market Group of BGI; Chief Executive Officer (2003-2005) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director (since 2005) of BGFA; Director, President and Chief Executive Officer (since 2005) of Barclays Global Investors International, Inc.; Director and Chairman (since 2005) of Barclays Global Investors Services.	Director (since 2003) of iShares, Inc; Trustee (since 2001) of BGIF and MIP.

*John E. Martinez, 47	Trustee (since 2003).	Director (since 2005) of Real Estate Equity Exchange.	Director (since 2003) of iShares, Inc.; Chairman (since 2007) of Independent Review Committee, Canadian iShares Funds.

*	Lee T. Kranefuss and John E. Martinez are deemed to be “interested persons” (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds’ investment adviser; BGI, the parent company of BGFA; and Barclays Global Investors Services, an affiliate of BGFA and BGI.

84	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker, 70	Trustee (since 2000); Lead Independent Trustee (since 2006).	Dean Witter Distinguished Professor of Finance (since 1994), Emeritus, Stanford University: Graduate School of Business.	Director (since 2002) of iShares, Inc.; Lead Independent Director (since 2006) of iShares, Inc.; Director (since 1996) of Continental Airlines, Inc.; Director (since 1995) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2004) of Threshold Pharmaceuticals; Director (since 2007) of NETGEAR, Inc.

Darrell Duffie, 54	Trustee (since 2008).	Professor (since 1984) of Stanford University: Graduate School of Business.	Director (since 2008) of iShares, Inc.; Director (since 2008) of Moody’s Corp.

Cecilia H. Herbert, 60	Trustee (since 2005).	Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco; Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee (2004-2005) of Pacific Select Funds; Trustee (since 2005) and Chair (since 2006) of the Finance and Investment Committees of the Thacher School.	Director (since 2005) of iShares, Inc.

Charles A. Hurty, 65	Trustee (since 2005).	Retired. Partner, KPMG LLP (1968-2001).	Director (since 2005) of iShares, Inc.; Director (since 2002) of GMAM Absolute Return Strategy Fund (1 portfolio); Director (since 2002) of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio); Director (since 2005) of CSFB Alternative Investments Fund (6 portfolios).

John E. Kerrigan, 53	Trustee (since 2005).	Chief Investment Officer (since 2002) of Santa Clara University.	Director (since 2005) of iShares, Inc.

TRUSTEE AND OFFICER INFORMATION	85

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert H. Silver, 53	Trustee (since 2007).	President and Co-Founder (since 2006) of The Bravitas Group, Inc.; Member (since 2006) of Non-Investor Advisory Board of Russia Partners II, LP; Director and member (2006-2009) of the Audit and Compensation Committee of EPAM Systems, Inc.; President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer (1999-2005) of UBS Services USA, LLC; Managing Director (2000-2005) of UBS America, Inc.; Director and Vice Chairman (since 2001) of the YMCA of Greater NYC; Broadway Producer (since 2006); Co-Founder and Vice President (since 2008) of Parentgiving Inc.	Director (since 2007) of iShares, Inc.

Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held

Michael A. Latham, 43	President (since 2007).	Head (since 2007) of Americas iShares, BGI; Chief Operating Officer (2003-2007) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director and Chief Financial Officer (since 2005) of Barclays Global Investors International, Inc.	None.

86	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Geoffrey D. Flynn, 52	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer (since 2008) of U.S. iShares, BGI; Director (2007-2008) of Mutual Fund Operations of BGI; President (2003-2007) of Van Kampen Investors Services; Managing Director (2002-2007) of Morgan Stanley; President (2002-2007) of Morgan Stanley Trust, FSB.	None.

Jack Gee, 49	Treasurer and Chief Financial Officer (since 2008).	Director (since 2004) of Fund Administration of Intermediary Investor Business of BGI; Treasurer and Chief Financial Officer (2004) of Parnassus Investments.	None.

Eilleen M. Clavere, 56	Secretary (since 2007).	Director (since 2006) of Legal Administration of Intermediary Investor Business of BGI; Legal Counsel and Vice President (2005-2006) of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc.; Counsel (2001-2005) of Kirkpatrick & Lockhart LLP.	None.

Ira P. Shapiro, 46	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel (since 2004) of BGI; First Vice President (1993-2004) of Merrill Lynch Investment Managers.	None.

Amy Schioldager, 46	Executive Vice President (since 2007).	Global Head (since 2008) of Index Equity, BGI; Global Head (2006-2008) of U.S. Indexing, BGI; Head (2001-2006) of Domestic Equity Portfolio Management, BGI.	None.

TRUSTEE AND OFFICER INFORMATION	87

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Patrick O’Connor, 41	Vice President (since 2007).	Head (since 2006) of iShares Portfolio Management, BGI; Senior Portfolio Manager (1999-2006) of BGI.	None.

Lee Sterne, 43	Vice President (since 2007).	Head (since 2007) of U.S. Fixed Income Index and iShares, BGI; Senior Portfolio Manager (2004-2007) of BGI; Portfolio Manager (2001-2004) of BGI.	None.

Matt Tucker, 36	Vice President (since 2007).	Director (since 2009) of Fixed Income Investment Strategy, BGI; Head (2005-2008) of U.S. Fixed Income Investment Solutions, BGI; Fixed Income Investment Strategist (2003-2005) of BGI.	None.

88	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares S&P Domestic Index Funds

iShares S&P 1500 (ISI)

iShares S&P 100 (OEF)

iShares S&P 500 (IVV)

iShares S&P 500 Growth (IVW)

iShares S&P 500 Value (IVE)

iShares S&P MidCap 400 (IJH)

iShares S&P MidCap 400 Growth (IJK)

iShares S&P MidCap 400 Value (IJJ)

iShares S&P SmallCap 600 (IJR)

iShares S&P SmallCap 600 Growth (IJT)

iShares S&P SmallCap 600 Value (IJS)

iShares S&P North American Natural Resources Sector (IGE)

iShares S&P North American Technology-Multimedia Networking (IGN)

iShares S&P North American Technology- Semiconductors (IGW)

iShares S&P North American Technology-

Software (IGV)

iShares S&P North American Technology

Sector (IGM)

iShares Domestic Sector Index Funds

iShares Cohen & Steers Realty Majors (ICF)

iShares Dow Jones U.S. Basic Materials

Sector (IYM)

iShares Dow Jones U.S. Consumer Services

Sector (IYC)

iShares Dow Jones U.S. Consumer Goods

Sector (IYK)

iShares Dow Jones U.S. Energy Sector (IYE)

iShares Dow Jones U.S. Financial Sector (IYF)

iShares Dow Jones U.S. Financial Services (IYG)

iShares Dow Jones U.S. Healthcare Sector (IYH)

iShares Dow Jones U.S. Industrial Sector (IYJ)

iShares Dow Jones U.S. Real Estate (IYR)

iShares Dow Jones U.S. Technology Sector (IYW)

iShares Dow Jones U.S. Telecommunications

Sector (IYZ)

iShares Dow Jones Transportation Average (IYT)

iShares Dow Jones U.S. Utilities Sector (IDU)

iShares Dow Jones U.S. (IYY)

iShares Nasdaq Biotechnology (IBB)

iShares Domestic Subsector Index Funds

iShares Dow Jones U.S. Aerospace & Defense (ITA)

iShares Dow Jones U.S. Broker-Dealers (IAI)

iShares Dow Jones U.S. Healthcare Providers (IHF)

iShares Dow Jones U.S. Home Construction (ITB)

iShares Dow Jones U.S. Insurance (IAK)

iShares Dow Jones U.S. Medical Devices (IHI)

iShares Dow Jones U.S. Oil & Gas Exploration & Production (IEO)

iShares Dow Jones U.S. Oil Equipment &

Services (IEZ)

iShares Dow Jones U.S. Pharmaceuticals (IHE)

iShares Dow Jones U.S. Regional Banks (IAT)

iShares FTSE NAREIT Industrial/Office

Capped (FIO)

iShares FTSE NAREIT Mortgage Plus

Capped (REM)

iShares FTSE NAREIT Real Estate 50 (FTY)

iShares FTSE NAREIT Residential Plus

Capped (REZ)

iShares FTSE NAREIT Retail Capped (RTL)

iShares Global Index Funds

iShares S&P Global 100 (IOO)

iShares S&P Global Clean Energy (ICLN)

iShares S&P Global Consumer Discretionary

Sector (RXI)

iShares S&P Global Consumer Staples Sector (KXI)

iShares S&P Global Energy Sector (IXC)

iShares S&P Global Financials Sector (IXG)

iShares S&P Global Healthcare Sector (IXJ)

iShares S&P Global Industrials Sector (EXI)

iShares S&P Global Infrastructure (IGF)

iShares S&P Global Materials Sector (MXI)

iShares S&P Global Nuclear Energy (NUCL)

iShares S&P Global Technology Sector (IXN)

iShares S&P Global Telecommunications

Sector (IXP)

iShares S&P Global Timber & Forestry (WOOD)

iShares S&P Global Utilities Sector (JXI)

iShares Russell Index Funds

iShares Russell 3000 (IWV)

iShares Russell 3000 Growth (IWZ)

iShares Russell 3000 Value (IWW)

iShares Russell 1000 (IWB)

iShares Russell 1000 Growth (IWF)

iShares Russell 1000 Value (IWD)

iShares Russell Midcap (IWR)

iShares Russell Midcap Growth (IWP)

iShares Russell Midcap Value (IWS)

iShares Russell 2000 (IWM)

iShares Russell 2000 Growth (IWO)

iShares Russell 2000 Value (IWN)

iShares Russell Microcap (IWC)

iShares International Country Index Funds

iShares FTSE China (HK Listed) (FCHI)

iShares FTSE/Xinhua China 25 (FXI)

iShares MSCI Australia (EWA)

iShares MSCI Austria Investable Market (EWO)

iShares MSCI Belgium Investable Market (EWK)

iShares MSCI Brazil (EWZ)

iShares MSCI Canada (EWC)

iShares MSCI Chile Investable Market (ECH)

iShares MSCI France (EWQ)

iShares MSCI Germany (EWG)

iShares MSCI Hong Kong (EWH)

iShares MSCI Israel Capped Investable Market (EIS)

iShares MSCI Italy (EWI)

iShares MSCI Japan (EWJ)

iShares MSCI Japan Small Cap (SCJ)

iShares MSCI Malaysia (EWM)

iShares MSCI Mexico Investable Market (EWW)

iShares MSCI Netherlands Investable Market (EWN)

iShares MSCI Singapore (EWS)

iShares MSCI South Africa (EZA)

iShares MSCI South Korea (EWY)

iShares MSCI Spain (EWP)

iShares MSCI Sweden (EWD)

iShares MSCI Switzerland (EWL)

iShares MSCI Taiwan (EWT)

iShares MSCI Thailand Investable Market (THD)

iShares MSCI Turkey Investable Market (TUR)

iShares MSCI United Kingdom (EWU)

iShares S&P/TOPIX150 (ITF)

iShares Bond Funds

iShares Barclays Aggregate (AGG)

iShares Barclays MBS (MBB)

iShares Barclays Short Treasury (SHV)

iShares Barclays 1-3 Year Treasury (SHY)

iShares Barclays 3-7 Year Treasury (IEI)

iShares Barclays 7-10 Year Treasury (IEF)

iShares Barclays 10-20 Year Treasury (TLH)

iShares Barclays 20+ Year Treasury (TLT)

iShares Barclays TIPS (TIP)

iShares Barclays Agency (AGZ)

iShares Barclays Credit (CFT)

iShares Barclays 1-3 Year Credit (CSJ)

iShares Barclays Intermediate Credit (CIU)

iShares iBoxx $ Investment Grade Corporate (LQD)

iShares iBoxx $ High Yield Corporate (HYG)

iShares Barclays Government/Credit (GBF)

iShares Barclays Intermediate Government/

Credit (GVI)

iShares S&P National Municipal (MUB)

iShares S&P Short Term National Municipal (SUB)

iShares S&P California Municipal (CMF)

iShares S&P New York Municipal (NYF)

iShares JPMorgan USD Emerging Markets (EMB)

iShares S&P/Citigroup International

Treasury (IGOV)

iShares S&P/Citigroup 1-3 Year International Treasury (ISHG)

iShares Specialty Index Funds

iShares KLD 400 Social (DSI)

iShares KLD Select SocialSM (KLD)

iShares Dow Jones Select Dividend (DVY)

iShares Dow Jones EPAC Select Dividend (IDV)

iShares S&P U.S. Preferred Stock (PFF)

iShares International Index Funds

iShares FTSE Developed Small Cap ex-North America (IFSM)

iShares FTSE EPRA/NAREIT Developed

Asia (IFAS)

iShares FTSE EPRA/NAREIT Developed

Europe (IFEU)

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. (IFGL)

iShares FTSE EPRA/NAREIT North

America (IFNA)

iShares MSCI ACWI (ACWI)

iShares MSCI ACWI ex US (ACWX)

iShares MSCI All Country Asia ex Japan (AAXJ)

iShares MSCI BRIC (BKF)

iShares MSCI EAFE (EFA)

iShares MSCI EAFE Growth (EFG)

iShares MSCI EAFE Value (EFV)

iShares MSCI EAFE Small Cap (SCZ)

iShares MSCI Emerging Markets (EEM)

iShares MSCI EMU (EZU)

iShares MSCI Kokusai (TOK)

iShares MSCI Pacific ex-Japan (EPP)

iShares S&P Asia 50 (AIA)

iShares S&P Developed ex-U.S. Property (WPS)

iShares S&P Europe 350 (IEV)

iShares S&P Latin America 40 (ILF)

iSHARES FAMILY OF FUNDS	89

The iShares® Family of Funds (Continued)

iShares Morningstar Index Funds

iShares Morningstar Large Core (JKD)

iShares Morningstar Large Growth (JKE)

iShares Morningstar Large Value (JKF)

iShares Morningstar Mid Core (JKG)

iShares Morningstar Mid Growth (JKH)

iShares Morningstar Mid Value (JKI)

iShares Morningstar Small Core (JKJ)

iShares Morningstar Small Growth (JKK)

iShares Morningstar Small Value (JKL)

iShares NYSE Index Funds

iShares NYSE Composite (NYC)

iShares NYSE 100 (NY)

iShares S&P Allocation Funds

iShares S&P Conservative (AOK)

iShares S&P Moderate (AOM)

iShares S&P Growth (AOR)

iShares S&P Aggressive (AOA)

iShares S&P Target Date Index Funds

iShares S&P Target Date Retirement Income (TGR)

iShares S&P Target Date 2010 (TZD)

iShares S&P Target Date 2015 (TZE)

iShares S&P Target Date 2020 (TZG)

iShares S&P Target Date 2025 (TZI)

iShares S&P Target Date 2030 (TZL)

iShares S&P Target Date 2035 (TZO)

iShares S&P Target Date 2040 (TZV)

iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, J.P. Morgan Securities Inc., KLD Research & Analytics, Inc., MSCI Inc., Morningstar Inc., The NASDAQ Stock Market, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Frank Russell Company, or Standard & Poor’s, nor are they sponsored or endorsed by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above except Barclays Capital, which is an affiliate of BGI. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage REITs or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Global Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT, and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “Xinhua” is a trade- and servicemark of Xinhua Financial Network Limited. “NAREIT®” is a trademark of NAREIT; “EPRA®” is a trademark of EPRA.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2009 Annual Report.

iS-0569-0409

90	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For More information:

www.iSHARES.COM

1-800-iShares (1-800-474-2737)

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to the iShares Funds. BGFA is a subsidiary of Barclays Global Investors, N.A. (BGI), neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), or National Association of Real Estate Investment Trusts (“NAREIT”), nor do these companies make any representation regarding the advisability of investing in the iShares Funds. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50 Index, FTSE NAREIT Residential Index, FTSE NAREIT Retail Index, FTSE NAREIT Mortgage REITs Index or FTSE NAREIT Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Global Real Estate ex-U.S./North America/Europe/Asia Index; all rights vest in FTSE, NAREIT and EPRA. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “NAREIT®” is a trademark of NAREIT; “EPRA®” is a trademark of EPRA. Neither SEI nor BGI, nor any of their affiliates, is affiliated with the companies listed above.

©2009 Barclays Global Investors. All rights reserved. iShares® is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Investing involves risk, including possible loss of principal.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

iShares LET’S BUILD A BETTER INVESTMENT WORLD. BARCLAYS GLOBAL INVESTORS

BGI-AR-45-0409

Item 2.	Code of Ethics.

iShares Trust (the “Registrant”) has adopted a code of ethics that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended April 30, 2009, there were no amendments to any provision of this code of ethics, nor were there any waivers granted from any provision of this code of ethics. A copy of this code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker and Robert H. Silver, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in Items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-seven series of the Registrant for which the fiscal year-end is April 30, 2009 (the “Funds”) and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $667,572 for the fiscal year ended April 30, 2008 and $658,375 for the fiscal year ended April 30, 2009.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2008 and April 30, 2009 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $151,810 for the fiscal year ended April 30, 2008 and 151,810 for the fiscal year ended April 30, 2009.

(d) All Other Fees – There were no other fees billed for the fiscal years ended April 30, 2008 and April 30, 2009 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

 (2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2009 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, to the Registrant’s investment adviser and to any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years, were $2,924,561 for the fiscal year ended April 30, 2008 and $3,583,390 for the fiscal year ended April 30, 2009.

(h) The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The

Registrant’s audit committee members are George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, and Darrell Duffie.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Michael A. Latham
Michael A. Latham, President (Principal Executive Officer)
Date: June 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael A. Latham
Michael A. Latham, President (Principal Executive Officer)
Date: June 17, 2009

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date: June 17, 2009